UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2022

Access Fixed Income ETFs
Access Emerging Markets USD Bond ETF (GEMD)
Access High Yield Corporate Bond ETF (GHYB)
Access Inflation Protected USD Bond ETF (GTIP)
Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG)
Access Investment Grade Corporate Bond ETF (GIGB)
Access Treasury 0-1 Year ETF (GBIL)
Access U.S. Aggregate Bond ETF (GCOR)
Access Ultra Short Bond ETF (GSST)

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS EMERGING MARKETS USD BOND ETF

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS U.S. AGGREGATE BOND ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

The Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Emerging Markets USD Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade and high yield bonds issued by emerging market governments or quasi-government entities denominated in U.S. dollars (“USD”) that meet certain liquidity, governance and fundamental screening criteria. As of August 31, 2022, there were 510 constituents in the Index and the Index had a weighted average maturity of 13.52 years.

The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the government and quasi-government bonds of the FTSE Emerging Markets Broad Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes sovereign and quasi-sovereign debt issued in USD with a minimum of $500 million and $250 million outstanding, respectively, that is rated at least C by S&P Global Ratings (“S&P”) or Ca by Moody’s Investors Service, Inc. (“Moody’s”). Only constituents of the Reference Index that have a minimum issue equivalent of $500 million outstanding, a minimum issuer size of $1 billion, and are rated at least B- by S&P or B3 by Moody’s are included in the Universe. The weight of each country within the Universe is capped at 5%. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies both governance and fundamental screens to the Universe. First, issuers are ranked by improvement or deterioration in governance based on the Worldwide Governance Indicators. Based on this ranking, the bottom 10% of issuing countries are excluded from the Universe. Second, issuers are ranked by improvement or deterioration in two fundamental factors, import coverage and inflation. Based on this second ranking, the bottom 5% of issuing countries are excluded from the Universe. Inclusion or exclusion of quasi-government bonds is based on the country of domicile.

As of August 31, 2022, issuers from 44 emerging market countries were included in the Index. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. The countries included in the Index may change over time. The percentage of the portfolio exposed to any country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each country or geographic region at all times.

The securities included in the Index include non-investment grade fixed income securities (commonly known as “junk bonds”). Non-investment grade fixed income securities in the Index are securities rated below BBB- by S&P or Baa3 by Moody’s.

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, governance characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

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INVESTMENT PROCESS

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of August 31, 2022. there were 888 constituents in the Index and the Index had a weighted average maturity of 5.64 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by S&P Global Ratings (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s, are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is designed to track the performance of inflation-protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of August 31, 2022, there were 41 issues in the Index and the Index had a weighted average maturity of 7.75 years and a weighted average duration of 7.29 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

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INVESTMENT PROCESS

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2

In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on-the-run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of August 31, 2022, there were 2,837 constituents in the Index and the Index had a weighted average maturity of 11.87 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

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INVESTMENT PROCESS

The FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria.

As of August 31, 2022, there were 2,168 constituents in the Index and the Index had a weighted average maturity of 3.64 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential Index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $250 million outstanding, remaining maturities between one and five years, and from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of constituents of the Reference Index with remaining maturities between one and five years.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 12 months and (ii) cash.

As of August 31, 2022, there were 85 issues in the Index and the Index had a weighted average maturity of 0.38 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

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INVESTMENT PROCESS

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. To-Be-Announced (“TBA”) transactions representing securities included in the Fund’s underlying index are counted towards the Fund’s 80% investment policy.

The FTSE Goldman Sachs US Broad Bond Market Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index consists of the following fixed income asset class sectors: U.S. Treasury Securities, corporate bonds, mortgage-backed securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities. As of August 31, 2022, there were 8,243 constituents in the Index and the Index had a weighted average maturity of 13.34 years. In addition, as of August 31, 2022, the percentage breakdown of bonds included in the Index was as follows: U.S. Treasury securities (41.2%), corporate bonds (24.8%), mortgage-backed securities (27.2%), asset-backed securities (0.2%), government-sponsored securities (3.7%) and non-U.S. sovereign and provincial securities (0.2%). The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”), using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to constituents of the Reference Index as described below. All constituents of the Reference Index must have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

U.S. Treasury Securities: “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. U.S. Treasury Securities that are included in the Reference Index must have a minimum of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings). Only fixed-rate U.S. Treasury Securities within the Reference Index are included in the Universe.

Corporate Bonds: Corporate bonds that are included in the Reference Index must have a minimum of $250 million outstanding. Only corporate bonds within the Reference Index from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Mortgage-Backed Securities: Mortgage-backed securities that are included in the Reference Index must have a minimum issuer size of $250 million. Only mortgage-backed securities within the Reference Index that have a minimum of $1 billion outstanding per origination year generic when the coupon has a minimum amount outstanding of $5 billion are included in the Universe.

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities that are included in the Reference Index must have a minimum of $1 billion, $500 million and $250 million outstanding, respectively. All government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Reference Index are included in the Universe, except for callable zero coupon bonds, bonds callable less than one year from the issue date, and bonds issued by supranational entities.

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INVESTMENT PROCESS

Step 2 - In the second step, the Index Provider applies specified fundamental screens to each type of constituents in the Universe as described below.

U.S. Treasury Securities: U.S. Treasury Securities within the Universe are screened to exclude securities that are “on-the-run” bonds, or the newest issues for each security term. The remaining U.S. Treasury Securities are divided into “maturity sectors” according to their weighted average maturities. The weight of each U.S. Treasury Security within its maturity sector is determined through an optimization process with the goal of maximizing projected one-month return net of transaction costs subject to a cap on volatility.

Corporate Bonds: Corporate bond issuers within the Universe are grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

Mortgage-Backed Securities: Mortgage-backed securities within the Universe are grouped by issuer agency and are ranked within each issuer agency group based on “seasoning” (i.e., the length of time the security has been publicly traded). “Unseasoned” mortgage-backed securities (i.e., securities with less than six months of loan age) within each issuer agency group are removed from the Index. In addition, the most “negatively convex” mortgage-backed securities within each issuer agency group are removed from the Index (“negative convexity” refers to the tendency for a security’s price to fall when interest rates fall). The weights of the remaining mortgage-backed securities in the Index are determined according to their market capitalizations within the Reference Index, and the weight of each issuer agency group is adjusted to match the weighted average effective duration of such group within the Reference Index.

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Universe are included in the Index in accordance with their market capitalizations.

ALL ABOVE FUNDS

Each of the FTSE Goldman Sachs Emerging Markets USD Bond Index, FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index and FTSE Goldman Sachs US Broad Bond Market Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

Each of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the

6

INVESTMENT PROCESS

extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

At the end of each Fund’s Reporting Period, i.e. August 31, 2022, we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Net Assets in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, CLOs and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one NRSRO (at least A-2, P-2, or F2 by S&P, Moody’s or Fitch, respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by S&P, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to invest or redeem during market hours. Volatility refers to the annualized standard deviation of returns.

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INVESTMENT PROCESS

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse — with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple strategies

•	Take a global perspective to uncover relative value opportunities

•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views

•	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

•	Build a strong team of skilled investors who excel on behalf of our clients.

* * *

At the end of the Reporting Period, we believed the major factors that would influence the fixed income markets in the coming months included geopolitical risk (especially the war in Ukraine), energy prices (particularly risks of supply constraints), inflation levels (persistently high or potentially declining), central bank policy decisions (especially U.S. Federal Reserve policy and its potential impact on the markets and the U.S. economy), relative strength of the U.S. dollar (potential impact on commodity prices and global markets) and U.S. recession risk (uncertain in terms of scope and time frame).

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PORTFOLIO RESULTS

Goldman Sachs Access Emerging Markets USD Bond ETF

Investment Objective

The Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Emerging Markets USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the period since the Fund’s inception on February 15, 2022 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -16.11% based on net asset value (“NAV”) and -17.04% based on market price. The Index returned -17.06% during the same period.

The Fund had an NAV of $49.68 per share on the date of inception and ended the Reporting Period with an NAV of $40.58 per share. The Fund’s market price on August 31, 2022 was $40.13 per share.

Effective February 17, 2022, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, implemented a management fee waiver for the Fund such that total annual fund operating expenses after the fee waiver are 0.00% through at least February 17, 2023.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade and high yield bonds issued by emerging market governments or quasi-government entities denominated in U.S. dollars (“USD”) that meet certain liquidity, governance and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the government and quasi-government bonds of the FTSE Emerging Markets Broad Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns but modestly outperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund invests in U.S. dollar-denominated sovereign and quasi-sovereign debt of emerging market countries, both investment grade and below investment grade bonds included. Emerging market bonds began selling off after the Russian invasion of Ukraine in late February, just weeks after the Fund’s inception. These events broadened geopolitical concerns, particularly in countries more closely tied to the Russia/Ukraine conflict. Emerging market bonds were also impacted during the Reporting Period by the broad sell-off in risk assets and by widening credit spreads, driven, in turn, by global economic and inflation pressures. (Spreads are a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries.) The strong U.S. dollar

9

PORTFOLIO RESULTS

was also a factor, as many emerging market countries issue debt in U.S. dollars, effectively increasing the amount of debt they owe due to the lower valuation of their own currency. Spreads on global sovereign emerging markets debt widened approximately 121 basis points during the Reporting Period, from 304 basis points to 425 basis points. (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.35 years, a weighted average maturity of 13.03 years and a weighted average coupon of 5.18% as of August 31, 2022. The Fund’s weighted average yield to maturity was 7.23% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 6.90%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AA	6.87%
A	12.70%
BBB	33.65%
BB	19.14%
B	24.10%
CCC	0.71%
Not Rated	1.07%
Cash	1.74%

Q	What was the Fund’s regional allocation at the end of the Reporting Period?[3]

A	Of the approximately 98.26% of the Fund’s assets invested in emerging markets debt at the end of the Reporting Period, approximately 37.72% was in Latin America, 11.47% in Europe, 31.95% in the Middle East and Africa, 15.11% in Asia and 2.01% elsewhere.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Emerging Markets USD Bond Index.

10

FUND BASICS

Access Emerging Markets USD Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$40.13
Net Asset Value (NAV)[1]	$40.58

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business
Chile Government International Bond, 3.50%, 01/31/34	1.6%	Chile
Hungary Government International Bond, 5.38%, 03/25/24	1.2	Hungary
Indonesia Government International Bond, 7.75%, 01/17/38	1.2	Indonesia
Chile Government International Bond, 3.13%, 01/21/26	1.2	Chile
Colombia Government International Bond, 5.00%, 06/15/45	1.1	Colombia
Qatar Government International Bond, 4.82%, 03/14/49	1.1	Qatar
Saudi Arabian Oil Co., 3.50%, 04/16/29	1.1	Saudi Arabia
Bahrain Government International Bond, 7.00%, 01/26/26	1.1	Bahrain
Croatia Government International Bond, 6.00%, 01/26/24	1.1	Croatia
Uruguay Government International Bond, 5.10%, 06/18/50	1.1	Uruguay

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
Government	87.6%
Energy	6.0
Basic Materials	2.8
Investment Company	1.5
Industrials	0.9
Financials	0.6
Utilities	0.6

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

11

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on February 15, 2022 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Emerging Markets USD Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Emerging Markets USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2022 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced February 15, 2022)	-16.11%

Shares based on Market Price (Commenced February 15, 2022)	-17.04%

FTSE Goldman Sachs Emerging Markets USD Bond Index	-17.06%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

12

PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -11.07% based on net asset value (“NAV”) and -11.90% based on market price. The Index returned -10.21% during the same period.

The Fund had an NAV of $50.40 per share on August 31, 2021 and ended the Reporting Period with an NAV of $42.70 per share. The Fund’s market price on August 31, 2022 was $42.28 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”), after having kept its monetary policy accommodative for an extended span, with the targeted federal funds rate in a range of 0.00% to 0.25%, began raising interest rates in March 2022. In total, the Fed raised the targeted federal funds rate four times in the first eight months of 2022 for a total of 225 basis points, bringing the targeted federal funds to a range of 2.25% to 2.50% by the end of the Reporting Period. (A basis point is 1/100th of a percentage point.) As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter-term and longer-term maturities narrowed. Toward the end of the Reporting Period, as the Fed’s rapid responses to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus.

13

PORTFOLIO RESULTS

The bellwether 10-year U.S. Treasury yield was up 185 basis points during the Reporting Period, from 1.30% to 3.15%.

Virtually all fixed income sectors recorded negative absolute returns during the Reporting Period, hurt by the increase in market volatility, much of which stemmed from the uncertainty around how forcefully the Fed would act to slow the economy as it sought to quell inflation. The risk asset sell-off drove a widening of credit spreads. High yield corporate spreads widened from 289 basis points to 484 basis points during the Reporting Period.

Toward the end of the Reporting Period, Fed Chair Powell articulated what had been increasingly clear for some time — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 4.29 years, a weighted average maturity of 5.66 years and a weighted average coupon of 5.46% as of August 31, 2022. The Fund’s weighted average yield to maturity was 8.15% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 7.19%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BBB	0.24%
BB	50.71%
B	36.21%
CCC	7.94%
CC	1.20%
Not Rated	1.15%
Cash	2.55%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 95.98% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 83% was in industrials, 9% in financials and 6% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 99.13% invested in high yield corporate bonds, 0.87% invested in emerging market corporate bonds and 0.00% in cash, the Fund was 95.98% invested in high yield corporate bonds, 1.23% in emerging market corporate bonds and 2.55% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

14

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$42.28
Net Asset Value (NAV)[1]	$42.70

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business
TransDigm, Inc., 6.25%, 03/15/26	1.0%	Aerospace & Defense
Medline Borrower LP, 3.88%, 04/01/29	0.9	Consumer Noncyclical
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27	0.7	Communications
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 01/15/28	0.6	Consumer Cyclical
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27	0.6	Communications
Intelsat Jackson Holdings SA, 6.50%, 03/15/30	0.6	Wireless
Organon & Co. / Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28	0.6	Consumer Noncyclical
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 05/01/32	0.6	Communications
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer, 4.25%, 10/15/27	0.6	Insurance
Sirius XM Radio, Inc., 4.00%, 07/15/28	0.6	Broadcasting

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
Consumer, Cyclical	21.0%
Consumer, Non-cyclical	18.4
Energy	13.7
Telecommunication Services	13.0
Financials	11.2
Industrials	8.7
Materials	4.4
Utilities	3.7
Information Technology	3.5
Investment Company	2.4

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 5, 2017)	-11.07%	1.89%

Shares based on Market Price (Commenced September 5, 2017)	-11.90%	1.69%

FTSE Goldman Sachs High Yield Corporate Bond Index	-10.21%	2.22%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

16

PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -6.08% based on net asset value (“NAV”) and -6.20% based on market price. The Index returned -6.02% during the same period.

The Fund had an NAV of $58.52 per share on August 31, 2021 and ended the Reporting Period with an NAV of $51.68 per share. The Fund’s market price on August 31, 2022 was $51.64 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two key drivers of return for the Treasury inflation protected securities (“TIPS”) market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, the yield on the 10-year U.S. Treasury rose by approximately 185 basis points to 3.15%. (A basis point is 1/100th of a percentage point.) The move in U.S. Treasuries reflected market expectations of slowed economic growth on the back of U.S. Federal Reserve interest rate hikes, implemented, in turn, in an effort to reduce inflation. Annualized Consumer Price Index readings rose from 5.3% at the start of the Reporting Period to 8.3% in August 2022. Inflation increased across virtually all segments of the economy, but perhaps most noticeably in energy prices, with the U.S. Gasoline National Average increasing about 20% during the Reporting Period. Still, the U.S. labor market was strong. The U.S. unemployment rate declined from 5.1% to 3.6% during the Reporting Period, and annualized average hourly earnings rose from 4.3% to 5.2%. Supply-chain issues abated later in the Reporting Period, but demand remained high. All told, heightened inflation data was positive for TIPs, but it was not enough to offset the effect of rising interest rates, which drove negative returns for the sector during the Reporting Period.

17

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.23 years, a weighted average maturity of 7.73 years and a weighted average coupon of 0.64% as of August 31, 2022. The Fund’s weighted average yield to maturity was 3.63% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 16.80%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 98.68% invested in U.S. TIPS and 1.32% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

18

FUND BASICS

Access Inflation Protected USD Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$51.64
Net Asset Value (NAV)[1]	$51.68

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	8.8%	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/25	7.5	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/26	6.8	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/24	6.7	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/25	6.6	Government
U.S. Treasury Inflation Indexed Bond, 2.13%, 02/15/40	6.5	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/30	6.5	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	6.4	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/24	5.7	Government
U.S. Treasury Inflation Indexed Bond, 0.25%, 01/15/25	5.6	Government

[2]	The holdings may not be representative of the Fund’s future investments.

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
Government	99.8%
Investment Company	0.2

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on October 2, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Inflation Protected USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 2, 2018 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced October 2, 2018)	-6.08%	4.09%

Shares based on Market Price (Commenced October 2, 2018)	-6.20%	4.06%

FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	-6.02%	4.19%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

20

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -6.30% based on net asset value (“NAV”) and -6.51% based on market price. The Index returned -6.15% during the same period.

The Fund had an NAV of $50.28 per share on August 31, 2021 and ended the Reporting Period with an NAV of $46.46 per share. The Fund’s market price on August 31, 2022 was $46.38 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”). The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”), after having kept its monetary policy accommodative for an extended span, with the targeted federal funds rate in a range of 0.00% to 0.25%, began raising interest rates in March 2022. In total, the Fed raised the targeted federal funds rate four times in the first eight months of 2022 for a total of 225 basis points, bringing the targeted federal funds to a range of 2.25% to 2.50% by the end of the Reporting Period. (A basis point is 1/100th of a percentage point.) As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter-term and longer-term maturities narrowed. Toward the end of the Reporting Period, as the Fed’s rapid responses to inflation heightened expectations it would move policy into restrictive territory and slow future

21

PORTFOLIO RESULTS

economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus. The bellwether 10-year U.S. Treasury yield was up 185 basis points during the Reporting Period, from 1.30% to 3.15%. Shorter-term U.S. Treasury security yields rose even more dramatically, with the three-year U.S. Treasury yield increasing 311 basis points, from 0.40% to 3.51% during the Reporting Period.

Virtually all fixed income sectors recorded negative absolute returns during the Reporting Period, hurt by the increase in market volatility, much of which stemmed from the uncertainty around how forcefully the Fed would act to slow the economy as it sought to quell inflation. The risk asset sell-off drove a widening of credit spreads. Short-term investment grade corporate spreads widened by approximately 47 basis points, from 45 basis points to 92 basis points, during the Reporting Period.

Toward the end of the Reporting Period, Fed Chair Powell articulated what had been increasingly clear for some time — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 2.69 years, a weighted average maturity of 3.13 years and a weighted average coupon of 3.21% as of August 31, 2022. The Fund’s weighted average yield to maturity was 4.47% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.02%.
[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

22

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	1.05%
AA	5.96%
A	33.30%
BBB	55.46%
BB	2.65%
B	0.29%
Cash	1.28%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 95.52% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 37.71% was in financials, 53.83% in industrials and 3.98% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 97.52% allocated to investment grade corporate bonds, 1.57% allocated to high yield corporate bonds, 0.09% allocated to quasi-government securities, 0.82% to emerging markets debt and 0.00% in cash, the Fund was 95.52% invested in investment grade corporate bonds, 2.05% in high yield corporate bonds, 0.25% in quasi-government securities, 0.90% in emerging markets debt and 1.28% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index.

23

FUND BASICS

Access Investment Grade Corporate 1-5 Year Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$46.38
Net Asset Value (NAV)[1]	$46.46

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business
Cooperatieve Rabobank UA, Series MTN, 3.38%, 05/21/25	1.5%	Banks
Santander UK Group Holdings PLC, 1.53%, 08/21/26	1.4	Banks
HSBC Holdings PLC, 4.30%, 03/08/26	1.4	Banks
Banco Santander SA, 2.75%, 05/28/25	1.2	Banks
Lloyds Banking Group PLC, 2.44%, 02/05/26	1.2	Banks
HSBC Holdings PLC, 2.25%, 11/22/27	1.1	Banks
Barclays PLC, 2.28%, 11/24/27	1.1	Banks
JPMorgan Chase & Co., 1.51%, 06/01/24	1.0	Banks
Deutsche Bank AG, 3.96%, 11/26/25	0.9	Banks
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 01/30/26	0.8	Financial Company

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
Financials	39.5%
Consumer, Non-cyclical	10.0
Industrials	9.8
Information Technology	9.3
Telecommunication Services	8.8
Energy	8.5
Consumer, Cyclical	8.2
Utilities	4.3
Investment Company	1.0
Materials	0.6

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

24

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on July 7, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 7, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced July 7, 2020)	-6.30%	-2.17%

Shares based on Market Price (Commenced July 7, 2020)	-6.51%	-2.25%

FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	-6.15%	-1.96%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -14.96% based on net asset value (“NAV”) and -15.26% based on market price. The Index returned -14.79% during the same period.

The Fund had an NAV of $55.24 per share on August 31, 2021 and ended the Reporting Period with an NAV of $45.81 per share. The Fund’s market price on August 31, 2022 was $45.61 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”), after having kept its monetary policy accommodative for an extended span, with the targeted federal funds rate in a range of 0.00% to 0.25%, began raising interest rates in March 2022. In total, the Fed raised the targeted federal funds rate four times in the first eight months of 2022 for a total of 225 basis points, bringing the targeted federal funds to a range of 2.25% to 2.50% by the end of the Reporting Period. (A basis point is 1/100th of a percentage point.) As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter-term and longer-term maturities narrowed. Toward the end of the Reporting Period, as the Fed’s rapid responses to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus. The bellwether 10-year U.S. Treasury yield was up 185 basis points during the Reporting Period, from 1.30% to 3.15%.

26

PORTFOLIO RESULTS

Virtually all fixed income sectors recorded negative absolute returns during the Reporting Period, hurt by the increase in market volatility, much of which stemmed from the uncertainty around how forcefully the Fed would act to slow the economy as it sought to quell inflation. The risk asset sell-off drove a widening of credit spreads. Investment grade corporate spreads widened by approximately 53 basis points, from 87 basis points to 140 basis points, during the Reporting Period.

Toward the end of the Reporting Period, Fed Chair Powell articulated what had been increasingly clear for some time — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.43 years, a weighted average maturity of 11.62 years and a weighted average coupon of 3.67% as of August 31, 2022. The Fund’s weighted average yield to maturity was 4.82% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.46%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	1.55%
AA	7.84%
A	38.58%
BBB	50.39%
BB	1.14%
Cash	0.49%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.66% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 33.72% was in financials, 60.27% in industrials and 2.67% in utilities.[3]

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

27

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 97.25% allocated to investment grade corporate bonds, 1.07% allocated to high yield corporate bonds, 1.43% allocated to emerging market corporate bonds, 0.25% allocated to quasi-government securities and 0.00% in cash, the Fund was 96.66% invested in investment grade corporate bonds, 0.78% in high yield corporate bonds, 1.72% in emerging market corporate bonds, 0.34% in quasi-government securities and 0.49% in cash at the end of the Reporting Period.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

28

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$45.61
Net Asset Value (NAV)[1]	$45.81

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country
American Express Co., 3.00%, 10/30/24	0.5%	Banks	United States
Cigna Corp., 4.13%, 11/15/25	0.5	Healthcare	United States
Verizon Communications, Inc., 0.85%, 11/20/25	0.4	Wireless	United States
NVIDIA Corp., 0.58%, 06/14/24	0.4	Technology	United States
BP Capital Markets America, Inc., 3.02%, 01/16/27	0.4	Energy	United States
Starbucks Corp., 3.80%, 08/15/25	0.4	Consumer Cyclical	United States
Bristol-Myers Squibb Co., 0.75%, 11/13/25	0.4	Consumer Noncyclical	United States
Bank of Montreal, 4.34%, 10/05/28	0.3	Banks	Canada
AbbVie, Inc., 3.60%, 05/14/25	0.3	Consumer Noncyclical	United States
Westpac Banking Corp., 2.89%, 02/04/30	0.3	Banks	Australia

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
Financials	35.7%
Consumer, Non-cyclical	18.3
Telecommunication Services	13.5
Energy	10.1
Information Technology	8.6
Consumer, Cyclical	5.2
Industrials	4.5
Utilities	2.7
Materials	1.1
Investment Company	0.3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 6, 2017)	-14.96%	1.18%

Shares based on Market Price (Commenced June 6, 2017)	-15.26%	1.09%

FTSE Goldman Sachs Investment Grade Corporate Bond Index	-14.79%	1.39%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.01% based on net asset value (“NAV”) and 0.06% based on market price. The Index returned 0.18% during the same period.

The Fund had an NAV of $100.09 on August 31, 2021 and ended the Reporting Period with an NAV of $99.84 per share. The Fund’s market price on August 31, 2022 was $99.88 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund’s and the Index’s performance was largely reflective of the performance of front-end, or short-term, U.S. Treasury rates, which were primarily affected, in turn, by U.S. Federal Reserve (“Fed”) policy. The Fed had kept the targeted federal funds rate low, i.e. a range of 0% to 0.25%, since the onset of the COVID-19 pandemic. However, higher inflation, combined with a strong labor market, resulted in the Fed beginning to hike interest rates in March 2022. Indeed, in an effort to slow the economy and dampen price increases, the Fed raised the targeted federal funds rate four times in the first eight months of 2022, for a total of 225 basis points. (A basis point is 1/100th of a percentage point.) This put upward pressure on short-term U.S. interest rates and downward pressure on short-term bond prices. In fact, short-term U.S. interest rates increased significantly, with six-month U.S. Treasury yields up from 0.05% to 3.33% during the Reporting Period.

The Fund is an ultra-short bond fund, i.e. it invests in U.S. Treasury securities with maturities of one-month to one-year and thus its NAV has a low sensitivity to interest rate changes, but such Fed rate hikes resulted in the yield of the Fund increasing significantly during the Reporting Period. However, the sharp move higher in yields offset the positive effect of higher income, resulting in a rather neutral total return for the Fund for the Reporting Period.

31

PORTFOLIO RESULTS

In August 2022, Fed Chair Jerome Powell articulated what had been increasingly clear throughout the Reporting Period — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation. At the end of the Reporting Period, we expected key factors impacting the returns of the Fund to continue to be inflation, U.S. economic growth and Fed policy, as these factors will likely help drive the outcome and level of short-term interest rates in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.38 years, a weighted average maturity of 0.38 years and a weighted average coupon of 0.14% as of August 31, 2022. The Fund’s weighted average yield to maturity was 2.96% on August 31, 2022. The 30-day net standardized yield of the Fund at the end of the Reporting Period was 2.44%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Index was 100% allocated to U.S. Treasury securities as the end of the Reporting Period, and the Fund was 99.92% invested in U.S. Treasury securities at the end of the Reporting Period, with the remainder in cash.

  On June 30, 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. On October 1, 2022, Mr. Fishman will no longer serve as a portfolio manager for the Fund. Todd Henry and David Westbrook, each a Vice President within GSAM’s Fixed Income Team, will continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

32

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$99.88
Net Asset Value (NAV)[1]	$99.84

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bill, 2.09%	10/25/22	12.9%
U.S. Treasury Bill, 3.06%	01/19/23	6.0
U.S. Treasury Bill, 2.63%	11/03/22	5.8
U.S. Treasury Bill, 3.34%	07/13/23	4.3
U.S. Treasury Bill, 2.97%	12/22/22	3.9
U.S. Treasury Bill, 3.01%	01/05/23	3.8
U.S. Treasury Bill, 2.82%	03/23/23	3.8
U.S. Treasury Bill, 3.21%	02/23/23	3.7
U.S. Treasury Bill, 3.29%	02/23/23	3.7
U.S. Treasury Bill, 2.50%	12/22/22	3.6

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

33

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced September 6, 2016)	0.01%	1.03%	0.95%

Shares based on Market Price (Commenced September 6, 2016)	0.06%	1.04%	0.95%

FTSE US Treasury 0-1 Year Composite Select Index	0.18%	1.14%	1.06%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

34

PORTFOLIO RESULTS

Goldman Sachs Access U.S. Aggregate Bond ETF

Investment Objective

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -12.12% based on net asset value (“NAV”) and -11.99% based on market price. The Index returned -12.07% during the same period.

The Fund had an NAV of $49.40 per share on August 31, 2021 and ended the Reporting Period with an NAV of $42.88 per share. The Fund’s market price on August 31, 2022 was $42.93 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”). The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the corporate bond constituents of the Index on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, U.S. bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”), after having kept its monetary policy accommodative for an extended span, with the targeted federal funds rate in a range of 0.00% to 0.25%, began raising interest rates in March 2022. In total, the Fed raised the targeted federal funds rate four times in the first eight months of 2022 for a total of 225 basis points, bringing the targeted federal funds to a range of 2.25% to 2.50% by the end of the Reporting Period. (A basis point is 1/100th of a percentage point.) As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter-term and longer-term maturities narrowed. Toward the end of the Reporting Period, as the Fed’s rapid responses to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the

35

PORTFOLIO RESULTS

U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus.

The Fund had a duration of six to seven years during the Reporting Period, which means moves in the U.S. Treasury yield curve, particularly in the five-year to 10-year segment of the maturity spectrum, made the Fund sensitive to moves in this intermediate segment of the curve. During the Reporting Period, five-year U.S. Treasury yields increased approximately 257 basis points, and the bellwether 10-year U.S. Treasury yield was up 185 basis points during the Reporting Period, from 1.30% to 3.15%.

During the Reporting Period, investment grade corporate spreads ended August 2022 at approximately 319 basis points, widening by approximately 233 basis points. U.S. mortgage-backed securities spreads ended August 2022 at approximately 40 basis points, widening by approximately seven basis points during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 6.46 years, a weighted average maturity of 13.97 years and a weighted average coupon of 2.74% as of August 31, 2022. The Fund’s weighted average yield to maturity was 3.89% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 3.22%.
[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

36

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	44.94%
Agency Securities	26.57%
AAA	0.41%
AA	2.52%
A	10.32%
BBB	13.95%
BB	0.49%
B	0.00%
Not Rated	0.03%
Cash	0.76%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A

Sector	Fund	Index

U.S. Treasuries	44.94%	41.40%
Quasi-Government Securities	0.36%	3.65%
Asset-Backed Securities	0.00%	0.17%
Commercial Mortgage-Backed Securities	0.00%	0.00%
Residential Mortgage-Backed Securities	26.57%	27.21%
Investment Grade Corporate Bonds	24.31%	24.49%
High Yield Corporate Bonds	0.38%	0.28%
Emerging Markets Debt	2.68%	2.80%
Cash	0.76%	0.00%

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index.

37

FUND BASICS

Access U.S. Aggregate Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022
Market Price[1]	$42.93
Net Asset Value (NAV)[1]	$42.88

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets

U.S. Treasury Note, 2.00%, 11/15/26	12.1%
Federal National Mortgage Association, 2.00%, 09/15/50	6.2
U.S. Treasury Note, 2.75%, 02/15/28	4.8
U.S. Treasury Note, 2.88%, 08/15/28	4.3
Federal National Mortgage Association, 2.50%, 09/15/51	3.9
U.S. Treasury Note, 2.00%, 02/15/25	3.6
U.S. Treasury Note, 0.25%, 05/15/24	3.3
U.S. Treasury Note, 2.13%, 05/31/26	2.8
U.S. Treasury Note, 2.50%, 01/31/25	2.5
Federal National Mortgage Association, 3.00%, 09/15/51	2.4

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund
U.S. Treasury Notes	26.9%
Mortgage-Backed Securities	22.0
Investment Company	18.9
Corporate Obligations	16.7
U.S. Treasury Bonds	5.5
U.S. Treasury Obligations	4.4
Foreign Corporate Debt	4.1
Foreign Debt Obligations	1.5

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

38

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 8, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE Goldman Sachs US Broad Bond Market Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access U.S. Aggregate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 8, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 8, 2020)	-12.12%	-6.57%

Shares based on Market Price (Commenced September 8, 2020)	-11.99%	-6.51%

FTSE Goldman Sachs US Broad Bond Market Index	-12.07%	-6.40%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

39

PORTFOLIO RESULTS

Goldman Sachs Access Ultra Short Bond ETF

Investment Objective

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to provide current income with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.58% based on net asset value (“NAV”) and -0.59% based on market price. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index (the “Index”), returned 0.44% for the same period.

The Fund had an NAV of $50.71 per share on August 31, 2021 and ended the Reporting Period with an NAV of $49.95 per share. The Fund’s market price on August 31, 2022 was $49.95 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) (at least A-2, P-2, or F2 by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by S&P, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

During the Reporting Period, the Fund posted negative absolute returns that modestly underperformed the Index. The Fund, as an actively managed, broadly diversified

40

PORTFOLIO RESULTS

portfolio of high quality short-term holdings across multiple spread, or non-U.S. Treasury, sectors, slightly underperformed the Index during the Reporting Period due primarily to differences in sector positioning and duration and yield curve positioning relative to that of the Index.

Overall, short term bond returns are driven by two primary factors--short-term interest rates and sector yields.

During the Reporting Period, the U.S. Federal Reserve (the “Fed”), after having kept its monetary policy accommodative for an extended span, with the targeted federal funds rate in a range of 0.00% to 0.25%, began raising interest rates in March 2022. In total, the Fed raised the targeted federal funds rate four times in the first eight months of 2022 for a total of 225 basis points, bringing the targeted federal funds to a range of 2.25% to 2.50% by the end of the Reporting Period. (A basis point is 1/100th of a percentage point.) As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter-term and longer-term maturities narrowed. Toward the end of the Reporting Period, as the Fed’s rapid responses to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus. The bellwether 10-year U.S. Treasury yield was up 185 basis points during the Reporting Period, from 1.30% to 3.15%. Short-term U.S. interest rates increased even more significantly, with six-month U.S. Treasury yields up from 0.05% to 3.33% during the Reporting Period.

The increase in short-term interest rates put downward pressure on bond prices during the Reporting Period, but since the Fund is an ultra-short bond fund, i.e. it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes, thus mitigating the impact of higher rates. The Fund’s allocation to floating rate assets also helped reduce the effect of rising rates, enabling the yield of the strategy to increase along with the market. However, credit spread widening was a detracting factor. During the Reporting Period, short-dated, i.e. maturities of one to three years, investment grade credit yields widened by approximately 43 basis points, from 33 basis points to 76 basis points.

A broad diversified portfolio of high quality short-term holdings, across investment grade corporate credit, U.S. Treasuries, mortgage-backed securities and other securitized credit, helped the Fund achieve a high level of current income for investors while also providing reduced volatility as yields of various individual sectors fluctuated during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives. During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.47 years, a weighted average maturity of 9.03 years and a weighted average coupon of 2.70% as of August 31, 2022. The Fund’s weighted average yield to maturity was 4.18% on August 31, 2022. The 30-day standardized yield of the Fund at the end of the Reporting Period was 2.69%.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

41

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	4.39%
Agency Securities	29.42%
AAA	16.79%
AA	3.76%
A	23.20%
BBB	12.24%
Not Rated	4.59%
Cash	5.60%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury securities, the Fund was 4.39% invested in U.S. Treasury securities, 1.31% in quasi-government securities, 14.44% in asset-backed securities, 5.75% in commercial mortgage-backed securities, 29.42% in residential mortgage-backed securities, 39.09% in investment grade corporate bonds and 5.60% in cash at the end of the Reporting Period.

    On June 30, 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. On October 1, 2022, Mr. Fishman will no longer serve as a portfolio manager for the Fund. Todd Henry and David Westbrook, each a Vice President within GSAM’s Fixed Income Team, will continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

42

FUND BASICS

Access Ultra Short Bond ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$49.95
Net Asset Value (NAV)[1]	$49.95

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets

FNMA REMIC, Class BM, Series 2020-6347, 2.31%, 02/01/41	2.3%
FNMA REMIC, Class AF, Series 2015-66, 2.69%, 09/25/45	2.3
U.S. Treasury Floating Rate Note, 2.94%, 10/31/23	2.2
FHLMC REMIC, Class F, Series 2019-4944, 2.89%, 01/25/50	2.1
FNMA REMIC, Class FG, Series 2017-82, 2.69%, 11/25/32	1.8
FNMA REMIC, Class FC, Series 2005-103, 2.94%, 07/25/35	1.8
FHLMC REMIC, 2.74%, 01/01/46	1.6
FNMA REMIC, Class NF, Series 2011-86, 2.99%, 09/25/41	1.2
Capital One Financial Corp., 2.99%, 12/06/24	1.1
Federal Home Loan Bank Discount Note, 1.86%, 09/16/22	1.0

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

SECTOR ALLOCATION AS OF 8/31/22[3]

Sector Name	Fund

Mortgage-Backed Securities	31.1%
Corporate Obligations	21.5
Asset- Backed Securities	18.7
Foreign Corporate Debt	17.6
U.S. Treasury Notes	3.1
Commercial Papers	2.9
Certificate of Deposits	1.7
U.S. Treasury Bills	1.3
U.S. Government Agency Obligations	1.2
Investment Company	0.9

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

43

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on April 15, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE 3 Month T-Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Ultra Short Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 15, 2019 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced April 15, 2019)	-0.58%	1.19%

Shares based on Market Price (Commenced April 15, 2019)	-0.59%	1.19%

FTSE Three-Month U.S. Treasury Bill Index	0.44%	0.76%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

44

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Access Emerging Markets USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access High Yield Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Inflation Protected USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate 1-5 Year Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of

45

FUND BASICS

FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Treasury 0-1 Year ETF

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

Access U.S. Aggregate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Ultra Short Bond ETF

The FTSE Three-Month U.S. Treasury Bill Index is intended to track the daily performance of 3 month US Treasury bills. The index is designed to operate as a reference rate for a series of funds.

Goldman Sachs Access Ultra Short Bond ETF (GSST) does not attempt to track an index and takes a more active approach.

46

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 82.9%
Angola – 1.1%
Angolan Government International Bond (NR/B3)
$400,000	8.250%	05/09/28	$349,632

Bahrain – 2.6%
Bahrain Government International Bond (B+/NR)
350,000	7.000	01/26/26	360,225
225,000	7.375	05/14/30	227,119
325,000	6.000	09/19/44	244,793

			832,137

Chile – 3.4%
Chile Government International Bond (A/A1)
400,000	3.125	01/21/26	382,841
200,000	3.240	02/06/28	186,272
600,000	3.500	01/31/34	521,533

			1,090,646

China – 2.3%
China Government International Bond (NR/NR)
400,000	2.750	12/03/39	344,802
250,000	4.000	10/19/48	255,677
200,000	2.250	10/21/50	145,837

			746,316

Colombia – 5.4%
Colombia Government International Bond (BB+/Baa2)
300,000	3.875	04/25/27	269,130
200,000	3.000	01/30/30	155,085
250,000	3.125	04/15/31	188,739
250,000	3.250	04/22/32	184,622
200,000	7.375	09/18/37	190,395
100,000	6.125	01/18/41	80,575
275,000	5.625	02/26/44	200,307
550,000	5.000	06/15/45	368,748
200,000	4.125	05/15/51	118,327

			1,755,928

Costa Rica – 1.3%
Costa Rica Government International Bond (B/B2)
250,000	6.125	02/19/31	235,625
200,000	7.158	03/12/45	178,500

			414,125

Croatia – 1.1%
Croatia Government International Bond (BBB+/Baa2)
350,000	6.000	01/26/24	360,059

Dominican Republic – 4.7%
Dominican Republic International Bond (BB-/Ba3)
250,000	5.950	01/25/27	245,625
225,000	6.000	07/19/28	216,281
225,000	4.500	01/30/30	189,562
200,000	4.875	09/23/32	163,000
175,000	7.450	04/30/44	160,563
225,000	6.850	01/27/45	191,813
200,000	6.400	06/05/49	158,500
300,000	5.875	01/30/60	214,500

			1,539,844

Sovereign Debt Obligations – (continued)
Ecuador – 1.5%
Ecuador Government International Bond (B-/NR)(a)
250,000	5.500	07/31/30	134,375
650,000	2.500	07/31/35	258,375
250,000	1.500	07/31/40	88,750

			481,500

Egypt – 5.3%
Egypt Government International Bond (B/NR)
300,000	5.750	05/29/24	278,316
200,000	7.500	01/31/27	171,998
300,000	5.800	09/30/27	238,489
200,000	6.588	02/21/28	159,482
350,000	7.625	05/29/32	249,548
200,000	7.300	09/30/33	137,568
200,000	8.500	01/31/47	128,100
200,000	8.700	03/01/49	127,783
200,000	8.875	05/29/50	129,986
200,000	7.500	02/16/61	116,359

			1,737,629

Ghana – 0.7%
Ghana Government International Bond (CCC+/Caa1)
300,000	8.125	03/26/32	118,125
275,000	8.950	03/26/51	99,688

			217,813

Guatemala – 0.6%
Guatemala Government Bond (BB-/Ba1)
200,000	6.125	06/01/50	183,000

Hungary – 2.6%
Hungary Government International Bond (BBB/Baa2)
200,000	5.750	11/22/23	203,249
400,000	5.375	03/25/24	403,502
200,000	7.625	03/29/41	233,363

			840,114

Indonesia – 4.4%
Indonesia Government International Bond (BBB/Baa2)
330,000	4.125	01/15/25	332,024
350,000	2.850	02/14/30	320,988
125,000	8.500	10/12/35	161,567
325,000	7.750	01/17/38	400,546
275,000	3.050	03/12/51	209,897

			1,425,022

Ivory Coast – 0.3%
Ivory Coast Government International Bond(a) (BB-/NR)
94,042	5.750	12/31/32	85,108

Jamaica – 0.4%
Jamaica Government International Bond (B+/B2)
100,000	8.000	03/15/39	118,250

Jordan – 1.5%
Jordan Government International Bond (B+/B1)
200,000	6.125	01/29/26	194,440
350,000	5.850	07/07/30	308,529

			502,969

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Kazakhstan – 0.7%
Kazakhstan Government International Bond (BBB-/Baa2)
$225,000	6.500%	07/21/45	$226,800

Kenya – 0.8%
Republic of Kenya Government International Bond (B/NR)
350,000	7.000	05/22/27	277,564

Mexico – 2.4%
Mexico Government International Bond (BBB/Baa2)
325,000	4.500	04/22/29	318,900
50,000	6.050	01/11/40	50,054
150,000	5.550	01/21/45	140,297
Mexico Government International Bond, MTN (BBB/Baa2)
50,000	8.300	08/15/31	62,358
75,000	7.500	04/08/33	88,640
150,000	4.750	03/08/44	127,228

			787,477

Morocco – 0.7%
Morocco Government International Bond (BB+/NR)
350,000	4.000	12/15/50	230,541

Nigeria – 2.7%
Nigeria Government International Bond (B-/B2)
200,000	6.500	11/28/27	154,480
275,000	7.875	02/16/32	200,617
200,000	7.375	09/28/33	134,909
200,000	7.696	02/23/38	129,469
200,000	7.625	11/28/47	124,148
200,000	8.250	09/28/51	128,149

			871,772

Pakistan – 1.3%
Pakistan Government International Bond (NR/B3)
200,000	8.250	04/15/24	145,750
300,000	7.375	04/08/31	173,190
200,000	8.875	04/08/51	109,024

			427,964

Panama – 4.5%
Panama Government International Bond (BBB/Baa2)
150,000	8.875	09/30/27	178,500
50,000	9.375	04/01/29	61,250
200,000	3.160	01/23/30	176,750
200,000	2.252	09/29/32	156,500
150,000	6.700	01/26/36	162,375
250,000	4.500	04/16/50	199,688
200,000	4.300	04/29/53	154,000
275,000	4.500	04/01/56	214,500
245,000	3.870	07/23/60	170,581

			1,474,144

Paraguay – 0.9%
Paraguay Government International Bond (BB/Ba1)
100,000	5.000	04/15/26	99,860
225,000	5.400	03/30/50	188,438

			288,298

Sovereign Debt Obligations – (continued)
Peru – 4.0%
Peruvian Government International Bond (BBB/Baa1)
350,000	2.783	01/23/31	298,634
100,000	1.862	12/01/32	76,102
200,000	8.750	11/21/33	257,877
150,000	3.000	01/15/34	122,717
75,000	6.550	03/14/37	82,266
250,000	5.625	11/18/50	259,382
150,000	3.550	03/10/51	111,647
100,000	2.780	12/01/60	62,336
60,000	3.600	01/15/72	41,439

			1,312,400

Qatar – 4.2%
Qatar Government International Bond (AA-/Aa3)
200,000	3.400	04/16/25	198,878
350,000	3.750	04/16/30	352,741
200,000	4.625	06/02/46	202,968
220,000	5.103	04/23/48	237,209
350,000	4.817	03/14/49	362,605

			1,354,401

Romania – 2.4%
Romanian Government International Bond (BBB-/Baa3)
150,000	4.375	08/22/23	150,188
170,000	4.875	01/22/24	171,085
170,000	3.000	02/14/31	135,588
180,000	6.125	01/22/44	171,579
180,000	5.125	06/15/48	149,397

			777,837

Saudi Arabia – 3.0%
Saudi Government International Bond (NR/A1)
225,000	4.375	04/16/29	234,095
225,000	4.500	04/17/30	235,015
350,000	4.500	10/26/46	328,352
200,000	4.625	10/04/47	189,582

			987,044

South Africa – 5.3%
Republic of South Africa Government International Bond (BB-/Ba2)
350,000	5.875	09/16/25	356,426
335,000	4.850	09/27/27	317,199
350,000	4.300	10/12/28	311,848
350,000	5.875	06/22/30	330,947
200,000	5.375	07/24/44	145,138
350,000	5.750	09/30/49	251,399

			1,712,957

Trinidad and Tobago – 0.8%
Trinidad & Tobago Government International Bond (BBB-/Ba2)
250,000	4.375	01/16/24	248,299

Turkey – 5.2%
Turkey Government International Bond (NR/B3)
325,000	6.350	08/10/24	308,486
325,000	5.600	11/14/24	300,266
350,000	7.375	02/05/25	334,787

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Turkey – (continued)
Turkey Government International Bond (NR/B3) – (continued)
$330,000	4.250%	03/13/25	$290,078
325,000	4.875	10/09/26	271,693
100,000	11.875	01/15/30	108,403
100,000	6.875	03/17/36	76,201

			1,689,914

United Arab Emirates – 1.8%
UAE Government International Bond (NR/Aa2)
350,000	2.000	10/19/31	303,229
375,000	3.250	10/19/61	300,088

			603,317

Uruguay – 3.0%
Uruguay Government International Bond (BBB/Baa2)
150,000	4.375	10/27/27	154,875
200,000	4.375	01/23/31	205,500
350,000	5.100	06/18/50	358,531
240,000	4.975	04/20/55	243,600

			962,506

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $30,751,710)			$26,913,327

Corporate Obligations – 13.9%
Chile – 2.7%
Corp. Nacional del Cobre de Chile (A/A3)
$200,000	3.625%	08/01/27	$190,478
200,000	3.000	09/30/29	177,500
200,000	3.150	01/14/30	177,750
400,000	4.500	08/01/47	339,780

			885,508

China – 1.7%
China Development Bank Financial Leasing Co. Ltd.(b) (BBB+/NR)
(US 5 Year CMT T-Note + 2.750%)
200,000	2.875	09/28/30	188,746
Export-Import Bank of China (The) (A+/A1)
350,000	3.625	07/31/24	349,013

			537,759

India – 3.0%
Export-Import Bank of India (BBB-/Baa3)
200,000	3.875	02/01/28	190,255
250,000	3.250	01/15/30	223,102
Export-Import Bank of India, GMTN (NR/Baa3)
275,000	3.875	03/12/24	273,085
Indian Railway Finance Corp Ltd. (BBB-/Baa3)
350,000	2.800	02/10/31	290,418

			976,860

Indonesia – 1.5%
Pertamina Persero PT (NR/Baa2)
325,000	3.100	08/27/30	292,094
200,000	6.450	05/30/44	207,750

			499,844

Corporate Obligations – (continued)
Mexico – 2.1%
Petroleos Mexicanos (BBB/B1)
100,000	6.875	10/16/25	97,306
180,000	6.500	03/13/27	158,548
25,000	5.350	02/12/28	20,308
50,000	6.500	01/23/29	41,618
100,000	6.840	01/23/30	81,265
50,000	5.950	01/28/31	37,495
25,000	6.625	06/15/35	17,873
25,000	6.500	06/02/41	16,031
50,000	5.625	01/23/46	29,552
100,000	6.750	09/21/47	62,934
75,000	7.690	01/23/50	51,836
100,000	6.950	01/28/60	62,917

			677,683

Peru – 0.4%
Petroleos del Peru SA (BB/NR)
200,000	5.625	06/19/47	141,631

Qatar – 0.8%
Qatar Energy (AA-/Aa3)
300,000	3.300	07/12/51	241,358

Saudi Arabia – 1.1%
Saudi Arabian Oil Co. (NR/A1)
375,000	3.500	04/16/29	362,345

South Africa – 0.6%
Eskom Holdings SOC Ltd. (BB-/Ba2)
200,000	4.314	07/23/27	177,250

TOTAL CORPORATE OBLIGATIONS
(Cost $4,862,563)			$4,500,238

Shares	Dividend Rate	Value

Investment Company – 1.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
483,412	2.154%	$483,412
(Cost $483,412)

TOTAL INVESTMENTS – 98.3%
(Cost $36,097,685)		$31,896,977

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		565,269

NET ASSETS – 100.0%		$32,462,246

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2022.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

August 31, 2022

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
MTN	—Medium Term Note

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 90.8%
Advertising – 1.6%
Clear Channel Outdoor Holdings, Inc.(a) (B/B1)
$476,000	5.125%		08/15/27	$427,805
260,000	7.500		06/01/29	210,925
Lamar Media Corp. (BB/Ba3)
179,000	3.750		02/15/28	161,100
536,000	4.000		02/15/30	474,360
Nielsen Finance LLC / Nielsen Finance Co.(a) (BB/B2)
540,000	5.625		10/01/28	543,375
Outfront Media Capital LLC / Outfront Media Capital Corp.(a) (B+/B2)
375,000	6.250		06/15/25	373,594

				2,191,159

Aerospace – 0.2%
Triumph Group, Inc.(a) (B/B1)
200,000	8.875		06/01/24	202,000

Aerospace & Defense – 2.5%
Howmet Aerospace, Inc. (BB+/Ba1)
600,000	6.875		05/01/25	619,500
Spirit AeroSystems, Inc. (CCC+/Caa1)
245,000	4.600		06/15/28	195,387
TransDigm, Inc. (B+/Ba3)
101,000	8.000	(a)	12/15/25	103,336
1,405,000	6.250	(a)	03/15/26	1,383,925
180,000	6.375		06/15/26	173,700
46,000	7.500		03/15/27	45,080
300,000	5.500		11/15/27	271,500
542,000	4.625		01/15/29	462,055
Wesco Aircraft Holdings, Inc.(a) (CCC-/WR)
97,000	9.000		11/15/26	59,655

				3,314,138

Banks – 0.5%
Freedom Mortgage Corp.(a) (B/B2)
642,000	8.250		04/15/25	560,947
197,000	7.625		05/01/26	162,279

				723,226

Basic Industry – 1.3%
Chemours Co. (The)(a) (BB/B1)
455,000	5.750		11/15/28	411,206
Olin Corp. (BB+/Ba1)
386,000	5.625		08/01/29	369,112
70,000	5.000		02/01/30	64,925
SCIH Salt Holdings, Inc.(a) (CCC+/Caa2)
303,000	6.625		05/01/29	250,733
Tronox, Inc.(a) (BB-/B1)
279,000	4.625		03/15/29	232,268
Valvoline, Inc.(a) (BB-/Ba3)
340,000	3.625		06/15/31	274,550
WR Grace Holdings LLC(a) (CCC+/B3)
200,000	5.625		08/15/29	159,500

				1,762,294

Broadcasting – 3.9%
Audacy Capital Corp.(a) (CCC-/B3)
100,000	6.750		03/31/29	33,000

Corporate Obligations – (continued)
Broadcasting – (continued)
CMG Media Corp.(a) (CCC+/Caa1)
301,000	8.875		12/15/27	263,375
Diamond Sports Group LLC / Diamond Sports Finance Co.(a) (CCC+/Caa2)
632,000	5.375		08/15/26	121,660
382,000	6.625		08/15/27	36,290
iHeartCommunications, Inc. (BB-/B1)
229,000	8.375		05/01/27	201,520
666,000	4.750	(a)	01/15/28	577,755
Nexstar Media, Inc.(a) (B+/B2)
730,000	5.625		07/15/27	699,887
Scripps Escrow, Inc.(a) (B/B3)
154,000	5.875		07/15/27	141,488
Sinclair Television Group, Inc.(a) (B+/Ba2)
299,000	4.125		12/01/30	243,685
Sirius XM Radio, Inc.(a) (BB/Ba3)
200,000	5.000		08/01/27	188,500
838,000	4.000		07/15/28	735,345
730,000	3.875		09/01/31	590,388
TEGNA, Inc. (BB/Ba3)
140,000	4.625		03/15/28	134,050
361,000	5.000		09/15/29	346,560
Univision Communications, Inc.(a) (B+/B1)
176,000	5.125		02/15/25	171,380
254,000	6.625		06/01/27	246,380
540,000	4.500		05/01/29	475,200

				5,206,463

Brokerage – 0.6%
Coinbase Global, Inc.(a) (BB/Ba1)
130,000	3.375		10/01/28	85,313
Jefferies Finance LLC / JFIN Co.-Issuer Corp.(a) (BB-/B1)
470,000	5.000		08/15/28	412,819
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(a) (BB-/Ba2)
383,000	4.750		06/15/29	323,635

				821,767

Building Materials – 0.9%
American Builders & Contractors Supply Co., Inc.(a) (BB+/Ba2)
314,000	4.000		01/15/28	285,347
Builders FirstSource, Inc.(a) (BB-/Ba2)
355,000	4.250		02/01/32	284,000
Standard Industries, Inc. (a) (BB/B1)
369,000	4.375		07/15/30	293,363
409,000	3.375		01/15/31	305,263

				1,167,973

Capital Goods – 3.6%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(a) (B+/B3)
700,000	4.000		09/01/29	575,312
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(a) (B-/Caa1)
400,000	5.250		08/15/27	292,390
200,000	5.250		08/15/27	146,446

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
ASP Unifrax Holdings, Inc.(a) (CCC+/Caa2)
$204,000	7.500%		09/30/29	$149,940
Ball Corp. (BB+/Ba1)
85,000	4.000		11/15/23	84,362
359,000	4.875		03/15/26	349,128
452,000	3.125		09/15/31	368,380
Covanta Holding Corp.(a) (B/B2)
440,000	4.875		12/01/29	371,230
Crown Americas LLC / Crown Americas Capital Corp V (BB+/Ba2)
228,000	4.250		09/30/26	214,035
Crown Americas LLC / Crown Americas Capital Corp. VI (BB+/Ba2)
167,000	4.750		02/01/26	161,572
Herc Holdings, Inc.(a) (B+/B1)
488,000	5.500		07/15/27	463,600
LABL, Inc.(a) (B-/B2)
283,000	6.750		07/15/26	270,265
152,000	10.500		07/15/27	144,400
Madison IAQ LLC(a) (CCC+/Caa1)
366,000	5.875		06/30/29	301,950
Mauser Packaging Solutions Holding Co.(a) (B-/B2)
350,000	5.500		04/15/24	341,250
Owens-Brockway Glass Container, Inc.(a) (B/B2)
115,000	5.875		08/15/23	114,425
Sealed Air Corp.(a) (BB+/Ba2)
115,000	5.125		12/01/24	114,138
130,000	5.500		09/15/25	130,325
177,000	6.875		07/15/33	181,425

				4,774,573

Communications – 4.6%
AMC Networks, Inc. (BB/Ba3)
93,000	5.000		04/01/24	90,617
429,000	4.750		08/01/25	400,042
CCO Holdings LLC / CCO Holdings Capital Corp.(a) (BB-/B1)
340,000	5.500		05/01/26	336,600
1,000,000	5.125		05/01/27	956,250
760,000	5.000		02/01/28	698,250
200,000	5.375		06/01/29	184,750
700,000	4.750		02/01/32	583,625
964,000	4.500		05/01/32	784,455
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(a) (BB/Ba3)
889,000	5.875		08/15/27	818,991
Lions Gate Capital Holdings LLC(a) (CCC+/B3)
279,000	5.500		04/15/29	222,503
Live Nation Entertainment, Inc.(a) (B-/B3)
518,000	4.750		10/15/27	475,265
Radiate Holdco LLC / Radiate Finance, Inc.(a) (CCC+/Caa1)
396,000	6.500		09/15/28	297,000
WMG Acquisition Corp.(a) (BB+/Ba3)
379,000	3.000		02/15/31	302,726

				6,151,074

Corporate Obligations – (continued)
Consumer Cyclical – 18.1%
ADT Security Corp. (The)(a) (BB-/Ba3)
258,000	4.125		08/01/29	221,880
169,000	4.875		07/15/32	142,805
Allison Transmission, Inc.(a) (NR/Ba2)
454,000	3.750		01/30/31	371,145
AMC Entertainment Holdings, Inc.(a) (b) (PIK 12.000%, Cash 10.000%) (CCC-/Caa3)
452,000	10.000		06/15/26	364,990
American Axle & Manufacturing, Inc. (B+/B2)
278,000	6.875		07/01/28	264,447
136,000	5.000		10/01/29	116,280
APX Group, Inc.(a) (B/B1)
200,000	6.750		02/15/27	196,500
Asbury Automotive Group, Inc.(a) (BB/B1)
537,000	4.625		11/15/29	461,820
Bath & Body Works, Inc. (BB/Ba2)
333,000	5.250		02/01/28	299,060
315,000	6.625	(a)	10/01/30	287,165
320,000	6.875		11/01/35	280,928
Boyd Gaming Corp. (BB-/B3)
108,000	4.750		12/01/27	101,054
298,000	4.750	(a)	06/15/31	260,750
Caesars Entertainment, Inc.(a) (B/B1)
550,000	6.250		07/01/25	536,587
423,000	8.125		07/01/27	416,823
185,000	4.625		10/15/29	148,694
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op(a) (BB-/Ba2)
245,000	5.500		05/01/25	240,712
Century Communities, Inc.(a) (BB-/Ba2)
90,000	3.875		08/15/29	72,900
Churchill Downs, Inc.(a) (B+/B1)
241,000	5.500		04/01/27	231,962
236,000	4.750		01/15/28	215,350
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(a) (B/B2)
400,000	4.625		01/15/29	349,500
200,000	6.750		01/15/30	163,500
Ford Motor Co. (BB+/Ba2)
119,000	9.000		04/22/25	133,281
151,000	4.346		12/08/26	145,924
358,000	6.625		10/01/28	367,977
301,000	7.450		07/16/31	322,199
Ford Motor Credit Co. LLC (BB+/Ba2)
200,000	3.810		01/09/24	195,482
200,000	3.664		09/08/24	192,323
200,000	4.063		11/01/24	194,526
200,000	4.687		06/09/25	192,457
500,000	5.125		06/16/25	488,291
400,000	4.134		08/04/25	378,832
200,000	4.542		08/01/26	186,966
400,000	2.700		08/10/26	349,305
200,000	4.271		01/09/27	183,702
590,000	5.113		05/03/29	551,608
200,000	4.000		11/13/30	167,062

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Ford Motor Credit Co. LLC, GMTN (BB+/Ba2)
$200,000	4.389%		01/08/26	$188,506
Goodyear Tire & Rubber Co. (The) (BB-/B2)
469,000	4.875		03/15/27	442,032
306,000	5.250		04/30/31	264,690
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
165,000	3.750	(a)	05/01/29	142,718
267,000	4.875		01/15/30	243,637
429,000	4.000	(a)	05/01/31	365,513
299,000	3.625	(a)	02/15/32	241,709
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(a) (B/B2)
585,000	5.000		06/01/29	520,650
Iron Mountain, Inc.(a) (BB-/Ba3)
242,000	4.875		09/15/27	223,245
362,000	5.250		03/15/28	334,850
665,000	5.250		07/15/30	591,850
551,000	4.500		02/15/31	460,085
Lithia Motors, Inc.(a) (BB+/Ba2)
300,000	3.875		06/01/29	256,500
Macy’s Retail Holdings LLC(a) (BB/Ba2)
480,000	6.125		03/15/32	406,488
MGM Resorts International (B+/B1)
365,000	5.750		06/15/25	355,419
210,000	4.625		09/01/26	191,887
190,000	5.500		04/15/27	175,513
180,000	4.750		10/15/28	158,625
Michaels Cos., Inc. (The)(a) (CCC+/Caa1)
367,000	7.875		05/01/29	245,890
Mohegan Gaming & Entertainment(a) (B-/Caa1)
341,000	8.000		02/01/26	299,227
NCL Corp Ltd.(a) (B-/Caa1)
277,000	3.625		12/15/24	241,682
NCL Corp. Ltd.(a) (B-/Caa1)
130,000	5.875		03/15/26	105,950
385,000	7.750		02/15/29	313,775
Nordstrom, Inc. (BB+/Ba1)
350,000	4.375		04/01/30	270,375
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In(a) (B/B3)
447,000	8.500		11/15/27	481,642
PetSmart, Inc. / PetSmart Finance Corp.(a) (CCC+/B3)
250,000	4.750		02/15/28	225,625
250,000	7.750		02/15/29	235,937
Picasso Finance Sub, Inc.(a) (B+/B2)
220,000	6.125		06/15/25	220,825
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(a) (CCC+/B3)
255,000	5.625		09/01/29	189,337
223,000	5.875		09/01/31	156,379
Prime Security Services Borrower LLC / Prime Finance, Inc.(a) (B-/B3)
272,000	3.375		08/31/27	234,600
932,000	6.250		01/15/28	825,985
QVC, Inc. (BB+/Ba2)
240,000	4.750		02/15/27	198,872

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
RHP Hotel Properties LP / RHP Finance Corp.(a) (B+/B1)
185,000	4.500		02/15/29	161,413
Royal Caribbean Cruises Ltd. (B/B3)
380,000	11.500	(a)	06/01/25	399,950
404,000	3.700		03/15/28	275,730
627,000	5.500	(a)	04/01/28	476,520
Scientific Games International, Inc.(a) (B+/B3)
145,000	7.000		05/15/28	142,100
270,000	7.250		11/15/29	266,288
Six Flags Entertainment Corp.(a) (B-/B3)
150,000	5.500		04/15/27	137,813
Sonic Automotive, Inc.(a) (BB-/B1)
200,000	4.625		11/15/29	170,750
Staples, Inc.(a) (B/B3)
442,000	7.500		04/15/26	375,700
202,000	10.750		04/15/27	153,773
Taylor Morrison Communities, Inc.(a) (BB/Ba3)
143,000	5.125		08/01/30	122,801
Tenneco, Inc. (B+/Ba3)
85,000	5.000		07/15/26	81,813
400,000	5.125	(a)	04/15/29	393,000
Travel + Leisure Co.(a) (BB-/Ba3)
321,000	6.625		07/31/26	312,162
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(a) (B+/B2)
284,000	5.250		05/15/27	257,020
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(a) (B+/B2)
282,000	5.125		10/01/29	237,233
Yum! Brands, Inc. (BB/Ba3)
475,000	4.750	(a)	01/15/30	435,813
350,000	3.625		03/15/31	299,250

				24,303,934

Consumer Noncyclical – 4.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC(a) (BB/Ba3)
240,000	4.625		01/15/27	219,900
488,000	3.500		03/15/29	403,210
433,000	4.875		02/15/30	380,499
Allied Universal Holdco LLC / Allied Universal Finance Corp.(a) (CCC+/Caa1)
241,000	6.625		07/15/26	225,335
680,000	6.000		06/01/29	511,700
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 Sarl(a) (B/B2)
200,000	4.625		06/01/28	168,000
Avantor Funding, Inc.(a) (BB-/B2)
440,000	4.625		07/15/28	401,500
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a) (B-/Caa1)
170,000	5.750		03/01/25	167,131
Hologic, Inc. (BB+/Ba2)
119,000	4.625	(a)	02/01/28	112,455
261,000	3.250	(a)	02/15/29	225,765

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Medline Borrower LP(a) (B+/B1)
$1,469,000	3.875%		04/01/29	$1,243,141
106,000	5.250		10/01/29	89,570
Molina Healthcare, Inc.(a) (BB-/Ba3)
200,000	4.375		06/15/28	185,500
Organon & Co. / Organon Foreign Debt Co.-Issuer BV(a) (BB/Ba2)
900,000	4.125		04/30/28	807,750
470,000	5.125		04/30/31	411,838
Perrigo Finance Unlimited Co. (BB-/Ba2)
200,000	3.900		12/15/24	190,750
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a) (CCC+/Caa1)
338,000	9.750		12/01/26	323,486

				6,067,530

Consumer Products – 0.5%
Coty, Inc.(a) (BB-/Ba3)
390,000	5.000		04/15/26	370,988
Mattel, Inc.(a) (BB+/Ba2)
332,000	5.875		12/15/27	332,415

				703,403

Distribution & Logistics – 0.5%
IAA, Inc.(a) (B/B2)
121,000	5.500		06/15/27	114,345
WESCO Distribution, Inc.(a) (BB/B1)
591,000	7.250		06/15/28	596,910

				711,255

Electric – 3.3%
Calpine Corp.(a) (B+/B2)
542,000	4.625		02/01/29	464,765
278,000	5.000		02/01/31	234,215
161,000	3.750		03/01/31	133,227
Clearway Energy Operating LLC(a) (BB/Ba2)
298,000	3.750		02/15/31	251,810
FirstEnergy Corp. (BB+/Ba1)
710,000	2.650		03/01/30	609,666
FirstEnergy Corp., Series B (BB+/Ba1)
340,000	4.400		07/15/27	325,332
NRG Energy, Inc. a) (BB+/Ba2)
258,000	5.250		06/15/29	232,200
535,000	3.625		02/15/31	425,325
232,000	3.875		02/15/32	185,600
PG&E Corp. (BB-/B1)
389,000	5.000		07/01/28	346,210
185,000	5.250		07/01/30	160,719
TerraForm Power Operating LLC(a) (BB-/Ba3)
348,000	4.750		01/15/30	311,460
Vistra Operations Co. LLC(a) (BB/Ba2)
87,000	5.625		02/15/27	83,901
340,000	5.000		07/31/27	317,050
484,000	4.375		05/01/29	422,895

				4,504,375

Corporate Obligations – (continued)
Energy – 11.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp.(a) (BB/Ba3)
403,000	5.750		01/15/28	383,857
Antero Resources Corp.(a) (BB+/Ba2)
136,000	7.625		02/01/29	140,080
Apache Corp. (BB+/Ba1)
185,000	6.000		01/15/37	175,750
Archrock Partners LP / Archrock Partners Finance Corp.(a) (B+/B2)
307,000	6.875		04/01/27	291,266
Ascent Resources Utica Holdings LLC / ARU Finance Corp.(a) (B+/B3)
169,000	5.875		06/30/29	152,734
Buckeye Partners LP (BB/B1)
132,000	3.950		12/01/26	117,154
94,000	4.125		12/01/27	83,595
162,000	4.500	(a)	03/01/28	143,775
Callon Petroleum Co.(a) (B+/B3)
261,000	8.000		08/01/28	251,865
Cheniere Energy Partners LP (BB+/Ba2)
333,000	4.500		10/01/29	307,192
541,000	4.000		03/01/31	470,670
Cheniere Energy, Inc. (BB+/Ba3)
435,000	4.625		10/15/28	418,687
Comstock Resources, Inc.(a) (B+/B2)
250,000	6.750		03/01/29	239,375
226,000	5.875		01/15/30	208,485
CQP Holdco LP / BIP-V Chinook Holdco LLC(a) (B+/B2)
500,000	5.500		06/15/31	443,750
CrownRock LP / CrownRock Finance, Inc.(a) (BB-/B1)
387,000	5.625		10/15/25	382,162
DCP Midstream Operating LP (BBB+/Ba1)
58,000	5.375		07/15/25	58,145
260,000	5.625		07/15/27	263,900
DT Midstream, Inc.(a) (BB+/Ba2)
456,000	4.375		06/15/31	391,590
Endeavor Energy Resources LP / EER Finance, Inc.(a) (BB+/Ba2)
231,000	5.750		01/30/28	228,112
EnLink Midstream LLC (BB+/Ba1)
143,000	5.375		06/01/29	134,442
EnLink Midstream Partners LP (BB+/Ba1)
469,000	4.850		07/15/26	462,587
EQM Midstream Partners LP (BB-/Ba3)
421,000	6.000	(a)	07/01/25	408,370
220,000	6.500	(a)	07/01/27	213,125
185,000	5.500		07/15/28	169,737
200,000	4.500	(a)	01/15/29	173,000
320,000	4.750	(a)	01/15/31	276,800
Hess Midstream Operations LP(a) (BB+/Ba2)
471,000	5.125		06/15/28	440,385
100,000	5.500		10/15/30	91,750
Hilcorp Energy I LP / Hilcorp Finance Co.(a) (BB+/Ba3)
231,000	6.250		11/01/28	219,450
287,000	5.750		02/01/29	264,757
ITT Holdings LLC(a) (B/B2)
220,000	6.500		08/01/29	188,100

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Moss Creek Resources Holdings, Inc.(a) (B/B3)
$151,000	7.500%		01/15/26	$137,788
161,000	10.500		05/15/27	156,975
Nabors Industries Ltd.(a) (CCC/Caa1)
119,000	7.250		01/15/26	108,588
Nabors Industries, Inc. (CCC/Caa2)
325,000	5.750		02/01/25	301,438
New Fortress Energy, Inc.(a) (BB-/B1)
418,000	6.500		09/30/26	397,100
Occidental Petroleum Corp. (BB+/Ba1)
87,000	6.950		07/01/24	90,853
170,000	6.375		09/01/28	178,288
83,000	8.875		07/15/30	97,110
439,000	6.625		09/01/30	470,279
235,000	6.125		01/01/31	244,988
295,000	7.500		05/01/31	332,756
157,000	7.875		09/15/31	180,860
554,000	6.450		09/15/36	592,779
401,000	0.00	(c)	10/10/36	209,967
PBF Holding Co. LLC / PBF Finance Corp. (BB-/B1)
100,000	7.250		06/15/25	97,250
459,000	6.000		02/15/28	415,395
Range Resources Corp. (BB/Ba3)
199,000	4.875		05/15/25	194,025
182,000	8.250		01/15/29	192,010
SM Energy Co. (BB-/B2)
100,000	6.750		09/15/26	98,250
273,000	6.625		01/15/27	264,128
Southwestern Energy Co. (BB+/Ba2)
71,000	7.750		10/01/27	73,485
250,000	5.375		03/15/30	233,750
232,000	4.750		02/01/32	207,060
Sunoco LP / Sunoco Finance Corp. (BB/Ba3)
130,000	6.000		04/15/27	127,400
200,000	4.500		05/15/29	172,000
Transocean, Inc.(a) (CCC/Caa3)
307,000	11.500		01/30/27	297,790
USA Compression Partners LP / USA Compression Finance Corp. (B+/B3)
414,000	6.875		04/01/26	387,090
Venture Global Calcasieu Pass LLC(a) (BB/Ba2)
652,000	3.875		08/15/29	571,315
Weatherford International Ltd.(a) (B+/Ba3)
515,000	6.500		09/15/28	487,963

				15,513,327

Financial Company – 4.4%
Coinbase Global, Inc.(a) (BB/Ba1)
278,000	3.625		10/01/31	172,012
HUB International Ltd.(a) (CCC+/Caa2)
416,000	7.000		05/01/26	409,240
Icahn Enterprises LP / Icahn Enterprises Finance Corp. (BB/Ba3)
444,000	6.375		12/15/25	433,683
627,000	5.250		05/15/27	572,921
LD Holdings Group LLC(a) (CCC+/B3)
335,000	6.125		04/01/28	181,738

Corporate Obligations – (continued)
Financial Company – (continued)
Midcap Financial Issuer Trust(a) (B+/B1)
500,000	6.500		05/01/28	430,000
Nationstar Mortgage Holdings, Inc.(a) (B+/B1)
310,000	6.000		01/15/27	277,450
626,000	5.500		08/15/28	530,535
Navient Corp. (B+/Ba3)
130,000	5.875		10/25/24	125,310
380,000	6.750		06/25/25	367,391
391,000	6.750		06/15/26	370,400
Navient Corp., MTN (B+/Ba3)
154,000	6.125		03/25/24	150,369
247,000	5.625		08/01/33	186,297
NFP Corp.(a) (CCC+/Caa2)
680,000	6.875		08/15/28	561,850
Rocket Mortgage LLC(a) (BB+/Ba1)
244,000	5.250		01/15/28	217,718
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.(a) (BB+/Ba1)
751,000	3.875		03/01/31	586,692
United Wholesale Mortgage LLC(a) (NR/Ba3)
364,000	5.500		04/15/29	284,830

				5,858,436

Food and Beverage – 1.9%
Aramark Services, Inc.(a) (B+/B1)
380,000	5.000		02/01/28	352,925
Lamb Weston Holdings, Inc.(a) (BB+/Ba3)
681,000	4.125		01/31/30	616,305
Performance Food Group, Inc.(a) (BB-/B2)
200,000	5.500		10/15/27	190,750
Post Holdings, Inc.(a) (B+/B2)
200,000	5.750		03/01/27	196,500
180,000	5.625		01/15/28	171,900
500,000	5.500		12/15/29	459,375
500,000	4.500		09/15/31	427,500
US Foods, Inc.(a) (B+/B3)
200,000	4.750		02/15/29	178,500

				2,593,755

Hardware – 0.7%
CommScope Technologies LLC(a) (CCC+/Caa1)
240,000	5.000		03/15/27	191,100
NCR Corp. (B/B3)
240,000	5.750	(a)	09/01/27	233,700
240,000	5.000	(a)	10/01/28	226,200
240,000	5.250	(a)	10/01/30	225,300

				876,300

Healthcare – 5.3%
Catalent Pharma Solutions, Inc.(a) (BB-/B1)
434,000	3.125		02/15/29	361,848
CHS/Community Health Systems, Inc.(a) (B/B2)
425,000	8.000		03/15/26	398,969
285,000	5.625		03/15/27	244,387
350,000	8.000		12/15/27	309,750
187,000	6.875		04/01/28	97,707

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
CHS/Community Health Systems, Inc.(a) (B/B2) – (continued)
$428,000	6.875%		04/15/29	$268,570
366,000	6.125		04/01/30	228,293
540,000	4.750		02/15/31	406,350
DaVita, Inc.(a) (B+/Ba3)
240,000	4.625		06/01/30	193,800
240,000	3.750		02/15/31	177,000
Encompass Health Corp. (B+/B1)
491,000	4.750		02/01/30	422,874
IQVIA, Inc.(a) (BB/Ba3)
600,000	5.000		05/15/27	580,500
Legacy LifePoint Health LLC(a) (B/B1)
384,000	4.375		02/15/27	343,200
MPH Acquisition Holdings LLC(a) (B-/B3)
300,000	5.750		11/01/28	239,625
Service Corp. International (BB/Ba3)
125,000	4.625		12/15/27	117,500
403,000	3.375		08/15/30	333,986
Tenet Healthcare Corp. (B-/B3)
114,000	4.625		07/15/24	111,364
148,000	4.625	(a)	09/01/24	144,368
407,000	4.875	(a)	01/01/26	387,922
300,000	6.250	(a)	02/01/27	289,774
397,000	5.125	(a)	11/01/27	367,721
327,000	4.625	(a)	06/15/28	298,387
660,000	6.125	(a)	10/01/28	608,850
220,000	4.250	(a)	06/01/29	191,812

				7,124,557

Insurance – 0.9%
Acrisure LLC / Acrisure Finance, Inc.(a) (CCC+/Caa2)
329,000	7.000		11/15/25	311,411
185,000	10.125		08/01/26	186,850
Alliant Holdings Intermediate LLC / Alliant Holdings Co.- Issuer(a) (B/B2)
839,000	4.250		10/15/27	761,392

				1,259,653

Metals – 0.6%
Alcoa Nederland Holding BV(a) (BB+/Baa3)
200,000	5.500		12/15/27	191,750
Novelis Corp.(a) (BB/Ba3)
494,000	4.750		01/30/30	434,720
210,000	3.875		08/15/31	171,150

				797,620

Metals and Mining – 0.5%
Cleveland-Cliffs, Inc.(a) (BB/Ba2)
342,000	6.750		03/15/26	346,702
340,000	4.875		03/01/31	299,625

				646,327

Natural Gas – 2.4%
AmeriGas Partners LP / AmeriGas Finance Corp. (NR/B1)
352,000	5.500		05/20/25	335,720
361,000	5.750		05/20/27	342,950

Corporate Obligations – (continued)
Natural Gas – (continued)
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(a) (BB/Ba3)
69,000	5.625		05/01/27	64,515
132,000	6.000		02/01/29	122,595
Ferrellgas LP / Ferrellgas Finance Corp.(a) (B/B2)
444,000	5.375		04/01/26	392,940
Genesis Energy LP / Genesis Energy Finance Corp. (B/B2)
384,000	8.000		01/15/27	363,360
NGL Energy Operating LLC / NGL Energy Finance Corp.(a) (B+/B1)
650,000	7.500		02/01/26	594,750
NGL Energy Partners LP / NGL Energy Finance Corp. (CCC/Caa1)
100,000	7.500		11/01/23	95,000
NuStar Logistics LP (BB-/Ba3)
100,000	6.000		06/01/26	95,000
100,000	5.625		04/28/27	92,250
Rockies Express Pipeline LLC(a) (BB+/Ba2)
288,000	4.950		07/15/29	261,720
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.(a) (BB-/B1)
153,000	6.000		03/01/27	140,760
361,000	5.500		01/15/28	314,070

				3,215,630

Pharmaceuticals – 1.6%
Bausch Health Americas, Inc.(a) (CC/Caa3)
627,000	9.250		04/01/26	376,940
648,000	8.500		01/31/27	311,736
Bausch Health Cos., Inc.(a) (B/B3)
347,000	5.500		11/01/25	289,745
352,000	9.000		12/15/25	222,174
330,000	5.750		08/15/27	241,624
349,000	7.000		01/15/28	134,711
469,000	6.250		02/15/29	176,408
454,000	5.250		01/30/30	169,682
476,000	5.250		02/15/31	184,450

				2,107,470

REITs and Real Estate – 2.3%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL(a) (BB+/B1)
320,000	5.750		05/15/26	300,734
Diversified Healthcare Trust (BB/B2)
371,000	4.375		03/01/31	255,256
Howard Hughes Corp. (The)(a) (BB-/Ba3)
416,000	4.375		02/01/31	332,800
iStar, Inc. (BB/Ba2)
439,000	4.750		10/01/24	439,585
Kennedy-Wilson, Inc. (BB/B1)
616,000	5.000		03/01/31	509,355
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(a) (B+/B1)
402,000	4.875		05/15/29	355,770
Realogy Group LLC / Realogy Co.-Issuer Corp.(a) (B+/B2)
559,000	5.250		04/15/30	420,997

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Service Properties Trust (B+/B1)
$369,000	4.950%	10/01/29	$281,624
292,000	4.375	02/15/30	214,849

			3,110,970

Rental Equipment – 2.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a) (BB-/B2)
498,000	5.375	03/01/29	435,750
H&E Equipment Services, Inc.(a) (BB-/B2)
582,000	3.875	12/15/28	493,245
Hertz Corp. (The)(a) (B+/Caa1)
677,000	5.000	12/01/29	544,985
United Rentals North America, Inc. (BB+/Ba2)
84,000	5.500	05/15/27	83,205
266,000	4.875	01/15/28	249,375
459,000	5.250	01/15/30	435,476
691,000	3.875	02/15/31	599,992

			2,842,028

Software – 2.5%
Clarivate Science Holdings Corp.(a) (B/B1)
736,000	3.875	07/01/28	634,800
Gartner, Inc.(a) (BB+/Ba1)
778,000	4.500	07/01/28	720,622
MSCI, Inc.(a) (BB+/Ba1)
185,000	3.625	09/01/30	157,250
625,000	3.875	02/15/31	537,500
549,000	3.250	08/15/33	437,141
SS&C Technologies, Inc.(a) (B+/B2)
689,000	5.500	09/30/27	652,674
Veritas US, Inc. / Veritas Bermuda Ltd.(a) (B-/B3)
300,000	7.500	09/01/25	231,143

			3,371,130

Technology – 1.5%
Arches Buyer, Inc.(a) (B/B1)
160,000	4.250	06/01/28	130,000
107,000	6.125	12/01/28	84,262
Condor Merger Sub, Inc.(a) (CCC+/Caa2)
600,000	7.375	02/15/30	501,000
Imola Merger Corp.(a) (BB-/B1)
459,000	4.750	05/15/29	394,740
Rackspace Technology Global, Inc.(a) (B-/Caa1)
185,000	5.375	12/01/28	104,525
Seagate HDD Cayman (BB+/Ba1)
332,000	3.375	07/15/31	260,620
363,000	5.750	12/01/34	323,978
Verscend Escrow Corp.(a) (CCC+/Caa2)
225,000	9.750	08/15/26	227,433

			2,026,558

Transportation – 2.1%
American Airlines, Inc.(a) (B/Ba3)
489,000	11.750	07/15/25	538,888
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a) (NR/Ba2)
697,000	5.500	04/20/26	665,635
677,000	5.750	04/20/29	612,134

Corporate Obligations – (continued)
Transportation – (continued)
Fortress Transportation and Infrastructure Investors LLC(a) (B/Ba2)
240,000	6.500	10/01/25	225,600
United Airlines, Inc.(a) (BB-/Ba1)
516,000	4.375	04/15/26	470,710
391,000	4.625	04/15/29	344,529

			2,857,496

Wireless – 0.7%
Ligado Networks LLC(a) (b) (PIK) (NR/Caa1)
696,028	15.500	11/01/23	358,454
SBA Communications Corp. (BB-/B1)
300,000	3.875	02/15/27	274,196
Viasat, Inc.(a) (BB/Ba3)
180,000	5.625	04/15/27	166,950
170,000	6.500	07/15/28	131,963

			931,563

Wirelines – 3.2%
Consolidated Communications, Inc.(a) (B-/B2)
494,000	6.500	10/01/28	405,080
Frontier Communications Holdings LLC(a) (B/B3)
369,000	5.875	10/15/27	344,784
822,000	5.000	05/01/28	720,278
451,000	6.750	05/01/29	389,551
Level 3 Financing, Inc.(a) (BB/Ba3)
240,000	4.625	09/15/27	212,400
Lumen Technologies, Inc.(a) (BB-/B2)
240,000	4.500	01/15/29	179,700
240,000	5.375	06/15/29	187,800
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(a) (B/B2)
392,000	7.875	02/15/25	387,345
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(a) (B/B2)
530,000	4.750	04/15/28	446,525
141,000	6.500	02/15/29	107,689
Windstream Escrow LLC / Windstream Escrow Finance Corp.(a) (B/B3)
384,000	7.750	08/15/28	336,000
Zayo Group Holdings, Inc.(a) (B/B2)
644,000	4.000	03/01/27	553,035
73,000	6.125	03/01/28	55,936

			4,326,123

TOTAL CORPORATE OBLIGATIONS
(Cost $137,840,229)			$122,064,107

Foreign Corporate Debt – 5.3%
Aerospace & Defense – 0.6%
Bombardier, Inc.(a) (Canada) (B-/B3)
$302,000	7.500%	03/15/25	$297,847
247,000	7.125	06/15/26	235,268
353,000	7.875	04/15/27	337,556

			870,671

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Basic Industry – 0.6%
Methanex Corp. (Canada) (BB/Ba1)
$449,000	5.250%	12/15/29	$379,370
NOVA Chemicals Corp.(a) (Canada) (BB/Ba3)
281,000	5.000	05/01/25	263,744
271,000	5.250	06/01/27	241,190

			884,304

Capital Goods – 0.7%
ARD Finance SA(a) (b) (Luxembourg) (PIK 7.250%, Cash 6.500%) (B-/Caa3)
400,000	6.500	06/30/27	309,399
GFL Environmental, Inc.(a) (Canada) (BB-/Ba3)
325,000	4.250	06/01/25	314,031
340,000	4.750	06/15/29	297,674

			921,104

Consumer Cyclical – 1.1%
1011778 BC ULC / New Red Finance, Inc. (a) (Canada) (B+/B2)
284,000	3.875	01/15/28	254,180
172,000	4.375	01/15/28	155,445
127,000	3.500	02/15/29	110,014
530,000	4.000	10/15/30	435,925
Garda World Security Corp. a) (Canada) (B/B2)
167,000	4.625	02/15/27	149,048
145,000	9.500	11/01/27	132,312
Mattamy Group Corp.(a) (Canada) (BB/Ba3)
216,000	5.250	12/15/27	191,802
60,000	4.625	03/01/30	49,275

			1,478,001

Energy – 0.2%
MEG Energy Corp.(a) (Canada) (BB-/B2)
232,000	7.125	02/01/27	234,320

Food – 0.3%
NBM US Holdings, Inc.(a) (Brazil) (BB+/NR)
400,000	7.000	05/14/26	404,000

Mining – 1.2%
First Quantum Minerals Ltd.(a) (Zambia) (B+/NR)
361,000	6.500	03/01/24	357,515
414,000	7.500	04/01/25	409,061
450,000	6.875	03/01/26	434,580
Hudbay Minerals, Inc.(a) (Canada) (B/B2)
407,000	4.500	04/01/26	369,861

			1,571,017

Wireless – 0.6%
Intelsat Jackson Holdings SA(a) (Luxembourg) (B+/B3)
896,000	6.500	03/15/30	814,240

TOTAL FOREIGN CORPORATE DEBT
(Cost $7,720,708)			$7,177,657

Shares	Dividend Rate	Value

Investment Company – 2.3%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,157,357	2.154%	$3,157,357
(Cost $3,157,357)

TOTAL INVESTMENTS – 98.4%
(Cost $148,718,294)		$132,399,121

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		2,110,233

NET ASSETS – 100.0%		$134,509,354

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 98.6%
U.S. Treasury Inflation Indexed Bonds
$9,547,259	0.625%	01/15/24	$9,458,829
1,376,948	0.500	04/15/24	1,362,325
11,267,400	0.125	10/15/24	11,092,504
9,392,733	0.250	01/15/25	9,248,857
11,055,576	0.375	07/15/25	10,920,141
12,607,570	0.125	10/15/25	12,372,948
11,294,441	0.625	01/15/26	11,224,259
10,723,816	0.375	07/15/27	10,572,268
14,675,916	0.500	01/15/28	14,462,653
8,173,367	0.750	07/15/28	8,200,853
3,792,355	3.875	04/15/29	4,538,287
6,557,702	0.250	07/15/29	6,367,458
11,169,090	0.125	01/15/30	10,669,453
5,867,489	0.125	07/15/30	5,612,774
5,366,340	0.125	07/15/31	5,099,716
9,101,538	2.125	02/15/40	10,806,598
7,264,824	0.750	02/15/42	6,800,736
4,844,982	0.875	02/15/47	4,540,940
3,906,402	1.000	02/15/48	3,785,178
1,270,566	1.000	02/15/49	1,243,541
5,807,599	0.250	02/15/50	4,677,073

TOTAL U.S. TREASURY INFLATION INDEXED BONDS
(Cost $182,183,611)			$163,057,391

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
350,717	2.154%	$350,717
(Cost $350,717)

TOTAL INVESTMENTS – 98.8%
(Cost $182,534,328)		$163,408,108

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,963,936

NET ASSETS – 100.0%		$165,372,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 79.6%
Aerospace & Defense – 2.6%
General Dynamics Corp.
$50,000	3.250%		04/01/25	$49,180
50,000	3.500		05/15/25	49,572
50,000	1.150		06/01/26	45,142
Hexcel Corp.
50,000	4.950		08/15/25	49,608
L3Harris Technologies, Inc.
50,000	3.850		12/15/26	48,704
Northrop Grumman Corp.
65,000	2.930		01/15/25	63,354
25,000	3.200		02/01/27	24,049
Raytheon Technologies Corp.
50,000	3.500		03/15/27	48,564
Textron, Inc.
40,000	3.650		03/15/27	38,311

				416,484

Banks – 18.0%
American Express Co.
55,000	3.700		08/03/23	54,934
90,000	3.125		05/20/26	86,827
Bank of America Corp. (a)
(SOFR + 0.960%)
100,000	1.734		07/22/27	88,710
(SOFR + 1.050%)
75,000	2.551		02/04/28	67,970
(SOFR + 1.580%)
100,000	4.376		04/27/28	97,553
Bank of America Corp., MTN
39,000	4.200		08/26/24	38,999
30,000	4.000		01/22/25	29,682
(SOFR + 1.150%)
50,000	1.319	(a)	06/19/26	45,497
(SOFR + 1.010%)
99,000	1.197	(a)	10/24/26	88,408
(3M USD LIBOR + 1.060%)
76,000	3.559	(a)	04/23/27	72,764
Bank of America Corp.(a), Series N
(SOFR + 0.910%)
50,000	1.658		03/11/27	44,882
Bank of New York Mellon Corp. (The)(a), MTN
(3M USD LIBOR + 1.069%)
50,000	3.442		02/07/28	47,945
Capital One Financial Corp.
50,000	3.300		10/30/24	49,015
75,000	4.200		10/29/25	74,075
Charles Schwab Corp. (The)
40,000	3.000		03/10/25	39,103
30,000	3.850		05/21/25	30,056
Comerica, Inc.
40,000	3.800		07/22/26	39,151
Fifth Third Bancorp
50,000	3.650		01/25/24	49,756
Huntington Bancshares, Inc.
56,000	4.000		05/15/25	55,579

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
(SOFR + 1.455%)
168,000	1.514	(a)	06/01/24	164,451
(3M USD LIBOR + 0.890%)
50,000	3.797	(a)	07/23/24	49,749
50,000	3.875		09/10/24	49,797
(3M U.S. T-Bill MMY + 1.585%)
87,000	2.005	(a)	03/13/26	81,529
(SOFR + 1.850%)
30,000	2.083	(a)	04/22/26	28,070
39,000	3.200		06/15/26	37,591
96,000	2.950		10/01/26	91,200
(SOFR + 0.800%)
25,000	1.045	(a)	11/19/26	22,269
(SOFR + 0.885%)
80,000	1.578	(a)	04/22/27	71,344
(SOFR + 1.560%)
70,000	4.323	(a)	04/26/28	68,427
Morgan Stanley(a)
(SOFR + 1.990%)
63,000	2.188		04/28/26	59,093
(SOFR + 0.879%)
60,000	1.593		05/04/27	53,451
(SOFR + 1.610%)
50,000	4.210		04/20/28	48,849
(3M USD LIBOR + 1.340%)
50,000	3.591		07/22/28	47,245
Morgan Stanley, GMTN
50,000	3.875		01/27/26	49,359
40,000	4.350		09/08/26	39,487
(SOFR + 0.858%)
30,000	1.512	(a)	07/20/27	26,528
Morgan Stanley, MTN
45,000	3.125		07/27/26	42,864
PNC Financial Services Group, Inc. (The)
55,000	3.900		04/29/24	55,061
Santander Holdings USA, Inc.
40,000	3.450		06/02/25	38,429
State Street Corp.(a)
(SOFR + 2.600%)
40,000	2.901		03/30/26	38,423
Synchrony Financial
45,000	4.250		08/15/24	44,442
Truist Bank(a)
(3M USD LIBOR + 0.735%)
68,000	3.689		08/02/24	67,723
Truist Financial Corp., MTN
96,000	2.850		10/26/24	94,059
US Bancorp(a), MTN
(SOFR + 0.730%)
30,000	2.215		01/27/28	27,439
US Bancorp, Series X
30,000	3.150		04/27/27	28,961
Wells Fargo & Co.
50,000	4.480		01/16/24	50,198
8,000	3.000		04/22/26	7,603

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co. – (continued)
(SOFR + 2.000%)
$81,000	2.188	%(a)	04/30/26	$75,731
70,000	3.000		10/23/26	66,269
Wells Fargo & Co., MTN(a)
(3M USD LIBOR + 0.750%)
75,000	2.164		02/11/26	70,500
(3M USD LIBOR + 1.170%)
33,000	3.196		06/17/27	31,131
(SOFR + 1.510%)
50,000	3.526		03/24/28	47,179
(SOFR + 1.980%)
50,000	4.808		07/25/28	49,917

				2,925,274

Basic Industry – 0.4%
Linde, Inc.
75,000	3.200		01/30/26	73,637

Broadcasting – 0.8%
Discovery Communications LLC
50,000	3.800		03/13/24	49,490
Fox Corp.
75,000	4.030		01/25/24	74,785

				124,275

Brokerage – 0.7%
Ameriprise Financial, Inc.
40,000	4.000		10/15/23	40,030
BlackRock, Inc.
40,000	3.500		03/18/24	39,899
Invesco Finance PLC
40,000	3.750		01/15/26	39,076

				119,005

Building Materials – 0.6%
Fortune Brands Home & Security, Inc.
50,000	4.000		09/21/23	49,922
Owens Corning
50,000	4.200		12/01/24	49,995

				99,917

Capital Goods – 4.0%
Carrier Global Corp.
35,000	2.242		02/15/25	33,233
Caterpillar Financial Services Corp.
50,000	0.900		03/02/26	45,485
Illinois Tool Works, Inc.
50,000	3.500		03/01/24	49,726
John Deere Capital Corp.
50,000	3.650		10/12/23	50,035
John Deere Capital Corp., MTN
50,000	3.450		03/13/25	49,699
50,000	2.350		03/08/27	46,953
Johnson Controls International PLC
75,000	3.900		02/14/26	74,192
Republic Services, Inc.
20,000	2.500		08/15/24	19,409
29,000	2.900		07/01/26	27,625

Corporate Obligations – (continued)
Capital Goods – (continued)
Roper Technologies, Inc.
50,000	3.650		09/15/23	49,842
Sonoco Products Co.
50,000	2.250		02/01/27	45,425
Waste Management, Inc.
75,000	0.750		11/15/25	68,036
Westinghouse Air Brake Technologies Corp.
40,000	4.375		08/15/23	39,856
50,000	4.400		03/15/24	49,715

				649,231

Communications – 4.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
50,000	4.908		07/23/25	49,899
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
75,000	4.500		02/01/24	75,056
Comcast Corp.
90,000	3.150		03/01/26	87,569
40,000	3.300		02/01/27	38,623
Magallanes, Inc.(b)
50,000	3.755		03/15/27	46,777
Netflix, Inc.
50,000	5.750		03/01/24	50,750
50,000	5.875		02/15/25	51,250
50,000	4.375		11/15/26	48,750
Paramount Global
25,000	4.750		05/15/25	25,210
TWDC Enterprises 18 Corp., GMTN
10,000	3.150		09/17/25	9,781
TWDC Enterprises 18 Corp., MTN
25,000	1.850		07/30/26	23,091
Walt Disney Co. (The)
85,000	1.750		08/30/24	81,654
75,000	3.350		03/24/25	73,923

				662,333

Consumer Cyclical – 6.1%
Amazon.com, Inc.
105,000	1.000		05/12/26	95,057
American Honda Finance Corp., MTN
40,000	1.200		07/08/25	37,068
40,000	1.300		09/09/26	36,051
AutoNation, Inc.
55,000	3.500		11/15/24	53,881
Booking Holdings, Inc.
40,000	3.600		06/01/26	39,441
DR Horton, Inc.
40,000	2.500		10/15/24	38,561
30,000	1.300		10/15/26	26,020
eBay, Inc.
40,000	3.450		08/01/24	39,590
Hyatt Hotels Corp.
25,000	3.375		07/15/23	24,600
30,000	5.625		04/23/25	30,357

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Las Vegas Sands Corp.
$50,000	3.200%	08/08/24	$47,341
30,000	3.500	08/18/26	26,945
Lennar Corp.
37,000	4.750	05/30/25	37,519
Marriott International, Inc., Series EE
25,000	5.750	05/01/25	25,770
Marriott International, Inc., Series Z
70,000	4.150	12/01/23	70,044
O’Reilly Automotive, Inc.
75,000	3.550	03/15/26	73,247
Ross Stores, Inc.
40,000	4.600	04/15/25	40,284
Starbucks Corp.
50,000	2.000	03/12/27	45,783
Toll Brothers Finance Corp.
50,000	4.875	11/15/25	49,375
Toyota Motor Credit Corp., MTN
50,000	0.800	01/09/26	45,192
Visa, Inc.
50,000	1.900	04/15/27	46,139
Walmart, Inc.
75,000	1.050	09/17/26	68,086

			996,351

Consumer Noncyclical – 5.3%
AbbVie, Inc.
75,000	2.600	11/21/24	72,556
96,000	3.600	05/14/25	94,342
Altria Group, Inc.
70,000	4.000	01/31/24	70,035
75,000	3.800	02/14/24	74,717
Becton Dickinson and Co.
55,000	3.734	12/15/24	54,582
Equifax, Inc.
60,000	2.600	12/01/24	57,883
Johnson & Johnson
25,000	0.550	09/01/25	22,862
50,000	2.450	03/01/26	48,173
Kroger Co. (The)
25,000	3.850	08/01/23	24,992
Laboratory Corp of America Holdings
75,000	3.600	02/01/25	73,981
Merck & Co., Inc.
50,000	0.750	02/24/26	45,275
Philip Morris International, Inc.
68,000	2.875	05/01/24	66,894
Utah Acquisition Sub, Inc.
40,000	3.950	06/15/26	37,605
Walgreens Boots Alliance, Inc.
119,000	3.800	11/18/24	118,540

			862,437

Consumer Products – 0.7%
Hasbro, Inc.
40,000	3.550	11/19/26	38,227

Corporate Obligations – (continued)
Consumer Products – (continued)
Newell Brands, Inc.
50,000	4.875	06/01/25	49,187
Procter & Gamble Co. (The)
25,000	1.900	02/01/27	23,366

			110,780

Electric – 3.9%
AEP Transmission Co. LLC
50,000	3.100	12/01/26	47,607
AES Corp. (The)
50,000	1.375	01/15/26	44,271
CenterPoint Energy, Inc.
50,000	1.450	06/01/26	44,890
CMS Energy Corp.
50,000	3.000	05/15/26	47,346
Dominion Energy, Inc., Series A
50,000	1.450	04/15/26	45,536
DTE Energy Co., Series F
75,000	1.050	06/01/25	68,685
Duke Energy Corp.
50,000	2.650	09/01/26	46,956
Exelon Corp.
35,000	3.400	04/15/26	33,805
NextEra Energy Capital Holdings, Inc.
39,000	1.875	01/15/27	35,058
Pacific Gas and Electric Co.
20,000	3.450	07/01/25	19,072
25,000	3.300	03/15/27	22,221
San Diego Gas & Electric Co.
50,000	6.000	06/01/26	52,883
Southern Co. (The)
50,000	3.250	07/01/26	47,934
Southern Co. Gas Capital Corp.
50,000	3.875	11/15/25	49,128
Southwestern Electric Power Co., Series N
40,000	1.650	03/15/26	36,293

			641,685

Energy – 7.4%
Chevron Corp.
75,000	3.326	11/17/25	74,345
Energy Transfer LP
40,000	7.600	02/01/24	41,400
5,000	4.750	01/15/26	4,970
Enterprise Products Operating LLC
50,000	3.750	02/15/25	49,575
Exxon Mobil Corp.
30,000	3.176	03/15/24	29,803
75,000	3.043	03/01/26	73,220
40,000	2.275	08/16/26	37,866
Kinder Morgan Energy Partners LP
75,000	4.150	02/01/24	74,744
Kinder Morgan, Inc.
50,000	4.300	06/01/25	49,843
Magellan Midstream Partners LP
75,000	5.000	03/01/26	76,382

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Marathon Petroleum Corp.
$35,000	4.700%	05/01/25	$35,350
MPLX LP
75,000	4.875	12/01/24	75,634
38,000	1.750	03/01/26	34,390
National Fuel Gas Co.
50,000	5.500	01/15/26	50,486
ONEOK, Inc.
45,000	7.500	09/01/23	45,967
Phillips 66
20,000	0.900	02/15/24	19,096
Plains All American Pipeline LP / PAA Finance Corp.
50,000	4.650	10/15/25	49,518
Sabine Pass Liquefaction LLC
30,000	5.625	03/01/25	30,581
100,000	5.000	03/15/27	99,938
Spectra Energy Partners LP
55,000	4.750	03/15/24	55,322
Valero Energy Corp.
50,000	2.850	04/15/25	48,305
Western Midstream Operating LP
50,000	3.350	02/01/25	47,375
50,000	3.950	06/01/25	47,875
Williams Cos., Inc. (The)
50,000	4.000	09/15/25	49,445

			1,201,430

Financial Company – 1.8%
Ares Capital Corp.
50,000	2.875	06/15/27	43,748
BGC Partners, Inc.
65,000	5.375	07/24/23	65,299
FS KKR Capital Corp.
40,000	4.625	07/15/24	39,735
50,000	3.250	07/15/27	43,430
GATX Corp.
50,000	3.250	09/15/26	47,429
Sixth Street Specialty Lending, Inc.
50,000	3.875	11/01/24	48,024

			287,665

Food and Beverage – 0.8%
Keurig Dr Pepper, Inc.
30,000	3.130	12/15/23	29,748
McCormick & Co., Inc.
50,000	0.900	02/15/26	44,665
PepsiCo, Inc.
35,000	2.850	02/24/26	34,019
Tyson Foods, Inc.
30,000	3.950	08/15/24	29,915

			138,347

Hardware – 0.3%
Micron Technology, Inc.
50,000	4.185	02/15/27	49,000

Corporate Obligations – (continued)
Healthcare – 2.7%
CVS Health Corp.
75,000	2.625	08/15/24	73,284
39,000	3.000	08/15/26	37,535
Evernorth Health, Inc.
40,000	3.500	06/15/24	39,723
HCA, Inc.
75,000	5.000	03/15/24	75,516
30,000	5.375	02/01/25	30,337
50,000	4.500	02/15/27	48,969
McKesson Corp.
30,000	3.796	03/15/24	29,981
Quest Diagnostics, Inc.
50,000	3.450	06/01/26	48,776
UnitedHealth Group, Inc.
50,000	3.375	04/15/27	48,948

			433,069

Insurance – 0.3%
CNA Financial Corp.
40,000	3.950	05/15/24	39,744
Prudential Financial, Inc.(a)
(3M USD LIBOR + 3.920%)
15,000	5.625	06/15/43	14,924

			54,668

Other – 1.8%
3M Co., MTN
50,000	3.000	08/07/25	48,772
50,000	2.250	09/19/26	46,883
Otis Worldwide Corp.
50,000	2.056	04/05/25	47,283
Roper Technologies, Inc.
50,000	1.000	09/15/25	45,325
50,000	3.850	12/15/25	49,272
Westinghouse Air Brake Technologies Corp.
50,000	3.200	06/15/25	47,626

			285,161

Pharmaceuticals – 0.3%
Viatris, Inc.
50,000	2.300	06/22/27	43,168

REITs and Real Estate – 2.7%
Equinix, Inc.
70,000	1.800	07/15/27	61,352
ERP Operating LP
50,000	3.375	06/01/25	48,750
GLP Capital LP / GLP Financing II, Inc.
50,000	5.375	11/01/23	49,787
28,000	5.375	04/15/26	27,700
Healthpeak Properties, Inc.
50,000	3.250	07/15/26	48,062
Kimco Realty Corp.
10,000	3.250	08/15/26	9,467
Public Storage
40,000	1.500	11/09/26	36,332

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Simon Property Group LP
$50,000	3.500%	09/01/25	$49,329
50,000	3.300	01/15/26	48,559
Spirit Realty LP
20,000	3.200	01/15/27	18,358
Welltower, Inc.
50,000	4.000	06/01/25	49,461

			447,157

Revenue – 0.2%
CommonSpirit Health
40,000	4.200	08/01/23	40,127

Software – 0.6%
Oracle Corp.
100,000	2.800	04/01/27	91,693

Technology – 8.1%
Alphabet, Inc.
50,000	0.450	08/15/25	45,653
50,000	1.998	08/15/26	47,094
Apple, Inc.
113,000	0.700	02/08/26	102,217
75,000	2.450	08/04/26	71,365
50,000	2.050	09/11/26	46,811
100,000	3.350	02/09/27	98,338
Broadcom Corp. / Broadcom Cayman Finance Ltd.
50,000	3.875	01/15/27	48,108
Dell International LLC / EMC Corp.
55,000	4.000	07/15/24	54,844
30,000	4.900	10/01/26	30,133
Fiserv, Inc.
37,000	3.850	06/01/25	36,440
75,000	3.200	07/01/26	71,509
Genpact Luxembourg Sarl
50,000	3.375	12/01/24	48,938
Hewlett Packard Enterprise Co.
45,000	4.900	10/15/25	45,746
HP, Inc.
30,000	2.200	06/17/25	28,364
Intel Corp.
75,000	3.400	03/25/25	74,032
International Business Machines Corp.
100,000	2.200	02/09/27	92,226
Intuit, Inc.
50,000	1.350	07/15/27	43,853
Microchip Technology, Inc.
50,000	4.250	09/01/25	49,336
Microsoft Corp.
100,000	3.300	02/06/27	98,338
Motorola Solutions, Inc.
40,000	7.500	05/15/25	41,861
NetApp, Inc.
40,000	3.300	09/29/24	39,131
QUALCOMM, Inc.
80,000	2.900	05/20/24	79,100
20,000	3.450	05/20/25	19,790

			1,313,227

Corporate Obligations – (continued)
Transportation – 2.4%
CSX Corp.
50,000	3.250	06/01/27	48,198
Delta Air Lines, Inc.
50,000	2.900	10/28/24	46,860
Norfolk Southern Corp.
50,000	3.850	01/15/24	49,902
Ryder System, Inc., MTN
15,000	1.750	09/01/26	13,543
25,000	2.900	12/01/26	23,264
Southwest Airlines Co.
50,000	5.250	05/04/25	51,241
Union Pacific Corp.
53,000	3.250	08/15/25	52,170
United Airlines Pass Through Trust, Series A
38,992	4.150	04/11/24	37,427
United Airlines Pass Through Trust, Class A, Series 20-1
40,931	5.875	10/15/27	40,726
United Airlines Pass-Through Trust, Series A
30,155	4.300	08/15/25	28,359

			391,690

Wireless – 3.0%
American Tower Corp.
126,000	5.000	02/15/24	126,927
40,000	3.375	10/15/26	37,842
AT&T, Inc.
20,000	0.900	03/25/24	19,165
66,000	1.700	03/25/26	60,344
Crown Castle, Inc.
102,000	3.200	09/01/24	100,420
Sprint Corp.
50,000	7.625	03/01/26	53,081
T-Mobile USA, Inc.
50,000	3.750	04/15/27	47,836
Verizon Communications, Inc.
50,000	1.450	03/20/26	45,664

			491,279

TOTAL CORPORATE OBLIGATIONS
(Cost $13,651,256)			$12,949,090

Foreign Corporate Debt – 18.3%
Banks – 12.9%
Banco Santander SA (Spain)
$200,000	2.746%	05/28/25	$189,179
Bank of Montreal(a) (Canada)
(5 Year USD Swap + 1.280%)
25,000	4.338	10/05/28	24,969
Bank of Montreal, Series E (Canada)
30,000	3.300	02/05/24	29,732
Bank of Nova Scotia (The) (Canada)
50,000	1.050	03/02/26	44,900
50,000	2.700	08/03/26	47,179
30,000	1.300	09/15/26	26,559

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Barclays PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 1.050%)
$200,000	2.279%		11/24/27	$175,397
Canadian Imperial Bank of Commerce (Canada)
50,000	1.250		06/22/26	44,528
Cooperatieve Rabobank UA, MTN (Netherlands)
250,000	3.375		05/21/25	244,644
Deutsche Bank AG(a) (Germany)
(SOFR + 2.581%)
150,000	3.961		11/26/25	144,257
HSBC Holdings PLC (United Kingdom)
225,000	4.300		03/08/26	222,446
(SOFR + 1.100%)
200,000	2.251	(a)	11/22/27	176,323
Lloyds Banking Group PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 1.000%)
200,000	2.438		02/05/26	188,087
Royal Bank of Canada, MTN (Canada)
72,000	1.150		06/10/25	66,328
Santander UK Group Holdings PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 1.250%)
250,000	1.532		08/21/26	224,213
Toronto-Dominion Bank (The), MTN (Canada)
50,000	0.750		01/06/26	44,720
50,000	1.250		09/10/26	44,277
Toronto-Dominion Bank (The), GMTN (Canada)
90,000	3.250		03/11/24	88,946
Westpac Banking Corp. (Australia)
73,000	1.150		06/03/26	65,449

				2,092,133

Brokerage – 0.2%
Brookfield Finance, Inc. (Canada)
25,000	4.000		04/01/24	24,951

Capital Goods – 0.2%
CNH Industrial NV (United Kingdom)
40,000	4.500		08/15/23	40,094

Consumer Cyclical – 0.5%
Toyota Motor Corp. (Japan)
90,000	1.339		03/25/26	82,606

Consumer Noncyclical – 1.2%
BAT International Finance PLC (United Kingdom)
50,000	1.668		03/25/26	44,546
Bayer US Finance II LLC(b) (Germany)
55,000	3.375		07/15/24	53,820
GlaxoSmithKline Capital PLC (United Kingdom)
90,000	3.000		06/01/24	89,109

				187,475

Energy – 0.4%
Enbridge, Inc. (Canada)
20,000	3.500		06/10/24	19,778
Shell International Finance BV (Netherlands)
50,000	3.250		05/11/25	49,228

				69,006

Foreign Corporate Debt – (continued)
Financial Company – 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
150,000	1.750		01/30/26	132,712

Metals – 0.2%
ArcelorMittal SA (Luxembourg)
25,000	3.600		07/16/24	24,625

Oil Company-Integrated – 0.9%
Ecopetrol SA (Colombia)
50,000	5.875		09/18/23	50,187
100,000	4.125		01/16/25	94,500

				144,687

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
30,000	4.875		03/01/24	30,170

Wireless – 0.8%
Rogers Communications, Inc. (Canada)
50,000	4.100		10/01/23	50,009
50,000	3.200	(b)	03/15/27	47,586
Vodafone Group PLC (United Kingdom)
40,000	4.125		05/30/25	39,838

				137,433

TOTAL FOREIGN CORPORATE DEBT
(Cost $3,214,111)				$2,965,892

Shares	Dividend Rate	Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
155,769	2.154%	$155,769
(Cost $155,769)

TOTAL INVESTMENTS – 98.9%
(Cost $17,021,136)		$16,070,751

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		191,693

NET ASSETS – 100.0%		$16,262,444

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2022.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2022

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 78.1%
Aerospace & Defense – 1.8%
Boeing Co. (The)
$2,000,000	2.950%		02/01/30	$1,718,614
2,000,000	3.900		05/01/49	1,465,830
100,000	5.805		05/01/50	96,334
General Dynamics Corp.
50,000	3.250		04/01/25	49,180
300,000	3.500		04/01/27	294,039
650,000	3.750		05/15/28	637,819
84,000	4.250		04/01/50	81,071
Lockheed Martin Corp.
820,000	4.070		12/15/42	762,718
380,000	3.800		03/01/45	337,799
100,000	4.700		05/15/46	101,765
68,000	4.090		09/15/52	63,431
Northrop Grumman Corp.
476,000	2.930		01/15/25	463,946
290,000	3.200		02/01/27	278,967
738,000	3.250		01/15/28	703,816
300,000	4.400		05/01/30	299,185
406,000	4.030		10/15/47	356,569
267,000	5.250		05/01/50	282,954
Raytheon Technologies Corp.
1,080,000	3.950		08/16/25	1,077,949
100,000	3.125		05/04/27	95,680
300,000	4.125		11/16/28	292,564
243,000	4.450		11/16/38	230,504
500,000	4.500		06/01/42	473,008
100,000	4.150		05/15/45	88,674
208,000	3.750		11/01/46	174,632
304,000	4.350		04/15/47	279,085
292,000	4.625		11/16/48	278,990
486,000	3.125		07/01/50	363,189
260,000	2.820		09/01/51	183,435

				11,531,747

Agriculture – 0.0%
Archer-Daniels-Midland Co.
162,000	3.250		03/27/30	152,637

Banks – 18.9%
American Express Co.
50,000	3.700		08/03/23	49,940
240,000	3.400		02/22/24	237,616
250,000	2.500		07/30/24	243,677
3,432,000	3.000		10/30/24	3,367,796
819,000	4.200		11/06/25	821,842
470,000	3.125		05/20/26	453,427
250,000	1.650		11/04/26	226,392
(SOFR + 2.255%)
192,000	4.989	(a)	05/26/33	190,933
305,000	4.050		12/03/42	277,778
Bank of America Corp.
100,000	4.100		07/24/23	100,178
(SOFR + 0.690%)
500,000	0.976	(a)	04/22/25	470,919
(3M USD LIBOR + 0.810%)
584,000	3.366	(a)	01/23/26	564,922

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp. – (continued)
(SOFR + 0.960%)
944,000	1.734	(a)	07/22/27	837,422
(3M USD LIBOR + 1.512%)
548,000	3.705	(a)	04/24/28	520,427
(3M USD LIBOR + 1.040%)
1,398,000	3.419	(a)	12/20/28	1,296,831
(SOFR + 2.150%)
941,000	2.592	(a)	04/29/31	794,579
(SOFR + 1.320%)
1,300,000	2.687	(a)	04/22/32	1,087,288
(SOFR + 1.220%)
290,000	2.299	(a)	07/21/32	232,929
(SOFR + 1.210%)
500,000	2.572	(a)	10/20/32	410,069
(US 5 Year CMT T-Note + 1.200%)
570,000	2.482	(a)	09/21/36	442,207
560,000	6.110		01/29/37	597,285
(3M USD LIBOR + 1.814%)
555,000	4.244	(a)	04/24/38	505,125
370,000	7.750		05/14/38	457,806
(SOFR + 1.580%)
588,000	3.311	(a)	04/22/42	465,666
(SOFR + 1.560%)
597,000	2.972	(a)	07/21/52	417,983
Bank of America Corp., GMTN
220,000	3.500		04/19/26	214,392
(3M USD LIBOR + 1.370%)
488,000	3.593	(a)	07/21/28	460,679
Bank of America Corp., Series L
110,000	3.950		04/21/25	108,818
258,000	4.183		11/25/27	251,859
Bank of America Corp., MTN
500,000	4.125		01/22/24	501,787
380,000	4.000		04/01/24	380,184
(3M USD LIBOR + 0.940%)
200,000	3.864	(a)	07/23/24	198,718
836,000	4.200		08/26/24	835,971
(SOFR + 0.740%)
710,000	0.810	(a)	10/24/24	679,949
340,000	4.000		01/22/25	336,398
(3M USD LIBOR + 0.970%)
500,000	3.458	(a)	03/15/25	491,995
215,000	3.875		08/01/25	214,624
(3M USD LIBOR + 1.090%)
490,000	3.093	(a)	10/01/25	474,946
(3M USD LIBOR + 0.870%)
800,000	2.456	(a)	10/22/25	762,192
(3M USD LIBOR + 0.640%)
700,000	2.015	(a)	02/13/26	654,779
180,000	4.450		03/03/26	179,338
(SOFR + 1.150%)
2,014,000	1.319	(a)	06/19/26	1,832,607
486,000	4.250		10/22/26	480,105
(3M USD LIBOR + 1.060%)
570,000	3.559	(a)	04/23/27	545,733
760,000	3.248		10/21/27	718,366

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
(3M USD LIBOR + 1.575%)
$462,000	3.824	%(a)	01/20/28	$442,142
(3M USD LIBOR + 1.070%)
150,000	3.970	(a)	03/05/29	142,542
(3M USD LIBOR + 1.310%)
886,000	4.271	(a)	07/23/29	848,853
(3M USD LIBOR + 1.210%)
570,000	3.974	(a)	02/07/30	535,212
(3M USD LIBOR + 1.180%)
280,000	3.194	(a)	07/23/30	249,310
(3M USD LIBOR + 1.190%)
317,000	2.884	(a)	10/22/30	276,319
(3M USD LIBOR + 0.990%)
425,000	2.496	(a)	02/13/31	356,251
(SOFR + 1.530%)
830,000	1.898	(a)	07/23/31	659,217
(SOFR + 1.370%)
500,000	1.922	(a)	10/24/31	396,844
(3M USD LIBOR + 1.320%)
296,000	4.078	(a)	04/23/40	260,261
(SOFR + 1.930%)
880,000	2.676	(a)	06/19/41	635,264
248,000	5.875		02/07/42	270,605
364,000	5.000		01/21/44	353,765
(3M USD LIBOR + 1.990%)
354,000	4.443	(a)	01/20/48	325,435
(3M USD LIBOR + 1.520%)
570,000	4.330	(a)	03/15/50	514,614
(3M USD LIBOR + 3.150%)
990,000	4.083	(a)	03/20/51	853,286
Bank of America Corp.(a), Series N
(SOFR + 1.220%)
500,000	2.651		03/11/32	414,916
Bank of New York Mellon Corp. (The), MTN
120,000	0.350		12/07/23	115,658
100,000	2.100		10/24/24	96,884
50,000	2.800		05/04/26	48,425
690,000	3.400		01/29/28	659,758
(3M USD LIBOR + 1.069%)
598,000	3.442	(a)	02/07/28	573,417
400,000	3.850		04/28/28	392,170
314,000	3.300		08/23/29	292,449
Capital One Financial Corp.
255,000	3.900		01/29/24	253,854
339,000	3.300		10/30/24	332,318
557,000	3.200		02/05/25	543,379
50,000	4.250		04/30/25	49,971
280,000	4.200		10/29/25	276,547
510,000	3.750		07/28/26	490,372
888,000	3.750		03/09/27	852,841
100,000	3.650		05/11/27	95,744
100,000	3.800		01/31/28	94,949
(SOFR + 1.337%)
300,000	2.359	(a)	07/29/32	233,874
(SOFR + 2.370%)
260,000	5.268	(a)	05/10/33	255,534

Corporate Obligations – (continued)
Banks – (continued)
Charles Schwab Corp. (The)
244,000	0.750		03/18/24	233,121
500,000	2.300		05/13/31	426,584
300,000	1.950		12/01/31	245,291
Fifth Third Bancorp
792,000	3.650		01/25/24	788,136
650,000	2.550		05/05/27	598,868
190,000	8.250		03/01/38	245,227
Fifth Third Bank NA
560,000	3.850		03/15/26	547,394
Huntington Bancshares, Inc.
1,040,000	2.625		08/06/24	1,009,125
400,000	2.550		02/04/30	342,787
JPMorgan Chase & Co.
150,000	3.875		02/01/24	150,263
320,000	3.625		05/13/24	319,280
(3M USD LIBOR + 0.890%)
410,000	3.797	(a)	07/23/24	407,941
495,000	3.875		09/10/24	492,991
(3M U.S. T-Bill MMY + 0.600%)
200,000	0.653	(a)	09/16/24	192,320
(3M USD LIBOR + 1.000%)
550,000	4.023	(a)	12/05/24	547,468
240,000	3.125		01/23/25	236,642
(3M USD LIBOR + 1.155%)
284,000	3.220	(a)	03/01/25	278,470
378,000	3.900		07/15/25	375,781
(SOFR + 1.160%)
300,000	2.301	(a)	10/15/25	286,270
(SOFR + 0.915%)
150,000	2.595	(a)	02/24/26	142,633
(3M U.S. T-Bill MMY + 1.585%)
170,000	2.005	(a)	03/13/26	159,310
930,000	3.300		04/01/26	902,165
(SOFR + 1.850%)
840,000	2.083	(a)	04/22/26	785,947
890,000	3.200		06/15/26	857,838
460,000	4.125		12/15/26	454,872
(3M USD LIBOR + 1.245%)
300,000	3.960	(a)	01/29/27	291,651
(SOFR + 0.885%)
600,000	1.578	(a)	04/22/27	535,083
463,000	4.250		10/01/27	458,749
184,000	3.625		12/01/27	176,498
(3M USD LIBOR + 1.337%)
383,000	3.782	(a)	02/01/28	367,752
(3M USD LIBOR + 1.380%)
1,234,000	3.540	(a)	05/01/28	1,162,050
(SOFR + 1.890%)
550,000	2.182	(a)	06/01/28	489,372
(3M USD LIBOR + 0.945%)
1,162,000	3.509	(a)	01/23/29	1,073,708
(3M USD LIBOR + 1.120%)
518,000	4.005	(a)	04/23/29	493,073
(3M USD LIBOR + 1.330%)
450,000	4.452	(a)	12/05/29	436,044

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(3M USD LIBOR + 1.160%)
$114,000	3.702	%(a)	05/06/30	$104,850
(SOFR + 1.510%)
942,000	2.739	(a)	10/15/30	818,407
(SOFR + 3.790%)
400,000	4.493	(a)	03/24/31	388,520
(SOFR + 2.040%)
1,500,000	2.522	(a)	04/22/31	1,271,656
(SOFR + 2.515%)
672,000	2.956	(a)	05/13/31	576,659
(3M U.S. T-Bill MMY + 1.105%)
250,000	1.764	(a)	11/19/31	197,389
(SOFR + 1.065%)
752,000	1.953	(a)	02/04/32	596,577
(SOFR + 1.250%)
1,104,000	2.580	(a)	04/22/32	923,036
(SOFR + 1.180%)
1,500,000	2.545	(a)	11/08/32	1,239,508
(SOFR + 1.260%)
600,000	2.963	(a)	01/25/33	509,646
582,000	6.400		05/15/38	663,264
(3M USD LIBOR + 1.360%)
485,000	3.882	(a)	07/24/38	426,203
147,000	5.500		10/15/40	154,279
(SOFR + 2.460%)
250,000	3.109	(a)	04/22/41	195,565
126,000	5.600		07/15/41	132,897
450,000	5.400		01/06/42	461,039
(SOFR + 1.460%)
100,000	3.157	(a)	04/22/42	78,295
10,000	5.625		08/16/43	10,468
560,000	4.850		02/01/44	553,319
230,000	4.950		06/01/45	221,397
(3M USD LIBOR + 1.580%)
734,000	4.260	(a)	02/22/48	652,164
(3M USD LIBOR + 1.460%)
304,000	4.032	(a)	07/24/48	260,786
(3M USD LIBOR + 1.380%)
923,000	3.964	(a)	11/15/48	778,469
(3M USD LIBOR + 1.220%)
140,000	3.897	(a)	01/23/49	117,599
(SOFR + 2.440%)
584,000	3.109	(a)	04/22/51	423,582
(SOFR + 1.580%)
650,000	3.328	(a)	04/22/52	495,050
KeyCorp, MTN
700,000	2.250		04/06/27	629,661
570,000	4.100		04/30/28	554,609
390,000	2.550		10/01/29	334,177
Morgan Stanley
890,000	5.000		11/24/25	902,455
(SOFR + 0.720%)
500,000	0.985	(a)	12/10/26	444,066
328,000	3.625		01/20/27	319,560
562,000	3.950		04/23/27	538,393

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley – (continued)
(SOFR + 1.000%)
500,000	2.475	(a)	01/21/28	454,389
(3M USD LIBOR + 1.340%)
85,000	3.591	(a)	07/22/28	80,318
290,000	7.250		04/01/32	342,167
(3M USD LIBOR + 1.455%)
68,000	3.971	(a)	07/22/38	60,582
(SOFR + 1.485%)
290,000	3.217	(a)	04/22/42	226,897
758,000	6.375		07/24/42	869,005
608,000	4.300		01/27/45	546,249
340,000	4.375		01/22/47	312,960
Morgan Stanley, Series F
1,055,000	3.875		04/29/24	1,051,313
Morgan Stanley, GMTN
125,000	3.700		10/23/24	123,987
427,000	4.000		07/23/25	423,789
780,000	3.875		01/27/26	770,003
754,000	4.350		09/08/26	744,340
(3M USD LIBOR + 1.628%)
990,000	4.431	(a)	01/23/30	962,819
(SOFR + 1.143%)
1,750,000	2.699	(a)	01/22/31	1,515,473
(SOFR + 1.178%)
520,000	2.239	(a)	07/21/32	419,984
(SOFR + 4.840%)
629,000	5.597	(a)	03/24/51	684,027
Morgan Stanley(a), Series I
(SOFR + 0.745%)
850,000	0.864		10/21/25	787,633
Morgan Stanley, MTN
(SOFR + 1.152%)
500,000	2.720	(a)	07/22/25	483,644
(SOFR + 0.560%)
576,000	1.164	(a)	10/21/25	534,023
1,120,000	3.125		07/27/26	1,066,848
(SOFR + 3.120%)
380,000	3.622	(a)	04/01/31	349,147
(SOFR + 1.034%)
841,000	1.794	(a)	02/13/32	660,532
(SOFR + 1.020%)
175,000	1.928	(a)	04/28/32	138,522
(SOFR + 1.430%)
500,000	2.802	(a)	01/25/52	342,084
PNC Bank NA
860,000	3.100		10/25/27	819,352
260,000	2.700		10/22/29	226,335
PNC Financial Services Group, Inc. (The)
100,000	3.900		04/29/24	100,111
900,000	2.600		07/23/26	848,972
290,000	3.150		05/19/27	278,823
100,000	3.450		04/23/29	94,726
410,000	2.550		01/22/30	359,485
(SOFR + 0.979%)
500,000	2.307	(a)	04/23/32	418,657

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Santander Holdings USA, Inc.
$1,310,000	3.500%		06/07/24	$1,290,872
580,000	3.450		06/02/25	557,226
(SOFR + 1.249%)
850,000	2.490	(a)	01/06/28	738,948
State Street Corp.
670,000	3.700		11/20/23	671,428
40,000	3.550		08/18/25	39,580
160,000	2.650		05/19/26	153,743
100,000	2.200		03/03/31	83,320
Synchrony Financial
770,000	4.250		08/15/24	760,446
392,000	4.500		07/23/25	382,672
224,000	3.950		12/01/27	203,478
Truist Bank
674,000	3.200		04/01/24	667,979
500,000	1.500		03/10/25	471,521
550,000	2.250		03/11/30	461,357
Truist Financial Corp., MTN
1,120,000	3.750		12/06/23	1,121,979
250,000	2.500		08/01/24	243,511
605,000	2.850		10/26/24	592,765
280,000	3.700		06/05/25	277,338
150,000	1.200		08/05/25	137,818
(SOFR + 0.609%)
550,000	1.267	(a)	03/02/27	493,386
750,000	1.950		06/05/30	621,716
US Bancorp
250,000	2.400		07/30/24	244,097
250,000	1.450		05/12/25	235,144
(US 5 Year CMT T-Note + 0.950%)
300,000	2.491	(a)	11/03/36	243,118
US Bancorp, MTN
630,000	3.700		01/30/24	629,687
290,000	3.600		09/11/24	288,902
537,000	3.100		04/27/26	519,206
755,000	3.900		04/26/28	742,853
736,000	3.000		07/30/29	666,989
300,000	1.375		07/22/30	240,332
US Bancorp, Series V
100,000	2.375		07/22/26	94,186
US Bancorp, Series X
535,000	3.150		04/27/27	516,478
US Bank NA
550,000	2.050		01/21/25	527,495
Wells Fargo & Co.
98,000	4.125		08/15/23	98,096
626,000	3.000		04/22/26	594,907
(SOFR + 2.000%)
600,000	2.188	(a)	04/30/26	560,970
1,300,000	3.000		10/23/26	1,230,715
(SOFR + 2.530%)
1,259,000	3.068	(a)	04/30/41	971,405
550,000	5.375		11/02/43	549,938
492,000	3.900		05/01/45	418,195

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., GMTN
250,000	4.300		07/22/27	246,057
654,000	4.900		11/17/45	605,913
Wells Fargo & Co., MTN
1,100,000	3.750		01/24/24	1,097,521
(SOFR + 1.600%)
862,000	1.654	(a)	06/02/24	844,602
50,000	3.300		09/09/24	49,303
460,000	3.000		02/19/25	447,706
272,000	3.550		09/29/25	267,489
(SOFR + 1.087%)
500,000	2.406	(a)	10/30/25	478,327
(3M USD LIBOR + 0.750%)
700,000	2.164	(a)	02/11/26	658,002
250,000	4.100		06/03/26	245,345
(3M USD LIBOR + 1.170%)
320,000	3.196	(a)	06/17/27	301,878
(3M USD LIBOR + 1.310%)
168,000	3.584	(a)	05/22/28	158,408
(SOFR + 2.100%)
1,125,000	2.393	(a)	06/02/28	1,006,508
900,000	4.150		01/24/29	873,973
(SOFR + 1.432%)
1,666,000	2.879	(a)	10/30/30	1,462,983
(SOFR + 1.262%)
680,000	2.572	(a)	02/11/31	579,648
(SOFR + 4.032%)
200,000	4.478	(a)	04/04/31	192,424
(SOFR + 1.500%)
750,000	3.350	(a)	03/02/33	660,604
293,000	4.400		06/14/46	258,842
150,000	4.750		12/07/46	137,502
(SOFR + 4.502%)
1,442,000	5.013	(a)	04/04/51	1,423,897
Wells Fargo Bank NA
400,000	6.600		01/15/38	460,415

				119,970,045

Basic Industry – 0.4%
CF Industries, Inc.
300,000	4.950		06/01/43	268,125
375,000	5.375		03/15/44	352,653
Dow Chemical Co. (The)
500,000	7.375		11/01/29	577,181
200,000	4.375		11/15/42	175,584
150,000	5.550		11/30/48	153,525
200,000	3.600		11/15/50	153,521
LYB International Finance BV
220,000	4.875		03/15/44	199,424
LYB International Finance III LLC
240,000	4.200		10/15/49	193,464
350,000	4.200		05/01/50	283,232
LyondellBasell Industries NV
200,000	4.625		02/26/55	170,232
Sherwin-Williams Co. (The)
188,000	3.450		06/01/27	179,909

				2,706,850

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Broadcasting – 0.5%
Discovery Communications LLC
$335,000	3.950%	03/20/28	$308,946
152,000	4.125	05/15/29	138,935
264,000	3.625	05/15/30	231,316
293,000	5.200	09/20/47	245,548
232,000	5.300	05/15/49	193,450
365,000	4.000	09/15/55	242,799
Fox Corp.
990,000	4.030	01/25/24	987,170
690,000	4.709	01/25/29	683,749
280,000	5.476	01/25/39	272,989

			3,304,902

Brokerage – 0.6%
BlackRock, Inc.
70,000	3.500	03/18/24	69,824
200,000	2.400	04/30/30	176,010
200,000	1.900	01/28/31	166,528
150,000	2.100	02/25/32	124,792
Intercontinental Exchange, Inc.
500,000	2.100	06/15/30	422,334
330,000	1.850	09/15/32	261,141
360,000	4.600	03/15/33	357,372
680,000	3.000	06/15/50	497,720
392,000	4.950	06/15/52	387,599
520,000	3.000	09/15/60	356,280
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
125,000	4.150	01/23/30	112,247
794,000	2.625	10/15/31	616,842

			3,548,689

Capital Goods – 1.3%
3M Co.
65,000	2.000	02/14/25	61,977
140,000	2.875	10/15/27	132,251
274,000	3.250	08/26/49	205,011
3M Co., MTN
310,000	4.000	09/14/48	262,149
Berry Global, Inc.
270,000	0.950	02/15/24	255,600
600,000	1.570	01/15/26	536,250
Carrier Global Corp.
40,000	2.493	02/15/27	36,856
800,000	2.722	02/15/30	697,419
426,000	2.700	02/15/31	363,299
531,000	3.377	04/05/40	420,171
250,000	3.577	04/05/50	191,443
Caterpillar Financial Services Corp.
154,000	0.650	07/07/23	150,284
Caterpillar, Inc.
155,000	3.400	05/15/24	154,994
40,000	2.600	04/09/30	36,232
80,000	5.200	05/27/41	85,980
258,000	3.803	08/15/42	234,543
246,000	3.250	09/19/49	203,886
Deere & Co.
266,000	3.900	06/09/42	249,180
190,000	3.750	04/15/50	174,029

Corporate Obligations – (continued)
Capital Goods – (continued)
Emerson Electric Co.
180,000	2.800	12/21/51	131,736
General Electric Co., MTN
135,000	6.750	03/15/32	153,233
Honeywell International, Inc.
112,000	2.300	08/15/24	109,178
865,000	2.500	11/01/26	820,397
250,000	2.700	08/15/29	229,338
Illinois Tool Works, Inc.
491,000	2.650	11/15/26	470,010
290,000	3.900	09/01/42	256,795
Otis Worldwide Corp.
404,000	2.565	02/15/30	348,767
Republic Services, Inc.
420,000	3.950	05/15/28	411,715
Westinghouse Air Brake Technologies Corp.
326,000	3.450	11/15/26	304,710
340,000	4.950	09/15/28	330,349

			8,017,782

Communications – 5.0%
Charter Communications Operating LLC / Charter Communications Operating Capital
798,000	4.908	07/23/25	796,389
381,000	3.750	02/15/28	352,063
644,000	4.200	03/15/28	607,152
250,000	2.250	01/15/29	205,969
400,000	5.050	03/30/29	384,505
400,000	2.800	04/01/31	323,582
425,000	6.384	10/23/35	423,175
130,000	5.375	04/01/38	114,711
300,000	3.500	06/01/41	209,663
590,000	6.484	10/23/45	567,560
502,000	5.375	05/01/47	428,597
495,000	5.750	04/01/48	441,706
487,000	5.125	07/01/49	395,030
350,000	4.800	03/01/50	277,285
600,000	3.700	04/01/51	404,546
250,000	3.900	06/01/52	170,333
354,000	3.850	04/01/61	229,833
254,000	4.400	12/01/61	181,136
282,000	3.950	06/30/62	187,005
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
548,000	4.500	02/01/24	548,408
Comcast Corp.
1,236,000	3.700	04/15/24	1,233,972
240,000	3.375	02/15/25	236,350
92,000	3.375	08/15/25	90,315
184,000	3.150	03/01/26	179,030
92,000	3.300	02/01/27	88,831
73,000	3.150	02/15/28	69,298
92,000	3.550	05/01/28	88,789
398,000	4.150	10/15/28	394,105
100,000	2.650	02/01/30	88,565
220,000	3.400	04/01/30	206,164

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Comcast Corp. – (continued)
$400,000	4.250%		10/15/30	$394,284
352,000	1.950		01/15/31	292,792
300,000	1.500		02/15/31	240,296
595,000	4.250		01/15/33	578,355
240,000	7.050		03/15/33	285,546
360,000	4.200		08/15/34	345,154
430,000	3.200		07/15/36	362,823
130,000	3.900		03/01/38	117,201
272,000	4.600		10/15/38	263,139
447,000	3.250		11/01/39	365,038
92,000	3.750		04/01/40	79,568
403,000	3.400		07/15/46	317,830
156,000	4.000		08/15/47	135,036
446,000	3.969		11/01/47	383,566
225,000	4.000		03/01/48	194,282
486,000	4.700		10/15/48	465,149
475,000	3.999		11/01/49	409,592
600,000	2.800		01/15/51	417,197
400,000	2.887		11/01/51	281,951
184,000	2.450		08/15/52	120,582
477,000	4.049		11/01/52	409,685
450,000	2.937		11/01/56	307,643
439,000	4.950		10/15/58	431,220
400,000	2.987		11/01/63	268,864
Magallanes, Inc.
1,100,000	4.279	(b)	03/15/32	954,041
1,100,000	5.050	(b)	03/15/42	906,120
1,100,000	5.141	(b)	03/15/52	884,370
Netflix, Inc.
400,000	5.875		02/15/25	410,000
325,000	4.375		11/15/26	316,875
690,000	5.875		11/15/28	699,487
397,000	6.375		05/15/29	414,369
Omnicom Group, Inc.
125,000	2.600		08/01/31	104,367
Omnicom Group, Inc. / Omnicom Capital, Inc.
532,000	3.650		11/01/24	526,693
850,000	3.600		04/15/26	833,391
Paramount Global
120,000	7.875		07/30/30	135,680
432,000	4.950		01/15/31	411,856
360,000	4.200		05/19/32	317,083
250,000	6.875		04/30/36	259,672
480,000	5.850		09/01/43	441,043
200,000	4.950		05/19/50	164,503
Time Warner Cable LLC
70,000	6.550		05/01/37	69,377
474,000	7.300		07/01/38	490,353
352,000	6.750		06/15/39	345,809
180,000	5.875		11/15/40	162,545
411,000	5.500		09/01/41	358,363
Time Warner Entertainment Co. LP
386,000	8.375		07/15/33	443,951
TWDC Enterprises 18 Corp., GMTN
190,000	4.125		06/01/44	173,595

Corporate Obligations – (continued)
Communications – (continued)
TWDC Enterprises 18 Corp., MTN
705,000	1.850		07/30/26	651,169
202,000	2.950		06/15/27	192,575
Walt Disney Co. (The)
632,000	1.750		08/30/24	607,124
202,000	2.200		01/13/28	183,776
330,000	2.000		09/01/29	285,214
498,000	3.800		03/22/30	480,242
1,180,000	2.650		01/13/31	1,042,078
75,000	6.400		12/15/35	87,071
420,000	4.625		03/23/40	414,285
300,000	2.750		09/01/49	216,740
270,000	4.700		03/23/50	270,713
383,000	3.800		05/13/60	323,319

				31,968,709

Consumer Cyclical – 6.7%
Amazon.com, Inc.
500,000	2.730		04/13/24	494,235
812,000	0.450		05/12/24	768,137
212,000	2.800		08/22/24	208,964
179,000	3.800		12/05/24	179,712
70,000	0.800		06/03/25	64,713
18,000	5.200		12/03/25	18,704
200,000	1.200		06/03/27	177,786
780,000	3.150		08/22/27	753,522
575,000	1.500		06/03/30	478,748
600,000	3.600		04/13/32	576,747
420,000	4.800		12/05/34	443,716
715,000	3.875		08/22/37	672,225
400,000	2.875		05/12/41	320,057
284,000	4.950		12/05/44	297,786
860,000	4.050		08/22/47	798,335
444,000	2.500		06/03/50	310,255
1,020,000	3.100		05/12/51	796,377
530,000	4.250		08/22/57	501,323
400,000	2.700		06/03/60	270,297
400,000	3.250		05/12/61	304,558
American Honda Finance Corp., MTN
188,000	0.875		07/07/23	183,741
444,000	0.650		09/08/23	430,506
430,000	2.150		09/10/24	416,006
40,000	1.200		07/08/25	37,068
Aptiv PLC / Aptiv Corp.
496,000	4.150		05/01/52	366,353
Costco Wholesale Corp.
232,000	3.000		05/18/27	225,443
200,000	1.375		06/20/27	179,615
100,000	1.600		04/20/30	84,301
876,000	1.750		04/20/32	721,532
Dollar Tree, Inc.
665,000	4.000		05/15/25	658,402
236,000	4.200		05/15/28	230,279
eBay, Inc.
50,000	3.450		08/01/24	49,487
188,000	3.600		06/05/27	181,969
248,000	2.700		03/11/30	214,175
100,000	4.000		07/15/42	83,916

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Expedia Group, Inc.
$1,200,000	2.950%	03/15/31	$1,008,345
Home Depot, Inc. (The)
220,000	3.350	09/15/25	217,375
726,000	3.000	04/01/26	705,091
244,000	3.900	12/06/28	241,844
560,000	2.950	06/15/29	519,639
400,000	1.375	03/15/31	320,788
400,000	1.875	09/15/31	331,084
680,000	5.875	12/16/36	764,804
460,000	3.300	04/15/40	384,903
150,000	4.875	02/15/44	149,948
300,000	4.400	03/15/45	282,465
300,000	4.250	04/01/46	277,247
300,000	4.500	12/06/48	288,462
300,000	3.125	12/15/49	232,070
300,000	3.350	04/15/50	238,453
548,000	2.375	03/15/51	363,884
300,000	3.500	09/15/56	239,677
Las Vegas Sands Corp.
116,000	3.200	08/08/24	109,832
190,000	3.500	08/18/26	170,651
170,000	3.900	08/08/29	144,746
Lowe’s Cos., Inc.
300,000	3.375	09/15/25	293,987
300,000	3.650	04/05/29	284,353
1,678,000	4.500	04/15/30	1,658,740
1,026,000	1.700	10/15/30	824,255
568,000	4.050	05/03/47	475,489
Marriott International, Inc., Series FF
420,000	4.625	06/15/30	401,810
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	257,777
Marriott International, Inc., Series R
200,000	3.125	06/15/26	190,717
Mastercard, Inc.
90,000	2.000	03/03/25	86,349
313,000	2.950	11/21/26	303,339
144,000	3.300	03/26/27	141,089
132,000	2.950	06/01/29	123,565
240,000	3.350	03/26/30	228,835
162,000	3.650	06/01/49	143,547
300,000	3.850	03/26/50	274,452
McDonald’s Corp., MTN
370,000	3.700	01/30/26	367,064
474,000	3.500	03/01/27	465,194
350,000	3.800	04/01/28	343,817
100,000	2.625	09/01/29	89,826
282,000	2.125	03/01/30	241,977
150,000	3.600	07/01/30	142,752
741,000	4.700	12/09/35	737,354
320,000	4.875	12/09/45	313,205
296,000	4.450	09/01/48	275,723
122,000	4.200	04/01/50	109,373
NIKE, Inc.
80,000	2.400	03/27/25	77,389
115,000	2.375	11/01/26	108,990

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
NIKE, Inc. – (continued)
300,000	2.850	03/27/30	275,376
250,000	3.250	03/27/40	212,672
140,000	3.875	11/01/45	126,898
370,000	3.375	03/27/50	309,124
Starbucks Corp.
100,000	3.850	10/01/23	100,078
2,382,000	3.800	08/15/25	2,370,471
100,000	4.000	11/15/28	98,177
512,000	3.550	08/15/29	480,340
300,000	3.000	02/14/32	263,448
388,000	4.450	08/15/49	347,715
290,000	3.500	11/15/50	224,804
Toyota Motor Credit Corp., GMTN
368,000	3.450	09/20/23	367,141
Toyota Motor Credit Corp., MTN
248,000	0.500	08/14/23	240,575
20,000	1.800	02/13/25	18,992
1,598,000	1.900	01/13/27	1,471,726
595,000	2.150	02/13/30	516,634
657,000	3.375	04/01/30	620,931
Visa, Inc.
706,000	3.150	12/14/25	690,183
100,000	1.900	04/15/27	92,278
55,000	2.750	09/15/27	52,441
459,000	2.050	04/15/30	403,451
510,000	4.150	12/14/35	505,136
300,000	2.700	04/15/40	243,731
895,000	4.300	12/14/45	874,452
40,000	3.650	09/15/47	35,750
200,000	2.000	08/15/50	131,185
Walmart, Inc.
696,000	3.700	06/26/28	685,373
250,000	1.800	09/22/31	210,720
515,000	5.250	09/01/35	564,860
375,000	6.500	08/15/37	466,196
608,000	4.050	06/29/48	584,544
400,000	2.650	09/22/51	301,798

			42,338,466

Consumer Noncyclical – 7.7%
Abbott Laboratories
278,000	3.400	11/30/23	277,356
363,000	2.950	03/15/25	357,188
68,000	3.750	11/30/26	68,158
308,000	4.750	11/30/36	325,095
540,000	4.900	11/30/46	570,647
AbbVie, Inc.
1,452,000	2.600	11/21/24	1,404,687
1,452,000	3.800	03/15/25	1,434,032
1,932,000	3.600	05/14/25	1,898,640
500,000	3.200	05/14/26	479,929
125,000	3.200	11/21/29	114,223
425,000	4.550	03/15/35	408,966
1,116,000	4.050	11/21/39	983,059
300,000	4.850	06/15/44	287,216

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
AbbVie, Inc. – (continued)
$730,000	4.750%	03/15/45	$693,373
500,000	4.700	05/14/45	466,830
304,000	4.450	05/14/46	275,125
400,000	4.875	11/14/48	389,342
950,000	4.250	11/21/49	840,512
Altria Group, Inc.
250,000	4.000	01/31/24	250,127
800,000	2.350	05/06/25	766,285
780,000	4.800	02/14/29	754,661
70,000	2.450	02/04/32	53,001
100,000	5.800	02/14/39	93,047
440,000	3.400	02/04/41	297,817
220,000	4.250	08/09/42	164,701
310,000	5.375	01/31/44	274,105
563,000	3.875	09/16/46	389,053
360,000	5.950	02/14/49	324,670
70,000	3.700	02/04/51	45,666
150,000	4.000	02/04/61	100,253
Amgen, Inc.
500,000	2.200	02/21/27	460,266
300,000	3.150	02/21/40	236,814
1,500,000	4.563	06/15/48	1,398,188
882,000	3.375	02/21/50	672,972
900,000	4.663	06/15/51	844,593
682,000	2.770	09/01/53	456,729
480,000	4.400	02/22/62	418,911
Biogen, Inc.
372,000	5.200	09/15/45	361,308
Bristol-Myers Squibb Co.
2,412,000	0.750	11/13/25	2,193,367
600,000	4.550	02/20/48	586,018
980,000	4.250	10/26/49	912,996
600,000	2.550	11/13/50	415,212
500,000	3.700	03/15/52	425,604
Centene Corp.
1,500,000	4.250	12/15/27	1,425,000
1,000,000	4.625	12/15/29	943,750
750,000	3.000	10/15/30	630,000
1,386,000	2.500	03/01/31	1,103,024
Eli Lilly & Co.
190,000	3.950	03/15/49	183,734
300,000	2.250	05/15/50	207,101
92,000	2.500	09/15/60	62,624
Gilead Sciences, Inc.
500,000	3.700	04/01/24	498,816
500,000	2.950	03/01/27	475,220
500,000	4.000	09/01/36	458,304
500,000	2.800	10/01/50	342,358
Johnson & Johnson
110,200	2.625	01/15/25	107,867
100,000	0.550	09/01/25	91,450
98,000	2.450	03/01/26	94,418
83,000	2.950	03/03/27	80,865
382,000	0.950	09/01/27	336,969
250,000	2.900	01/15/28	240,554

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Johnson & Johnson – (continued)
50,000	1.300	09/01/30	42,115
360,000	4.375	12/05/33	368,378
665,000	3.550	03/01/36	621,302
372,000	3.625	03/03/37	348,075
250,000	5.950	08/15/37	292,396
245,000	3.400	01/15/38	219,266
46,000	2.100	09/01/40	33,528
208,000	3.700	03/01/46	186,886
388,000	3.750	03/03/47	348,578
125,000	2.450	09/01/60	83,902
Medtronic, Inc.
580,000	4.375	03/15/35	575,973
516,000	4.625	03/15/45	518,059
Merck & Co., Inc.
128,000	2.750	02/10/25	125,183
272,000	0.750	02/24/26	246,299
240,000	3.400	03/07/29	231,139
500,000	2.150	12/10/31	427,861
250,000	4.150	05/18/43	233,020
540,000	3.700	02/10/45	467,845
300,000	4.000	03/07/49	274,400
1,112,000	2.450	06/24/50	773,615
Mylan, Inc.
195,000	4.550	04/15/28	182,945
370,000	5.200	04/15/48	287,243
Pfizer, Inc.
579,000	3.200	09/15/23	577,050
100,000	2.950	03/15/24	99,039
50,000	3.400	05/15/24	49,890
92,000	0.800	05/28/25	85,208
276,000	3.450	03/15/29	266,324
532,000	2.625	04/01/30	480,277
400,000	3.900	03/15/39	374,661
100,000	7.200	03/15/39	129,072
260,000	2.550	05/28/40	200,431
100,000	4.300	06/15/43	96,441
280,000	4.400	05/15/44	270,567
300,000	4.125	12/15/46	287,627
400,000	4.200	09/15/48	389,864
100,000	4.000	03/15/49	94,262
594,000	2.700	05/28/50	447,399
Philip Morris International, Inc.
50,000	3.250	11/10/24	49,242
770,000	3.375	08/11/25	754,483
525,000	2.750	02/25/26	497,867
200,000	2.100	05/01/30	160,558
390,000	6.375	05/16/38	404,037
200,000	4.375	11/15/41	164,306
110,000	3.875	08/21/42	83,569
411,000	4.125	03/04/43	318,624
150,000	4.875	11/15/43	130,489
145,000	4.250	11/10/44	114,124
Regeneron Pharmaceuticals, Inc.
426,000	2.800	09/15/50	285,705
Stryker Corp.
220,000	4.625	03/15/46	208,590

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Utah Acquisition Sub, Inc.
$807,000	3.950%	06/15/26	$758,675
370,000	5.250	06/15/46	295,075
Viatris, Inc.
480,000	4.000	06/22/50	311,552
Walgreens Boots Alliance, Inc.
474,000	3.800	11/18/24	472,167
450,000	3.450	06/01/26	436,459
106,000	4.800	11/18/44	93,534
50,000	4.100	04/15/50	39,761
Wyeth LLC
388,000	6.500	02/01/34	457,497
100,000	5.950	04/01/37	114,124
Zoetis, Inc.
158,000	3.000	09/12/27	149,973
410,000	4.700	02/01/43	392,916

			48,882,243

Consumer Products – 0.3%
Procter & Gamble Co. (The)
250,000	0.550	10/29/25	227,130
50,000	2.450	11/03/26	47,882
384,000	1.900	02/01/27	358,894
250,000	2.850	08/11/27	239,831
300,000	3.000	03/25/30	282,581
670,000	1.200	10/29/30	545,050
300,000	1.950	04/23/31	258,687
110,000	2.300	02/01/32	97,404

			2,057,459

Electric – 2.6%
Consolidated Edison Co. of New York, Inc.
150,000	4.625	12/01/54	142,920
304,000	3.600	06/15/61	241,045
Consolidated Edison Co. of New York, Inc., Series 20B
430,000	3.950	04/01/50	371,595
Constellation Energy Generation LLC
200,000	3.250	06/01/25	194,383
410,000	6.250	10/01/39	434,443
88,000	5.600	06/15/42	87,454
Duke Energy Carolinas LLC
375,000	3.200	08/15/49	289,627
Duke Energy Corp.
500,000	3.750	04/15/24	498,357
390,000	2.650	09/01/26	366,254
100,000	2.450	06/01/30	84,548
504,000	3.750	09/01/46	398,694
380,000	3.500	06/15/51	288,763
Duke Energy Florida LLC
300,000	6.400	06/15/38	345,878
Entergy Louisiana LLC
330,000	4.000	03/15/33	311,247
272,000	4.200	09/01/48	243,637
Exelon Corp.
92,000	4.050	04/15/30	88,789
288,000	4.700	04/15/50	270,573

Corporate Obligations – (continued)
Electric – (continued)
Florida Power & Light Co.
50,000	3.950	03/01/48	45,304
352,000	3.150	10/01/49	282,382
Georgia Power Co., Series A
436,000	3.250	03/15/51	320,880
NextEra Energy Capital Holdings, Inc.
1,220,000	2.250	06/01/30	1,030,055
500,000	2.440	01/15/32	416,456
NiSource, Inc.
100,000	0.950	08/15/25	90,928
192,000	3.600	05/01/30	176,463
1,832,000	1.700	02/15/31	1,435,967
376,000	4.375	05/15/47	335,036
68,000	3.950	03/30/48	56,215
Pacific Gas and Electric Co.
50,000	3.450	07/01/25	47,681
600,000	2.100	08/01/27	507,748
650,000	3.300	12/01/27	571,413
70,000	3.750	07/01/28	62,188
600,000	4.550	07/01/30	533,347
731,000	3.300	08/01/40	517,991
340,000	3.950	12/01/47	237,165
100,000	4.950	07/01/50	79,678
400,000	3.500	08/01/50	266,002
Sempra Energy
718,000	3.250	06/15/27	680,752
250,000	3.400	02/01/28	235,567
300,000	6.000	10/15/39	321,386
240,000	4.000	02/01/48	201,407
Southern California Edison Co.
494,000	4.000	04/01/47	404,954
470,000	3.650	02/01/50	361,543
Southern California Edison Co., Series 20A
300,000	2.950	02/01/51	202,751
Southern California Edison Co., Series C
200,000	4.125	03/01/48	167,387
Southern Co. (The)
114,000	2.950	07/01/23	113,214
1,050,000	3.250	07/01/26	1,006,622
430,000	4.400	07/01/46	380,431
Southern Co. (The)(a), Series B
(US 5 Year CMT T-Note + 3.733%)
300,000	4.000	01/15/51	277,714
Virginia Electric and Power Co.
500,000	2.450	12/15/50	336,105

			16,360,939

Energy – 7.0%
Baker Hughes Holdings LLC
50,000	5.125	09/15/40	48,452
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
240,000	3.337	12/15/27	223,987
200,000	4.080	12/15/47	166,119
BP Capital Markets America, Inc.
150,000	3.119	05/04/26	145,119
2,500,000	3.017	01/16/27	2,391,170

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
BP Capital Markets America, Inc. – (continued)
$400,000	1.749%	08/10/30	$331,065
700,000	2.721	01/12/32	611,512
1,150,000	2.772	11/10/50	808,995
Cheniere Corpus Christi Holdings LLC
500,000	7.000	06/30/24	513,125
367,000	5.875	03/31/25	374,799
1,196,000	5.125	06/30/27	1,194,505
Chevron Corp.
200,000	1.554	05/11/25	188,857
280,000	3.326	11/17/25	277,554
425,000	1.995	05/11/27	392,377
500,000	2.236	05/11/30	437,896
400,000	3.078	05/11/50	318,655
Chevron USA, Inc.
174,000	0.687	08/12/25	158,821
ConocoPhillips
580,000	6.500	02/01/39	681,179
ConocoPhillips Co.
100,000	6.950	04/15/29	112,994
300,000	4.300	11/15/44	276,438
Devon Energy Corp.
170,000	5.600	07/15/41	170,000
205,000	4.750	05/15/42	186,806
100,000	5.000	06/15/45	93,250
Diamondback Energy, Inc.
515,000	3.250	12/01/26	495,688
92,000	3.500	12/01/29	83,558
Energy Transfer LP
200,000	4.500	04/15/24	199,654
608,000	4.050	03/15/25	598,071
838,000	2.900	05/15/25	795,020
200,000	4.750	01/15/26	198,806
200,000	5.500	06/01/27	202,780
100,000	4.000	10/01/27	95,276
230,000	4.950	06/15/28	226,945
151,000	5.250	04/15/29	149,023
100,000	3.750	05/15/30	90,582
100,000	6.500	02/01/42	102,000
201,000	5.300	04/15/47	176,444
453,000	5.400	10/01/47	407,326
277,000	6.000	06/15/48	265,382
461,000	6.250	04/15/49	454,959
480,000	5.000	05/15/50	414,844
Enterprise Products Operating LLC
157,000	3.900	02/15/24	156,411
207,000	3.750	02/15/25	205,242
478,000	3.125	07/31/29	431,633
150,000	2.800	01/31/30	132,323
150,000	5.950	02/01/41	157,883
207,000	4.850	08/15/42	195,841
250,000	4.450	02/15/43	221,223
304,000	4.850	03/15/44	281,102
346,000	5.100	02/15/45	330,392
250,000	4.900	05/15/46	234,256
414,000	4.800	02/01/49	379,920
368,000	4.200	01/31/50	312,286
128,000	3.950	01/31/60	99,746

Corporate Obligations – (continued)
Energy – (continued)
Enterprise Products Operating LLC(a), Series E
(3M USD LIBOR + 3.033%)
164,000	5.250	08/16/77	144,730
EOG Resources, Inc.
916,000	4.150	01/15/26	916,664
312,000	4.375	04/15/30	311,536
236,000	4.950	04/15/50	245,550
Exxon Mobil Corp.
472,000	2.019	08/16/24	457,439
912,000	2.992	03/19/25	892,676
480,000	3.043	03/01/26	468,604
300,000	2.275	08/16/26	283,995
100,000	3.294	03/19/27	97,859
700,000	3.482	03/19/30	669,780
100,000	4.227	03/19/40	95,072
600,000	3.567	03/06/45	507,417
100,000	4.114	03/01/46	92,477
600,000	3.095	08/16/49	471,410
798,000	4.327	03/19/50	759,034
260,000	3.452	04/15/51	215,362
Halliburton Co.
598,000	2.920	03/01/30	531,201
958,000	4.850	11/15/35	919,680
250,000	7.450	09/15/39	292,812
200,000	5.000	11/15/45	183,000
Hess Corp.
290,000	4.300	04/01/27	284,246
148,000	6.000	01/15/40	152,070
373,000	5.600	02/15/41	364,607
Kinder Morgan Energy Partners LP
439,000	5.500	03/01/44	414,891
Kinder Morgan, Inc.
396,000	5.550	06/01/45	386,347
432,000	5.050	02/15/46	394,166
100,000	3.600	02/15/51	74,825
Kinder Morgan, Inc., GMTN
300,000	7.750	01/15/32	350,235
Marathon Petroleum Corp.
680,000	4.700	05/01/25	686,800
200,000	4.750	09/15/44	177,750
MPLX LP
256,000	4.500	07/15/23	256,398
136,000	4.125	03/01/27	132,107
100,000	4.800	02/15/29	98,188
1,356,000	2.650	08/15/30	1,133,955
350,000	4.500	04/15/38	311,026
349,000	5.200	03/01/47	321,275
550,000	5.500	02/15/49	527,039
ONEOK, Inc.
280,000	4.550	07/15/28	270,772
634,000	3.100	03/15/30	547,737
100,000	5.200	07/15/48	90,297
Phillips 66
1,000,000	0.900	02/15/24	954,829
390,000	4.650	11/15/34	378,598
150,000	5.875	05/01/42	159,830
200,000	4.875	11/15/44	192,171

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Plains All American Pipeline LP / PAA Finance Corp.
$846,000	4.650%	10/15/25	$837,849
240,000	4.500	12/15/26	233,944
414,000	3.550	12/15/29	362,690
Sabine Pass Liquefaction LLC
600,000	5.750	05/15/24	608,955
500,000	5.625	03/01/25	509,687
1,252,000	5.875	06/30/26	1,292,659
430,000	5.000	03/15/27	429,731
108,000	4.200	03/15/28	103,680
Schlumberger Investment SA
480,000	3.650	12/01/23	479,211
300,000	2.650	06/26/30	264,712
Spectra Energy Partners LP
400,000	4.750	03/15/24	402,343
Transcontinental Gas Pipe Line Co. LLC
144,000	7.850	02/01/26	157,071
Valero Energy Corp.
610,000	4.350	06/01/28	599,912
257,000	4.000	04/01/29	246,417
320,000	6.625	06/15/37	348,361
Western Midstream Operating LP
300,000	5.500	02/01/50	261,000
Williams Cos., Inc. (The)
280,000	4.000	09/15/25	276,891
318,000	3.750	06/15/27	306,955
480,000	3.500	11/15/30	433,593
432,000	6.300	04/15/40	464,589
200,000	5.100	09/15/45	186,536
240,000	4.850	03/01/48	216,977

			44,438,511

Financial Company – 0.6%
Air Lease Corp.
250,000	1.875	08/15/26	219,778
Air Lease Corp., MTN
200,000	2.875	01/15/26	184,789
Ally Financial, Inc.
789,000	1.450	10/02/23	765,471
270,000	3.875	05/21/24	268,980
532,000	8.000	11/01/31	592,640
Blackstone Private Credit Fund
49,000	2.625	12/15/26	41,400
GE Capital International Funding Co. Unlimited
1,772,000	4.418	11/15/35	1,668,983

			3,742,041

Food and Beverage – 2.6%
Coca-Cola Co. (The)
50,000	3.375	03/25/27	49,406
50,000	1.450	06/01/27	45,214
240,000	1.000	03/15/28	207,023
272,000	2.125	09/06/29	241,772
462,000	3.450	03/25/30	446,622
500,000	1.650	06/01/30	423,493
300,000	2.000	03/05/31	256,744
360,000	2.500	06/01/40	279,583

Corporate Obligations – (continued)
Food and Beverage – (continued)
Coca-Cola Co. (The) – (continued)
280,000	2.875	05/05/41	227,570
430,000	2.600	06/01/50	315,214
100,000	3.000	03/05/51	78,633
250,000	2.500	03/15/51	177,953
220,000	2.750	06/01/60	156,768
Keurig Dr Pepper, Inc.
300,000	0.750	03/15/24	284,956
1,019,000	3.200	05/01/30	915,352
Kraft Heinz Foods Co.
890,000	3.000	06/01/26	844,600
250,000	6.875	01/26/39	277,338
653,000	5.000	06/04/42	612,974
552,000	4.375	06/01/46	473,542
490,000	4.875	10/01/49	446,433
Molson Coors Beverage Co.
1,370,000	3.000	07/15/26	1,285,037
190,000	5.000	05/01/42	176,950
540,000	4.200	07/15/46	446,278
Mondelez International, Inc.
760,000	2.750	04/13/30	672,995
600,000	2.625	09/04/50	402,010
PepsiCo, Inc.
56,000	2.250	03/19/25	53,973
112,000	2.750	04/30/25	109,255
160,000	2.850	02/24/26	155,514
166,000	2.375	10/06/26	157,424
68,000	3.000	10/15/27	65,543
96,000	2.625	07/29/29	88,002
210,000	2.750	03/19/30	192,900
380,000	1.625	05/01/30	321,077
100,000	1.400	02/25/31	81,771
400,000	1.950	10/21/31	338,572
460,000	2.625	10/21/41	362,505
300,000	4.450	04/14/46	304,657
280,000	3.450	10/06/46	244,273
200,000	2.875	10/15/49	155,959
300,000	3.625	03/19/50	267,500
Sysco Corp.
604,000	3.300	07/15/26	586,088
547,000	3.250	07/15/27	518,708
365,000	5.950	04/01/30	390,349
270,000	6.600	04/01/50	314,970
Tyson Foods, Inc.
120,000	3.950	08/15/24	119,659
342,000	4.000	03/01/26	338,460
340,000	3.550	06/02/27	326,494
110,000	4.550	06/02/47	101,578
834,000	5.100	09/28/48	833,635

			16,173,326

Hardware – 0.2%
Micron Technology, Inc.
677,000	4.185	02/15/27	663,460
250,000	4.663	02/15/30	237,500
628,000	2.703	04/15/32	490,439

			1,391,399

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – 4.2%
Aetna, Inc.
$250,000	3.500%		11/15/24	$247,206
310,000	6.625		06/15/36	344,274
248,000	3.875		08/15/47	205,595
Cigna Corp.
2,852,000	4.125		11/15/25	2,834,674
300,000	4.800		07/15/46	282,425
674,000	4.900		12/15/48	640,616
290,000	3.400		03/15/50	218,776
552,000	3.400		03/15/51	421,120
CVS Health Corp.
520,000	2.625		08/15/24	508,102
154,000	4.100		03/25/25	154,349
256,000	3.875		07/20/25	254,215
100,000	2.875		06/01/26	95,392
368,000	3.000		08/15/26	354,179
488,000	3.625		04/01/27	475,368
825,000	4.300		03/25/28	814,511
672,000	3.250		08/15/29	615,856
1,116,000	4.780		03/25/38	1,066,148
246,000	4.125		04/01/40	215,972
350,000	2.700		08/21/40	255,471
176,000	5.300		12/05/43	175,482
616,000	5.125		07/20/45	594,890
1,372,000	5.050		03/25/48	1,324,875
Danaher Corp.
340,000	2.800		12/10/51	244,419
Elevance Health, Inc.
306,000	3.500		08/15/24	302,883
50,000	3.350		12/01/24	49,297
552,000	3.650		12/01/27	535,682
84,000	4.625		05/15/42	81,319
428,000	4.650		01/15/43	414,460
254,000	4.650		08/15/44	241,771
385,000	4.375		12/01/47	359,845
318,000	4.550		03/01/48	302,866
300,000	3.125		05/15/50	226,158
HCA, Inc.
556,000	5.000		03/15/24	559,823
520,000	5.250		04/15/25	525,200
600,000	5.250		06/15/26	603,750
100,000	5.375		09/01/26	100,875
555,000	4.500		02/15/27	543,553
300,000	5.625		09/01/28	303,375
404,000	4.125		06/15/29	377,235
500,000	3.500		09/01/30	439,375
345,000	5.500		06/15/47	321,713
476,000	5.250		06/15/49	431,375
492,000	3.500		07/15/51	340,255
448,000	4.625	(b)	03/15/52	374,043
MPT Operating Partnership LP / MPT Finance Corp.
700,000	4.625		08/01/29	588,000
270,000	3.500		03/15/31	204,010
UnitedHealth Group, Inc.
700,000	3.750		07/15/25	699,267
600,000	2.300		05/15/31	514,825

Corporate Obligations – (continued)
Healthcare – (continued)
UnitedHealth Group, Inc. – (continued)
800,000	4.200		05/15/32	796,966
916,000	4.625		07/15/35	918,119
880,000	4.250		03/15/43	822,548
818,000	4.450		12/15/48	779,913
300,000	3.700		08/15/49	256,917
700,000	3.250		05/15/51	548,469
698,000	4.750		05/15/52	697,084

				26,604,886

Insurance – 1.5%
American International Group, Inc.
600,000	2.500		06/30/25	573,006
100,000	3.900		04/01/26	98,835
204,000	4.800		07/10/45	190,830
40,000	4.750		04/01/48	37,955
100,000	4.375		06/30/50	90,235
American International Group, Inc.(a), Series A-9
(3M USD LIBOR + 2.868%)
540,000	5.750		04/01/48	516,239
Berkshire Hathaway Finance Corp.
300,000	1.450		10/15/30	244,259
500,000	2.875		03/15/32	444,578
Chubb INA Holdings, Inc.
472,000	4.350		11/03/45	447,454
Corebridge Financial, Inc.(b)
444,000	3.650		04/05/27	417,622
Equitable Holdings, Inc.
626,000	5.000		04/20/48	588,563
Everest Reinsurance Holdings, Inc.
470,000	3.500		10/15/50	356,682
Marsh & McLennan Cos., Inc.
175,000	4.375		03/15/29	174,919
100,000	2.250		11/15/30	85,440
376,000	4.900		03/15/49	377,539
MetLife, Inc.
500,000	3.600		04/10/24	500,412
796,000	6.400		12/15/36	817,800
440,000	4.125		08/13/42	397,533
50,000	4.875		11/13/43	49,131
200,000	4.600		05/13/46	193,350
Prudential Financial, Inc.
(3M USD LIBOR + 3.920%)
420,000	5.625	(a)	06/15/43	417,871
(3M USD LIBOR + 3.031%)
332,000	5.375	(a)	05/15/45	324,826
(3M USD LIBOR + 2.380%)
228,000	4.500	(a)	09/15/47	214,900
210,000	3.905		12/07/47	183,917
46,000	3.935		12/07/49	40,131
(US 5 Year CMT T-Note + 3.035%)
192,000	3.700	(a)	10/01/50	165,580
Prudential Financial, Inc., MTN
300,000	5.700		12/14/36	324,029
376,000	4.350		02/25/50	351,751
350,000	3.700		03/13/51	291,161

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Travelers Cos., Inc. (The)
$400,000	3.050%	06/08/51	$306,071

			9,222,619

Mining – 0.1%
Freeport-McMoRan, Inc.
70,000	5.400	11/14/34	67,113
550,000	5.450	03/15/43	500,500

			567,613

Pharmaceuticals – 0.0%
Viatris, Inc.
360,000	3.850	06/22/40	250,604

REITs and Real Estate – 0.7%
Boston Properties LP
916,000	2.550	04/01/32	729,981
420,000	2.450	10/01/33	318,847
Equinix, Inc.
250,000	2.625	11/18/24	240,737
500,000	3.200	11/18/29	448,088
300,000	2.150	07/15/30	245,787
200,000	2.500	05/15/31	164,262
GLP Capital LP / GLP Financing II, Inc.
675,000	5.375	04/15/26	667,779
340,000	5.300	01/15/29	328,793
150,000	3.250	01/15/32	121,779
Simon Property Group LP
68,000	3.250	11/30/26	65,343
300,000	2.650	07/15/30	257,807
284,000	3.250	09/13/49	209,844
100,000	3.800	07/15/50	81,754
Welltower, Inc.
300,000	4.250	04/15/28	293,030
604,000	3.100	01/15/30	532,790

			4,706,621

Revenue – 0.3%
Ascension Health
200,000	3.945	11/15/46	181,521
Ascension Health, Series B
588,000	2.532	11/15/29	527,638
CommonSpirit Health
100,000	2.760	10/01/24	96,932
220,000	3.347	10/01/29	196,372
239,000	4.350	11/01/42	214,055
200,000	4.187	10/01/49	165,617
Kaiser Foundation Hospitals
375,000	4.150	05/01/47	348,112
Kaiser Foundation Hospitals, Series 2019
396,000	3.266	11/01/49	312,901
Kaiser Foundation Hospitals, Series 2021
125,000	2.810	06/01/41	96,317

			2,139,465

Technology – 8.5%
Activision Blizzard, Inc.
536,000	3.400	09/15/26	524,625
280,000	2.500	09/15/50	189,793

Corporate Obligations – (continued)
Technology – (continued)
Adobe, Inc.
192,000	3.250	02/01/25	190,057
82,000	2.150	02/01/27	76,912
500,000	2.300	02/01/30	442,676
Alphabet, Inc.
182,000	1.998	08/15/26	171,421
50,000	0.800	08/15/27	43,638
132,000	1.100	08/15/30	107,584
400,000	1.900	08/15/40	283,921
823,000	2.050	08/15/50	543,515
803,000	2.250	08/15/60	512,920
Analog Devices, Inc.
75,000	3.500	12/05/26	73,877
250,000	1.700	10/01/28	219,160
Apple, Inc.
75,000	3.000	02/09/24	74,371
188,000	3.450	05/06/24	187,519
138,000	2.850	05/11/24	136,322
184,000	2.750	01/13/25	179,909
112,000	2.500	02/09/25	108,975
91,000	1.125	05/11/25	84,881
40,000	3.200	05/13/25	39,491
50,000	0.550	08/20/25	45,603
129,000	0.700	02/08/26	116,691
531,000	3.250	02/23/26	522,489
144,000	2.450	08/04/26	137,021
150,000	2.050	09/11/26	140,432
100,000	3.000	06/20/27	96,856
692,000	2.900	09/12/27	662,380
218,000	3.000	11/13/27	208,963
88,000	1.200	02/08/28	76,599
500,000	1.400	08/05/28	435,337
400,000	1.650	05/11/30	339,286
250,000	1.250	08/20/30	203,533
850,000	1.650	02/08/31	706,275
625,000	4.500	02/23/36	648,798
102,000	2.375	02/08/41	76,961
617,000	3.850	05/04/43	568,087
310,000	4.450	05/06/44	308,383
305,000	3.450	02/09/45	263,512
380,000	4.375	05/13/45	373,385
858,000	4.650	02/23/46	877,416
306,000	3.850	08/04/46	279,269
208,000	4.250	02/09/47	202,234
300,000	3.750	09/12/47	268,867
506,000	3.750	11/13/47	454,309
861,000	2.950	09/11/49	671,895
878,000	2.650	05/11/50	642,593
239,000	2.400	08/20/50	166,030
680,000	2.650	02/08/51	498,696
125,000	2.800	02/08/61	87,934
Applied Materials, Inc.
300,000	3.300	04/01/27	293,763
150,000	1.750	06/01/30	126,033
136,000	4.350	04/01/47	132,861

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Broadcom Corp. / Broadcom Cayman Finance Ltd.
$100,000	3.625%		01/15/24	$99,274
659,000	3.875		01/15/27	634,062
98,000	3.500		01/15/28	90,500
Broadcom, Inc.
500,000	3.150		11/15/25	482,853
431,000	3.459		09/15/26	414,188
686,000	4.750		04/15/29	674,039
656,000	4.150		11/15/30	600,974
600,000	2.450	(b)	02/15/31	479,806
640,000	4.300		11/15/32	580,741
725,000	3.419	(b)	04/15/33	599,007
290,000	3.469	(b)	04/15/34	235,858
600,000	3.137	(b)	11/15/35	456,254
600,000	3.500	(b)	02/15/41	452,714
360,000	3.750	(b)	02/15/51	264,690
Dell International LLC / EMC Corp.
748,000	6.020		06/15/26	779,267
494,000	4.900		10/01/26	496,184
379,000	8.100		07/15/36	441,954
464,000	8.350		07/15/46	564,578
Fidelity National Information Services, Inc.
220,000	1.650		03/01/28	188,256
Fiserv, Inc.
150,000	3.800		10/01/23	149,690
400,000	2.750		07/01/24	390,351
500,000	3.200		07/01/26	476,725
300,000	4.200		10/01/28	291,151
500,000	3.500		07/01/29	459,037
400,000	4.400		07/01/49	347,592
Hewlett Packard Enterprise Co.
280,000	4.450		10/02/23	281,047
300,000	4.900		10/15/25	304,974
300,000	6.350		10/15/45	302,061
HP, Inc.
300,000	3.400		06/17/30	261,182
40,000	2.650		06/17/31	32,004
368,000	6.000		09/15/41	363,259
Intel Corp.
204,000	2.875		05/11/24	201,092
203,000	3.700		07/29/25	202,153
60,000	2.600		05/19/26	57,545
168,000	3.150		05/11/27	161,596
916,000	2.450		11/15/29	805,277
250,000	2.000		08/12/31	206,386
292,000	4.600		03/25/40	279,855
300,000	4.800		10/01/41	291,953
290,000	4.100		05/19/46	257,087
224,000	4.100		05/11/47	196,156
295,000	3.734		12/08/47	240,731
542,000	3.250		11/15/49	401,630
483,000	4.750		03/25/50	460,684
440,000	3.050		08/12/51	315,431
50,000	3.100		02/15/60	34,422
100,000	4.950		03/25/60	96,383
150,000	3.200		08/12/61	105,242

Corporate Obligations – (continued)
Technology – (continued)
International Business Machines Corp.
300,000	3.375		08/01/23	298,998
445,000	3.625		02/12/24	443,865
250,000	3.450		02/19/26	245,124
1,510,000	3.300		05/15/26	1,465,460
300,000	1.700		05/15/27	269,875
1,086,000	1.950		05/15/30	905,937
540,000	4.150		05/15/39	485,884
407,000	4.000		06/20/42	352,211
300,000	4.250		05/15/49	264,379
300,000	2.950		05/15/50	212,697
KLA Corp.
87,000	4.650		11/01/24	88,377
300,000	4.100		03/15/29	297,198
100,000	3.300		03/01/50	78,460
Lam Research Corp.
238,000	4.000		03/15/29	233,527
258,000	1.900		06/15/30	216,405
220,000	4.875		03/15/49	226,095
440,000	2.875		06/15/50	327,889
Microchip Technology, Inc.
120,000	4.250		09/01/25	118,407
Microsoft Corp.
262,000	2.000		08/08/23	257,958
516,000	2.875		02/06/24	510,860
548,000	2.700		02/12/25	537,159
154,000	3.125		11/03/25	151,363
80,000	2.400		08/08/26	76,553
87,000	3.300		02/06/27	85,554
260,000	3.500		02/12/35	248,773
470,000	3.450		08/08/36	442,637
81,000	4.100		02/06/37	81,282
200,000	4.450		11/03/45	204,239
300,000	3.700		08/08/46	275,760
250,000	4.250		02/06/47	249,722
1,251,000	2.525		06/01/50	910,898
1,500,000	2.921		03/17/52	1,179,352
861,000	2.675		06/01/60	611,552
580,000	3.041		03/17/62	449,219
Motorola Solutions, Inc.
692,000	4.600		05/23/29	668,207
NVIDIA Corp.
2,538,000	0.584		06/14/24	2,402,025
250,000	1.550		06/15/28	217,930
500,000	2.850		04/01/30	451,343
400,000	2.000		06/15/31	338,159
400,000	3.500		04/01/50	333,321
PayPal Holdings, Inc.
1,060,000	4.400		06/01/32	1,044,576
QUALCOMM, Inc.
152,000	2.900		05/20/24	150,290
135,000	3.450		05/20/25	133,582
474,000	3.250		05/20/27	462,354
126,000	2.150		05/20/30	110,056
320,000	4.650		05/20/35	323,270
596,000	4.800		05/20/45	602,293
250,000	4.300		05/20/47	237,584
320,000	4.500		05/20/52	310,885

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Texas Instruments, Inc.
$232,000	2.250%	09/04/29	$206,937
532,000	4.150	05/15/48	510,926
Western Digital Corp.
1,182,000	4.750	02/15/26	1,140,630

			53,779,990

Transportation – 1.2%
CSX Corp.
664,000	3.250	06/01/27	640,073
120,000	3.800	03/01/28	117,618
46,000	4.100	03/15/44	41,000
470,000	3.800	11/01/46	401,782
378,000	4.300	03/01/48	346,150
FedEx Corp. Pass Through Trust, Series 2020-1
44,653	1.875	02/20/34	38,176
Southwest Airlines Co.
270,000	5.250	05/04/25	276,703
125,000	5.125	06/15/27	127,433
Union Pacific Corp.
500,000	2.400	02/05/30	440,095
1,980,000	2.800	02/14/32	1,764,947
278,000	3.799	10/01/51	239,232
95,000	2.950	03/10/52	70,101
408,000	3.839	03/20/60	343,983
676,000	3.799	04/06/71	547,158
United Parcel Service, Inc.
292,000	3.050	11/15/27	283,609
792,000	3.400	03/15/29	764,232
330,000	3.750	11/15/47	295,228
200,000	4.250	03/15/49	193,524
558,000	5.300	04/01/50	620,914

			7,551,958

Water – 0.1%
American Water Capital Corp.
426,000	4.450	06/01/32	423,766

Wireless – 5.3%
American Tower Corp.
250,000	4.000	06/01/25	246,220
666,000	3.375	10/15/26	630,065
200,000	2.750	01/15/27	183,306
631,000	3.800	08/15/29	584,313
80,000	2.900	01/15/30	69,355
300,000	1.875	10/15/30	236,806
251,000	3.100	06/15/50	175,269
AT&T, Inc.
111,000	3.800	02/15/27	108,866
346,000	4.250	03/01/27	342,860
339,000	2.300	06/01/27	308,313
75,000	1.650	02/01/28	64,421
300,000	4.100	02/15/28	292,200
1,595,000	4.350	03/01/29	1,553,974
459,000	4.300	02/15/30	440,368
595,000	2.750	06/01/31	506,155
620,000	2.250	02/01/32	500,165

Corporate Obligations – (continued)
Wireless – (continued)
AT&T, Inc. – (continued)
800,000	2.550	12/01/33	640,292
435,000	4.500	05/15/35	408,769
140,000	4.850	03/01/39	134,117
330,000	4.350	06/15/45	282,875
435,000	4.750	05/15/46	400,151
401,000	4.500	03/09/48	349,931
399,000	4.550	03/09/49	354,525
738,000	3.650	06/01/51	565,502
300,000	3.300	02/01/52	219,548
1,430,000	3.500	09/15/53	1,056,112
1,928,000	3.550	09/15/55	1,416,856
300,000	3.800	12/01/57	226,281
1,654,000	3.650	09/15/59	1,205,295
92,000	3.850	06/01/60	69,621
Crown Castle, Inc.
60,000	3.150	07/15/23	59,650
760,000	4.450	02/15/26	757,838
930,000	3.700	06/15/26	902,837
1,000,000	1.050	07/15/26	879,046
98,000	3.650	09/01/27	93,448
200,000	3.800	02/15/28	189,424
300,000	3.300	07/01/30	268,127
180,000	2.250	01/15/31	146,955
301,000	2.100	04/01/31	240,243
300,000	2.900	04/01/41	217,445
100,000	3.250	01/15/51	70,894
T-Mobile USA, Inc.
900,000	3.875	04/15/30	833,700
680,000	2.550	02/15/31	565,971
300,000	2.250	11/15/31	240,549
600,000	2.700	03/15/32	500,890
600,000	4.500	04/15/50	523,860
Verizon Communications, Inc.
650,000	3.500	11/01/24	643,400
184,000	3.376	02/15/25	181,438
2,942,000	0.850	11/20/25	2,647,800
559,000	4.125	03/16/27	555,736
710,000	2.100	03/22/28	628,210
722,000	4.329	09/21/28	712,334
840,000	4.016	12/03/29	807,692
471,000	3.150	03/22/30	422,680
280,000	1.500	09/18/30	223,373
940,000	1.680	10/30/30	746,206
1,330,000	2.550	03/21/31	1,120,091
50,000	2.355	03/15/32	40,853
220,000	4.272	01/15/36	204,763
478,000	5.250	03/16/37	484,311
710,000	2.650	11/20/40	511,445
510,000	3.400	03/22/41	412,172
60,000	6.550	09/15/43	71,502
704,000	4.862	08/21/46	686,706
455,000	4.522	09/15/48	423,908
400,000	2.875	11/20/50	275,068
800,000	3.550	03/22/51	634,305
394,000	5.012	08/21/54	396,761

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
Verizon Communications, Inc. – (continued)
$150,000	2.987%		10/30/56	$101,186
500,000	3.000		11/20/60	334,805
725,000	3.700		03/22/61	563,759

				33,893,912

TOTAL CORPORATE OBLIGATIONS
(Cost $569,052,632)				$495,727,179

Foreign Corporate Debt – 20.5%
Banks – 10.8%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$1,000,000	0.875%		09/18/23	$965,293
200,000	1.125		09/18/25	181,020
Banco Santander SA (Spain)
200,000	2.706		06/27/24	194,167
1,432,000	2.746		05/28/25	1,354,519
600,000	1.849		03/25/26	534,357
600,000	4.250		04/11/27	575,792
(US 1 Year CMT T-Note + 0.900%)
600,000	1.722	(a)	09/14/27	517,123
925,000	3.490		05/28/30	804,386
800,000	2.958		03/25/31	655,467
(US 1 Year CMT T-Note + 1.600%)
536,000	3.225	(a)	11/22/32	408,015
Bank of Montreal (Canada)
(5 Year USD Swap + 1.280%)
2,104,000	4.338	(a)	10/05/28	2,101,370
(5 Year USD Swap + 1.432%)
983,000	3.803	(a)	12/15/32	903,131
(US 5 Year CMT T-Note + 1.400%)
204,000	3.088	(a)	01/10/37	164,628
Bank of Montreal, MTN (Canada)
230,000	0.625		07/09/24	216,325
75,000	1.250		09/15/26	66,594
(SOFR + 0.603%)
40,000	0.949	(a)	01/22/27	35,797
Bank of Montreal, Series E (Canada)
50,000	3.300		02/05/24	49,553
Bank of Nova Scotia (The) (Canada)
800,000	3.400		02/11/24	793,514
400,000	0.700		04/15/24	377,974
75,000	0.650		07/31/24	70,216
368,000	1.300		06/11/25	339,892
280,000	4.500		12/16/25	279,840
220,000	2.700		08/03/26	207,588
250,000	1.950		02/02/27	224,611
500,000	2.450		02/02/32	412,508
Barclays PLC (United Kingdom)
890,000	3.650		03/16/25	863,914
1,035,000	4.375		01/12/26	1,016,690
(SOFR + 2.714%)
200,000	2.852	(a)	05/07/26	187,508
210,000	5.200		05/12/26	208,079
600,000	4.836		05/09/28	565,576

Foreign Corporate Debt – (continued)
Banks – (continued)
Barclays PLC (United Kingdom) – (continued)
(US 1 Year CMT T-Note + 1.200%)
900,000	2.667	(a)	03/10/32	707,414
(US 5 Year CMT T-Note + 2.900%)
960,000	3.564	(a)	09/23/35	768,752
(US 1 Year CMT T-Note + 1.700%)
500,000	3.811	(a)	03/10/42	362,968
330,000	5.250		08/17/45	306,061
736,000	4.950		01/10/47	671,307
Canadian Imperial Bank of Commerce (Canada)
1,064,000	3.500		09/13/23	1,059,908
450,000	3.100		04/02/24	443,632
280,000	2.250		01/28/25	267,017
Cooperatieve Rabobank UA (Netherlands)
815,000	3.750		07/21/26	778,862
186,000	5.250		05/24/41	203,060
745,000	5.250		08/04/45	724,844
Credit Suisse AG (Switzerland)
950,000	2.950		04/09/25	903,239
950,000	1.250		08/07/26	820,265
Credit Suisse Group AG (Switzerland)
850,000	3.750		03/26/25	812,895
250,000	4.550		04/17/26	240,137
(SOFR + 3.730%)
1,000,000	4.194	(a) (b)	04/01/31	843,993
300,000	4.875		05/15/45	242,382
Deutsche Bank AG (Germany)
130,000	3.700		05/30/24	127,640
(SOFR + 2.581%)
800,000	3.961	(a)	11/26/25	769,370
(SOFR + 1.219%)
1,694,000	2.311	(a)	11/16/27	1,446,807
(SOFR + 1.318%)
1,702,000	2.552	(a)	01/07/28	1,450,688
HSBC Holdings PLC (United Kingdom)
540,000	4.250		03/14/24	537,985
400,000	4.250		08/18/25	393,088
(SOFR + 1.402%)
800,000	2.633	(a)	11/07/25	758,810
750,000	4.300		03/08/26	741,486
(SOFR + 1.538%)
250,000	1.645	(a)	04/18/26	227,745
1,326,000	3.900		05/25/26	1,289,735
(3M USD LIBOR + 1.348%)
500,000	4.292	(a)	09/12/26	485,944
(SOFR + 1.100%)
480,000	2.251	(a)	11/22/27	423,176
(SOFR + 1.732%)
250,000	2.013	(a)	09/22/28	210,936
(3M USD LIBOR + 1.535%)
1,450,000	4.583	(a)	06/19/29	1,370,543
1,080,000	4.950		03/31/30	1,051,842
(3M USD LIBOR + 1.610%)
800,000	3.973	(a)	05/22/30	726,818
(SOFR + 2.387%)
205,000	2.848	(a)	06/04/31	169,462
(SOFR + 1.947%)
1,050,000	2.357	(a)	08/18/31	832,639

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
HSBC Holdings PLC (United Kingdom) – (continued)
(SOFR + 1.187%)
$550,000	2.804	%(a)	05/24/32	$439,420
(SOFR + 1.410%)
400,000	2.871	(a)	11/22/32	317,758
250,000	6.500		05/02/36	261,979
546,000	6.500		09/15/37	570,862
405,000	6.800		06/01/38	434,323
90,000	6.100		01/14/42	98,453
300,000	5.250		03/14/44	273,893
ING Groep NV (Netherlands)
590,000	4.100		10/02/23	589,421
300,000	3.550		04/09/24	296,605
200,000	3.950		03/29/27	191,984
490,000	4.550		10/02/28	473,705
330,000	4.050		04/09/29	309,115
Lloyds Banking Group PLC (United Kingdom)
700,000	4.050		08/16/23	699,118
1,060,000	4.450		05/08/25	1,050,829
(US 1 Year CMT T-Note + 3.500%)
300,000	3.870	(a)	07/09/25	294,030
400,000	4.582		12/10/25	391,818
1,880,000	3.750		01/11/27	1,792,714
940,000	4.375		03/22/28	907,626
(3M USD LIBOR + 1.205%)
500,000	3.574	(a)	11/07/28	462,287
200,000	5.300		12/01/45	183,369
490,000	4.344		01/09/48	398,498
Mizuho Financial Group, Inc. (Japan)
(3M USD LIBOR + 1.000%)
500,000	3.922	(a)	09/11/24	496,276
(US 1 Year CMT T-Note + 0.670%)
500,000	1.234	(a)	05/22/27	434,357
National Australia Bank Ltd. (Australia)
940,000	2.500		07/12/26	883,057
NatWest Group PLC (United Kingdom)
(3M USD LIBOR + 1.550%)
460,000	4.519	(a)	06/25/24	457,722
(3M USD LIBOR + 1.762%)
885,000	4.269	(a)	03/22/25	874,987
1,066,000	4.800		04/05/26	1,060,669
(US 1 Year CMT T-Note + 2.550%)
355,000	3.073	(a)	05/22/28	321,298
(3M USD LIBOR + 1.754%)
345,000	4.892	(a)	05/18/29	331,952
(US 5 Year CMT T-Note + 2.100%)
558,000	3.754	(a)	11/01/29	530,732
(3M USD LIBOR + 1.905%)
470,000	5.076	(a)	01/27/30	456,265
(3M USD LIBOR + 1.871%)
370,000	4.445	(a)	05/08/30	345,880
(US 5 Year CMT T-Note + 2.350%)
420,000	3.032	(a)	11/28/35	330,836
Royal Bank of Canada, GMTN (Canada)
740,000	3.700		10/05/23	739,924
500,000	2.250		11/01/24	481,283
50,000	0.875		01/20/26	44,712

Foreign Corporate Debt – (continued)
Banks – (continued)
Royal Bank of Canada, GMTN (Canada) – (continued)
320,000	4.650		01/27/26	321,558
300,000	1.400		11/02/26	267,077
250,000	2.300		11/03/31	207,911
Royal Bank of Canada, MTN (Canada)
100,000	0.500		10/26/23	96,369
460,000	1.150		06/10/25	423,764
Royal Bank of Canada (Canada)
300,000	1.200		04/27/26	269,387
Santander UK Group Holdings PLC (United Kingdom)
(3M USD LIBOR + 1.570%)
200,000	4.796	(a)	11/15/24	199,331
(SOFR + 0.989%)
1,790,000	1.673	(a)	06/14/27	1,554,558
Sumitomo Mitsui Financial Group, Inc. (Japan)
500,000	2.696		07/16/24	485,174
468,000	3.364		07/12/27	441,952
500,000	2.222		09/17/31	401,294
Toronto-Dominion Bank (The) (Canada)
50,000	1.950		01/12/27	45,325
(5 Year USD Swap + 2.205%)
550,000	3.625	(a)	09/15/31	525,250
Toronto-Dominion Bank (The), MTN (Canada)
800,000	2.650		06/12/24	781,730
270,000	1.150		06/12/25	248,691
500,000	0.750		01/06/26	447,201
75,000	1.250		09/10/26	66,416
Toronto-Dominion Bank (The), GMTN (Canada)
1,111,000	3.500		07/19/23	1,109,466
Westpac Banking Corp. (Australia)
40,000	3.300		02/26/24	39,799
112,000	1.019		11/18/24	105,417
40,000	2.350		02/19/25	38,555
200,000	2.850		05/13/26	191,304
125,000	1.150		06/03/26	112,070
40,000	3.350		03/08/27	38,641
40,000	3.400		01/25/28	38,268
280,000	2.650		01/16/30	249,958
(US 5 Year CMT T-Note + 1.350%)
1,957,000	2.894	(a)	02/04/30	1,841,117
400,000	2.150		06/03/31	336,562
(US 5 Year CMT T-Note + 2.000%)
100,000	4.110	(a)	07/24/34	89,851
(US 5 Year CMT T-Note + 1.750%)
300,000	2.668	(a)	11/15/35	236,680
356,000	4.421		07/24/39	314,009
100,000	2.963		11/16/40	71,434
Westpac Banking Corp.(a), GMTN (Australia)
(5 Year USD Swap + 2.236%)
316,000	4.322		11/23/31	301,421

				68,572,194

Beverages – 0.1%
Coca-Cola Femsa SAB de CV (Mexico)
620,000	2.750		01/22/30	555,792

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Brokerage – 0.2%
Brookfield Finance, Inc. (Canada)
$466,000	3.900%		01/25/28	$437,431
120,000	4.850		03/29/29	117,654
125,000	4.350		04/15/30	117,947
237,000	4.700		09/20/47	205,378
Nomura Holdings, Inc. (Japan)
500,000	2.999		01/22/32	409,634

				1,288,044

Consumer Cyclical – 0.0%
Toyota Motor Corp. (Japan)
250,000	1.339		03/25/26	229,460

Consumer Noncyclical – 1.2%
BAT Capital Corp. (United Kingdom)
300,000	3.215		09/06/26	280,955
600,000	4.700		04/02/27	583,879
600,000	3.557		08/15/27	551,062
300,000	2.259		03/25/28	255,047
264,000	2.726		03/25/31	211,944
614,000	4.390		08/15/37	486,853
568,000	4.540		08/15/47	416,793
204,000	4.758		09/06/49	154,156
BAT International Finance PLC (United Kingdom)
322,000	1.668		03/25/26	286,878
GlaxoSmithKline Capital, Inc. (United Kingdom)
910,000	3.875		05/15/28	895,949
580,000	6.375		05/15/38	682,268
Novartis Capital Corp. (Switzerland)
70,000	3.400		05/06/24	69,477
158,000	1.750		02/14/25	151,125
285,000	3.000		11/20/25	278,758
214,000	3.100		05/17/27	207,517
262,000	2.200		08/14/30	230,516
220,000	4.400		05/06/44	216,290
350,000	4.000		11/20/45	323,985
225,000	2.750		08/14/50	172,182
Reynolds American, Inc. (United Kingdom)
575,000	4.450		06/12/25	569,209
498,000	5.850		08/15/45	426,929

				7,451,772

Consumer Products – 0.2%
Unilever Capital Corp. (United Kingdom)
100,000	2.900		05/05/27	95,952
500,000	3.500		03/22/28	488,963
500,000	2.125		09/06/29	437,678
132,000	5.900		11/15/32	150,259

				1,172,852

Energy – 2.6%
BP Capital Markets PLC (United Kingdom)
794,000	3.279		09/19/27	760,905
168,000	3.723		11/28/28	162,640
Canadian Natural Resources Ltd. (Canada)
612,000	3.850		06/01/27	586,101
Canadian Natural Resources Ltd., GMTN (Canada)
214,000	4.950		06/01/47	204,278

Foreign Corporate Debt – (continued)
Energy – (continued)
Cenovus Energy, Inc. (Canada)
100,000	4.400		04/15/29	97,193
385,000	6.750		11/15/39	424,128
352,000	5.400		06/15/47	345,242
Enbridge, Inc. (Canada)
152,000	4.000		10/01/23	151,637
1,038,000	3.125		11/15/29	941,660
(3M USD LIBOR + 3.641%)
600,000	6.250	(a)	03/01/78	570,000
Equinor ASA (Norway)
70,000	2.650		01/15/24	68,928
70,000	3.700		03/01/24	69,979
460,000	2.875		04/06/25	447,524
200,000	1.750		01/22/26	185,537
300,000	3.125		04/06/30	278,512
100,000	2.375		05/22/30	87,961
630,000	3.950		05/15/43	570,747
284,000	3.250		11/18/49	227,267
250,000	3.700		04/06/50	216,856
Shell International Finance BV (Netherlands)
532,000	2.000		11/07/24	514,639
682,000	3.250		05/11/25	671,468
500,000	2.875		05/10/26	483,224
300,000	2.500		09/12/26	284,760
352,000	3.875		11/13/28	345,561
400,000	2.375		11/07/29	352,424
300,000	2.750		04/06/30	269,276
328,000	4.125		05/11/35	312,716
761,000	6.375		12/15/38	884,150
352,000	4.375		05/11/45	330,273
620,000	4.000		05/10/46	555,893
379,000	3.750		09/12/46	324,644
282,000	3.125		11/07/49	219,567
Suncor Energy, Inc. (Canada)
250,000	6.800		05/15/38	276,101
414,000	4.000		11/15/47	349,298
100,000	3.750		03/04/51	80,268
TotalEnergies Capital International SA (France)
264,000	3.750		04/10/24	264,566
420,000	2.829		01/10/30	382,936
380,000	2.986		06/29/41	302,643
400,000	3.461		07/12/49	331,676
300,000	3.386		06/29/60	232,320
TotalEnergies Capital SA (France)
344,000	3.883		10/11/28	338,732
TransCanada PipeLines Ltd. (Canada)
680,000	2.500		10/12/31	563,975
558,000	4.625		03/01/34	533,699
420,000	7.625		01/15/39	513,514
120,000	4.875		05/15/48	115,438
150,000	5.100		03/15/49	148,400
Transcanada Trust(a), Series 16-A (Canada)
(3M USD LIBOR + 4.640%)
368,000	5.875		08/15/76	361,560

				16,740,816

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Financial Company – 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
$500,000	3.150%	02/15/24	$485,185
500,000	3.500	01/15/25	479,469
300,000	6.500	07/15/25	308,138
952,000	2.450	10/29/26	841,993
300,000	3.000	10/29/28	254,953
952,000	3.300	01/30/32	767,742
300,000	3.400	10/29/33	235,579
480,000	3.850	10/29/41	354,008

			3,727,067

Food and Beverage – 1.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
745,000	3.650	02/01/26	733,267
950,000	4.700	02/01/36	918,465
1,877,000	4.900	02/01/46	1,781,321
Anheuser-Busch InBev Finance, Inc. (Belgium)
100,000	4.000	01/17/43	84,187
396,000	4.625	02/01/44	363,018
300,000	4.900	02/01/46	286,141
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
706,000	4.000	04/13/28	697,973
712,000	4.750	01/23/29	726,486
317,000	4.900	01/23/31	327,037
486,000	4.375	04/15/38	454,415
500,000	5.450	01/23/39	515,179
100,000	4.350	06/01/40	91,533
398,000	4.950	01/15/42	388,970
605,000	4.600	04/15/48	549,523
146,000	4.439	10/06/48	130,163
802,000	5.550	01/23/49	833,414
450,000	4.500	06/01/50	409,338
310,000	4.750	04/15/58	282,991
382,000	5.800	01/23/59	407,863

			9,981,284

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
564,000	3.125	01/15/32	448,380

Insurance – 0.0%
Manulife Financial Corp. (Canada)
186,000	5.375	03/04/46	194,736

Internet – 0.5%
Alibaba Group Holding Ltd. (China)
500,000	3.600	11/28/24	491,862
744,000	3.400	12/06/27	702,139
560,000	2.125	02/09/31	464,308
400,000	4.000	12/06/37	333,814
550,000	4.200	12/06/47	440,551
300,000	3.150	02/09/51	198,439
200,000	4.400	12/06/57	159,695

			2,790,808

Foreign Corporate Debt – (continued)
Lodging – 0.1%
Sands China Ltd. (Macau)
480,000	5.625	08/08/25	439,200

Media – 0.0%
Grupo Televisa SAB (Mexico)
200,000	6.125	01/31/46	217,565

Metals and Mining – 0.2%
BHP Billiton Finance USA Ltd. (Australia)
550,000	4.125	02/24/42	504,866
274,000	5.000	09/30/43	276,929
Rio Tinto Finance USA Ltd. (Australia)
80,000	7.125	07/15/28	89,636
306,000	5.200	11/02/40	319,005
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	73,415

			1,263,851

Mining – 0.3%
Southern Copper Corp. (Peru)
341,000	7.500	07/27/35	400,639
272,000	6.750	04/16/40	305,771
336,000	5.250	11/08/42	323,367
271,000	5.875	04/23/45	281,350
Vale Overseas Ltd. (Brazil)
224,000	6.250	08/10/26	234,640
350,000	6.875	11/21/36	362,906
222,000	6.875	11/10/39	231,713

			2,140,386

Oil Company-Exploration & Production – 0.0%
CNOOC Finance 2015 USA LLC (China)
200,000	4.375	05/02/28	201,018

Oil Company-Integrated – 0.3%
Ecopetrol SA (Colombia)
376,000	5.875	09/18/23	377,410
150,000	4.125	01/16/25	141,750
200,000	5.375	06/26/26	188,625
568,000	6.875	04/29/30	532,500
348,000	7.375	09/18/43	292,755
400,000	5.875	05/28/45	279,000

			1,812,040

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
260,000	1.750	10/25/26	235,399
720,000	3.250	10/25/51	575,661

			811,060

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
80,000	4.875	03/01/24	80,452
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
500,000	3.400	05/01/30	443,755
296,000	2.500	05/11/31	239,445
370,000	2.650	02/15/32	301,269

			1,064,921

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Telecommunications – 0.2%
America Movil SAB de CV (Mexico)
$266,000	2.875%	05/07/30	$235,985
640,000	6.125	03/30/40	704,968
470,000	4.375	04/22/49	432,343

			1,373,296

Wireless – 0.7%
Rogers Communications, Inc. (Canada)
70,000	4.100	10/01/23	70,012
750,000	4.300	02/15/48	625,743
500,000	4.350	05/01/49	424,564
Vodafone Group PLC (United Kingdom)
1,000,000	3.750	01/16/24	1,000,213
150,000	4.125	05/30/25	149,393
586,000	6.150	02/27/37	614,130
300,000	5.000	05/30/38	284,980
498,000	5.250	05/30/48	466,518
450,000	4.875	06/19/49	401,935
440,000	4.250	09/17/50	360,778

			4,398,266

Wirelines – 0.5%
British Telecommunications PLC (United Kingdom)
300,000	9.625	12/15/30	369,535
Deutsche Telekom International Finance BV (Germany)
650,000	8.750	06/15/30	806,604
Telefonica Emisiones SA (Spain)
200,000	4.103	03/08/27	194,260
100,000	7.045	06/20/36	110,370
410,000	4.665	03/06/38	356,063
1,100,000	5.213	03/08/47	969,375
415,000	4.895	03/06/48	347,635

			3,153,842

TOTAL FOREIGN CORPORATE DEBT
(Cost $147,528,107)			$130,028,650

Shares	Dividend Rate	Value

Investment Company – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,956,966	2.154%	$1,956,966
(Cost $1,956,966)

TOTAL INVESTMENTS – 98.9%
(Cost $718,537,705)		$627,712,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		6,816,822

NET ASSETS – 100.0%		$634,529,617

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2022.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 84.4%
U.S. Cash Management Bills
$79,199,500	2.594%	11/22/22	$78,701,633
1,020,000	2.627	11/22/22	1,013,588
120,000	2.649	11/22/22	119,246
1,050,000	2.658	11/22/22	1,043,399
2,460,000	2.661	11/22/22	2,444,536
1,500,000	2.664	11/22/22	1,490,571
360,000	2.686	11/22/22	357,737
330,000	2.687	11/22/22	327,926
90,000	2.723	11/22/22	89,434
300,000	2.750	11/22/22	298,114
540,000	2.772	11/22/22	536,605
750,000	2.775	11/22/22	745,285
300,000	2.802	11/22/22	298,114
1,736,000	2.816	11/22/22	1,725,087
2,058,000	2.827	11/22/22	2,045,063
798,000	2.828	11/22/22	792,984
2,688,000	2.846	11/22/22	2,671,103
U.S. Treasury Bills
525,000	2.060	10/25/22	522,961
13,825,000	2.071	10/25/22	13,771,311
2,100,000	2.079	10/25/22	2,091,845
3,850,000	2.082	10/25/22	3,835,049
400,029,500	2.094	10/25/22	398,476,003
4,025,000	2.107	10/25/22	4,009,369
1,575,000	2.182	10/25/22	1,568,884
2,625,000	2.195	10/25/22	2,614,806
8,050,000	2.359	10/25/22	8,018,738
5,882,000	2.364	10/25/22	5,859,157
6,125,000	2.385	10/25/22	6,101,214
8,225,000	2.393	10/25/22	8,193,059
1,903,000	2.411	10/25/22	1,895,610
3,150,000	2.434	10/25/22	3,137,767
519,000	2.435	10/25/22	516,984
692,000	2.456	10/25/22	689,313
14,186,000	2.475	10/25/22	14,130,909
4,025,000	2.484	10/25/22	4,009,369
692,000	2.485	10/25/22	689,313
3,114,000	2.496	10/25/22	3,101,907
5,600,000	2.501	10/25/22	5,578,253
2,975,000	2.502	10/25/22	2,963,447
1,225,000	2.505	10/25/22	1,220,243
4,325,000	2.525	10/25/22	4,308,204
2,076,000	2.556	10/25/22	2,067,938
1,730,000	2.565	10/25/22	1,723,282
1,730,000	2.572	10/25/22	1,723,282
11,872,000	2.635	10/25/22	11,825,896
110,047,500	2.651	10/25/22	109,620,135
27,459,000	2.661	10/25/22	27,352,364
4,617,000	2.679	10/25/22	4,599,070
15,955,000	0.210	11/03/22	15,881,868
90,000	0.220	11/03/22	89,587
63,000	0.236	11/03/22	62,711
29,316,300	0.260	11/03/22	29,181,924
250,000	0.296	11/03/22	248,854
875,000	0.365	11/03/22	870,989
100,000	0.366	11/03/22	99,542

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
1,000,000	0.463	11/03/22	995,416
250,000	0.464	11/03/22	248,854
1,950,000	0.469	11/03/22	1,941,062
425,000	0.483	11/03/22	423,052
75,000	0.484	11/03/22	74,656
126,000	0.550	11/03/22	125,422
100,000	0.663	11/03/22	99,542
100,000	0.708	11/03/22	99,542
750,000	0.743	11/03/22	746,562
566,000	0.744	11/03/22	563,406
525,000	0.750	11/03/22	522,594
225,000	0.759	11/03/22	223,969
9,723,300	0.987	11/03/22	9,678,732
90,000	1.325	11/03/22	89,587
420,000	1.332	11/03/22	418,075
690,000	1.356	11/03/22	686,837
120,000	1.361	11/03/22	119,450
150,000	1.362	11/03/22	149,312
390,000	1.378	11/03/22	388,212
240,000	1.402	11/03/22	238,900
1,124,000	1.414	11/03/22	1,118,848
101,675,100	1.428	11/03/22	101,209,055
252,000	1.433	11/03/22	250,845
740,000	1.479	11/03/22	736,608
1,702,000	1.498	11/03/22	1,694,199
296,000	1.525	11/03/22	294,643
888,000	1.710	11/03/22	883,930
3,621,000	2.018	11/03/22	3,604,402
6,414,800	2.038	11/03/22	6,385,397
6,004,000	2.052	11/03/22	5,976,480
228,000	2.072	11/03/22	226,955
1,110,000	2.074	11/03/22	1,104,912
912,000	2.089	11/03/22	907,820
888,000	2.099	11/03/22	883,930
1,672,000	2.108	11/03/22	1,664,336
1,748,000	2.139	11/03/22	1,739,988
684,000	2.220	11/03/22	680,865
1,140,000	2.227	11/03/22	1,134,775
5,313,000	2.479	11/03/22	5,288,647
308,000	2.502	11/03/22	306,588
308,000	2.503	11/03/22	306,588
2,432,000	2.516	11/03/22	2,420,852
3,542,000	2.527	11/03/22	3,525,765
1,386,000	2.528	11/03/22	1,379,647
7,161,000	2.544	11/03/22	7,128,176
231,000	2.546	11/03/22	229,941
1,456,000	2.548	11/03/22	1,449,326
1,925,000	2.559	11/03/22	1,916,176
770,000	2.589	11/03/22	766,471
770,000	2.613	11/03/22	766,471
178,290,600	2.628	11/03/22	177,473,375
5,194,000	2.644	11/03/22	5,170,192
7,672,000	2.668	11/03/22	7,636,834
6,784,000	2.674	11/03/22	6,752,904
2,014,000	2.716	11/03/22	2,004,768
3,854,000	2.471	12/22/22	3,818,081

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$564,000	2.485%	12/22/22	$558,744
111,980,200	2.496	12/22/22	110,936,557
1,034,000	2.533	12/22/22	1,024,363
1,081,000	2.553	12/22/22	1,070,925
705,000	2.620	12/22/22	698,429
423,000	2.636	12/22/22	419,058
846,000	2.765	12/22/22	838,115
1,645,000	2.772	12/22/22	1,629,669
1,598,000	2.786	12/22/22	1,583,107
2,162,000	2.794	12/22/22	2,141,850
1,081,000	2.807	12/22/22	1,070,925
1,504,000	2.827	12/22/22	1,489,983
188,000	2.852	12/22/22	186,248
188,000	2.872	12/22/22	186,248
3,854,000	2.874	12/22/22	3,818,081
517,000	2.881	12/22/22	512,182
141,000	2.886	12/22/22	139,686
564,000	2.893	12/22/22	558,744
470,000	2.950	12/22/22	465,620
846,000	2.954	12/22/22	838,115
120,569,500	2.973	12/22/22	119,445,805
1,175,000	2.994	12/22/22	1,164,049
470,000	3.001	12/22/22	465,620
3,234,000	3.004	12/22/22	3,203,859
1,254,000	3.051	12/22/22	1,242,313
4,224,000	3.060	12/22/22	4,184,633
4,928,000	3.066	12/22/22	4,882,072
60,036,300	0.738	12/29/22	59,441,912
120,000	0.787	12/29/22	118,812
1,033,000	0.895	12/29/22	1,022,773
900,000	0.909	12/29/22	891,090
360,000	1.425	12/29/22	356,436
420,000	1.449	12/29/22	415,842
90,000	1.470	12/29/22	89,109
690,000	1.479	12/29/22	683,169
120,000	1.480	12/29/22	118,812
210,000	1.494	12/29/22	207,921
210,000	1.499	12/29/22	207,921
210,000	1.509	12/29/22	207,921
82,000	1.516	12/29/22	81,188
270,000	1.526	12/29/22	267,327
300,000	1.537	12/29/22	297,030
150,000	1.551	12/29/22	148,515
390,000	1.556	12/29/22	386,139
240,000	1.572	12/29/22	237,624
252,000	1.592	12/29/22	249,505
1,770,000	1.608	12/29/22	1,752,476
300,000	1.684	12/29/22	297,030
690,000	1.761	12/29/22	683,169
120,000	1.776	12/29/22	118,812
360,000	1.999	12/29/22	356,436
690,000	2.283	12/29/22	683,169
840,000	2.284	12/29/22	831,684
940,000	2.290	12/29/22	930,694
2,670,000	2.326	12/29/22	2,643,566
2,370,000	2.509	12/29/22	2,346,536

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
90,000	2.513	12/29/22	89,109
360,000	2.528	12/29/22	356,436
660,000	2.556	12/29/22	653,466
1,050,000	2.805	12/29/22	1,039,604
1,380,000	2.831	12/29/22	1,366,337
1,020,000	2.846	12/29/22	1,009,901
2,460,000	2.874	12/29/22	2,435,645
120,000	2.883	12/29/22	118,812
330,000	2.897	12/29/22	326,733
120,000	2.906	12/29/22	118,812
90,000	2.908	12/29/22	89,109
360,000	2.916	12/29/22	356,436
300,000	2.975	12/29/22	297,030
540,000	2.986	12/29/22	534,654
750,000	2.991	12/29/22	742,575
300,000	3.011	12/29/22	297,030
2,058,000	3.016	12/29/22	2,037,625
3,486,000	3.053	12/29/22	3,451,487
1,680,000	3.067	12/29/22	1,663,367
119,901,200	3.012	01/05/23	118,648,377
2,240,000	3.059	01/05/23	2,216,595
186,244,500	3.062	01/19/23	184,054,289
3,528,000	3.102	01/19/23	3,486,511
116,906,000	3.213	02/23/23	115,078,967
115,726,500	3.286	02/23/23	113,917,901
1,026,000	3.291	02/23/23	1,009,965
4,424,000	3.311	02/23/23	4,354,861
1,064,000	3.312	02/23/23	1,047,372
7,104,000	3.322	02/23/23	6,992,977
120,539,000	2.822	03/23/23	118,568,318
2,240,000	2.988	03/23/23	2,203,378
128,000	1.889	04/20/23	125,457
132,000	1.897	04/20/23	129,377
48,000	1.904	04/20/23	47,046
224,000	1.911	04/20/23	219,549
103,671,100	1.929	04/20/23	101,611,240
64,000	1.936	04/20/23	62,728
368,000	1.937	04/20/23	360,688
80,000	1.973	04/20/23	78,410
208,000	1.994	04/20/23	203,867
112,000	2.010	04/20/23	109,775
112,000	2.025	04/20/23	109,775
112,000	2.032	04/20/23	109,775
610,000	2.034	04/20/23	597,880
32,067,000	2.058	04/20/23	31,429,855
944,000	2.067	04/20/23	925,243
1,403,000	2.127	04/20/23	1,375,123
244,000	2.163	04/20/23	239,152
732,000	2.459	04/20/23	717,456
4,819,000	2.615	04/20/23	4,723,250
5,429,000	2.668	04/20/23	5,321,130
1,525,000	2.680	04/20/23	1,494,699
183,000	2.683	04/20/23	179,364
732,000	2.692	04/20/23	717,456
915,000	2.705	04/20/23	896,820
732,000	2.710	04/20/23	717,456

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$737,000	2.720%	04/20/23	$722,356
1,342,000	2.750	04/20/23	1,315,336
1,403,000	2.794	04/20/23	1,375,123
2,100,000	2.921	04/20/23	2,058,275
2,760,000	2.983	04/20/23	2,705,161
2,040,000	2.993	04/20/23	1,999,467
240,000	3.025	04/20/23	235,231
720,000	3.032	04/20/23	705,694
4,920,000	3.039	04/20/23	4,822,244
240,000	3.048	04/20/23	235,231
1,500,000	3.077	04/20/23	1,470,196
600,000	3.092	04/20/23	588,078
1,080,000	3.103	04/20/23	1,058,541
600,000	3.104	04/20/23	588,078
660,000	3.114	04/20/23	646,886
4,165,000	3.141	04/20/23	4,082,245
180,000	3.161	04/20/23	176,424
1,615,000	3.193	04/20/23	1,582,911
3,416,000	3.203	04/20/23	3,348,127
5,440,000	3.223	04/20/23	5,331,912
18,664,000	2.043	05/18/23	18,248,361
184,000	2.199	05/18/23	179,902
32,000	2.246	05/18/23	31,287
96,000	2.533	05/18/23	93,862
632,000	2.623	05/18/23	617,926
24,000	2.662	05/18/23	23,465
96,000	2.671	05/18/23	93,862
890,000	2.697	05/18/23	870,180
150,000	2.699	05/18/23	146,660
250,000	2.706	05/18/23	244,433
176,000	2.713	05/18/23	172,081
120,000	2.764	05/18/23	117,328
184,000	2.776	05/18/23	179,902
280,000	2.927	05/18/23	273,764
368,000	3.025	05/18/23	359,805
272,000	3.028	05/18/23	265,943
40,000	3.076	05/18/23	39,109
656,000	3.078	05/18/23	641,391
120,000	3.084	05/18/23	117,328
40,000	3.113	05/18/23	39,109
280,000	3.137	05/18/23	273,764
786,000	3.147	05/18/23	768,496
250,000	3.164	05/18/23	244,433
266,000	3.191	05/18/23	260,076
560,000	3.210	05/18/23	547,529
896,000	3.221	05/18/23	876,046
137,392,200	3.340	07/13/23	133,401,648
2,576,000	3.466	07/13/23	2,501,180
53,590,400	3.442	08/10/23	51,866,209
1,008,000	3.538	08/10/23	975,569

TOTAL U.S. TREASURY BILLS
(Cost $2,608,845,537)			$2,605,435,586

U.S. Treasury Notes – 15.5%
U.S. Treasury Notes
$78,422,200	0.207%	10/31/22	$78,325,704
396,000	0.266	10/31/22	395,513
1,144,000	0.307	10/31/22	1,142,592
308,000	0.331	10/31/22	307,621
440,000	0.357	10/31/22	439,459
1,540,000	0.425	10/31/22	1,538,105
176,000	0.429	10/31/22	175,783
440,000	0.479	10/31/22	439,459
3,432,000	0.490	10/31/22	3,427,777
1,760,000	0.492	10/31/22	1,757,834
880,000	0.525	10/31/22	878,917
204,000	0.596	10/31/22	203,749
176,000	0.778	10/31/22	175,783
2,711,000	0.833	10/31/22	2,707,664
180,000	0.861	10/31/22	179,779
540,000	1.295	10/31/22	539,336
2,520,000	1.337	10/31/22	2,516,899
132,000	1.382	10/31/22	131,838
176,000	1.419	10/31/22	175,783
1,012,000	1.427	10/31/22	1,010,755
308,000	1.429	10/31/22	307,621
616,000	1.430	10/31/22	615,242
572,000	1.431	10/31/22	571,296
495,000	1.435	10/31/22	494,391
1,466,000	1.438	10/31/22	1,464,196
220,000	1.444	10/31/22	219,729
120,000	1.447	10/31/22	119,852
308,000	1.467	10/31/22	307,621
308,000	1.474	10/31/22	307,621
176,000	1.481	10/31/22	175,783
1,012,000	1.559	10/31/22	1,010,755
176,000	1.593	10/31/22	175,783
528,000	1.747	10/31/22	527,350
88,000	2.037	10/31/22	87,892
2,684,000	2.079	10/31/22	2,680,697
1,012,000	2.082	10/31/22	1,010,755
3,916,000	2.123	10/31/22	3,911,181
1,232,000	2.128	10/31/22	1,230,484
1,100,000	2.129	10/31/22	1,098,646
3,740,000	2.172	10/31/22	3,735,398
528,000	2.181	10/31/22	527,350
132,000	2.191	10/31/22	131,838
528,000	2.192	10/31/22	527,350
968,000	2.194	10/31/22	966,809
396,000	2.225	10/31/22	395,513
1,408,000	2.226	10/31/22	1,406,267
1,012,000	2.246	10/31/22	1,010,755
396,000	2.307	10/31/22	395,513
660,000	2.363	10/31/22	659,188
484,000	2.475	10/31/22	483,404
1,540,000	2.500	10/31/22	1,538,105
284,000	2.519	10/31/22	283,651
528,000	2.580	10/31/22	527,350
176,000	2.609	10/31/22	175,783
792,000	2.683	10/31/22	791,025
440,000	2.692	10/31/22	439,459

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$2,989,000	2.725%	10/31/22	$2,985,322
440,000	2.757	10/31/22	439,459
2,520,000	2.762	10/31/22	2,516,899
1,100,000	2.769	10/31/22	1,098,646
1,159,000	2.831	10/31/22	1,157,574
3,904,000	2.856	10/31/22	3,899,196
26,880,200	0.357	12/15/22	26,784,124
150,000	0.410	12/15/22	149,464
60,000	0.455	12/15/22	59,786
525,000	0.462	12/15/22	523,124
150,000	0.539	12/15/22	149,464
600,000	0.551	12/15/22	597,855
1,170,000	0.553	12/15/22	1,165,818
300,000	0.563	12/15/22	298,928
30,000	0.667	12/15/22	29,893
54,000	0.668	12/15/22	53,807
60,000	0.833	12/15/22	59,786
936,000	0.917	12/15/22	932,655
180,000	1.405	12/15/22	179,357
840,000	1.514	12/15/22	836,998
126,000	1.523	12/15/22	125,550
120,000	1.529	12/15/22	119,571
195,000	1.532	12/15/22	194,303
345,000	1.562	12/15/22	343,767
45,000	1.565	12/15/22	44,839
315,000	1.569	12/15/22	313,874
105,000	1.586	12/15/22	104,625
60,000	1.592	12/15/22	59,786
150,000	1.614	12/15/22	149,464
385,000	1.615	12/15/22	383,624
165,000	1.616	12/15/22	164,410
345,000	1.678	12/15/22	343,767
60,000	1.797	12/15/22	59,786
180,000	1.988	12/15/22	179,357
420,000	2.324	12/15/22	418,499
30,000	2.332	12/15/22	29,893
345,000	2.340	12/15/22	343,767
1,335,000	2.348	12/15/22	1,330,228
915,000	2.352	12/15/22	911,730
375,000	2.356	12/15/22	373,660
225,000	2.399	12/15/22	224,196
1,185,000	2.401	12/15/22	1,180,765
90,000	2.406	12/15/22	89,678
330,000	2.411	12/15/22	328,821
345,000	2.416	12/15/22	343,767
45,000	2.437	12/15/22	44,839
360,000	2.442	12/15/22	358,713
135,000	2.510	12/15/22	134,517
525,000	2.562	12/15/22	523,124
275,000	2.656	12/15/22	274,017
510,000	2.658	12/15/22	508,177
60,000	2.673	12/15/22	59,786
180,000	2.674	12/15/22	179,357
60,000	2.731	12/15/22	59,786
150,000	2.735	12/15/22	149,464
270,000	2.744	12/15/22	269,035

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
375,000	2.806	12/15/22	373,660
150,000	2.823	12/15/22	149,464
1,029,000	2.850	12/15/22	1,025,322
399,000	2.861	12/15/22	397,574
1,344,000	2.873	12/15/22	1,339,196
840,000	2.885	12/15/22	836,998
5,504,000	3.068	01/15/23	5,471,427
2,449,000	2.799	05/15/23	2,394,089
93,000	2.867	05/15/23	90,915
372,000	2.875	05/15/23	363,659
73,774,200	2.898	05/15/23	72,120,044
682,000	2.903	05/15/23	666,708
713,000	2.957	05/15/23	697,013
1,050,000	2.979	05/15/23	1,026,457
279,000	3.006	05/15/23	272,744
465,000	3.020	05/15/23	454,574
1,020,000	3.062	05/15/23	997,130
992,000	3.063	05/15/23	969,757
1,380,000	3.093	05/15/23	1,349,058
2,460,000	3.142	05/15/23	2,404,842
120,000	3.155	05/15/23	117,309
120,000	3.180	05/15/23	117,309
360,000	3.184	05/15/23	351,928
540,000	3.191	05/15/23	527,892
330,000	3.225	05/15/23	322,601
90,000	3.226	05/15/23	87,982
300,000	3.227	05/15/23	293,273
300,000	3.239	05/15/23	293,273
750,000	3.273	05/15/23	733,184
2,107,000	3.275	05/15/23	2,059,757
817,000	3.308	05/15/23	798,681
2,752,000	3.366	05/15/23	2,690,295
1,736,000	3.376	05/15/23	1,697,076
1,343,000	2.816	06/15/23	1,310,186
51,000	2.871	06/15/23	49,754
204,000	2.879	06/15/23	199,016
34,375,200	2.913	06/15/23	33,535,290
374,000	2.919	06/15/23	364,862
80,449,100	2.922	06/15/23	78,483,439
391,000	2.962	06/15/23	381,446
1,575,000	2.996	06/15/23	1,536,517
544,000	3.085	06/15/23	530,708
2,070,000	3.099	06/15/23	2,019,422
1,530,000	3.108	06/15/23	1,492,617
3,690,000	3.160	06/15/23	3,599,840
180,000	3.172	06/15/23	175,602
540,000	3.179	06/15/23	526,806
180,000	3.199	06/15/23	175,602
495,000	3.238	06/15/23	482,905
810,000	3.242	06/15/23	790,209
450,000	3.244	06/15/23	439,005
450,000	3.247	06/15/23	439,005
1,125,000	3.275	06/15/23	1,097,512
3,087,000	3.327	06/15/23	3,011,573
1,197,000	3.358	06/15/23	1,167,753
4,032,000	3.395	06/15/23	3,933,484

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$2,520,000	3.424%	06/15/23	$2,458,427
51,001,000	2.924	07/15/23	49,532,729
216,000	3.230	07/15/23	209,782
324,000	3.286	07/15/23	314,672
180,000	3.299	07/15/23	174,818
180,000	3.323	07/15/23	174,818
450,000	3.334	07/15/23	437,045
1,225,000	3.372	07/15/23	1,189,733
475,000	3.403	07/15/23	461,325
1,600,000	3.430	07/15/23	1,553,937
1,008,000	3.516	07/15/23	978,981

TOTAL U.S. TREASURY NOTES
(Cost $479,808,086)			$478,142,711

TOTAL INVESTMENTS – 99.9%
(Cost $3,088,653,623)			$3,083,578,297

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			3,483,179

NET ASSETS – 100.0%			$3,087,061,476

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate		Maturity Date		Value

U.S. Treasury Notes – 32.7%
U.S. Treasury Notes
$15,000,000	0.250%		05/15/24		$14,205,500
10,852,000	2.500		01/31/25		10,604,278
16,103,000	2.000		02/15/25		15,544,209
55,285,000	2.000		11/15/26		52,202,883
21,602,000	2.750		02/15/28		20,935,558
19,079,000	2.875		08/15/28		18,577,245
2,008,000	2.375		05/15/29		1,893,771
8,500,000	1.625		08/15/29		7,648,582

TOTAL U.S. TREASURY NOTES
(Cost $149,151,370)					$141,612,026

Mortgage-Backed Securities – 26.7%
Federal Home Loan Mortgage Corporation
$328,360	4.500%		07/01/48		$326,785
2,951,266	2.500		05/01/51		2,654,212
216,668	4.500		05/01/52		215,645
Federal National Mortgage Association
1,000,000	1.750		07/02/24		968,971
3,400,000	1.500		TBA-15yr	(a)	3,046,187
5,600,000	2.000		TBA-15yr	(a)	5,159,000
2,000,000	2.500		TBA-15yr	(a)	1,891,094
2,000,000	3.000		TBA-15yr	(a)	1,936,562
2,861,517	3.500		07/01/45		2,774,037
76,441	4.500		06/01/48		77,026
426,287	4.500		07/01/48		429,544
29,168	5.000		12/01/48		29,446
53,213	4.500		01/01/49		53,514
45,458	4.500		08/01/49		45,221
743,540	4.500		08/01/49		739,660
198,191	5.000		12/01/49		201,586
32,543	4.500		01/01/50		32,373
136,916	4.500		03/01/50		137,016
111,026	5.000		04/01/50		115,322
31,400,000	2.000		TBA-30yr	(a)	27,016,265
82,610	4.500		10/01/50		83,062
60,056	4.500		10/01/50		59,743
3,900,000	1.500		TBA-30yr	(a)	3,184,289
19,000,000	2.500		TBA-30yr	(a)	16,967,891
11,200,000	3.000		TBA-30yr	(a)	10,366,125
5,200,000	3.500		TBA-30yr	(a)	4,957,062
6,000,000	4.000		TBA-30yr	(a)	5,856,094
1,000,000	4.500		TBA-30yr	(a)	994,219
400,000	5.000		TBA-30yr	(a)	403,656
Government National Mortgage Association
62,340	5.000		12/20/48		63,881
34,390	5.000		05/20/49		35,241
328,203	3.000		09/20/49		308,943
121,965	4.500		03/20/50		124,294
67,295	5.000		05/20/50		69,574
256,391	4.000		09/20/50		253,473
847,256	3.000		07/20/51		798,885
3,000,000	2.000		TBA-30yr	(a)	2,647,266
7,000,000	2.500		TBA-30yr	(a)	6,376,016
4,300,000	3.000		TBA-30yr	(a)	4,033,265

Mortgage-Backed Securities – (continued)
Government National Mortgage Association – (continued)
4,000,000	3.500		TBA-30yr	(a)	3,857,187
1,900,000	4.000		TBA-30yr	(a)	1,872,391
1,400,000	4.500		TBA-30yr	(a)	1,400,875
3,789,788	2.000		09/20/51		3,347,007

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $119,559,116)					$115,909,905

Corporate Obligations – 20.4%
Aerospace & Defense – 0.4%
Boeing Co. (The)
$600,000	5.150%		05/01/30		$591,406
General Dynamics Corp.
90,000	3.375		05/15/23		89,724
215,000	3.625		04/01/30		207,070
Hexcel Corp.
40,000	4.200		02/15/27		38,457
Northrop Grumman Corp.
100,000	7.875		03/01/26		111,082
40,000	4.030		10/15/47		35,130
Raytheon Technologies Corp.
200,000	3.950		08/16/25		199,620
100,000	2.375		03/15/32		83,973
30,000	4.450		11/16/38		28,457
60,000	4.875		10/15/40		59,151
400,000	2.820		09/01/51		282,207
Textron, Inc.
80,000	3.000		06/01/30		69,501

					1,795,778

Banks – 4.1%
American Express Co.
80,000	3.625		12/05/24		79,595
Bank of America Corp.
(SOFR + 0.690%)
425,000	0.976	(b)	04/22/25		400,281
(SOFR + 0.960%)
300,000	1.734	(b)	07/22/27		266,130
(3M USD LIBOR + 1.040%)
200,000	3.419	(b)	12/20/28		185,527
(SOFR + 2.150%)
180,000	2.592	(b)	04/29/31		151,992
(US 5 Year CMT T-Note + 1.200%)
200,000	2.482	(b)	09/21/36		155,160
(3M USD LIBOR + 1.814%)
300,000	4.244	(b)	04/24/38		273,041
100,000	7.750		05/14/38		123,731
Bank of America Corp., Series L
125,000	4.183		11/25/27		122,024
73,000	4.750		04/21/45		66,656
Bank of America Corp., MTN
40,000	4.125		01/22/24		40,143
(SOFR + 0.410%)
500,000	0.523	(b)	06/14/24		483,274

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
(3M USD LIBOR + 1.060%)
$80,000	3.559	% (b)	04/23/27	$76,594
75,000	3.248		10/21/27	70,891
(3M USD LIBOR + 1.210%)
300,000	3.974	(b)	02/07/30	281,691
(3M USD LIBOR + 0.990%)
200,000	2.496	(b)	02/13/31	167,647
(SOFR + 1.530%)
40,000	1.898	(b)	07/23/31	31,770
(SOFR + 1.930%)
300,000	2.676	(b)	06/19/41	216,567
(3M USD LIBOR + 3.150%)
300,000	4.083	(b)	03/20/51	258,572
(SOFR + 1.880%)
60,000	2.831	(b)	10/24/51	41,051
Bank of America Corp.(b), Series N
(SOFR + 1.650%)
100,000	3.483		03/13/52	78,019
Bank of New York Mellon Corp. (The), MTN
300,000	2.800		05/04/26	290,548
200,000	1.650		01/28/31	161,914
850,000	1.800		07/28/31	688,017
Charles Schwab Corp. (The)
300,000	0.900		03/11/26	270,708
Citigroup, Inc.
(SOFR + 1.372%)
800,000	4.140	(b)	05/24/25	793,310
(SOFR + 1.887%)
300,000	4.658	(b)	05/24/28	296,862
(SOFR + 2.086%)
700,000	4.910	(b)	05/24/33	688,361
Comerica, Inc.
300,000	3.700		07/31/23	299,324
25,000	4.000		02/01/29	24,170
Fifth Third Bancorp
25,000	4.300		01/16/24	25,048
40,000	8.250		03/01/38	51,627
Huntington National Bank (The)
390,000	3.550		10/06/23	388,416
JPMorgan Chase & Co.
40,000	3.875		02/01/24	40,070
(3M USD LIBOR + 0.730%)
80,000	3.559	(b)	04/23/24	79,595
(SOFR + 1.455%)
50,000	1.514	(b)	06/01/24	48,944
(SOFR + 0.540%)
300,000	0.824	(b)	06/01/25	280,884
(3M U.S. T-Bill MMY + 1.585%)
165,000	2.005	(b)	03/13/26	154,624
40,000	7.625		10/15/26	44,887
(SOFR + 0.800%)
100,000	1.045	(b)	11/19/26	89,077
300,000	8.000		04/29/27	344,852
80,000	4.250		10/01/27	79,265
(3M USD LIBOR + 1.337%)
400,000	3.782	(b)	02/01/28	384,075

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(3M USD LIBOR + 1.380%)
50,000	3.540	(b)	05/01/28	47,085
(3M USD LIBOR + 1.330%)
40,000	4.452	(b)	12/05/29	38,759
(SOFR + 1.510%)
90,000	2.739	(b)	10/15/30	78,192
(SOFR + 3.790%)
360,000	4.493	(b)	03/24/31	349,668
(3M U.S. T-Bill MMY + 1.105%)
25,000	1.764	(b)	11/19/31	19,739
(SOFR + 1.180%)
300,000	2.545	(b)	11/08/32	247,901
(3M USD LIBOR + 1.360%)
152,000	3.882	(b)	07/24/38	133,573
15,000	5.400		01/06/42	15,368
40,000	4.850		02/01/44	39,523
(3M USD LIBOR + 1.380%)
40,000	3.964	(b)	11/15/48	33,736
(SOFR + 2.440%)
660,000	3.109	(b)	04/22/51	478,706
(SOFR + 1.580%)
300,000	3.328	(b)	04/22/52	228,485
KeyCorp, MTN
120,000	4.100		04/30/28	116,760
80,000	2.550		10/01/29	68,549
Manufacturers & Traders Trust Co.
280,000	3.400		08/17/27	263,258
Morgan Stanley
(SOFR + 0.525%)
40,000	0.790	(b)	05/30/25	37,328
(SOFR + 1.360%)
100,000	2.484	(b)	09/16/36	77,114
(SOFR + 1.485%)
300,000	3.217	(b)	04/22/42	234,721
80,000	4.300		01/27/45	71,875
75,000	4.375		01/22/47	69,035
Morgan Stanley, GMTN
340,000	3.700		10/23/24	337,244
120,000	4.350		09/08/26	118,463
(SOFR + 1.143%)
250,000	2.699	(b)	01/22/31	216,496
(SOFR + 1.178%)
200,000	2.239	(b)	07/21/32	161,532
Morgan Stanley, MTN
100,000	6.250		08/09/26	106,729
(SOFR + 1.430%)
300,000	2.802	(b)	01/25/52	205,250
Northern Trust Corp.
315,000	3.950		10/30/25	313,810
56,000	3.650		08/03/28	54,379
150,000	3.150		05/03/29	140,329
PNC Bank NA
300,000	2.700		10/22/29	261,156
PNC Financial Services Group, Inc. (The)
80,000	3.900		04/29/24	80,089
400,000	2.600		07/23/26	377,321
290,000	3.450		04/23/29	274,705

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
State Street Corp.
(SOFR + 0.560%)
$40,000	1.684	% (b)	11/18/27	$36,157
(3M USD LIBOR + 1.030%)
50,000	4.141	(b)	12/03/29	48,763
100,000	2.200		03/03/31	83,319
(SOFR + 1.490%)
40,000	3.031	(b)	11/01/34	35,044
Truist Bank
40,000	3.200		04/01/24	39,643
Truist Financial Corp., MTN
80,000	3.875		03/19/29	75,966
US Bancorp
15,000	2.400		07/30/24	14,646
US Bancorp, MTN
80,000	3.900		04/26/28	78,713
80,000	3.000		07/30/29	72,499
40,000	1.375		07/22/30	32,044
US Bancorp, Series V
300,000	2.375		07/22/26	282,558
US Bancorp, Series X
150,000	3.150		04/27/27	144,807
US Bank NA
300,000	2.050		01/21/25	287,724
Wells Fargo & Co.
(SOFR + 2.000%)
300,000	2.188	(b)	04/30/26	280,485
400,000	3.000		10/23/26	378,682
(SOFR + 2.530%)
150,000	3.068	(b)	04/30/41	115,735
128,000	5.606		01/15/44	130,660
60,000	3.900		05/01/45	50,999
Wells Fargo & Co., MTN
(3M USD LIBOR + 1.310%)
50,000	3.584	(b)	05/22/28	47,145
25,000	4.150		01/24/29	24,277
(SOFR + 1.262%)
400,000	2.572	(b)	02/11/31	340,970
(SOFR + 4.032%)
340,000	4.478	(b)	04/04/31	327,121
Wells Fargo Bank NA
300,000	6.600		01/15/38	345,311

				17,665,080

Basic Industry – 0.4%
CF Industries, Inc.
290,000	5.150		03/15/34	281,540
100,000	5.375		03/15/44	94,041
Dow Chemical Co. (The)
60,000	3.600		11/15/50	46,056
FMC Corp.
350,000	4.500		10/01/49	295,374
Georgia-Pacific LLC
10,000	8.000		01/15/24	10,545
Huntsman International LLC
70,000	4.500		05/01/29	64,858

Corporate Obligations – (continued)
Basic Industry – (continued)
Linde, Inc.
100,000	1.100		08/10/30	80,135
LYB International Finance III LLC
40,000	2.250		10/01/30	32,767
180,000	3.625		04/01/51	132,838
Mosaic Co. (The)
80,000	4.875		11/15/41	71,402
Sherwin-Williams Co. (The)
200,000	3.450		06/01/27	191,393
Westlake Corp.
40,000	3.600		08/15/26	38,845
250,000	5.000		08/15/46	233,178

				1,572,972

Broadcasting – 0.0%
Fox Corp.
40,000	4.030		01/25/24	39,886
40,000	4.709		01/25/29	39,638
40,000	5.576		01/25/49	38,915

				118,439

Brokerage – 0.3%
Affiliated Managers Group, Inc.
130,000	3.300		06/15/30	114,617
CME Group, Inc.
125,000	3.000		03/15/25	123,128
Intercontinental Exchange, Inc.
200,000	2.100		06/15/30	168,933
530,000	4.600		03/15/33	526,132
Jefferies Group LLC
200,000	6.250		01/15/36	201,707
20,000	6.500		01/20/43	20,465
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
40,000	4.850		01/15/27	39,803
40,000	4.150		01/23/30	35,919
Morgan Stanley Domestic Holdings, Inc.
80,000	4.500		06/20/28	78,994

				1,309,698

Capital Goods – 0.6%
Caterpillar Financial Services Corp., MTN
400,000	3.400		05/13/25	394,758
Caterpillar, Inc.
50,000	3.803		08/15/42	45,454
CNH Industrial Capital LLC
50,000	1.450		07/15/26	44,400
Cummins, Inc.
450,000	2.600		09/01/50	313,494
Deere & Co.
25,000	3.900		06/09/42	23,419
40,000	2.875		09/07/49	31,457
25,000	3.750		04/15/50	22,899
Emerson Electric Co.
60,000	1.950		10/15/30	50,945
15,000	6.000		08/15/32	16,880
Fortive Corp.
15,000	4.300		06/15/46	13,295

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Honeywell International, Inc.
$100,000	2.700%	08/15/29	$91,735
188,000	1.950	06/01/30	161,901
Illinois Tool Works, Inc.
115,000	3.900	09/01/42	101,833
John Deere Capital Corp., MTN
50,000	2.800	07/18/29	46,344
80,000	2.450	01/09/30	70,837
Leggett & Platt, Inc.
80,000	4.400	03/15/29	77,545
100,000	3.500	11/15/51	77,377
Otis Worldwide Corp.
60,000	2.293	04/05/27	54,800
Republic Services, Inc.
22,000	4.750	05/15/23	22,035
Trane Technologies Luxembourg Finance SA
50,000	3.800	03/21/29	47,150
Waste Management, Inc.
50,000	0.750	11/15/25	45,358
50,000	2.500	11/15/50	33,986
Westinghouse Air Brake Technologies Corp.
110,000	4.400	03/15/24	109,373
133,000	3.450	11/15/26	124,314
415,000	4.950	09/15/28	403,220
WW Grainger, Inc.
100,000	1.850	02/15/25	95,185
60,000	4.600	06/15/45	57,849
100,000	3.750	05/15/46	86,210
Xylem, Inc.
15,000	3.250	11/01/26	14,365

			2,678,418

Communications – 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
190,000	4.908	07/23/25	189,616
140,000	3.750	02/15/28	129,367
82,000	4.200	03/15/28	77,308
90,000	5.050	03/30/29	86,514
40,000	2.800	04/01/31	32,358
130,000	6.384	10/23/35	129,442
300,000	5.375	04/01/38	264,718
40,000	6.484	10/23/45	38,479
60,000	5.750	04/01/48	53,540
40,000	5.125	07/01/49	32,446
40,000	6.834	10/23/55	40,247
60,000	4.400	12/01/61	42,788
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
60,000	4.500	02/01/24	60,044
Comcast Corp.
40,000	3.150	03/01/26	38,920
325,000	3.300	04/01/27	313,730
50,000	3.150	02/15/28	47,464
232,000	2.650	02/01/30	205,471
80,000	4.400	08/15/35	77,376

Corporate Obligations – (continued)
Communications – (continued)
Comcast Corp. – (continued)
100,000	6.500	11/15/35	115,083
60,000	4.000	08/15/47	51,937
25,000	3.969	11/01/47	21,500
375,000	4.000	03/01/48	323,803
40,000	3.999	11/01/49	34,492
80,000	2.800	01/15/51	55,626
15,000	2.450	08/15/52	9,830
160,000	2.987	11/01/63	107,546
NBCUniversal Media LLC
50,000	6.400	04/30/40	57,946
270,000	4.450	01/15/43	248,013
Omnicom Group, Inc.
550,000	2.450	04/30/30	464,787
80,000	4.200	06/01/30	76,492
Paramount Global
250,000	4.750	05/15/25	252,101
80,000	4.000	01/15/26	78,853
150,000	7.875	07/30/30	169,600
100,000	4.950	01/15/31	95,337
11,000	6.875	04/30/36	11,426
150,000	4.850	07/01/42	122,629
15,000	4.900	08/15/44	12,040
Time Warner Cable LLC
115,000	6.750	06/15/39	112,977
15,000	5.875	11/15/40	13,546
15,000	5.500	09/01/41	13,079
Time Warner Entertainment Co. LP
115,000	8.375	07/15/33	132,265
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	14,249
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	13,705
Walt Disney Co. (The)
400,000	1.750	08/30/24	384,256
80,000	2.000	09/01/29	69,143
80,000	3.800	03/22/30	77,147
90,000	3.500	05/13/40	77,055
15,000	4.750	09/15/44	14,816
50,000	3.600	01/13/51	41,878

			5,132,985

Consumer Cyclical – 1.3%
Amazon.com, Inc.
25,000	0.250	05/12/23	24,440
40,000	0.400	06/03/23	39,021
40,000	3.800	12/05/24	40,159
250,000	3.150	08/22/27	241,514
100,000	2.100	05/12/31	85,639
80,000	4.050	08/22/47	74,264
15,000	2.500	06/03/50	10,482
75,000	4.250	08/22/57	70,942
50,000	2.700	06/03/60	33,787
Costco Wholesale Corp.
40,000	3.000	05/18/27	38,869

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
DR Horton, Inc.
$80,000	2.500%	10/15/24	$77,123
90,000	2.600	10/15/25	84,611
100,000	1.400	10/15/27	83,864
Home Depot, Inc. (The)
250,000	2.800	09/14/27	237,494
237,000	3.125	12/15/49	183,335
Kohl’s Corp.
240,000	3.375	05/01/31	173,106
Las Vegas Sands Corp.
500,000	3.900	08/08/29	425,725
Lowe’s Cos., Inc.
250,000	4.500	04/15/30	247,130
200,000	2.800	09/15/41	144,715
100,000	4.050	05/03/47	83,713
Marriott International, Inc., Series EE
50,000	5.750	05/01/25	51,541
Mastercard, Inc.
60,000	2.000	03/03/25	57,566
15,000	3.300	03/26/27	14,697
100,000	3.950	02/26/48	92,314
50,000	3.850	03/26/50	45,742
McDonald’s Corp., MTN
200,000	3.500	07/01/27	194,874
45,000	4.700	12/09/35	44,778
60,000	4.450	09/01/48	55,890
MDC Holdings, Inc.
500,000	2.500	01/15/31	356,562
40,000	6.000	01/15/43	32,925
NIKE, Inc.
100,000	2.250	05/01/23	98,976
20,000	3.375	03/27/50	16,709
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30	77,176
PulteGroup, Inc.
300,000	6.375	05/15/33	305,464
Starbucks Corp.
250,000	3.800	08/15/25	248,790
30,000	3.750	12/01/47	24,446
Tapestry, Inc.
33,000	4.125	07/15/27	31,746
Toyota Motor Credit Corp.
100,000	0.625	09/13/24	93,956
40,000	3.650	01/08/29	38,717
Toyota Motor Credit Corp., MTN
300,000	0.800	01/09/26	271,149
80,000	3.375	04/01/30	75,608
Visa, Inc.
40,000	1.900	04/15/27	36,911
150,000	0.750	08/15/27	130,134
305,000	2.750	09/15/27	290,806
40,000	4.300	12/14/45	39,082
Walmart, Inc.
105,000	2.550	04/11/23	104,257
70,000	3.400	06/26/23	69,855
100,000	3.300	04/22/24	99,424

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Walmart, Inc. – (continued)
40,000	2.850	07/08/24	39,429
200,000	2.650	09/22/51	150,899

			5,590,356

Consumer Noncyclical – 1.3%
Abbott Laboratories
60,000	3.875	09/15/25	60,117
150,000	4.750	11/30/36	158,325
100,000	6.000	04/01/39	114,405
40,000	4.750	04/15/43	40,583
AbbVie, Inc.
200,000	2.950	11/21/26	188,686
100,000	4.625	10/01/42	92,907
200,000	4.400	11/06/42	181,022
200,000	4.700	05/14/45	186,732
Agilent Technologies, Inc.
100,000	2.750	09/15/29	87,851
Altria Group, Inc.
115,000	3.400	05/06/30	99,616
40,000	4.500	05/02/43	30,537
40,000	5.375	01/31/44	35,368
75,000	3.875	09/16/46	51,828
55,000	4.450	05/06/50	40,041
Amgen, Inc.
200,000	3.625	05/22/24	199,241
200,000	2.600	08/19/26	189,358
200,000	2.200	02/21/27	184,107
200,000	4.663	06/15/51	187,687
BAT Capital Corp.
100,000	3.462	09/06/29	86,365
Bristol-Myers Squibb Co.
300,000	0.750	11/13/25	272,807
300,000	3.200	06/15/26	293,852
Centene Corp.(b)
400,000	4.250	12/15/27	380,000
Eli Lilly & Co.
15,000	3.100	05/15/27	14,573
102,000	3.375	03/15/29	98,884
Equifax, Inc.
40,000	3.250	06/01/26	37,789
100,000	2.350	09/15/31	80,524
Gilead Sciences, Inc.
500,000	2.800	10/01/50	342,357
Johnson & Johnson
76,000	0.550	09/01/25	69,502
15,000	0.950	09/01/27	13,232
90,000	2.900	01/15/28	86,599
170,000	6.950	09/01/29	204,685
40,000	1.300	09/01/30	33,692
25,000	3.625	03/03/37	23,392
40,000	2.100	09/01/40	29,155
25,000	4.500	12/05/43	24,868
35,000	3.700	03/01/46	31,447
Kroger Co. (The)
25,000	3.875	10/15/46	20,937

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Laboratory Corp of America Holdings
$15,000	4.700%	02/01/45	$13,598
Merck & Co., Inc.
100,000	3.600	09/15/42	86,682
250,000	3.700	02/10/45	216,595
Mylan, Inc.
240,000	5.400	11/29/43	195,943
150,000	5.200	04/15/48	116,450
Pfizer, Inc.
40,000	0.800	05/28/25	37,047
260,000	4.000	12/15/36	248,742
10,000	4.100	09/15/38	9,636
40,000	2.700	05/28/50	30,128
Philip Morris International, Inc.
40,000	3.250	11/10/24	39,394
15,000	4.375	11/15/41	12,323
15,000	4.875	11/15/43	13,049
10,000	4.250	11/10/44	7,870
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46	59,813
Viatris, Inc.
15,000	4.000	06/22/50	9,736
Walgreens Boots Alliance, Inc.
40,000	4.800	11/18/44	35,296
15,000	4.650	06/01/46	13,073
Wyeth LLC
10,000	6.500	02/01/34	11,791

			5,430,237

Consumer Products – 0.3%
Clorox Co. (The)
810,000	4.600	05/01/32	799,829
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	36,832
15,000	3.700	08/01/47	13,345
GSK Consumer Healthcare Capital US LLC(c)
250,000	4.000	03/24/52	205,326
Procter & Gamble Co. (The)
40,000	0.550	10/29/25	36,341
40,000	1.000	04/23/26	36,578
300,000	2.450	11/03/26	287,293
15,000	2.850	08/11/27	14,390

			1,429,934

Distributors – 0.0%
PACCAR Financial Corp., MTN
76,000	2.650	04/06/23	75,609

Electric – 2.2%
AEP Texas, Inc., Series G
100,000	4.150	05/01/49	84,456
AEP Transmission Co. LLC
100,000	3.750	12/01/47	84,233
AEP Transmission Co. LLC, Series M
110,000	3.650	04/01/50	89,349
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30	12,195

Corporate Obligations – (continued)
Electric – (continued)
Alabama Power Co., Series A
100,000	4.300	07/15/48	89,653
American Electric Power Co., Inc.
300,000	2.300	03/01/30	252,775
40,000	3.250	03/01/50	28,574
American Electric Power Co., Inc., Series J
36,000	4.300	12/01/28	35,035
Black Hills Corp.
20,000	2.500	06/15/30	16,546
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29	70,587
Cleco Power LLC
15,000	6.000	12/01/40	15,457
Commonwealth Edison Co.
300,000	3.650	06/15/46	256,394
Commonwealth Edison Co., Series 123
40,000	3.750	08/15/47	34,888
Consolidated Edison Co. of New York, Inc.
170,000	3.850	06/15/46	141,765
40,000	4.625	12/01/54	38,112
100,000	4.500	05/15/58	89,214
Consolidated Edison Co. of New York, Inc., Series 08-B
10,000	6.750	04/01/38	11,453
Consolidated Edison Co. of New York, Inc., Series 12-A
40,000	4.200	03/15/42	35,615
Consolidated Edison Co. of New York, Inc., Series A
15,000	4.125	05/15/49	13,065
Constellation Energy Generation LLC
220,000	6.250	10/01/39	233,116
Dominion Energy, Inc.
80,000	4.250	06/01/28	78,673
Dominion Energy, Inc., Series C
300,000	3.375	04/01/30	274,300
DTE Electric Co.
15,000	3.700	03/15/45	12,783
DTE Electric Co., Series A
40,000	4.000	04/01/43	35,613
DTE Energy Co.(d), Series C
60,000	2.529	10/01/24	57,639
Duke Energy Carolinas LLC
350,000	3.700	12/01/47	294,217
50,000	3.950	03/15/48	43,734
Duke Energy Corp.
300,000	3.750	09/01/46	237,318
Duke Energy Florida LLC
25,000	3.400	10/01/46	19,828
Duke Energy Indiana LLC
50,000	6.350	08/15/38	55,730
40,000	6.450	04/01/39	44,993
Duke Energy Progress LLC
100,000	3.450	03/15/29	94,761
15,000	4.100	05/15/42	13,410
Edison International
485,000	5.750	06/15/27	490,976
Entergy Corp.
50,000	2.800	06/15/30	42,807

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Entergy Louisiana LLC
$250,000	0.950%	10/01/24	$234,894
230,000	4.200	04/01/50	203,625
Entergy Texas, Inc.
100,000	1.750	03/15/31	80,205
Evergy Kansas Central, Inc.
40,000	4.250	12/01/45	35,659
Evergy Metro, Inc.
200,000	4.200	03/15/48	177,667
Evergy Metro, Inc., Series 2019
15,000	4.125	04/01/49	13,085
Eversource Energy
60,000	3.450	01/15/50	47,057
Exelon Corp.
100,000	4.450	04/15/46	89,625
Florida Power & Light Co.
15,000	3.125	12/01/25	14,704
80,000	4.950	06/01/35	82,770
300,000	5.690	03/01/40	326,965
15,000	4.125	02/01/42	13,985
140,000	4.050	10/01/44	127,073
Georgia Power Co., Series B
400,000	2.650	09/15/29	349,648
15,000	3.700	01/30/50	11,868
Interstate Power and Light Co.
200,000	2.300	06/01/30	168,687
40,000	3.500	09/30/49	31,321
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30	34,968
100,000	2.750	04/15/32	87,459
300,000	4.023	11/01/32	287,838
NiSource, Inc.
100,000	1.700	02/15/31	78,382
Northern States Power Co.
200,000	4.500	06/01/52	194,752
NSTAR Electric Co.
15,000	3.200	05/15/27	14,480
100,000	3.950	04/01/30	97,580
Ohio Power Co., Series D
15,000	6.600	03/01/33	17,116
Pacific Gas and Electric Co.
100,000	3.450	07/01/25	95,363
200,000	2.100	08/01/27	169,249
210,000	4.300	03/15/45	154,772
150,000	4.000	12/01/46	105,493
PPL Capital Funding, Inc.
25,000	5.000	03/15/44	22,791
Public Service Electric and Gas Co., MTN
100,000	1.900	08/15/31	83,065
300,000	3.800	03/01/46	259,607
100,000	3.000	03/01/51	75,282
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31	33,344
Puget Sound Energy, Inc.
205,000	4.223	06/15/48	182,578
Sempra Energy
400,000	3.800	02/01/38	344,702
100,000	4.000	02/01/48	83,919

Corporate Obligations – (continued)
Electric – (continued)
Southern California Edison Co.
40,000	2.850	08/01/29	35,266
Southern Co. (The)
110,000	5.113	08/01/27	110,287
250,000	4.400	07/01/46	221,181
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46	11,991
100,000	4.400	05/30/47	86,953
Southwestern Electric Power Co., Series L
100,000	3.850	02/01/48	79,784
Tucson Electric Power Co.
300,000	4.850	12/01/48	290,965
Union Electric Co.
100,000	3.500	03/15/29	95,716
Virginia Electric and Power Co., Series A
100,000	3.500	03/15/27	97,409
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	108,868
Virginia Electric and Power Co., Series C
100,000	4.000	11/15/46	88,312
Xcel Energy, Inc.
400,000	1.750	03/15/27	357,267

			9,444,841

Energy – 1.8%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
200,000	4.080	12/15/47	166,119
Boardwalk Pipelines LP
100,000	4.800	05/03/29	96,250
BP Capital Markets America, Inc.
300,000	4.234	11/06/28	297,925
Cheniere Corpus Christi Holdings LLC
80,000	5.875	03/31/25	81,700
40,000	5.125	06/30/27	39,950
300,000	2.742	12/31/39	231,401
Chevron Corp.
40,000	2.895	03/03/24	39,534
300,000	3.326	11/17/25	297,379
Chevron USA, Inc.
40,000	3.900	11/15/24	40,240
200,000	2.343	08/12/50	138,346
Coterra Energy, Inc.(c)
390,000	4.375	06/01/24	388,050
Devon Energy Corp.
9,000	4.500	01/15/30	8,674
Energy Transfer LP
100,000	4.250	04/01/24	99,375
140,000	3.750	05/15/30	126,815
75,000	6.125	12/15/45	72,844
225,000	5.300	04/15/47	197,512
55,000	6.250	04/15/49	54,279
Energy Transfer LP / Regency Energy Finance Corp.
120,000	4.500	11/01/23	120,150
Enterprise Products Operating LLC
100,000	2.800	01/31/30	88,215
160,000	4.850	08/15/42	151,375
60,000	4.200	01/31/50	50,916
15,000	3.950	01/31/60	11,689

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Enterprise Products Operating LLC, Series D
$80,000	6.875%	03/01/33	$91,044
EOG Resources, Inc.
60,000	3.900	04/01/35	55,336
Exxon Mobil Corp.
25,000	1.571	04/15/23	24,713
75,000	2.709	03/06/25	72,966
200,000	2.275	08/16/26	189,330
200,000	4.227	03/19/40	190,144
Halliburton Co.
50,000	5.000	11/15/45	45,750
Hess Corp.
120,000	4.300	04/01/27	117,619
55,000	6.000	01/15/40	56,512
75,000	5.600	02/15/41	73,313
100,000	5.800	04/01/47	100,199
Kinder Morgan Energy Partners LP
300,000	7.300	08/15/33	333,071
Kinder Morgan, Inc.
40,000	4.300	06/01/25	39,874
56,000	2.000	02/15/31	44,408
200,000	5.200	03/01/48	187,204
Magellan Midstream Partners LP
315,000	4.200	10/03/47	255,963
Marathon Oil Corp.
300,000	6.800	03/15/32	321,750
MPLX LP
100,000	4.875	12/01/24	100,845
200,000	1.750	03/01/26	181,000
500,000	2.650	08/15/30	418,125
140,000	4.700	04/15/48	120,645
100,000	5.500	02/15/49	95,825
NOV, Inc.
15,000	3.950	12/01/42	10,987
ONEOK Partners LP
15,000	6.650	10/01/36	15,171
ONEOK, Inc.
80,000	2.200	09/15/25	74,179
100,000	3.400	09/01/29	88,781
25,000	6.350	01/15/31	26,049
140,000	5.200	07/15/48	126,416
Ovintiv, Inc.
40,000	7.375	11/01/31	43,824
65,000	6.500	08/15/34	67,437
Plains All American Pipeline LP / PAA Finance Corp.
100,000	3.850	10/15/23	99,289
90,000	3.600	11/01/24	88,009
50,000	4.650	10/15/25	49,518
40,000	4.500	12/15/26	38,991
92,000	3.550	12/15/29	80,598
35,000	6.700	05/15/36	34,840
40,000	6.650	01/15/37	40,182
15,000	4.700	06/15/44	11,898
Sabine Pass Liquefaction LLC
120,000	5.750	05/15/24	121,791
110,000	5.625	03/01/25	112,131

Corporate Obligations – (continued)
Energy – (continued)
Sabine Pass Liquefaction LLC – (continued)
120,000	4.200	03/15/28	115,200
15,000	4.500	05/15/30	14,363
Schlumberger Investment SA
50,000	3.650	12/01/23	49,918
Spectra Energy Partners LP
125,000	3.375	10/15/26	119,468
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41	49,836
40,000	3.950	05/15/50	33,533
Valero Energy Corp.
200,000	3.400	09/15/26	195,406
15,000	4.900	03/15/45	13,950
Williams Cos., Inc. (The)
200,000	3.750	06/15/27	193,053
15,000	6.300	04/15/40	16,132

			7,845,324

Financial Company – 0.3%
Aircastle Ltd.
80,000	5.000	04/01/23	79,923
15,000	4.250	06/15/26	13,911
Ally Financial, Inc.
205,000	5.125	09/30/24	207,465
325,000	5.750	11/20/25	329,026
80,000	8.000	11/01/31	89,119
60,000	8.000	11/01/31	66,094
GE Capital Funding LLC
300,000	4.550	05/15/32	289,043
GE Capital International Funding Co. Unlimited
200,000	4.418	11/15/35	188,373
Lazard Group LLC
110,000	4.500	09/19/28	104,596

			1,367,550

Food and Beverage – 0.8%
Coca-Cola Co. (The)
155,000	1.750	09/06/24	149,819
650,000	3.000	03/05/51	511,113
Constellation Brands, Inc.
40,000	3.150	08/01/29	36,021
730,000	4.750	05/09/32	720,137
Hershey Co. (The)
40,000	3.375	08/15/46	33,615
100,000	3.125	11/15/49	79,438
J M Smucker Co. (The)
40,000	2.125	03/15/32	32,293
15,000	4.375	03/15/45	12,979
100,000	3.550	03/15/50	74,785
Kellogg Co.
60,000	2.650	12/01/23	59,145
100,000	4.500	04/01/46	91,333
Keurig Dr Pepper, Inc.
39,000	4.417	05/25/25	39,129
100,000	4.420	12/15/46	88,251

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Kraft Heinz Foods Co.
$159,000	3.000%		06/01/26	$150,889
40,000	3.875		05/15/27	38,648
80,000	3.750		04/01/30	74,285
22,000	5.000		07/15/35	21,464
300,000	5.200		07/15/45	283,241
110,000	4.375		06/01/46	94,365
40,000	4.875		10/01/49	36,444
Molson Coors Beverage Co.
120,000	4.200		07/15/46	99,173
PepsiCo, Inc.
300,000	0.400		10/07/23	289,482
40,000	3.500		07/17/25	39,742
146,000	2.750		03/19/30	134,111
Sysco Corp.
80,000	2.400		02/15/30	68,850
Tyson Foods, Inc.
40,000	3.550		06/02/27	38,411

				3,297,163

Hardware – 0.1%
Micron Technology, Inc.
400,000	3.366		11/01/41	286,353
Xilinx, Inc.
40,000	2.950		06/01/24	39,451

				325,804

Healthcare – 0.9%
Aetna, Inc.
40,000	4.750		03/15/44	36,640
Cigna Corp.
400,000	4.375		10/15/28	394,118
CVS Health Corp.
200,000	3.250		08/15/29	183,291
76,000	1.750		08/21/30	61,394
280,000	4.780		03/25/38	267,492
70,000	5.050		03/25/48	67,596
100,000	4.250		04/01/50	86,069
Elevance Health, Inc.
150,000	2.550		03/15/31	128,528
15,000	4.650		08/15/44	14,278
40,000	4.850		08/15/54	37,901
Evernorth Health, Inc.
120,000	4.500		02/25/26	120,595
HCA, Inc.
80,000	5.375		02/01/25	80,900
40,000	5.250		04/15/25	40,400
70,000	5.875		02/15/26	71,662
46,000	5.250		06/15/26	46,288
90,000	5.375		09/01/26	90,788
40,000	4.500		02/15/27	39,175
25,000	5.625		09/01/28	25,281
785,000	5.875		02/01/29	803,644
75,000	4.125		06/15/29	70,031
40,000	5.500		06/15/47	37,300
Humana, Inc.
100,000	2.150		02/03/32	81,198

Corporate Obligations – (continued)
Healthcare – (continued)
McKesson Corp.
200,000	3.950		02/16/28	195,096
Quest Diagnostics, Inc.
100,000	2.800		06/30/31	85,282
Stanford Health Care
100,000	3.027		08/15/51	74,902
UnitedHealth Group, Inc.
250,000	4.625		07/15/35	250,578
250,000	4.750		07/15/45	249,050
450,000	3.750		10/15/47	388,268
25,000	2.900		05/15/50	18,500

				4,046,245

Insurance – 0.6%
Aflac, Inc.
15,000	3.625		11/15/24	14,936
American International Group, Inc.
100,000	3.900		04/01/26	98,835
AON Global Ltd.
100,000	4.600		06/14/44	91,574
Arch Capital Group Ltd.
90,000	3.635		06/30/50	70,140
Arch Capital Group US, Inc.
40,000	5.144		11/01/43	38,562
Assurant, Inc.
100,000	2.650		01/15/32	78,097
AXIS Specialty Finance LLC
40,000	3.900		07/15/29	37,253
Brighthouse Financial, Inc.
40,000	5.625		05/15/30	39,572
Chubb INA Holdings, Inc.
150,000	3.350		05/03/26	146,742
100,000	1.375		09/15/30	80,335
CNO Financial Group, Inc.
200,000	5.250		05/30/29	194,500
Fidelity National Financial, Inc.
230,000	3.400		06/15/30	199,143
Hartford Financial Services Group, Inc. (The)
30,000	3.600		08/19/49	23,849
Marsh & McLennan Cos., Inc.
80,000	3.500		06/03/24	79,369
100,000	2.375		12/15/31	84,460
100,000	4.350		01/30/47	92,247
MetLife, Inc.
15,000	4.125		08/13/42	13,552
80,000	4.600		05/13/46	77,340
PartnerRe Finance B LLC
150,000	3.700		07/02/29	140,317
(US 5 Year CMT T-Note + 3.815%)
300,000	4.500	(b)	10/01/50	270,422
Prudential Financial, Inc.
40,000	3.935		12/07/49	34,896
Prudential Financial, Inc., MTN
15,000	6.625		06/21/40	17,233
15,000	4.350		02/25/50	14,033
60,000	3.700		03/13/51	49,913

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Reinsurance Group of America, Inc.
$430,000	3.900%	05/15/29	$403,205
Travelers Cos., Inc. (The)
150,000	3.750	05/15/46	129,431
Voya Financial, Inc.(b)
(3M USD LIBOR + 2.084%)
40,000	4.700	01/23/48	33,310
W R Berkley Corp.
40,000	4.750	08/01/44	37,088
Willis North America, Inc.
200,000	5.050	09/15/48	185,203

			2,775,557

Metals – 0.2%
Nucor Corp.
500,000	3.950	05/23/25	496,463
Steel Dynamics, Inc.
80,000	3.450	04/15/30	71,700
145,000	3.250	01/15/31	126,331

			694,494

Metals and Mining – 0.0%
Reliance Steel & Aluminum Co.
80,000	4.500	04/15/23	80,006

REITs and Real Estate – 0.7%
Alexandria Real Estate Equities, Inc.
100,000	3.375	08/15/31	88,954
CBRE Services, Inc.
129,000	2.500	04/01/31	104,060
Corporate Office Properties LP
490,000	2.750	04/15/31	386,001
Digital Realty Trust LP
40,000	3.700	08/15/27	38,221
Duke Realty LP
80,000	4.000	09/15/28	77,783
Equinix, Inc.
95,000	3.000	07/15/50	65,023
GLP Capital LP / GLP Financing II, Inc.
50,000	3.350	09/01/24	47,739
90,000	5.250	06/01/25	88,973
40,000	5.750	06/01/28	39,783
255,000	4.000	01/15/30	224,951
72,000	4.000	01/15/31	62,469
Healthcare Realty Holdings LP
410,000	2.000	03/15/31	321,104
Life Storage LP
140,000	2.400	10/15/31	112,280
Mid-America Apartments LP
100,000	2.875	09/15/51	69,845
Prologis LP
200,000	2.250	04/15/30	174,179
40,000	1.250	10/15/30	32,067
120,000	2.125	10/15/50	76,670
Public Storage
60,000	3.094	09/15/27	57,349

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Sabra Health Care LP
85,000	5.125	08/15/26	82,492
100,000	3.200	12/01/31	79,681
Simon Property Group LP
100,000	3.750	02/01/24	99,488
200,000	2.450	09/13/29	171,964
100,000	2.200	02/01/31	82,066
10,000	6.750	02/01/40	11,307
UDR, Inc., MTN
100,000	1.900	03/15/33	75,202
Welltower, Inc.
200,000	4.000	06/01/25	197,844
200,000	4.250	04/15/28	195,353

			3,062,848

Revenue – 0.1%
California Institute of Technology
15,000	3.650	09/01/19	11,145
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675	09/01/41	11,178
University of Chicago (The), Series 20B
40,000	2.761	04/01/45	31,904
Yale University, Series 2020
190,000	1.482	04/15/30	159,543
80,000	2.402	04/15/50	56,950

			270,720

Technology – 1.6%
Adobe, Inc.
40,000	2.300	02/01/30	35,414
Alphabet, Inc.
15,000	1.998	08/15/26	14,128
100,000	2.250	08/15/60	63,876
Apple, Inc.
45,000	2.400	05/03/23	44,626
90,000	3.450	05/06/24	89,770
400,000	1.800	09/11/24	385,788
40,000	2.500	02/09/25	38,920
50,000	3.200	05/13/25	49,364
40,000	2.450	08/04/26	38,061
15,000	3.350	02/09/27	14,751
15,000	3.200	05/11/27	14,641
60,000	2.900	09/12/27	57,432
40,000	1.650	02/08/31	33,236
160,000	4.500	02/23/36	166,092
80,000	3.850	05/04/43	73,658
80,000	4.450	05/06/44	79,583
300,000	4.650	02/23/46	306,789
50,000	3.750	11/13/47	44,892
300,000	2.650	02/08/51	220,013
160,000	2.550	08/20/60	107,204
Applied Materials, Inc.
125,000	3.900	10/01/25	125,182
256,000	3.300	04/01/27	250,677
Broadcom Corp. / Broadcom Cayman Finance Ltd.
160,000	3.625	01/15/24	158,838

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Broadcom, Inc.(c)
$90,000	3.469%	04/15/34	$73,197
60,000	3.187	11/15/36	44,443
160,000	3.500	02/15/41	120,724
Corning, Inc.
125,000	5.350	11/15/48	126,238
45,000	4.375	11/15/57	37,913
Dell International LLC / EMC Corp.
100,000	6.020	06/15/26	104,180
100,000	8.350	07/15/46	121,676
Fiserv, Inc.
250,000	4.400	07/01/49	217,245
Hewlett Packard Enterprise Co.
100,000	6.350	10/15/45	100,687
HP, Inc.
15,000	6.000	09/15/41	14,807
Intel Corp.
120,000	2.875	05/11/24	118,290
200,000	3.700	07/29/25	199,165
80,000	3.734	12/08/47	65,283
International Business Machines Corp.
15,000	5.875	11/29/32	16,357
150,000	4.150	05/15/39	134,968
250,000	4.000	06/20/42	216,346
Jabil, Inc.
80,000	3.600	01/15/30	70,380
KLA Corp.
60,000	3.300	03/01/50	47,076
Kyndryl Holdings, Inc.(c)
341,000	2.700	10/15/28	264,068
100,000	3.150	10/15/31	70,090
100,000	4.100	10/15/41	61,933
Lam Research Corp.
40,000	3.125	06/15/60	29,456
Leidos, Inc.
100,000	4.375	05/15/30	92,875
Microsoft Corp.
40,000	2.000	08/08/23	39,383
100,000	2.875	02/06/24	99,004
65,000	3.300	02/06/27	63,919
15,000	3.500	02/12/35	14,352
290,000	4.200	11/03/35	294,749
220,000	4.250	02/06/47	219,755
200,000	4.000	02/12/55	190,124
20,000	2.675	06/01/60	14,206
Motorola Solutions, Inc.
720,000	2.750	05/24/31	589,387
QUALCOMM, Inc.
250,000	4.300	05/20/47	237,584
VeriSign, Inc.
350,000	2.700	06/15/31	289,625
Western Digital Corp.
50,000	4.750	02/15/26	48,250

			6,860,670

Corporate Obligations – (continued)
Transportation – 0.1%
FedEx Corp.
40,000	3.900	02/01/35	35,958
40,000	4.400	01/15/47	35,410
40,000	4.950	10/17/48	38,378
Norfolk Southern Corp.
120,000	3.050	05/15/50	89,187
Southwest Airlines Co.
40,000	5.250	05/04/25	40,993
Union Pacific Corp.
40,000	3.700	03/01/29	38,960
70,000	4.050	03/01/46	63,169
10,000	4.500	09/10/48	9,471
80,000	3.799	10/01/51	68,844
60,000	3.839	03/20/60	50,586
15,000	3.750	02/05/70	11,971
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
75,966	2.695	05/12/27	70,863
United Parcel Service, Inc.
40,000	3.625	10/01/42	34,996
15,000	4.250	03/15/49	14,514
15,000	5.300	04/01/50	16,691

			619,991

Water – 0.0%
American Water Capital Corp.
105,000	3.750	09/01/47	89,299
40,000	4.200	09/01/48	36,210
Essential Utilities, Inc.
100,000	3.351	04/15/50	74,022

			199,531

Wireless – 1.1%
American Tower Corp.
200,000	3.375	10/15/26	189,208
40,000	3.950	03/15/29	37,480
100,000	3.700	10/15/49	76,598
20,000	3.100	06/15/50	13,966
AT&T, Inc.
50,000	0.900	03/25/24	47,913
320,000	2.750	06/01/31	272,218
500,000	2.250	02/01/32	403,359
250,000	4.500	05/15/35	234,924
400,000	3.500	06/01/41	314,584
140,000	3.650	06/01/51	107,277
300,000	3.500	09/15/53	221,562
310,000	3.550	09/15/55	227,814
Crown Castle, Inc.
20,000	3.150	07/15/23	19,883
40,000	3.300	07/01/30	35,751
140,000	4.150	07/01/50	116,961
T-Mobile USA, Inc.
400,000	3.750	04/15/27	382,684
400,000	4.500	04/15/50	349,240
Verizon Communications, Inc.
200,000	1.450	03/20/26	182,655
200,000	2.625	08/15/26	188,543

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
Verizon Communications, Inc. – (continued)
$200,000	4.125%		03/16/27	$198,832
200,000	4.329		09/21/28	197,322
200,000	4.016		12/03/29	192,308
500,000	2.550		03/21/31	421,087
200,000	2.987		10/30/56	134,915

				4,567,084

TOTAL CORPORATE OBLIGATIONS
(Cost $98,241,402)				$88,257,334

U.S. Treasury Bonds – 6.7%(e)
U.S. Treasury Bonds
$6,220,000	4.375%		02/15/38	$7,105,936
8,003,000	3.875		08/15/40	8,478,121
11,965,000	2.500		02/15/45	9,900,131
2,754,000	2.500		05/15/46	2,271,509
1,800,000	2.250		02/15/52	1,438,896

TOTAL U.S. TREASURY BONDS
(Cost $35,231,161)				$29,194,593

Foreign Corporate Debt – 5.0%
Banks – 2.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$200,000	0.875%		09/18/23	$193,059
200,000	1.125		09/18/25	181,020
Banco Santander SA (Spain)
800,000	3.892		05/24/24	794,640
200,000	1.849		03/25/26	178,119
200,000	3.800		02/23/28	182,907
Bank of Montreal(b) (Canada)
(5 Year USD Swap + 1.432%)
110,000	3.803		12/15/32	101,062
Bank of Montreal, MTN (Canada)
200,000	2.500		06/28/24	195,237
Bank of Nova Scotia (The) (Canada)
200,000	3.400		02/11/24	198,379
Barclays PLC (United Kingdom)
200,000	4.375		09/11/24	197,658
200,000	5.200		05/12/26	198,170
Canadian Imperial Bank of Commerce (Canada)
70,000	0.450		06/22/23	68,180
100,000	0.950		06/23/23	97,747
130,000	3.500		09/13/23	129,500
Credit Suisse Group AG (Switzerland)
400,000	3.750		03/26/25	382,539
Deutsche Bank AG(b) (Germany)
(SOFR + 2.159%)
200,000	2.222		09/18/24	193,025
Export-Import Bank of Korea (South Korea)
400,000	2.625		05/26/26	382,228

Foreign Corporate Debt – (continued)
Banks – (continued)
HSBC Holdings PLC (United Kingdom)
(3M USD LIBOR + 1.211%)
350,000	3.803	(b)	03/11/25	343,389
200,000	4.300		03/08/26	197,729
(3M USD LIBOR + 1.348%)
400,000	4.292	(b)	09/12/26	388,755
200,000	6.500		09/15/37	209,107
ING Groep NV (Netherlands)
354,000	4.550		10/02/28	342,228
Korea Development Bank (The) (South Korea)
300,000	0.800		07/19/26	265,559
Landwirtschaftliche Rentenbank (Germany)
15,000	3.125		11/14/23	14,917
100,000	0.875		03/30/26	90,850
Lloyds Banking Group PLC (United Kingdom)
300,000	4.375		03/22/28	289,668
Mizuho Financial Group, Inc. (Japan)
(US 1 Year CMT T-Note + 0.750%)
200,000	1.554	(b)	07/09/27	175,440
400,000	3.170		09/11/27	369,039
NatWest Group PLC(b) (United Kingdom)
(US 5 Year CMT T-Note + 2.350%)
300,000	3.032		11/28/35	236,311
Royal Bank of Canada, GMTN (Canada)
130,000	1.600		04/17/23	128,294
Santander UK Group Holdings PLC(b) (United Kingdom)
(SOFR + 1.475%)
340,000	2.896		03/15/32	274,904
Sumitomo Mitsui Financial Group, Inc. (Japan)
100,000	3.748		07/19/23	99,836
400,000	3.364		07/12/27	377,736
400,000	2.930		09/17/41	291,158
Svensk Exportkredit AB, GMTN (Sweden)
200,000	0.625		05/14/25	184,339
Toronto-Dominion Bank (The)(b) (Canada)
(5 Year USD Swap + 2.205%)
375,000	3.625		09/15/31	358,125
Toronto-Dominion Bank (The), GMTN (Canada)
130,000	3.500		07/19/23	129,821
Toronto-Dominion Bank (The), MTN (Canada)
200,000	0.750		06/12/23	195,483
Westpac Banking Corp. (Australia)
200,000	2.850		05/13/26	191,304
75,000	3.350		03/08/27	72,451
40,000	2.150		06/03/31	33,656
(US 5 Year CMT T-Note + 2.000%)
10,000	4.110	(b)	07/24/34	8,985
(US 5 Year CMT T-Note + 1.530%)
100,000	3.020	(b)	11/18/36	79,217

				9,021,771

Basic Industry – 0.0%
Nutrien Ltd. (Canada)
100,000	2.950		05/13/30	88,578

Brokerage – 0.0%
Brookfield Finance, Inc. (Canada)
50,000	4.350		04/15/30	47,179
15,000	3.500		03/30/51	10,822

				58,001

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Capital Goods – 0.1%
ABB Finance USA, Inc. (Switzerland)
$260,000	4.375%		05/08/42	$241,142
CNH Industrial NV (United Kingdom)
80,000	4.500		08/15/23	80,189
Johnson Controls International PLC
100,000	4.500		02/15/47	87,718

				409,049

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
100,000	3.000		05/22/30	89,858

Consumer Cyclical – 0.1%
Honda Motor Co. Ltd. (Japan)
400,000	2.534		03/10/27	374,304

Consumer Noncyclical – 0.4%
Ahold Finance USA LLC (Netherlands)
360,000	6.875		05/01/29	393,297
BAT Capital Corp. (United Kingdom)
400,000	2.789		09/06/24	388,919
80,000	3.984		09/25/50	54,314
140,000	5.650		03/16/52	120,154
Bayer US Finance II LLC(c) (Germany)
100,000	3.375		07/15/24	97,854
15,000	4.200		07/15/34	13,485
170,000	4.700		07/15/64	140,397
GlaxoSmithKline Capital, Inc. (United Kingdom)
200,000	6.375		05/15/38	235,265
Reynolds American, Inc. (United Kingdom)
250,000	5.850		08/15/45	214,321

				1,658,006

Energy – 0.7%
BP Capital Markets PLC (United Kingdom)
300,000	3.279		09/19/27	287,496
Canadian Natural Resources Ltd. (Canada)
100,000	6.250		03/15/38	104,762
Canadian Natural Resources Ltd., GMTN (Canada)
100,000	4.950		06/01/47	95,457
Cenovus Energy, Inc. (Canada)
100,000	2.650		01/15/32	82,004
50,000	5.250		06/15/37	48,372
Enbridge, Inc. (Canada)
110,000	3.125		11/15/29	99,790
15,000	5.500		12/01/46	15,410
(3M USD LIBOR + 3.641%)
15,000	6.250	(b)	03/01/78	14,250
Equinor ASA (Norway)
100,000	2.650		01/15/24	98,469
40,000	1.750		01/22/26	37,107
40,000	3.625		09/10/28	39,068
300,000	3.125		04/06/30	278,512
510,000	3.700		04/06/50	442,387
Shell International Finance BV (Netherlands)
25,000	0.375		09/15/23	24,144
40,000	2.000		11/07/24	38,695
55,000	3.250		05/11/25	54,150

Foreign Corporate Debt – (continued)
Energy – (continued)
Shell International Finance BV (Netherlands) – (continued)
75,000	4.375		05/11/45	70,371
462,000	4.000		05/10/46	414,230
TotalEnergies Capital International SA (France)
250,000	2.434		01/10/25	241,849
200,000	3.455		02/19/29	191,319
100,000	3.127		05/29/50	77,594
TransCanada PipeLines Ltd. (Canada)
300,000	2.500		10/12/31	248,812

				3,004,248

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	3.300		01/30/32	403,226

Food and Beverage – 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
80,000	4.900		02/01/46	75,922
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700		02/01/36	53,174
100,000	4.900		02/01/46	95,381
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
300,000	3.500		06/01/30	281,974
46,000	4.375		04/15/38	43,011
40,000	4.600		04/15/48	36,332
40,000	5.550		01/23/49	41,567
500,000	4.500		06/01/50	454,819
90,000	4.750		04/15/58	82,159

				1,164,339

Forest Products & Paper – 0.0%
Suzano Austria GmbH (Brazil)
200,000	5.000		01/15/30	187,563

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
400,000	3.375		03/03/31	342,702

Internet – 0.2%
Alibaba Group Holding Ltd. (China)
400,000	3.600		11/28/24	393,490
240,000	3.400		12/06/27	226,496
JD.com, Inc. (China)
200,000	3.875		04/29/26	195,558

				815,544

Metals – 0.0%
ArcelorMittal SA (Luxembourg)
15,000	4.550		03/11/26	14,775
15,000	4.250		07/16/29	14,306
10,000	7.000		10/15/39	10,275
15,000	6.750		03/01/41	14,888

				54,244

Mining – 0.1%
Southern Copper Corp. (Peru)
55,000	3.875		04/23/25	53,923

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Mining – (continued)
Teck Resources Ltd. (Canada)
$40,000	6.250%	07/15/41	$39,482
Vale Overseas Ltd. (Brazil)
230,000	6.250	08/10/26	240,925
115,000	3.750	07/08/30	99,790

			434,120

Oil Company-Exploration & Production – 0.0%
CNOOC Finance 2013 Ltd. (China)
200,000	3.000	05/09/23	198,949

Oil Company-Integrated – 0.2%
Petroleos Mexicanos (Mexico)
225,000	6.875	08/04/26	210,581
100,000	5.350	02/12/28	81,232
250,000	5.950	01/28/31	187,476
Saudi Arabian Oil Co.(c) (Saudi Arabia)
200,000	2.875	04/16/24	195,928
300,000	2.250	11/24/30	263,062

			938,279

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
40,000	5.350	03/01/26	40,752
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
120,000	3.400	05/01/30	106,501
265,000	2.500	05/11/31	214,368
390,000	5.000	01/15/33	376,824

			738,445

Telecommunications – 0.1%
America Movil SAB de CV (Mexico)
280,000	3.625	04/22/29	264,784
200,000	2.875	05/07/30	177,432

			442,216

Transportation – 0.0%
Canadian National Railway Co. (Canada)
40,000	4.450	01/20/49	38,575

Wireless – 0.2%
Rogers Communications, Inc.(c) (Canada)
170,000	4.500	03/15/42	151,896
TELUS Corp. (Canada)
300,000	3.400	05/13/32	266,275
Vodafone Group PLC (United Kingdom)
250,000	4.125	05/30/25	248,988
50,000	5.250	05/30/48	46,839

			713,998

Wirelines – 0.1%
Bell Telephone Co of Canada or Bell Canada/The (Canada)
80,000	4.300	07/29/49	71,143
British Telecommunications PLC (United Kingdom)
100,000	9.625	12/15/30	123,178
Deutsche Telekom International Finance BV (Germany)
15,000	8.750	06/15/30	18,614

Foreign Corporate Debt – (continued)
Wirelines – (continued)
Orange SA (France)
140,000	9.000	03/01/31	179,952

			392,887

TOTAL FOREIGN CORPORATE DEBT
(Cost $23,580,169)			$21,568,902

Sovereign Debt Obligations – 1.9%
Sovereign – 1.9%
Abu Dhabi Government International Bond(c) (United Arab Emirates)
$200,000	0.750%	09/02/23	$194,021
400,000	2.125	09/30/24	387,516
200,000	2.500	04/16/25	194,416
200,000	1.625	06/02/28	178,579
200,000	2.700	09/02/70	137,423
Chile Government International Bond (Chile)
400,000	2.750	01/31/27	370,629
200,000	2.450	01/31/31	168,912
China Government International Bond(c) (China)
400,000	0.400	10/21/23	386,008
Colombia Government International Bond (Colombia)
200,000	4.000	02/26/24	196,013
200,000	3.875	04/25/27	179,420
200,000	4.500	03/15/29	175,273
100,000	6.125	01/18/41	80,575
Indonesia Government International Bond (Indonesia)
200,000	3.850	10/15/30	194,829
300,000	5.250	01/17/42	301,119
Malaysia Sovereign Sukuk BHD(c) (Malaysia)
300,000	3.043	04/22/25	293,862
Mexico Government International Bond (Mexico)
250,000	3.600	01/30/25	250,126
400,000	4.150	03/28/27	397,380
250,000	3.250	04/16/30	223,410
400,000	4.750	04/27/32	387,703
Panama Government International Bond (Panama)
200,000	6.700	01/26/36	216,500
Perusahaan Penerbit SBSN Indonesia III(c) (Indonesia)
400,000	4.550	03/29/26	408,000
200,000	2.800	06/23/30	181,000
Peruvian Government International Bond (Peru)
200,000	2.783	01/23/31	170,648
300,000	1.862	12/01/32	228,305
100,000	8.750	11/21/33	128,939
Philippine Government International Bond (Philippines)
200,000	3.750	01/14/29	198,678
400,000	2.457	05/05/30	359,854
Province of Alberta Canada (Canada)
50,000	3.300	03/15/28	48,801
Province of British Columbia Canada (Canada)
15,000	2.000	10/23/22	14,981
Province of Ontario Canada (Canada)
30,000	1.050	05/21/27	26,543
30,000	1.600	02/25/31	25,356

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sovereign – (continued)
Province of Quebec Canada (Canada)
$90,000	0.600%	07/23/25	$82,464
25,000	2.750	04/12/27	24,068
Qatar Government International Bond(c) (Qatar)
280,000	3.400	04/16/25	278,085
200,000	4.817	03/14/49	205,739
Republic of Poland Government International Bond (Poland)
30,000	3.250	04/06/26	29,542
Romanian Government International Bond(c) (Romania)
16,000	3.000	02/14/31	12,719
Saudi Government International Bond (Saudi Arabia)
300,000	2.900 (c)	10/22/25	293,857
500,000	4.625	10/04/47	470,755
Uruguay Government International Bond (Uruguay)
15,000	4.375	01/23/31	15,413

			8,117,461

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $9,005,721)			$8,117,461

U.S. Treasury Obligations – 5.3%(e)
U.S. Treasury Bonds
$6,000,000	2.750%	08/15/42	$5,274,783
7,677,000	2.000	02/15/50	5,812,734
U.S. Treasury Note
12,519,000	2.125	05/31/26	11,942,120

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,253,938)			$23,029,637

Shares	Dividend Rate	Value

Investment Company – 23.0%(f)
Goldman Sachs Financial Square Government Fund – Institutional Shares
99,745,844	2.154%	$99,745,844
(Cost $99,745,844)

TOTAL INVESTMENTS – 121.7%
(Cost $558,768,721)		$527,435,702

LIABILITIES IN EXCESS OF ASSETS – (21.7)%		(94,331,094)

NET ASSETS – 100.0%		$433,104,608

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $101,965,444 which represents approximately 23.5% of the Fund’s net assets as of August 31, 2022.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2022.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Step coupon.

(e)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(f)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	— Constant Maturity Treasury Index
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 30.9%
FHLMC REMIC(a) (12M USD LIBOR + 1.618%)
$8,036,810	2.736%	01/01/46	$8,173,329
FHLMC REMIC(a) (12M USD LIBOR + 1.803%)
4,176,447	2.757	10/01/43	4,253,995
FHLMC REMIC(a) (12M USD LIBOR + 1.778%)
763,347	2.904	10/01/44	775,630
FHLMC REMIC Series 2003-2682, Class FB(a) (1M USD LIBOR + 0.900%)
179,944	3.291	10/15/33	183,262
FHLMC REMIC Series 2003-2711, Class FA(a) (1M USD LIBOR + 1.000%)
186,283	3.391	11/15/33	189,933
FHLMC REMIC Series 2005-3033, Class FG(a) (1M USD LIBOR + 0.350%)
529,112	2.741	09/15/35	530,338
FHLMC REMIC Series 2007-3298, Class FC(a) (1M USD LIBOR + 0.420%)
157,978	2.811	04/15/37	158,261
FHLMC REMIC Series 2007-3314, Class FC(a) (1M USD LIBOR + 0.400%)
24,875	2.791	12/15/36	24,990
FHLMC REMIC Series 2007-3316, Class FB(a) (1M USD LIBOR + 0.300%)
614,355	2.691	08/15/35	615,086
FHLMC REMIC Series 2007-3371, Class FA(a) (1M USD LIBOR + 0.600%)
115,249	2.991	09/15/37	116,684
FHLMC REMIC Series 2009-3593, Class CF(a) (1M USD LIBOR + 0.600%)
1,341,512	2.991	02/15/36	1,350,596
FHLMC REMIC Series 2011-3895, Class FM(a) (1M USD LIBOR + 0.350%)
75,462	2.741	12/15/40	75,557
FHLMC REMIC Series 2012-4040, Class FW(a) (1M USD LIBOR + 0.370%)
406,390	2.761	05/15/32	406,515
FHLMC REMIC Series 2012-4057, Class FE(a) (1M USD LIBOR + 0.450%)
844,472	2.841	06/15/42	847,965
FHLMC REMIC Series 2012-4068, Class UF(a) (1M USD LIBOR + 0.500%)
205,844	2.891	06/15/42	206,438
FHLMC REMIC Series 2012-4098, Class MF(a) (1M USD LIBOR + 0.300%)
194,208	2.691	11/15/41	194,099
FHLMC REMIC Series 2012-4107, Class MF(a) (1M USD LIBOR + 0.400%)
1,741,214	2.791	09/15/42	1,742,274
FHLMC REMIC Series 2012-4126, Class GF(a) (1M USD LIBOR + 0.400%)
2,112,804	2.791	11/15/42	2,113,219
FHLMC REMIC Series 2013-4203, Class QF(a) (1M USD LIBOR + 0.250%)
1,141,203	2.641	05/15/43	1,135,119
FHLMC REMIC Series 2013-4215, Class NF(a) (1M USD LIBOR + 0.350%)
786,108	2.741	06/15/43	783,157

Mortgage-Backed Securities – (continued)
FHLMC REMIC Series 2013-4240, Class FA(a) (1M USD LIBOR + 0.500%)
2,692,962	2.891	08/15/43	2,707,471
FHLMC REMIC Series 2013-4248, Class FL(a) (1M USD LIBOR + 0.450%)
86,642	2.841	05/15/41	87,063
FHLMC REMIC Series 2013-4263, Class FB(a) (1M USD LIBOR + 0.400%)
64,989	2.791	11/15/43	63,910
FHLMC REMIC Series 2013-4272, Class FD(a) (1M USD LIBOR + 0.350%)
71,171	2.741	11/15/43	70,850
FHLMC REMIC Series 2017-4678, Class AF(a) (1M USD LIBOR + 0.400%)
2,046,902	2.113	12/15/42	2,035,773
FHLMC REMIC Series 2017-4719, Class AF(a) (1M USD LIBOR + 0.350%)
3,379,197	2.741	09/15/47	3,384,382
FHLMC REMIC Series 2018-4787, Class ZS
866,343	5.000	07/01/48	886,647
FHLMC REMIC Series 2018-4818, Class FC(a) (1M USD LIBOR + 0.300%)
224,123	2.691	04/15/48	222,810
FHLMC REMIC Series 2018-4852, Class BF(a) (1M USD LIBOR + 0.400%)
1,472,620	2.791	12/15/48	1,476,271
FHLMC REMIC Series 2019-4897, Class F(a) (1M USD LIBOR + 0.400%)
1,247,354	2.791	07/15/49	1,250,484
FHLMC REMIC Series 2019-4903, Class F(a) (1M USD LIBOR + 0.450%)
187,101	2.841	09/15/48	187,339
FHLMC REMIC Series 2019-4906, Class NF(a) (1M USD LIBOR + 0.400%)
1,710,545	2.113	03/15/38	1,695,272
FHLMC REMIC Series 2019-4942, Class FA(a) (1M USD LIBOR + 0.500%)
1,150,179	2.944	01/25/50	1,141,798
FHLMC REMIC Series 2019-4944, Class F(a) (1M USD LIBOR + 0.450%)
10,562,210	2.894	01/25/50	10,611,319
FHLMC REMIC Series 2020-5002, Class FJ(a) (1M USD LIBOR + 0.400%)
201,553	2.844	07/25/50	201,585
FHLMC REMIC Series 2020-5031, Class FA(a) (SOFR + 0.300%)
2,606,216	2.183	08/15/43	2,570,349
FHLMC STRIPS Series 2006-239, Class F22(a) (1M USD LIBOR + 0.350%)
179,374	2.741	08/15/36	180,016
FHLMC STRIPS Series 2006-239, Class F30(a) (1M USD LIBOR + 0.300%)
448,434	2.691	08/15/36	449,968
FNMA REMIC Series 2002-53, Class FY(a) (1M USD LIBOR + 0.500%)
219,051	2.944	08/25/32	221,097

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2004-54, Class FL(a) (1M USD LIBOR + 0.400%)
$128,863	2.844%	07/25/34	$129,627
FNMA REMIC Series 2004-54, Class FN(a) (1M USD LIBOR + 0.450%)
291,000	2.894	07/25/34	293,029
FNMA REMIC Series 2005-103, Class FC(a) (1M USD LIBOR + 0.500%)
8,923,310	2.944	07/25/35	9,033,385
FNMA REMIC Series 2005-120, Class FE(a) (1M USD LIBOR + 0.520%)
442,518	2.964	01/25/36	446,413
FNMA REMIC Series 2005-87, Class FE(a) (1M USD LIBOR + 0.450%)
471,765	2.894	10/25/35	473,909
FNMA REMIC Series 2006-110, Class AF(a) (1M USD LIBOR + 0.330%)
2,508,285	2.774	11/25/36	2,511,953
FNMA REMIC Series 2006-16, Class FC(a) (1M USD LIBOR + 0.300%)
121,207	2.744	03/25/36	121,136
FNMA REMIC Series 2006-36, Class FB(a) (1M USD LIBOR + 0.300%)
50,889	2.744	05/25/36	50,911
FNMA REMIC Series 2006-42, Class PF(a) (1M USD LIBOR + 0.410%)
101,493	2.854	06/25/36	101,932
FNMA REMIC Series 2006-44, Class FP(a) (1M USD LIBOR + 0.400%)
1,012,126	2.844	06/25/36	1,016,376
FNMA REMIC Series 2006-61, Class FD(a) (1M USD LIBOR + 0.360%)
198,745	2.804	07/25/36	199,274
FNMA REMIC Series 2006-79, Class DF(a) (1M USD LIBOR + 0.350%)
424,737	2.794	08/25/36	425,987
FNMA REMIC Series 2006-88, Class AF(a) (1M USD LIBOR + 0.460%)
360,543	2.904	09/25/36	362,987
FNMA REMIC Series 2007-35, Class PF(a) (1M USD LIBOR + 0.250%)
68,123	2.694	04/25/37	68,013
FNMA REMIC Series 2007-67, Class FB(a) (1M USD LIBOR + 0.320%)
207,565	2.764	07/25/37	207,578
FNMA REMIC Series 2008-1, Class CF(a) (1M USD LIBOR + 0.700%)
54,871	3.144	02/25/38	55,500
FNMA REMIC Series 2009-110, Class FG(a) (1M USD LIBOR + 0.750%)
230,508	3.194	01/25/40	233,557
FNMA REMIC Series 2010-113, Class FA(a) (1M USD LIBOR + 0.400%)
155,359	2.844	10/25/40	155,962
FNMA REMIC Series 2010-116, Class FE(a) (1M USD LIBOR + 0.400%)
189,929	2.844	10/25/40	190,711

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2010-141, Class FB(a) (1M USD LIBOR + 0.470%)
118,473	2.914	12/25/40	118,686
FNMA REMIC Series 2010-15, Class FJ(a) (1M USD LIBOR + 0.930%)
370,678	3.374	06/25/36	377,001
FNMA REMIC Series 2010-39, Class FE(a) (1M USD LIBOR + 0.770%)
579,609	3.214	06/25/37	589,081
FNMA REMIC Series 2010-39, Class FG(a) (1M USD LIBOR + 0.920%)
249,991	3.364	03/25/36	255,730
FNMA REMIC Series 2010-46, Class WF(a) (1M USD LIBOR + 0.750%)
1,761,742	3.194	05/25/40	1,788,443
FNMA REMIC Series 2010-49, Class FB(a) (1M USD LIBOR + 0.750%)
172,642	3.194	05/25/40	175,345
FNMA REMIC Series 2010-59, Class FN(a) (1M USD LIBOR + 0.730%)
2,083,768	3.174	06/25/40	2,115,039
FNMA REMIC Series 2011-5, Class PF(a) (1M USD LIBOR + 0.600%)
59,928	3.044	11/25/40	60,058
FNMA REMIC Series 2011-53, Class FT(a) (1M USD LIBOR + 0.580%)
168,725	3.024	06/25/41	170,313
FNMA REMIC Series 2011-86, Class NF(a) (1M USD LIBOR + 0.550%)
5,754,565	2.994	09/25/41	5,804,391
FNMA REMIC Series 2011-87, Class FJ(a) (1M USD LIBOR + 0.550%)
151,760	2.994	09/25/41	153,064
FNMA REMIC Series 2012-101, Class FC(a) (1M USD LIBOR + 0.500%)
127,056	2.944	09/25/42	127,732
FNMA REMIC Series 2012-14, Class BF(a) (1M USD LIBOR + 0.600%)
794,657	3.044	03/25/42	798,472
FNMA REMIC Series 2012-37, Class BF(a) (1M USD LIBOR + 0.500%)
172,395	2.944	12/25/35	171,539
FNMA REMIC Series 2013-10, Class KF(a) (1M USD LIBOR + 0.300%)
110,851	2.744	02/25/43	110,507
FNMA REMIC Series 2013-130, Class FB(a) (1M USD LIBOR + 0.450%)
103,888	2.894	01/25/44	104,380
FNMA REMIC Series 2013-19, Class DF(a) (1M USD LIBOR + 0.300%)
650,259	2.744	09/25/41	649,629
FNMA REMIC Series 2013-2, Class QF(a) (1M USD LIBOR + 0.500%)
85,717	2.944	02/25/43	85,459
FNMA REMIC Series 2014-17, Class FE(a) (1M USD LIBOR + 0.550%)
872,212	2.994	04/25/44	880,708

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2014-28, Class FD(a) (1M USD LIBOR + 0.450%)
$1,968,845	2.894%	05/25/44	$1,976,569
FNMA REMIC Series 2014-47, Class AF(a) (1M USD LIBOR + 0.350%)
389,752	2.063	08/25/44	387,083
FNMA REMIC Series 2015-27, Class KF(a) (1M USD LIBOR + 0.300%)
105,668	2.744	05/25/45	105,638
FNMA REMIC Series 2015-66, Class AF(a) (1M USD LIBOR + 0.250%)
11,425,925	2.694	09/25/45	11,404,306
FNMA REMIC Series 2015-87, Class BF(a) (1M USD LIBOR + 0.300%)
425,391	2.744	12/25/45	421,008
FNMA REMIC Series 2016-49, Class EF(a) (1M USD LIBOR + 0.400%)
978,780	2.844	08/25/46	981,832
FNMA REMIC Series 2016-67, Class AF(a) (1M USD LIBOR + 0.400%)
4,567,163	2.844	09/25/46	4,581,073
FNMA REMIC Series 2017-16, Class FA(a) (1M USD LIBOR + 0.450%)
788,124	2.894	03/25/47	790,184
FNMA REMIC Series 2017-82, Class FG(a) (1M USD LIBOR + 0.250%)
9,060,397	2.694	11/25/32	9,057,979
FNMA REMIC Series 2017-91, Class GF(a) (1M USD LIBOR + 0.350%)
1,852,488	2.794	11/25/47	1,847,350
FNMA REMIC Series 2018-15, Class JF(a) (1M USD LIBOR + 0.300%)
1,012,413	2.744	03/25/48	1,007,021
FNMA REMIC Series 2018-3385, Class MA
961,660	4.500	06/01/48	957,728
FNMA REMIC Series 2018-4, Class FM(a) (1M USD LIBOR + 0.300%)
2,495,094	2.744	02/25/48	2,481,738
FNMA REMIC Series 2019-41, Class FM(a) (1M USD LIBOR + 0.450%)
1,224,909	2.894	08/25/49	1,226,885
FNMA REMIC Series 2019-6, Class KF(a) (1M USD LIBOR + 0.450%)
2,003,667	2.894	03/25/49	2,009,913
FNMA REMIC Series 2020-6347, Class BM(a) (12M USD LIBOR + 1.733%)
11,290,850	2.314	02/01/41	11,520,967
GNMA Series 2004-59, Class FP(a) (1M USD LIBOR + 0.300%)
448,427	2.687	08/16/34	448,914
GNMA Series 2005-4, Class FA(a) (1M USD LIBOR + 0.370%)
401,906	2.757	01/16/35	401,755
GNMA Series 2007-26, Class FL(a) (1M USD LIBOR + 0.200%)
2,618,995	2.568	05/20/37	2,608,368
GNMA Series 2007-59, Class FA(a) (1M USD LIBOR + 0.500%)
126,250	2.868	10/20/37	127,359
GNMA Series 2013-99, Class PF(a) (1M USD LIBOR + 0.300%)
1,728,784	2.668	07/20/43	1,726,794

Mortgage-Backed Securities – (continued)
GNMA Series 2018-164, Class AF(a) (1M USD LIBOR + 0.400%)
2,839,030	2.768	12/20/48	2,848,701
GNMA Series 2019-110, Class F(a) (1M USD LIBOR + 0.450%)
1,935,081	2.818	09/20/49	1,932,042
GNMA Series 2019-56, Class FB(a) (1M USD LIBOR + 0.450%)
2,156,874	2.818	05/20/49	2,171,103
GNMA Series 2019-58, Class FA(a) (1M USD LIBOR + 0.400%)
939,971	2.768	05/20/49	942,608
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class ASB
495,212	2.713	08/15/49	478,920
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class ASB
441,301	3.540	08/15/48	431,878
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A3
132,292	2.655	02/15/46	131,487
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
3,073,812	4.064	02/15/47	3,026,336
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A4
550,000	3.719	07/15/50	535,412
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A3
2,242,079	3.479	05/15/48	2,176,070
Wells Fargo Commercial Mortgage Trust Series 2013-LC12, Class A4(a)
700,000	4.218	07/15/46	692,584
WFRBS Commercial Mortgage Trust Series 2012-C10, Class A3
401,170	2.875	12/15/45	399,726

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $157,099,404)			$155,771,999

Corporate Obligations – 21.4%
Banks – 7.2%
American Express Co.(a)
(SOFR + 0.930%)
$2,410,000	3.226%	03/04/25	$2,403,802
Bank of America Corp.(a)
(3M USD LIBOR + 0.790%)
1,622,000	3.004	12/20/23	1,616,150
(SOFR + 1.100%)
1,950,000	3.368	04/25/25	1,937,445
Bank of America Corp.(a), Series 2025
(SOFR + 0.660%)
2,735,000	2.954	02/04/25	2,697,652
Capital One Financial Corp.(a)
(SOFR + 0.690%)
5,409,000	2.986	12/06/24	5,280,680
Charles Schwab Corp. (The)(a)
(SOFRINDX + 0.500%)
1,000,000	2.430	03/18/24	994,745

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.(a)
(SOFR + 1.667%)
$1,676,000	1.678%		05/15/24	$1,645,600
Discover Bank
2,000,000	3.350		02/06/23	1,996,153
Fifth Third Bancorp
1,000,000	1.625		05/05/23	986,015
First Republic Bank(a)
(SOFR + 0.620%)
1,182,000	1.912		02/12/24	1,169,096
Huntington National Bank (The)(a)
(SOFRINDX + 1.190%)
1,600,000	3.485		05/16/25	1,581,499
JPMorgan Chase & Co.(a)
(SOFR + 0.580%)
1,910,000	0.697		03/16/24	1,873,966
(3M USD LIBOR + 0.730%)
1,627,000	3.559		04/23/24	1,618,621
(SOFR + 0.970%)
1,000,000	2.812		06/14/25	992,564
KeyBank NA(a)
(SOFR + 0.320%)
1,000,000	2.610		06/14/24	989,725
Morgan Stanley(a)
(SOFR + 0.616%)
2,049,000	0.731		04/05/24	2,004,561
(SOFR + 0.625%)
1,764,000	2.893		01/24/25	1,735,909
MUFG Union Bank NA
500,000	2.100		12/09/22	498,060
Wells Fargo & Co.
462,000	4.125		08/15/23	462,287
Wells Fargo & Co., MTN
941,000	3.750		01/24/24	938,622
(SOFR + 1.600%)
3,000,000	1.654	(a)	06/02/24	2,940,185

				36,363,337

Basic Industry – 0.7%
Ecolab, Inc.
272,000	0.900		12/15/23	263,158
Sherwin-Williams Co. (The)
3,107,000	4.050		08/08/24	3,103,362

				3,366,520

Broadcasting – 0.1%
Fox Corp.
705,000	4.030		01/25/24	702,389

Capital Goods – 0.2%
Carlisle Cos., Inc.
1,117,000	0.550		09/01/23	1,079,189

Consumer Cyclical – 1.0%
7-Eleven, Inc.(b)
1,245,000	0.625		02/10/23	1,226,806
General Motors Financial Co., Inc.
300,000	3.700		05/09/23	299,402

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
General Motors Financial Co., Inc. – (continued)
(SOFRINDX + 1.300%)
3,000,000	3.403	(a)	04/07/25	2,960,192
Starbucks Corp.(a)
(SOFRINDX + 0.420%)
479,000	2.714		02/14/24	476,772

				4,963,172

Consumer Noncyclical – 1.7%
Baxter International, Inc.(a)
(SOFRINDX + 0.440%)
1,356,000	2.736		11/29/24	1,332,145
GSK Consumer Healthcare Capital US LLC(a)(b)
(SOFR + 0.890%)
2,100,000	2.879		03/24/24	2,090,994
PerkinElmer, Inc.
1,505,000	0.550		09/15/23	1,443,939
Thermo Fisher Scientific, Inc.
(SOFRINDX + 0.350%)
1,070,000	2.527	(a)	04/18/23	1,068,455
2,600,000	0.797		10/18/23	2,516,393

				8,451,926

Consumer Products – 0.2%
GSK Consumer Healthcare Capital US LLC(b)
1,183,000	3.024		03/24/24	1,157,515

Electric – 3.5%
American Electric Power Co., Inc.(a), Series A
(3M USD LIBOR + 0.480%)
625,000	3.262		11/01/23	623,532
Atmos Energy Corp.
423,000	0.625		03/09/23	415,862
(3M USD LIBOR + 0.380%)
747,000	2.070	(a)	03/09/23	745,903
CenterPoint Energy Resources Corp.
900,000	0.700		03/02/23	885,462
(3M USD LIBOR + 0.500%)
720,000	3.600	(a)	03/02/23	718,535
CenterPoint Energy, Inc.(a)
(SOFRINDX + 0.650%)
1,881,000	2.944		05/13/24	1,878,886
DTE Energy Co., Series H
1,119,000	0.550		11/01/22	1,111,839
Duke Energy Corp.(a)
(SOFR + 0.250%)
850,000	2.049		06/10/23	845,644
Eversource Energy
1,002,000	4.200		06/27/24	1,002,067
Florida Power & Light Co.(a)
(SOFRINDX + 0.380%)
1,250,000	2.506		01/12/24	1,239,504
National Rural Utilities Cooperative Finance Corp.(a), MTN
(SOFR + 0.400%)
1,884,000	2.694		08/07/23	1,879,998
NextEra Energy Capital Holdings, Inc.(a)
(3M USD LIBOR + 0.270%)
1,245,000	3.254		02/22/23	1,241,804

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
NextEra Energy Capital Holdings, Inc.(a) – (continued)
(SOFRINDX + 0.540%)
$500,000	2.837%		03/01/23	$499,247
OGE Energy Corp.
226,000	0.703		05/26/23	220,610
Oklahoma Gas and Electric Co.
522,000	0.553		05/26/23	510,090
PPL Electric Utilities Corp.(a)
(SOFR + 0.330%)
620,000	2.323		06/24/24	618,783
Southern Co. (The)
1,500,000	2.950		07/01/23	1,488,718
Southern Co. (The)(a), Series 2021
(SOFR + 0.370%)
1,636,000	2.664		05/10/23	1,627,926

				17,554,410

Energy – 1.1%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
373,000	1.231		12/15/23	360,889
ConocoPhillips Co.
2,206,000	2.125		03/08/24	2,157,268
Kinder Morgan Energy Partners LP
649,000	3.450		02/15/23	647,510
MPLX LP
704,000	4.500		07/15/23	706,306
Pioneer Natural Resources Co.
1,436,000	0.550		05/15/23	1,401,564

				5,273,537

Financial Company – 0.3%
Air Lease Corp.
1,037,000	2.250		01/15/23	1,029,327
500,000	3.875		07/03/23	498,461

				1,527,788

Healthcare – 0.7%
AmerisourceBergen Corp.
1,263,000	0.737		03/15/23	1,240,892
Cigna Corp.
2,250,000	3.050		11/30/22	2,249,740

				3,490,632

Insurance – 2.5%
AIG Global Funding(a)(b)
(SOFR + 0.380%)
1,390,000	2.263		12/15/23	1,379,162
Athene Global Funding(a)(b)
(3M USD LIBOR + 0.730%)
1,500,000	3.121		01/08/24	1,474,612
Equitable Financial Life Global Funding(b)
1,623,000	0.500		04/06/23	1,593,651
Jackson National Life Global Funding(a)(b)
(SOFR + 0.600%)
1,300,000	2.677		01/06/23	1,300,484
MassMutual Global Funding II(a)(b)
(SOFR + 0.360%)
986,000	2.486		04/12/24	976,641

Corporate Obligations – (continued)
Insurance – (continued)
Metropolitan Life Global Funding I(b)
710,000	3.600		01/11/24	707,636
Pacific Life Global Funding II(a)(b)
(SOFR + 0.400%)
750,000	2.668		01/27/25	738,172
Principal Life Global Funding II(a)(b)
(SOFR + 0.450%)
353,000	2.576		04/12/24	349,656
Protective Life Global Funding
2,000,000	0.327	(b)	12/09/22	1,983,333
626,000	0.502	(b)	04/12/23	612,892
(SOFR + 0.980%)
1,691,000	2.994	(a)(b)	03/28/25	1,683,454

				12,799,693

REITs and Real Estate – 0.3%
Public Storage(a) (SOFR + 0.470%)
1,385,000	2.705		04/23/24	1,377,896

Software – 0.1%
Oracle Corp.
634,000	2.500		10/15/22	633,137

Technology – 0.5%
Fidelity National Information Services, Inc.
800,000	0.375		03/01/23	785,441
Hewlett Packard Enterprise Co.
1,000,000	2.250		04/01/23	991,073
Take-Two Interactive Software, Inc.
571,000	3.300		03/28/24	562,770

				2,339,284

Transportation – 0.5%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
1,390,000	4.250		01/17/23	1,390,694
Ryder System, Inc., MTN
1,000,000	3.750		06/09/23	997,387

				2,388,081

Wireless – 0.8%
AT&T, Inc.(a)
(SOFRINDX + 0.640%)
2,154,000	2.635		03/25/24	2,145,941
Verizon Communications, Inc.(a)
(SOFRINDX + 0.500%)
2,116,000	2.455		03/22/24	2,099,440

				4,245,381

TOTAL CORPORATE OBLIGATIONS
(Cost $108,790,828)				$107,713,887

Asset- Backed Securities – 18.7%
Access to Loans for Learning Student Loan Corp., Series 2010-I, Class A3(a) (3M USD LIBOR + 0.800%)
$641,559	3.583%		04/25/37	$643,599

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Access to Loans for Learning Student Loan Corp., Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
$20,258	3.144%	07/25/36	$20,078
Ally Auto Receivables Trust, Series 2022-1, Class A3
3,170,000	3.310	11/15/26	3,139,483
American Express Credit Account Master Trust, Series 2019-3, Class A
1,070,000	2.000	04/15/25	1,069,569
Anchorage Capital CLO Ltd., Series 2014-4RA, Class A(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
1,000,000	3.843	01/28/31	986,549
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
89,940	3.772	11/17/27	89,059
BA Credit Card Trust, Series 2021-A1, Class A1
500,000	0.440	09/15/26	473,480
Barclays Dryrock Issuance Trust, Series 2021-1, Class A
2,400,000	0.630	07/15/27	2,236,074
Barings CLO Ltd., Series 2018-3A, Class A1(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
321,931	3.660	07/20/29	318,929
Birch Grove CLO 4 Ltd., Series 2022-4A, Class A1(a)(b) (3M U.S. T-Bill MMY + 1.490%) (Cayman Islands)
3,000,000	2.198	04/15/34	2,947,059
BlueMountain CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.180%) (Cayman Islands)
980,386	3.939	10/22/30	969,031
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.800%)
339,918	3.797	02/25/30	339,646
BSPDF Issuer Ltd., Series 2021-FL1, Class A(a)(b) (1M USD LIBOR + 1.200%) (Cayman Islands)
1,150,000	3.591	10/15/36	1,119,660
BX, Series 2021-MFM1, Class A(a)(b) (1M USD LIBOR + 0.700%)
100,000	3.091	01/15/34	97,003
BX Trust, Series 2021-ARIA, Class A(a)(b) (1M USD LIBOR + 0.899%)
1,300,000	3.290	10/15/36	1,241,565
BXHPP Trust, Series 2021-FILM, Class A(a)(b) (1M USD LIBOR + 0.650%)
1,850,000	3.041	08/15/36	1,779,469
CARDS II Trust, Series 2021-1A, Class A(b) (Canada)
1,125,000	0.602	04/15/27	1,065,657
Carlyle US CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
2,000,000	3.760	07/20/31	1,968,174
Chase Issuance Trust, Series 2020-A1, Class A1
400,000	1.530	01/15/25	397,104
CIFC Funding Ltd., Series 2017-3A, Class A1(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
2,350,000	3.930	07/20/30	2,321,988
CIFC Funding Ltd., Series 2021-2A, Class AR(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
500,000	3.660	04/20/30	493,628
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A4
2,400,000	4.023	03/10/47	2,364,725

Asset- Backed Securities – (continued)
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5
600,000	3.855	05/10/47	588,531
COMM Mortgage Trust, Series 2013-CR12, Class A4
800,000	4.046	10/10/46	788,761
COMM Mortgage Trust, Series 2013-CR7, Class A4
427,573	3.213	03/10/46	425,531
COMM Mortgage Trust, Series 2013-CR8, Class A5(a)
700,000	3.612	06/10/46	694,145
COMM Mortgage Trust, Series 2013-CR9, Class A4(a)
294,832	4.411	07/10/45	292,282
COMM Mortgage Trust, Series 2015-CR24, Class ASB
308,522	3.445	08/10/48	298,783
DBJPM 2016-C3 Mortgage Trust, Series 2016-C3, Class ASB
291,370	2.756	08/10/49	280,832
Discover Card Execution Note Trust, Series 2017-A5, Class A5(a) (1M USD LIBOR + 0.600%)
2,000,000	2.991	12/15/26	2,005,830
Discover Card Execution Note Trust, Series 2017-A7, Class A7(a) (1M USD LIBOR + 0.360%)
150,000	2.751	04/15/25	150,004
Dryden 80 CLO Ltd., Series 2022-80A, Class AR(a)(b) (3M U.S. T-Bill MMY + 1.250%) (Cayman Islands)
4,000,000	3.731	01/17/33	3,916,420
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
227,671	3.412	04/15/29	224,984
Edsouth Indenture No 10 LLC, Series 2015-2, Class A(a)(b) (1M USD LIBOR + 1.000%)
88,479	3.444	12/25/56	88,738
Edsouth Indenture No 2 LLC, Series 2012-1, Class A1(a)(b) (1M USD LIBOR + 1.150%)
94,838	3.594	09/25/40	94,068
Edsouth Indenture No 3 LLC, Series 2012-2, Class A(a)(b) (1M USD LIBOR + 0.730%)
30,682	3.174	04/25/39	30,592
Educational Funding of the South, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.650%)
693,735	3.433	04/25/35	690,867
EFS Volunteer LLC, Series 2010-1, Class A2(a)(b) (3M USD LIBOR + 0.850%)
492,248	3.633	10/25/35	491,737
Extended Stay America Trust, Series 2021-ESH, Class A(a)(b) (1M USD LIBOR + 1.080%)
1,441,131	3.472	07/15/38	1,410,538
Flatiron CLO 19 Ltd., Series 2021-1A, Class AR(a)(b) (3M USD LIBOR + 1.080%) (Cayman Islands)
1,000,000	4.002	11/16/34	976,593
Ford Credit Auto Owner Trust, Series 2018-2, Class A(b)
1,500,000	3.470	01/15/30	1,492,019
Ford Credit Floorplan Master Owner Trust A, Series 2018-2, Class A
1,000,000	3.170	03/15/25	996,022
GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A4
3,230,000	1.760	01/16/25	3,191,690
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A(b)
1,000,000	0.690	10/15/25	960,577

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Goal Capital Funding Trust, Series 2010-1, Class A(a)(b) (3M USD LIBOR + 0.700%)
$217,490	3.697%	08/25/48	$217,048
Great Wolf Trust, Series 2019-WOLF, Class A(a)(b) (1M USD LIBOR + 1.034%)
3,250,000	3.425	12/15/36	3,180,819
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(a)(b) (3M USD LIBOR + 1.450%) (Cayman Islands)
500,000	4.232	11/30/32	493,268
Hayfin US Ltd., Series 2018-8A, Class A(a)(b) (3M USD LIBOR + 1.120%) (Cayman Islands)
3,000,000	3.830	04/20/31	2,945,385
Higher Education Funding I, Series 2014-1, Class A(a)(b) (3M USD LIBOR + 1.050%)
573,869	4.047	05/25/34	572,566
Honda Auto Receivables Owner Trust, Series 2019-4, Class A3
270,996	1.830	01/18/24	269,716
ICG US CLO Ltd., Series 2018-1A, Class A1R(a)(b) (3M USD LIBOR + 1.140%) (Cayman Islands)
678,801	3.878	10/19/28	671,377
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class ASB
151,169	2.702	12/15/47	150,500
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4(a)
821,089	3.994	01/15/46	816,276
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A5
2,529,000	3.664	07/15/45	2,502,191
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class ASB
228,019	3.566	02/15/47	225,762
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class A(a)(b) (1M USD LIBOR + 0.550%)
409,014	2.941	12/15/37	395,224
KnowledgeWorks Foundation, Series 2010-1, Class A(a) (3M USD LIBOR + 0.950%)
230,792	1.524	02/25/42	228,578
LCM XV LP, Series 2021-15A, Class AR2(a)(b) (3M USD LIBOR + 1.000%) (Cayman Islands)
2,300,000	3.710	07/20/30	2,267,195
LCM XX LP, Series 2018-20A, Class AR(a)(b) (3M USD LIBOR + 1.040%) (Cayman Islands)
733,734	3.750	10/20/27	727,562
Madison Park Funding Ltd., Series 2021-37A, Class AR(a)(b) (3M USD LIBOR + 1.070%) (Cayman Islands)
1,500,000	3.582	07/15/33	1,470,600
Madison Park Funding XLI Ltd., Series 2017-12A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
223,140	3.589	04/22/27	220,490
Marathon CLO Ltd., Series 2021-1A, Class AANR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
2,200,000	3.832	04/15/32	2,152,715
Master Credit Card Trust, Series 2021-1A, Class A(b) (Canada)
1,400,000	0.530	11/21/25	1,313,850
Mercedes-Benz Auto Lease Trust 2021-B, Series 2021-B, Class A3
850,000	0.400	11/15/24	822,705

Asset- Backed Securities – (continued)
Navient Student Loan Trust, Series 2016-6A, Class A2(a)(b) (1M USD LIBOR + 0.750%)
216,571	3.194	03/25/66	216,445
Nelnet Student Loan Trust, Series 2014-2A, Class A2(a)(b) (1M USD LIBOR + 0.600%)
230,633	3.044	03/25/30	230,459
Nelnet Student Loan Trust, Series 2014-4A, Class A1(a)(b) (1M USD LIBOR + 0.540%)
285,453	2.984	11/27/39	285,052
Nelnet Student Loan Trust, Series 2016-1A, Class A(a)(b) (1M USD LIBOR + 0.800%)
444,895	3.244	09/25/65	442,469
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b) (1M USD LIBOR + 0.700%)
83,970	3.144	12/26/31	83,262
NorthStar Student Loan Trust III, Series 2016-1, Class A(a)(b) (1M USD LIBOR + 1.250%)
965,312	3.694	05/27/36	966,748
ONE PARK Mortgage Trust, Series 2021-PARK, Class A(a)(b) (1M USD LIBOR + 0.700%)
908,000	3.091	03/15/36	875,635
OZLM Ltd., Series 2017-11A, Class A1R(a)(b) (3M USD LIBOR + 1.250%) (Cayman Islands)
247,297	4.032	10/30/30	244,239
Pennsylvania Higher Education Assistance Agency, Series 2009-1, Class A1(a) (3M USD LIBOR + 0.900%)
39,754	3.683	07/25/29	39,778
Regata Funding Ltd., Series 2021-1A, Class AR(a)(b) (3M USD LIBOR + 1.100%) (Cayman Islands)
2,000,000	3.612	10/15/32	1,953,976
Rhode Island Student Loan Authority, Series 2012-1, Class A1(a) (1M USD LIBOR + 0.900%)
800,135	3.464	07/01/31	799,323
Rhode Island Student Loan Authority, Series 2014-1, Class A1(a) (1M USD LIBOR + 0.700%)
123,263	3.264	10/02/28	122,622
Shackleton 2015-VIII CLO Ltd., Series 2017-8A, Class A2R(a)(b) (3M USD LIBOR + 0.920%) (Cayman Islands)
219,850	3.630	10/20/27	217,709
SLC Student Loan Trust, Series 2003-14, Class A6(a) (3M USD LIBOR + 0.300%)
66,098	3.083	07/25/25	66,034
SLC Student Loan Trust, Series 2005-3, Class A3(a) (3M USD LIBOR + 0.120%)
339,205	1.949	06/15/29	336,999
SLC Student Loan Trust, Series 2005-5, Class A4(a) (3M USD LIBOR + 0.140%)
456,471	2.923	10/25/28	451,165
SLC Student Loan Trust, Series 2007-1, Class A4(a) (3M USD LIBOR + 0.060%)
1,371,298	2.965	05/15/29	1,347,334
SLC Student Loan Trust, Series 2010-1, Class A(a) (3M USD LIBOR + 0.875%)
300,770	3.872	11/25/42	300,404
SLM Student Loan Trust, Series 2003-11, Class A6(a)(b) (3M USD LIBOR + 0.550%)
33,006	2.379	12/15/25	32,985

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Asset- Backed Securities – (continued)
SLM Student Loan Trust, Series 2004-1, Class A4(a) (3M USD LIBOR + 0.260%)
$38,046	3.043%		10/27/25	$37,999
SLM Student Loan Trust, Series 2005-7, Class A4(a) (3M USD LIBOR + 0.150%)
152,481	2.933		10/25/29	151,473
SLM Student Loan Trust, Series 2018-10, Class A7B(a)(b) (3M USD LIBOR + 0.600%)
107,998	3.383		10/25/29	106,951
SOUND POINT CLO XXII Ltd., Series 2019-1A, Class AR(a)(b) (3M USD LIBOR + 1.080%) (Cayman Islands)
600,000	3.790		01/20/32	588,274
South Carolina Student Loan Corp., Series 2014-1, Class A1(a) (1M USD LIBOR + 0.750%)
107,142	3.123		05/01/30	106,872
State of Illinois
567,273	4.950		06/01/23	569,943
STWD Trust, Series 2021-FLWR, Class A(a)(b) (1M USD LIBOR + 0.577%)
1,350,000	2.968		07/15/36	1,296,054
TCW CLO 2019-2 Ltd., Series 2022-2A, Class A1R(a)(b) (3M U.S. T-Bill MMY + 1.280%) (Cayman Islands)
3,500,000	3.757		10/20/32	3,455,190
TCW CLO AMR Ltd., Series 2021-1A, Class ASNR(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
1,100,000	4.142		08/16/34	1,072,940
TCW CLO Ltd., Series 2022-1A, Class A1(a)(b) (3M U.S. T-Bill MMY + 1.340%) (Cayman Islands)
3,500,000	2.087		04/22/33	3,431,971
Tralee CLO II Ltd., Series 2017-1A, Class AR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
359,386	4.030		07/20/29	355,981
Trimaran Cavu Ltd., Series 2021-1A, Class A(a)(b) (3M USD LIBOR + 1.210%) (Cayman Islands)
1,000,000	3.993		04/23/32	978,846
Trysail CLO Ltd., Series 2021-1A, Class A1(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
3,000,000	4.030		07/20/32	2,940,390
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class AAB
46,437	2.687		03/10/46	46,250
Voya CLO 2019-2 Ltd., Series 2019-2A, Class A(a)(b) (3M USD LIBOR + 1.270%) (Cayman Islands)
700,000	3.980		07/20/32	687,658
Voya CLO Ltd., Series 2015-1A, Class A1R(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
207,785	3.640		01/18/29	205,719
Wells Fargo Commercial Mortgage Trust 2015-C31, Series 2015-C31, Class ASB
90,765	3.487		11/15/48	88,860
Zais CLO Ltd., Series 2021-15A, Class A1R(a)(b) (3M USD LIBOR + 1.350%) (Cayman Islands)
1,000,000	4.143		07/28/32	980,985

TOTAL ASSET- BACKED SECURITIES
(Cost $96,011,359)				$93,929,894

Foreign Corporate Debt – 17.5%
Banks – 14.9%
ANZ New Zealand Int’l Ltd/London(a)(b) (New Zealand)
(SOFR + 0.600%)
$500,000	2.895%		02/18/25	$501,205
Banco Santander SA (Spain)
(3M USD LIBOR + 1.090%)
800,000	4.048	(a)	02/23/23	800,844
(SOFR + 1.240%)
1,600,000	3.535	(a)	05/24/24	1,600,294
200,000	3.892		05/24/24	198,142
(US 1 Year CMT T-Note + 0.450%)
1,000,000	0.701	(a)	06/30/24	967,592
Bank of Montreal, MTN(a) (Canada)
(SOFRINDX + 0.680%)
1,450,000	2.479		03/10/23	1,449,866
(SOFRINDX + 0.465%)
3,000,000	2.582		01/10/25	2,945,288
Bank of Nova Scotia (The)(a) (Canada)
(SOFRINDX + 0.550%)
3,067,000	2.433		09/15/23	3,056,752
(SOFRINDX + 0.960%)
1,400,000	2.770		03/11/24	1,395,560
Bank of Nova Scotia (The)(a), Series FRN (Canada)
(SOFRINDX + 0.445%)
425,000	2.614		04/15/24	420,163
Banque Federative du Credit Mutuel SA(b) (France)
253,000	2.125		11/21/22	252,431
1,298,000	0.650		02/27/24	1,230,200
Barclays PLC(a) (United Kingdom)
(3M USD LIBOR + 1.356%)
1,161,000	4.338		05/16/24	1,155,351
BPCE SA(a)(b) (France)
(SOFR + 0.570%)
1,100,000	2.731		01/14/25	1,082,174
Canadian Imperial Bank of Commerce(a) (Canada)
(SOFR + 0.800%)
1,395,000	2.751		03/17/23	1,402,710
(SOFR + 0.940%)
2,433,000	3.043		04/07/25	2,402,564
Cooperatieve Rabobank UA(a) (Netherlands)
(SOFRINDX + 0.380%)
1,185,000	2.497		01/10/25	1,166,879
Credit Suisse AG(a), Series FRN (Switzerland)
(SOFRINDX + 1.260%)
3,000,000	3.555		02/21/25	2,945,567
Deutsche Bank AG, Series E (Germany)
512,000	0.962		11/08/23	491,478
(SOFR + 0.500%)
2,665,000	2.794	(a)	11/08/23	2,644,069
Federation des Caisses Desjardins du Quebec(a)(b) (Canada)
(SOFR + 0.430%)
1,895,000	2.725		05/21/24	1,867,426
HSBC Holdings PLC(a) (United Kingdom)
(3M USD LIBOR + 0.923%)
1,000,000	3.033		11/22/23	996,588
(SOFR + 0.580%)
1,713,000	2.875		11/22/24	1,671,609

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
ING Groep NV (Netherlands)
$1,402,000	3.550%		04/09/24	$1,386,169
Intesa Sanpaolo SpA(b) (Italy)
500,000	3.375		01/12/23	497,266
Lloyds Banking Group PLC (United Kingdom)
1,367,000	4.050		08/16/23	1,365,605
(3M USD LIBOR + 0.810%)
2,020,000	2.907	(a)	11/07/23	2,014,106
(US 1 Year CMT T-Note + 0.550%)
1,192,000	0.695	(a)	05/11/24	1,157,847
Macquarie Bank Ltd.(b) (Australia)
400,000	2.100		10/17/22	399,312
818,000	0.441		12/16/22	810,676
Macquarie Group Ltd.(a)(b) (Australia)
(3M USD LIBOR + 1.330%)
1,863,000	4.150		03/27/24	1,859,684
Mitsubishi UFJ Financial Group, Inc.(a) (Japan)
(SOFR + 1.650%)
2,662,000	3.856		07/18/25	2,674,665
Mizuho Financial Group, Inc.(a) (Japan)
(SOFR + 1.252%)
1,358,000	1.241		07/10/24	1,319,069
National Australia Bank Ltd.(a)(b) (Australia)
(SOFR + 0.380%)
2,300,000	2.506		01/12/25	2,271,086
National Bank of Canada(a) (Canada)
(SOFR + 0.490%)
655,000	2.784		08/06/24	645,742
Nationwide Building Society(b) (United Kingdom)
3,000,000	2.000		01/27/23	2,972,800
NatWest Group PLC (United Kingdom)
325,000	3.875		09/12/23	323,301
NatWest Markets PLC(b) (United Kingdom)
1,000,000	2.375		05/21/23	985,125
Royal Bank of Canada, GMTN(a) (Canada)
(SOFRINDX + 0.340%)
819,000	2.443		10/07/24	803,646
(SOFRINDX + 0.440%)
2,000,000	2.658		01/21/25	1,963,547
Societe Generale SA(b) (France)
1,133,000	4.250		09/14/23	1,128,862
Standard Chartered PLC(a)(b) (United Kingdom)
(SOFR + 1.250%)
2,591,000	3.411		10/14/23	2,593,428
Sumitomo Mitsui Financial Group, Inc.(a) (Japan)
(3M USD LIBOR + 0.740%)
1,020,000	3.478		01/17/23	1,021,359
Sumitomo Mitsui Trust Bank Ltd.(a)(b) (Japan)
(SOFR + 0.440%)
1,854,000	2.282		09/16/24	1,831,170
Swedbank AB(b) (Sweden)
700,000	1.300		06/02/23	686,353
Toronto-Dominion Bank (The), MTN(a) (Canada)
(SOFR + 0.910%)
1,781,000	2.675		03/08/24	1,776,577
(SOFR + 0.410%)
4,000,000	2.527		01/10/25	3,915,881

Foreign Corporate Debt – (continued)
Banks – (continued)
UBS AG/London(a)(b) (Switzerland)
(SOFR + 0.360%)
702,000	2.654		02/09/24	697,908
(SOFR + 0.450%)
769,000	2.744		08/09/24	762,448
(SOFR + 0.470%)
3,500,000	2.622		01/13/25	3,452,892
Westpac Banking Corp.(a) (Australia)
(SOFR + 0.300%)
1,186,000	2.595		11/18/24	1,172,962

				75,134,238

Capital Goods – 0.1%
Siemens Financieringsmaatschappij NV(a)(b) (Germany) (SOFR + 0.430%)
620,000	2.240		03/11/24	619,091

Consumer Cyclical – 1.0%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.530%)
710,000	2.582	(a)(b)	04/01/24	707,206
(SOFRINDX + 0.840%)
1,231,000	2.892	(a)(b)	04/01/25	1,228,365
Mercedes-Benz Finance North America LLC(b) (Germany)
1,000,000	1.750		03/10/23	989,011
Volkswagen Group of America Finance LLC (Germany)
993,000	0.750	(b)	11/23/22	986,810
(SOFR + 0.950%)
1,000,000	3.246	(a)(b)	06/07/24	997,586

				4,908,978

Energy – 0.6%
Enbridge, Inc. (Canada)
(SOFR + 0.400%)
1,924,000	2.695	(a)	02/17/23	1,917,150
726,000	0.550		10/04/23	698,088
(SOFRINDX + 0.630%)
344,000	2.925	(a)	02/16/24	341,215

				2,956,453

Food and Beverage – 0.4%
Coca-Cola Europacific Partners PLC(b) (United Kingdom)
1,917,000	0.500		05/05/23	1,869,445
Heineken NV(b) (Netherlands)
298,000	2.750		04/01/23	296,119

				2,165,564

Metals and Mining – 0.1%
Glencore Finance Canada Ltd.(b) (Australia)
366,000	4.250		10/25/22	366,264

Mining – 0.2%
Anglo American Capital PLC(b) (South Africa)
1,040,000	4.125		09/27/22	1,039,715

Wireless – 0.2%
NTT Finance Corp.(b) (Japan)
1,007,000	0.373		03/03/23	989,881

TOTAL FOREIGN CORPORATE DEBT
(Cost $89,144,787)				$88,180,184

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Notes – 3.1%(c)
U.S. Treasury Floating Rate Notes (3M USD T-Bill + 0.054%)
$3,698,000	2.935%	04/30/23	$3,701,072
11,200,000	2.936	10/31/23	11,205,317
700,000	2.886 (c)	01/31/24	699,655

TOTAL U.S. TREASURY NOTES
(Cost $15,600,519)			$15,606,044

Certificate of Deposits – 1.7%(c)
Credit Suisse AG
$2,000,000	0.590%	03/17/23	$1,955,545
Lloyds Bank Corporate Markets PLC
(SOFR + 0.540%)
1,395,000	2.830	01/31/24	1,383,222
Standard Chartered Bank (SOFR + 0.420%)
1,972,000	2.710	07/28/23	1,969,707
Svenska Handelsbanken
1,248,000	2.000	03/22/23	1,232,882
Svenska Handelsbanken AB-New York Branch
1,160,000	2.795	05/25/23	1,150,268
Toronto Dominion Bk
814,000	4.070	07/18/23	813,284

TOTAL CERTIFICATE OF DEPOSITS
(Cost $8,588,155)			$8,504,908

U.S. Treasury Bills – 1.3%(c)
U.S. Treasury Bills
$5,000,000	2.665%	10/25/22	$4,980,631
1,500,000	2.510	12/29/22	1,485,241

TOTAL U.S. TREASURY BILLS
(Cost $6,468,191)			$6,465,872

U.S. Government Agency Obligations – 1.2%(c)
Federal Home Loan Bank Discount Notes
$1,000,000	1.312%	09/07/22	$999,411
5,000,000	1.858	09/16/22	4,995,219

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,995,930)			$5,994,630

Shares	Dividend Rate	Value

Investment Company – 0.8%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,270,757	2.154%	$4,270,757
(Cost $4,270,757)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 2.9%
Commercial Papers – 2.9%
Alimentation Couche-Tard, Inc.
$1,907,000	2.780%	09/01/22	$1,906,867
BASF SE
2,258,000	1.738	09/06/22	2,257,119
Ciesco LLC
2,155,000	3.625	02/07/23	2,121,447
Entergy Corp.
1,284,000	3.065	10/17/22	1,279,390
Mitsubishi UFJ Trust and Banking Corp.
2,206,000	2.880	10/17/22	2,199,007
Raytheon Technologies
1,200,000	3.153	10/24/22	1,194,516
Royal Bank Of Canada
722,000	4.139	07/14/23	696,044
Westpac Banking Corp.
3,000,000	3.109	12/28/22	2,970,210

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,625,070)			$14,624,600

TOTAL INVESTMENTS – 99.5%
(Cost $506,595,000)			$501,062,775

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			2,133,783

NET ASSETS – 100.0%			$503,196,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2022.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Index
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
SOFRINDX	— Secured Overnight Financing Rate Index

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

August 31, 2022

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $35,614,273, $145,560,937, $182,183,611 and $16,865,367, respectively)	$31,413,565	$129,241,764	$163,057,391	$15,914,982

Investments in affiliated issuers, at value (cost $483,412, $3,157,357, $350,717 and $155,769, respectively)	483,412	3,157,357	350,717	155,769

Cash	248,399	31,097	58,435	56,319

Foreign currency, at value (cost $48, $—, $— and $—, respectively)	48	—	—	—

Receivables:

Dividends and interest	488,793	2,060,530	140,296	137,272

Investments sold	43,987	—	2,816,849	—

Reimbursement from investment adviser	14,875	—	—	—

Fund shares sold	—	8,541,322	—	—

Total assets	32,693,079	143,032,070	166,423,688	16,264,342

Liabilities:

Payables:

Investments purchased	216,334	8,485,330	1,034,649	—

Management fees	14,499	37,386	16,995	1,898

Total liabilities	230,833	8,522,716	1,051,644	1,898

Net Assets:

Paid-in capital	40,951,820	152,348,893	183,838,526	17,346,806

Total distributable loss	(8,489,574)	(17,839,539)	(18,466,482)	(1,084,362)

NET ASSETS	$32,462,246	$134,509,354	$165,372,044	$16,262,444
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	800,000	3,150,000	3,200,000	350,000

Net asset value per share:	$40.58	$42.70	$51.68	$46.46

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $716,580,739, $3,088,653,623, $459,022,877 and $502,324,243, respectively)	$625,755,829	$3,083,578,297	$427,689,858	$496,792,018

Investments in affiliated issuers, at value (cost $1,956,966, $—, $99,745,844 and $4,270,757, respectively)	1,956,966	—	99,745,844	4,270,757

Cash	206,516	7,127,416	8,599,597	1,550,880

Receivables:

Fund shares sold	23,036,419	55,910,557	—	—

Dividends and interest	6,733,029	1,230,311	1,988,156	1,420,176

Investments sold	—	15,606,307	32,762,758	463,290

Reimbursement from investment adviser	—	48,981	—	17,138

Total assets	657,688,759	3,163,501,869	570,786,213	504,514,259

Liabilities:

Payables:

Investments purchased	23,074,253	76,097,525	137,643,224	1,232,783

Management fees	73,659	342,868	38,381	84,918

Fund shares redeemed	11,230	—	—	—

Total liabilities	23,159,142	76,440,393	137,681,605	1,317,701

Net Assets:

Paid-in capital	729,809,789	3,092,217,618	475,091,571	508,923,042

Total distributable loss	(95,280,172)	(5,156,142)	(41,986,963)	(5,726,484)

NET ASSETS	$634,529,617	$3,087,061,476	$433,104,608	$503,196,558
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	13,850,000	30,920,000	10,100,000	10,075,000

Net asset value per share:	$45.81	$99.84	$42.88	$49.95

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Access Emerging Markets USD Bond ETF*	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Investment income:

Interest	$1,654,573	$9,004,419	$11,866,961	$295,051

Dividends from Affiliated Underlying Funds	1,790	13,683	1,721	371

Total investment income	1,656,363	9,018,102	11,868,682	295,422

Expenses:

Management fees	131,894	595,618	197,206	19,888

Trustee fees	—	13,931	13,688	9,437

Shareholder meeting expense	—	226	—	—

Total expenses	131,894	609,775	210,894	29,325

Less — expense reductions	(131,894)	(3,365)	(462)	(166)

Net expenses	—	606,410	210,432	29,159

NET INVESTMENT INCOME	1,656,363	8,411,692	11,658,250	266,263

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,479,348)	(110,328)	(1,528,353)	(109,743)

In-kind redemptions	(2,551,971)	(7,200,541)	644,906	(458,649)

Foreign currency transactions	(9)	—	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(4,200,708)	(22,228,548)	(22,100,414)	(1,047,201)

Net realized and unrealized loss	(11,232,036)	(29,539,417)	(22,983,861)	(1,615,593)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,575,673)	$(21,127,725)	$(11,325,611)	$(1,349,330)

*	For the period February 15, 2022 (commencement of operations) through August 31, 2022.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Investment income:

Interest	$19,158,029	$13,918,423	$4,343,248	$4,697,379

Dividends from Affiliated Underlying Funds	9,838	—	444,735	41,966

Total investment income	19,167,867	13,918,423	4,787,983	4,739,345

Expenses:

Management fees	986,398	2,966,392	407,643	815,149

Trustee fees	29,527	66,487	16,478	20,377

Shareholder meeting expense	848	—	—	408

Total expenses	1,016,773	3,032,879	424,121	835,934

Less — expense reductions	(4,073)	(433,268)	(113,493)	(191,061)

Net expenses	1,012,700	2,599,611	310,628	644,873

NET INVESTMENT INCOME	18,155,167	11,318,812	4,477,355	4,094,472

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(5,012,076)	(3,944,724)	(11,130,499)	(195,941)

In-kind redemptions	(18,214,513)	(266,579)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(114,811,678)	(5,114,563)	(30,653,086)	(6,100,886)

Net realized and unrealized loss	(138,038,267)	(9,325,866)	(41,783,585)	(6,296,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,883,100)	$1,992,946	$(37,306,230)	$(2,202,355)

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF
	For the Period February 15, 2022* to August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$1,656,363	$8,411,692	$8,132,934

Net realized gain (loss)	(7,031,328)	(7,310,869)	2,218,432

Net change in unrealized gain (loss)	(4,200,708)	(22,228,548)	2,202,441

Net increase (decrease) in net assets resulting from operations	(9,575,673)	(21,127,725)	12,553,807

Distributions to shareholders:

From distributable earnings	(1,465,872)	(8,962,167)	(8,366,688)

From share transactions:

Proceeds from sales of shares	80,817,061	114,021,025	139,703,025

Cost of shares redeemed	(37,313,270)	(181,256,065)	(62,403,184)

Net increase (decrease) in net assets resulting from share transactions	43,503,791	(67,235,040)	77,299,841

TOTAL INCREASE (DECREASE)	32,462,246	(97,324,932)	81,486,960

Net assets:

Beginning of period	$—	$231,834,286	$150,347,326

End of period	$32,462,246	$134,509,354	$231,834,286

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$11,658,250	$3,362,212	$266,263	$227,413

Net realized gain (loss)	(883,447)	589,140	(568,392)	62,974

Net change in unrealized gain (loss)	(22,100,414)	1,158,564	(1,047,201)	10,754

Net increase (decrease) in net assets resulting from operations	(11,325,611)	5,109,916	(1,349,330)	301,141

Distributions to shareholders:

From distributable earnings	(10,540,936)	(2,396,273)	(290,343)	(264,880)

From share transactions:

Proceeds from sales of shares	93,221,061	122,145,094	9,666,322	5,036,236

Cost of shares redeemed	(52,293,928)	(9,877,024)	(21,931,891)	(2,522,177)

Net increase (decrease) in net assets resulting from share transactions	40,927,133	112,268,070	(12,265,569)	2,514,059

TOTAL INCREASE (DECREASE)	19,060,586	114,981,713	(13,905,242)	2,550,320

Net assets:

Beginning of year	$146,311,458	$31,329,745	$30,167,686	$27,617,366

End of year	$165,372,044	$146,311,458	$16,262,444	$30,167,686

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF		Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income (loss)	$18,155,167	$16,836,103	$11,318,812	$(388,830)

Net realized gain (loss)	(23,226,589)	16,915,546	(4,211,303)	831,348

Net change in unrealized loss	(114,811,678)	(19,284,757)	(5,114,563)	(973,717)

Net increase (decrease) in net assets resulting from operations	(119,883,100)	14,466,892	1,992,946	(531,199)

Distributions to shareholders:

From distributable earnings	(18,399,303)	(17,024,132)	(6,806,393)	(8,240,322)

From return of capital	—	—	—	(1,363,154)

Total distributions to shareholders	(18,399,303)	(17,024,132)	(6,806,393)	(9,603,476)

From share transactions:

Proceeds from sales of shares	311,310,364	567,153,110	2,207,541,510	382,587,046

Cost of shares redeemed	(314,616,517)	(431,055,691)	(973,326,888)	(1,560,188,346)

Net increase (decrease) in net assets resulting from share transactions	(3,306,153)	136,097,419	1,234,214,622	(1,177,601,300)

TOTAL INCREASE (DECREASE)	(141,588,556)	133,540,179	1,229,401,175	(1,187,735,975)

Net assets:

Beginning of year	$776,118,173	$642,577,994	$1,857,660,301	$3,045,396,276

End of year	$634,529,617	$776,118,173	$3,087,061,476	$1,857,660,301

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Aggregate Bond ETF		Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2022	For the Period September 8, 2020* to August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$4,477,355	$1,213,438	$4,094,472	$1,296,998

Net realized gain (loss)	(11,130,499)	31,006	(195,941)	188,583

Net change in unrealized loss	(30,653,086)	(679,933)	(6,100,886)	(199,281)

Net increase (decrease) in net assets resulting from operations	(37,306,230)	564,511	(2,202,355)	1,286,300

Distributions to shareholders:

From distributable earnings	(3,918,777)	(1,271,774)	(4,021,476)	(1,622,329)

From share transactions:

Proceeds from sales of shares	254,499,846	235,354,179	290,217,807	209,360,754

Cost of shares redeemed	—	(14,817,147)	(111,670,925)	(27,915,904)

Net increase in net assets resulting from share transactions	254,499,846	220,537,032	178,546,882	181,444,850

TOTAL INCREASE	213,274,839	219,829,769	172,323,051	181,108,821

Net assets:

Beginning of period	$219,829,769	$—	$330,873,507	$149,764,686

End of period	$433,104,608	$219,829,769	$503,196,558	$330,873,507

*	Commencement of operations.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Access Emerging Markets USD Bond ETF
	For the Period February 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$49.68

Net investment income(a)	1.33

Net realized and unrealized loss	(9.29)

Total loss from investment operations	(7.96)

Distributions to shareholders from net investment income	(1.14)

Net asset value, end of period	$40.58

Market price, end of period	$40.13

Total Return at Net Asset Value(b)	(16.11)%

Net assets, end of period (in 000’s)	$32,462

Ratio of net expenses to average net assets	0.00	%(c)

Ratio of total expenses to average net assets	0.45	%(c)

Ratio of net investment income to average net assets	5.67	%(c)

Portfolio turnover rate(d)	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31,				For the Period September 5, 2017* to August 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.40	$49.29	$49.42	$48.86	$49.92

Net investment income(a)	2.21	2.24	2.49	2.75	2.41

Net realized and unrealized gain (loss)	(7.63)	1.15	(0.15)	0.61	(1.21)

Total gain (loss) from investment operations	(5.42)	3.39	2.34	3.36	1.20

Distributions to shareholders from net investment income	(2.28)	(2.28)	(2.47)	(2.80)	(2.26)

Net asset value, end of period	$42.70	$50.40	$49.29	$49.42	$48.86

Market price, end of period	$42.28	$50.38	$49.23	$49.24	$48.82

Total Return at Net Asset Value(b)	(11.07)%	7.05%	4.94%	7.20%	2.58%

Net assets, end of period (in 000’s)	$134,509	$231,834	$150,347	$76,602	$46,413

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.34%	0.34	%(c)

Ratio of net investment income to average net assets	4.69%	4.49%	5.15%	5.67%	4.93	%(c)

Portfolio turnover rate(d)	15%	22%	22%	23%	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31,			For the Period October 2, 2018* to August 31, 2019
	2022	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$58.52	$56.96	$53.11	$50.00

Net investment income(a)	3.70	2.85	0.33	1.27

Net realized and unrealized gain (loss)	(7.14)	0.30	4.18	2.98

Total gain (loss) from investment operations	(3.44)	3.15	4.51	4.25

Distributions to shareholders from net investment income	(3.40)	(1.59)	(0.61)	(1.14)

Distributions to shareholders from net realized gains	—	—	(0.04)	—

Distributions to shareholders from return of capital	—	—	(0.01)	—

Total distributions to shareholders	(3.40)	(1.59)	(0.66)	(1.14)

Net asset value, end of period	$51.68	$58.52	$56.96	$53.11

Market price, end of period	$51.64	$58.54	$57.00	$53.08

Total Return at Net Asset Value(b)	(6.08)%	5.62%	8.57%	8.61%

Net assets, end of period (in 000’s)	$165,372	$146,311	$31,330	$7,966

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12	%(c)

Ratio of net investment income to average net assets	6.63%	4.96%	0.61%	2.74	%(c)

Portfolio turnover rate(d)	18%	56%	43%	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31,		For the Period July 7, 2020* to August 31, 2020
	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$50.28	$50.21	$49.89

Net investment income(a)	0.62	0.41	0.06

Net realized and unrealized gain (loss)	(3.77)	0.14	0.29

Total gain (loss) from investment operations	(3.15)	0.55	0.35

Distributions to shareholders from net investment income	(0.67)	(0.48)	(0.03)

Net asset value, end of period	$46.46	$50.28	$50.21

Market price, end of period	$46.38	$50.30	$50.28

Total Return at Net Asset Value(b)	(6.30)%	1.10%	0.70%

Net assets, end of period (in 000’s)	$16,262	$30,168	$27,617

Ratio of net expenses to average net assets	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	1.27%	0.82%	0.73	%(c)

Portfolio turnover rate(d)	45%	32%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$55.24	$55.39	$52.87	$48.31	$50.28

Net investment income(a)	1.27	1.26	1.59	1.74	1.55

Net realized and unrealized gain (loss)	(9.43)	(0.14)	2.54	4.52	(2.09)

Total gain (loss) from investment operations	(8.16)	1.12	4.13	6.26	(0.54)

Distributions to shareholders from net investment income	(1.27)	(1.27)	(1.61)	(1.70)	(1.43)

Net asset value, end of year	$45.81	$55.24	$55.39	$52.87	$48.31

Market price, end of year	$45.61	$55.19	$55.47	$52.90	$48.28

Total Return at Net Asset Value(b)	(14.96)%	2.07%	7.95%	13.35%	(1.04)%

Net assets, end of year (in 000’s)	$634,530	$776,118	$642,578	$526,049	$258,462

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	2.50%	2.30%	3.00%	3.54%	3.18%

Portfolio turnover rate(c)	12%	11%	9%	13%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$100.09	$100.44	$100.38	$100.16	$100.10

Net investment income (loss)(a)	0.52	(0.02)	1.13	2.23	1.48

Net realized and unrealized gain (loss)	(0.51)	(0.01)	0.29	0.15	(0.13)

Total gain (loss) from investment operations	0.01	(0.03)	1.42	2.38	1.35

Distributions to shareholders from net investment income	(0.26)	(0.27)	(1.36)	(2.16)	(1.29)

Distributions to shareholders from return of capital	—	(0.05)	—	—	—

Total distributions to shareholders	(0.26)	(0.32)	(1.36)	(2.16)	(1.29)

Net asset value, end of year	$99.84	$100.09	$100.44	$100.38	$100.16

Market price, end of year	$99.88	$100.08	$100.45	$100.40	$100.18

Total Return at Net Asset Value(b)	0.01%	(0.03)%	1.42%	2.40%	1.37%

Net assets, end of year (in 000’s)	$3,087,061	$1,857,660	$3,045,396	$3,174,026	$1,642,627

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income (loss) to average net assets	0.52%	(0.02)%	1.13%	2.22%	1.48%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31, 2022	For the Period September 8, 2020* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$49.40	$50.03

Net investment income(a)	0.67	0.37

Net realized and unrealized loss	(6.62)	(0.63)

Total loss from investment operations	(5.95)	(0.26)

Distributions to shareholders from net investment income	(0.57)	(0.37)

Net asset value, end of period	$42.88	$49.40

Market price, end of period	$42.93	$49.38

Total Return at Net Asset Value(b)	(12.12)%	(0.52)%

Net assets, end of period (in 000’s)	$433,105	$219,827

Ratio of net expenses to average net assets	0.10%	0.11	%(c)

Ratio of total expenses to average net assets	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	1.48%	0.77	%(c)

Portfolio turnover rate(d)	522%	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31,			For the Period April 15, 2019* to August 31, 2019
	2022	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$50.71	$50.77	$50.49	$50.00

Net investment income(a)	0.49	0.28	0.73	0.52

Net realized and unrealized gain (loss)	(0.79)	0.02	0.42	0.34

Total gain (loss) from investment operations	(0.30)	0.30	1.15	0.86

Distributions to shareholders from net investment income	(0.46)	(0.36)	(0.87)	(0.37)

Net asset value, end of period	$49.95	$50.71	$50.77	$50.49

Market price, end of period	$49.95	$50.71	$50.78	$50.51

Total Return at Net Asset Value(b)	(0.58)%	0.59%	2.28%	1.75%

Net assets, end of period (in 000’s)	$503,197	$330,874	$149,765	$15,148

Ratio of net expenses to average net assets	0.15%	0.16%	0.16%	0.16	%(c)

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	0.98%	0.55%	1.45%	2.72	%(c)

Portfolio turnover rate(d)	37%	51%	63%	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access Emerging Markets USD Bond ETF (“Access Emerging Markets USD Bond ETF”)*	Diversified
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (“Access Investment Grade Corporate 1-5 Year Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access U.S. Aggregate Bond ETF (“Access U.S. Aggregate Bond ETF”)	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)	Diversified

*	Commencement of operations on February 15, 2022.

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Emerging Markets USD Bond ETF, Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

133

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

134

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

135

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2022:

ACCESS EMERGING MARKETS USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$26,913,327	$—

Corporate Obligations	—	4,500,238	—

Investment Company	483,412	—	—

Total	$483,412	$31,413,565	$—

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$122,064,107	$—

Foreign Bonds	—	7,177,657	—

Investment Company	3,157,357	—	—

Total	$3,157,357	$129,241,764	$—

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$163,057,391	$—	$—

Investment Company	350,717	—	—

Total	$163,408,108	$—	$—

ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$12,949,090	$—

Foreign Bonds	—	2,965,892	—

Investment Company	155,769	—	—

Total	$155,769	$15,914,982	$—

136

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$495,727,179	$—

Foreign Corporate Debt	—	130,028,650	—

Investment Company	1,956,966	—	—

Total	$1,956,966	$625,755,829	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$2,605,435,586	$—	$—

U.S. Treasury Notes	478,142,711	—	—

Total	$3,083,578,297	$—	$—

ACCESS U.S. AGGREGATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Notes	$141,612,026	$—	$—

Mortgage-Backed Securities	—	115,909,905	—

Corporate Obligations	—	88,257,334	—

U.S. Treasury Bonds	29,194,593	—	—

U.S. Treasury Obligations	23,029,637	—	—

Foreign Corporate Debt	—	21,568,902	—

Sovereign Debt Obligations	222,213	7,895,248	—

Investment Company	99,745,844	—	—

Total	$293,804,313	$233,631,389	$—

137

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$155,771,999	$—

Corporate Obligations	—	107,713,887	—

Asset- Backed Securities	—	93,929,894	—

Foreign Corporate Debt	—	88,180,184	—

U.S. Treasury Notes	15,606,044	—	—

Commercial Papers	—	14,624,600	—

Certificate of Deposits	—	8,504,908	—

U.S. Treasury Bills	6,465,872	—	—

U.S. Government Agency Obligations	—	5,994,630	—

Investment Company	4,270,757	—	—

Total	$26,342,673	$474,720,102	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the year ended August 31, 2022, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access Emerging Markets USD Bond ETF	0.45%	0.00%
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access U.S. Aggregate Bond ETF	0.14%	0.10%
Access Ultra Short Bond ETF	0.20%	0.15%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0%, 0.12% and 0.16% as an annual percentage rate of average daily net assets of the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 29, 2022 for Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF and through at least February 17, 2023 for Access Emerging Markets USD Bond ETF and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the year ended August 31, 2022, GSAM waived $131,555, $433,268 and $167,105 of the Funds’ management fees for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the year ended August 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Access Emerging Markets USD Bond ETF	$339
Access High Yield Corporate Bond ETF	3,365
Access Inflation Protected USD Bond ETF	462
Access Investment Grade Corporate 1-5 Year Bond ETF	166
Access Investment Grade Corporate Bond ETF	4,073
Access U.S. Aggregate Bond ETF	113,493
Access Ultra Short Bond ETF	23,956

B.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
Access Emerging Markets USD Bond ETF*	$—	$3,497,250	$(3,013,838)	$483,412	483,412	$1,790
Access High Yield Corporate Bond ETF	2,073,969	28,133,222	(27,049,834)	3,157,357	3,157,357	13,683
Access Inflation Protected USD Bond ETF	809,851	9,707,673	(10,166,807)	350,717	350,717	1,721
Access Investment Grade Corporate 1-5 Year Bond ETF	302,503	2,350,225	(2,496,959)	155,769	155,769	371
Access Investment Grade Corporate Bond ETF	2,549,254	49,995,844	(50,588,132)	1,956,966	1,956,966	9,838
Access U.S. Aggregate Bond ETF	51,438,327	138,532,687	(90,225,170)	99,745,844	99,745,844	444,735
Access Ultra Short Bond ETF	25,760,750	353,537,565	(375,027,558)	4,270,757	4,270,757	41,966

*	Commencement of operations on February 15, 2022.

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Notes to Financial Statements (continued)

August 31, 2022

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access Emerging Markets USD Bond ETF

	For the Period February 15, 2022* through August 31, 2022

	Shares	Dollars

Fund Share Activity
Shares Sold	1,700,000	$80,549,718
Shares Redeemed	(900,000)	(37,275,101)

NET INCREASE IN SHARES	800,000	$43,274,617
*	Commencement of operations.

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,450,000	$114,019,983	2,800,000	$139,660,429
Shares Redeemed	(3,900,000)	(181,106,517)	(1,250,000)	(62,218,811)

NET INCREASE/DECREASE IN SHARES	(1,450,000)	$(67,086,534)	1,550,000	$77,441,618

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,625,000	$93,221,061	2,125,000	$122,145,094
Shares Redeemed	(925,000)	(52,293,928)	(175,000)	(9,875,297)

NET INCREASE IN SHARES	700,000	$40,927,133	1,950,000	$112,269,797

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	200,000	$9,653,124	100,000	$5,036,236
Shares Redeemed	(450,000)	(21,925,146)	(50,000)	(2,519,551)

NET INCREASE/DECREASE IN SHARES	(250,000)	$(12,272,022)	50,000	$2,516,685

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,200,000	$311,310,364	10,300,000	$567,048,496
Shares Redeemed	(6,400,000)	(314,616,517)	(7,850,000)	(430,357,739)

NET INCREASE IN SHARES	(200,000)	$(3,306,153)	2,450,000	$136,690,757

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	22,100,000	$2,207,541,510	3,820,000	$382,587,046
Shares Redeemed	(9,740,000)	(973,326,888)	(15,580,000)	(1,560,188,346)

NET INCREASE/DECREASE IN SHARES	12,360,000	$1,234,214,622	(11,760,000)	$(1,177,601,300)

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Notes to Financial Statements (continued)

August 31, 2022

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Period September 8, 2020* through August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	5,650,000	$254,499,846	4,750,000	$235,376,922
Shares Redeemed	—	—	(300,000)	(14,751,161)

NET INCREASE IN SHARES	5,650,000	$254,499,846	4,450,000	$220,625,761

*	Commencement of operations.

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	5,775,000	$290,217,807	4,125,000	$209,360,754
Shares Redeemed	(2,225,000)	(111,670,925)	(550,000)	(27,915,904)

NET INCREASE IN SHARES	3,550,000	$178,546,882	3,575,000	$181,444,850

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2022, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Access Emerging Markets USD Bond ETF	$—	$82,101,557	$—	$17,090,657
Access High Yield Corporate Bond ETF	—	137,845,306	—	26,108,404
Access Inflation Protected USD Bond ETF	30,546,969	—	40,757,161	—
Access Investment Grade Corporate 1-5 Year Bond ETF	—	14,219,767	—	9,387,430
Access Investment Grade Corporate Bond ETF	—	381,205,925	—	87,839,105
Access U.S. Aggregate Bond ETF	473,180,163	1,366,842,419	337,596,693	1,249,643,147
Access Ultra Short Bond ETF	40,154,298	303,997,553	14,523,700	128,814,994

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the year ended August 31, 2022, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales
Access Emerging Markets USD Bond ETF	$—	$22,317,923
Access High Yield Corporate Bond ETF	—	178,278,060
Access Inflation Protected USD Bond ETF	93,086,362	52,276,332
Access Investment Grade Corporate 1-5 Year Bond ETF	—	16,556,877
Access Investment Grade Corporate Bond ETF	—	289,178,384

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$1,465,872	$8,962,167	$10,540,936	$290,343	$18,399,303	$6,806,393	$3,918,777	$4,021,476
Total taxable distributions	1,465,872	8,962,167	10,540,936	290,343	18,399,303	6,806,393	3,918,777	4,021,476
Return of Capital	$—	$—	$—	$—	$—	$—	$—	$—

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$8,366,688	$2,396,273	$264,880	$17,024,132	$8,240,322	$1,271,774	$1,622,329
Total taxable distributions	8,366,688	2,396,273	264,880	17,024,132	8,240,322	1,271,774	1,622,329
Return of Capital	$—	$—	$—	$—	$1,363,154	$—	$—

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Notes to Financial Statements (continued)

August 31, 2022

7. TAX INFORMATION (continued)

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Undistributed ordinary income — net	$192,043	$612,778	$2,079,661	$29,940	$1,573,374	$3,666,166	$876,371	$1,157,585
Total undistributed earnings	$192,043	$612,778	$2,079,661	$29,940	$1,573,374	$3,666,166	$876,371	$1,157,585
Capital loss carryforwards(1):
Perpetual Short-Term	$(4,458,678)	$(1,218,762)	$—	$—	$(510,596)	$(5,318)	$(544,294)	$(375,573)
Perpetual Long-Term	—	—	—	—	(52,401)	—	(93,028)	(9,825)
Timing differences (Post October Capital Loss Deferral)	$—	$(591,528)	$(916,813)	$(146,090)	$(4,518,995)	$(3,698,392)	$(10,786,231)	$(925,114)
Unrealized losses — net	(4,222,939)	(16,642,027)	(19,629,330)	(968,212)	(91,771,554)	(5,118,598)	(31,439,781)	(5,573,557)
Total accumulated losses net	$(8,489,574)	$(17,839,539)	$(18,466,482)	$(1,084,362)	$(95,280,172)	$(5,156,142)	$(41,986,963)	$(5,726,484)

(1)	The Access High Yield Corporate Bond ETF utilized $112,148 of capital losses in the current fiscal year.

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bonds ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Tax Cost	$36,119,916	$149,041,148	$183,037,438	$17,038,963	$719,484,349	$3,088,696,895	$558,875,483	$506,636,332
Gross unrealized gain	1,118	275,257	2,804	6,322	116,630	6,208	79,391	337,773
Gross unrealized loss	(4,224,057)	(16,917,284)	(19,632,134)	(974,534)	(91,888,184)	(5,124,806)	(31,519,172)	(5,911,330)
Net unrealized losses	$(4,222,939)	$(16,642,027)	$(19,629,330)	$(968,212)	$(91,771,554)	$(5,118,598)	$(31,439,781)	$(5,573,557)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales, and differences in tax treatment of market discount accretion and premium amortization, and inflation protected securities.

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7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Access Emerging Markets USD Bond ETF	$(2,551,971)	$2,551,971
Access High Yield Corporate Bond ETF	$(7,247,956)	$7,247,956
Access Inflation Protected USD Bond ETF	$374,855	$(374,855)
Access Investment Grade Corporate 1-5 Year Bond ETF	$(459,139)	$459,139
Access Investment Grade Corporate Bond ETF	$(18,330,979)	$18,330,979
Access Treasury 0-1 Year ETF	$(464,321)	$464,321
Access U.S. Aggregate Bond ETF	$—	$—
Access Ultra Short Bond ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. A Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. The FTSE Goldman Sachs Emerging Markets USD Bond Index, FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index and FTSE Goldman Sachs US Broad Bond Market Index are new and have limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to

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8. OTHER RISKS (continued)

the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Access Ultra Short Bond ETF) trading individually or in the aggregate at any point in time.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current

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Notes to Financial Statements (continued)

August 31, 2022

10. OTHER MATTERS (continued)

environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

148

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, and Goldman Sachs Access Ultra Short Bond ETF	For the year ended August 31, 2022	For the two years ended August 31, 2022	For each of the periods indicated therein
Goldman Sachs Access U.S. Aggregate Bond ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and for the period September 8, 2020 (commencement of operations) through August 31, 2021
Goldman Sachs Access Emerging Markets USD Bond ETF	For the period February 15, 2022 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test

149

basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

150

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Cheryl K. Beebe	264,924,160	15,294,512	0

Lawrence Hughes	279,548,931	669,741	0

John F. Killian	264,883,857	15,334,814	0

Steven D. Krichmar	279,552,751	665,920	0

Linda A. Lang	279,620,511	598,160	0

151

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Fund Expenses — Six Month Period Ended 8/31/2022 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

This example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2022 and held for the entire six months ended August 31, 2022, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access Emerging Markets USD Bond ETF				Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate 1-5 Year				Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF				Access U.S. Aggregate Bond ETF				Access Ultra Short Bond ETF
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Expenses Account 3/1/22	Bond ETF Ending Expenses Account 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Expenses Account 3/1/22	Bond ETF Ending Expenses Account 8/31/22		Expenses Paid*
Actual based on NAV	$1,000	$942.00		$0.00	$1,000	$917.08		$1.64	$1,000	$937.94		$0.59	$1,000	$965.23		$0.69	$1,000	$907.20		$0.67	$1,000	$1,001.28		$0.61	$1,000	$919.18		$0.48	$1,000	$997.74		$0.81
Hypothetical 5% return	$1,000	$1,025.21	+	$0.00	$1,000	$1,023.49	+	$1.73	$1,000	$1,024.60	+	$0.61	$1,000	$1,024.50	+	$0.71	$1,000	$1,024.50	+	$0.71	$1,000	$1,024.60	+	$0.61	$1,000	$1,024.70	+	$0.51	$1,000	$1,024.40	+	$0.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access Emerging Markets USD Bond ETF	0.00%
Access High Yield Corporate Bond ETF	0.34
Access Inflation Protected USD Bond ETF	0.12
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14
Access Investment Grade Corporate Bond ETF	0.14
Access Treasury 0-1 Year ETF	0.12
Access U.S. Aggregate Bond ETF	0.10
Access Ultra Short Bond ETF	0.16

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

153

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

154

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs - Tax Information (Unaudited)

During the fiscal year ended August 31, 2022, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF were designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 871(k) of the Internal Revenue Code, the Access Investment Grade Corporate 1-5 Year Bond ETF designate $6,687 as short-term capital gain dividends paid during the fiscal year ended August 31, 2022.

For the fiscal year ended August 31, 2022, the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF designate 100%, 97.82%, 100%, 100%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

156

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF

Effective from November 1, 2016 and solely for the purpose of marketing the Fund in the United Kingdom (“UK”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) identified itself as the alternative investment fund manager (“AIFM”) of the Fund. As AIFM, the Investment Adviser is responsible for complying with the UK marketing rules implementing the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “Directive”).

In accordance with these rules, the AIFM is required to make available an Annual Report for the financial year of the Fund, containing certain disclosures as set out in Article 22 and 23 of the Directive. The disclosures set out below are included to satisfy these requirements as they have not been disclosed elsewhere in this Annual Report.

I. Remuneration

The following disclosures are made in accordance with Article 107 of the EU Commission Delegated Regulation C (2012) 8370 in respect of the AIFM, which is part of The Goldman Sachs Group, Inc. (“GS Group”). GS Group’s global remuneration philosophy, structure and process for setting remuneration generally applies to employees of the AIFM in the same manner as other employees globally. References to the “firm” and “we” throughout this disclosure include GS Group and the AIFM and any subsidiaries and affiliates.

a. Remuneration Program Philosophy

The remuneration philosophy and the objectives of the remuneration program for the firm, including the AIFM, are reflected in GS Group’s Compensation principles as posted on the Goldman Sachs public website www.gs.com. Our compensation policy framework includes the following:

1.	We pay for performance – this is an absolute requirement under our compensation program and inherent in our culture.
2.	We structure compensation, especially at senior levels, to align with GS Group’s shareholders’ long-term interests.
3.	We use compensation as an important tool to attract, retain and motivate talent.
4.	We align total compensation with corporate performance over the period.

The AIFM’s remuneration program is intended to be flexible enough to allow responses to changes in market conditions, but grounded in a framework that maintains effective remuneration practices.

b. Remuneration Governance

The planning, implementation and revision of the compensation policy of the AIFM is subject to the oversight of the Compensation Committee of the Board of Directors of GS Group (the “GS Group Compensation Committee”), the ultimate parent of the AIFM.

The members of the Compensation Committee at the end of 2021 were M. Michele Burns (Chair), Drew G. Faust, Kimberley D. Harris, Ellen J. Kullman, Lakshmi N. Mittal and Adebayo O. Ogunlesi (ex-officio). None of the members of the Compensation Committee was an employee of the firm. All members of the Compensation Committee were “independent” within the meaning of the New York Stock Exchange Rules and the Group Board Policy on Director Independence.

The GS Group Compensation Committee has for several years recognised the importance of using an independent remuneration consultant that is appropriately qualified and that provides services solely to the GS Group Compensation Committee and not to the firm. The Compensation Committee continued to retain an independent remuneration consultant in 2021.

GS Group’s global process for setting variable remuneration (including the requirement to consider risk and compliance issues) applies to employees of the AIFM in the same way as to employees of other entities and in other regions and is subject to oversight by the senior management of the firm in the region.

c. Link Between Pay and Performance

Annual remuneration for employees is generally comprised of fixed and variable remuneration. The AIFM’s remuneration practices provide for variable remuneration determinations to be made on a discretionary basis. Variable remuneration is based on multiple factors and is not set as a fixed percentage of revenue or by reference to any other formula. Firmwide performance is a key factor in determining variable remuneration.

d. Performance Measurement

Year-end variable remuneration is determined through a discretionary process that relies on certain qualitative and quantitative metrics (amongst other factors) against which we assess performance at year-end. We do not set specific goals, targets or other objectives for purposes of determining year-end variable remuneration nor do we set an initial remuneration pool that is adjusted for any such goals, targets or other objectives. Such metrics are not formulaic nor given any specific weight. In addition, employees are evaluated annually as part of the performance review feedback process.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF (continued)

e. Risk Adjustment

Prudent risk management is a hallmark of both the firm’s and AIFM’s culture and sensitivity to risk and risk management are key elements in assessing employee performance, including as part of the performance review feedback process noted above.

We take risk into account in setting the amount and form of variable remuneration for employees. We provide guidelines to assist compensation managers when applying discretion during the remuneration process to promote consistent consideration of the different metrics/factors considered during the remuneration process. Further, to ensure the independence of control function employees, remuneration for those employees is not determined by individuals in revenue-producing positions but rather by the management of the relevant control function.

f. Structure of Remuneration

1.	Fixed Remuneration
2.	Variable Remuneration: For employees with total and variable remuneration above a specific threshold, variable remuneration is generally paid in a combination of cash and equity-based remuneration. In general, the portion paid in the form of an equity-based award increases as variable remuneration increases.

g. Total Remuneration

Staff remuneration for the financial period ending December 31, 2021:

Total remuneration for the financial year ending December 31, 2021 paid by the AIFM to 15 staff in respect of the management of the assets of the Fund	US$47,166, made up of: • US$20,825 fixed remuneration • US$26,341 variable remuneration
Which includes:
(a) Remuneration paid by the AIFM to senior management	US$20,500
(b) Remuneration paid by the AIFM to other staff members whose actions have a material impact on the risk profile of the Fund	US$26,666

The remuneration figures above:

1.	relate to the proportion of time spent by those staff on the management of the assets of the Fund; and
2.	do not include figures for those staff whose activities may impact the Fund but who provide services through other affiliates of the AIFM.

II. Risk Management

The current risk profile of the Fund and the risk management framework employed by the AIFM to manage those risks are outlined in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager’s risk management function will seek to ensure that the risk profile disclosed to investors is consistent with applicable risk limits, monitor compliance with those risk limits, promptly notify the risk management component of the portfolio management team managing the portfolio of any inconsistency, or risk or inconsistency, between the risk profile and risk limits.

III. Material Changes

Article 22 of the Directive requires disclosure of any material changes in the information listed in Article 23 of the Directive.

In respect of the period ended December 31, 2021, there have been no material changes to the information listed in Article 23 of the Directive.

158

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access U.S. Aggregate Bond ETF (the “Funds”) have been developed solely by GSAM. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Access Emerging Markets USD Bond Index, FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index, FTSE US Treasury 0-1 Year Composite Select Index, FTSE Goldman Sachs US Broad Bond Market Index, and FTSE Goldman Sachs US Treasury Index (each, an “Index” and collectively, the “Indexes”) vest in the relevant LSE Group company which owns each Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

Each Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of any Index for the purpose to which it is being put by GSAM.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by 1-800-621-2550 and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2022 Goldman Sachs. All rights reserved. 294237-OTU-10/2022 ACFIETFAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF (GEM)
ActiveBeta® Europe Equity ETF (GSEU)
ActiveBeta® International Equity ETF (GSIE)
ActiveBeta® Japan Equity ETF (GSJY)
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (GPAL)
ActiveBeta® U.S. Large Cap Equity ETF (GSLC)
ActiveBeta® U.S. Small Cap Equity ETF (GSSC)
ActiveBeta® World Low Vol Plus Equity ETF (GLOV)

Goldman Sachs ActiveBeta® ETFs

∎	ACTIVEBETA® EMERGING MARKETS EQUITY ETF (GEM)

∎	ACTIVEBETA® EUROPE EQUITY ETF (GSEU)

∎	ACTIVEBETA® INTERNATIONAL EQUITY ETF (GSIE)

∎	ACTIVEBETA® JAPAN EQUITY ETF (GSJY)

∎	ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF (GPAL)

∎	ACTIVEBETA® U.S. LARGE CAP EQUITY ETF (GSLC)

∎	ACTIVEBETA® U.S. SMALL CAP EQUITY ETF (GSSC)

∎	ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF (GLOV)

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

For the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF, Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each respective Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

For the ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, the Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects. The Index Provider constructs the Fund’s Index in accordance with a rules-based methodology that involves three steps.

1

INVESTMENT PROCESS

Step 1

In the first step, the following types of issuers are excluded from the constituents of the Solactive US Large Cap Index (the “Reference Index”) per the requirements for an “EU Paris-Aligned Benchmark”: companies involved with controversial weapons or tobacco, companies that violate global norms as indicated by violations of the United Nations Global Compact principles or the Organisation for Economic Co-operation and Development (“OECD”) Guidelines for Multinational Enterprises, and companies that derive more than 50% of revenue from fossil fuel activities or engage in activities that significantly obstruct the United Nations Sustainable Development Goals that correspond to the EU’s six environmental objectives.

In addition, issuers who derive significant revenue from the following activities are excluded (revenue percentages are shown in parentheses): exploration, mining, extraction, distribution or refining of hard coal and lignite (≥ 1%); exploration, extraction, distribution or refining of oil fuels (≥ 10%); exploration, extraction, manufacturing or distribution of gaseous fuels (≥ 50%); and electricity generation with a greenhouse gas (GHG) intensity of more than 100g CO2e/kWh (≥ 50%).

Step 2

In the second step, the ActiveBeta® Factor Subindexes are created from the Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all non-excluded constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The ActiveBeta® Factor Subindexes are combined in equal weights to form the Factor Diversity Portfolio.

Step 3

In the third step, the weights of the individual issuers in the Factor Diversity Portfolio are adjusted upwards and downwards to target the following requirements: a 50-percent reduction in aggregate GHG emissions intensity relative to the Reference Index, where an issuer’s emission intensity is defined as the sum of the issuer’s direct and indirect emissions divided by the issuer’s enterprise value including cash; an inflation-adjusted seven-percent annualized reduction in absolute GHG emissions intensity; non-negative exposure to high carbon impact sectors relative to the Reference Index; and exposure to each of the four factors (value, momentum, quality, and low volatility) that are no lower than the corresponding factor exposures for the Factor Diversity Portfolio. The resulting Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

For the ActiveBeta® World Low Vol Plus Equity ETF, the Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. The Index Provider constructs the Fund’s Index in accordance with a rules-based methodology that involves three steps.

Step 1

In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. To construct the ActiveBeta® Low Volatility Factor Subindex, an equal-weighted index is constructed by equally weighting stocks within sectors by country (e.g. U.S. Financials). The weight of a stock in the reweighted Reference Index is the average of its weight in the Reference Index and its weight in the equal-weighted index. Each constituent is then assigned a “factor score” based on a specified volatility measurement that is a function of the volatility in the daily total stock returns over the past 12 months. Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the reweighted Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the reweighted

2

INVESTMENT PROCESS

Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut-off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

In the second step, individual factor subindexes for value, momentum and quality (the “ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex and ActiveBeta® Quality Factor Subindex,” respectively) are created from the constituents of the ActiveBeta® Low Volatility Factor Subindex. To construct each of these subindexes, all constituents in the ActiveBeta® Low Volatility Factor Subindex are assigned a “factor score” based on certain specified measurements (i.e., in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex and securities with a factor score that is below the Cut-off Score receive an underweight the applicable ActiveBeta® Factor Subindex relative to the Active- Beta® Low Volatility Factor Subindex.

Step 3

In the third step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, and ActiveBeta® Quality Factor Subindex are combined in equal weights to form the Index.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2022, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

Effective on April 4, 2022, Jamie McGregor no longer served as a portfolio manager for the Funds. In addition, effective the same date, Matthew Maillet began to serve as a portfolio manager for the Funds. Effective June 17, 2022, Matthew Maillet no longer served as a portfolio manager for the Funds. Raj Garigipati, Managing Director, continues to serve as a portfolio manager for the Funds, as he has since their inception.

3

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -21.97% based on net asset value (“NAV”) and -22.65% based on market price. The Index returned -21.84%, and the MSCI Emerging Markets Index (Net, Unhedged) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -21.80% during the same period.

The Fund had an NAV of $39.33 per share on August 31, 2021 and ended the Reporting Period with an NAV of $29.42 per share. The Fund’s market price on August 31, 2022 was $29.03 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns that closely tracked the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Low Volatility contributed most positively to relative results, followed by Momentum. Quality detracted most from results during the Reporting Period, followed by Value. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the communication services, consumer discretionary and information technology sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the financials, industrials and real estate sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

4

PORTFOLIO RESULTS

From a country perspective, Index constituents in China, Russia and Qatar contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, Index constituents in India, Saudi Arabia and Thailand detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Russian energy companies Gazprom and Lukoil and in Chinese e-commerce retailer Alibaba Group Holding contributed most positively (0.50%, 0.42% and 2.22% of Fund net assets as of August 31, 2022, respectively). Each produced a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Indian conglomerate Reliance Industries and Indian bank ICICI Bank and an overweight position in South Korean consumer goods company LG Household and Health Care detracted most (0.94%, 0.48% and 0.00%[1] of Fund net assets as of August 31, 2022, respectively). Reliance Industries and ICICI Bank each posted a positive return within the Index during the Reporting Period, and LG Household and Health Care delivered a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

Consumer Discretionary	11.45%	11.31%	14.17%
Consumer Staples	10.76	11.55	6.18
Energy	5.66	4.01	5.29
Financials	21.28	21.47	21.64
Health Care	4.63	4.75	3.92
Industrials	5.16	5.04	5.89
Information Technology	18.81	19.67	19.44
Materials	8.45	8.24	8.41
Real Estate	1.08	1.03	1.81
Communication Services	9.10	9.59	10.10
Utilities	3.15	3.34	3.14

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.0% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

5

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

China	31.69%	31.36%	32.09%
Russia	3.00
Qatar	1.32	1.39	1.13
Mexico	2.08	2.33	2.00
Hungary	0.14	0.14	0.16
Greece	0.41	0.42	0.25
United Arab Emirates	1.56	1.60	1.31
Czech	0.19	0.20	0.14
Poland	0.68	0.69	0.54
Pakistan
Turkey	0.48	0.51	0.34
Argentina
Colombia	0.11	0.11	0.15
Brazil	5.20	5.11	5.29
Kuwait	0.79	0.78	0.85
Philippines	0.29	0.35	0.75
South Africa	3.73	3.88	3.40
Egypt	0.33	0.34	0.07
Peru	0.00	0.00	0.22
Korea	11.98	12.50	11.58
Taiwan	14.04	14.86	14.60
Indonesia	1.77	1.76	1.98
Chile	0.54	0.55	0.58
Malaysia	0.00	1.40	1.51
Thailand	1.54	1.41	1.97
Saudi Arabia	4.17	4.23	4.60
India	13.27	14.08	14.47

[2]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.0% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

6

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$29.03
Net Asset Value (NAV)[1]	$29.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%	Information Technology	Taiwan

Tencent Holdings Ltd.	3.2	Communication Services	China

Samsung Electronics Co. Ltd.	3.0	Information Technology	South Korea

Alibaba Group Holding Ltd.	2.3	Consumer Discretionary	China

Infosys Ltd.	1.0	Information Technology	India

Meituan, Class B	1.0	Consumer Discretionary	China

Reliance Industries Ltd.	1.0	Energy	India

Vale SA	0.8	Materials	Brazil

China Construction Bank Corp., Class H	0.8	Financials	China

JD.com, Inc., Class A	0.7	Consumer Discretionary	China

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (Net, Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 25, 2015)	-21.97%	-0.11%	4.75%

Shares based on Market Price (Commenced September 25, 2015)	-22.65%	-0.37%	4.56%

Goldman Sachs ActiveBeta® Emerging Markets Equity Index	-21.84%	0.12%	5.02%

MSCI Emerging Markets Index (Net, Unhedged)	-21.80%	0.59%	5.86%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

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PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -24.81% based on net asset value (“NAV”) and -25.51% based on market price. The Index returned -24.61%, and the MSCI Europe Index (Net, Unhedged) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -21.57% during the same period.

The Fund had an NAV of $37.99 per share on August 31, 2021 and ended the Reporting Period with an NAV of $27.47 per share. The Fund’s market price on August 31, 2022 was $27.26 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns that underperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Quality detracted most from relative results during the Reporting Period, followed by Momentum and Low Volatility. Value contributed positively to relative results during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, energy and consumer discretionary sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the information technology, real estate and communication services sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Germany and Switzerland detracted the most from the Index’s results relative to the MSCI Europe Index during the

9

PORTFOLIO RESULTS

Reporting Period. Conversely, Index constituents in the Netherlands, Spain and Denmark contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in German meal-kit provider HelloFresh and German shoe and fashion e-commerce retailer Zalando and an underweight position in U.K. financial services holding company HSBC Holdings detracted most (0.34%, 0.30% and 0.75% of Fund net assets as of August 31, 2022, respectively). HelloFresh and Zalando each posted a double-digit negative return within the Index during the Reporting Period, while HSBC Holdings generated a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in Sweden-based tobacco company Swedish Match, Finland-based pharmaceuticals company Orion and Portugal-based food distribution and food manufacturing business Jeronimo Martins contributed most positively (0.66%, 0.00%[1] and 0.00% of Fund net assets as of August 31, 2022, respectively). Each generated a solid gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period? [2]

Sector Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index

Consumer Discretionary	12.26%	11.62%	10.39%
Consumer Staples	15.30	15.76	14.16
Energy	5.69	5.38	6.61
Financials	14.25	14.01	15.75
Health Care	15.82	16.16	15.56
Industrials	15.08	14.75	14.18
Information Technology	6.47	6.57	7.09
Materials	5.82	6.67	7.12
Real Estate	0.66	0.72	1.01
Communication Services	4.26	3.96	3.80
Utilities	4.41	4.39	4.34

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.5% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

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PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period? [2]

Country Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index
Netherlands	7.57%	6.82%	6.45%
Spain	3.69	3.65	3.72
Denmark	4.52	4.69	4.36
Portugal	0.69	0.66	0.37
Ireland	1.06	0.55	0.97
Sweden	4.24	4.60	5.35
Finland	1.84	1.67	1.61
Norway	1.55	1.51	1.39
Italy	3.59	3.77	3.54
Belgium	1.18	1.06	1.48
Austria	0.56	0.62	0.26
France	18.70	19.16	17.73
Switzerland	15.96	15.77	16.39
Germany	12.49	12.44	11.85
UK	22.36	23.03	24.54

[2]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.5% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

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FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$27.26
Net Asset Value (NAV)[1]	$27.47

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	3.3%	Consumer Staples	United States
Roche Holding AG	2.6	Health Care	United States
Novo Nordisk A/S, Class B	2.2	Health Care	Denmark

ASML Holding NV	2.0	Information Technology	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	1.9	Consumer Discretionary	France
AstraZeneca PLC	1.8	Health Care	United Kingdom
Novartis AG	1.8	Health Care	Switzerland

Shell PLC	1.7	Energy	Netherlands
TotalEnergies SE	1.2	Energy	France
L’Oreal SA	1.1	Consumer Staples	France

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (Net, Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	-24.81%	1.14%	4.64%

Shares based on Market Price (Commenced March 2, 2016)	-25.51%	0.88%	4.51%

Goldman Sachs ActiveBeta® Europe Equity Index	-24.61%	1.25%	4.75%

MSCI Europe Index (Net, Unhedged)	-21.57%	1.23%	4.69%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

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PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -20.18% based on net asset value (“NAV”) and -20.53% based on market price. The Index returned -20.11%, and the MSCI World ex USA Index (Net, Unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -18.56% during the same period.

The Fund had an NAV of $35.76 per share on August 31, 2021 and ended the Reporting Period with an NAV of $27.64 per share. The Fund’s market price on August 31, 2021 was $27.52 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns that underperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Quality detracted most from relative results during the Reporting Period, followed by Momentum. Value and Low Volatility contributed positively to relative results. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, health care and energy sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the information technology, communication services and real estate sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Germany and Japan detracted the most from the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in Canada, the Netherlands and Singapore contributed most positively to

14

PORTFOLIO RESULTS

the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in German meal-kit provider HelloFresh and German shoe and fashion e-commerce retailer Zalando and an underweight position in U.K. financial services holding company HSBC Holdings detracted most (0.16%, 0.14% and 0.36% of Fund net assets as of August 31, 2022, respectively). HelloFresh and Zalando each posted a double-digit negative return within the Index during the Reporting Period, while HSBC Holdings generated a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, underweight positions in Canadian e-commerce company Shopify and Singapore-based digital entertainment, e-commerce and digital financial service business Sea and an overweight position in Canadian supermarket retailer Loblaw contributed most positively (0.00%,[1] 0.00% and 0.00% of Fund net assets as of August 31, 2022, respectively). Shopify and Sea each generated a double-digit negative return within the Index during the Reporting Period, and Loblaw posted a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Consumer Discretionary	11.21%	10.92%	10.67%
Consumer Staples	13.41	13.82	10.27
Energy	6.15	5.61	6.61
Financials	17.88	17.94	19.70
Health Care	11.66	11.82	11.63
Industrials	14.51	14.13	14.84
Information Technology	7.55	7.69	7.80
Materials	7.08	7.72	7.79
Real Estate	1.96	2.19	2.59
Communication Services	5.22	4.87	4.57
Utilities	3.38	3.30	3.53

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 2.2% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

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PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Canada	12.60%	12.86%	11.56%
Netherlands	4.21	3.71	3.60
Singapore	1.46	1.32	1.33
Spain	1.96	1.90	2.08
Denmark	2.59	2.61	2.43
Portugal	0.39	0.36	0.21
Ireland	0.77	0.33	0.54
Israel	1.10	0.99	0.75
Hong Kong	2.68	2.88	2.74
Sweden	2.35	2.57	2.99
Italy	1.97	2.21	1.97
Finland	1.12	0.92	0.90
New Zealand	0.21	0.14	0.17
Norway	0.88	0.79	0.77
Belgium	0.71	0.66	0.82
Austria	0.25	0.45	0.15
Australia	6.55	6.78	7.30
France	10.75	11.21	9.90
Switzerland	8.70	8.42	9.15
Japan	19.41	18.83	20.33
Germany	6.70	6.82	6.62
UK	12.61	13.22	13.70

[2]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 2.2% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

16

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$27.52
Net Asset Value (NAV)[1]	$27.64

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	1.8%	Consumer Staples	United States
Roche Holding AG	1.4	Health Care	United States
Novo Nordisk A/S, Class B	1.2	Health Care	Denmark

Shell PLC	1.2	Energy	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	1.1	Consumer Discretionary	France
Novartis AG	0.9	Health Care	Switzerland
ASML Holding NV	0.9	Information Technology	Netherlands

AstraZeneca PLC	0.9	Health Care	United Kingdom
BHP Group Ltd.	0.8	Materials	Australia
Royal Bank of Canada	0.7	Financials	Canada
[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (Net, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced November 6, 2015)	-20.18%	2.07%	4.09%

Shares based on Market Price (Commenced November 6, 2015)	-20.53%	1.86%	4.02%

Goldman Sachs ActiveBeta® International Equity Index	-20.11%	2.13%	4.18%

MSCI World ex USA Index (Net, Unhedged, USD)	-18.56%	2.08%	3.90%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

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PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -18.76% based on net asset value (“NAV”) and -19.44% based on market price. The Index returned -18.91%, while the MSCI Japan Index (Unhedged) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -18.96% during the same period.

The Fund had an NAV of $37.91 per share on August 31, 2021 and ended the Reporting Period with an NAV of $30.15 per share. The Fund’s market price on August 31, 2022 was $29.78 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns that closely tracked the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Value and Momentum contributed positively to results relative to the MSCI Japan Index. Quality detracted most from results relative to the MSCI Japan Index, followed by Low Volatility. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, energy and information technology sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the consumer discretionary, utilities and consumer staples sectors detracted most from results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in integrated trading and investment company Marubeni, energy company Inpex and auto manufacturer Mazda Motor

19

PORTFOLIO RESULTS

contributed most positively (1.19%, 1.13% and 0.30% of Fund net assets as of August 31, 2022, respectively). Marubeni and Inpex each posted a double-digit gain within the Index during the Reporting Period, and Mazda Motor generated a single-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in real estate business Iida Group Holdings and home appliance retailer Yamada Holdings and an underweight position in pharmaceutical company Daiichi Sankyo detracted most (0.08%, 0.00%[1] and 1.38% of Fund net assets as of August 31, 2022, respectively). Iida Group Holdings and Yamada Holdings each posted a double-digit negative return within the Index during the Reporting Period. Daiichi Sankyo delivered a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Japan Equity Index	MSCI Japan Index

Consumer Discretionary	18.07%	17.96%	18.94%
Consumer Staples	7.53	7.47	6.54
Energy	1.76	1.54	0.93
Financials	10.99	11.09	10.17
Health Care	10.02	9.79	9.85
Industrials	21.28	20.94	22.58
Information Technology	14.78	15.15	13.49
Materials	3.59	4.38	4.60
Real Estate	2.51	2.55	3.46
Communication Services	8.82	8.56	8.37
Utilities	0.67	0.55	1.07

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 6.7% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

20

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$29.78
Net Asset Value (NAV)[1]	$30.15

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Toyota Motor Corp.	4.3%	Consumer Discretionary	Japan
Sony Group Corp.	2.8	Consumer Discretionary	Japan
Honda Motor Co. Ltd.	2.2	Consumer Discretionary	Japan
Mitsubishi Corp.	1.8	Industrials	Japan
Keyence Corp.	1.8	Information Technology	Japan
Mitsui & Co. Ltd.	1.6	Industrials	Japan
KDDI Corp.	1.5	Communication Services	Japan
Nippon Telegraph & Telephone Corp.	1.5	Communication Services	Japan
Takeda Pharmaceutical Co. Ltd.	1.5	Health Care	Japan
Mitsubishi UFJ Financial Group, Inc.	1.5	Financials	Japan

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	-18.76%	1.85%	4.69%

Shares based on Market Price (Commenced March 2, 2016)	-19.44%	1.56%	4.50%

Goldman Sachs ActiveBeta® Japan Equity Index	-18.91%	1.65%	4.51%

MSCI Japan Index (Unhedged)	-18.96%	1.97%	5.00%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

22

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the period since its inception on December 13, 2021 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -17.52% based on net asset value (“NAV”) and -17.39% based on market price. The Index returned -17.46%, and the Solactive US Large Cap Index (“Solactive Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -16.46% during the same period.

The Fund had an NAV of $39.67 on December 13, 2021 and ended the Reporting Period with an NAV of $32.50 per share. The Fund’s market price on August 31, 2022 was $32.55 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include Value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), Momentum (i.e., whether a company’s share price is trending up or down), Quality (i.e., profitability) and Low Volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Solactive Index.

The Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects.

During the Reporting Period, the Fund posted double-digit negative absolute returns that underperformed the Solactive Index, as measured by NAV. Amongst underlying factors, Low Volatility detracted most from results relative to the Solactive Index, followed by Momentum and Value. Quality contributed positively to results relative to the Solactive Index.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A

Having no exposure to the energy sector detracted most from the Index’s results relative to the Solactive Index during the Reporting Period. Index constituents in the utilities, industrials and consumer discretionary sectors also detracted from the Index’s results relative to the Solactive Index during the Reporting Period. Conversely, Index constituents in the

23

PORTFOLIO RESULTS

information technology, communication services and health care sectors contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period.

From a country perspective, Index constituents in the U.S. detracted most from the Fund’s results relative to the Solactive Index during the Reporting Period, followed at some distance by Index constituents in Curacao and Switzerland. Index constituents in Panama, Liberia and Bermuda contributed most positively to the Fund’s results relative to the Solactive Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, having no exposure to integrated energy companies Exxon Mobil and Chevron and an underweight position in e-commerce retailer behemoth Amazon.com detracted most (0.00%[1], 0.00% and 0.00% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a return during the Reporting Period that outperformed the Solactive Index.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, underweight positions in entertainment content streaming company Netflix and payment transactions company PayPal Holdings and an overweight position in consumer staples company Hershey contributed most positively (0.03%, 0.23% and 0.48% of Fund net assets as of August 31, 2022, respectively). Netflix and PayPal Holdings each generated a double-digit negative return within the Index during the Reporting Period. Hershey delivered a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Solactive US Large Cap Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity Index	Solactive US Large Cap Index

Consumer Discretionary	9.36%	9.34%	11.26%
Consumer Staples	8.66	8.66	6.68
Financials	11.76	11.74	10.47
Health Care	18.62	18.62	14.25
Industrials	5.14	5.15	7.84
Information Technology	31.67	31.69	28.37
Materials	2.20	2.20	2.07
Real Estate	4.79	4.80	2.90
Communication Services	7.13	7.14	8.25
Utilities	0.66	0.66	3.06
Energy	—	—	4.84

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity Index	Solactive US Large Cap Index

Panama	0.00%	0.00%	0.02%
Liberia	0.00	0.00	0.03
Bermuda	0.15	0.15	0.09
Netherlands	0.00	0.00	0.16
U.K.	0.12	0.12	0.04
Ireland	1.55	1.55	1.67
Switzerland	0.36	0.36	0.26
Curacao	0.00	0.00	0.16
U.S.	97.83	97.83	97.56

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector and country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index.

24

FUND BASICS

ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$32.55
Net Asset Value (NAV)[1]	$32.50

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.8%	Information Technology	United States

Microsoft Corp.	5.9	Information Technology	United States

Alphabet, Inc., Class C	2.0	Communication Services	United States

Alphabet, Inc., Class A	1.9	Communication Services	United States

Johnson & Johnson	1.4	Health Care	United States

Berkshire Hathaway, Inc., Class B	1.4	Financials	United States

UnitedHealth Group, Inc.	1.3	Health Care	United States

Meta Platforms, Inc., Class A	1.1	Communication Services	United States

NVIDIA Corp.	1.0	Information Technology	United States

CVS Health Corp.	0.9	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

25

ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on December 13, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (USD, Unhedged) and Solactive US Large Cap Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 13, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced December 13, 2021)	-17.52%

Shares based on Market Price (Commenced December 13, 2021)	-17.39%

Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (USD, Unhedged)	-17.46%

Solactive US Large Cap Index	-16.46%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

26

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -12.70% based on net asset value (“NAV”) and -12.70% based on market price. The Index returned -12.64%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned -11.23% during the same period.

The Fund had an NAV of $90.95 on August 31, 2021 and ended the Reporting Period with an NAV of $78.36 per share. The Fund’s market price on August 31, 2022 was $78.33 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns that underperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Quality detracted most from relative returns, followed by Value. Momentum and Low Volatility contributed positively to relative returns. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the energy, information technology and financials sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in consumer staples, communication services and industrials, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

27

PORTFOLIO RESULTS

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in integrated energy companies Exxon Mobil and Chevron and in electric vehicle manufacturer Tesla detracted most (0.76%, 0.45% and 1.46% of Fund net assets as of August 31, 2022, respectively). Each generated a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in payment transactions company PayPal Holdings and entertainment content streaming company Netflix and an overweight position in auto parts retailer AutoZone contributed most positively (0.16%, 0.08% and 0.61% of Fund net assets as of August 31, 2022, respectively). PayPal Holdings and Netflix each posted a double-digit negative return within the Index during the Reporting Period, while AutoZone generated a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® U.S. Large Cap Equity Index	S&P 500 Index

Consumer Discretionary	13.22%	13.22%	11.43%
Consumer Staples	9.14	9.14	6.77
Energy	4.33	4.33	4.67
Financials	9.12	9.10	10.86
Health Care	14.95	14.92	14.07
Industrials	7.52	7.52	7.92
Information Technology	26.91	26.95	27.32
Materials	1.68	1.68	2.54
Real Estate	3.13	3.12	2.86
Communication Services	6.77	6.79	8.42
Utilities	3.23	3.23	3.13

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.2% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

28

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$78.33
Net Asset Value (NAV)[1]	$78.36

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.4%	Information Technology
Microsoft Corp.	5.1	Information Technology
Amazon.com, Inc.	2.8	Consumer Discretionary
Alphabet, Inc., Class A	1.7	Communication Services
Alphabet, Inc., Class C	1.6	Communication Services
Tesla, Inc.	1.5	Consumer Discretionary
UnitedHealth Group, Inc.	1.2	Health Care
Johnson & Johnson	1.1	Health Care
Meta Platforms, Inc., Class A	1.1	Communication Services
Berkshire Hathaway, Inc., Class B	1.0	Financials

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

29

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 17, 2015)	-12.70%	11.53%	11.60%

Shares based on Market Price (Commenced September 17, 2015)	-12.70%	11.52%	11.59%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	-12.64%	11.64%	11.71%

S&P 500 Index (Total Return, USD)	-11.23%	11.82%	12.46%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -12.95% based on net asset value (“NAV”) and -12.83% based on market price. The Index returned -12.77%, and the Russell 2000® Index, a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -17.88% during the same period.

The Fund had an NAV of $64.97 on August 31, 2021 and ended the Reporting Period with an NAV of $55.87 per share. The Fund’s market price on August 31, 2022 was $55.92 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted double-digit negative absolute returns but outperformed the Russell 2000® Index, as measured by NAV. All four underlying factors contributed positively to relative returns, led by Value and then followed by Low Volatility, Momentum and Quality. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the health care, information technology and financials sectors contributed most positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in energy and real estate — the only two sectors to detract from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

31

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in movie theater operator AMC Entertainment Holdings and medical genetic testing company Invitae and an overweight position in fiber optic management, protection and delivery products for communications networks manufacturer and distributor Clearfield contributed most positively (0.00%[1], 0.00% and 0.28% of Fund net assets as of August 31, 2022, respectively). AMC Entertainment Holdings and Invitae each posted a double-digit negative return within the Index during the Reporting Period. Clearfield generated a triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, overweight positions in cloud-based real estate brokerage services provider eXp World Holdings and chiropractic clinics franchisor Joint and an underweight position in clinical-stage biopharmaceutical company Karuna Therapeutics detracted most (0.19%, 0.00%1 and 0.07% of Fund net assets as of August 31, 2022, respectively). eXp World Holdings and Joint each posted a double-digit negative return within the Index during the Reporting Period. Karuna Therapeutics generated a triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 2000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index

Consumer Discretionary	10.85%	10.80%	10.39%
Consumer Staples	3.67	3.62	3.52
Energy	5.95	5.97	6.27
Financials	19.65	19.67	17.06
Health Care	13.10	13.08	17.66
Industrials	16.46	16.46	15.12
Information Technology	13.13	13.14	12.89
Materials	4.13	4.15	4.21
Real Estate	6.70	6.71	6.65
Communication Services	2.37	2.40	2.78
Utilities	4.00	3.99	3.44

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

32

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$55.92
Net Asset Value (NAV)[1]	$55.87

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Murphy USA, Inc.	0.4%	Consumer Discretionary	United States
SM Energy Co.	0.4	Energy	United States
Corcept Therapeutics, Inc.	0.3	Health Care	United States
Chord Energy Corp.	0.3	Energy	United States
Shockwave Medical, Inc.	0.3	Health Care	United States
EMCOR Group, Inc.	0.3	Industrials	United States
Applied Industrial Technologies, Inc.	0.3	Industrials	United States
Mr Cooper Group, Inc.	0.3	Financials	United States
Biohaven Pharmaceutical Holding Co. Ltd.	0.3	Health Care	United States
Magnolia Oil & Gas Corp., Class A	0.3	Energy	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

33

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced June 28, 2017)	-12.95%	8.39%	7.72%

Shares based on Market Price (Commenced June 28, 2017)	-12.83%	8.79%	7.74%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	-12.77%	8.55%	7.89%

Russell 2000® Index	-17.88%	6.95%	6.45%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

34

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the period since its inception on March 15, 2022 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -5.65% based on net asset value (“NAV”) and -5.63% based on market price. The Index returned -5.79% during the same period.

The Fund had an NAV of $40.57 on March 15, 2022 and ended the Reporting Period with an NAV of $37.97 per share. The Fund’s market price on August 31, 2022 was $37.98 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to large and mid-capitalization equity securities of developed market issuers, including the United States. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include Low Volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), Value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), Momentum (i.e., whether a company’s share price is trending up or down), and Quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Solactive Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the Solactive Index, as measured by NAV. Amongst underlying factors, Momentum and Low Volatility contributed positively to relative returns. Value and Quality detracted from relative returns.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, information technology and communication services sectors contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period. Index constituents in the energy sector detracted most from the Index’s results relative to the Solactive Index, followed at some distance by Index constituents in the real estate and health care sectors.

From a country perspective, Index constituents in the U.S. contributed most positively to the Index’s results relative to the Solactive Index during the Reporting Period, followed at some distance by Index constituents in Germany and Israel. Index constituents in the U.K., Belgium and Italy detracted most from the Index’s results relative to the Solactive Index during the Reporting Period.

35

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, an underweight position in semiconductor company NVIDIA and overweight positions in auto parts retailers Genuine Parts and AutoZone contributed most positively (0.19%, 0.80% and 1.25% of Fund net assets as of August 31, 2022, respectively). NVIDIA posted a double-digit negative return within the Index during the Reporting Period. Genuine Parts and AutoZone each generated a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the Solactive Index, underweight positions in information technology giant Apple and integrated energy company Exxon Mobil and having no exposure to electric vehicle manufacturer Tesla detracted most (2.97%, 0.40% and 0.00%[1] of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Solactive Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index

Consumer Discretionary	10.44%	10.44%	11.35%
Consumer Staples	13.72	13.73	7.71
Energy	1.56	1.56	5.13
Financials	15.23	15.23	13.20
Health Care	12.25	12.24	13.28
Industrials	10.39	10.38	10.18
Information Technology	21.59	21.59	21.71
Materials	1.27	1.27	4.12
Real Estate	1.88	1.88	2.72
Communication Services	7.70	7.70	7.41
Utilities	3.98	3.98	3.20

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.
[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.
[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index.

36

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index

U.S.	66.91%	66.90%	65.99%
Germany	1.29	1.29	1.92
Israel	1.46	1.46	0.32
Ireland	0.84	0.84	1.70
Netherlands	1.80	1.80	1.53
Spain	0.41	0.41	0.65
Guernsey	0.00	0.00	0.02
Australia	2.48	2.48	2.37
Singapore	0.76	0.76	0.42
Finland	0.42	0.42	0.35
Poland	0.00	0.00	0.06
Jersey	0.00	0.00	0.33
Sweden	1.60	1.60	0.94
Luxembourg	0.00	0.00	0.10
Cayman Islands	0.00	0.00	0.28
Panama	0.00	0.00	0.02
Liberia	0.00	0.00	0.02
Isle of Man	0.00	0.00	0.02
Faroe Islands	0.00	0.00	0.01
Bermuda	0.09	0.09	0.13
Curacao	0.09	0.09	0.11
Portugal	0.00	0.00	0.05
Japan	5.72	5.72	6.84
New Zealand	0.23	0.23	0.12
Austria	0.27	0.27	0.08
Canada	4.62	4.63	3.73
Denmark	0.03	0.03	0.73
Switzerland	2.60	2.60	2.78
Norway	0.75	0.75	0.29
Hong Kong	0.66	0.66	0.66
France	2.32	2.32	2.59
Italy	1.04	1.04	0.47
Belgium	0.53	0.53	0.22
U.K.	3.08	3.08	4.14

[2]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index.

37

FUND BASICS

ActiveBeta® World Low Vol Plus Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$37.98
Net Asset Value (NAV)[1]	$37.97

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	3.0%	Information Technology	United States
Microsoft Corp.	2.2	Information Technology	United States
O’Reilly Automotive, Inc.	1.4	Consumer Discretionary	United States
AutoZone, Inc.	1.3	Consumer Discretionary	United States
Nippon Telegraph & Telephone Corp.	1.2	Communication Services	United States
Berkshire Hathaway, Inc., Class B	1.1	Financials	United States
Amazon.com, Inc.	1.0	Consumer Discretionary	United States
UnitedHealth Group, Inc.	1.0	Health Care	United States
Home Depot, Inc. (The)	1.0	Consumer Discretionary	United States
Johnson & Johnson	1.0	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

38

ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Performance Summary

August 31, 2022

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced March 15, 2022)	-5.65%

Shares based on Market Price (Commenced March 15, 2022)	-5.63%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

39

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs ActiveBeta® Emerging Markets Equity Index is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Europe Equity Index is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® International Equity Index is designed to deliver exposure to equity securities of developed markets issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Japan Equity Index is designed to deliver exposure to equity securities of Japanese issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark” as defined by the European Commission Delegated Regulation C(2020)4757. An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects. The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

40

FUND BASICS

Index Definitions and Industry Terms (continued)

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index is designed to deliver exposure to large and mid-capitalization equity securities of developed market issuers, including the United States. The Index seeks to capture common sources of active equity returns, including low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), and quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. The index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

41

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 96.6%
Brazil – 3.6%
759,166	Ambev SA (Consumer Staples)	$2,237,496
205,564	Atacadao SA (Consumer Staples)	783,611
688,107	B3 SA – Brasil Bolsa Balcao (Financials)	1,573,841
458,194	Banco Bradesco SA (Financials)	1,400,848
104,600	Banco do Brasil SA (Financials)	841,686
655,696	BB Seguridade Participacoes SA (Financials)	3,579,055
56,500	Centrais Eletricas Brasileiras SA (Utilities)	502,840
320,623	Cia Siderurgica Nacional SA (Materials)	854,004
113,343	Energisa SA (Utilities)	925,164
129,001	Engie Brasil Energia SA (Utilities)	1,008,404
313,145	Equatorial Energia SA (Utilities)	1,461,464
55,700	Hypera SA (Health Care)	463,038
160,920	Klabin SA (Materials)	584,853
151,843	Lojas Renner SA (Consumer Discretionary)	775,774
194,931	Natura & Co. Holding SA (Consumer Staples)	542,541
560,909	Petroleo Brasileiro SA (Energy)	4,024,124
608,642	Raia Drogasil SA (Consumer Staples)	2,556,273
154,197	Suzano SA (Materials)	1,317,267
229,259	Telefonica Brasil SA (Communication Services)	1,820,443
191,910	TIM SA (Communication Services)	438,196
648,867	Vale SA (Materials)	8,077,962
269,214	WEG SA (Industrials)	1,469,999

		37,238,883

Chile – 0.5%
923,902	Cencosud SA (Consumer Staples)	1,296,941
269,280	Cia Cervecerias Unidas SA (Consumer Staples)	1,469,365
263,240	Empresas CMPC SA (Materials)	501,353
93,257	Empresas Copec SA (Energy)	807,719
6,868,372	Enel Americas SA (Utilities)	747,164

		4,822,542

China – 32.2%
64,790	360 DigiTech, Inc. ADR (Financials)	1,035,344
389,700	360 Security Technology, Inc., Class A (Information Technology)	413,808
418,506	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,236,658
1,299,869	3SBio, Inc. (Health Care)(a)	866,154
3,088,218	Agricultural Bank of China Ltd., Class A (Financials)	1,276,762
4,845,114	Agricultural Bank of China Ltd., Class H (Financials)	1,586,467
109,892	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	468,992

Common Stocks – (continued)
China – (continued)
516,500	Air China Ltd., Class H (Industrials)*	415,235
22,556	Airtac International Group (Industrials)*	610,633
1,938,955	Alibaba Group Holding Ltd. (Consumer Discretionary)*	23,295,573
32,274	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	403,381
71,789	Anhui Conch Cement Co. Ltd., Class A (Materials)	332,413
159,592	Anhui Conch Cement Co. Ltd., Class H (Materials)	609,995
193,922	ANTA Sports Products Ltd. (Consumer Discretionary)	2,344,700
18,203	Autohome, Inc. ADR (Communication Services)	648,209
1,078,941	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	529,019
202,800	Baidu, Inc., Class A (Communication Services)*	3,656,102
2,071,275	Bank of Beijing Co. Ltd., Class A (Financials)	1,240,923
423,023	Bank of Changsha Co. Ltd., Class A (Financials)	418,510
3,322,389	Bank of China Ltd., Class A (Financials)	1,465,147
10,271,202	Bank of China Ltd., Class H (Financials)	3,611,805
2,197,507	Bank of Communications Co. Ltd., Class A (Financials)	1,460,000
2,710,366	Bank of Communications Co. Ltd., Class H (Financials)	1,547,034
1,498,049	Bank of Jiangsu Co. Ltd., Class A (Financials)	1,575,510
691,661	Bank of Nanjing Co. Ltd., Class A (Financials)	1,065,553
1,133,935	Bank of Shanghai Co. Ltd., Class A (Financials)	972,149
1,578,865	BBMG Corp., Class A (Materials)	600,072
608,898	Beijing Enterprises Holdings Ltd. (Utilities)	1,815,325
1,384,978	Beijing Enterprises Water Group Ltd. (Utilities)	356,441
459,380	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	367,181
52,592	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	973,862
744,911	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	500,314
78,405	BGI Genomics Co. Ltd., Class A (Health Care)	686,743
21,824	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	452,876
1,680,876	BOE Technology Group Co. Ltd., Class A (Information Technology)	902,183

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
2,309,423	Bosideng International Holdings Ltd. (Consumer Discretionary)	$1,300,528
24,955	BYD Co. Ltd., Class A (Consumer Discretionary)	1,042,502
64,196	BYD Co. Ltd., Class H (Consumer Discretionary)	1,980,962
189,689	By-health Co. Ltd., Class A (Consumer Staples)	513,190
412,796	Caitong Securities Co. Ltd., Class A (Financials)	454,500
4,084,531	CGN Power Co. Ltd., Class H (Utilities)(a)	973,145
14,007	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	359,809
457,376	Changjiang Securities Co. Ltd., Class A (Financials)	377,522
60,153	Chengxin Lithium Group Co. Ltd., Class A (Materials)	464,048
4,277,824	China Cinda Asset Management Co. Ltd., Class H (Financials)	588,628
3,068,134	China CITIC Bank Corp. Ltd., Class H (Financials)	1,317,341
1,315,478	China Communications Services Corp. Ltd., Class H (Industrials)	564,817
136,512	China Conch Venture Holdings Ltd. (Industrials)	279,325
1,323,773	China Construction Bank Corp., Class A (Financials)	1,060,009
12,706,349	China Construction Bank Corp., Class H (Financials)	7,883,947
1,428,307	China Everbright Bank Co. Ltd., Class A (Financials)	594,649
2,814,165	China Everbright Bank Co. Ltd., Class H (Financials)	864,093
1,750,854	China Feihe Ltd. (Consumer Staples)*(a)	1,452,195
331,742	China Galaxy Securities Co. Ltd., Class A (Financials)	476,423
1,201,803	China Galaxy Securities Co. Ltd., Class H (Financials)	658,409
537,636	China Hongqiao Group Ltd. (Materials)	524,700
705,510	China Life Insurance Co. Ltd., Class H (Financials)	1,013,926
1,336,291	China Medical System Holdings Ltd. (Health Care)	1,981,746
608,635	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	2,764,461
227,597	China Merchants Bank Co. Ltd., Class A (Financials)	1,157,209
589,294	China Merchants Bank Co. Ltd., Class H (Financials)	3,025,736
333,306	China Merchants Port Holdings Co. Ltd. (Industrials)	501,094
197,316	China Merchants Securities Co. Ltd., Class A (Financials)	379,258

Common Stocks – (continued)
China – (continued)
307,928	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	653,061
1,953,574	China Minsheng Banking Corp. Ltd., Class A (Financials)	1,020,210
3,315,279	China Minsheng Banking Corp. Ltd., Class H (Financials)	1,055,976
1,013,392	China National Building Material Co. Ltd., Class H (Materials)	960,604
678,188	China National Nuclear Power Co. Ltd., Class A (Utilities)	626,681
65,546	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	286,580
230,186	China Overseas Land & Investment Ltd. (Real Estate)	621,740
140,200	China Pacific Insurance Group Co. Ltd., Class A (Financials)	426,485
193,740	China Pacific Insurance Group Co. Ltd., Class H (Financials)	411,233
1,979,143	China Petroleum & Chemical Corp., Class A (Energy)	1,225,920
4,369,330	China Petroleum & Chemical Corp., Class H (Energy)	2,065,298
1,544,323	China Power International Development Ltd. (Utilities)	865,735
654,231	China Railway Group Ltd., Class A (Industrials)	545,703
1,034,507	China Railway Group Ltd., Class H (Industrials)	593,116
655,997	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	421,563
190,615	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	1,332,072
532,809	China Resources Cement Holdings Ltd. (Materials)	329,236
90,956	China Resources Gas Group Ltd. (Utilities)	355,186
146,757	China Resources Land Ltd. (Real Estate)	603,007
186,877	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	1,070,533
179,760	China Shenhua Energy Co. Ltd., Class A (Energy)	791,163
833,303	China Shenhua Energy Co. Ltd., Class H (Energy)	2,622,369
1,077,442	China State Construction Engineering Corp. Ltd., Class A (Industrials)	803,367
350,200	China State Construction International Holdings Ltd. (Industrials)	405,131
751,435	China Suntien Green Energy Corp. Ltd., Class H (Energy)	337,956

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
44,225	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	$1,254,214
12,912,662	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,612,263
1,707,212	China Traditional Chinese Medicine Holdings Co. Ltd. (Health Care)	739,538
1,969,085	China United Network Communications Ltd., Class A (Communication Services)	1,014,028
378,575	China Yangtze Power Co. Ltd., Class A (Utilities)	1,316,916
2,242,940	China Zheshang Bank Co. Ltd., Class A (Financials)*	1,057,446
69,902	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	1,132,661
836,129	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	434,224
53,088	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	724,290
1,212,863	CITIC Ltd. (Industrials)	1,253,218
158,166	CITIC Securities Co. Ltd., Class A (Financials)	447,868
238,092	CITIC Securities Co. Ltd., Class H (Financials)	484,141
11,363	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)*	796,154
167,500	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)*	342,603
294,406	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	606,446
543,309	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	815,429
1,088,306	Country Garden Holdings Co. Ltd. (Real Estate)(b)	323,073
546,132	CRRC Corp. Ltd., Class A (Industrials)	396,910
2,257,305	CRRC Corp. Ltd., Class H (Industrials)	845,535
2,473,523	CSPC Pharmaceutical Group Ltd. (Health Care)	2,518,006
265,686	Daan Gene Co. Ltd., Class A (Health Care)	680,638
1,471,525	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	673,064
464,414	Daqin Railway Co. Ltd., Class A (Industrials)	434,532
14,458	Daqo New Energy Corp. ADR (Information Technology)*	963,915
491,644	DHC Software Co. Ltd., Class A (Information Technology)	415,079
123,854	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	615,537

Common Stocks – (continued)
China – (continued)
967,922	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	615,368
364,092	Dongxing Securities Co. Ltd., Class A (Financials)	438,904
323,115	Dongyue Group Ltd. (Materials)	364,741
70,459	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	834,034
65,937	ENN Energy Holdings Ltd. (Utilities)	961,057
199,100	ENN Natural Gas Co. Ltd., Class A (Utilities)	593,238
510,457	Far East Horizon Ltd. (Financials)	386,964
566,631	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)	670,730
183,836	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	383,750
625,293	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	549,684
359,982	Fosun International Ltd. (Industrials)	265,554
463,468	Founder Securities Co. Ltd., Class A (Financials)	467,263
286,014	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	385,443
70,549	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	399,742
12,597	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	521,437
1,305,843	GD Power Development Co. Ltd., Class A (Utilities)*	824,019
387,200	Geely Automobile Holdings Ltd. (Consumer Discretionary)	784,380
111,848	Genscript Biotech Corp. (Health Care)*	362,669
135,746	GF Securities Co. Ltd., Class A (Financials)	323,732
258,856	Giant Network Group Co. Ltd., Class A (Communication Services)	323,685
155,212	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	234,928
85,183	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	394,556
382,979	Guangdong Investment Ltd. (Utilities)	351,319
34,709	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	480,691
256,497	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,012,065

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
312,651	Guangzhou Haige Co.mmunications Group Inc Co., Class A (Information Technology)	$396,395
86,083	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	832,540
114,350	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	788,758
283,889	Guosen Securities Co. Ltd., Class A (Financials)	380,932
204,779	Guotai Junan Securities Co. Ltd., Class A (Financials)	439,350
433,797	Guoyuan Securities Co. Ltd., Class A (Financials)	460,633
640,222	Haidilao International Holding Ltd. (Consumer Discretionary)*(a)(b)	1,517,181
246,124	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	923,650
489,005	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	1,607,411
152,189	Haitian International Holdings Ltd. (Industrials)	374,226
309,338	Haitong Securities Co. Ltd., Class A (Financials)	425,401
584,950	Haitong Securities Co. Ltd., Class H (Financials)	383,813
83,806	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	305,753
146,855	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	293,753
234,368	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	499,093
85,128	Hengan International Group Co. Ltd. (Consumer Staples)	407,807
1,385,817	Hesteel Co. Ltd., Class A (Materials)	486,495
55,730	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	688,222
317,700	Hopson Development Holdings Ltd. (Real Estate)	437,154
26,276	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	427,670
685,391	Huadian Power International Corp. Ltd., Class A (Utilities)	542,860
128,402	Huadong Medicine Co. Ltd., Class A (Health Care)	785,475
215,559	Huatai Securities Co. Ltd., Class A (Financials)	410,883
375,474	Huatai Securities Co. Ltd., Class H (Financials)(a)	503,257
349,310	Huaxi Securities Co. Ltd., Class A (Financials)	406,389
1,511,277	Huaxia Bank Co. Ltd., Class A (Financials)	1,126,845

Common Stocks – (continued)
China – (continued)
195,320	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	528,991
103,948	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	582,804
19,300	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	428,357
2,076,413	Industrial & Commercial Bank of China Ltd., Class A (Financials)	1,319,304
7,061,808	Industrial & Commercial Bank of China Ltd., Class H (Financials)	3,598,901
472,464	Industrial Bank Co. Ltd., Class A (Financials)	1,172,670
114,774	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	595,052
282,353	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	348,561
124,863	Intco Medical Technology Co. Ltd., Class A (Health Care)	397,762
108,497	Jafron Biomedical Co. Ltd., Class A (Health Care)	739,099
234,080	JD.com, Inc., Class A (Consumer Discretionary)	7,360,434
466,628	Jiangsu Expressway Co. Ltd., Class H (Industrials)	400,110
282,422	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	1,419,986
136,900	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	442,065
28,151	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	609,529
355,661	Jiumaojiu International Holdings Ltd. (Consumer Discretionary)(a)(b)	704,176
247,328	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	391,431
354,824	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	611,486
17,642	JOYY, Inc. ADR (Communication Services)	534,905
412,728	Kingboard Holdings Ltd. (Information Technology)	1,306,725
235,899	Kuaishou Technology (Communication Services)*(a)	2,067,800
10,869	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	3,033,554
2,506,417	Lenovo Group Ltd. (Information Technology)	2,075,681
23,400	Li Auto, Inc. ADR (Consumer Discretionary)*	673,218
324,604	Li Ning Co. Ltd. (Consumer Discretionary)	2,977,696
1,707,512	Liaoning Port Co. Ltd., Class A (Industrials)	413,654

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
295,274	Longfor Group Holdings Ltd. (Real Estate)(a)	$963,073
17,432	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	592,231
413,055	Meituan, Class B (Consumer Discretionary)*(a)	9,988,449
1,238,474	Metallurgical Corp. of China Ltd., Class A (Industrials)	576,699
47,600	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	404,771
225,111	NetEase, Inc. (Communication Services)	4,066,932
85,277	New China Life Insurance Co. Ltd., Class A (Financials)	356,396
185,640	New China Life Insurance Co. Ltd., Class H (Financials)	437,560
448,200	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)*	1,341,942
40,200	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	417,946
40,000	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	458,748
358,033	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	2,137,109
107,708	North Industries Group Red Arrow Co. Ltd., Class A (Industrials)	477,640
400,759	Northeast Securities Co. Ltd., Class A (Financials)	417,993
796,349	Offshore Oil Engineering Co. Ltd., Class A (Energy)	518,689
574,820	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	416,092
2,600,299	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	805,051
2,956,839	PetroChina Co. Ltd., Class A (Energy)	2,290,477
4,984,129	PetroChina Co. Ltd., Class H (Energy)	2,355,902
1,994,664	PICC Property & Casualty Co. Ltd., Class H (Financials)	2,160,144
42,638	Pinduoduo, Inc. ADR (Consumer Discretionary)*	3,040,089
225,100	Ping An Bank Co. Ltd., Class A (Financials)	416,335
134,260	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	853,836
663,036	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	3,915,442
1,520,119	Postal Savings Bank of China Co. Ltd., Class A (Financials)	994,515
1,897,528	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	1,136,266
540,012	Power Construction Corp. of China Ltd., Class A (Industrials)	604,753

Common Stocks – (continued)
China – (continued)
26,703	Proya Cosmetics Co. Ltd., Class A (Consumer Staples)	619,779
871,880	Qingdao Rural Commercial Bank Corp., Class A (Financials)	385,757
178,500	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	719,847
221,199	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	496,399
36,347	Sangfor Technologies, Inc., Class A (Information Technology)	509,176
218,276	SDIC Power Holdings Co. Ltd., Class A (Utilities)	353,051
839,697	Sealand Securities Co. Ltd., Class A (Financials)	434,858
1,217,300	Seazen Group Ltd. (Real Estate)*	406,343
23,663	SG Micro Corp., Class A (Information Technology)	549,907
216,155	Shandong Buchang Pharmaceuticals Co. Ltd., Class A (Health Care)	564,410
193,508	Shandong Gold Mining Co. Ltd., Class A (Materials)	502,469
737,986	Shanghai International Port Group Co. Ltd., Class A (Industrials)	579,165
198,441	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	364,149
159,966	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	400,985
1,102,551	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	1,162,760
478,099	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	405,031
352,100	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	409,635
243,700	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A (Real Estate)	410,082
512,945	Shanxi Securities Co. Ltd., Class A (Financials)	433,063
888,737	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	631,723
30,334	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	1,289,301
176,300	Shengyi Technology Co. Ltd., Class A (Information Technology)	406,637
752,170	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	456,089
347,632	Shenzhen International Holdings Ltd. (Industrials)	300,292
16,460	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	712,740
20,866	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	218,926

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
228,781	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	$709,885
459,262	Shimao Group Holdings Ltd. (Real Estate)(b)(c)	258,629
188,294	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	360,279
222,826	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	693,993
314,066	Sichuan Road & Bridge Co. Ltd., Class A (Industrials)	486,119
83,803	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	887,198
68,592	Silergy Corp. (Information Technology)	1,201,135
325,400	Sinolink Securities Co. Ltd., Class A (Financials)	407,839
270,104	Sinopharm Group Co. Ltd., Class H (Health Care)	601,543
829,288	Sinotrans Ltd., Class A (Industrials)	453,528
195,740	Smoore International Holdings Ltd. (Consumer Staples)(a)(b)	351,137
404,700	SooChow Securities Co. Ltd., Class A (Financials)	402,730
664,049	Southwest Securities Co. Ltd., Class A (Financials)	378,573
237,920	Sunac China Holdings Ltd. (Real Estate)*(c)	138,832
38,387	Sunny Optical Technology Group Co. Ltd. (Information Technology)	527,715
82,600	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A (Materials)	934,733
115,200	TAL Education Group ADR (Consumer Discretionary)*	665,856
69,759	TBEA Co. Ltd., Class A (Industrials)	250,760
660,944	TCL Technology Group Corp., Class A (Consumer Discretionary)	397,896
781,771	Tencent Holdings Ltd. (Communication Services)	32,590,185
146,021	Tencent Music Entertainment Group ADR (Communication Services)*	746,167
291,700	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	399,453
1,197,818	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	2,130,444
174,023	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	349,634
1,301,523	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	1,029,763
12,077	Trip.com Group Ltd. ADR (Consumer Discretionary)*	310,620
60,700	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	591,622

Common Stocks – (continued)
China – (continued)
1,424,277	Uni-President China Holdings Ltd. (Consumer Staples)	1,228,505
197,268	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,290,281
1,938,165	Want Want China Holdings Ltd. (Consumer Staples)	1,368,026
246,701	Weichai Power Co. Ltd., Class H (Industrials)	330,659
257,152	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)*	884,834
414,844	Western Securities Co. Ltd., Class A (Financials)	389,957
228,831	Wharf Holdings Ltd. (The) (Real Estate)	862,980
611,000	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	407,714
30,841	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	747,990
120,104	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	1,066,557
554,900	XCMG Construction Machinery Co. Ltd., Class A (Industrials)*	419,382
438,385	Xiamen C & D, Inc., Class A (Industrials)	746,588
12,896	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	332,504
129,685	Xiamen Intretech, Inc., Class A (Consumer Discretionary)	382,835
604,550	Xiaomi Corp., Class B (Information Technology)*(a)	890,398
298,259	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	570,765
153,200	Yankuang Energy Group Co. Ltd., Class H (Energy)	608,986
239,930	Yihai International Holding Ltd. (Consumer Staples)*(b)	605,874
24,737	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	482,966
481,988	Youngor Group Co. Ltd., Class A (Real Estate)	447,480
26,996	Youngy Co. Ltd., Class A (Materials)*	469,896
146,900	YTO Express Group Co. Ltd., Class A (Industrials)	418,098
583,622	Yuexiu Property Co. Ltd. (Real Estate)	731,679
66,018	Yum China Holdings, Inc. (Consumer Discretionary)	3,308,162
53,400	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	405,600
31,912	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	861,967
9,551	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	417,021

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
650,727	Zhejiang Expressway Co. Ltd., Class H (Industrials)	$495,786
31,808	Zhejiang Orient Gene Biotech Co. Ltd., Class A (Health Care)	408,585
363,817	Zhejiang Semir Garment Co. Ltd., Class A (Consumer Discretionary)	274,437
72,076	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	479,388
301,417	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	912,093
52,879	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A (Health Care)	355,004
225,574	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	1,070,556
388,700	Zhongtai Securities Co. Ltd., Class A (Financials)	417,821

		330,354,044

Colombia – 0.1%
1,036,435	Ecopetrol SA (Energy)	528,853

Czech Republic – 0.2%
38,113	CEZ AS (Utilities)	1,543,461
21,333	Komercni banka AS (Financials)	502,860

		2,046,321

Egypt – 0.3%
1,028,053	Commercial International Bank Egypt SAE (Financials)	2,041,656
2,910,935	Eastern Co. SAE (Consumer Staples)	1,477,440

		3,519,096

Greece – 0.4%
643,054	Eurobank Ergasias Services and Holdings SA (Financials)*	601,359
197,403	Hellenic Telecommunications Organization SA (Communication Services)	3,148,188
38,697	OPAP SA (Consumer Discretionary)	511,690

		4,261,237

Hong Kong – 0.3%
274,649	Kingboard Laminates Holdings Ltd. (Information Technology)	262,792
54,824	Orient Overseas International Ltd. (Industrials)	1,535,297
2,660,852	Sino Biopharmaceutical Ltd. (Health Care)	1,403,508

		3,201,597

Hungary – 0.2%
107,253	MOL Hungarian Oil & Gas PLC (Energy)	737,630
18,079	OTP Bank Nyrt (Financials)	383,956

Common Stocks – (continued)
Hungary – (continued)
17,597	Richter Gedeon Nyrt (Health Care)	354,047

		1,475,633

India – 13.6%
22,138	ACC Ltd. (Materials)	640,724
22,618	Adani Enterprises Ltd. (Industrials)	909,281
27,504	Adani Green Energy Ltd. (Utilities)*	843,277
8,228	Adani Power Ltd. (Utilities)*	42,865
23,100	Adani Total Gas Ltd. (Utilities)	1,088,728
19,731	Adani Transmission Ltd. (Utilities)*	983,519
76,748	Asian Paints Ltd. (Materials)	3,275,920
179,814	Aurobindo Pharma Ltd. (Health Care)	1,234,242
23,017	Avenue Supermarts Ltd. (Consumer Staples)*(a)	1,312,617
107,594	Axis Bank Ltd. (Financials)	1,017,604
14,298	Bajaj Finance Ltd. (Financials)	1,314,714
2,210	Bajaj Finserv Ltd. (Financials)	471,775
73,320	Berger Paints India Ltd. (Materials)	621,657
111,700	Bharat Electronics Ltd. (Industrials)	430,869
134,764	Bharat Petroleum Corp. Ltd. (Energy)	557,403
181,083	Bharti Airtel Ltd. (Communication Services)	1,655,902
169,098	Biocon Ltd. (Health Care)	659,510
55,438	Britannia Industries Ltd. (Consumer Staples)	2,614,807
42,200	Cholamandalam Investment and Finance Co. Ltd. (Financials)	419,753
186,423	Cipla Ltd. (Health Care)	2,436,389
147,300	Coal India Ltd. (Energy)	435,274
108,428	Colgate-Palmolive India Ltd. (Consumer Staples)	2,285,624
218,486	Dabur India Ltd. (Consumer Staples)	1,604,724
39,854	Divi’s Laboratories Ltd. (Health Care)	1,819,127
34,738	Dr. Reddy’s Laboratories Ltd. (Health Care)	1,855,877
274,740	GAIL India Ltd. (Utilities)	470,589
48,438	Grasim Industries Ltd. (Materials)	1,023,312
111,718	Havells India Ltd. (Industrials)	1,956,446
306,842	HCL Technologies Ltd. (Information Technology)	3,625,925
115,043	HDFC Life Insurance Co. Ltd. (Financials)(a)	832,800
228,234	Hindalco Industries Ltd. (Materials)	1,260,975
93,586	Hindustan Unilever Ltd. (Consumer Staples)	3,132,778
178,743	Housing Development Finance Corp. Ltd. (Financials)	5,503,235
455,903	ICICI Bank Ltd. (Financials)	5,091,016

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
49,270	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	$798,842
1,932,856	Indian Oil Corp. Ltd. (Energy)	1,739,270
544,412	Infosys Ltd. (Information Technology)	10,229,031
506,186	ITC Ltd. (Consumer Staples)	2,041,737
164,252	Jindal Steel & Power Ltd. (Materials)	895,800
58,755	JSW Steel Ltd. (Materials)	493,136
180,101	Jubilant Foodworks Ltd. (Consumer Discretionary)	1,396,915
26,692	Kotak Mahindra Bank Ltd. (Financials)	643,448
41,080	Larsen & Toubro Infotech Ltd. (Information Technology)(a)	2,399,767
77,850	Larsen & Toubro Ltd. (Industrials)	1,883,591
136,223	Lupin Ltd. (Health Care)	1,147,105
146,682	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,415,897
361,300	Marico Ltd. (Consumer Staples)	2,389,928
6,700	Maruti Suzuki India Ltd. (Consumer Discretionary)	765,826
32,724	Mindtree Ltd. (Information Technology)	1,361,747
26,276	Mphasis Ltd. (Information Technology)	704,683
63,809	Muthoot Finance Ltd. (Financials)	847,300
10,825	Nestle India Ltd. (Consumer Staples)	2,714,603
694,829	NTPC Ltd. (Utilities)	1,434,113
221,756	Oil & Natural Gas Corp. Ltd. (Energy)	386,812
5,363	Page Industries Ltd. (Consumer Discretionary)	3,445,140
9,912	PI Industries Ltd. (Materials)	428,648
72,321	Pidilite Industries Ltd. (Materials)	2,490,518
723,079	Power Grid Corp. Of India Ltd. (Utilities)	2,089,388
296,776	Reliance Industries Ltd. (Energy)	9,852,737
102,213	SBI Life Insurance Co. Ltd. (Financials)(a)	1,709,721
39,441	Siemens Ltd. (Industrials)	1,431,346
16,070	SRF Ltd. (Materials)	514,390
176,311	State Bank of India (Financials)	1,178,799
87,082	Sun Pharmaceutical Industries Ltd. (Health Care)	978,736
178,472	Tata Consultancy Services Ltd. (Information Technology)	7,212,606
123,026	Tata Consumer Products Ltd. (Consumer Staples)	1,253,591
8,356	Tata Elxsi Ltd. (Information Technology)	948,485
384,882	Tata Motors Ltd. (Consumer Discretionary)*	2,281,930
171,713	Tata Power Co. Ltd. (The) (Utilities)	512,061

Common Stocks – (continued)
India – (continued)
2,185,872	Tata Steel Ltd. (Materials)	2,979,303
257,670	Tech Mahindra Ltd. (Information Technology)	3,489,619
16,170	Titan Co. Ltd. (Consumer Discretionary)	530,055
75,164	Torrent Pharmaceuticals Ltd. (Health Care)	1,466,754
18,629	UltraTech Cement Ltd. (Materials)	1,565,625
404,182	Vedanta Ltd. (Materials)	1,374,688
302,866	Wipro Ltd. (Information Technology)	1,576,304

		139,429,253

Indonesia – 1.8%
2,027,800	Adaro Energy Indonesia Tbk PT (Energy)	483,639
5,527,654	Aneka Tambang Tbk (Materials)	741,117
4,381,187	Astra International Tbk PT (Consumer Discretionary)	2,058,870
4,353,586	Bank Central Asia Tbk PT (Financials)	2,405,215
999,680	Bank Mandiri Persero Tbk PT (Financials)	596,070
695,352	Bank Negara Indonesia Persero Tbk PT (Financials)	399,385
2,679,472	Bank Rakyat Indonesia Persero Tbk PT (Financials)	783,487
234,549	Gudang Garam Tbk PT (Consumer Staples)	374,915
2,403,028	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	1,343,785
3,335,787	Indofood Sukses Makmur Tbk PT (Consumer Staples)	1,399,042
12,965,024	Kalbe Farma Tbk PT (Health Care)	1,467,491
2,929,502	Merdeka Copper Gold Tbk PT (Materials)*	844,754
5,150,848	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	756,534
11,521,369	Telkom Indonesia Persero Tbk PT (Communication Services)	3,539,663
4,458,962	Unilever Indonesia Tbk PT (Consumer Staples)	1,378,921

		18,572,888

Kuwait – 0.8%
354,724	Agility Public Warehousing Co. KSC (Industrials)	969,890
332,759	Boubyan Bank KSCP (Financials)	902,269
1,072,232	Kuwait Finance House KSCP (Financials)	3,133,654
950,794	National Bank of Kuwait SAKP (Financials)	3,254,220

		8,260,033

Luxembourg – 0.1%
46,127	Reinet Investments SCA (Financials)	760,818

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Mexico – 2.1%
917,566	Alfa SAB de CV, Class A (Industrials)	$584,885
4,333,191	America Movil SAB de CV, Series L (Communication Services)	3,699,328
3,334,400	Cemex SAB de CV, Series CPO (Materials)*	1,238,463
375,161	Fomento Economico Mexicano SAB de CV (Consumer Staples)	2,355,389
203,271	Gruma SAB de CV, Class B (Consumer Staples)	2,218,779
1,094,936	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,605,144
363,167	Grupo Financiero Banorte SAB de CV, Class O (Financials)	2,148,449
546,815	Grupo Mexico SAB de CV, Series B (Materials)	2,073,938
1,196,330	Wal-Mart de Mexico SAB de CV (Consumer Staples)	3,916,387

		21,840,762

Philippines – 0.3%
364,980	Bank of the Philippine Islands (Financials)	617,129
12,654	Globe Telecom, Inc. (Communication Services)	472,765
82,040	International Container Terminal Services, Inc. (Industrials)	264,725
167,850	Manila Electric Co. (Utilities)	900,301
26,285	PLDT, Inc. (Communication Services)	785,905

		3,040,825

Poland – 0.7%
26,856	Bank Pekao SA (Financials)	373,151
16,684	CD Projekt SA (Communication Services)	299,086
33,198	Dino Polska SA (Consumer Staples)*(a)	2,431,572
24,857	KGHM Polska Miedz SA (Materials)	468,800
578	LPP SA (Consumer Discretionary)	1,045,758
451,813	PGE Polska Grupa Energetyczna SA (Utilities)*	690,549
115,825	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	580,544
209,297	Powszechny Zaklad Ubezpieczen SA (Financials)	1,256,005

		7,145,465

Qatar – 1.4%
589,801	Commercial Bank PSQC (The) (Financials)	1,187,133
104,230	Industries Qatar QSC (Industrials)	519,469
1,079,017	Masraf Al Rayan QSC (Financials)	1,339,531

Common Stocks – (continued)
Qatar – (continued)
751,965	Ooredoo QPSC (Communication Services)	1,874,879
632,475	Qatar International Islamic Bank QSC (Financials)	2,068,450
371,598	Qatar Islamic Bank (Financials)	2,613,201
777,114	Qatar National Bank QPSC (Financials)	4,404,375

		14,007,038

Romania – 0.1%
132,406	NEPI Rockcastle S.A. (Real Estate)	704,895

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)*(c)	—
35,708,229	Inter RAO UES PJSC (Utilities)(c)	—
62,206	LUKOIL PJSC (Energy)(c)	—
11,906	MMC Norilsk Nickel PJSC (Materials)(c)	—
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)*(c)	—
5,200	Novatek PJSC GDR (Energy)(c)	—
839,494	Novolipetsk Steel PJSC (Materials)(c)	—
127,440	PhosAgro PJSC GDR (Materials)(c)	—
820	PhosAgro PJSC (Materials)(c)	—
73,809	Polymetal International PLC (Materials)(c)	—
11,287	Polyus PJSC (Materials)(c)	—
90,086	Rosneft Oil Co. PJSC (Energy)(c)	—
1,661,273	Sberbank of Russia PJSC (Financials)*(c)	—
152,107	Severstal PAO (Materials)(c)	—
3,362,523	Surgutneftegas PJSC (Energy)(c)	—
277,377	Tatneft PJSC (Energy)(c)	—
29,482	TCS Group Holding PLC GDR (Financials)*(c)	—
799,132,583	VTB Bank PJSC (Financials)*(c)	—
69,395	X5 Retail Group NV GDR (Consumer Staples)(c)	—
41,484	Yandex NV, Class A (Communication Services)*(c)	—

		—

Saudi Arabia – 4.3%
54,322	Advanced Petrochemical Co. (Materials)	722,559
288,885	Al Rajhi Bank (Financials)*	6,932,010
82,200	Alinma Bank (Financials)	830,966
32,932	Almarai Co. JSC (Consumer Staples)	464,325
67,000	Arab National Bank (Financials)	534,717
46,100	Bank AlBilad (Financials)*	620,553
64,200	Bank Al-Jazira (Financials)	402,381
46,011	Banque Saudi Fransi (Financials)	608,951
27,463	Bupa Arabia for Cooperative Insurance Co. (Financials)	1,201,095

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – (continued)
147,052	Dar Al Arkan Real Estate Development Co. (Real Estate)*	$553,939
213,062	Etihad Etisalat Co. (Communication Services)	2,074,506
10,024	Jarir Marketing Co. (Consumer Discretionary)	458,667
195,316	Mobile Telecommunications Co Saudi Arabia (Communication Services)*	601,692
168,284	Rabigh Refining & Petrochemical Co. (Energy)*	775,387
87,205	Riyad Bank (Financials)	823,564
33,113	SABIC Agri-Nutrients Co. (Materials)	1,532,765
207,740	Sahara International Petrochemical Co. (Materials)	2,638,889
48,796	Saudi Arabian Mining Co. (Materials)*	967,093
432,530	Saudi Arabian Oil Co. (Energy)(a)	4,314,944
110,447	Saudi Basic Industries Corp. (Materials)	2,944,078
63,136	Saudi British Bank (The) (Financials)	670,998
275,529	Saudi Electricity Co. (Utilities)	1,850,787
63,968	Saudi Industrial Investment Group (Materials)	435,643
96,700	Saudi Investment Bank (The) (Financials)	514,498
330,039	Saudi Kayan Petrochemical Co. (Materials)*	1,290,655
294,624	Saudi National Bank (The) (Financials)	5,478,643
231,347	Saudi Telecom Co. (Communication Services)	2,572,574
119,203	Savola Group (The) (Consumer Staples)	1,035,376

		43,852,255

Singapore – 0.0%
50,200	BOC Aviation Ltd. (Industrials)(a)	403,258

South Africa – 3.7%
168,887	Absa Group Ltd. (Financials)	1,763,938
57,183	African Rainbow Minerals Ltd. (Materials)	792,706
4,620	Anglo American Platinum Ltd. (Materials)	324,927
127,500	Aspen Pharmacare Holdings Ltd. (Health Care)	1,103,368
96,111	Bid Corp. Ltd. (Consumer Staples)	1,832,912
48,828	Bidvest Group Ltd. (The) (Industrials)	615,779
8,111	Capitec Bank Holdings Ltd. (Financials)	972,474
100,054	Clicks Group Ltd. (Consumer Staples)	1,749,436

Common Stocks – (continued)
South Africa – (continued)
32,542	Discovery Ltd. (Financials)*	234,532
614,739	FirstRand Ltd. (Financials)	2,314,414
172,198	Gold Fields Ltd. (Materials)	1,401,576
212,001	Impala Platinum Holdings Ltd. (Materials)	2,243,596
59,177	Kumba Iron Ore Ltd. (Materials)(b)	1,321,105
152,946	Mr Price Group Ltd. (Consumer Discretionary)	1,671,024
301,179	MTN Group Ltd. (Communication Services)	2,195,530
370,241	MultiChoice Group (Communication Services)	2,511,298
3,500	Naspers Ltd., Class N (Consumer Discretionary)	498,122
155,258	Nedbank Group Ltd. (Financials)(b)	1,847,312
687,719	Old Mutual Ltd. (Financials)	410,346
336,960	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	397,566
104,641	Remgro Ltd. (Financials)	781,904
291,157	Sanlam Ltd. (Financials)	910,826
46,391	Sasol Ltd. (Materials)*	903,166
243,879	Shoprite Holdings Ltd. (Consumer Staples)	3,329,863
572,493	Sibanye Stillwater Ltd. (Materials)	1,292,815
156,455	SPAR Group Ltd. (The) (Consumer Staples)	1,437,289
215,347	Standard Bank Group Ltd. (Financials)	1,935,980
170,422	Vodacom Group Ltd. (Communication Services)	1,261,337

		38,055,141

South Korea – 11.6%
16,750	Amorepacific Corp. (Consumer Staples)	1,540,316
43,647	AMOREPACIFIC Group (Consumer Staples)	1,138,859
11,024	BGF retail Co. Ltd. (Consumer Staples)	1,322,831
4,595	Celltrion, Inc. (Health Care)	651,006
104,476	Cheil Worldwide, Inc. (Communication Services)	1,710,608
3,783	CJ CheilJedang Corp. (Consumer Staples)	1,152,534
14,207	CJ Corp. (Industrials)	830,614
13,524	CJ ENM Co. Ltd. (Communication Services)	993,914
9,275	CJ Logistics Corp. (Industrials)*	821,717
32,553	Coway Co. Ltd. (Consumer Discretionary)	1,550,317
10,204	DB Insurance Co. Ltd. (Financials)	455,444
10,114	Doosan Bobcat, Inc. (Industrials)	262,387

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
32,724	Doosan Enerbility Co. Ltd. (Industrials)*	$497,876
11,560	Ecopro BM Co. Ltd. (Industrials)	969,707
6,599	E-MART, Inc. (Consumer Staples)	482,511
8,356	F&F Co. Ltd. (Consumer Discretionary)	890,232
31,274	GS Engineering & Construction Corp. (Industrials)	704,954
49,082	GS Holdings Corp. (Industrials)	1,689,825
58,985	Hana Financial Group, Inc. (Financials)	1,730,897
41,606	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	1,180,477
1,800	Hanmi Pharm Co. Ltd. (Health Care)	414,489
21,209	Hanwha Solutions Corp. (Materials)*	834,057
18,664	HMM Co. Ltd. (Industrials)	310,474
29,036	Hotel Shilla Co. Ltd. (Consumer Discretionary)(b)	1,602,076
20,966	Hyundai Engineering & Construction Co. Ltd. (Industrials)	755,532
7,465	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	1,199,936
12,737	Hyundai Motor Co. (Consumer Discretionary)	1,866,436
22,518	Hyundai Steel Co. (Materials)	553,880
178,869	Industrial Bank of Korea (Financials)	1,279,785
16,548	Kakao Corp. (Communication Services)	908,096
42,047	Kangwon Land, Inc. (Consumer Discretionary)*	834,621
57,236	KB Financial Group, Inc. (Financials)	2,116,048
52,911	Kia Corp. (Consumer Discretionary)	3,196,298
17,304	Korea Aerospace Industries Ltd. (Industrials)	789,162
49,489	Korea Electric Power Corp. (Utilities)*(b)	775,145
6,572	Korea Investment Holdings Co. Ltd. (Financials)	279,085
3,279	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	238,286
1,299	Korea Zinc Co. Ltd. (Materials)	652,632
26,780	Korean Air Lines Co. Ltd. (Industrials)*	537,582
22,033	KT&G Corp. (Consumer Staples)	1,370,525
6,779	Kumho Petrochemical Co. Ltd. (Materials)	658,869
4,374	L&F Co. Ltd. (Information Technology)*	753,771
2,204	LG Chem Ltd. (Materials)	1,041,403

Common Stocks – (continued)
South Korea – (continued)
61,493	LG Display Co. Ltd. (Information Technology)	717,200
34,602	LG Electronics, Inc. (Consumer Discretionary)	2,612,838
3,204	LG H&H Co. Ltd. (Consumer Staples)	1,705,542
2,828	LG Innotek Co. Ltd. (Information Technology)	727,324
194,298	LG Uplus Corp. (Communication Services)(b)	1,670,537
2,764	Lotte Chemical Corp. (Materials)	361,631
17,875	Lotte Shopping Co. Ltd. (Consumer Discretionary)	1,320,362
16,070	Meritz Financial Group, Inc. (Financials)	370,047
27,831	Meritz Fire & Marine Insurance Co. Ltd. (Financials)	797,966
426,921	Meritz Securities Co. Ltd. (Financials)	1,544,838
9,211	NAVER Corp. (Communication Services)	1,652,753
4,267	NCSoft Corp. (Communication Services)	1,207,476
97,526	NH Investment & Securities Co. Ltd. (Financials)	725,493
21,411	Orion Corp. (Consumer Staples)	1,575,150
11,709	Pearl Abyss Corp. (Communication Services)*	497,231
9,183	POSCO Holdings, Inc. (Materials)	1,750,712
27,695	S-1 Corp. (Industrials)	1,205,076
1,274	Samsung Biologics Co. Ltd. (Health Care)*(a)	795,327
15,474	Samsung C&T Corp. (Industrials)	1,394,054
14,735	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,542,297
689,610	Samsung Electronics Co. Ltd. (Information Technology)	30,779,946
27,334	Samsung Engineering Co. Ltd. (Industrials)*	479,221
11,278	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	1,644,208
136,294	Samsung Heavy Industries Co. Ltd. (Industrials)*	608,333
3,940	Samsung SDI Co. Ltd. (Information Technology)	1,761,519
12,320	Samsung SDS Co. Ltd. (Information Technology)	1,183,597
49,129	Samsung Securities Co. Ltd. (Financials)	1,245,167
23,291	SD Biosensor, Inc. (Health Care)	612,073
50,210	Seegene, Inc. (Health Care)(b)	1,184,349
71,158	Shinhan Financial Group Co. Ltd. (Financials)	1,947,129
83,393	SK Hynix, Inc. (Information Technology)	5,935,489
27,294	SK Square Co. Ltd. (Information Technology)*	826,442

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
3,636	SKC Co. Ltd. (Materials)	$330,286
152,449	Woori Financial Group, Inc. (Financials)	1,390,511
24,656	Yuhan Corp. (Health Care)	1,047,034

		118,694,372

Taiwan – 14.3%
172,879	Accton Technology Corp. (Information Technology)	1,610,224
887,735	Acer, Inc. (Information Technology)	641,648
185,806	Advantech Co. Ltd. (Information Technology)	1,999,227
512,849	ASE Technology Holding Co. Ltd. (Information Technology)	1,438,926
493,401	Asia Cement Corp. (Materials)	701,095
125,248	Asustek Computer, Inc. (Information Technology)	1,049,306
1,470,157	AUO Corp. (Information Technology)	809,039
215,399	Catcher Technology Co. Ltd. (Information Technology)*	1,312,740
1,511,105	Cathay Financial Holding Co. Ltd. (Financials)	2,211,736
258,398	Chailease Holding Co. Ltd. (Financials)	1,672,424
389,798	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	453,991
5,400,539	China Development Financial Holding Corp. (Financials)	2,377,568
2,009,344	China Steel Corp. (Materials)	1,911,146
447,788	Chunghwa Telecom Co. Ltd. (Communication Services)	1,780,118
1,575,239	Compal Electronics, Inc. (Information Technology)	1,177,386
2,998,921	CTBC Financial Holding Co. Ltd. (Financials)	2,315,389
281,450	Delta Electronics, Inc. (Information Technology)	2,431,913
65,300	E Ink Holdings, Inc. (Information Technology)	513,818
13,669	eMemory Technology, Inc. (Information Technology)	621,982
1,370,176	E.Sun Financial Holding Co. Ltd. (Financials)	1,269,453
980,601	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	2,844,750
627,124	Far Eastern New Century Corp. (Industrials)	674,770
276,929	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	1,564,905
1,118,889	First Financial Holding Co. Ltd. (Financials)	975,984
380,739	Formosa Plastics Corp. (Materials)	1,139,559
1,426,936	Fubon Financial Holding Co. Ltd. (Financials)	2,690,961

Common Stocks – (continued)
Taiwan – (continued)
34,129	Globalwafers Co. Ltd. (Information Technology)	544,943
1,312,927	Hon Hai Precision Industry Co. Ltd. (Information Technology)	4,701,734
967,942	Hua Nan Financial Holdings Co. Ltd. (Financials)	739,372
1,911,818	Innolux Corp. (Information Technology)	760,016
907,809	Inventec Corp. (Information Technology)	690,457
10,378	Largan Precision Co. Ltd. (Information Technology)	666,579
603,073	Lite-On Technology Corp. (Information Technology)	1,303,727
248,342	MediaTek, Inc. (Information Technology)	5,442,106
1,346,097	Mega Financial Holding Co. Ltd. (Financials)	1,587,676
420,888	Micro-Star International Co. Ltd. (Information Technology)	1,590,213
480,022	Nan Ya Plastics Corp. (Materials)	1,083,450
55,947	Nan Ya Printed Circuit Board Corp. (Information Technology)	497,205
553,035	Nanya Technology Corp. (Information Technology)	970,253
138,723	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,289,811
222,083	Novatek Microelectronics Corp. (Information Technology)	1,922,591
580,090	Pegatron Corp. (Information Technology)	1,212,114
874,024	Pou Chen Corp. (Consumer Discretionary)	832,746
382,020	President Chain Store Corp. (Consumer Staples)	3,363,659
375,762	Quanta Computer, Inc. (Information Technology)	978,987
219,096	Realtek Semiconductor Corp. (Information Technology)	2,490,586
2,161,014	SinoPac Financial Holdings Co. Ltd. (Financials)	1,231,822
675,731	Synnex Technology International Corp. (Information Technology)	1,238,794
2,270,125	Taishin Financial Holding Co. Ltd. (Financials)	1,133,664
651,460	Taiwan Cement Corp. (Materials)	841,146
717,672	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	651,947
200,481	Taiwan Mobile Co. Ltd. (Communication Services)	656,030
3,442,608	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	57,117,603
106,307	Unimicron Technology Corp. (Information Technology)	529,134
1,580,334	Uni-President Enterprises Corp. (Consumer Staples)	3,426,761

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
2,238,173	United Microelectronics Corp. (Information Technology)*	$3,022,223
275,965	Vanguard International Semiconductor Corp. (Information Technology)	674,556
157,889	Wan Hai Lines Ltd. (Industrials)	450,259
1,494,235	Winbond Electronics Corp. (Information Technology)	1,089,840
787,645	WPG Holdings Ltd. (Information Technology)	1,330,101
354,133	Yang Ming Marine Transport Corp. (Industrials)	917,982
2,737,597	Yuanta Financial Holding Co. Ltd. (Financials)	1,825,814

		146,995,959

Tanzania – 0.0%
32,036	AngloGold Ashanti Ltd. (Materials)(b)	431,604

Thailand – 1.6%
372,216	Advanced Info Service PCL NVDR (Communication Services)	1,959,972
281,700	Airports of Thailand PCL NVDR (Industrials)*	562,048
1,816,600	Bangkok Dusit Medical Services PCL NVDR (Health Care)	1,457,266
84,800	Bumrungrad Hospital PCL NVDR (Health Care)	502,346
796,400	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	567,882
949,377	CP ALL PCL NVDR (Consumer Staples)	1,601,280
58,000	Delta Electronics Thailand PCL NVDR (Information Technology)	833,514
144,200	Electricity Generating PCL NVDR (Utilities)	723,719
469,300	Gulf Energy Development PCL NVDR (Utilities)	659,626
303,700	Intouch Holdings PCL NVDR (Communication Services)	605,942
284,700	JMT Network Services PCL NVDR (Financials)	609,026
1,304,000	Krung Thai Bank PCL NVDR (Financials)	604,391
455,200	Krungthai Card PCL NVDR (Financials)	752,165
655,100	Muangthai Capital PCL NVDR (Financials)	763,572
138,200	PTT Exploration & Production PCL NVDR (Energy)	638,648
389,000	PTT Global Chemical PCL NVDR (Materials)	506,753
1,061,600	PTT PCL NVDR (Energy)	1,091,807
570,800	Ratch Group PCL NVDR (Utilities)	688,795

Common Stocks – (continued)
Thailand – (continued)
62,700	Siam Cement PCL (The) NVDR (Materials)	615,608
862,400	Thai Union Group PCL NVDR (Consumer Staples)	413,905

		16,158,265

Turkey – 0.5%
324,700	BIM Birlesik Magazalar AS (Consumer Staples)	1,952,358
551,329	Eregli Demir ve Celik Fabrikalari TAS (Materials)	872,090
518,053	KOC Holding AS (Industrials)	1,298,941
660,822	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	900,007

		5,023,396

United Arab Emirates – 1.6%
699,400	Abu Dhabi Commercial Bank PJSC (Financials)	1,727,054
490,028	Abu Dhabi Islamic Bank PJSC (Financials)	1,180,694
1,313,494	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	1,587,758
941,438	Aldar Properties PJSC (Real Estate)	1,235,412
1,028,292	Dubai Islamic Bank PJSC (Financials)	1,637,742
1,068,663	Emaar Properties PJSC (Real Estate)	1,821,328
550,868	Emirates NBD Bank PJSC (Financials)	2,002,175
392,231	Emirates Telecommunications Group Co. PJSC (Communication Services)	2,746,541
468,889	First Abu Dhabi Bank PJSC (Financials)	2,438,241

		16,376,945

United States – 0.3%
526,002	JBS SA (Consumer Staples)	3,004,130
11,500	Parade Technologies Ltd. (Information Technology)	326,062

		3,330,192

TOTAL COMMON STOCKS
(Cost $957,308,056)		$990,531,570

Shares	Description	Rate	Value

Preferred Stocks – 2.2%
Brazil – 1.4%
809,211	Banco Bradesco SA (Financials)	3.29%	$2,961,328
119,063	Braskem SA, Class A (Materials)	30.35	699,762

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Brazil – (continued)
44,200	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.33%	$408,643
274,737	Cia Energetica de Minas Gerais (Utilities)	9.62	641,636
111,664	Gerdau SA (Materials)	17.22	502,607
630,670	Itau Unibanco Holding SA (Financials)	3.15	3,141,786
770,355	Itausa SA (Financials)	6.16	1,360,500
720,396	Petroleo Brasileiro SA (Energy)	33.98	4,620,490

			14,336,752

Chile – 0.1%
8,256	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	4.38	828,763

Colombia – 0.0%
85,275	Bancolombia SA (Financials)	5.45	589,549

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)(c)	15.71	—

South Korea – 0.7%
6,930	Hyundai Motor Co. (Consumer Discretionary)	5.48	483,398
6,639	Hyundai Motor Co. (Consumer Discretionary)	5.52	452,676
5,415	LG H&H Co. Ltd. (Consumer Staples)	3.33	1,483,756
120,170	Samsung Electronics Co. Ltd. (Information Technology)	2.72	4,896,464

			7,316,294

TOTAL PREFERRED STOCKS
(Cost $21,413,328)			$23,071,358

Shares	Description	Value

Exchange-Traded Fund – 0.6%
United States – 0.6%
257,264	iShares MSCI Malaysia ETF(b)
(Cost $7,732,868)		$5,742,132

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $986,454,252)		$1,019,345,060

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,851,775	2.154%	$10,851,775
(Cost $10,851,775)

TOTAL INVESTMENTS – 100.5%
(Cost $997,306,027)		$1,030,196,835

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(4,989,136)

NET ASSETS – 100.0%		$1,025,207,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	64	09/16/22	$3,150,514	$(8,434)

Sector	% of Market Value

Financials	21.2%
Information Technology	19.2
Consumer Discretionary	11.7
Consumer Staples	11.0
Communication Services	9.2
Materials	7.8
Industrials	5.2
Health Care	4.7
Energy	4.3
Utilities	3.0
Real Estate	1.0
Exchange-Traded Fund	0.6
Securities Lending Reinvestment Vehicle	1.1

TOTAL INVESTMENTS	100.0%

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.7%
Australia – 1.2%
12,680	Glencore PLC (Materials)*	$69,833
1,472	Rio Tinto PLC (Materials)	81,718

		151,551

Austria – 0.6%
507	Erste Group Bank AG (Financials)	11,461
376	Mondi PLC (Materials)	6,414
878	OMV AG (Energy)	35,562
121	Verbund AG (Utilities)	11,601
518	voestalpine AG (Materials)	10,480

		75,518

Belgium – 1.2%
199	Ageas SA/NV (Financials)	8,102
588	Anheuser-Busch InBev SA/NV (Consumer Staples)	28,585
57	D’ieteren Group (Consumer Discretionary)	8,637
124	Elia Group SA/NV (Utilities)	18,067
153	Groupe Bruxelles Lambert SA (Financials)	11,616
112	KBC Group NV (Financials)	5,336
361	Proximus SADP (Communication Services)	4,603
89	Sofina SA (Financials)	17,917
171	Solvay SA (Materials)	13,866
328	UCB SA (Health Care)	23,120
169	Warehouses De Pauw CVA REIT (Real Estate)	5,163

		145,012

Brazil – 0.1%
317	Yara International ASA (Materials)	13,461

China – 0.1%
110	Prosus NV (Consumer Discretionary)*	6,830

Denmark – 4.5%
24	AP Moller – Maersk A/S, Class A (Industrials)	56,331
25	AP Moller – Maersk A/S, Class B (Industrials)	60,013
184	Carlsberg AS, Class B (Consumer Staples)	24,027
115	Chr Hansen Holding A/S (Materials)	6,720
102	Coloplast A/S, Class B (Health Care)	11,697
1,622	Danske Bank A/S (Financials)	21,750
231	Demant A/S (Health Care)*	7,136
82	DSV A/S (Industrials)	12,157
31	Genmab A/S (Health Care)*	11,065
2,514	Novo Nordisk A/S, Class B (Health Care)	269,371
244	Novozymes A/S, Class B (Materials)	14,040
46	Orsted AS (Utilities)(a)	4,521
386	Pandora A/S (Consumer Discretionary)	23,333
29	ROCKWOOL A/S, Class B (Industrials)	6,001
964	Tryg A/S (Financials)	21,851
172	Vestas Wind Systems A/S (Industrials)	4,335

		554,348

Common Stocks – (continued)
Finland – 1.8%
342	Elisa OYJ (Communication Services)	18,316
2,843	Fortum OYJ (Utilities)	29,288
143	Kesko OYJ, Class B (Consumer Staples)	3,017
189	Kone OYJ, Class B (Industrials)	7,587
55	Neste OYJ (Energy)	2,724
7,268	Nokia OYJ (Information Technology)	36,630
3,095	Nordea Bank Abp (Financials)	28,859
1,149	Orion OYJ, Class B (Health Care)	52,188
606	Sampo OYJ, Class A (Financials)	27,482
587	Stora Enso OYJ, Class R (Materials)	8,780
319	UPM-Kymmene OYJ (Materials)	10,871

		225,742

France – 17.8%
65	Aeroports de Paris (Industrials)*	8,945
482	Air Liquide SA (Materials)	60,681
312	Airbus SE (Industrials)	30,711
97	Amundi SA (Financials)(a)	4,945
93	Arkema SA (Materials)	7,891
2,006	AXA SA (Financials)	47,453
333	BioMerieux (Health Care)	30,558
1,175	BNP Paribas SA (Financials)	54,923
4,295	Bollore SE (Communication Services)	20,627
535	Bouygues SA (Industrials)	15,763
791	Bureau Veritas SA (Industrials)	19,702
352	Capgemini SE (Information Technology)	61,234
3,140	Carrefour SA (Consumer Staples)	52,540
1,275	Cie de Saint-Gobain (Industrials)	51,732
690	Cie Generale des Etablissements Michelin (Consumer Discretionary)	16,864
81	Covivio REIT (Real Estate)	4,545
2,573	Credit Agricole SA (Financials)	23,777
928	Danone SA (Consumer Staples)	49,000
142	Dassault Aviation SA (Industrials)	19,562
749	Dassault Systemes (Information Technology)	29,053
208	Edenred (Information Technology)	10,562
819	Eiffage SA (Industrials)	72,357
228	Electricite de France SA (Utilities)	2,736
2,920	Engie SA (Utilities)	34,847
304	EssilorLuxottica SA (Consumer Discretionary)	45,624
246	Eurazeo SE (Financials)	14,755
82	Gecina SA REIT (Real Estate)	7,334
1,076	Getlink SE (Industrials)	20,330
61	Hermes International (Consumer Discretionary)	78,667
788	Ipsen SA (Health Care)	75,711
80	Kering (Consumer Discretionary)	40,463
197	Klepierre SA REIT (Real Estate)*	4,061
1,972	La Francaise des Jeux SAEM (Consumer Discretionary)(a)	64,188
370	Legrand SA (Industrials)	26,892
389	L’Oreal SA (Consumer Staples)	134,265
355	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	231,138

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
2,224	Orange SA (Communication Services)	$22,583
217	Pernod Ricard SA (Consumer Staples)	40,051
412	Publicis Groupe SA (Communication Services)	20,196
99	Remy Cointreau SA (Consumer Staples)	18,447
631	Renault SA (Consumer Discretionary)*	18,153
218	Safran SA (Industrials)	22,338
1,486	Sanofi (Health Care)	122,797
58	Sartorius Stedim Biotech (Health Care)	21,328
511	SEB SA (Consumer Discretionary)	38,024
1,802	Societe Generale SA (Financials)	40,009
137	Sodexo SA (Consumer Discretionary)	10,530
44	Teleperformance (Industrials)	12,579
165	Thales SA (Industrials)	19,935
2,858	TotalEnergies SE (Energy)	145,676
284	Ubisoft Entertainment SA (Communication Services)*	13,139
1,096	Veolia Environnement SA (Utilities)	24,554
595	Vinci SA (Industrials)	55,193
1,417	Vivendi SE (Communication Services)	12,901
764	Wendel SE (Financials)	60,307
242	Worldline SA (Information Technology)*(a)	10,413

		2,203,589

Germany – 11.8%
358	adidas AG (Consumer Discretionary)	53,379
343	Allianz SE (Financials)	58,144
589	BASF SE (Materials)	24,917
1,141	Bayer AG (Health Care)	60,350
518	Bayerische Motoren Werke AG (Consumer Discretionary)	38,269
121	Bechtle AG (Information Technology)	4,652
243	Beiersdorf AG (Consumer Staples)	24,581
324	Brenntag SE (Industrials)	21,314
106	Carl Zeiss Meditec AG (Health Care)	13,238
4,556	Commerzbank AG (Financials)*	30,374
330	Covestro AG (Materials)(a)	9,995
556	Daimler Truck Holding AG (Industrials)*	14,271
4,129	Deutsche Bank AG (Financials)	34,556
173	Deutsche Boerse AG (Financials)	29,304
6,461	Deutsche Lufthansa AG (Industrials)*	38,559
2,235	Deutsche Post AG (Industrials)	81,794
3,273	Deutsche Telekom AG (Communication Services)	61,834
2,801	E.ON SE (Utilities)	23,969
336	Evonik Industries AG (Materials)	6,283
439	Fresenius Medical Care AG & Co. KGaA (Health Care)	15,093
1,350	Fresenius SE & Co. KGaA (Health Care)	33,476
400	GEA Group AG (Industrials)	13,953
99	Hannover Rueck SE (Financials)	14,624
627	HeidelbergCement AG (Materials)	28,435
1,741	HelloFresh SE (Consumer Staples)*	41,771
150	Henkel AG & Co. KGaA (Consumer Staples)	9,397
872	Infineon Technologies AG (Information Technology)	21,307

Common Stocks – (continued)
Germany – (continued)
85	KION Group AG (Industrials)	3,404
321	Knorr-Bremse AG (Industrials)	15,606
90	LEG Immobilien SE (Real Estate)	6,816
1,111	Mercedes-Benz Group AG (Consumer Discretionary)	62,695
240	Merck KGaA (Health Care)	41,364
99	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	23,713
750	Nemetschek SE (Information Technology)	44,420
619	Puma SE (Consumer Discretionary)	37,981
61	Rational AG (Industrials)	33,031
62	Rheinmetall AG (Industrials)	9,875
1,224	RWE AG (Utilities)	46,869
1,205	SAP SE (Information Technology)	102,921
107	Scout24 SE (Communication Services)(a)	6,191
737	Siemens AG (Industrials)	74,909
964	Siemens Energy AG (Industrials)	14,225
187	Siemens Healthineers AG (Health Care)(a)	9,163
177	Symrise AG (Materials)	18,572
4,653	Telefonica Deutschland Holding AG (Communication Services)	12,095
1,186	Uniper SE (Utilities)(b)	6,422
329	United Internet AG (Communication Services)	7,460
127	Volkswagen AG (Consumer Discretionary)	23,523
380	Vonovia SE (Real Estate)	10,317
1,582	Zalando SE (Consumer Discretionary)*(a)	36,763

		1,456,174

Hong Kong – 0.0%
472	Prudential PLC (Financials)	4,963

Ireland – 0.7%
455	AerCap Holdings NV (Industrials)*	20,043
766	CRH PLC (Materials)	28,341
136	Kerry Group PLC, Class A (Consumer Staples)	14,065
227	Kingspan Group PLC (Industrials)	12,929
378	Smurfit Kappa Group PLC (Materials)	12,752

		88,130

Italy – 3.6%
1,693	Assicurazioni Generali SpA (Financials)	24,923
921	Atlantia SpA (Industrials)	21,143
579	Coca-Cola HBC AG (Consumer Staples)*	13,272
1,332	Davide Campari-Milano NV (Consumer Staples)	13,137
107	DiaSorin SpA (Health Care)	14,089
7,271	Enel SpA (Utilities)	34,331
5,225	Eni SpA (Energy)	62,039
216	Ferrari NV (Consumer Discretionary)	41,963
1,223	FinecoBank Banca Fineco SpA (Financials)	13,300
672	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	6,257
7,284	Intesa Sanpaolo SpA (Financials)	12,620
748	Mediobanca Banca di Credito Finanziario SpA (Financials)	5,948

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
912	Moncler SpA (Consumer Discretionary)	$40,938
598	Nexi SpA (Information Technology)*(a)	4,932
3,363	Poste Italiane SpA (Financials)(a)	27,026
470	Prysmian SpA (Industrials)	14,467
501	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	20,524
3,233	Snam SpA (Utilities)	15,396
170,174	Telecom Italia SpA (Communication Services)*	35,250
2,048	Terna – Rete Elettrica Nazionale (Utilities)	14,622
834	UniCredit SpA (Financials)	8,217

		444,394

Jordan – 0.1%
943	Hikma Pharmaceuticals PLC (Health Care)	14,407

Luxembourg – 0.7%
3,135	ArcelorMittal (Materials)	74,885
224	Eurofins Scientific SE (Health Care)	15,565

		90,450

Netherlands – 8.2%
464	ABN AMRO Bank NV (Financials)(a)(b)	4,467
10	Adyen NV (Information Technology)*(a)	15,536
5,302	Aegon NV (Financials)	23,821
244	Akzo Nobel NV (Materials)	15,467
15	Argenx SE (Health Care)*	5,634
70	ASM International NV (Information Technology)	19,082
503	ASML Holding NV (Information Technology)	245,132
120	Euronext NV (Financials)(a)	8,905
448	EXOR NV (Financials)	27,146
290	Heineken Holding NV (Consumer Staples)	20,646
237	Heineken NV (Consumer Staples)	21,386
122	IMCD NV (Industrials)	16,905
2,304	ING Groep NV (Financials)	20,309
565	JDE Peet’s NV (Consumer Staples)	17,453
3,435	Koninklijke Ahold Delhaize NV (Consumer Staples)	94,641
125	Koninklijke DSM NV (Materials)	16,007
6,875	Koninklijke KPN NV (Communication Services)	21,915
1,300	Koninklijke Philips NV (Health Care)	21,762
1,341	NN Group NV (Financials)	55,246
251	OCI NV (Materials)	9,450
849	Randstad NV (Industrials)	39,689
8,044	Shell PLC (Energy)	214,344
608	Universal Music Group NV (Communication Services)	12,109
632	Wolters Kluwer NV (Industrials)	61,924

		1,008,976

Common Stocks – (continued)
Norway – 1.4%
450	Aker BP ASA (Energy)	15,766
1,061	DNB Bank ASA (Financials)	20,313
1,362	Equinor ASA (Energy)	52,522
1,606	Gjensidige Forsikring ASA (Financials)	32,689
262	Kongsberg Gruppen ASA (Industrials)	8,976
424	Mowi ASA (Consumer Staples)	8,729
1,357	Norsk Hydro ASA (Materials)	9,366
1,850	Orkla ASA (Consumer Staples)	15,551
52	Salmar ASA (Consumer Staples)	3,456
902	Telenor ASA (Communication Services)	9,907

		177,275

Portugal – 0.7%
1,942	EDP – Energias de Portugal SA (Utilities)	9,299
3,371	Jeronimo Martins SGPS SA (Consumer Staples)	74,913

		84,212

Singapore – 0.3%
950	STMicroelectronics NV (Information Technology)	33,191

South Africa – 0.3%
950	Anglo American PLC (Materials)	30,764

Spain – 3.7%
78	Acciona SA (Utilities)	15,302
757	ACS Actividades de Construccion y Servicios SA (Industrials)	16,906
23	Aena SME SA (Industrials)*(a)	2,830
336	Amadeus IT Group SA (Information Technology)*	17,778
7,644	Banco Bilbao Vizcaya Argentaria SA (Financials)	34,524
17,635	Banco Santander SA (Financials)	42,860
5,627	CaixaBank SA (Financials)	16,997
153	Cellnex Telecom SA (Communication Services)*(a)	5,965
658	Enagas SA (Utilities)	12,036
562	Endesa SA (Utilities)	9,664
550	Ferrovial SA (Industrials)	13,815
598	Grifols SA (Health Care)*(b)	7,243
6,685	Iberdrola SA (Utilities)	69,809
2,471	Industria de Diseno Textil SA (Consumer Discretionary)	53,546
800	Naturgy Energy Group SA (Utilities)(b)	22,106
1,336	Red Electrica Corp. SA (Utilities)	24,497
4,647	Repsol SA (Energy)	60,676
6,267	Telefonica SA (Communication Services)	25,938

		452,492

Sweden – 4.2%
166	Alfa Laval AB (Industrials)	4,457
57	Alleima AB (Materials)*	229
729	Assa Abloy AB, Class B (Industrials)	14,857
2,032	Atlas Copco AB, Class A (Industrials)	20,780
1,065	Atlas Copco AB, Class B (Industrials)	9,767

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
103	Boliden AB (Materials)	$3,328
296	Electrolux AB, Class B (Consumer Discretionary)	3,765
306	Epiroc AB, Class A (Industrials)	4,709
228	Epiroc AB, Class B (Industrials)	3,120
516	EQT AB (Financials)	11,661
416	Essity AB, Class B (Consumer Staples)	9,276
309	Getinge AB, Class B (Health Care)	5,758
4,005	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	41,831
2,019	Hexagon AB, Class B (Information Technology)	20,782
228	Holmen AB, Class B (Materials)	9,833
1,159	Husqvarna AB, Class B (Industrials)	7,848
382	Industrivarden AB, Class A (Financials)	8,521
390	Industrivarden AB, Class C (Financials)	8,612
1,237	Investor AB, Class A (Financials)	20,684
1,631	Investor AB, Class B (Financials)	25,876
177	L E Lundbergforetagen AB, Class B (Financials)	7,357
445	Lifco AB, Class B (Industrials)	6,966
955	Nibe Industrier AB, Class B (Industrials)	9,004
289	Sandvik AB (Industrials)	4,537
1,499	Securitas AB, Class B (Industrials)(b)	13,195
1,855	Skandinaviska Enskilda Banken AB, Class A (Financials)	18,605
760	Skanska AB, Class B (Industrials)	11,304
856	Svenska Cellulosa AB SCA, Class B (Materials)	12,909
1,720	Svenska Handelsbanken AB, Class A (Financials)	14,167
1,142	Swedbank AB, Class A (Financials)	14,853
7,994	Swedish Match AB (Consumer Staples)	80,517
569	Swedish Orphan Biovitrum AB (Health Care)*	12,607
1,486	Tele2 AB, Class B (Communication Services)	15,876
3,833	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	28,831
4,007	Telia Co. AB (Communication Services)	14,162
279	Volvo AB, Class A (Industrials)	4,668
979	Volvo AB, Class B (Industrials)	15,586

		520,838

Switzerland – 8.4%
1,479	ABB Ltd. (Industrials)	40,872
199	Adecco Group AG (Industrials)	6,331
273	Alcon, Inc. (Health Care)	18,059
110	Baloise Holding AG (Financials)	15,937
9	Barry Callebaut AG (Consumer Staples)	18,481
3	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	31,784
508	Cie Financiere Richemont SA (Consumer Discretionary)	57,179
279	Clariant AG (Materials)*	5,177
761	Credit Suisse Group AG (Financials)	3,946

Common Stocks – (continued)
Switzerland – (continued)
22	EMS-Chemie Holding AG (Materials)	15,520
60	Geberit AG (Industrials)	27,844
5	Givaudan SA (Materials)	16,031
577	Holcim AG (Materials)*	25,742
79	Julius Baer Group Ltd. (Financials)	3,841
244	Kuehne + Nagel International AG (Industrials)	56,503
655	Logitech International SA (Information Technology)	32,792
37	Lonza Group AG (Health Care)	19,843
2,702	Novartis AG (Health Care)	219,078
57	Partners Group Holding AG (Financials)	55,274
45	Schindler Holding AG (Industrials)	7,617
61	Schindler Holding AG Participation Certificates (Industrials)	10,669
26	SGS SA (Industrials)	57,437
205	SIG Group AG (Materials)*	4,827
51	Sika AG (Materials)	11,517
50	Sonova Holding AG (Health Care)	13,254
292	Straumann Holding AG (Health Care)	32,223
87	Swatch Group AG (The) – Bearer (Consumer Discretionary)	21,243
450	Swatch Group AG (The) – Registered (Consumer Discretionary)	20,592
47	Swiss Life Holding AG (Financials)	24,676
150	Swiss Prime Site AG (Real Estate)	12,957
44	Swisscom AG (Communication Services)	22,822
4,153	UBS Group AG (Financials)	66,085
38	VAT Group AG (Industrials)(a)	9,135
128	Zurich Insurance Group AG (Financials)	56,934

		1,042,222

United Kingdom – 18.3%
1,943	3i Group PLC (Financials)	27,481
7,501	abrdn PLC (Financials)	12,817
1,162	Admiral Group PLC (Financials)	28,692
408	Ashtead Group PLC (Industrials)	20,177
1,686	Associated British Foods PLC (Consumer Staples)	29,918
1,776	AstraZeneca PLC (Health Care)	219,964
7,801	Auto Trader Group PLC (Communication Services)(a)	59,165
5,359	Aviva PLC (Financials)	26,109
3,931	BAE Systems PLC (Industrials)	35,504
16,322	Barclays PLC (Financials)	31,242
2,115	Barratt Developments PLC (Consumer Discretionary)	10,516
130	Berkeley Group Holdings PLC (Consumer Discretionary)	5,529
19,095	BP PLC (Energy)	98,097
2,436	British American Tobacco PLC (Consumer Staples)	97,834
1,189	British Land Co. PLC (The) REIT (Real Estate)	5,960
3,465	BT Group PLC (Communication Services)	6,076
701	Bunzl PLC (Industrials)	23,337

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
2,776	Burberry Group PLC (Consumer Discretionary)	$56,463
2,248	CNH Industrial NV (Industrials)	27,533
448	Coca-Cola Europacific Partners PLC (Consumer Staples)	22,028
4,197	Compass Group PLC (Consumer Discretionary)	90,787
152	Croda International PLC (Materials)	11,896
208	DCC PLC (Industrials)	12,012
2,514	Diageo PLC (Consumer Staples)	110,108
474	Entain PLC (Consumer Discretionary)	7,021
985	Experian PLC (Industrials)	30,063
6,669	Haleon PLC (Consumer Staples)*	20,087
415	Halma PLC (Information Technology)	10,020
4,133	Hargreaves Lansdown PLC (Financials)	39,320
14,892	HSBC Holdings PLC (Financials)	91,632
1,942	Imperial Brands PLC (Consumer Staples)	42,855
1,502	Informa PLC (Communication Services)	9,557
209	InterContinental Hotels Group PLC (Consumer Discretionary)	11,408
161	Intertek Group PLC (Industrials)	7,417
21,217	J Sainsbury PLC (Consumer Staples)	50,216
33,934	JD Sports Fashion PLC (Consumer Discretionary)	44,599
367	Johnson Matthey PLC (Materials)	8,605
12,540	Kingfisher PLC (Consumer Discretionary)	33,867
1,266	Land Securities Group PLC REIT (Real Estate)	9,584
5,780	Legal & General Group PLC (Financials)	16,982
72,888	Lloyds Banking Group PLC (Financials)	37,216
118	London Stock Exchange Group PLC (Financials)	11,124
2,069	M&G PLC (Financials)	4,713
8,233	Melrose Industries PLC (Industrials)	13,077
3,602	National Grid PLC (Utilities)	45,182
5,546	NatWest Group PLC (Financials)	15,904
445	Next PLC (Consumer Discretionary)	30,095
229	Persimmon PLC (Consumer Discretionary)	3,933
2,133	Phoenix Group Holdings PLC (Financials)	14,951
607	Reckitt Benckiser Group PLC (Consumer Staples)	46,955
2,266	RELX PLC (Industrials)	59,643
2,342	Rentokil Initial PLC (Industrials)	14,198
2,672	Rolls-Royce Holdings PLC (Industrials)*	2,394
5,449	Sage Group PLC (The) (Information Technology)	45,347
262	Schroders PLC (Financials)(b)	8,195
1,176	Segro PLC REIT (Real Estate)	12,904
718	Severn Trent PLC (Utilities)	23,284
1,415	Smith & Nephew PLC (Health Care)	16,720
908	Smiths Group PLC (Industrials)	15,753
69	Spirax-Sarco Engineering PLC (Industrials)	8,458
1,130	SSE PLC (Utilities)	21,728
1,469	St James’s Place PLC (Financials)	18,922
1,627	Standard Chartered PLC (Financials)	11,325

Common Stocks – (continued)
United Kingdom – (continued)
4,173	Taylor Wimpey PLC (Consumer Discretionary)	5,259
20,062	Tesco PLC (Consumer Staples)	58,057
2,583	Unilever PLC (Consumer Staples)	117,984
1,634	United Utilities Group PLC (Utilities)	20,087
42,692	Vodafone Group PLC (Communication Services)	57,466
2,092	WPP PLC (Communication Services)	18,121

		2,261,473

United States – 9.0%
731	Ferguson PLC (Industrials)	84,940
5,413	GSK PLC (Health Care)	86,882
3,488	Nestle SA (Consumer Staples)	409,504
503	QIAGEN NV (Health Care)*	22,887
1,010	Roche Holding AG (Health Care)	326,404
112	Roche Holding AG (Health Care)	42,943
638	Schneider Electric SE (Industrials)	76,202
2,251	Stellantis NV (Consumer Discretionary)	30,227
288	Swiss Re AG (Financials)	22,481
690	Tenaris SA (Energy)	9,540

		1,112,010

TOTAL COMMON STOCKS
(Cost $13,450,348)		$12,198,022

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
350	Bayerische Motoren Werke AG (Consumer Discretionary)	8.39%	$24,372
157	Henkel AG & Co. KGaA (Consumer Staples)	2.94	10,142
18	Sartorius AG (Health Care)	0.30	7,528
244	Volkswagen AG (Consumer Discretionary)	5.24	34,874

TOTAL PREFERRED STOCKS
(Cost $101,110)			$76,916

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $13,551,458)			$12,274,938

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,124	2.154%	$61,124
(Cost $61,124)

TOTAL INVESTMENTS – 99.8%
(Cost $13,612,582)		$12,336,062

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		27,400

NET ASSETS – 100.0%		$12,363,462

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Europe Index	3	09/16/22	$81,885	$(997)

Sector	% of Market Value

Health Care	15.7%
Consumer Staples	15.2
Industrials	15.0
Financials	14.2
Consumer Discretionary	12.2
Information Technology	6.4
Materials	5.8
Energy	5.7
Utilities	4.4
Communication Services	4.2
Real Estate	0.7
Securities Lending Reinvestment Vehicle	0.5

TOTAL INVESTMENTS	100.0%

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.2%
Australia – 7.2%
43,485	Ampol Ltd. (Energy)	$1,030,870
278,747	APA Group (Utilities)	2,119,244
82,313	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,014,540
31,073	ASX Ltd. (Financials)	1,671,150
386,716	Aurizon Holdings Ltd. (Industrials)	988,872
388,135	Australia & New Zealand Banking Group Ltd. (Financials)	6,074,744
772,066	BHP Group Ltd. (Materials)	21,489,172
668,997	BlueScope Steel Ltd. (Materials)	7,668,310
141,200	Brambles Ltd. (Industrials)	1,198,380
30,932	Cochlear Ltd. (Health Care)	4,544,325
616,193	Coles Group Ltd. (Consumer Staples)	7,417,892
251,301	Commonwealth Bank of Australia (Financials)	16,792,077
126,244	Computershare Ltd. (Information Technology)	2,137,701
37,672	CSL Ltd. (Health Care)	7,580,977
214,534	Dexus REIT (Real Estate)	1,283,954
246,273	Endeavour Group Ltd. (Consumer Staples)	1,227,412
568,767	Fortescue Metals Group Ltd. (Materials)	7,182,295
1,777,048	Glencore PLC (Materials)*	9,786,774
86,265	Goodman Group REIT (Real Estate)	1,163,264
379,198	GPT Group (The) REIT (Real Estate)	1,094,428
206,904	Insurance Australia Group Ltd. (Financials)	659,570
214,482	Lottery Corp. Ltd. (The) (Consumer Discretionary)*	649,909
49,406	Macquarie Group Ltd. (Financials)	6,003,848
824,893	Medibank Pvt Ltd. (Financials)	2,098,026
13,696	Mineral Resources Ltd. (Materials)*	600,633
382,986	National Australia Bank Ltd. (Financials)	8,031,591
44,004	Newcrest Mining Ltd. (Materials)	534,860
63,575	Orica Ltd. (Materials)	674,242
354,354	Origin Energy Ltd. (Utilities)	1,532,872
135,134	QBE Insurance Group Ltd. (Financials)	1,118,179
15,773	Ramsay Health Care Ltd. (Health Care)	775,413
26,433	REA Group Ltd. (Communication Services)	2,311,352
77,512	Reece Ltd. (Industrials)	850,745
105,684	Rio Tinto Ltd. (Materials)	6,846,684
181,388	Rio Tinto PLC (Materials)	10,069,824
336,879	Santos Ltd. (Energy)	1,822,175
291,361	Scentre Group REIT (Real Estate)	587,243
90,458	Sonic Healthcare Ltd. (Health Care)	2,108,459
1,826,421	South32 Ltd. (Materials)	5,196,228
284,311	Stockland REIT (Real Estate)	705,572
357,839	Suncorp Group Ltd. (Financials)	2,673,951
864,931	Telstra Corp. Ltd. (Communication Services)	2,354,026

Common Stocks – (continued)
Australia – (continued)
234,070	Transurban Group (Industrials)	2,240,116
72,019	Treasury Wine Estates Ltd. (Consumer Staples)	651,225
671,479	Vicinity Centres REIT (Real Estate)	890,744
264,045	Wesfarmers Ltd. (Consumer Discretionary)	8,509,566
434,551	Westpac Banking Corp. (Financials)	6,437,760
20,160	WiseTech Global Ltd. (Information Technology)	812,242
220,702	Woodside Energy Group Ltd. (Energy)	5,182,103
394,474	Woolworths Group Ltd. (Consumer Staples)	9,759,880

		197,155,419

Austria – 0.3%
36,824	Erste Group Bank AG (Financials)	832,398
48,119	Mondi PLC (Materials)	820,833
100,662	OMV AG (Energy)	4,077,169
20,661	Verbund AG (Utilities)	1,980,960

		7,711,360

Belgium – 0.7%
39,666	Ageas SA/NV (Financials)	1,614,990
84,764	Anheuser-Busch InBev SA/NV (Consumer Staples)	4,120,660
8,059	D’ieteren Group (Consumer Discretionary)	1,221,232
14,553	Elia Group SA/NV (Utilities)	2,120,433
21,181	Groupe Bruxelles Lambert SA (Financials)	1,608,041
9,635	Sofina SA (Financials)	1,939,633
31,613	Solvay SA (Materials)	2,563,421
42,884	UCB SA (Health Care)	3,022,853
31,153	Warehouses De Pauw CVA REIT (Real Estate)	951,681

		19,162,944

Brazil – 0.0%
24,818	Yara International ASA (Materials)	1,053,824

Canada – 12.3%
91,300	Algonquin Power & Utilities Corp. (Utilities)	1,257,676
173,546	Alimentation Couche-Tard, Inc. (Consumer Staples)	7,479,334
76,767	AltaGas Ltd. (Utilities)	1,660,080
264,814	ARC Resources Ltd. (Energy)	3,666,064
83,520	Bank of Montreal (Financials)	7,732,743
149,411	Bank of Nova Scotia (The) (Financials)	8,285,146
157,320	Barrick Gold Corp. (Materials)	2,342,502
37,611	BCE, Inc. (Communication Services)	1,820,239
102,981	Brookfield Asset Management, Inc., Class A (Financials)	4,968,188
35,131	Cameco Corp. (Energy)	1,026,890

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
29,491	Canadian Apartment Properties REIT (Real Estate)	$1,005,928
124,482	Canadian Imperial Bank of Commerce (Financials)	5,903,770
42,152	Canadian National Railway Co. (Industrials)	5,027,276
141,584	Canadian Natural Resources Ltd. (Energy)	7,784,093
67,645	Canadian Pacific Railway Ltd. (Industrials)	5,078,540
23,949	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	2,824,834
51,332	Canadian Utilities Ltd., Class A (Utilities)	1,574,923
29,751	CCL Industries, Inc., Class B (Materials)	1,463,469
470,347	Cenovus Energy, Inc. (Energy)	8,849,534
47,984	CGI, Inc. (Information Technology)*	3,810,580
8,908	Constellation Software, Inc. (Information Technology)	13,447,842
151,590	Dollarama, Inc. (Consumer Discretionary)	9,257,917
46,082	Emera, Inc. (Utilities)	2,138,365
453,709	Empire Co. Ltd., Class A (Consumer Staples)	12,960,640
176,583	Enbridge, Inc. (Energy)	7,302,791
10,736	Fairfax Financial Holdings Ltd. (Financials)	5,367,508
22,168	FirstService Corp. (Real Estate)	2,780,987
63,103	Fortis, Inc. (Utilities)	2,791,836
6,049	Franco-Nevada Corp. (Materials)	729,335
89,164	George Weston Ltd. (Consumer Staples)	10,222,949
98,520	Great-West Lifeco, Inc. (Financials)(a)	2,320,817
81,751	Hydro One Ltd. (Utilities)(b)	2,219,812
120,457	iA Financial Corp., Inc. (Financials)	6,489,189
55,350	IGM Financial, Inc. (Financials)	1,510,967
160,672	Imperial Oil Ltd. (Energy)	7,908,458
24,784	Intact Financial Corp. (Financials)	3,600,455
45,178	Keyera Corp. (Energy)	1,116,341
168,840	Loblaw Cos. Ltd. (Consumer Staples)	14,964,309
42,677	Magna International, Inc. (Consumer Discretionary)	2,472,437
447,465	Manulife Financial Corp. (Financials)	7,762,985
64,036	Metro, Inc. (Consumer Staples)	3,377,831
70,556	National Bank of Canada (Financials)	4,681,285
62,833	Northland Power, Inc. (Utilities)	2,157,126
86,823	Nutrien Ltd. (Materials)	7,993,471
55,799	Onex Corp. (Financials)	2,767,368
35,067	Open Text Corp. (Information Technology)	1,107,759
28,210	Parkland Corp. (Energy)	694,480
80,989	Pembina Pipeline Corp. (Energy)	2,868,257
242,883	Power Corp. of Canada (Financials)	6,263,102
48,657	Quebecor, Inc., Class B (Communication Services)	1,054,062

Common Stocks – (continued)
Canada – (continued)
17,343	Restaurant Brands International, Inc. (Consumer Discretionary)	1,026,728
41,748	RioCan Real Estate Investment Trust REIT (Real Estate)	641,713
35,703	Rogers Communications, Inc., Class B (Communication Services)	1,541,696
211,246	Royal Bank of Canada (Financials)	19,700,270
120,380	Saputo, Inc. (Consumer Staples)	3,065,572
64,909	Shaw Communications, Inc., Class B (Communication Services)	1,669,315
93,785	Sun Life Financial, Inc. (Financials)	4,143,555
215,243	Suncor Energy, Inc. (Energy)	6,983,564
97,198	TC Energy Corp. (Energy)	4,697,359
160,178	Teck Resources Ltd., Class B (Materials)	5,440,377
101,610	TELUS Corp. (Communication Services)	2,295,070
13,993	Thomson Reuters Corp. (Industrials)	1,545,256
16,955	TMX Group Ltd. (Financials)	1,707,670
34,410	Toromont Industries Ltd. (Industrials)	2,671,137
245,219	Toronto-Dominion Bank (The) (Financials)	15,820,520
34,197	Tourmaline Oil Corp. (Energy)	2,027,640
150,029	West Fraser Timber Co. Ltd. (Materials)	13,460,910
97,871	WSP Global, Inc. (Industrials)	11,696,541

		334,027,383

Chile – 0.1%
656,742	Lundin Mining Corp. (Materials)	3,425,128

China – 0.6%
1,429,149	BOC Hong Kong Holdings Ltd. (Financials)	4,934,473
1,240,127	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	2,505,898
18,817	Prosus NV (Consumer Discretionary)*	1,168,399
2,254,311	SITC International Holdings Co. Ltd. (Industrials)	5,744,309
231,161	Wilmar International Ltd. (Consumer Staples)	669,407
749,926	Xinyi Glass Holdings Ltd. (Industrials)	1,391,149

		16,413,635

Denmark – 2.6%
3,285	AP Moller – Maersk A/S, Class A (Industrials)	7,710,287
3,534	AP Moller – Maersk A/S, Class B (Industrials)	8,483,454
22,914	Carlsberg AS, Class B (Consumer Staples)	2,992,083
13,948	Chr Hansen Holding A/S (Materials)	815,046
22,627	Coloplast A/S, Class B (Health Care)	2,594,841

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
172,410	Danske Bank A/S (Financials)	$2,311,916
52,977	Demant A/S (Health Care)*	1,636,662
11,437	DSV A/S (Industrials)	1,695,533
3,802	Genmab A/S (Health Care)*	1,357,068
297,339	Novo Nordisk A/S, Class B (Health Care)	31,859,329
28,816	Novozymes A/S, Class B (Materials)	1,658,138
51,930	Pandora A/S (Consumer Discretionary)	3,139,124
4,532	ROCKWOOL A/S, Class B (Industrials)	937,797
130,586	Tryg A/S (Financials)	2,959,959

		70,151,237

Finland – 1.1%
30,561	Elisa OYJ (Communication Services)	1,636,713
460,376	Fortum OYJ (Utilities)	4,742,730
23,157	Kone OYJ, Class B (Industrials)	929,558
10,826	Neste OYJ (Energy)	536,140
968,678	Nokia OYJ (Information Technology)	4,881,960
360,074	Nordea Bank Abp (Financials)	3,357,519
167,032	Orion OYJ, Class B (Health Care)	7,586,710
88,802	Sampo OYJ, Class A (Financials)	4,027,198
83,062	Stora Enso OYJ, Class R (Materials)	1,242,405
42,606	UPM-Kymmene OYJ (Materials)	1,451,931

		30,392,864

France – 10.3%
9,018	Aeroports de Paris (Industrials)*	1,240,963
46,425	Air Liquide SA (Materials)	5,844,670
31,040	Airbus SE (Industrials)	3,055,370
10,358	Arkema SA (Materials)	878,859
260,864	AXA SA (Financials)	6,170,886
41,012	BioMerieux (Health Care)	3,763,528
138,276	BNP Paribas SA (Financials)	6,463,435
1,312,173	Bollore SE (Communication Services)	6,301,721
62,772	Bouygues SA (Industrials)	1,849,428
71,860	Bureau Veritas SA (Industrials)	1,789,851
54,154	Capgemini SE (Information Technology)	9,420,639
448,794	Carrefour SA (Consumer Staples)	7,509,380
162,699	Cie de Saint-Gobain (Industrials)	6,601,341
67,154	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,641,237
232,370	Credit Agricole SA (Financials)	2,147,333
93,582	Danone SA (Consumer Staples)	4,941,264
11,974	Dassault Aviation SA (Industrials)	1,649,543
102,740	Dassault Systemes (Information Technology)	3,985,192
31,828	Edenred (Information Technology)	1,616,235
102,326	Eiffage SA (Industrials)	9,040,260
47,020	Electricite de France SA (Utilities)	564,298
351,927	Engie SA (Utilities)	4,199,851

Common Stocks – (continued)
France – (continued)
38,617	EssilorLuxottica SA (Consumer Discretionary)	5,795,576
28,917	Eurazeo SE (Financials)	1,734,472
11,078	Gecina SA REIT (Real Estate)	990,857
122,225	Getlink SE (Industrials)	2,309,354
9,162	Hermes International (Consumer Discretionary)	11,815,481
111,289	Ipsen SA (Health Care)	10,692,682
10,049	Kering (Consumer Discretionary)	5,082,701
38,661	Klepierre SA REIT (Real Estate)*	796,949
209,776	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	6,828,137
34,836	Legrand SA (Industrials)	2,531,921
52,406	L’Oreal SA (Consumer Staples)	18,088,197
44,969	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	29,279,033
279,015	Orange SA (Communication Services)	2,833,131
20,202	Pernod Ricard SA (Consumer Staples)	3,728,657
96,870	Publicis Groupe SA (Communication Services)	4,748,623
16,606	Remy Cointreau SA (Consumer Staples)	3,094,170
87,527	Renault SA (Consumer Discretionary)*	2,518,046
20,387	Safran SA (Industrials)	2,088,965
168,664	Sanofi (Health Care)	13,937,737
11,707	Sartorius Stedim Biotech (Health Care)	4,305,011
77,243	SEB SA (Consumer Discretionary)	5,747,707
207,529	Societe Generale SA (Financials)	4,607,672
17,843	Sodexo SA (Consumer Discretionary)	1,371,489
4,817	Teleperformance (Industrials)	1,377,074
22,505	Thales SA (Industrials)	2,718,983
325,069	TotalEnergies SE (Energy)	16,569,201
63,506	Ubisoft Entertainment SA (Communication Services)*	2,938,128
10,414	Unibail – Rodamco-Westfield REIT (Real Estate)*	538,250
154,288	Veolia Environnement SA (Utilities)	3,456,615
76,618	Vinci SA (Industrials)	7,107,239
173,765	Vivendi SE (Communication Services)	1,582,000
74,933	Wendel SE (Financials)	5,914,888
63,451	Worldline SA (Information Technology)*(b)	2,730,137

		280,534,367

Germany – 6.3%
42,490	adidas AG (Consumer Discretionary)	6,335,385
42,982	Allianz SE (Financials)	7,286,121
49,010	BASF SE (Materials)	2,073,294
147,590	Bayer AG (Health Care)	7,806,321
58,032	Bayerische Motoren Werke AG (Consumer Discretionary)	4,287,275
20,980	Bechtle AG (Information Technology)	806,517
37,466	Beiersdorf AG (Consumer Staples)	3,789,999
37,975	Brenntag SE (Industrials)	2,498,113

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
9,980	Carl Zeiss Meditec AG (Health Care)	$1,246,396
406,627	Commerzbank AG (Financials)*	2,710,900
36,930	Covestro AG (Materials)(b)	1,118,505
63,038	Daimler Truck Holding AG (Industrials)*	1,617,975
425,178	Deutsche Bank AG (Financials)	3,558,397
28,120	Deutsche Boerse AG (Financials)	4,763,104
458,671	Deutsche Lufthansa AG (Industrials)*	2,737,321
288,273	Deutsche Post AG (Industrials)	10,549,926
361,461	Deutsche Telekom AG (Communication Services)	6,828,821
264,917	E.ON SE (Utilities)	2,266,956
46,206	Evonik Industries AG (Materials)	863,969
64,726	Fresenius Medical Care AG & Co. KGaA (Health Care)	2,225,264
173,771	Fresenius SE & Co. KGaA (Health Care)	4,308,976
43,800	GEA Group AG (Industrials)	1,527,855
12,353	Hannover Rueck SE (Financials)	1,824,727
99,103	HeidelbergCement AG (Materials)	4,494,352
175,054	HelloFresh SE (Consumer Staples)*	4,199,970
25,993	Henkel AG & Co. KGaA (Consumer Staples)	1,628,352
37,304	Infineon Technologies AG (Information Technology)	911,518
35,849	Knorr-Bremse AG (Industrials)	1,742,919
10,472	LEG Immobilien SE (Real Estate)	793,129
126,076	Mercedes-Benz Group AG (Consumer Discretionary)	7,114,655
30,603	Merck KGaA (Health Care)	5,274,467
2,989	MTU Aero Engines AG (Industrials)	528,833
13,028	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	3,120,493
81,113	Nemetschek SE (Information Technology)	4,804,072
82,403	Puma SE (Consumer Discretionary)	5,056,138
5,992	Rational AG (Industrials)	3,244,601
10,486	Rheinmetall AG (Industrials)	1,670,201
194,299	RWE AG (Utilities)	7,439,971
132,413	SAP SE (Information Technology)	11,309,584
11,060	Scout24 SE (Communication Services)(b)	639,925
69,208	Siemens AG (Industrials)	7,034,371
171,120	Siemens Energy AG (Industrials)	2,525,123
23,872	Siemens Healthineers AG (Health Care)(b)	1,169,739
23,430	Symrise AG (Materials)	2,458,490
654,740	Telefonica Deutschland Holding AG (Communication Services)	1,701,897
147,049	Uniper SE (Utilities)(a)	796,254
29,869	United Internet AG (Communication Services)	677,284
17,340	Volkswagen AG (Consumer Discretionary)	3,211,755
46,854	Vonovia SE (Real Estate)	1,272,079

Common Stocks – (continued)
Germany – (continued)
158,426	Zalando SE (Consumer Discretionary)*(b)	3,681,545

		171,533,834

Hong Kong – 1.9%
1,119,092	AIA Group Ltd. (Financials)	10,828,980
604,231	CK Asset Holdings Ltd. (Real Estate)	4,087,818
117,881	CK Infrastructure Holdings Ltd. (Utilities)	717,903
139,951	CLP Holdings Ltd. (Utilities)	1,207,143
73,804	Hang Seng Bank Ltd. (Financials)	1,156,589
1,381,293	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	1,152,713
1,207,787	HKT Trust & HKT Ltd. (Communication Services)	1,621,903
937,000	Hong Kong & China Gas Co. Ltd. (Utilities)	925,199
171,549	Hong Kong Exchanges & Clearing Ltd. (Financials)	6,946,020
168,800	Hongkong Land Holdings Ltd. (Real Estate)	816,992
46,959	Jardine Matheson Holdings Ltd. (Industrials)	2,493,523
132,202	Link REIT (Real Estate)	1,024,926
206,499	MTR Corp. Ltd. (Industrials)	1,058,956
787,383	New World Development Co. Ltd. (Real Estate)	2,573,163
250,123	Power Assets Holdings Ltd. (Utilities)	1,497,771
58,608	Prudential PLC (Financials)	616,222
378,391	Sino Land Co. Ltd. (Real Estate)	554,412
100,646	Sun Hung Kai Properties Ltd. (Real Estate)	1,183,565
162,716	Swire Pacific Ltd., Class A (Real Estate)	1,126,740
381,999	Techtronic Industries Co. Ltd. (Industrials)	4,535,990
9,525,407	WH Group Ltd. (Consumer Staples)(b)	6,504,925

		52,631,453

Ireland – 0.5%
75,474	AerCap Holdings NV (Industrials)*	3,324,630
91,274	CRH PLC (Materials)	3,377,066
15,829	Kerry Group PLC, Class A (Consumer Staples)	1,637,048
24,060	Kingspan Group PLC (Industrials)	1,370,322
78,479	Smurfit Kappa Group PLC (Materials)	2,647,584

		12,356,650

Israel – 1.1%
11,136	Azrieli Group Ltd. (Real Estate)	928,990
193,959	Bank Hapoalim BM (Financials)	2,023,291
231,864	Bank Leumi Le-Israel BM (Financials)	2,464,703

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
947,789	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	$1,604,128
27,141	Check Point Software Technologies Ltd. (Information Technology)*	3,263,434
5,568	Elbit Systems Ltd. (Industrials)	1,193,627
204,065	ICL Group Ltd. (Materials)(a)	1,963,078
279,105	Israel Discount Bank Ltd., Class A (Financials)	1,715,852
63,961	Mizrahi Tefahot Bank Ltd. (Financials)	2,615,009
5,927	Nice Ltd. (Information Technology)*	1,286,979
642,192	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	5,805,416
25,261	Tower Semiconductor Ltd. (Information Technology)*	1,189,218
105,735	ZIM Integrated Shipping Services Ltd. (Industrials)(a)	3,815,976

		29,869,701

Italy – 2.0%
221,969	Assicurazioni Generali SpA (Financials)	3,267,662
119,087	Atlantia SpA (Industrials)	2,733,846
97,162	Coca-Cola HBC AG (Consumer Staples)*	2,227,238
142,658	Davide Campari-Milano NV (Consumer Staples)	1,406,955
15,821	DiaSorin SpA (Health Care)	2,083,259
381,262	Enel SpA (Utilities)	1,800,152
687,143	Eni SpA (Energy)	8,158,817
28,785	Ferrari NV (Consumer Discretionary)	5,592,128
189,315	FinecoBank Banca Fineco SpA (Financials)	2,058,805
87,596	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	815,641
710,712	Intesa Sanpaolo SpA (Financials)	1,231,353
111,085	Moncler SpA (Consumer Discretionary)	4,986,357
151,893	Nexi SpA (Information Technology)*(b)	1,252,741
366,318	Poste Italiane SpA (Financials)(b)	2,943,862
77,870	Prysmian SpA (Industrials)	2,396,830
83,209	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	3,408,749
316,860	Snam SpA (Utilities)	1,508,978
13,544,894	Telecom Italia SpA (Communication Services)*	2,805,734
278,521	Terna – Rete Elettrica Nazionale (Utilities)	1,988,474
110,499	UniCredit SpA (Financials)	1,088,678

		53,756,259

Common Stocks – (continued)
Japan – 19.3%
59,347	Advantest Corp. (Information Technology)	3,424,895
74,000	Aeon Co. Ltd. (Consumer Staples)(a)	1,453,309
20,165	Aisin Corp. (Consumer Discretionary)	604,405
65,998	Ajinomoto Co., Inc. (Consumer Staples)	1,838,184
82,318	Asahi Group Holdings Ltd. (Consumer Staples)	2,774,911
42,624	Asahi Intecc Co. Ltd. (Health Care)	770,230
500,041	Astellas Pharma, Inc. (Health Care)	7,158,387
39,281	Azbil Corp. (Information Technology)	1,130,613
61,057	Bandai Namco Holdings, Inc. (Consumer Discretionary)	4,618,089
79,715	Bridgestone Corp. (Consumer Discretionary)	3,078,192
217,707	Brother Industries Ltd. (Information Technology)	4,202,589
111,334	Canon, Inc. (Information Technology)	2,678,441
58,010	Capcom Co. Ltd. (Communication Services)	1,594,360
7,612	Central Japan Railway Co. (Industrials)	903,007
133,497	Chubu Electric Power Co., Inc. (Utilities)	1,361,693
105,152	Chugai Pharmaceutical Co. Ltd. (Health Care)	2,737,555
171,989	Concordia Financial Group Ltd. (Financials)	548,380
405,183	CyberAgent, Inc. (Communication Services)	4,001,410
37,567	Dai Nippon Printing Co. Ltd. (Industrials)	795,919
57,618	Dai-ichi Life Holdings, Inc. (Financials)	1,000,444
145,925	Daiichi Sankyo Co. Ltd. (Health Care)	4,418,014
16,477	Daikin Industries Ltd. (Industrials)	2,910,293
46,120	Daito Trust Construction Co. Ltd. (Real Estate)	4,571,245
41,277	Daiwa House Industry Co. Ltd. (Real Estate)	933,776
514	Daiwa House REIT Investment Corp. REIT (Real Estate)	1,193,926
238,571	Daiwa Securities Group, Inc. (Financials)	1,047,389
22,834	Denso Corp. (Consumer Discretionary)	1,260,256
70,239	Dentsu Group, Inc. (Communication Services)	2,287,676
2,765	Disco Corp. (Information Technology)	682,150
11,283	East Japan Railway Co. (Industrials)	589,198
55,789	Eisai Co. Ltd. (Health Care)	2,292,732
446,992	ENEOS Holdings, Inc. (Energy)	1,688,332
4,279	FANUC Corp. (Industrials)	695,598
7,610	Fast Retailing Co. Ltd. (Consumer Discretionary)(a)	4,498,752
12,517	Fuji Electric Co. Ltd. (Industrials)	548,084

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
83,443	FUJIFILM Holdings Corp. (Information Technology)	$4,280,348
41,469	Fujitsu Ltd. (Information Technology)	4,955,340
1,162	GLP J REIT (Real Estate)	1,424,157
134,693	Hakuhodo DY Holdings, Inc. (Communication Services)	1,215,516
18,503	Hamamatsu Photonics KK (Information Technology)	794,177
44,074	Hankyu Hanshin Holdings, Inc. (Industrials)	1,330,566
6,105	Hirose Electric Co. Ltd. (Information Technology)	874,188
110,245	Hitachi Ltd. (Industrials)	5,563,744
100,229	Hitachi Metals Ltd. (Materials)*	1,513,286
432,048	Honda Motor Co. Ltd. (Consumer Discretionary)	11,606,469
19,324	Hoshizaki Corp. (Industrials)	578,500
90,033	Hoya Corp. (Health Care)	9,254,970
65,974	Ibiden Co. Ltd. (Information Technology)	2,132,108
47,646	Idemitsu Kosan Co. Ltd. (Energy)	1,254,520
624,516	Inpex Corp. (Energy)	7,226,140
288,356	Isuzu Motors Ltd. (Consumer Discretionary)	3,600,680
102,798	Ito En Ltd. (Consumer Staples)	4,553,145
304,347	ITOCHU Corp. (Industrials)(a)	8,437,190
41,516	Itochu Techno-Solutions Corp. (Information Technology)	1,058,677
46,055	Japan Exchange Group, Inc. (Financials)	692,528
913	Japan Metropolitan Fund Invest REIT (Real Estate)	728,424
172,321	Japan Post Bank Co. Ltd. (Financials)	1,260,476
551,595	Japan Post Holdings Co. Ltd. (Financials)	3,825,055
171,800	Japan Post Insurance Co. Ltd. (Financials)(a)	2,642,219
263	Japan Real Estate Investment Corp. REIT (Real Estate)	1,223,697
183,485	Japan Tobacco, Inc. (Consumer Staples)	3,123,712
73,239	Kajima Corp. (Industrials)	776,109
250,252	Kakaku.com, Inc. (Communication Services)	4,673,778
140,708	Kansai Electric Power Co., Inc. (The) (Utilities)	1,366,225
77,626	Kao Corp. (Consumer Staples)	3,390,625
241,964	KDDI Corp. (Communication Services)	7,465,320
14,196	Keyence Corp. (Information Technology)	5,411,121
52,960	Kikkoman Corp. (Consumer Staples)	3,270,244
20,609	Kintetsu Group Holdings Co. Ltd. (Industrials)	704,683
121,954	Kirin Holdings Co. Ltd. (Consumer Staples)	2,018,564

Common Stocks – (continued)
Japan – (continued)
17,273	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	988,097
50,145	Komatsu Ltd. (Industrials)	1,059,873
47,749	Kose Corp. (Consumer Staples)	4,560,482
35,091	Kubota Corp. (Industrials)	550,698
30,014	Kyocera Corp. (Information Technology)	1,684,032
40,802	Kyowa Kirin Co. Ltd. (Health Care)	922,736
64,530	Lixil Corp. (Industrials)	1,135,356
57,040	M3, Inc. (Health Care)	1,860,255
659,999	Marubeni Corp. (Industrials)	6,913,028
229,169	Mazda Motor Corp. (Consumer Discretionary)	2,035,037
32,341	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	1,159,493
50,345	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,407,844
141,728	MISUMI Group, Inc. (Industrials)	3,527,225
149,436	Mitsubishi Chemical Group Corp. (Materials)	790,165
251,290	Mitsubishi Corp. (Industrials)	8,273,310
160,417	Mitsubishi Electric Corp. (Industrials)	1,641,490
114,078	Mitsubishi Estate Co. Ltd. (Real Estate)	1,547,099
206,456	Mitsubishi HC Capital, Inc. (Financials)	1,006,776
76,140	Mitsubishi Heavy Industries Ltd. (Industrials)	2,951,678
1,075,509	Mitsubishi UFJ Financial Group, Inc. (Financials)	5,594,586
297,327	Mitsui & Co. Ltd. (Industrials)	7,005,013
85,467	Mitsui Fudosan Co. Ltd. (Real Estate)	1,740,783
83,476	Mitsui OSK Lines Ltd. (Industrials)(a)	2,200,936
184,198	Mizuho Financial Group, Inc. (Financials)	2,117,363
313,998	MonotaRO Co. Ltd. (Industrials)	5,717,085
86,692	MS&AD Insurance Group Holdings, Inc. (Financials)(a)	2,602,167
51,131	Murata Manufacturing Co. Ltd. (Information Technology)	2,786,248
191,817	NEC Corp. (Information Technology)	7,056,928
68,361	Nexon Co. Ltd. (Communication Services)	1,375,357
60,343	NGK Insulators Ltd. (Industrials)	870,158
12,852	Nidec Corp. (Industrials)	864,433
57,379	Nihon M&A Center Holdings, Inc. (Industrials)	723,938
10,771	Nintendo Co. Ltd. (Communication Services)	4,428,056
214	Nippon Building Fund, Inc. REIT (Real Estate)	1,071,351
541	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,367,867

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
428,940	Nippon Telegraph & Telephone Corp. (Communication Services)	$11,662,217
93,950	Nippon Yusen KK (Industrials)(a)	7,244,909
22,065	Nissan Chemical Corp. (Materials)	1,125,335
68,513	Nisshin Seifun Group, Inc. (Consumer Staples)	775,945
17,908	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	1,286,663
37,116	Nitori Holdings Co. Ltd. (Consumer Discretionary)	3,585,091
19,143	Nitto Denko Corp. (Materials)	1,190,353
181,637	Nomura Holdings, Inc. (Financials)	660,117
22,697	Nomura Real Estate Holdings, Inc. (Real Estate)	560,773
968	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	1,188,484
61,428	Nomura Research Institute Ltd. (Information Technology)	1,679,438
192,584	NTT Data Corp. (Information Technology)	2,742,368
119,010	Obayashi Corp. (Industrials)	829,314
5,372	Obic Co. Ltd. (Information Technology)	804,880
201,301	Oji Holdings Corp. (Materials)	808,834
268,746	Olympus Corp. (Health Care)	5,835,350
50,484	Omron Corp. (Information Technology)	2,691,266
102,618	Ono Pharmaceutical Co. Ltd. (Health Care)	2,463,572
37,162	Oracle Corp. Japan (Information Technology)	2,238,432
16,654	Oriental Land Co. Ltd. (Consumer Discretionary)	2,504,858
139,912	ORIX Corp. (Financials)	2,317,316
59,773	Osaka Gas Co. Ltd. (Utilities)	1,010,697
22,340	Otsuka Corp. (Information Technology)	730,029
90,787	Otsuka Holdings Co. Ltd. (Health Care)	2,987,048
50,072	Pan Pacific International Holdings Corp. (Consumer Discretionary)	904,818
190,017	Panasonic Holdings Corp. (Consumer Discretionary)	1,553,033
239,257	Persol Holdings Co. Ltd. (Industrials)	4,867,122
269,891	Recruit Holdings Co. Ltd. (Industrials)	8,728,017
299,817	Renesas Electronics Corp. (Information Technology)*	2,863,536
395,627	Resona Holdings, Inc. (Financials)	1,462,072
696,068	Ricoh Co. Ltd. (Information Technology)	5,508,289
199,813	SBI Holdings, Inc. (Financials)	3,958,063
34,317	SCSK Corp. (Information Technology)	564,420
34,981	Secom Co. Ltd. (Industrials)	2,251,401
165,615	Seiko Epson Corp. (Information Technology)	2,623,557

Common Stocks – (continued)
Japan – (continued)
83,248	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	1,144,604
100,190	Sekisui House Ltd. (Consumer Discretionary)	1,715,788
130,960	Seven & i Holdings Co. Ltd. (Consumer Staples)(a)	5,227,064
115,491	Sharp Corp. (Consumer Discretionary)	835,617
57,078	Shimadzu Corp. (Information Technology)	1,684,033
9,011	Shimano, Inc. (Consumer Discretionary)	1,613,367
22,962	Shin-Etsu Chemical Co. Ltd. (Materials)	2,702,435
24,068	Shionogi & Co. Ltd. (Health Care)	1,181,307
148,233	Shiseido Co. Ltd. (Consumer Staples)	5,661,993
144,405	Shizuoka Bank Ltd. (The) (Financials)	839,606
2,252	SMC Corp. (Industrials)	1,081,935
358,232	SoftBank Corp. (Communication Services)	3,952,504
137,562	SoftBank Group Corp. (Communication Services)	5,519,350
61,252	Sompo Holdings, Inc. (Financials)	2,639,193
117,226	Sony Group Corp. (Consumer Discretionary)	9,416,134
44,460	Square Enix Holdings Co. Ltd. (Communication Services)	1,946,779
322,009	Subaru Corp. (Consumer Discretionary)	5,889,658
45,428	SUMCO Corp. (Information Technology)	625,915
545,148	Sumitomo Chemical Co. Ltd. (Materials)	2,162,896
265,619	Sumitomo Corp. (Industrials)	3,765,131
59,396	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	686,616
171,867	Sumitomo Mitsui Financial Group, Inc. (Financials)	5,199,713
54,502	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	1,704,748
73,840	Suntory Beverage & Food Ltd. (Consumer Staples)	2,716,566
54,415	Sysmex Corp. (Health Care)	3,376,968
134,507	Taisei Corp. (Industrials)	4,109,195
306,593	Takeda Pharmaceutical Co. Ltd. (Health Care)	8,514,936
15,444	TDK Corp. (Information Technology)	547,573
51,928	Terumo Corp. (Health Care)	1,687,918
38,431	TIS, Inc. (Information Technology)	1,106,147
29,351	Tobu Railway Co. Ltd. (Industrials)	697,649
28,295	Toho Co. Ltd. (Communication Services)	1,083,834
71,939	Tokio Marine Holdings, Inc. (Financials)	4,043,633
208,918	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	819,848
27,228	Tokyo Electron Ltd. (Information Technology)(a)	8,673,677

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
83,150	Tokyo Gas Co. Ltd. (Utilities)	$1,566,729
49,830	Tokyu Corp. (Industrials)	596,342
128,191	TOPPAN, Inc. (Industrials)	2,026,088
117,377	Toray Industries, Inc. (Materials)	676,447
41,663	Toshiba Corp. (Industrials)	1,552,914
60,569	Tosoh Corp. (Materials)(a)	789,527
25,656	TOTO Ltd. (Industrials)	894,837
884,502	Toyota Motor Corp. (Consumer Discretionary)	13,408,699
42,627	Trend Micro, Inc. (Information Technology)	2,650,638
56,310	Unicharm Corp. (Consumer Staples)	1,970,495
112,033	USS Co. Ltd. (Consumer Discretionary)	1,991,339
225,879	Welcia Holdings Co. Ltd. (Consumer Staples)	4,762,808
28,151	Yakult Honsha Co. Ltd. (Consumer Staples)	1,671,291
14,483	Yamaha Corp. (Consumer Discretionary)	570,440
60,925	Yamato Holdings Co. Ltd. (Industrials)	958,099
99,847	Yokogawa Electric Corp. (Information Technology)	1,761,053
269,605	ZOZO, Inc. (Consumer Discretionary)	6,048,487

		525,734,058

Jordan – 0.1%
130,477	Hikma Pharmaceuticals PLC (Health Care)	1,993,437

Luxembourg – 0.5%
424,592	ArcelorMittal (Materials)	10,142,163
34,330	Eurofins Scientific SE (Health Care)	2,385,369

		12,527,532

Netherlands – 4.7%
121,071	ABN AMRO Bank NV (Financials)(a)(b)	1,165,567
484	Adyen NV (Information Technology)*(b)	751,930
722,947	Aegon NV (Financials)	3,248,055
21,135	Akzo Nobel NV (Materials)	1,339,745
2,132	Argenx SE (Health Care)*	800,722
7,902	ASM International NV (Information Technology)	2,154,122
51,094	ASML Holding NV (Information Technology)	24,900,143
13,763	Euronext NV (Financials)(b)	1,021,347
59,308	EXOR NV (Financials)	3,593,736
53,519	Heineken Holding NV (Consumer Staples)	3,810,175
29,607	Heineken NV (Consumer Staples)	2,671,679
11,888	IMCD NV (Industrials)	1,647,258
371,317	ING Groep NV (Financials)	3,273,030
95,417	JDE Peet’s NV (Consumer Staples)	2,947,479

Common Stocks – (continued)
Netherlands – (continued)
469,576	Koninklijke Ahold Delhaize NV (Consumer Staples)	12,937,793
13,243	Koninklijke DSM NV (Materials)	1,695,856
929,848	Koninklijke KPN NV (Communication Services)	2,963,978
182,737	Koninklijke Philips NV (Health Care)	3,059,090
152,703	NN Group NV (Financials)	6,290,965
36,672	OCI NV (Materials)	1,380,620
92,768	Randstad NV (Industrials)	4,336,721
1,175,790	Shell PLC (Energy)	31,330,631
64,699	Universal Music Group NV (Communication Services)	1,288,540
96,927	Wolters Kluwer NV (Industrials)	9,496,986

		128,106,168

New Zealand – 0.2%
179,686	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	2,165,854
504,998	Spark New Zealand Ltd. (Communication Services)	1,678,109
32,630	Xero Ltd. (Information Technology)*	1,962,924

		5,806,887

Norway – 0.8%
50,764	Aker BP ASA (Energy)	1,778,554
143,467	DNB Bank ASA (Financials)	2,746,707
160,681	Equinor ASA (Energy)	6,196,260
235,919	Gjensidige Forsikring ASA (Financials)	4,801,987
38,962	Kongsberg Gruppen ASA (Industrials)	1,334,833
58,159	Mowi ASA (Consumer Staples)	1,197,270
258,243	Norsk Hydro ASA (Materials)	1,782,485
131,615	Orkla ASA (Consumer Staples)	1,106,324
11,694	Salmar ASA (Consumer Staples)	777,114
90,915	Telenor ASA (Communication Services)	998,547

		22,720,081

Portugal – 0.4%
231,884	EDP – Energias de Portugal SA (Utilities)	1,110,360
50,488	Galp Energia SGPS SA (Energy)	548,043
395,288	Jeronimo Martins SGPS SA (Consumer Staples)	8,784,350

		10,442,753

Singapore – 1.6%
541,961	CapitaLand Integrated Commercial Trust REIT (Real Estate)	804,143
205,975	Capitaland Investment Ltd. (Real Estate)	544,798
95,180	City Developments Ltd. (Real Estate)	554,665

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
368,278	DBS Group Holdings Ltd. (Financials)	$8,605,736
177,340	Grab Holdings Ltd., Class A (Industrials)*	505,419
369,122	Keppel Corp. Ltd. (Industrials)	1,923,530
679,261	Mapletree Logistics Trust REIT (Real Estate)	813,107
841,308	Oversea-Chinese Banking Corp. Ltd. (Financials)	7,290,813
8,447	Sea Ltd. ADR (Communication Services)*	523,714
144,988	Singapore Airlines Ltd. (Industrials)*	552,890
1,271,685	Singapore Exchange Ltd. (Financials)	8,650,484
203,817	Singapore Technologies Engineering Ltd. (Industrials)	544,934
972,141	Singapore Telecommunications Ltd. (Communication Services)	1,825,682
151,986	STMicroelectronics NV (Information Technology)	5,310,063
237,822	United Overseas Bank Ltd. (Financials)	4,658,932
109,199	UOL Group Ltd. (Real Estate)	541,651
50,379	Venture Corp. Ltd. (Information Technology)	660,477

		44,311,038

South Africa – 0.2%
133,540	Anglo American PLC (Materials)	4,324,426

Spain – 2.0%
8,708	Acciona SA (Utilities)	1,708,360
87,112	ACS Actividades de Construccion y Servicios SA (Industrials)	1,945,496
33,012	Amadeus IT Group SA (Information Technology)*	1,746,733
680,784	Banco Bilbao Vizcaya Argentaria SA (Financials)	3,074,712
1,533,403	Banco Santander SA (Financials)	3,726,805
772,089	CaixaBank SA (Financials)	2,332,228
20,730	Cellnex Telecom SA (Communication Services)*(b)	808,163
93,952	Enagas SA (Utilities)	1,718,472
69,982	Endesa SA (Utilities)	1,203,334
73,768	Ferrovial SA (Industrials)	1,852,952
49,404	Grifols SA (Health Care)*(a)	598,374
683,850	Iberdrola SA (Utilities)	7,141,198
351,997	Industria de Diseno Textil SA (Consumer Discretionary)	7,627,636
75,935	Naturgy Energy Group SA (Utilities)(a)	2,098,275
127,502	Red Electrica Corp. SA (Utilities)	2,337,903
731,634	Repsol SA (Energy)	9,552,995
891,144	Telefonica SA (Communication Services)	3,688,306

		53,161,942

Common Stocks – (continued)
Sweden – 2.3%
11,014	Alleima AB (Materials)*	44,333
75,224	Assa Abloy AB, Class B (Industrials)	1,533,025
334,220	Atlas Copco AB, Class A (Industrials)	3,417,872
155,105	Atlas Copco AB, Class B (Industrials)	1,422,504
29,890	Boliden AB (Materials)	965,717
53,951	Epiroc AB, Class A (Industrials)	830,328
51,541	Epiroc AB, Class B (Industrials)	705,261
121,576	EQT AB (Financials)	2,747,487
49,372	Essity AB, Class B (Consumer Staples)	1,100,896
31,553	Getinge AB, Class B (Health Care)	587,988
445,412	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	4,652,148
82,239	Hexagon AB, Class B (Information Technology)	846,501
28,896	Holmen AB, Class B (Materials)	1,246,252
191,418	Husqvarna AB, Class B (Industrials)	1,296,132
47,794	Industrivarden AB, Class A (Financials)	1,066,159
57,589	Industrivarden AB, Class C (Financials)	1,271,662
140,667	Investor AB, Class A (Financials)(a)	2,352,112
217,979	Investor AB, Class B (Financials)	3,458,308
22,213	L E Lundbergforetagen AB, Class B (Financials)	923,344
34,357	Lifco AB, Class B (Industrials)	537,815
55,161	Sandvik AB (Industrials)	866,069
205,607	Securitas AB, Class B (Industrials)(a)	1,809,871
179,508	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,800,440
59,050	Skanska AB, Class B (Industrials)	878,260
113,234	Svenska Cellulosa AB SCA, Class B (Materials)	1,707,575
213,138	Svenska Handelsbanken AB, Class A (Financials)	1,755,496
140,250	Swedbank AB, Class A (Financials)	1,824,144
1,042,864	Swedish Match AB (Consumer Staples)	10,503,913
56,055	Swedish Orphan Biovitrum AB (Health Care)*	1,242,006
178,841	Tele2 AB, Class B (Communication Services)	1,910,642
463,629	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	3,487,273
581,063	Telia Co. AB (Communication Services)	2,053,591
49,430	Volvo AB, Class A (Industrials)	826,990
122,771	Volvo AB, Class B (Industrials)	1,954,499

		63,626,613

Switzerland – 4.6%
148,148	ABB Ltd. (Industrials)	4,094,013
25,756	Adecco Group AG (Industrials)	819,431
31,700	Alcon, Inc. (Health Care)	2,096,984

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
16,551	Baloise Holding AG (Financials)	$2,397,983
959	Barry Callebaut AG (Consumer Staples)	1,969,195
360	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	3,814,130
53,481	Cie Financiere Richemont SA (Consumer Discretionary)	6,019,661
40,226	Clariant AG (Materials)*	746,445
3,268	EMS-Chemie Holding AG (Materials)	2,305,464
6,330	Geberit AG (Industrials)	2,937,504
627	Givaudan SA (Materials)	2,010,229
87,478	Holcim AG (Materials)*	3,902,651
12,457	Julius Baer Group Ltd. (Financials)	605,651
33,352	Kuehne + Nagel International AG (Industrials)	7,723,297
64,272	Logitech International SA (Information Technology)	3,217,716
3,232	Lonza Group AG (Health Care)	1,733,315
314,806	Novartis AG (Health Care)	25,524,462
7,762	Partners Group Holding AG (Financials)	7,526,981
6,943	Schindler Holding AG (Industrials)	1,175,248
7,882	Schindler Holding AG Participation Certificates (Industrials)	1,378,613
2,678	SGS SA (Industrials)	5,916,049
6,128	Sika AG (Materials)	1,383,894
5,943	Sonova Holding AG (Health Care)	1,575,341
50,369	Straumann Holding AG (Health Care)	5,558,421
13,451	Swatch Group AG (The) – Bearer (Consumer Discretionary)	3,284,362
60,629	Swatch Group AG (The) – Registered (Consumer Discretionary)	2,774,416
5,982	Swiss Life Holding AG (Financials)	3,140,711
19,316	Swiss Prime Site AG (Real Estate)	1,668,465
5,603	Swisscom AG (Communication Services)	2,906,131
407,286	UBS Group AG (Financials)	6,481,020
5,178	VAT Group AG (Industrials)(b)	1,244,694
14,753	Zurich Insurance Group AG (Financials)	6,562,096

		124,494,573

United Kingdom – 10.4%
265,996	3i Group PLC (Financials)	3,762,131
1,048,796	abrdn PLC (Financials)	1,792,127
238,643	Admiral Group PLC (Financials)	5,892,478
22,751	Ashtead Group PLC (Industrials)	1,125,106
298,801	Associated British Foods PLC (Consumer Staples)	5,302,196
186,760	AstraZeneca PLC (Health Care)	23,130,905
1,151,714	Auto Trader Group PLC (Communication Services)(b)	8,735,000
765,223	Aviva PLC (Financials)	3,728,163
465,226	BAE Systems PLC (Industrials)	4,201,859

Common Stocks – (continued)
United Kingdom – (continued)
2,110,568	Barclays PLC (Financials)	4,039,886
304,113	Barratt Developments PLC (Consumer Discretionary)	1,512,070
21,330	Berkeley Group Holdings PLC (Consumer Discretionary)	907,156
2,384,255	BP PLC (Energy)	12,248,624
331,893	British American Tobacco PLC (Consumer Staples)	13,329,377
351,606	BT Group PLC (Communication Services)	616,557
79,354	Bunzl PLC (Industrials)	2,641,743
358,408	Burberry Group PLC (Consumer Discretionary)	7,289,924
865,566	CK Hutchison Holdings Ltd. (Industrials)	5,596,677
331,196	CNH Industrial NV (Industrials)	4,056,356
71,057	Coca-Cola Europacific Partners PLC (Consumer Staples)	3,493,873
501,055	Compass Group PLC (Consumer Discretionary)	10,838,488
14,959	Croda International PLC (Materials)	1,170,748
41,286	DCC PLC (Industrials)	2,384,246
226,502	Diageo PLC (Consumer Staples)	9,920,317
83,273	Entain PLC (Consumer Discretionary)	1,233,492
130,980	Experian PLC (Industrials)	3,997,672
772,189	Haleon PLC (Consumer Staples)*	2,325,818
61,300	Halma PLC (Information Technology)	1,480,071
419,283	Hargreaves Lansdown PLC (Financials)	3,988,890
1,584,856	HSBC Holdings PLC (Financials)	9,751,808
255,264	Imperial Brands PLC (Consumer Staples)	5,633,085
203,100	Informa PLC (Communication Services)	1,292,237
29,533	InterContinental Hotels Group PLC (Consumer Discretionary)	1,612,044
26,550	Intertek Group PLC (Industrials)	1,223,077
3,010,271	J Sainsbury PLC (Consumer Staples)	7,124,599
3,660,358	JD Sports Fashion PLC (Consumer Discretionary)	4,810,760
36,948	Johnson Matthey PLC (Materials)	866,303
1,333,008	Kingfisher PLC (Consumer Discretionary)	3,600,077
203,289	Land Securities Group PLC REIT (Real Estate)	1,538,976
1,093,220	Legal & General Group PLC (Financials)	3,211,980
11,780,053	Lloyds Banking Group PLC (Financials)	6,014,752
13,092	London Stock Exchange Group PLC (Financials)	1,234,247
239,342	M&G PLC (Financials)	545,161
1,403,715	Melrose Industries PLC (Industrials)	2,229,541

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
413,024	National Grid PLC (Utilities)	$5,180,813
587,364	NatWest Group PLC (Financials)	1,684,380
70,857	Next PLC (Consumer Discretionary)	4,791,950
232,658	Phoenix Group Holdings PLC (Financials)	1,630,823
72,179	Reckitt Benckiser Group PLC (Consumer Staples)	5,583,490
268,325	RELX PLC (Industrials)	7,062,487
246,637	Rentokil Initial PLC (Industrials)	1,495,202
775,841	Sage Group PLC (The) (Information Technology)	6,456,604
35,024	Schroders PLC (Financials)(a)	1,095,466
124,412	Segro PLC REIT (Real Estate)	1,365,142
74,482	Severn Trent PLC (Utilities)	2,415,417
219,640	Smith & Nephew PLC (Health Care)	2,595,346
114,062	Smiths Group PLC (Industrials)	1,978,894
8,733	Spirax-Sarco Engineering PLC (Industrials)	1,070,538
147,917	SSE PLC (Utilities)	2,844,222
267,899	St James’s Place PLC (Financials)	3,450,822
229,285	Standard Chartered PLC (Financials)	1,595,974
1,052,665	Taylor Wimpey PLC (Consumer Discretionary)	1,326,547
2,254,178	Tesco PLC (Consumer Staples)	6,523,308
211,468	Unilever PLC (Consumer Staples)	9,659,253
139,738	United Utilities Group PLC (Utilities)	1,717,861
4,621,803	Vodafone Group PLC (Communication Services)	6,221,192
305,901	WPP PLC (Communication Services)	2,649,666

		281,825,994

United States – 5.0%
35,875	BRP, Inc. (Consumer Discretionary)	2,495,307
106,062	Ferguson PLC (Industrials)	12,324,102
634,793	GSK PLC (Health Care)	10,188,875
88,434	James Hardie Industries PLC CDI (Materials)	2,031,575
414,497	Nestle SA (Consumer Staples)	48,663,422
57,014	QIAGEN NV (Health Care)*	2,594,202
117,616	Roche Holding AG (Health Care)	38,010,232
12,640	Roche Holding AG (Health Care)(a)	4,846,445
69,457	Schneider Electric SE (Industrials)	8,295,892
256,897	Stellantis NV (Consumer Discretionary)	3,449,643
31,835	Swiss Re AG (Financials)	2,484,953
139,752	Tenaris SA (Energy)	1,932,255

		137,316,903

Zambia – 0.1%
76,583	First Quantum Minerals Ltd. (Materials)	1,359,032

TOTAL COMMON STOCKS
(Cost $2,761,597,364)		$2,697,927,495

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
43,650	Bayerische Motoren Werke AG (Consumer Discretionary)	8.39%	$3,039,539
27,691	Henkel AG & Co. KGaA (Consumer Staples)	2.94	1,788,743
3,257	Sartorius AG (Health Care)	0.30	1,362,104
25,783	Volkswagen AG (Consumer Discretionary)	5.24	3,685,136

TOTAL PREFERRED STOCKS (Cost $12,079,590)			$9,875,522

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,773,676,954)			$2,707,803,017

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
59,641,107	2.154%	$59,641,107
(Cost $59,641,107)

TOTAL INVESTMENTS – 101.8%
(Cost $2,833,318,061)		$2,767,444,124

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(47,407,351)

NET ASSETS – 100.0%		$2,720,036,773

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini MSCI EAFE Index Future	103	09/16/22	$10,108,941	$(699,376)

Sector	% of Market Value

Financials	17.4%
Industrials	14.2
Consumer Staples	13.1
Health Care	11.4
Consumer Discretionary	11.0
Information Technology	7.4
Materials	7.0
Energy	6.0
Communication Services	5.1
Utilities	3.3
Real Estate	1.9
Securities Lending Reinvestment Vehicle	2.2

TOTAL INVESTMENTS	100.0%

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 8.8%
943	Capcom Co. Ltd.	$25,918
3,618	CyberAgent, Inc.	35,730
1,388	Dentsu Group, Inc.	45,207
4,095	Hakuhodo DY Holdings, Inc.(a)	36,955
1,292	Kakaku.com, Inc.	24,130
6,037	KDDI Corp.	186,260
182	Koei Tecmo Holdings Co. Ltd.	6,164
438	Konami Group Corp.	22,370
1,269	Nexon Co. Ltd.	25,531
348	Nintendo Co. Ltd.	143,066
6,535	Nippon Telegraph & Telephone Corp.	177,677
10,064	SoftBank Corp.	111,040
3,951	SoftBank Group Corp.	158,524
685	Square Enix Holdings Co. Ltd.	29,994
356	Toho Co. Ltd.	13,636
5,959	Z Holdings Corp.	17,839

		1,060,041

Consumer Discretionary – 18.1%
443	Aisin Corp.	13,278
1,015	Bandai Namco Holdings, Inc.	76,770
1,819	Bridgestone Corp.	70,241
1,219	Denso Corp.	67,279
169	Fast Retailing Co. Ltd.(a)	99,907
88	Hikari Tsushin, Inc.	11,204
9,641	Honda Motor Co. Ltd.	258,994
658	Iida Group Holdings Co. Ltd.	10,077
3,655	Isuzu Motors Ltd.	45,640
154	Koito Manufacturing Co. Ltd.	5,316
4,054	Mazda Motor Corp.	36,000
532	McDonald’s Holdings Co. Japan Ltd.	19,073
3,775	Nissan Motor Co. Ltd.	14,975
349	Nitori Holdings Co. Ltd.	33,710
379	Open House Group Co. Ltd.	14,955
461	Oriental Land Co. Ltd.	69,337
1,827	Pan Pacific International Holdings Corp.	33,015
6,203	Panasonic Holdings Corp.	50,698
1,850	Rakuten Group, Inc.	9,021
1,955	Sekisui Chemical Co. Ltd.	26,880
2,040	Sekisui House Ltd.	34,936
2,114	Sharp Corp.	15,296
236	Shimano, Inc.	42,254
4,151	Sony Group Corp.	333,427
5,866	Subaru Corp.	107,291
1,917	Sumitomo Electric Industries Ltd.	22,160
696	Suzuki Motor Corp.	24,496
34,534	Toyota Motor Corp.	523,522
2,118	USS Co. Ltd.	37,647
409	Yamaha Corp.	16,109
1,250	Yamaha Motor Co. Ltd.	26,141
1,321	ZOZO, Inc.	29,636

		2,179,285

Consumer Staples – 7.5%
1,764	Aeon Co. Ltd.(a)	34,644
2,478	Ajinomoto Co., Inc.	69,018

Common Stocks – (continued)
Consumer Staples – (continued)
1,602	Asahi Group Holdings Ltd.	54,003
637	Ito En Ltd.	28,214
4,875	Japan Tobacco, Inc.	82,994
1,576	Kao Corp.	68,838
643	Kikkoman Corp.	39,705
3,214	Kirin Holdings Co. Ltd.	53,198
320	Kobayashi Pharmaceutical Co. Ltd.	18,305
307	Kobe Bussan Co. Ltd.	7,906
311	Kose Corp.	29,703
665	MEIJI Holdings Co. Ltd.	31,805
1,591	Nisshin Seifun Group, Inc.	18,019
431	Nissin Foods Holdings Co. Ltd.	30,967
3,249	Seven & i Holdings Co. Ltd.	129,679
1,222	Shiseido Co. Ltd.	46,676
1,162	Suntory Beverage & Food Ltd.	42,750
1,245	Unicharm Corp.	43,567
1,406	Welcia Holdings Co. Ltd.	29,646
785	Yakult Honsha Co. Ltd.	46,604

		906,241

Energy – 1.8%
9,494	ENEOS Holdings, Inc.(a)	35,860
1,499	Idemitsu Kosan Co. Ltd.	39,469
11,792	Inpex Corp.	136,442

		211,771

Financials – 11.0%
1,439	Chiba Bank Ltd. (The)	7,806
4,247	Concordia Financial Group Ltd.	13,541
6,186	Dai-ichi Life Holdings, Inc.	107,410
3,857	Daiwa Securities Group, Inc.	16,933
2,077	Japan Exchange Group, Inc.	31,232
2,517	Japan Post Bank Co. Ltd.	18,411
15,605	Japan Post Holdings Co. Ltd.	108,213
5,779	Japan Post Insurance Co. Ltd.(a)	88,879
4,998	Mitsubishi HC Capital, Inc.	24,373
33,715	Mitsubishi UFJ Financial Group, Inc.	175,379
7,882	Mizuho Financial Group, Inc.	90,604
2,120	MS&AD Insurance Group Holdings, Inc.(a)	63,634
4,037	Nomura Holdings, Inc.	14,672
3,888	ORIX Corp.	64,396
8,968	Resona Holdings, Inc.	33,142
3,602	SBI Holdings, Inc.	71,351
2,313	Shizuoka Bank Ltd. (The)	13,448
1,790	Sompo Holdings, Inc.	77,127
4,017	Sumitomo Mitsui Financial Group, Inc.	121,531
1,288	Sumitomo Mitsui Trust Holdings, Inc.	40,287
1,116	T&D Holdings, Inc.	12,245
2,334	Tokio Marine Holdings, Inc.	131,192

		1,325,806

Health Care – 10.0%
1,193	Asahi Intecc Co. Ltd.	21,558
8,742	Astellas Pharma, Inc.	125,147
2,259	Chugai Pharmaceutical Co. Ltd.	58,812
5,488	Daiichi Sankyo Co. Ltd.	166,154

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,371	Eisai Co. Ltd.	$56,343
1,240	Hoya Corp.	127,466
1,284	Kyowa Kirin Co. Ltd.	29,038
1,246	M3, Inc.	40,636
413	Nippon Shinyaku Co. Ltd.	22,792
4,658	Olympus Corp.	101,140
2,931	Ono Pharmaceutical Co. Ltd.	70,365
2,024	Otsuka Holdings Co. Ltd.	66,593
942	Shionogi & Co. Ltd.	46,235
702	Sysmex Corp.	43,566
6,336	Takeda Pharmaceutical Co. Ltd.	175,968
1,693	Terumo Corp.	55,031

		1,206,844

Industrials – 21.2%
467	AGC, Inc.	16,002
312	ANA Holdings, Inc.*	6,049
216	Central Japan Railway Co.	25,624
1,326	Dai Nippon Printing Co. Ltd.	28,093
98	Daifuku Co. Ltd.	5,790
611	Daikin Industries Ltd.	107,919
401	East Japan Railway Co.	20,940
331	FANUC Corp.	53,808
583	Fuji Electric Co. Ltd.	25,528
1,002	Hankyu Hanshin Holdings, Inc.	30,250
147	Hitachi Construction Machinery Co. Ltd.	3,053
3,269	Hitachi Ltd.	164,977
345	Hoshizaki Corp.	10,328
5,366	ITOCHU Corp.	148,758
652	Japan Airlines Co. Ltd.*	12,106
1,236	Kajima Corp.	13,098
235	Keio Corp.	9,019
215	Keisei Electric Railway Co. Ltd.	6,049
361	Kintetsu Group Holdings Co. Ltd.	12,344
1,706	Komatsu Ltd.	36,058
2,101	Kubota Corp.	32,972
336	Kurita Water Industries Ltd.	13,234
1,039	Lixil Corp.	18,280
384	Makita Corp.	9,144
13,645	Marubeni Corp.	142,922
617	MINEBEA MITSUMI, Inc.	10,762
1,437	MISUMI Group, Inc.	35,763
6,611	Mitsubishi Corp.	217,656
4,804	Mitsubishi Electric Corp.	49,158
3,021	Mitsubishi Heavy Industries Ltd.	117,113
8,229	Mitsui & Co. Ltd.	193,875
2,393	Mitsui OSK Lines Ltd.(a)	63,094
1,930	MonotaRO Co. Ltd.	35,140
1,630	NGK Insulators Ltd.	23,505
788	Nidec Corp.	53,001
1,437	Nihon M&A Center Holdings, Inc.	18,130
129	NIPPON EXPRESS HOLDINGS, Inc.	7,156
1,361	Nippon Yusen KK(a)	104,953
2,474	Obayashi Corp.	17,240
572	Odakyu Electric Railway Co. Ltd.	7,885
2,867	Persol Holdings Co. Ltd.	58,322

Common Stocks – (continued)
Industrials – (continued)
4,854	Recruit Holdings Co. Ltd.	156,974
837	Secom Co. Ltd.	53,870
692	SG Holdings Co. Ltd.	11,576
1,451	Shimizu Corp.	8,018
119	SMC Corp.	57,172
4,052	Sumitomo Corp.	57,437
1,736	Taisei Corp.	53,035
584	Tobu Railway Co. Ltd.	13,881
1,276	Tokyu Corp.	15,271
2,674	TOPPAN, Inc.	42,263
1,105	Toshiba Corp.	41,187
656	TOTO Ltd.	22,880
176	Toyota Industries Corp.	9,928
367	Toyota Tsusho Corp.	12,986
275	West Japan Railway Co.	10,776
726	Yamato Holdings Co. Ltd.	11,417
570	Yaskawa Electric Corp.(a)	18,832

		2,562,601

Information Technology – 14.8%
810	Advantest Corp.	46,745
626	Azbil Corp.	18,018
2,669	Brother Industries Ltd.	51,522
4,327	Canon, Inc.	104,098
129	Disco Corp.	31,825
1,470	FUJIFILM Holdings Corp.	75,406
803	Fujitsu Ltd.	95,955
52	GMO Payment Gateway, Inc.	4,209
547	Hamamatsu Photonics KK	23,478
202	Hirose Electric Co. Ltd.	28,925
539	Ibiden Co. Ltd.	17,419
830	Itochu Techno-Solutions Corp.	21,165
569	Keyence Corp.	216,887
941	Kyocera Corp.	52,798
150	Lasertec Corp.	20,997
1,850	Murata Manufacturing Co. Ltd.	100,811
2,593	NEC Corp.	95,396
1,337	Nomura Research Institute Ltd.	36,553
3,881	NTT Data Corp.	55,265
129	Obic Co. Ltd.	19,328
710	Omron Corp.	37,850
381	Oracle Corp. Japan	22,949
657	Otsuka Corp.	21,469
5,114	Renesas Electronics Corp.*	48,844
6,628	Ricoh Co. Ltd.	52,450
263	Rohm Co. Ltd.	19,959
1,029	SCSK Corp.	16,924
3,185	Seiko Epson Corp.	50,455
1,128	Shimadzu Corp.	33,281
1,224	SUMCO Corp.	16,864
622	TDK Corp.	22,053
1,315	TIS, Inc.	37,849
549	Tokyo Electron Ltd.(a)	174,888
1,085	Trend Micro, Inc.	67,468
2,292	Yokogawa Electric Corp.	40,425

		1,780,528

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – 3.6%
2,657	Asahi Kasei Corp.	$19,608
857	Hitachi Metals Ltd.*	12,939
373	JFE Holdings, Inc.(a)	4,036
324	JSR Corp.	7,315
3,012	Mitsubishi Chemical Group Corp.	15,926
301	Mitsui Chemicals, Inc.	6,829
389	Nippon Sanso Holdings Corp.	7,139
1,199	Nippon Steel Corp.(a)	19,102
833	Nissan Chemical Corp.	42,484
488	Nitto Denko Corp.	30,345
11,958	Oji Holdings Corp.	48,048
849	Shin-Etsu Chemical Co. Ltd.	99,920
14,239	Sumitomo Chemical Co. Ltd.	56,494
315	Sumitomo Metal Mining Co. Ltd.	10,009
2,726	Toray Industries, Inc.	15,710
2,907	Tosoh Corp.(a)	37,893

		433,797

Real Estate – 2.5%
432	Daito Trust Construction Co. Ltd.	42,818
1,858	Daiwa House Industry Co. Ltd.	42,032
6	Daiwa House REIT Investment Corp. REIT	13,937
10	GLP J REIT	12,256
1,041	Hulic Co. Ltd.	7,960
16	Japan Metropolitan Fund Invest REIT	12,765
3	Japan Real Estate Investment Corp. REIT	13,959
2,657	Mitsubishi Estate Co. Ltd.	36,034
2,085	Mitsui Fudosan Co. Ltd.	42,467
3	Nippon Building Fund, Inc. REIT	15,019
5	Nippon Prologis REIT, Inc. REIT	12,642
897	Nomura Real Estate Holdings, Inc.	22,162
12	Nomura Real Estate Master Fund, Inc. REIT	14,733
514	Sumitomo Realty & Development Co. Ltd.	12,681

		301,465

Utilities – 0.6%
1,477	Chubu Electric Power Co., Inc.	15,066
1,490	Kansai Electric Power Co., Inc. (The)	14,467
1,179	Osaka Gas Co. Ltd.	19,936
1,088	Tokyo Electric Power Co. Holdings, Inc.*	4,269
1,327	Tokyo Gas Co. Ltd.	25,004

		78,742

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $12,104,492)		$12,047,121

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 7.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
862,006	2.154%	$862,006
(Cost $862,006)

TOTAL INVESTMENTS – 107.0%
(Cost $12,966,498)		$12,909,127

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.0)%		(850,354)

NET ASSETS – 100.0%		$12,058,773

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 7.1%
56	Activision Blizzard, Inc.	$4,396
1,157	Alphabet, Inc., Class A*	125,211
1,167	Alphabet, Inc., Class C*	127,378
1,400	AT&T, Inc.	24,556
27	Charter Communications, Inc., Class A*	11,141
833	Comcast Corp., Class A	30,146
38	Electronic Arts, Inc.	4,821
27	Liberty Broadband Corp., Class C*	2,746
20	Live Nation Entertainment, Inc.*	1,807
9	Match Group, Inc.*	509
450	Meta Platforms, Inc., Class A*	73,319
10	Netflix, Inc.*	2,236
86	Omnicom Group, Inc.	5,753
59	Paramount Global, Class B	1,380
70	T-Mobile US, Inc.*	10,077
494	Verizon Communications, Inc.	20,654
105	Walt Disney Co. (The)*	11,768
281	Warner Bros Discovery, Inc.*	3,720
7	ZoomInfo Technologies, Inc.*	318

		461,936

Consumer Discretionary – 9.3%
84	Advance Auto Parts, Inc.	14,166
21	AutoZone, Inc.*	44,503
332	Bath & Body Works, Inc.	12,394
127	Best Buy Co., Inc.	8,978
5	Booking Holdings, Inc.*	9,379
69	Burlington Stores, Inc.*	9,673
46	Caesars Entertainment, Inc.*	1,983
7	CarMax, Inc.*	619
23	Darden Restaurants, Inc.	2,845
97	Dollar General Corp.	23,030
115	Dollar Tree, Inc.*	15,603
42	Domino’s Pizza, Inc.	15,618
38	DoorDash, Inc., Class A*	2,276
13	D.R. Horton, Inc.	925
272	eBay, Inc.	12,003
101	Etsy, Inc.*	10,667
59	Expedia Group, Inc.*	6,056
1,128	Ford Motor Co.	17,191
98	Garmin Ltd.	8,672
186	Genuine Parts Co.	29,018
2	Hilton Worldwide Holdings, Inc.	255
188	Home Depot, Inc. (The)	54,223
214	Lennar Corp., Class A	16,574
124	Lowe’s Cos., Inc.	24,073
10	Marriott International, Inc., Class A	1,537
92	McDonald’s Corp.	23,210
523	MGM Resorts International	17,071
209	NIKE, Inc., Class B	22,248
2	NVR, Inc.*	8,280
63	O’Reilly Automotive, Inc.*	43,919
34	Pool Corp.	11,532
115	Ross Stores, Inc.	9,921
55	Starbucks Corp.	4,624
162	Target Corp.	25,975

Common Stocks – (continued)
Consumer Discretionary – (continued)
379	TJX Cos., Inc. (The)	23,631
112	Tractor Supply Co.	20,737
86	Ulta Beauty, Inc.*	36,109
163	VF Corp.	6,756
87	Yum! Brands, Inc.	9,678

		605,952

Consumer Staples – 8.6%
444	Archer-Daniels-Midland Co.	39,023
130	Brown-Forman Corp., Class B	9,451
5	Bunge Ltd.	496
154	Church & Dwight Co., Inc.	12,891
113	Clorox Co. (The)	16,310
561	Coca-Cola Co. (The)	34,619
331	Colgate-Palmolive Co.	25,888
214	Conagra Brands, Inc.	7,357
51	Constellation Brands, Inc., Class A	12,549
86	Estee Lauder Cos., Inc. (The), Class A	21,877
216	General Mills, Inc.	16,589
138	Hershey Co. (The)	31,005
161	Hormel Foods Corp.	8,095
51	J M Smucker Co. (The)	7,140
159	Kellogg Co.	11,566
436	Keurig Dr Pepper, Inc.	16,620
91	Kimberly-Clark Corp.	11,604
403	Kraft Heinz Co. (The)	15,072
129	McCormick & Co., Inc.	10,845
259	Mondelez International, Inc., Class A	16,022
187	Monster Beverage Corp.*	16,611
271	PepsiCo, Inc.	46,685
366	Procter & Gamble Co. (The)	50,486
211	Sysco Corp.	17,348
323	Tyson Foods, Inc., Class A	24,348
670	Walgreens Boots Alliance, Inc.	23,490
426	Walmart, Inc.	56,466

		560,453

Financials – 11.7%
259	Aflac, Inc.	15,390
199	Allstate Corp. (The)	23,979
634	Ally Financial, Inc.	21,049
114	American Express Co.	17,328
297	American International Group, Inc.	15,370
37	Ameriprise Financial, Inc.	9,916
74	Aon PLC, Class A	20,665
66	Apollo Global Management, Inc.	3,668
196	Arch Capital Group Ltd.*	8,961
1,053	Bank of America Corp.	35,391
154	Bank of New York Mellon Corp. (The)	6,396
323	Berkshire Hathaway, Inc., Class B*	90,698
6	BlackRock, Inc.	3,998
230	Blackstone, Inc.	21,606
136	Brown & Brown, Inc.	8,573
218	Capital One Financial Corp.	23,069
157	Charles Schwab Corp. (The)	11,139
78	Chubb Ltd.	14,746

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
49	Cincinnati Financial Corp.	$4,751
649	Citigroup, Inc.	31,678
81	Citizens Financial Group, Inc.	2,971
52	CME Group, Inc.	10,172
65	Coinbase Global, Inc., Class A*	4,342
138	Discover Financial Services	13,868
14	FactSet Research Systems, Inc.	6,067
86	Fifth Third Bancorp	2,937
14	First Republic Bank	2,126
109	Hartford Financial Services Group, Inc. (The)	7,010
88	Huntington Bancshares, Inc.	1,179
74	Intercontinental Exchange, Inc.	7,463
521	JPMorgan Chase & Co.	59,253
365	KeyCorp	6,457
92	KKR & Co., Inc.	4,652
26	LPL Financial Holdings, Inc.	5,755
28	M&T Bank Corp.	5,090
9	Markel Corp.*	10,747
135	Marsh & McLennan Cos., Inc.	21,785
249	MetLife, Inc.	16,018
54	Moody’s Corp.	15,364
128	Morgan Stanley	10,908
2	MSCI, Inc.	898
108	Nasdaq, Inc.	6,429
18	Northern Trust Corp.	1,712
36	PNC Financial Services Group, Inc. (The)	5,688
107	Principal Financial Group, Inc.	7,999
110	Progressive Corp. (The)	13,491
185	Prudential Financial, Inc.	17,714
90	Raymond James Financial, Inc.	9,393
177	Regions Financial Corp.	3,836
27	S&P Global, Inc.	9,509
6	Signature Bank	1,046
12	State Street Corp.	820
528	Synchrony Financial	17,292
56	T. Rowe Price Group, Inc.	6,720
65	Travelers Cos., Inc. (The)	10,507
68	Truist Financial Corp.	3,185
100	US Bancorp	4,561
752	Wells Fargo & Co.	32,870
24	Willis Towers Watson PLC	4,964

		761,169

Health Care – 18.6%
269	Abbott Laboratories	27,613
348	AbbVie, Inc.	46,792
44	ABIOMED, Inc.*	11,408
83	Agilent Technologies, Inc.	10,645
33	Align Technology, Inc.*	8,042
4	Alnylam Pharmaceuticals, Inc.*	827
79	AmerisourceBergen Corp.	11,578
76	Amgen, Inc.	18,263
322	Avantor, Inc.*	8,021
123	Baxter International, Inc.	7,068
61	Becton Dickinson and Co.	15,398

Common Stocks – (continued)
Health Care – (continued)
43	Biogen, Inc.*	8,401
6	BioMarin Pharmaceutical, Inc.*	535
13	Bio-Techne Corp.	4,314
214	Boston Scientific Corp.*	8,626
528	Bristol-Myers Squibb Co.	35,593
21	Cardinal Health, Inc.	1,485
31	Catalent, Inc.*	2,728
344	Centene Corp.*	30,871
31	Charles River Laboratories International, Inc.*	6,363
117	Cigna Corp.	33,164
18	Cooper Cos., Inc. (The)	5,174
609	CVS Health Corp.	59,773
104	Danaher Corp.	28,071
66	Dexcom, Inc.*	5,426
254	Edwards Lifesciences Corp.*	22,885
68	Elevance Health, Inc.	32,988
187	Eli Lilly & Co.	56,330
335	Gilead Sciences, Inc.	21,262
18	HCA Healthcare, Inc.	3,562
272	Hologic, Inc.*	18,376
17	Horizon Therapeutics PLC*	1,007
22	Humana, Inc.	10,599
47	IDEXX Laboratories, Inc.*	16,338
6	Illumina, Inc.*	1,210
12	Insulet Corp.*	3,066
33	Intuitive Surgical, Inc.*	6,789
65	IQVIA Holdings, Inc.*	13,823
567	Johnson & Johnson	91,480
89	Laboratory Corp. of America Holdings	20,049
40	McKesson Corp.	14,680
146	Medtronic PLC	12,836
508	Merck & Co., Inc.	43,363
18	Mettler-Toledo International, Inc.*	21,824
78	Moderna, Inc.*	10,317
11	Molina Healthcare, Inc.*	3,711
89	PerkinElmer, Inc.	12,020
1,229	Pfizer, Inc.	55,588
132	Quest Diagnostics, Inc.	16,541
36	Regeneron Pharmaceuticals, Inc.*	20,918
57	ResMed, Inc.	12,535
182	Royalty Pharma PLC, Class A	7,609
12	Seagen, Inc.*	1,852
46	STERIS PLC	9,263
47	Stryker Corp.	9,644
15	Teleflex, Inc.	3,394
70	Thermo Fisher Scientific, Inc.	38,172
164	UnitedHealth Group, Inc.	85,170
81	Vertex Pharmaceuticals, Inc.*	22,823
3,960	Viatris, Inc.	37,818
64	Waters Corp.*	19,110
31	West Pharmaceutical Services, Inc.	9,197
58	Zimmer Biomet Holdings, Inc.	6,167
96	Zoetis, Inc.	15,027

		1,205,522

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Industrials – 5.1%
81	3M Co.	$10,072
39	AMETEK, Inc.	4,686
198	Carrier Global Corp.	7,746
6	Caterpillar, Inc.	1,108
23	Cintas Corp.	9,357
448	CSX Corp.	14,179
2	Deere & Co.	731
16	Delta Air Lines, Inc.*	497
34	Dover Corp.	4,249
95	Expeditors International of Washington, Inc.	9,775
463	Fastenal Co.	23,303
54	FedEx Corp.	11,384
93	General Electric Co.	6,830
30	IDEX Corp.	6,036
49	Illinois Tool Works, Inc.	9,547
20	J.B. Hunt Transport Services, Inc.	3,480
258	Masco Corp.	13,124
39	Norfolk Southern Corp.	9,482
36	Old Dominion Freight Line, Inc.	9,771
229	Otis Worldwide Corp.	16,538
55	PACCAR, Inc.	4,813
40	Parker-Hannifin Corp.	10,600
62	Plug Power, Inc.*	1,738
128	Republic Services, Inc.	18,268
16	Rockwell Automation, Inc.	3,791
293	Southwest Airlines Co.*	10,753
18	Stanley Black & Decker, Inc.	1,586
6	TransUnion	443
22	Uber Technologies, Inc.*	633
80	Union Pacific Corp.	17,961
468	United Airlines Holdings, Inc.*	16,385
90	United Parcel Service, Inc., Class B	17,506
19	United Rentals, Inc.*	5,549
26	Verisk Analytics, Inc.	4,866
111	Waste Management, Inc.	18,762
23	Westinghouse Air Brake Technologies Corp.	2,016
41	W.W. Grainger, Inc.	22,753
30	Xylem, Inc.	2,733

		333,051

Information Technology – 31.5%
149	Accenture PLC, Class A	42,981
80	Adobe, Inc.*	29,875
262	Advanced Micro Devices, Inc.*	22,236
135	Akamai Technologies, Inc.*	12,188
165	Amphenol Corp., Class A	12,132
42	Analog Devices, Inc.	6,364
3,240	Apple, Inc.	509,393
261	Applied Materials, Inc.	24,552
99	Arista Networks, Inc.*	11,868
34	Autodesk, Inc.*	6,859
78	Automatic Data Processing, Inc.	19,064
73	Block, Inc.*	5,030
57	Broadcom, Inc.	28,449
25	Broadridge Financial Solutions, Inc.	4,279

Common Stocks – (continued)
Information Technology – (continued)
98	Cadence Design Systems, Inc.*	17,029
16	CDW Corp.	2,731
950	Cisco Systems, Inc.	42,484
100	Cognex Corp.	4,211
291	Cognizant Technology Solutions Corp., Class A	18,382
195	Corning, Inc.	6,692
30	Datadog, Inc., Class A*	3,149
169	Dell Technologies, Inc., Class C	6,471
129	DocuSign, Inc.*	7,510
33	Enphase Energy, Inc.*	9,453
23	Entegris, Inc.	2,182
9	EPAM Systems, Inc.*	3,839
183	Fidelity National Information Services, Inc.	16,721
197	Fiserv, Inc.*	19,934
36	FleetCor Technologies, Inc.*	7,651
251	Fortinet, Inc.*	12,221
68	Gartner, Inc.*	19,402
103	Global Payments, Inc.	12,796
2,312	Hewlett Packard Enterprise Co.	31,443
290	HP, Inc.	8,326
13	HubSpot, Inc.*	4,382
1,036	Intel Corp.	33,069
304	International Business Machines Corp.	39,049
59	Intuit, Inc.	25,475
120	Keysight Technologies, Inc.*	19,667
40	KLA Corp.	13,765
40	Lam Research Corp.	17,516
61	Marvell Technology, Inc.	2,856
100	Mastercard, Inc., Class A	32,437
140	Microchip Technology, Inc.	9,135
347	Micron Technology, Inc.	19,616
1,477	Microsoft Corp.	386,191
19	Monolithic Power Systems, Inc.	8,610
85	Motorola Solutions, Inc.	20,690
237	NetApp, Inc.	17,095
124	NortonLifeLock, Inc.	2,801
418	NVIDIA Corp.	63,093
280	ON Semiconductor Corp.*	19,256
173	Oracle Corp.	12,828
17	Palo Alto Networks, Inc.*	9,466
102	Paychex, Inc.	12,581
161	PayPal Holdings, Inc.*	15,044
122	Qorvo, Inc.*	10,953
274	QUALCOMM, Inc.	36,242
17	Roper Technologies, Inc.	6,844
120	Salesforce, Inc.*	18,734
128	Seagate Technology Holdings PLC	8,571
24	ServiceNow, Inc.*	10,431
92	Skyworks Solutions, Inc.	9,067
276	SS&C Technologies Holdings, Inc.	15,390
24	Synopsys, Inc.*	8,304
13	Teledyne Technologies, Inc.*	4,789
158	Teradyne, Inc.	13,373
177	Texas Instruments, Inc.	29,242
86	Trimble, Inc.*	5,440

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
79	VeriSign, Inc.*	$14,395
198	Visa, Inc., Class A	39,345
73	VMware, Inc., Class A	8,470
462	Western Digital Corp.*	19,524
10	Workday, Inc., Class A*	1,646
40	Zebra Technologies Corp., Class A*	12,066
19	Zendesk, Inc.*	1,459
45	Zoom Video Communications, Inc., Class A*	3,618

		2,050,422

Materials – 2.2%
17	Air Products and Chemicals, Inc.	4,292
63	Alcoa Corp.	3,117
27	Avery Dennison Corp.	4,958
30	Ball Corp.	1,674
27	Celanese Corp.	2,993
39	CF Industries Holdings, Inc.	4,035
231	Corteva, Inc.	14,190
14	Crown Holdings, Inc.	1,268
153	Dow, Inc.	7,803
60	DuPont de Nemours, Inc.	3,339
35	Ecolab, Inc.	5,734
24	FMC Corp.	2,594
159	Freeport-McMoRan, Inc.	4,706
34	International Flavors & Fragrances, Inc.	3,756
51	International Paper Co.	2,123
8	Martin Marietta Materials, Inc.	2,782
151	Mosaic Co. (The)	8,134
180	Nucor Corp.	23,929
32	Packaging Corp. of America	4,382
26	PPG Industries, Inc.	3,302
57	Sherwin-Williams Co. (The)	13,230
217	Steel Dynamics, Inc.	17,516
17	Vulcan Materials Co.	2,830

		142,687

Real Estate – 4.8%
112	Alexandria Real Estate Equities, Inc. REIT	17,181
51	American Tower Corp. REIT	12,957
35	AvalonBay Communities, Inc. REIT	7,032
88	Boston Properties, Inc. REIT	6,990
112	Camden Property Trust REIT	14,393
67	Crown Castle, Inc. REIT	11,446
50	Digital Realty Trust, Inc. REIT	6,181
242	Duke Realty Corp. REIT	14,242
10	Equinix, Inc. REIT	6,574
100	Equity Residential REIT	7,318
42	Essex Property Trust, Inc. REIT	11,132
64	Extra Space Storage, Inc. REIT	12,719
244	Healthpeak Properties, Inc. REIT	6,405
218	Invitation Homes, Inc. REIT	7,909
158	Iron Mountain, Inc. REIT	8,312
255	Kimco Realty Corp. REIT	5,375
67	Mid-America Apartment Communities, Inc. REIT	11,100

Common Stocks – (continued)
Real Estate – (continued)
133	Prologis, Inc. REIT	16,560
48	Public Storage REIT	15,880
171	Realty Income Corp. REIT	11,676
28	SBA Communications Corp. REIT	9,107
74	Simon Property Group, Inc. REIT	7,546
93	Sun Communities, Inc. REIT	14,295
133	UDR, Inc. REIT	5,968
215	Ventas, Inc. REIT	10,290
278	VICI Properties, Inc. REIT	9,171
131	Welltower, Inc. REIT	10,041
597	Weyerhaeuser Co. REIT	20,394
145	W.P. Carey, Inc. REIT	12,184

		310,378

Utilities – 0.7%
22	American Water Works Co., Inc.	3,266
199	Edison International	13,486
72	Entergy Corp.	8,302
207	NextEra Energy, Inc.	17,607

		42,661

TOTAL INVESTMENTS – 99.6%
(Cost $7,694,125)		$6,474,231

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		25,486

NET ASSETS – 100.0%		$6,499,717

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 6.8%
167,499	Activision Blizzard, Inc.	$13,146,997
1,794,583	Alphabet, Inc., Class A*	194,209,772
1,742,730	Alphabet, Inc., Class C*	190,218,979
1,833,763	AT&T, Inc.	32,164,203
53,651	Charter Communications, Inc., Class A*	22,138,012
1,601,866	Comcast Corp., Class A	57,971,531
186,019	Electronic Arts, Inc.	23,600,231
73,577	Liberty Broadband Corp., Class C*	7,482,781
171,589	Match Group, Inc.*	9,699,926
755,399	Meta Platforms, Inc., Class A*	123,077,159
42,264	Netflix, Inc.*	9,448,540
146,139	Omnicom Group, Inc.	9,776,699
39,002	Roku, Inc.*	2,652,136
54,035	Take-Two Interactive Software, Inc.*	6,622,530
116,722	T-Mobile US, Inc.*	16,803,299
794,773	Verizon Communications, Inc.	33,229,459
255,616	Walt Disney Co. (The)*	28,649,441
440,081	Warner Bros Discovery, Inc.*	5,826,672

		786,718,367

Consumer Discretionary – 13.2%
94,589	Advance Auto Parts, Inc.	15,951,489
2,557,884	Amazon.com, Inc.*	324,262,955
33,304	AutoZone, Inc.*	70,578,170
505,360	Bath & Body Works, Inc.	18,865,089
372,149	Best Buy Co., Inc.	26,307,213
7,299	Booking Holdings, Inc.*	13,691,537
63,299	Burlington Stores, Inc.*	8,873,887
140,119	Caesars Entertainment, Inc.*	6,041,931
2,602	Chipotle Mexican Grill, Inc.*	4,154,874
88,867	Darden Restaurants, Inc.	10,993,737
173,727	Dollar General Corp.	41,246,264
184,246	Dollar Tree, Inc.*	24,998,497
88,888	Domino’s Pizza, Inc.	33,053,892
78,995	D.R. Horton, Inc.	5,620,494
446,743	eBay, Inc.	19,714,769
116,957	Etsy, Inc.*	12,351,829
67,452	Expedia Group, Inc.*	6,923,948
3,610,213	Ford Motor Co.	55,019,646
125,815	Garmin Ltd.	11,133,369
209,043	Genuine Parts Co.	32,612,798
53,390	Hilton Worldwide Holdings, Inc.	6,799,750
381,407	Home Depot, Inc. (The)	110,005,407
402,000	Lennar Corp., Class A	31,134,900
358,944	Lowe’s Cos., Inc.	69,685,388
40,751	Marriott International, Inc., Class A	6,265,059
176,837	McDonald’s Corp.	44,612,438
768,466	MGM Resorts International	25,082,730
394,297	NIKE, Inc., Class B	41,972,916
1,492	NVR, Inc.*	6,176,969
77,897	O’Reilly Automotive, Inc.*	54,303,557
58,765	Pool Corp.	19,932,500
78,080	Ross Stores, Inc.	6,735,962
182,947	Starbucks Corp.	15,380,354

Common Stocks – (continued)
Consumer Discretionary – (continued)
918,773	Stellantis NV(a)	12,311,558
285,363	Target Corp.	45,755,103
615,021	Tesla, Inc.*	169,505,938
394,376	TJX Cos., Inc. (The)	24,589,344
174,672	Tractor Supply Co.	32,340,521
70,723	Ulta Beauty, Inc.*	29,694,466
203,579	VF Corp.	8,438,349
262,058	Yum! Brands, Inc.	29,151,332

		1,532,270,929

Consumer Staples – 9.1%
509,065	Altria Group, Inc.	22,969,013
598,733	Archer-Daniels-Midland Co.	52,622,643
251,975	Brown-Forman Corp., Class B	18,318,583
74,088	Bunge Ltd.	7,347,307
178,618	Church & Dwight Co., Inc.	14,952,113
181,206	Clorox Co. (The)	26,155,274
770,017	Coca-Cola Co. (The)	47,517,749
441,690	Colgate-Palmolive Co.	34,544,575
355,497	Conagra Brands, Inc.	12,221,987
59,963	Constellation Brands, Inc., Class A	14,753,896
172,324	Costco Wholesale Corp.	89,970,360
143,240	Estee Lauder Cos., Inc. (The), Class A	36,437,391
268,060	General Mills, Inc.	20,587,008
179,142	Hershey Co. (The)	40,247,833
164,333	Hormel Foods Corp.	8,262,663
56,628	J M Smucker Co. (The)	7,927,354
165,491	Kellogg Co.	12,037,815
375,432	Keurig Dr Pepper, Inc.	14,311,468
180,973	Kimberly-Clark Corp.	23,077,677
619,232	Kraft Heinz Co. (The)	23,159,277
1,510,428	Kroger Co. (The)	72,409,918
136,926	McCormick & Co., Inc.	11,511,369
271,015	Mondelez International, Inc., Class A	16,764,988
256,437	Monster Beverage Corp.*	22,779,299
437,112	PepsiCo, Inc.	75,301,284
564,614	Philip Morris International, Inc.	53,914,991
597,088	Procter & Gamble Co. (The)	82,362,319
308,314	Sysco Corp.	25,349,577
560,819	Tyson Foods, Inc., Class A	42,274,536
1,154,956	Walgreens Boots Alliance, Inc.	40,492,757
670,861	Walmart, Inc.	88,922,626

		1,059,505,650

Energy – 4.3%
269,984	APA Corp.	10,559,074
257,809	Baker Hughes Co.	6,512,255
116,240	Cheniere Energy, Inc.	18,619,323
331,889	Chevron Corp.	52,458,375
234,851	ConocoPhillips	25,704,442
274,518	Coterra Energy, Inc.	8,485,351
303,487	Devon Energy Corp.	21,432,252
97,779	Diamondback Energy, Inc.	13,031,985
127,432	EOG Resources, Inc.	15,457,502

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
202,643	EQT Corp.	$9,686,336
919,108	Exxon Mobil Corp.	87,857,534
286,355	Halliburton Co.	8,627,876
72,455	Hess Corp.	8,751,115
994,423	Kinder Morgan, Inc.	18,217,829
396,480	Marathon Oil Corp.	10,145,923
318,113	Marathon Petroleum Corp.	32,049,885
390,034	Occidental Petroleum Corp.	27,692,414
146,787	ONEOK, Inc.	8,987,768
238,065	Phillips 66	21,297,295
61,217	Pioneer Natural Resources Co.	15,501,369
171,101	Schlumberger NV	6,527,503
144,807	Targa Resources Corp.	9,880,182
411,918	Valero Energy Corp.	48,243,836
485,830	Williams Cos., Inc. (The)	16,532,795

		502,260,219

Financials – 9.1%
165,868	Aflac, Inc.	9,855,876
170,533	Allstate Corp. (The)	20,549,226
676,494	Ally Financial, Inc.	22,459,601
125,998	American Express Co.	19,151,696
317,945	American International Group, Inc.	16,453,654
47,820	Ameriprise Financial, Inc.	12,816,238
105,656	Aon PLC, Class A	29,505,495
78,728	Apollo Global Management, Inc.	4,375,702
294,697	Arch Capital Group Ltd.*	13,473,547
136,611	Arthur J Gallagher & Co.	24,804,459
1,439,034	Bank of America Corp.	48,365,933
388,577	Bank of New York Mellon Corp. (The)	16,137,603
432,343	Berkshire Hathaway, Inc., Class B*	121,401,914
16,979	BlackRock, Inc.	11,314,636
343,981	Blackstone, Inc.	32,313,575
204,371	Brown & Brown, Inc.	12,883,548
253,738	Capital One Financial Corp.	26,850,555
277,710	Charles Schwab Corp. (The)	19,703,524
117,644	Chubb Ltd.	22,240,598
56,387	Cincinnati Financial Corp.	5,467,283
772,625	Citigroup, Inc.	37,711,826
308,070	Citizens Financial Group, Inc.	11,300,008
63,376	CME Group, Inc.	12,396,979
57,912	Coinbase Global, Inc., Class A*	3,868,522
111,687	Discover Financial Services	11,223,427
32,667	FactSet Research Systems, Inc.	14,155,918
26,094	First Republic Bank	3,961,852
205,632	Hartford Financial Services Group, Inc. (The)	13,224,194
119,434	Intercontinental Exchange, Inc.	12,044,919
702,756	JPMorgan Chase & Co.	79,924,440
318,549	KeyCorp	5,635,132
117,051	KKR & Co., Inc.	5,918,098
47,364	LPL Financial Holdings, Inc.	10,483,074
37,746	M&T Bank Corp.	6,861,468
9,483	Markel Corp.*	11,323,745
191,877	Marsh & McLennan Cos., Inc.	30,963,191

Common Stocks – (continued)
Financials – (continued)
341,278	MetLife, Inc.	21,954,414
125,126	Moody’s Corp.	35,600,849
162,154	Morgan Stanley	13,818,764
8,003	MSCI, Inc.	3,595,268
202,069	Nasdaq, Inc.	12,029,168
33,051	Northern Trust Corp.	3,142,820
49,787	PNC Financial Services Group, Inc. (The)	7,866,346
153,321	Principal Financial Group, Inc.	11,462,278
228,944	Progressive Corp. (The)	28,079,982
127,291	Prudential Financial, Inc.	12,188,113
127,918	Raymond James Financial, Inc.	13,350,802
213,941	Regions Financial Corp.	4,636,101
37,962	S&P Global, Inc.	13,369,457
46,260	State Street Corp.	3,161,871
627,723	Synchrony Financial	20,557,928
112,038	T. Rowe Price Group, Inc.	13,444,560
96,590	Travelers Cos., Inc. (The)	15,612,808
97,733	Truist Financial Corp.	4,577,814
166,872	US Bancorp	7,611,032
908,011	Wells Fargo & Co.	39,689,161
35,583	Willis Towers Watson PLC	7,359,632

		1,054,230,624

Health Care – 14.9%
374,229	Abbott Laboratories	38,414,607
540,699	AbbVie, Inc.	72,702,388
51,162	ABIOMED, Inc.*	13,265,283
140,528	Agilent Technologies, Inc.	18,022,716
43,302	Align Technology, Inc.*	10,552,697
28,056	Alnylam Pharmaceuticals, Inc.*	5,798,334
102,968	AmerisourceBergen Corp.	15,090,990
186,402	Amgen, Inc.	44,792,401
181,520	Avantor, Inc.*	4,521,663
154,338	Baxter International, Inc.	8,868,261
45,326	Becton Dickinson and Co.	11,441,189
107,646	Biogen, Inc.*	21,031,875
193,957	Boston Scientific Corp.*	7,818,407
807,226	Bristol-Myers Squibb Co.	54,415,105
57,560	Cardinal Health, Inc.	4,070,643
531,515	Centene Corp.*	47,698,156
33,330	Charles River Laboratories International, Inc.*	6,840,982
204,772	Cigna Corp.	58,042,623
21,041	Cooper Cos., Inc. (The)	6,048,025
788,787	CVS Health Corp.	77,419,444
148,378	Danaher Corp.	40,048,706
96,570	Dexcom, Inc.*	7,939,020
369,999	Edwards Lifesciences Corp.*	33,336,910
91,756	Elevance Health, Inc.	44,511,753
288,460	Eli Lilly & Co.	86,892,806
451,355	Gilead Sciences, Inc.	28,647,502
16,418	HCA Healthcare, Inc.	3,248,630
182,844	Hologic, Inc.*	12,352,941
46,911	Humana, Inc.	22,600,782
86,972	IDEXX Laboratories, Inc.*	30,233,207

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
35,076	Insulet Corp.*	$8,960,866
58,023	Intuitive Surgical, Inc.*	11,937,652
66,118	IQVIA Holdings, Inc.*	14,060,654
819,710	Johnson & Johnson	132,252,011
85,474	Laboratory Corp. of America Holdings	19,254,728
64,956	McKesson Corp.	23,838,852
141,248	Medtronic PLC	12,418,524
687,170	Merck & Co., Inc.	58,656,831
28,095	Mettler-Toledo International, Inc.*	34,064,064
123,032	Moderna, Inc.*	16,273,443
28,250	Molina Healthcare, Inc.*	9,530,702
103,256	PerkinElmer, Inc.	13,945,755
1,319,617	Pfizer, Inc.	59,686,277
117,959	Quest Diagnostics, Inc.	14,781,442
49,836	Regeneron Pharmaceuticals, Inc.*	28,957,706
111,969	ResMed, Inc.	24,624,222
190,455	Royalty Pharma PLC, Class A	7,962,924
101,904	Seagen, Inc.*	15,722,768
45,516	STERIS PLC	9,166,012
74,890	Stryker Corp.	15,367,428
122,933	Thermo Fisher Scientific, Inc.	67,037,824
263,172	UnitedHealth Group, Inc.	136,673,115
41,520	Veeva Systems, Inc., Class A*	8,275,766
115,290	Vertex Pharmaceuticals, Inc.*	32,484,110
5,468,976	Viatris, Inc.	52,228,721
62,393	Waters Corp.*	18,630,550
54,612	West Pharmaceutical Services, Inc.	16,202,834
30,515	Zimmer Biomet Holdings, Inc.	3,244,355
166,561	Zoetis, Inc.	26,071,793

		1,728,979,975

Industrials – 7.5%
162,489	3M Co.(a)	20,205,507
120,071	AMETEK, Inc.	14,427,731
366,298	Carrier Global Corp.	14,329,578
73,860	Caterpillar, Inc.	13,642,681
71,702	Cintas Corp.	29,171,242
68,312	Copart, Inc.*	8,173,531
262,033	CSX Corp.	8,293,344
83,860	Cummins, Inc.	18,060,928
35,696	Deere & Co.	13,037,964
81,723	Dover Corp.	10,212,106
63,228	Eaton Corp. PLC	8,639,474
228,152	Emerson Electric Co.	18,649,144
16,803	Equifax, Inc.	3,171,566
126,320	Expeditors International of Washington, Inc.	12,997,065
758,588	Fastenal Co.	38,179,734
112,856	FedEx Corp.	23,791,173
154,683	Fortive Corp.	9,796,074
109,211	General Dynamics Corp.	25,001,674
207,682	General Electric Co.	15,252,166
103,205	Honeywell International, Inc.	19,541,867
46,828	IDEX Corp.	9,422,262
116,935	Illinois Tool Works, Inc.	22,782,446

Common Stocks – (continued)
Industrials – (continued)
145,000	Jacobs Solutions, Inc.	18,064,100
19,972	J.B. Hunt Transport Services, Inc.	3,475,527
296,256	Johnson Controls International PLC	16,039,300
49,988	L3Harris Technologies, Inc.	11,406,762
250,638	Leidos Holdings, Inc.	23,823,142
68,623	Lockheed Martin Corp.	28,829,209
249,669	Masco Corp.	12,700,662
33,756	Norfolk Southern Corp.	8,207,096
59,735	Northrop Grumman Corp.	28,552,733
54,512	Old Dominion Freight Line, Inc.	14,795,102
116,578	Otis Worldwide Corp.	8,419,263
68,616	PACCAR, Inc.	6,004,586
65,137	Parker-Hannifin Corp.	17,261,305
59,888	Quanta Services, Inc.	8,462,174
282,255	Raytheon Technologies Corp.	25,332,386
153,273	Republic Services, Inc.	21,875,123
27,317	Rockwell Automation, Inc.	6,472,490
451,392	Southwest Airlines Co.*	16,566,086
529,019	Textron, Inc.	33,000,205
52,295	Trane Technologies PLC	8,057,091
92,811	Union Pacific Corp.	20,836,998
789,481	United Airlines Holdings, Inc.*	27,639,730
157,227	United Parcel Service, Inc., Class B	30,582,224
14,353	United Rentals, Inc.*	4,191,650
47,231	Verisk Analytics, Inc.	8,839,754
153,823	Waste Management, Inc.	26,000,702
340,428	Westinghouse Air Brake Technologies Corp.	29,838,514
82,136	W.W. Grainger, Inc.	45,580,552
41,778	Xylem, Inc.	3,805,976

		871,439,699

Information Technology – 26.9%
296,548	Accenture PLC, Class A	85,542,236
163,329	Adobe, Inc.*	60,993,582
369,980	Advanced Micro Devices, Inc.*	31,400,203
127,484	Akamai Technologies, Inc.*	11,509,256
189,674	Amphenol Corp., Class A	13,946,729
70,645	Analog Devices, Inc.	10,704,837
16,201	ANSYS, Inc.*	4,022,708
4,732,379	Apple, Inc.	744,024,626
360,429	Applied Materials, Inc.	33,905,556
115,506	Arista Networks, Inc.*	13,846,859
118,949	Autodesk, Inc.*	23,996,771
119,386	Automatic Data Processing, Inc.	29,179,132
41,885	Block, Inc.*	2,886,295
111,114	Broadcom, Inc.	55,458,109
67,708	Broadridge Financial Solutions, Inc.	11,589,578
273,888	Cadence Design Systems, Inc.*	47,593,518
53,506	CDW Corp.	9,133,474
1,165,875	Cisco Systems, Inc.	52,137,930
361,199	Cognizant Technology Solutions Corp., Class A	22,816,941
177,065	Corning, Inc.	6,076,871

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
29,317	Crowdstrike Holdings, Inc., Class A*	$5,353,577
55,372	Datadog, Inc., Class A*	5,811,291
132,055	Dell Technologies, Inc., Class C	5,056,386
198,743	DocuSign, Inc.*	11,570,817
59,858	Entegris, Inc.	5,679,327
28,958	EPAM Systems, Inc.*	12,350,587
237,876	Fidelity National Information Services, Inc.	21,734,730
262,101	Fiserv, Inc.*	26,522,000
31,011	FleetCor Technologies, Inc.*	6,590,768
620,975	Fortinet, Inc.*	30,235,273
80,190	Gartner, Inc.*	22,879,811
124,767	Global Payments, Inc.	15,499,804
2,732,737	Hewlett Packard Enterprise Co.	37,165,223
461,080	HP, Inc.	13,237,607
27,970	HubSpot, Inc.*	9,427,009
1,191,868	Intel Corp.	38,044,427
465,377	International Business Machines Corp.	59,777,676
99,714	Intuit, Inc.	43,054,511
95,019	Keysight Technologies, Inc.*	15,572,664
52,938	KLA Corp.	18,217,554
77,579	Lam Research Corp.	33,972,620
200,760	Mastercard, Inc., Class A	65,120,521
176,480	Microchip Technology, Inc.	11,515,320
456,321	Micron Technology, Inc.	25,795,826
2,258,185	Microsoft Corp.	590,447,632
19,485	Monolithic Power Systems, Inc.	8,830,212
106,048	Motorola Solutions, Inc.	25,813,144
212,547	NetApp, Inc.	15,331,015
107,434	NortonLifeLock, Inc.	2,426,934
652,716	NVIDIA Corp.	98,520,953
321,695	ON Semiconductor Corp.*	22,122,965
313,541	Oracle Corp.	23,249,065
42,855	Palo Alto Networks, Inc.*	23,862,093
171,025	Paychex, Inc.	21,094,224
193,047	PayPal Holdings, Inc.*	18,038,312
138,988	Qorvo, Inc.*	12,478,343
282,415	QUALCOMM, Inc.	37,355,032
26,293	Roper Technologies, Inc.	10,585,036
227,526	Salesforce, Inc.*	35,521,359
248,219	Seagate Technology Holdings PLC	16,620,744
65,409	ServiceNow, Inc.*	28,428,060
152,075	Skyworks Solutions, Inc.	14,986,991
33,357	Splunk, Inc.*	3,003,131
341,885	SS&C Technologies Holdings, Inc.	19,063,508
117,988	Synopsys, Inc.*	40,826,208
26,319	Teledyne Technologies, Inc.*	9,694,867
160,674	Teradyne, Inc.	13,599,447
312,175	Texas Instruments, Inc.	51,574,432
98,801	Trimble, Inc.*	6,249,163
10,012	Tyler Technologies, Inc.*	3,719,558
122,605	VeriSign, Inc.*	22,341,083
379,701	Visa, Inc., Class A	75,450,386
113,549	VMware, Inc., Class A	13,175,091

Common Stocks – (continued)
Information Technology – (continued)
613,022	Western Digital Corp.*	25,906,310
39,711	Workday, Inc., Class A*	6,534,842
23,727	Zebra Technologies Corp., Class A*	7,157,012
38,085	Zendesk, Inc.*	2,923,785
62,696	Zoom Video Communications, Inc., Class A*	5,040,758

		3,122,922,235

Materials – 1.7%
29,421	Air Products and Chemicals, Inc.	7,427,331
25,686	Albemarle Corp.	6,882,820
107,355	Alcoa Corp.	5,311,925
44,335	Avery Dennison Corp.	8,140,793
68,028	Ball Corp.	3,796,643
27,628	Celanese Corp.	3,062,840
93,224	CF Industries Holdings, Inc.	9,644,955
197,755	Corteva, Inc.	12,148,090
156,337	Dow, Inc.	7,973,187
51,019	DuPont de Nemours, Inc.	2,838,697
36,390	Eastman Chemical Co.	3,311,490
33,477	Ecolab, Inc.	5,484,537
21,818	International Flavors & Fragrances, Inc.	2,410,453
362,766	International Paper Co.	15,098,321
39,695	LyondellBasell Industries NV, Class A	3,294,685
11,100	Martin Marietta Materials, Inc.	3,859,581
135,124	Mosaic Co. (The)	7,279,130
73,708	Newmont Corp.	3,048,563
300,084	Nucor Corp.	39,893,167
21,661	Packaging Corp. of America	2,965,824
60,957	PPG Industries, Inc.	7,740,320
94,249	Sherwin-Williams Co. (The)	21,875,193
143,702	Steel Dynamics, Inc.	11,599,625

		195,088,170

Real Estate – 3.1%
81,132	Alexandria Real Estate Equities, Inc. REIT	12,445,649
54,867	American Tower Corp. REIT	13,938,961
45,764	AvalonBay Communities, Inc. REIT	9,194,445
52,405	Boston Properties, Inc. REIT	4,162,529
109,753	Camden Property Trust REIT	14,104,358
453,836	CBRE Group, Inc., Class A*	35,834,890
85,884	Crown Castle, Inc. REIT	14,671,564
52,414	Digital Realty Trust, Inc. REIT	6,479,943
320,118	Duke Realty Corp. REIT	18,838,944
9,149	Equinix, Inc. REIT	6,014,278
140,603	Equity Residential REIT	10,289,327
35,576	Essex Property Trust, Inc. REIT	9,429,775
85,359	Extra Space Storage, Inc. REIT	16,963,394
165,279	Healthpeak Properties, Inc. REIT	4,338,574
246,552	Invitation Homes, Inc. REIT	8,944,907
104,719	Iron Mountain, Inc. REIT	5,509,267
89,486	Mid-America Apartment Communities, Inc. REIT	14,825,146

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
190,772	Prologis, Inc. REIT	$23,753,022
67,296	Public Storage REIT	22,263,536
177,310	Realty Income Corp. REIT	12,106,727
34,333	SBA Communications Corp. REIT	11,166,808
65,521	Simon Property Group, Inc. REIT	6,681,832
104,605	Sun Communities, Inc. REIT	16,078,834
181,280	UDR, Inc. REIT	8,134,034
160,562	Ventas, Inc. REIT	7,684,497
291,807	VICI Properties, Inc. REIT	9,626,713
124,333	Welltower, Inc. REIT	9,530,124
481,376	Weyerhaeuser Co. REIT	16,443,804
142,972	W.P. Carey, Inc. REIT	12,013,937

		361,469,819

Utilities – 3.2%
477,212	AES Corp. (The)	12,145,045
208,813	Alliant Energy Corp.	12,745,946
146,212	Ameren Corp.	13,542,155
173,838	American Electric Power Co., Inc.	17,418,568
49,022	American Water Works Co., Inc.	7,277,316
104,497	Atmos Energy Corp.	11,847,870
446,653	CenterPoint Energy, Inc.	14,082,969
139,284	CMS Energy Corp.	9,407,241
200,662	Consolidated Edison, Inc.	19,612,704
148,684	Constellation Energy Corp.	12,131,128
179,824	Dominion Energy, Inc.	14,709,603
100,166	DTE Energy Co.	13,055,636
168,036	Duke Energy Corp.	17,964,729
225,768	Edison International	15,300,297
92,030	Entergy Corp.	10,611,059
214,029	Evergy, Inc.	14,667,407
102,094	Eversource Energy	9,156,811
498,375	Exelon Corp.	21,883,646
312,194	FirstEnergy Corp.	12,347,273
311,464	NextEra Energy, Inc.	26,493,128
506,904	PG&E Corp.*	6,250,126
261,347	PPL Corp.	7,599,971
185,371	Public Service Enterprise Group, Inc.	11,930,478
98,218	Sempra Energy	16,203,023
281,938	Southern Co. (The)	21,728,962
98,116	WEC Energy Group, Inc.	10,119,684
185,110	Xcel Energy, Inc.	13,744,418

		373,977,193

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $9,526,533,417)		$11,588,862,880

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,073,500	2.154%	20,073,500
(Cost $20,073,500)

TOTAL INVESTMENTS – 100.0%
(Cost $9,546,606,917)		$11,608,936,380

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		7,557,567

NET ASSETS – 100.0%		$11,616,493,947

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.4%
Communication Services – 2.3%
22,137	Advantage Solutions, Inc.*	$80,579
5,474	AMC Networks, Inc., Class A*	146,649
10,905	Arena Group Holdings, Inc. (The)*(a)	114,721
2,078	Audacy, Inc.*	1,146
3,164	Bumble, Inc., Class A*	79,258
22,770	Cargurus, Inc.*	425,799
27,271	Cars.com, Inc.*	347,705
7,957	Cogent Communications Holdings, Inc.	423,710
20,997	Consolidated Communications Holdings, Inc.*	120,523
32,087	DHI Group, Inc.*	163,644
11,070	EchoStar Corp., Class A*	203,799
19,192	EverQuote, Inc., Class A*	166,011
18,974	EW Scripps Co. (The), Class A*	283,661
88,031	Gannett Co., Inc.*	204,232
15,529	Gogo, Inc.*	230,761
19,672	Gray Television, Inc.	375,735
14,368	IDT Corp., Class B*	367,390
7,961	iHeartMedia, Inc., Class A*	70,455
10,903	Iridium Communications, Inc.*	483,984
13,039	John Wiley & Sons, Inc., Class A	600,185
12,439	Liberty Latin America Ltd., Class A (Chile)*	87,073
29,736	Liberty Latin America Ltd., Class C (Chile)*	207,260
4,888	Liberty Media Corp.-Liberty Braves, Class A*(a)	137,353
4,548	Liberty Media Corp.-Liberty Braves, Class C*	124,342
9,185	Magnite, Inc.*	69,163
9,303	Marcus Corp. (The)	149,685
21,282	Ooma, Inc.*	257,512
29,420	Playstudios, Inc.*	106,500
4,772	PubMatic, Inc., Class A*	93,388
12,381	QuinStreet, Inc.*	148,696
7,573	Radius Global Infrastructure, Inc., Class A*	104,280
12,535	Scholastic Corp.	575,482
7,745	Shutterstock, Inc.	429,150
5,702	Sinclair Broadcast Group, Inc., Class A	125,957
65,114	Skillz, Inc.*(a)	86,602
25,618	Stagwell, Inc.*	173,690
3,966	TechTarget, Inc.*	257,393
40,971	TEGNA, Inc.	876,779
14,723	Telephone and Data Systems, Inc.	239,543
10,115	Thryv Holdings, Inc.*	258,742
91,882	TrueCar, Inc.*	200,303
7,379	United States Cellular Corp.*	210,966
6,820	WideOpenWest, Inc.*	121,396
22,087	Yelp, Inc.*	754,713
6,518	Ziff Davis, Inc.*	503,711
5,195	ZipRecruiter, Inc., Class A*	86,653

		11,276,279

Consumer Discretionary – 10.5%
20,810	1-800-Flowers.com, Inc., Class A*	180,631

Common Stocks – (continued)
Consumer Discretionary – (continued)
20,285	2U, Inc.*	144,429
11,904	Aaron’s Co., Inc. (The)	141,658
22,913	Abercrombie & Fitch Co., Class A*	329,718
12,230	Academy Sports & Outdoors, Inc.	526,868
10,163	Acushnet Holdings Corp.	484,267
13,682	Adient PLC*	454,242
16,599	Adtalem Global Education, Inc.*	625,616
31,403	American Axle & Manufacturing Holdings, Inc.*	325,021
18,465	American Eagle Outfitters, Inc.	207,916
14,853	American Public Education, Inc.*	153,431
4,532	Asbury Automotive Group, Inc.*	790,743
103,647	Beachbody Co., Inc. (The)*	120,231
9,692	Beazer Homes USA, Inc.*	138,014
16,302	Bed Bath & Beyond, Inc.*(a)	155,358
11,273	Big 5 Sporting Goods Corp.(a)	137,982
11,425	Big Lots, Inc.	235,012
4,576	BJ’s Restaurants, Inc.*	114,766
12,256	Bloomin’ Brands, Inc.	247,816
8,129	Bluegreen Vacations Holding Corp.	169,408
4,889	Boot Barn Holdings, Inc.*	325,705
7,396	Brinker International, Inc.*	181,276
10,396	Buckle, Inc. (The)	335,583
4,982	Build-A-Bear Workshop, Inc.	76,324
15,866	Caleres, Inc.	404,900
12,287	Callaway Golf Co.*	271,911
5,656	Camping World Holdings, Inc., Class A(a)	170,359
21,636	CarParts.com, Inc.*	140,201
8,113	Carriage Services, Inc.	287,281
1,139	Cavco Industries, Inc.*	266,537
5,289	Century Communities, Inc.	246,943
5,471	Cheesecake Factory, Inc. (The)	167,522
4,627	Chegg, Inc.*	91,059
33,961	Chico’s FAS, Inc.*	192,898
4,556	Children’s Place, Inc. (The)*	192,172
4,764	Chuy’s Holdings, Inc.*	106,380
7,008	Citi Trends, Inc.*	141,562
9,705	Clarus Corp.	147,225
12,098	Conn’s, Inc.*	116,262
18,885	Container Store Group, Inc. (The)*	128,040
47,360	ContextLogic, Inc., Class A*	61,568
1,885	Cracker Barrel Old Country Store, Inc.	203,467
12,566	Crocs, Inc.*	926,114
25,578	Dana, Inc.	395,692
4,083	Dave & Buster’s Entertainment, Inc.*	168,791
17,770	Denny’s Corp.*	167,927
12,474	Designer Brands, Inc., Class A	212,806
21,647	Destination XL Group, Inc.*	119,275
2,709	Dillard’s, Inc., Class A	802,514
1,910	Dine Brands Global, Inc.	127,206
8,458	Dorman Products, Inc.*	766,718
10,564	Duluth Holdings, Inc., Class B*	93,703
1,400	Duolingo, Inc.*	131,628
12,280	El Pollo Loco Holdings, Inc.*	111,134
19,895	Ethan Allen Interiors, Inc.	472,904

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
12,933	Everi Holdings, Inc.*	$239,261
4,631	Foot Locker, Inc.	170,606
41,572	Fossil Group, Inc.*	175,850
5,959	Fox Factory Holding Corp.*	555,438
4,533	Franchise Group, Inc.	153,623
21,124	Frontdoor, Inc.*	495,992
12,289	Funko, Inc., Class A*	273,676
9,562	Genesco, Inc.*	541,018
11,212	Gentherm, Inc.*	671,599
11,262	G-III Apparel Group Ltd.*	237,290
5,228	Golden Entertainment, Inc.*	200,023
46,483	Goodyear Tire & Rubber Co. (The)*	652,156
31,771	GoPro, Inc., Class A*	193,485
849	Graham Holdings Co., Class B	480,050
6,753	Green Brick Partners, Inc.*	164,503
4,055	Group 1 Automotive, Inc.	724,182
6,777	Groupon, Inc.*	67,160
8,876	Guess?, Inc.(a)	155,064
14,958	Haverty Furniture Cos., Inc.	401,174
4,185	Helen of Troy Ltd.*	517,392
7,571	Hibbett, Inc.	443,661
9,927	Hilton Grand Vacations, Inc.*	404,823
2,212	Hovnanian Enterprises, Inc., Class A*	88,679
21,931	Inspired Entertainment, Inc.*	229,618
4,404	Installed Building Products, Inc.	398,826
16,215	International Game Technology PLC	290,897
6,845	iRobot Corp.*(a)	403,034
3,750	Jack in the Box, Inc.	299,475
4,015	Johnson Outdoors, Inc., Class A	245,477
13,690	KB Home	392,219
11,003	Kontoor Brands, Inc.	409,642
9,443	Lands’ End, Inc.*	130,502
24,108	Laureate Education, Inc.	265,670
15,677	La-Z-Boy, Inc.	413,716
6,710	LCI Industries	777,488
1,957	LGI Homes, Inc.*	185,739
5,815	Lifetime Brands, Inc.	51,870
9,559	Light & Wonder, Inc.*	470,590
10,617	LL Flooring Holdings, Inc.*	86,422
4,353	Lovesac Co. (The)*	134,290
6,625	M/I Homes, Inc.*	286,465
5,629	Malibu Boats, Inc., Class A*	337,909
2,542	Marine Products Corp.	25,242
8,688	MarineMax, Inc.*	315,722
15,072	MasterCraft Boat Holdings, Inc.*	363,084
5,403	MDC Holdings, Inc.	167,925
6,295	Meritage Homes Corp.*	493,213
14,654	Modine Manufacturing Co.*	219,517
3,895	Monarch Casino & Resort, Inc.*	235,219
3,211	Monro, Inc.	148,701
9,156	Movado Group, Inc.	291,985
6,141	Murphy USA, Inc.	1,781,934
9,870	National Vision Holdings, Inc.*	327,980
9,722	ODP Corp. (The)*	347,562
4,091	OneWater Marine, Inc., Class A*	163,026
7,831	Overstock.com, Inc.*	204,389

Common Stocks – (continued)
Consumer Discretionary – (continued)
6,714	Oxford Industries, Inc.	716,585
8,840	Papa John’s International, Inc.	714,537
6,966	Patrick Industries, Inc.	368,989
65,639	Perdoceo Education Corp.*	760,100
8,345	PetMed Express, Inc.	171,657
26,592	Qurate Retail, Inc.Series A	82,435
3,476	RCI Hospitality Holdings, Inc.	226,670
8,439	Red Rock Resorts, Inc., Class A	322,539
22,317	Rent-A-Center, Inc.	576,671
5,733	Revolve Group, Inc.*	134,668
27,584	Rush Street Interactive, Inc.*	133,507
25,344	Sally Beauty Holdings, Inc.*	377,119
4,948	SeaWorld Entertainment, Inc.*	248,637
17,286	Shoe Carnival, Inc.	411,234
9,137	Signet Jewelers Ltd.	597,286
7,877	Skyline Champion Corp.*	446,390
9,687	Sleep Number Corp.*	401,332
23,174	Smith & Wesson Brands, Inc.	308,214
4,137	Sonic Automotive, Inc., Class A	220,047
24,893	Sonos, Inc.*	374,391
18,963	Sportsman’s Warehouse Holdings, Inc.*	150,945
12,392	Standard Motor Products, Inc.	454,786
18,080	Steven Madden Ltd.	526,309
34,598	Stitch Fix, Inc., Class A*	173,682
15,334	Stoneridge, Inc.*	291,346
4,264	Strategic Education, Inc.	275,881
23,411	Stride, Inc.*	892,896
7,443	Sturm Ruger & Co., Inc.	388,897
22,324	Taylor Morrison Home Corp.*	560,556
9,295	Texas Roadhouse, Inc.	825,024
3,550	TravelCenters of America, Inc.*	191,984
23,596	Tri Pointe Homes, Inc.*	408,919
27,809	Tupperware Brands Corp.*	312,573
10,837	Udemy, Inc.*	161,038
3,502	Unifi, Inc.*	39,783
11,382	Universal Technical Institute, Inc.*	78,081
8,224	Urban Outfitters, Inc.*	165,549
13,944	Vista Outdoor, Inc.*	392,105
2,555	Visteon Corp.*	306,166
7,611	Wingstop, Inc.	866,588
2,365	Winmark Corp.	488,065
10,374	Winnebago Industries, Inc.	597,335
14,353	Wolverine World Wide, Inc.	280,458
44,031	WW International, Inc.*	229,842
8,386	XPEL, Inc.*	574,693
12,431	Zumiez, Inc.*	322,709

		50,885,985

Consumer Staples – 3.5%
2,290	Alico, Inc.	77,746
3,891	Andersons, Inc. (The)	144,084
11,381	B&G Foods, Inc.(a)	246,512
9,568	Beauty Health Co. (The)*	110,989
10,032	BellRing Brands, Inc.*	237,658
4,031	Cal-Maine Foods, Inc.	216,102
9,708	Celsius Holdings, Inc.*	1,004,681

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
5,410	Central Garden & Pet Co.*	$215,967
8,923	Central Garden & Pet Co., Class A*	336,932
4,123	Chefs’ Warehouse, Inc. (The)*	137,461
2,353	Coca-Cola Consolidated, Inc.	1,116,099
10,656	Edgewell Personal Care Co.	415,158
6,957	elf Beauty, Inc.*	265,270
4,883	Energizer Holdings, Inc.	137,212
8,847	Fresh Del Monte Produce, Inc.	241,877
8,446	Hain Celestial Group, Inc. (The)*	171,116
18,177	Herbalife Nutrition Ltd.*	474,238
35,257	Hostess Brands, Inc.*	817,257
10,209	Ingles Markets, Inc., Class A	893,594
4,034	Inter Parfums, Inc.	316,750
1,826	J & J Snack Foods Corp.	272,129
4,656	John B Sanfilippo & Son, Inc.	375,879
3,614	Lancaster Colony Corp.	609,140
2,248	Landec Corp.*	23,604
2,847	Medifast, Inc.	357,242
2,016	MGP Ingredients, Inc.	220,671
12,129	National Beverage Corp.	672,674
10,927	Nu Skin Enterprises, Inc., Class A	447,351
2,614	PriceSmart, Inc.	165,388
34,284	Primo Water Corp.	450,492
19,201	Rite Aid Corp.*	137,863
9,028	Simply Good Foods Co. (The)*	275,805
18,581	SpartanNash Co.	565,420
24,721	Sprouts Farmers Market, Inc.*	714,437
2,740	Tootsie Roll Industries, Inc.	98,174
11,196	TreeHouse Foods, Inc.*	521,734
5,524	Turning Point Brands, Inc.	128,820
17,704	United Natural Foods, Inc.*	780,392
7,800	Universal Corp.	398,112
5,670	USANA Health Sciences, Inc.*	365,828
7,809	Utz Brands, Inc.	130,098
37,072	Vector Group Ltd.	363,306
8,331	Village Super Market, Inc., Class A	183,115
14,641	Vital Farms, Inc.*	189,601
3,106	WD-40 Co.	587,531
5,934	Weis Markets, Inc.	461,131

		17,072,640

Energy – 5.8%
40,266	Alto Ingredients, Inc.*	173,949
35,329	Amplify Energy Corp.*	263,201
3,169	Arch Resources, Inc.	461,343
6,782	Archaea Energy, Inc.*	134,012
44,677	Archrock, Inc.	330,163
10,518	Berry Corp.	96,240
15,989	Borr Drilling Ltd. (United Arab Emirates)*(a)	64,116
4,724	Brigham Minerals, Inc., Class A	140,539
7,129	Bristow Group, Inc.*	206,812
8,487	Cactus, Inc., Class A	339,056
11,839	California Resources Corp.	591,476
7,072	Callon Petroleum Co.*	300,984

Common Stocks – (continued)
Energy – (continued)
48,504	Centennial Resource Development, Inc., Class A*	399,188
3,263	Centrus Energy Corp., Class A*	162,530
24,381	ChampionX Corp.	531,750
11,499	Chord Energy Corp.	1,627,683
10,573	Civitas Resources, Inc.	710,400
25,568	CNX Resources Corp.*	451,787
63,357	Comstock Resources, Inc.*	1,241,797
12,957	CONSOL Energy, Inc.	930,053
4,382	CVR Energy, Inc.	143,116
11,280	Delek US Holdings, Inc.	318,660
4,996	Denbury, Inc.*	444,294
34,626	DHT Holdings, Inc.	270,429
11,729	Diamond Offshore Drilling, Inc.*	83,393
17,747	Dorian LPG Ltd.	258,219
5,535	Dril-Quip, Inc.*	122,490
5,295	Earthstone Energy, Inc., Class A*	80,484
6,708	Empire Petroleum Corp.*(a)	99,010
20,171	Energy Fuels, Inc.*(a)	163,789
58,182	Equitrans Midstream Corp.	539,347
3,654	FLEX LNG Ltd. (Norway)(a)	120,838
7,014	Golar LNG Ltd. (Cameroon)*	191,272
4,484	Green Plains, Inc.*	164,249
1,142	Gulfport Energy Corp.*	111,642
53,204	Helix Energy Solutions Group, Inc.*	229,841
8,241	Helmerich & Payne, Inc.	352,303
6,330	International Seaways, Inc.	186,925
2,527	Kinetik Holdings, Inc.	93,170
44,456	Kosmos Energy Ltd. (Ghana)*	314,304
5,992	Laredo Petroleum, Inc.*	465,039
11,775	Liberty Energy, Inc.*	176,625
58,212	Magnolia Oil & Gas Corp., Class A	1,389,520
20,820	Matador Resources Co.	1,240,872
20,774	Murphy Oil Corp.	809,563
3,113	Nabors Industries Ltd.*	412,504
4,009	NACCO Industries, Inc., Class A	180,285
15,384	National Energy Services Reunited Corp.*	107,996
26,693	NexTier Oilfield Solutions, Inc.*	250,113
2,820	Noble Corp.*	85,587
6,449	Northern Oil and Gas, Inc.	204,046
20,557	Oceaneering International, Inc.*	181,929
26,937	Oil States International, Inc.*	131,991
13,598	Patterson-UTI Energy, Inc.	202,610
16,419	PBF Energy, Inc., Class A*	560,873
12,295	Peabody Energy Corp.*	303,195
41,619	ProPetro Holding Corp.*	381,230
9,476	Ranger Oil Corp., Class A	369,469
5,607	REX American Resources Corp.*	169,892
37,954	Ring Energy, Inc.*	122,971
59,287	RPC, Inc.	471,332
19,159	SandRidge Energy, Inc.*	401,956
6,157	Scorpio Tankers, Inc. (Monaco)	256,131
21,765	SFL Corp. Ltd. (Norway)	232,886
10,906	SilverBow Resources, Inc.*	433,623
5,338	Sitio Royalties Corp.	135,799

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
38,602	SM Energy Co.	$1,701,190
16,805	Solaris Oilfield Infrastructure, Inc., Class A	179,813
27,382	Talos Energy, Inc.*	567,629
43,098	Tellurian, Inc.*	172,392
47,468	TETRA Technologies, Inc.*	188,923
4,086	Tidewater, Inc.*	90,546
45,006	Uranium Energy Corp.*	203,427
20,077	US Silica Holdings, Inc.*	281,680
57,571	VAALCO Energy, Inc.	288,431
3,715	Valaris Ltd.*	189,391
7,488	Vertex Energy, Inc.*(a)	63,648
89,053	W&T Offshore, Inc.*	578,844
3,756	Weatherford International PLC*	105,694
14,816	World Fuel Services Corp.	382,253

		28,116,752

Financials – 19.2%
3,825	1st Source Corp.	180,502
2,543	ACNB Corp.	90,429
3,609	Allegiance Bancshares, Inc.	152,877
11,424	A-Mark Precious Metals, Inc.	353,116
5,027	Amerant Bancorp, Inc.	131,657
21,329	American Equity Investment Life Holding Co.	810,502
4,374	American National Bankshares, Inc.	144,036
14,281	Ameris Bancorp	666,637
7,934	AMERISAFE, Inc.	379,404
25,442	Apollo Commercial Real Estate Finance, Inc. REIT	296,399
24,672	Arbor Realty Trust, Inc. REIT	369,587
15,518	Ares Commercial Real Estate Corp. REIT	204,682
4,930	Argo Group International Holdings Ltd.	96,776
20,718	ARMOUR Residential REIT, Inc. REIT	147,098
8,438	Arrow Financial Corp.	270,944
18,601	Artisan Partners Asset Management, Inc., Class A	627,970
23,747	Associated Banc-Corp.	475,890
11,173	Atlantic Union Bankshares Corp.	362,564
3,151	Atlanticus Holdings Corp.*	89,709
23,177	Axos Financial, Inc.*	968,335
8,818	B. Riley Financial, Inc.	438,872
5,645	Banc of California, Inc.	95,288
6,744	BancFirst Corp.	727,408
11,372	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	166,031
14,911	Bancorp, Inc. (The)*	353,689
2,518	Bank First Corp.	204,638
3,972	Bank of Marin Bancorp	122,735
21,021	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	685,705
14,570	BankUnited, Inc.	539,818
5,494	Bankwell Financial Group, Inc.	173,171
5,886	Banner Corp.	357,633
4,122	BayCom Corp.	76,710
12,366	BCB Bancorp, Inc.	222,588

Common Stocks – (continued)
Financials – (continued)
6,553	Berkshire Hills Bancorp, Inc.	184,860
30,653	BGC Partners, Inc., Class A	123,225
20,937	Blackstone Mortgage Trust, Inc., Class A REIT	606,754
7,788	Blucora, Inc.*	156,383
7,456	Blue Ridge Bankshares, Inc.	109,380
8,215	Bread Financial Holdings, Inc.	315,702
16,461	Brightsphere Investment Group, Inc.	281,318
13,647	Broadmark Realty Capital, Inc. REIT	88,023
15,740	Brookline Bancorp, Inc.	196,278
4,415	BRP Group, Inc., Class A*	138,631
5,656	Byline Bancorp, Inc.	123,357
32,143	Cadence Bank	819,004
1,690	Cambridge Bancorp	138,969
8,826	Camden National Corp.	399,200
6,143	Cannae Holdings, Inc.*	132,750
8,681	Capital City Bank Group, Inc.	277,184
16,213	Capitol Federal Financial, Inc.	146,890
17,224	Cathay General Bancorp	722,375
3,248	CBTX, Inc.	96,790
9,375	Central Pacific Financial Corp.	204,281
52,004	Chimera Investment Corp. REIT	442,034
566	Citizens & Northern Corp.	13,584
6,420	City Holding Co.	545,764
10,835	Civista Bancshares, Inc.	229,160
5,067	Claros Mortgage Trust, Inc.(a)	86,595
7,384	CNB Financial Corp.	194,347
25,574	CNO Financial Group, Inc.	470,817
9,090	Cohen & Steers, Inc.	648,844
5,622	Colony Bankcorp, Inc.	79,383
11,451	Columbia Banking System, Inc.	342,957
6,927	Columbia Financial, Inc.*	147,753
8,503	Community Bank System, Inc.	555,926
5,345	Community Trust Bancorp, Inc.	225,826
7,032	ConnectOne Bancorp, Inc.	176,011
14,171	Consumer Portfolio Services, Inc.*	164,950
13,176	Cowen, Inc., Class A	506,617
1,428	Crawford & Co., Class A(a)	8,682
17,575	Curo Group Holdings Corp.	115,995
16,414	Customers Bancorp, Inc.*	569,402
18,611	CVB Financial Corp.	488,353
1,850	Diamond Hill Investment Group, Inc.	316,442
9,529	Dime Community Bancshares, Inc.	297,877
12,120	Donnelley Financial Solutions, Inc.*	514,494
20,206	Dynex Capital, Inc. REIT	313,395
9,144	Eagle Bancorp, Inc.	443,758
15,584	Eastern Bankshares, Inc.	302,330
17,627	Ellington Financial, Inc. REIT	258,764
11,190	Employers Holdings, Inc.	438,200
10,271	Enact Holdings, Inc.	260,883
12,378	Encore Capital Group, Inc.*	676,829
17,680	Enova International, Inc.*	617,739
1,540	Enstar Group Ltd.*	291,445
6,206	Enterprise Financial Services Corp.	283,738
3,852	Esquire Financial Holdings, Inc.	143,988
24,215	Essent Group Ltd.	968,358

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
13,745	EZCORP, Inc., Class A*	$120,269
3,741	Farmers & Merchants Bancorp, Inc.	106,843
12,219	Farmers National Banc Corp.	174,610
9,245	FB Financial Corp.	366,287
8,321	Federal Agricultural Mortgage Corp., Class C	908,986
24,879	Federated Hermes, Inc.	847,379
10,500	Financial Institutions, Inc.	273,315
38,109	First BanCorp. (Puerto Rico)	544,959
6,178	First Bancorp, Inc. (The)	179,162
4,342	First Bancshares, Inc. (The)	129,826
8,321	First BankCorp	302,968
9,963	First Busey Corp.	229,149
7,790	First Business Financial Services, Inc.	259,251
22,614	First Commonwealth Financial Corp.	304,837
20,103	First Financial Bancorp	433,823
25,799	First Financial Bankshares, Inc.	1,096,715
4,256	First Financial Corp.	197,904
11,452	First Foundation, Inc.	217,130
5,051	First Guaranty Bancshares, Inc.	112,536
5,153	First Internet Bancorp	188,961
10,807	First Interstate BancSystem, Inc., Class A	435,090
13,897	First Merchants Corp.	553,379
4,799	First Mid Bancshares, Inc.	169,645
9,336	First of Long Island Corp. (The)	171,876
2,916	First Western Financial, Inc.*	77,361
5,636	FirstCash Holdings, Inc.	439,383
19,482	Flagstar Bancorp, Inc.	750,641
13,265	Flushing Financial Corp.	273,922
4,709	Focus Financial Partners, Inc., Class A*	184,357
32,256	Fulton Financial Corp.	523,515
4,777	FVCBankcorp, Inc.*	92,005
100,882	Genworth Financial, Inc., Class A*	425,722
10,408	German American Bancorp, Inc.	390,924
19,026	Glacier Bancorp, Inc.	964,238
14,078	Granite Point Mortgage Trust, Inc. REIT	132,615
6,597	Great Southern Bancorp, Inc.	387,772
4,507	Green Dot Corp., Class A*	91,447
3,349	Greene County Bancorp, Inc.	178,167
8,583	Hamilton Lane, Inc., Class A	597,205
12,474	Hancock Whitney Corp.	601,621
12,103	Hanmi Financial Corp.	299,186
4,998	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	197,521
15,359	HarborOne Bancorp, Inc.	209,497
8,492	Heartland Financial USA, Inc.	379,338
18,752	Heritage Commerce Corp.	211,710
6,479	Heritage Financial Corp.	168,389
21,251	Hilltop Holdings, Inc.	561,026
1,269	Hingham Institution For Savings (The)	376,766
3,886	Home Bancorp, Inc.	151,709
29,733	Home BancShares, Inc.	699,617
9,528	HomeStreet, Inc.	331,670
6,123	HomeTrust Bancshares, Inc.	142,176
27,761	Hope Bancorp, Inc.	401,702

Common Stocks – (continued)
Financials – (continued)
11,554	Horace Mann Educators Corp.	413,287
13,328	Horizon Bancorp, Inc.	252,166
10,481	Houlihan Lokey, Inc.	822,758
13,705	Independent Bank Corp. of Michigan	281,227
7,402	Independent Bank Corp.	579,058
6,595	Independent Bank Group, Inc.	444,239
10,941	International Bancshares Corp.	456,568
1,231	Investors Title Co.	181,388
13,344	Jackson Financial, Inc., Class A	417,133
11,763	Kearny Financial Corp.	133,628
4,488	Kinsale Capital Group, Inc.	1,138,067
10,972	KKR Real Estate Finance Trust, Inc. REIT	211,321
10,617	Ladder Capital Corp. REIT	117,424
12,378	Lakeland Bancorp, Inc.	201,638
9,201	Lakeland Financial Corp.	693,203
7,268	LendingClub Corp.*	94,993
7,876	Live Oak Bancshares, Inc.	285,426
20,920	Macatawa Bank Corp.	199,158
33,800	MBIA, Inc.*	398,502
7,370	Mercantile Bank Corp.	243,800
2,338	Mercury General Corp.	74,582
1,896	Metropolitan Bank Holding Corp.*	135,735
25,830	MFA Financial, Inc. REIT	282,322
5,733	Midland States Bancorp, Inc.	143,841
4,724	MidWestOne Financial Group, Inc.	144,082
13,610	Moelis & Co., Class A	566,993
33,924	Mr Cooper Group, Inc.*	1,434,985
5,716	National Bank Holdings Corp., Class A	229,383
836	National Western Life Group, Inc., Class A	159,099
47,527	Navient Corp.	731,441
8,976	NBT Bancorp, Inc.	348,089
5,338	Nelnet, Inc., Class A	449,673
76,824	New York Mortgage Trust, Inc. REIT	215,107
7,764	Nexpoint Real Estate Finance, Inc. REIT	159,317
4,617	Nicolet Bankshares, Inc.*	353,570
17,798	NMI Holdings, Inc., Class A*	365,393
6,661	Northeast Bank	258,247
17,382	Northwest Bancshares, Inc.	244,565
8,552	OceanFirst Financial Corp.	166,251
15,539	OFG Bancorp (Puerto Rico)	422,661
43,849	Old National Bancorp	731,840
16,505	Old Second Bancorp, Inc.	226,449
19,253	Open Lending Corp., Class A*	186,947
9,676	Oportun Financial Corp.*	49,444
7,505	Oppenheimer Holdings, Inc., Class A	272,431
3,326	Origin Bancorp, Inc.	135,867
11,323	Pacific Premier Bancorp, Inc.	370,941
4,384	Park National Corp.	577,943
10,008	Parke Bancorp, Inc.	221,977
11,528	Pathward Financial, Inc.	379,963
11,340	PCB Bancorp	212,965
6,149	PCSB Financial Corp.	113,818
7,735	Peapack-Gladstone Financial Corp.	260,437
17,492	PennyMac Financial Services, Inc.	929,175

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
11,847	PennyMac Mortgage Investment Trust REIT	$175,928
14,330	Peoples Bancorp, Inc.	428,324
4,040	Peoples Financial Services Corp.	196,667
3,787	Piper Sandler Cos.	433,877
6,897	PJT Partners, Inc., Class A	477,410
9,366	PRA Group, Inc.*	345,980
8,223	Preferred Bank	557,848
7,835	Premier Financial Corp.	211,702
9,487	Primis Financial Corp.	124,375
9,807	ProAssurance Corp.	209,772
13,978	PROG Holdings, Inc.*	259,152
15,915	Provident Financial Services, Inc.	369,705
16,536	Pzena Investment Management, Inc., Class A	157,423
6,585	QCR Holdings, Inc.	367,772
42,106	Radian Group, Inc.	888,858
14,438	Ready Capital Corp. REIT	189,138
37,745	Redwood Trust, Inc. REIT	292,524
6,710	Regional Management Corp.	226,060
8,868	Renasant Corp.	295,659
6,070	Republic Bancorp, Inc., Class A	257,975
6,545	RLI Corp.	718,379
8,320	S&T Bancorp, Inc.	246,605
5,007	Safety Insurance Group, Inc.	450,880
11,431	Sandy Spring Bancorp, Inc.	440,322
8,727	Seacoast Banking Corp. of Florida	282,057
12,974	Selective Insurance Group, Inc.	1,030,395
14,454	ServisFirst Bancshares, Inc.	1,219,339
7,158	Shore Bancshares, Inc.	136,360
7,195	Sierra Bancorp	149,080
1,881	Silvergate Capital Corp., Class A*	171,397
16,674	Simmons First National Corp., Class A	393,340
25,081	SiriusPoint Ltd. (Bermuda)*	112,112
374	SmartFinancial, Inc.	9,384
6,170	Southern First Bancshares, Inc.*	265,989
6,619	Southern Missouri Bancorp, Inc.	349,020
6,627	Southside Bancshares, Inc.	249,705
10,047	SouthState Corp.	784,068
10,153	StepStone Group, Inc., Class A	277,075
10,423	Stewart Information Services Corp.	527,821
7,195	Stock Yards Bancorp, Inc.	476,741
6,360	StoneX Group, Inc.*	590,462
109	Summit Financial Group, Inc.	3,109
6,697	Texas Capital Bancshares, Inc.*	395,324
3,736	Tompkins Financial Corp.	267,647
13,870	Towne Bank	395,156
14,269	TPG RE Finance Trust, Inc. REIT	132,131
9,091	TriCo Bancshares	429,004
6,877	Triumph Bancorp, Inc.*	425,755
5,798	TrustCo Bank Corp.	193,305
12,818	Trustmark Corp.	404,280
53,145	Two Harbors Investment Corp. REIT	257,753
8,731	UMB Financial Corp.	781,163
17,858	United Bankshares, Inc.	662,532
18,117	United Community Banks, Inc.	607,463

Common Stocks – (continued)
Financials – (continued)
3,255	United Fire Group, Inc.	95,795
6,967	Unity Bancorp, Inc.	195,285
12,898	Universal Insurance Holdings, Inc.	154,002
6,881	Univest Financial Corp.	170,649
69,994	Valley National Bancorp	813,330
10,138	Veritex Holdings, Inc.	305,255
2,470	Virtus Investment Partners, Inc.	472,388
9,954	Walker & Dunlop, Inc.	999,979
14,850	Washington Federal, Inc.	475,349
6,799	Washington Trust Bancorp, Inc.	344,233
16,763	Waterstone Financial, Inc.	289,832
11,652	WesBanco, Inc.	398,615
12,988	West BanCorp, Inc.	319,635
5,226	Westamerica BanCorp	292,395
2,402	World Acceptance Corp.*	279,208
15,056	WSFS Financial Corp.	727,958

		92,707,823

Health Care – 12.8%
23,395	AbCellera Biologics, Inc. (Canada) *	249,859
31,859	ACADIA Pharmaceuticals, Inc.*	523,443
15,262	AdaptHealth Corp.*	274,258
3,633	Addus HomeCare Corp.*	324,136
44,372	Aerie Pharmaceuticals, Inc.*	670,017
31,031	Alector, Inc.*	321,171
51,558	Alkermes PLC*	1,220,378
38,038	Allscripts Healthcare Solutions, Inc.*	646,646
11,230	Amicus Therapeutics, Inc.*	126,113
13,352	AMN Healthcare Services, Inc.*	1,370,449
92,084	Amneal Pharmaceuticals, Inc.*	199,822
23,945	Amphastar Pharmaceuticals, Inc.*	708,772
15,685	AngioDynamics, Inc.*	347,266
3,536	ANI Pharmaceuticals, Inc.*	130,443
12,543	Anika Therapeutics, Inc.*	283,472
3,745	Apellis Pharmaceuticals, Inc.*	226,610
3,307	Apollo Medical Holdings, Inc.*	142,631
16,500	Arcus Biosciences, Inc.*	397,320
6,144	Arrowhead Pharmaceuticals, Inc.*	243,978
7,916	Arvinas, Inc.*	335,163
25,939	Atea Pharmaceuticals, Inc.*	194,543
7,225	AtriCure, Inc.*	329,605
233	Atrion Corp.	140,720
10,857	Avanos Medical, Inc.*	267,408
3,205	Axonics, Inc.*	231,561
2,794	Beam Therapeutics, Inc.*	152,552
19,620	BioCryst Pharmaceuticals, Inc.*	272,718
9,586	Biohaven Pharmaceutical Holding Co. Ltd.*	1,431,669
5,067	Blueprint Medicines Corp.*	371,006
16,155	Cardiovascular Systems, Inc.*	213,408
11,754	CareDx, Inc.*	230,261
94,879	Catalyst Pharmaceuticals, Inc.*	1,284,662
4,163	Celldex Therapeutics, Inc.*	126,555
3,705	Cerevel Therapeutics Holdings, Inc.*	107,816
24,916	Cerus Corp.*	102,405

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
3,472	ChemoCentryx, Inc.*	$177,003
30,145	Coherus Biosciences, Inc.*	337,021
33,641	Collegium Pharmaceutical, Inc.*	591,409
13,800	Computer Programs and Systems, Inc.*	421,038
4,999	CONMED Corp.	442,761
63,076	Corcept Therapeutics, Inc.*	1,628,622
3,644	CorVel Corp.*	566,205
17,083	Covetrus, Inc.*	356,522
28,297	Cross Country Healthcare, Inc.*	718,178
14,450	CTI BioPharma Corp.*	90,746
19,041	Cue Health, Inc.*	63,407
14,760	Cutera, Inc.*	704,790
6,560	Cytokinetics, Inc.*	347,418
33,695	Dynavax Technologies Corp.*	386,482
10,277	Eagle Pharmaceuticals, Inc.*	336,777
7,009	Embecta Corp.	223,727
20,474	Emergent BioSolutions, Inc.*	491,785
3,683	Enanta Pharmaceuticals, Inc.*	224,221
9,871	Ensign Group, Inc. (The)	841,996
11,851	Evolent Health, Inc., Class A*	435,524
7,663	Evolus, Inc.*	73,641
35,948	Figs, Inc., Class A*	415,559
10,404	Fulgent Genetics, Inc.*	452,262
3,320	Global Blood Therapeutics, Inc.*	225,428
4,249	Haemonetics Corp.*	318,802
20,045	Halozyme Therapeutics, Inc.*	816,433
15,005	Hanger, Inc.*	279,543
16,562	Harmony Biosciences Holdings, Inc.*	727,237
8,200	HealthEquity, Inc.*	541,856
9,514	HealthStream, Inc.*	210,545
7,537	Inari Medical, Inc.*	522,691
2,751	Innovage Holding Corp.*	10,096
43,432	Innoviva, Inc.*	571,565
4,191	Inogen, Inc.*	119,988
17,244	Inotiv, Inc.*	337,465
7,145	Insmed, Inc.*	175,910
4,605	Inspire Medical Systems, Inc.*	881,811
6,830	Integer Holdings Corp.*	430,768
3,993	Intellia Therapeutics, Inc.*	239,820
5,872	Intra-Cellular Therapies, Inc.*	295,127
2,855	iRadimed Corp.	95,785
6,554	iRhythm Technologies, Inc.*	966,387
63,176	Ironwood Pharmaceuticals, Inc.*	679,774
23,300	iTeos Therapeutics, Inc.*	516,794
12,498	IVERIC bio, Inc.*	122,980
10,858	Joint Corp. (The)*	198,050
1,231	Karuna Therapeutics, Inc.*	313,979
71,187	Karyopharm Therapeutics, Inc.*	360,206
10,700	Lantheus Holdings, Inc.*	843,160
9,277	LeMaitre Vascular, Inc.	458,098
5,645	LHC Group, Inc.*	911,498
3,688	Ligand Pharmaceuticals, Inc.*	340,734
6,920	LivaNova PLC*	389,250
24,874	MannKind Corp.*	90,790
6,803	Medpace Holdings, Inc.*	1,004,191
25,717	Meridian Bioscience, Inc.*	838,117

Common Stocks – (continued)
Health Care – (continued)
7,980	Merit Medical Systems, Inc.*	472,655
896	Mesa Laboratories, Inc.	153,091
90,831	MiMedx Group, Inc.*	320,633
4,018	ModivCare, Inc.*	435,230
84,693	Multiplan Corp.*	298,119
37,756	Myriad Genetics, Inc.*	843,469
5,336	National HealthCare Corp.	370,585
8,369	National Research Corp.	285,467
13,745	Neogen Corp.*(a)	287,271
12,188	NeoGenomics, Inc.*	122,489
6,268	Nevro Corp.*	284,066
37,244	NextGen Healthcare, Inc.*	638,362
11,881	NuVasive, Inc.*	505,061
8,340	Omnicell, Inc.*	853,099
142,351	OPKO Health, Inc.*	310,325
20,145	Option Care Health, Inc.*	623,689
69,299	Organogenesis Holdings, Inc.*	248,783
16,339	Orthofix Medical, Inc.*	325,146
20,316	Owens & Minor, Inc.	599,525
10,707	Pacira BioSciences, Inc.*	561,903
21,413	Patterson Cos., Inc.	597,209
15,263	Pediatrix Medical Group, Inc.*	271,987
11,837	PetIQ, Inc.*	110,558
20,014	Phibro Animal Health Corp., Class A	296,407
16,848	Prestige Consumer Healthcare, Inc.*	852,172
5,927	Progyny, Inc.*	238,325
3,472	Prometheus Biosciences, Inc.*	181,620
8,497	Prothena Corp. PLC (Ireland) *	234,262
7,624	PTC Therapeutics, Inc.*	380,743
14,433	R1 RCM, Inc.*	315,361
45,824	Radius Health, Inc.*	3,666
9,669	RadNet, Inc.*	194,250
16,602	REGENXBIO, Inc.*	489,759
6,244	SeaSpine Holdings Corp.*	39,962
15,242	Select Medical Holdings Corp.	390,805
5,206	Shockwave Medical, Inc.*	1,545,453
8,511	SI-BONE, Inc.*	140,432
6,769	Silk Road Medical, Inc.*	269,609
9,542	STAAR Surgical Co.*	902,578
34,136	Supernus Pharmaceuticals, Inc.*	1,168,475
6,605	Surgery Partners, Inc.*	181,836
6,738	Surmodics, Inc.*	227,003
8,175	Syndax Pharmaceuticals, Inc.*	193,012
19,202	Tactile Systems Technology, Inc.*	158,417
19,139	Travere Therapeutics, Inc.*	512,160
6,762	UFP Technologies, Inc.*	628,798
2,691	US Physical Therapy, Inc.	222,304
53,646	Vanda Pharmaceuticals, Inc.*	567,575
12,431	Varex Imaging Corp.*	262,170
4,382	Vaxcyte, Inc.*	114,633
8,274	Veracyte, Inc.*	168,790
23,878	Vericel Corp.*	595,756
33,097	Vir Biotechnology, Inc.*	786,054
6,160	Xencor, Inc.*	162,562
9,611	Zimvie, Inc.*	146,279
22,258	Zynex, Inc.	198,987

		61,649,745

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Industrials – 16.1%
6,871	AAON, Inc.	$394,945
8,095	AAR Corp.*	347,114
12,580	ABM Industries, Inc.	583,712
28,167	ACCO Brands Corp.	167,030
7,386	Aerojet Rocketdyne Holdings, Inc.*	318,115
1,587	AeroVironment, Inc.*	140,688
7,609	Air Transport Services Group, Inc.*	229,259
3,160	Alamo Group, Inc.	413,202
4,331	Albany International Corp., Class A	381,951
27,169	Alight, Inc., Class A*	214,092
1,795	Allegiant Travel Co.*	173,218
10,856	Allied Motion Technologies, Inc.	380,177
12,043	Altra Industrial Motion Corp.	457,032
4,802	Ameresco, Inc., Class A*	330,618
3,388	American Woodmark Corp.*	175,600
26,344	API Group Corp.*	409,649
10,461	Apogee Enterprises, Inc.	427,227
13,666	Applied Industrial Technologies, Inc.	1,448,869
8,705	ArcBest Corp.	701,014
8,784	Arcosa, Inc.	513,425
3,369	Argan, Inc.	116,534
6,959	Array Technologies, Inc.*	145,443
12,360	ASGN, Inc.*	1,195,212
7,268	Astec Industries, Inc.	277,492
15,164	Atkore, Inc.*	1,279,993
6,586	Atlas Air Worldwide Holdings, Inc.*	658,073
5,029	Atlas Technical Consultants, Inc.*	42,847
5,151	AZZ, Inc.	219,484
22,683	Babcock & Wilcox Enterprises, Inc.*	181,010
7,381	Barnes Group, Inc.	229,180
2,619	Barrett Business Services, Inc.	211,196
12,321	Beacon Roofing Supply, Inc.*	676,546
5,208	Bloom Energy Corp., Class A*	132,335
8,379	Blue Bird Corp.*	99,459
8,783	BlueLinx Holdings, Inc.*	615,688
18,758	Boise Cascade Co.	1,169,186
14,299	Brady Corp., Class A	665,475
9,355	BrightView Holdings, Inc.*	94,673
5,140	Brink’s Co. (The)	284,139
12,720	Caesarstone Ltd.	129,617
5,395	Casella Waste Systems, Inc., Class A*	442,012
14,489	CBIZ, Inc.*	632,590
3,970	Chart Industries, Inc.*	769,624
8,062	Cimpress PLC (Ireland)*	270,722
5,658	CIRCOR International, Inc.*	92,225
8,408	Columbus McKinnon Corp.	257,537
11,880	Comfort Systems USA, Inc.	1,192,039
34,951	CoreCivic, Inc.*	333,083
19,262	Costamare, Inc. (Monaco)	217,275
4,026	Covenant Logistics Group, Inc.	113,211
4,647	CRA International, Inc.	424,782
4,388	CSW Industrials, Inc.	555,521
13,665	Daseke, Inc.*	82,810
16,752	Deluxe Corp.	322,309
4,557	Distribution Solutions Group, Inc.*	181,095
3,402	Douglas Dynamics, Inc.	98,998

Common Stocks – (continued)
Industrials – (continued)
2,605	Ducommun, Inc.*	114,620
15,076	DXP Enterprises, Inc.*	400,720
4,085	Dycom Industries, Inc.*	458,010
5,281	Eagle Bulk Shipping, Inc.	229,407
12,654	EMCOR Group, Inc.	1,504,814
7,653	Encore Wire Corp.	995,655
22,935	Energy Recovery, Inc.*	526,129
8,183	Enerpac Tool Group Corp.	158,750
4,025	EnerSys	251,039
7,442	Ennis, Inc.	157,994
4,492	EnPro Industries, Inc.	406,796
3,505	ESCO Technologies, Inc.	285,412
15,883	Evoqua Water Technologies Corp.*	557,176
4,545	Exponent, Inc.	426,594
8,853	Federal Signal Corp.	352,969
10,525	First Advantage Corp.*	145,666
16,470	Fluor Corp.*	435,467
6,193	Forrester Research, Inc.*	257,567
10,543	Forward Air Corp.	1,023,093
12,209	Franklin Covey Co.*	580,782
11,945	Franklin Electric Co., Inc.	1,037,423
3,569	GATX Corp.	344,801
12,735	Genco Shipping & Trading Ltd.	174,597
70,215	GEO Group, Inc. (The)*	574,359
5,857	Gibraltar Industries, Inc.*	245,115
12,464	Global Industrial Co.	374,917
23,803	GMS, Inc.*	1,147,305
6,969	Golden Ocean Group Ltd. (Norway) (a)	66,833
3,979	Gorman-Rupp Co. (The)	105,085
62,993	GrafTech International Ltd.	370,399
7,828	Granite Construction, Inc.	234,683
16,959	Great Lakes Dredge & Dock Corp.*	162,298
5,830	Greenbrier Cos., Inc. (The)	166,213
9,098	Griffon Corp.	285,222
7,130	H&E Equipment Services, Inc.	225,736
8,778	Hawaiian Holdings, Inc.*	131,582
12,135	Healthcare Services Group, Inc.	170,739
7,530	Heartland Express, Inc.	114,080
5,416	Heidrick & Struggles International, Inc.	154,139
3,442	Helios Technologies, Inc.	188,002
3,629	Herc Holdings, Inc.	408,371
6,913	Heritage-Crystal Clean, Inc.*	225,156
14,362	Hillenbrand, Inc.	598,465
17,372	HNI Corp.	555,904
12,224	Hub Group, Inc., Class A*	975,597
32,865	Hudson Technologies, Inc.*	272,780
6,026	Huron Consulting Group, Inc.*	403,139
6,549	ICF International, Inc.	665,116
8,397	IES Holdings, Inc.*	255,185
9,095	Insperity, Inc.	991,537
7,022	Insteel Industries, Inc.	202,936
23,575	Interface, Inc.	263,333
11,827	JELD-WEN Holding, Inc.*	131,871
35,498	Joby Aviation, Inc.*(a)	188,139
6,139	John Bean Technologies Corp.	633,913
4,443	Kadant, Inc.	797,208

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,381	Kaman Corp.	$170,685
15,412	KAR Auction Services, Inc.*	225,015
16,906	Kelly Services, Inc., Class A	272,356
10,521	Kennametal, Inc.	246,612
17,006	Kforce, Inc.	930,568
32,487	Kimball International, Inc., Class B	248,526
10,596	Korn Ferry	645,508
6,925	Kratos Defense & Security Solutions, Inc.*	86,840
24,842	Legalzoom.com, Inc.*	255,873
17,096	Li-Cycle Holdings Corp. (Canada) *	123,262
30,129	Lightning eMotors, Inc.*(a)	85,566
2,068	Lindsay Corp.	331,625
11,847	Manitowoc Co., Inc. (The)*	113,139
5,590	ManTech International Corp., Class A	536,137
7,827	Marten Transport Ltd.	155,053
4,950	Masonite International Corp.*	405,009
12,180	Matson, Inc.	897,179
7,167	Matthews International Corp., Class A	179,247
5,848	Maxar Technologies, Inc.	139,358
2,593	McGrath RentCorp	219,160
3,781	Miller Industries, Inc.	88,891
13,414	MillerKnoll, Inc.	371,300
5,216	Moog, Inc., Class A	391,096
28,494	MRC Global, Inc.*	277,247
16,946	Mueller Industries, Inc.	1,070,479
21,526	Mueller Water Products, Inc., Class A	242,813
5,718	MYR Group, Inc.*	531,431
1,420	National Presto Industries, Inc.	96,872
5,576	Northwest Pipe Co.*	176,536
66,785	NOW, Inc.*	809,434
7,041	NV5 Global, Inc.*	991,091
2,991	Omega Flex, Inc.	302,151
3,841	PAM Transportation Services, Inc.*	114,116
10,949	Parsons Corp.*	453,070
21,218	PGT Innovations, Inc.*	443,881
26,648	Pitney Bowes, Inc.	77,013
5,495	Powell Industries, Inc.	135,507
2,470	Preformed Line Products Co.	192,166
12,537	Primoris Services Corp.	254,125
4,933	Proto Labs, Inc.*	189,427
15,366	Quanex Building Products Corp.	342,662
37,523	Radiant Logistics, Inc.*	262,661
2,384	RBC Bearings, Inc.*	573,781
3,998	Red Violet, Inc.*	75,922
24,381	Resideo Technologies, Inc.*	507,612
29,834	Resources Connection, Inc.	582,956
16,066	REV Group, Inc.	185,080
13,953	Rush Enterprises, Inc., Class A	656,628
6,421	Rush Enterprises, Inc., Class B	325,159
46,430	Safe Bulkers, Inc. (Greece)	148,112
3,729	Saia, Inc.*	771,269
13,766	Shyft Group, Inc. (The)	329,696
11,438	Simpson Manufacturing Co., Inc.	1,059,616
19,003	Skillsoft Corp.*	61,190
7,119	SkyWest, Inc.*	151,564

Common Stocks – (continued)
Industrials – (continued)
7,567	SP Plus Corp.*	250,770
8,248	SPX Technologies, Inc.*	470,631
2,420	Standex International Corp.	218,792
33,487	Steelcase, Inc., Class A	374,385
8,185	Sterling Infrastructure, Inc.*	206,999
7,928	Tennant Co.	478,455
12,464	Terex Corp.	414,054
9,610	Textainer Group Holdings Ltd. (China)	291,952
5,049	Titan International, Inc.*	70,838
14,659	Titan Machinery, Inc.*	451,204
6,922	Transcat, Inc.*	512,851
6,392	TriNet Group, Inc.*	526,701
6,201	Trinity Industries, Inc.	151,180
8,434	Triton International Ltd. (Bermuda)	502,582
25,713	TrueBlue, Inc.*	528,145
17,300	Tutor Perini Corp.*	117,294
16,044	UFP Industries, Inc.	1,273,733
2,891	UniFirst Corp.	521,132
18,041	Upwork, Inc.*	313,913
6,940	V2X, Inc.*	240,540
10,841	Veritiv Corp.*	1,292,139
7,314	Vicor Corp.*	520,318
47,865	View, Inc.*	85,200
12,376	Wabash National Corp.	203,585
7,773	Watts Water Technologies, Inc., Class A	1,076,716
9,389	Werner Enterprises, Inc.	373,588
8,350	Willdan Group, Inc.*	190,046
26,519	Zurn Elkay Water Solutions Corp.	731,394

		77,625,599

Information Technology – 12.7%
9,905	3D Systems Corp.*	100,338
33,030	8x8, Inc.*	172,086
53,491	A10 Networks, Inc.	743,525
19,512	ACI Worldwide, Inc.*	462,434
18,085	ADTRAN Holdings, Inc.	420,295
7,022	Advanced Energy Industries, Inc.	630,505
10,940	Agilysys, Inc.*	566,364
10,115	Alarm.com Holdings, Inc.*	673,659
10,426	Alpha & Omega Semiconductor Ltd.*	403,069
9,989	Altair Engineering, Inc., Class A*	519,528
5,421	Ambarella, Inc.*	367,977
12,201	American Software, Inc., Class A	206,563
39,788	Amkor Technology, Inc.	800,932
5,242	Appfolio, Inc., Class A*	531,434
8,732	Appian Corp.*	409,531
14,428	Arlo Technologies, Inc.*	87,867
10,160	Asana, Inc., Class A*	194,564
22,709	Avaya Holdings Corp.*(a)	36,107
26,296	Avid Technology, Inc.*	719,196
11,759	Axcelis Technologies, Inc.*	787,147
8,101	Badger Meter, Inc.	767,084
7,038	Belden, Inc.	460,848
11,214	Benchmark Electronics, Inc.	307,824
20,779	Benefitfocus, Inc.*	153,972

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
7,993	Blackbaud, Inc.*	$418,034
4,837	Blackline, Inc.*	328,626
32,155	Box, Inc., Class A*	827,991
38,229	Brightcove, Inc.*	253,841
17,311	Calix, Inc.*	1,018,752
8,650	Cambium Networks Corp.*	168,329
35,027	Casa Systems, Inc.*	135,905
4,826	Cass Information Systems, Inc.	177,018
8,584	Cerence, Inc.*	171,766
5,748	CEVA, Inc.*	168,244
29,743	ChannelAdvisor Corp.*	448,822
11,160	Clearfield, Inc.*	1,295,788
13,463	Cohu, Inc.*	361,212
12,665	CommScope Holding Co., Inc.*	143,115
13,187	CommVault Systems, Inc.*	715,922
9,491	Comtech Telecommunications Corp.	107,153
87,277	Conduent, Inc.*	356,963
3,175	Consensus Cloud Solutions, Inc.*	159,861
57,007	Core Scientific, Inc.*(a)	125,415
6,872	Corsair Gaming, Inc.*	105,760
7,939	Couchbase, Inc.*	131,708
12,223	CSG Systems International, Inc.	707,101
6,695	CTS Corp.	283,332
24,732	Cvent Holding Corp.*	125,144
4,796	CyberOptics Corp.*	255,339
14,976	Digi International, Inc.*	495,855
10,146	Digital Turbine, Inc.*	187,397
2,629	DigitalOcean Holdings, Inc.*(a)	110,655
13,564	Diodes, Inc.*	965,350
10,671	Domo, Inc., Class B*	205,523
14,511	Ebix, Inc.	377,576
50,963	Edgio, Inc.*	187,544
19,288	eGain Corp.*	177,642
6,159	Envestnet, Inc.*	322,547
8,587	ePlus, Inc.*	404,619
13,532	EVERTEC, Inc. (Puerto Rico)	454,675
6,101	Evo Payments, Inc., Class A*	203,285
6,803	ExlService Holdings, Inc.*	1,140,931
75,233	Extreme Networks, Inc.*	1,078,089
7,412	Fabrinet (Thailand)*	762,250
5,634	FARO Technologies, Inc.*	189,021
19,605	FormFactor, Inc.*	574,034
11,356	Grid Dynamics Holdings, Inc.*	229,505
22,118	Hackett Group, Inc. (The)	454,083
25,470	Harmonic, Inc.*	286,792
6,712	I3 Verticals, Inc., Class A*	156,792
14,253	Identiv, Inc.*	212,655
9,587	Impinj, Inc.*	855,927
18,534	Infinera Corp.*	101,566
35,192	Information Services Group, Inc.	203,058
60,591	Inseego Corp.*	163,596
8,459	Insight Enterprises, Inc.*	770,784
5,377	InterDigital, Inc.	269,710
12,408	International Money Express, Inc.*	277,939
4,872	Itron, Inc.*	231,810
10,137	Kimball Electronics, Inc.*	218,351

Common Stocks – (continued)
Information Technology – (continued)
20,065	Knowles Corp.*	303,985
16,368	Kulicke & Soffa Industries, Inc. (Singapore)	688,111
7,199	LiveRamp Holdings, Inc.*	142,900
6,404	MACOM Technology Solutions Holdings, Inc.*	353,181
9,482	Marqeta, Inc., Class A*	73,865
13,072	Maximus, Inc.	792,032
17,126	MaxLinear, Inc.*	615,337
9,890	Methode Electronics, Inc.	400,149
761	MicroStrategy, Inc., Class A*	176,217
20,913	Mitek Systems, Inc.*	213,731
11,344	Model N, Inc.*	339,186
18,664	Momentive Global, Inc.*	132,328
20,030	MoneyGram International, Inc.*	206,309
24,013	Napco Security Technologies, Inc.*	712,226
9,804	NETGEAR, Inc.*	231,276
18,175	NetScout Systems, Inc.*	576,875
5,903	Novanta, Inc.*	789,172
14,888	OneSpan, Inc.*	171,361
12,804	Onto Innovation, Inc.*	908,956
3,912	OSI Systems, Inc.*	325,948
109,686	Paysafe Ltd.*	180,982
10,856	PC Connection, Inc.	539,326
4,515	PDF Solutions, Inc.*	119,106
9,631	Perficient, Inc.*	752,181
27,203	Photronics, Inc.*	457,010
7,897	Ping Identity Holding Corp.*	222,222
6,329	Plexus Corp.*	593,217
11,035	Power Integrations, Inc.	789,334
12,701	Progress Software Corp.	611,299
5,637	PROS Holdings, Inc.*	117,531
6,981	Qualys, Inc.*	1,060,414
40,002	Rackspace Technology, Inc.*	178,409
24,546	Rambus, Inc.*	633,041
8,277	Rapid7, Inc.*	475,928
9,975	Remitly Global, Inc.*	109,725
17,660	Repay Holdings Corp.*	164,061
44,944	Ribbon Communications, Inc.*	157,753
15,691	Rimini Street, Inc.*	79,083
1,742	Rogers Corp.*	436,406
14,831	Sanmina Corp.*	719,600
9,321	Sapiens International Corp. NV (Israel)	206,181
8,993	ScanSource, Inc.*	260,527
8,944	SecureWorks Corp., Class A*	93,018
11,776	Semtech Corp.*	543,933
5,328	ShotSpotter, Inc.*	173,853
4,386	Silicon Laboratories, Inc.*	549,697
2,015	SiTime Corp.*	214,416
24,894	SMART Global Holdings, Inc.*	456,805
6,627	Sprout Social, Inc., Class A*	397,885
8,150	SPS Commerce, Inc.*	995,278
10,495	Squarespace, Inc., Class A*	220,395
40,924	StoneCo Ltd., Class A (Brazil) *	387,960
6,071	Super Micro Computer, Inc.*	395,101
8,993	Synaptics, Inc.*	1,039,681

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
13,249	Tenable Holdings, Inc.*	$524,793
5,068	TTEC Holdings, Inc.	265,310
30,878	TTM Technologies, Inc.*	485,711
12,690	Turtle Beach Corp.*	119,159
12,325	Ultra Clean Holdings, Inc.*	360,753
21,605	Unisys Corp.*	201,143
15,079	Upland Software, Inc.*	157,877
18,062	Varonis Systems, Inc.*	493,996
10,677	Veeco Instruments, Inc.*	225,712
13,245	Verint Systems, Inc.*	642,250
14,395	Veritone, Inc.*(a)	105,803
18,053	Verra Mobility Corp.*	287,765
39,289	Viavi Solutions, Inc.*	553,189
25,613	Vishay Intertechnology, Inc.	503,808
8,086	Vishay Precision Group, Inc.*	277,431
7,875	Workiva, Inc.*	534,634
21,786	Xerox Holdings Corp.	362,083
34,262	Xperi Holding Corp.	545,108
37,152	Yext, Inc.*	165,326
30,835	Zeta Global Holdings Corp., Class A*	215,845
24,386	Zuora, Inc., Class A*	187,284

		61,483,034

Materials – 4.1%
9,275	AdvanSix, Inc.	336,311
5,548	Alpha Metallurgical Resources, Inc.	871,868
17,123	American Vanguard Corp.	341,261
5,932	Arconic Corp.*	149,546
7,861	ATI, Inc.*	235,280
17,351	Avient Corp.	760,494
4,438	Balchem Corp.	585,017
9,094	Cabot Corp.	654,495
8,753	Carpenter Technology Corp.	297,339
5,241	Chase Corp.	462,047
4,938	Clearwater Paper Corp.*	210,062
27,959	Commercial Metals Co.	1,132,619
3,049	Compass Minerals International, Inc.	123,454
18,501	Constellium SE*	246,433
16,708	GCP Applied Technologies, Inc.*	524,965
5,732	Greif, Inc., Class A	384,331
2,944	Hawkins, Inc.	112,814
8,905	HB Fuller Co.	577,578
39,385	Hecla Mining Co.	155,177
7,386	Ingevity Corp.*	518,054
7,217	Innospec, Inc.	674,501
3,961	Intrepid Potash, Inc.*	185,098
2,785	Kaiser Aluminum Corp.	199,852
5,125	Koppers Holdings, Inc.	117,004
6,801	Kronos Worldwide, Inc.	87,597
11,772	Livent Corp.*	378,823
5,416	LSB Industries, Inc.*	85,464
4,285	Materion Corp.	369,838
6,618	Mativ Holdings, Inc.	156,317
6,352	Minerals Technologies, Inc.	370,068
32,930	Myers Industries, Inc.	636,208
21,341	Novagold Resources, Inc. (Canada)*	94,541

Common Stocks – (continued)
Materials – (continued)
26,682	O-I Glass, Inc.*	347,133
9,171	Olympic Steel, Inc.	241,381
24,654	Orion Engineered Carbons SA (Germany)	415,666
9,805	Pactiv Evergreen, Inc.	108,835
11,312	Perimeter Solutions SA*	110,292
1,832	Piedmont Lithium, Inc.*	112,027
1,200	Quaker Chemical Corp.	209,184
22,204	Ramaco Resources, Inc.	234,030
38,147	Rayonier Advanced Materials, Inc.*	172,424
16,077	Resolute Forest Products, Inc.*	325,720
16,083	Ryerson Holding Corp.	458,365
14,693	Schnitzer Steel Industries, Inc., Class A	485,457
8,284	Sensient Technologies Corp.	659,986
3,946	Stepan Co.	411,292
15,521	Summit Materials, Inc., Class A*	441,107
32,982	SunCoke Energy, Inc.	217,351
4,552	Sylvamo Corp.	202,291
20,699	TimkenSteel Corp.*	317,523
11,748	Tredegar Corp.	119,947
9,803	TriMas Corp.	269,779
6,794	Trinseo PLC	180,245
23,228	Tronox Holdings PLC, Class A	339,826
2,015	United States Lime & Minerals, Inc.	207,122
18,085	Warrior Met Coal, Inc.	588,667
7,068	Worthington Industries, Inc.	360,397

		19,570,503

Real Estate – 6.5%
12,820	Acadia Realty Trust REIT	204,223
8,068	Agree Realty Corp. REIT	607,682
25,186	Alexander & Baldwin, Inc. REIT	471,734
552	Alexander’s, Inc. REIT	130,769
8,468	American Assets Trust, Inc. REIT	235,072
70,346	Anywhere Real Estate, Inc.*	687,280
55,432	Apartment Investment and Management Co., Class A REIT*	490,019
37,393	Apple Hospitality REIT, Inc. REIT	594,923
11,190	Armada Hoffler Properties, Inc. REIT	146,925
3,406	Bluerock Residential Growth REIT, Inc. REIT	90,770
27,719	Braemar Hotels & Resorts, Inc. REIT	142,753
28,505	Brandywine Realty Trust REIT	228,895
22,438	Broadstone Net Lease, Inc. REIT	429,463
9,205	BRT Apartments Corp. REIT	219,723
17,253	CareTrust REIT, Inc. REIT	371,630
6,508	CBL & Associates Properties, Inc. REIT	188,341
2,688	Centerspace REIT	202,621
16,947	Chatham Lodging Trust REIT*	206,075
15,191	City Office REIT, Inc. REIT	175,456
6,222	Community Healthcare Trust, Inc. REIT	229,530
233,260	Compass, Inc., Class A*	667,124
18,005	Corporate Office Properties Trust REIT	465,249
11,521	CTO Realty Growth, Inc. REIT	243,208
64,460	Cushman & Wakefield PLC*	964,322
21,983	DiamondRock Hospitality Co. REIT*	191,912

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
13,737	DigitalBridge Group, Inc.*	$244,519
93,499	Diversified Healthcare Trust REIT	136,508
42,128	Douglas Elliman, Inc.	194,210
14,602	Easterly Government Properties, Inc. REIT	262,106
40,790	Empire State Realty Trust, Inc., Class A REIT	284,306
10,691	Equity Commonwealth REIT*	281,280
11,910	Essential Properties Realty Trust, Inc. REIT	269,642
67,937	eXp World Holdings, Inc.	878,425
11,613	Farmland Partners, Inc. REIT	168,505
11,492	Forestar Group, Inc.*	142,960
15,846	Four Corners Property Trust, Inc. REIT	426,099
33,134	Franklin Street Properties Corp. REIT	93,107
3,882	FRP Holdings, Inc.*	223,293
8,811	Getty Realty Corp. REIT	265,035
11,794	Gladstone Commercial Corp. REIT	224,912
6,378	Gladstone Land Corp. REIT	149,947
9,906	Global Medical REIT, Inc. REIT	107,381
23,280	Global Net Lease, Inc. REIT	320,566
31,102	Hersha Hospitality Trust REIT*	301,689
22,950	Independence Realty Trust, Inc. REIT	446,377
13,631	Industrial Logistics Properties Trust REIT	102,096
2,876	Innovative Industrial Properties, Inc. REIT	263,787
5,134	InvenTrust Properties Corp. REIT	134,819
20,140	iStar, Inc. REIT	277,328
18,484	Kennedy-Wilson Holdings, Inc.	324,579
37,910	Kite Realty Group Trust REIT	733,938
7,413	LTC Properties, Inc. REIT	332,770
39,478	LXP Industrial Trust REIT	397,149
28,824	Macerich Co. (The) REIT	275,846
24,629	Marcus & Millichap, Inc.	920,632
7,053	National Health Investors, Inc. REIT	462,042
29,331	Necessity Retail REIT, Inc. (The) REIT	218,809
5,635	NETSTREIT Corp. REIT	110,784
33,154	Newmark Group, Inc., Class A	339,828
7,292	NexPoint Residential Trust, Inc. REIT	385,163
67,610	Offerpad Solutions, Inc.*(a)	102,767
18,282	Office Properties Income Trust REIT	321,215
13,312	Orion Office REIT, Inc. REIT	131,389
16,708	Outfront Media, Inc. REIT	295,732
43,854	Paramount Group, Inc. REIT	303,908
16,445	Pebblebrook Hotel Trust REIT	289,761
9,902	Phillips Edison & Co., Inc. REIT	323,498
32,424	Physicians Realty Trust REIT	540,184
28,357	Piedmont Office Realty Trust, Inc., Class A REIT	334,045
6,679	Plymouth Industrial REIT, Inc. REIT	135,383
11,793	Postal Realty Trust, Inc., Class A REIT	175,126
24,850	PotlatchDeltic Corp. REIT	1,153,537
15,348	RE/MAX Holdings, Inc., Class A	349,320
57,768	Redfin Corp.*	473,120
20,819	Retail Opportunity Investments Corp. REIT	348,718

Common Stocks – (continued)
Real Estate – (continued)
23,679	RLJ Lodging Trust REIT	285,569
11,487	RMR Group, Inc. (The), Class A	299,121
24,888	RPT Realty REIT	239,671
4,474	Ryman Hospitality Properties, Inc. REIT*	367,852
36,611	Sabra Health Care REIT, Inc. REIT	548,067
2,606	Saul Centers, Inc. REIT	115,420
37,738	Service Properties Trust REIT	258,128
26,461	SITE Centers Corp. REIT	342,935
6,081	St Joe Co. (The)	232,294
24,016	STAG Industrial, Inc. REIT	739,693
31,383	Summit Hotel Properties, Inc. REIT	246,670
23,791	Sunstone Hotel Investors, Inc. REIT*	259,084
22,631	Tanger Factory Outlet Centers, Inc. REIT	348,970
10,520	Terreno Realty Corp. REIT	641,615
11,344	UMH Properties, Inc. REIT	204,646
45,100	Uniti Group, Inc. REIT	423,489
3,106	Universal Health Realty Income Trust REIT	158,064
12,725	Urban Edge Properties REIT	200,164
5,590	Urstadt Biddle Properties, Inc., Class A REIT	93,465
24,834	Veris Residential, Inc. REIT*	333,769
10,772	Washington Real Estate Investment Trust REIT	211,239
22,425	Whitestone REIT	220,662
16,916	Xenia Hotels & Resorts, Inc. REIT*	268,288

		31,602,714

Utilities – 3.9%
11,787	ALLETE, Inc.	697,555
11,308	American States Water Co.	938,225
7	Artesian Resources Corp., Class A	382
14,004	Avista Corp.	568,982
12,643	Black Hills Corp.	954,294
23,546	Brookfield Infrastructure Corp., Class A (Canada)	1,120,790
9,214	California Water Service Group	539,295
4,709	Chesapeake Utilities Corp.	594,747
30,161	Clearway Energy, Inc., Class A	1,039,951
35,116	Clearway Energy, Inc., Class C	1,302,804
7,610	MGE Energy, Inc.	586,122
3,189	Middlesex Water Co.	283,088
34,107	Montauk Renewables, Inc.*	605,399
17,096	New Jersey Resources Corp.	754,617
5,605	Northwest Natural Holding Co.	266,854
11,156	NorthWestern Corp.	591,045
10,822	ONE Gas, Inc.	847,038
10,499	Ormat Technologies, Inc.	981,446
12,146	Otter Tail Corp.	917,509
18,104	PNM Resources, Inc.	858,673
20,055	Portland General Electric Co.	1,036,242
18,841	Pure Cycle Corp.*	194,439
5,477	SJW Group	352,171
16,145	South Jersey Industries, Inc.	546,508
10,877	Southwest Gas Holdings, Inc.	846,774
9,531	Spire, Inc.	666,122

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
6,848	Sunnova Energy International, Inc.*	$172,707
5,320	Unitil Corp.	277,119
4,836	Via Renewables, Inc.	41,251
5,063	York Water Co. (The)	222,620

		18,804,769

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $(468,735,799))		$470,795,843

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,801,299	2.154%	$2,801,299
(Cost $2,801,299)

TOTAL INVESTMENTS – 98.0%
(Cost $(471,537,098))		$473,597,142

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		9,672,649

NET ASSETS – 100.0%		$483,269,791

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	114	09/16/22	$10,502,127	$12,093

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.7%
Australia – 2.5%
13,015	ASX Ltd. (Financials)	$699,965
225,288	Coles Group Ltd. (Consumer Staples)	2,712,076
83,988	Computershare Ltd. (Information Technology)	1,422,176
30,723	EBOS Group Ltd. (Health Care)	727,834
293,696	Medibank Pvt Ltd. (Financials)	746,984
42,089	National Australia Bank Ltd. (Financials)	882,647
11,961	Sonic Healthcare Ltd. (Health Care)	278,795
951,122	Telstra Corp. Ltd. (Communication Services)	2,588,606
77,725	Wesfarmers Ltd. (Consumer Discretionary)	2,504,899
51,000	Woolworths Group Ltd. (Consumer Staples)	1,261,817

		13,825,799

Austria – 0.3%
15,601	ANDRITZ AG (Industrials)	721,315
7,888	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	187,587
24,250	Wienerberger AG (Materials)	569,136

		1,478,038

Belgium – 0.5%
4,780	Ackermans & van Haaren NV (Industrials)	700,792
4,317	Etablissements Franz Colruyt NV (Consumer Staples)	120,158
10,103	Solvay SA (Materials)	819,228
9,510	Telenet Group Holding NV (Communication Services)	135,504
6,246	UCB SA (Health Care)	440,275
23,545	Warehouses De Pauw CVA REIT (Real Estate)	719,267

		2,935,224

Canada – 4.6%
8,509	Bank of Montreal (Financials)	787,810
19,042	Bank of Nova Scotia (The) (Financials)	1,055,918
24,593	BCE, Inc. (Communication Services)	1,190,214
25,699	Canadian Imperial Bank of Commerce (Financials)	1,218,819
4,835	Canadian Utilities Ltd., Class A (Utilities)	148,343
32,787	CGI, Inc. (Information Technology)*	2,603,732
2,946	Emera, Inc. (Utilities)	136,705
28,077	Enbridge, Inc. (Energy)	1,161,156
10,118	Fortis, Inc. (Utilities)	447,646
2,742	George Weston Ltd. (Consumer Staples)	314,379
58,868	Great-West Lifeco, Inc. (Financials)	1,386,742
7,933	Hydro One Ltd. (Utilities)(a)	215,407
2,604	Intact Financial Corp. (Financials)	378,292
51,101	Loblaw Cos. Ltd. (Consumer Staples)	4,529,088
12,102	Metro, Inc. (Consumer Staples)	638,368
16,690	National Bank of Canada (Financials)	1,107,357

Common Stocks – (continued)
Canada – (continued)
21,072	Open Text Corp. (Information Technology)	665,660
6,004	Pembina Pipeline Corp. (Energy)	212,634
89,111	Power Corp. of Canada (Financials)	2,297,861
7,039	RioCan Real Estate Investment Trust REIT (Real Estate)	108,197
17,927	Royal Bank of Canada (Financials)	1,671,827
24,171	Sun Life Financial, Inc. (Financials)	1,067,909
10,929	TC Energy Corp. (Energy)	528,174
37,741	TELUS Corp. (Communication Services)	852,458
16,223	Toronto-Dominion Bank (The) (Financials)	1,046,641

		25,771,337

Denmark – 0.0%
6,231	Tryg A/S (Financials)	141,236

Finland – 0.4%
9,552	Elisa OYJ (Communication Services)	511,563
22,923	Orion OYJ, Class B (Health Care)	1,041,179
16,857	Sampo OYJ, Class A (Financials)	764,470

		2,317,212

France – 2.3%
2,929	Air Liquide SA (Materials)	368,746
53,551	AXA SA (Financials)	1,266,779
3,603	Bouygues SA (Industrials)	106,154
9,441	Capgemini SE (Information Technology)	1,642,358
70,288	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,717,831
12,927	Dassault Systemes (Information Technology)	501,427
5,209	Legrand SA (Industrials)	378,596
6,335	L’Oreal SA (Consumer Staples)	2,186,558
249,953	Orange SA (Communication Services)	2,538,034
11,826	Sanofi (Health Care)	977,255
10,105	Thales SA (Industrials)	1,220,854

		12,904,592

Germany – 1.3%
4,335	Allianz SE (Financials)	734,850
7,989	Beiersdorf AG (Consumer Staples)	808,154
2,778	Deutsche Boerse AG (Financials)	470,551
108,033	Deutsche Telekom AG (Communication Services)	2,040,989
38,356	Evonik Industries AG (Materials)	717,188
1,433	Hannover Rueck SE (Financials)	211,676
3,388	Henkel AG & Co. KGaA (Consumer Staples)	212,244
796	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	190,660
6,010	SAP SE (Information Technology)	513,323
8,408	Symrise AG (Materials)	882,245
11,538	Talanx AG (Financials)	409,552

		7,191,432

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 0.2%
47,482	CLP Holdings Ltd. (Utilities)	$409,554
56,147	Hong Kong & China Gas Co. Ltd. (Utilities)	55,440
116,403	Power Assets Holdings Ltd. (Utilities)	697,037

		1,162,031

Ireland – 0.0%
1,285	Kerry Group PLC, Class A (Consumer Staples)	132,896

Israel – 1.5%
116,971	Bank Hapoalim BM (Financials)	1,220,188
143,231	Bank Leumi Le-Israel BM (Financials)	1,522,538
12,444	Check Point Software Technologies Ltd. (Information Technology)*	1,496,267
11,218	First International Bank Of Israel Ltd. (The) (Financials)	524,740
196,218	Israel Discount Bank Ltd., Class A (Financials)	1,206,288
120,155	Mivne Real Estate KD Ltd. (Real Estate)	443,567
32,383	Mizrahi Tefahot Bank Ltd. (Financials)	1,323,960
57,411	Shufersal Ltd. (Consumer Staples)	394,022

		8,131,570

Italy – 1.0%
164,338	Assicurazioni Generali SpA (Financials)	2,419,261
104,565	Eni SpA (Energy)	1,241,556
184,025	Hera SpA (Utilities)	462,616
15,637	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	640,587
107,445	Snam SpA (Utilities)	511,684
41,532	Terna – Rete Elettrica Nazionale (Utilities)	296,514
92,110	UnipolSai Assicurazioni SpA (Financials)	205,249

		5,777,467

Japan – 5.7%
6,854	Brother Industries Ltd. (Information Technology)	132,309
39,232	Canon, Inc. (Information Technology)	943,832
269	Daiwa House REIT Investment Corp. REIT (Real Estate)	624,837
10,665	Ezaki Glico Co. Ltd. (Consumer Staples)	278,886
40,310	FUJIFILM Holdings Corp. (Information Technology)	2,067,768
7,574	Hitachi Metals Ltd. (Materials)*	114,354
93,199	Japan Post Holdings Co. Ltd. (Financials)	646,292
124,440	Japan Tobacco, Inc. (Consumer Staples)	2,118,510
60,759	KDDI Corp. (Communication Services)	1,874,599
19,821	Kyocera Corp. (Information Technology)	1,112,121
18,410	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	660,037

Common Stocks – (continued)
Japan – (continued)
13,461	MEIJI Holdings Co. Ltd. (Consumer Staples)	643,798
39,632	Mitsubishi HC Capital, Inc. (Financials)	193,264
113,052	Mizuho Financial Group, Inc. (Financials)	1,299,537
20,356	MS&AD Insurance Group Holdings, Inc. (Financials)	611,010
237,260	Nippon Telegraph & Telephone Corp. (Communication Services)	6,450,734
51,525	Nisshin Seifun Group, Inc. (Consumer Staples)	583,547
14,284	Ono Pharmaceutical Co. Ltd. (Health Care)	342,919
9,798	Otsuka Holdings Co. Ltd. (Health Care)	322,371
13,705	Secom Co. Ltd. (Industrials)	882,063
84,536	Sekisui House Ltd. (Consumer Discretionary)	1,447,708
252,043	SoftBank Corp. (Communication Services)	2,780,882
11,748	Sumitomo Mitsui Financial Group, Inc. (Financials)	355,427
105,590	Takeda Pharmaceutical Co. Ltd. (Health Care)	2,932,527
39,083	Teijin Ltd. (Materials)	415,852
29,912	Trend Micro, Inc. (Information Technology)	1,859,992
8,119	USS Co. Ltd. (Consumer Discretionary)	144,312

		31,839,488

Netherlands – 1.9%
1,454	Akzo Nobel NV (Materials)	92,169
3,921	HAL Trust (Financials)	492,057
152,671	Koninklijke Ahold Delhaize NV (Consumer Staples)	4,206,403
3,134	Koninklijke DSM NV (Materials)	401,330
132,505	Koninklijke KPN NV (Communication Services)	422,372
48,048	NN Group NV (Financials)	1,979,452
29,776	Wolters Kluwer NV (Industrials)	2,917,476

		10,511,259

New Zealand – 0.2%
163,844	Fletcher Building Ltd. (Industrials)	562,536
15,621	Mainfreight Ltd. (Industrials)	713,504

		1,276,040

Norway – 0.7%
36,256	DNB Bank ASA (Financials)	694,129
41,859	Gjensidige Forsikring ASA (Financials)	852,014
16,823	Kongsberg Gruppen ASA (Industrials)	576,354
37,340	SpareBank 1 SR-Bank ASA (Financials)	428,177
92,516	Storebrand ASA (Financials)	744,107
80,338	Telenor ASA (Communication Services)	882,377

		4,177,158

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Singapore – 0.8%
93,804	Oversea-Chinese Banking Corp. Ltd. (Financials)	$812,910
175,832	Singapore Exchange Ltd. (Financials)	1,196,076
382,924	Singapore Telecommunications Ltd. (Communication Services)	719,132
37,227	United Overseas Bank Ltd. (Financials)	729,277
98,981	UOL Group Ltd. (Real Estate)	490,967
21,667	Venture Corp. Ltd. (Information Technology)	284,058

		4,232,420

Spain – 0.4%
47,460	Naturgy Energy Group SA (Utilities)	1,311,439
54,309	Red Electrica Corp. SA (Utilities)	995,821

		2,307,260

Sweden – 1.6%
25,159	Axfood AB (Consumer Staples)	760,691
977	Industrivarden AB, Class A (Financials)	21,794
107,637	Investor AB, Class A (Financials)	1,799,813
31,431	Investor AB, Class B (Financials)	498,663
67,345	Securitas AB, Class B (Industrials)	592,810
14,720	Skandinaviska Enskilda Banken AB, Class A (Financials)	147,640
79,495	Svenska Handelsbanken AB, Class A (Financials)	654,755
44,955	Swedbank AB, Class A (Financials)	584,701
54,341	Tele2 AB, Class B (Communication Services)	580,550
233,958	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,759,759
432,366	Telia Co. AB (Communication Services)	1,528,067

		8,929,243

Switzerland – 1.4%
1,113	Geberit AG (Industrials)	516,499
18,602	Novartis AG (Health Care)	1,508,250
1,112	SGS SA (Industrials)	2,456,552
2,758	Swisscom AG (Communication Services)	1,430,503
6,028	TE Connectivity Ltd. (Information Technology)	760,794
2,924	Zurich Insurance Group AG (Financials)	1,300,588

		7,973,186

United Kingdom – 3.1%
295,456	BAE Systems PLC (Industrials)	2,668,519
15,771	British American Tobacco PLC (Consumer Staples)	633,390
24,522	Bunzl PLC (Industrials)	816,352
389,622	CK Hutchison Holdings Ltd. (Industrials)	2,519,263
13,808	Diageo PLC (Consumer Staples)	604,762
278,516	Direct Line Insurance Group PLC (Financials)	667,284
181,228	Haleon PLC (Consumer Staples)*	545,855

Common Stocks – (continued)
United Kingdom – (continued)
7,195	Halma PLC (Information Technology)	173,721
950	Linde PLC (Materials)	268,717
93,342	National Grid PLC (Utilities)	1,170,846
111,183	RELX PLC (Industrials)	2,926,408
229,043	Sage Group PLC (The) (Information Technology)	1,906,112
33,605	Segro PLC REIT (Real Estate)	368,739
14,258	Severn Trent PLC (Utilities)	462,380
436,864	Tesco PLC (Consumer Staples)	1,264,230
2,438	United Utilities Group PLC (Utilities)	29,971

		17,026,549

United States – 69.3%
9,198	3M Co. (Industrials)	1,143,771
7,687	Abbott Laboratories (Health Care)	789,071
22,261	AbbVie, Inc. (Health Care)	2,993,214
15,799	Accenture PLC, Class A (Information Technology)	4,557,380
6,693	Adobe, Inc. (Information Technology)*	2,499,434
29,587	Aflac, Inc. (Financials)	1,758,060
1,090	Agilent Technologies, Inc. (Health Care)	139,792
13,311	Akamai Technologies, Inc. (Information Technology)*	1,201,717
1,764	Alleghany Corp. (Financials)*	1,483,841
2,497	Alliant Energy Corp. (Utilities)	152,417
22,813	Allstate Corp. (The) (Financials)	2,748,966
29,016	Alphabet, Inc., Class A (Communication Services)*	3,140,111
28,065	Alphabet, Inc., Class C (Communication Services)*	3,063,295
12,228	Altria Group, Inc. (Consumer Staples)	551,727
46,056	Amazon.com, Inc. (Consumer Discretionary)*	5,838,519
27,602	Amcor PLC (Materials)	331,500
25,583	Amdocs Ltd. (Information Technology)	2,186,579
10,943	Ameren Corp. (Utilities)	1,013,541
10,002	American Electric Power Co., Inc. (Utilities)	1,002,200
9,951	AmerisourceBergen Corp. (Health Care)	1,458,419
2,184	AMETEK, Inc. (Industrials)	262,429
3,723	Amgen, Inc. (Health Care)	894,637
25,740	Amphenol Corp., Class A (Information Technology)	1,892,662
1,050	Analog Devices, Inc. (Information Technology)	159,106
299,238	Annaly Capital Management, Inc. REIT (Financials)	1,930,085
11,391	Aon PLC, Class A (Financials)	3,181,051
105,317	Apple, Inc. (Information Technology)	16,557,939
11,443	Arch Capital Group Ltd. (Financials)*	523,174
40,815	Archer-Daniels-Midland Co. (Consumer Staples)	3,587,230
8,236	Arthur J Gallagher & Co. (Financials)	1,495,410
81,781	AT&T, Inc. (Communication Services)	1,434,439
3,361	Atmos Energy Corp. (Utilities)	381,070
14,477	Automatic Data Processing, Inc. (Information Technology)	3,538,324

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
3,296	AutoZone, Inc. (Consumer Discretionary)*	$6,984,916
10,365	Bank of America Corp. (Financials)	348,368
18,502	Baxter International, Inc. (Health Care)	1,063,125
5,016	Becton Dickinson and Co. (Health Care)	1,266,139
22,198	Berkshire Hathaway, Inc., Class B (Financials)*	6,233,198
45,261	Bristol-Myers Squibb Co. (Health Care)	3,051,044
2,135	Broadcom, Inc. (Information Technology)	1,065,600
6,019	Broadridge Financial Solutions, Inc. (Information Technology)	1,030,272
3,428	Brown-Forman Corp., Class B (Consumer Staples)	249,216
3,828	Campbell Soup Co. (Consumer Staples)	192,855
11,380	CDW Corp. (Information Technology)	1,942,566
10,927	CenterPoint Energy, Inc. (Utilities)	344,528
16,558	C.H. Robinson Worldwide, Inc. (Industrials)	1,890,096
12,717	Chevron Corp. (Energy)	2,010,049
3,029	Chubb Ltd. (Financials)	572,632
16,180	Church & Dwight Co., Inc. (Consumer Staples)	1,354,428
2,796	Cintas Corp. (Industrials)	1,137,525
95,362	Cisco Systems, Inc. (Information Technology)	4,264,589
31,057	Citigroup, Inc. (Financials)	1,515,892
1,238	CME Group, Inc. (Financials)	242,165
9,134	CMS Energy Corp. (Utilities)	616,910
45,466	Coca-Cola Co. (The) (Consumer Staples)	2,805,707
42,272	Cognizant Technology Solutions Corp., Class A (Information Technology)	2,670,322
64,160	Colgate-Palmolive Co. (Consumer Staples)	5,017,954
30,018	Comcast Corp., Class A (Communication Services)	1,086,351
7,218	Conagra Brands, Inc. (Consumer Staples)	248,155
18,625	Consolidated Edison, Inc. (Utilities)	1,820,407
2,032	Constellation Brands, Inc., Class A (Consumer Staples)	499,974
6,765	Constellation Energy Corp. (Utilities)	551,956
800	Cooper Cos., Inc. (The) (Health Care)	229,952
41,818	Corning, Inc. (Information Technology)	1,435,194
5,377	Costco Wholesale Corp. (Consumer Staples)	2,807,332
3,657	CSX Corp. (Industrials)	115,744
2,125	Cummins, Inc. (Industrials)	457,661
44,987	CVS Health Corp. (Health Care)	4,415,474
57,654	Dell Technologies, Inc., Class C (Information Technology)	2,207,572
14,014	Dollar General Corp. (Consumer Discretionary)	3,327,204
3,184	Dominion Energy, Inc. (Utilities)	260,451
5,553	Dover Corp. (Industrials)	693,903
6,902	DTE Energy Co. (Utilities)	899,607
7,643	Duke Energy Corp. (Utilities)	817,113

Common Stocks – (continued)
United States – (continued)
29,443	Duke Realty Corp. REIT (Real Estate)	1,732,721
772	Ecolab, Inc. (Materials)	126,477
4,912	Edison International (Utilities)	332,886
2,556	Elevance Health, Inc. (Health Care)	1,239,941
5,924	Eli Lilly & Co. (Health Care)	1,784,487
1,354	Emerson Electric Co. (Industrials)	110,676
2,284	Entergy Corp. (Utilities)	263,345
7,353	Evergy, Inc. (Utilities)	503,901
30,059	Exelon Corp. (Utilities)	1,319,891
1,593	Expeditors International of Washington, Inc. (Industrials)	163,904
3,900	Extra Space Storage, Inc. REIT (Real Estate)	775,047
23,150	Exxon Mobil Corp. (Energy)	2,212,908
11,010	F5, Inc. (Information Technology)*	1,729,231
74,677	Fastenal Co. (Industrials)	3,758,493
16,978	Fidelity National Information Services, Inc. (Information Technology)	1,551,280
11,493	FirstEnergy Corp. (Utilities)	454,548
16,529	Fiserv, Inc. (Information Technology)*	1,672,569
3,946	FleetCor Technologies, Inc. (Information Technology)*	838,643
7,437	Fortive Corp. (Industrials)	470,985
18,646	General Dynamics Corp. (Industrials)	4,268,629
18,319	General Mills, Inc. (Consumer Staples)	1,406,899
28,398	Genuine Parts Co. (Consumer Discretionary)	4,430,372
51,264	Gilead Sciences, Inc. (Health Care)	3,253,726
144,981	GSK PLC (Health Care)	2,327,047
11,523	Hartford Financial Services Group, Inc. (The) (Financials)	741,044
17,534	Henry Schein, Inc. (Health Care)*	1,287,171
22,441	Hershey Co. (The) (Consumer Staples)	5,041,819
237,550	Hewlett Packard Enterprise Co. (Information Technology)	3,230,680
8,863	Hologic, Inc. (Health Care)*	598,784
19,843	Home Depot, Inc. (The) (Consumer Discretionary)	5,723,118
7,922	Illinois Tool Works, Inc. (Industrials)	1,543,443
36,955	Intel Corp. (Information Technology)	1,179,604
5,309	Intercontinental Exchange, Inc. (Financials)	535,413
33,973	International Business Machines Corp. (Information Technology)	4,363,832
20,192	International Paper Co. (Materials)	840,391
2,140	Intuit, Inc. (Information Technology)	924,009
6,930	Invitation Homes, Inc. REIT (Real Estate)	251,420
4,274	IQVIA Holdings, Inc. (Health Care)*	908,909
4,035	J M Smucker Co. (The) (Consumer Staples)	564,860
33,956	Johnson & Johnson (Health Care)	5,478,461
13,398	JPMorgan Chase & Co. (Financials)	1,523,755
6,820	Kellogg Co. (Consumer Staples)	496,087
22,199	Keurig Dr Pepper, Inc. (Consumer Staples)	846,226

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
17,626	Keysight Technologies, Inc. (Information Technology)*	$2,888,725
8,304	Kimberly-Clark Corp. (Consumer Staples)	1,058,926
8,333	Kinder Morgan, Inc. (Energy)	152,661
31,872	Kraft Heinz Co. (The) (Consumer Staples)	1,192,013
3,156	L3Harris Technologies, Inc. (Industrials)	720,168
9,295	Laboratory Corp. of America Holdings (Health Care)	2,093,885
17,251	Liberty Media Corp.-Liberty SiriusXM, Class A (Communication Services)*	716,607
33,780	Liberty Media Corp.-Liberty SiriusXM, Class C (Communication Services)*	1,397,141
3,591	Lockheed Martin Corp. (Industrials)	1,508,615
27,775	Loews Corp. (Financials)	1,536,235
21,842	Lowe’s Cos., Inc. (Consumer Discretionary)	4,240,406
1,587	Markel Corp. (Financials)*	1,895,053
28,667	Marsh & McLennan Cos., Inc. (Financials)	4,625,994
46,558	Masco Corp. (Industrials)	2,368,405
851	Mastercard, Inc., Class A (Information Technology)	276,039
8,960	McCormick & Co., Inc. (Consumer Staples)	753,267
15,075	McDonald’s Corp. (Consumer Discretionary)	3,803,121
7,406	McKesson Corp. (Health Care)	2,718,002
8,997	Merck & Co., Inc. (Health Care)	767,984
15,879	Meta Platforms, Inc., Class A (Communication Services)*	2,587,165
46,898	Microsoft Corp. (Information Technology)	12,262,420
2,709	Mid-America Apartment Communities, Inc. REIT (Real Estate)	448,800
28,959	Mondelez International, Inc., Class A (Consumer Staples)	1,791,404
2,227	Monster Beverage Corp. (Consumer Staples)*	197,824
13,444	Moody’s Corp. (Financials)	3,825,087
17,290	Motorola Solutions, Inc. (Information Technology)	4,208,559
12,216	Nasdaq, Inc. (Financials)	727,218
13,114	Nestle SA (Consumer Staples)	1,539,630
47,420	NiSource, Inc. (Utilities)	1,399,364
4,513	Northrop Grumman Corp. (Industrials)	2,157,169
13,019	NortonLifeLock, Inc. (Information Technology)	294,099
7,151	NVIDIA Corp. (Information Technology)	1,079,372
1,427	Omnicom Group, Inc. (Communication Services)	95,466
3,205	Oracle Corp. (Information Technology)	237,651
11,378	O’Reilly Automotive, Inc. (Consumer Discretionary)*	7,931,831
9,154	Otis Worldwide Corp. (Industrials)	661,102

Common Stocks – (continued)
United States – (continued)
30,791	Paychex, Inc. (Information Technology)	3,797,762
30,273	PepsiCo, Inc. (Consumer Staples)	5,215,130
28,370	Pfizer, Inc. (Health Care)	1,283,175
34,824	Philip Morris International, Inc. (Consumer Staples)	3,325,344
17,867	PPL Corp. (Utilities)	519,572
24,168	Procter & Gamble Co. (The) (Consumer Staples)	3,333,734
7,447	Progressive Corp. (The) (Financials)	913,375
7,847	Prologis, Inc. REIT (Real Estate)	977,030
2,463	Public Service Enterprise Group, Inc. (Utilities)	158,519
4,127	Public Storage REIT (Real Estate)	1,365,335
19,029	Quest Diagnostics, Inc. (Health Care)	2,384,524
7,453	Raytheon Technologies Corp. (Industrials)	668,907
12,989	Realty Income Corp. REIT (Real Estate)	886,889
4,166	Regeneron Pharmaceuticals, Inc. (Health Care)*	2,420,696
21,154	Republic Services, Inc. (Industrials)	3,019,099
5,492	Roche Holding AG-BR (Health Care)	2,105,750
9,088	Roche Holding AG-Genusschein (Health Care)	2,936,990
1,158	Roper Technologies, Inc. (Information Technology)	466,188
1,802	Salesforce, Inc. (Information Technology)*	281,328
2,040	Sempra Energy (Utilities)	336,539
4,753	Sherwin-Williams Co. (The) (Materials)	1,103,171
18,639	Southern Co. (The) (Utilities)	1,436,508
35,332	SS&C Technologies Holdings, Inc. (Information Technology)	1,970,112
494	Stryker Corp. (Health Care)	101,369
1,449	Swiss Re AG (Financials)	113,105
23,196	Target Corp. (Consumer Discretionary)	3,719,247
16,472	Texas Instruments, Inc. (Information Technology)	2,721,339
407	Thermo Fisher Scientific, Inc. (Health Care)	221,945
26,704	TJX Cos., Inc. (The) (Consumer Discretionary)	1,664,994
8,986	Travelers Cos., Inc. (The) (Financials)	1,452,497
28,098	Tyson Foods, Inc., Class A (Consumer Staples)	2,118,027
785	UDR, Inc. REIT (Real Estate)	35,223
1,454	Union Pacific Corp. (Industrials)	326,438
710	United Parcel Service, Inc., Class B (Industrials)	138,102
11,111	UnitedHealth Group, Inc. (Health Care)	5,770,276
21,511	VeriSign, Inc. (Information Technology)*	3,919,734
67,195	Verizon Communications, Inc. (Communication Services)	2,809,423
6,463	Vertex Pharmaceuticals, Inc. (Health Care)*	1,821,015
3,057	Visa, Inc., Class A (Information Technology)	607,456

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
11,031	VMware, Inc., Class A (Information Technology)	$1,279,927
15,765	W R Berkley Corp. (Financials)	1,021,572
39,809	Walmart, Inc. (Consumer Staples)	5,276,683
1,601	Waste Connections, Inc. (Industrials)	223,548
24,746	Waste Management, Inc. (Industrials)	4,182,816
34,641	Williams Cos., Inc. (The) (Energy)	1,178,833
14,639	W.P. Carey, Inc. REIT (Real Estate)	1,230,115
8,185	W.W. Grainger, Inc. (Industrials)	4,542,184
3,104	Xcel Energy, Inc. (Utilities)	230,472
35,753	Yum! Brands, Inc. (Consumer Discretionary)	3,977,164
4,422	Zebra Technologies Corp., Class A (Information Technology)*	1,333,852
7,343	Zoetis, Inc. (Health Care)	1,149,400

		386,672,729

TOTAL INVESTMENTS – 99.7%
(Cost $611,056,466)		$556,714,166

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,397,619

NET ASSETS – 100.0%		$558,111,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector	% of Market Value
Information Technology	21.6%
Financials	15.2
Consumer Staples	13.7
Health Care	12.2
Consumer Discretionary	10.4
Industrials	10.4
Communication Services	7.7
Utilities	4.0
Real Estate	1.9
Energy	1.6
Materials	1.3

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2022

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $986,454,252, $13,551,458, $2,773,676,954 and $12,104,492, respectively)(a)	$1,019,345,060	$12,274,938	$2,707,803,017	$12,047,121

Investments in securities lending reinvestment vehicle, at value which equals cost	10,851,775	61,124	59,641,107	862,006

Cash	19,197,048	14,717	5,094,743	14,808

Foreign currency, at value (cost $797,840, $—, $230,661 and $—, respectively)	796,648	—	230,262	—

Variation margin on futures contracts	12,172	—	—	—

Receivables:

Investments sold	26,558,920	490,444	123,549,995	404,083

Dividends	2,996,996	28,628	7,073,420	15,414

Collateral on futures contracts	215,608	6,786	511,186	586

Foreign tax reclaims	36,450	65,238	4,181,901	1,465

Reimbursement from investment adviser	33,182	—	—	—

Securities lending income	12,433	47	47,809	84

Total assets	1,080,056,292	12,941,922	2,908,133,440	13,345,567

Liabilities:

Variation margin on futures contracts	—	815	74,715	53

Payables:

Investments purchased	37,968,693	512,458	127,744,385	422,058

Upon return of securities loaned	10,851,775	61,124	59,641,107	862,006

Foreign capital gains tax	4,710,745	—	—	—

Management fees	354,916	1,979	596,705	2,624

Foreign bank overdraft (cost $—, $642, $— and $53, respectively)	—	627	—	53

Accrued expenses	962,464	1,457	39,755	—

Total liabilities	54,848,593	578,460	188,096,667	1,286,794

Net Assets:

Paid-in capital	1,039,565,105	17,293,117	3,007,031,632	13,637,976

Total distributable loss	(14,357,406)	(4,929,655)	(286,994,859)	(1,579,203)

NET ASSETS	$1,025,207,699	$12,363,462	$2,720,036,773	$12,058,773
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	34,850,000	450,000	98,400,000	400,000

Net asset value per share:	$29.42	$27.47	$27.64	$30.15

(a)	Includes loaned securities having a market value of $10,222,440, $57,277, $55,201,321 and $763,312 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2022

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Assets:

Investments at value (cost $7,694,125, $(9,526,533,417), $(468,735,799) and $611,056,466, respectively)(a)	$6,474,231	$11,588,862,880	$470,795,843	$556,714,166

Investments in securities lending reinvestment vehicle, at value which equals cost	—	20,073,500	2,801,299	—

Cash	11,271	9,406,261	11,332,767	136,546

Foreign currency, at value (cost $—, $—, $— and $15,696, respectively)	—	—	—	15,703

Receivables:

Dividends	9,721	19,216,659	448,763	1,173,953

Reimbursement from investment adviser	4,494	—	—	—

Securities lending income	—	6,539	8,664	—

Investments sold	—	31,267,967	145,992	—

Collateral on futures contracts	—	—	689,700	—

Foreign tax reclaims	—	—	612	195,119

Fund shares sold	—	3,917,807	—	—

Total assets	6,499,717	11,672,751,613	486,223,640	558,235,487

Liabilities:

Variation margin on futures contracts	—	—	66,690	—

Payables:

Upon return of securities loaned	—	20,073,500	2,801,299	—

Investments purchased	—	3,908,496	—	106

Fund shares redeemed	—	31,342,456	—	—

Management fees	—	933,214	85,757	123,596

Accrued expenses	—	—	103	—

Total liabilities	—	56,257,666	2,953,849	123,702

Net Assets:

Paid-in capital	7,934,654	10,129,972,437	501,548,262	616,984,063

Total distributable earnings (loss)	(1,434,937)	1,486,521,510	(18,278,471)	(58,872,278)

NET ASSETS	$6,499,717	$11,616,493,947	$483,269,791	$558,111,785
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	200,000	148,252,500	8,650,000	14,700,000

Net asset value per share:	$32.50	$78.36	$55.87	$37.97

(a)	Includes loaned securities having a market value of $–, $19,576,550, $2,668,209 and $– for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,162,379, $101,675, $10,619,678 and $42,924, respectively)	$40,341,971	$533,697	$86,518,517	$312,311

Non cash dividend income	5,488,848	58,743	10,005,057	—

Securities lending income — unaffiliated issuer	191,387	6,490	949,937	1,348

Total investment income	46,022,206	598,930	97,473,511	313,659

Expenses:

Management fees	4,917,381	36,942	7,479,335	25,169

Custody, accounting and administrative services	953,794	—	—	—

Printing and mailing costs	157,463	—	—	—

Professional fees	111,967	—	—	—

Trustee fees	50,364	9,363	91,888	9,236

Shareholder meeting expense	2,715	—	—	160

Other	42,289	—	—	—

Total expenses	6,235,973	46,305	7,571,223	34,565

Less — expense reductions	(701,206)	—	—	—

Net expenses	5,534,767	46,305	7,571,223	34,565

NET INVESTMENT INCOME	40,487,439	552,625	89,902,288	279,094

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(14,278,743)	(556,166)	(109,543,632)	(647,512)

In-kind redemptions	1,631,509	644,518	28,658,572	—

Futures contracts	5,293	(9,410)	(1,700,360)	(2,732)

Foreign currency transactions	(731,435)	(5,981)	(1,255,044)	(15,638)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $4,710,745, $–, $– and $–, respectively)	(329,772,434)	(5,662,524)	(684,824,404)	(2,431,934)

Futures contracts	(8,434)	(2,937)	(699,376)	—

Foreign currency translations	(37,875)	(11,679)	(665,803)	(206)

Net realized and unrealized loss	(343,192,119)	(5,604,179)	(770,030,047)	(3,098,022)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(302,704,680)	$(5,051,554)	$(680,127,759)	$(2,818,928)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF*	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF**
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $42, $156,052, $7,966 and $634,507, respectively)	$73,647	$189,564,080	$6,319,517	$6,881,589

Securities lending income — unaffiliated issuer	47	193,039	73,328	—

Total investment income	73,694	189,757,119	6,392,845	6,881,589

Expenses:

Management fees	4,143	11,440,073	881,346	605,778

Trustee fees	6,079	367,330	21,230	11,387

Shareholder meeting expense	—	35,675	1,044	—

Total expenses	10,222	11,843,078	903,620	617,165

NET INVESTMENT INCOME	63,472	177,914,041	5,489,225	6,264,424

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(230,839)	(132,442,486)	(11,571,653)	(6,311,600)

In-kind redemptions	—	776,953,360	15,993,686	—

Futures contracts	—	2,794,530	(530,869)	—

Foreign currency transactions	—	(582)	—	(67,045)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(1,219,894)	(2,623,690,334)	(71,334,494)	(54,342,300)

Futures contracts	—	(498,672)	(38,563)	—

Foreign currency translations	—	—	—	(18,429)

Net realized and unrealized loss	(1,450,733)	(1,976,884,184)	(67,481,893)	(60,739,374)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,387,261)	$(1,798,970,143)	$(61,992,668)	$(54,474,950)

*	For the period December 13, 2021 (commencement of operations) through August 31, 2022.
**	For the period March 15, 2022 (commencement of operations) through August 31, 2022.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$40,487,439	$28,374,315	$552,625	$460,405

Net realized gain (loss)	(13,373,376)	299,505,967	72,961	279,554

Net change in unrealized gain (loss)	(329,818,743)	(6,490,407)	(5,677,140)	4,206,895

Net increase (decrease) in net assets resulting from operations	(302,704,680)	321,389,875	(5,051,554)	4,946,854

Distributions to shareholders:

From distributable earnings	(53,609,786)	(31,408,924)	(658,039)	(469,425)

From share transactions:

Proceeds from sales of shares	46,098,249	267,346,093	1,790,294	—

Cost of shares redeemed	(52,865,514)	(879,514,184)	(4,610,459)	—

Net decrease in net assets resulting from share transactions	(6,767,265)	(612,168,091)	(2,820,165)	—

TOTAL INCREASE (DECREASE)	(363,081,731)	(322,187,140)	(8,529,758)	4,477,429

Net assets:

Beginning of year	$1,388,289,430	$1,710,476,570	$20,893,220	$16,415,791

End of year	$1,025,207,699	$1,388,289,430	$12,363,462	$20,893,220

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$89,902,288	$52,804,228	$279,094	$348,150

Net realized gain (loss)	(83,840,464)	6,273,922	(665,882)	1,910,900

Net change in unrealized gain (loss)	(686,189,583)	477,457,409	(2,432,140)	1,170,747

Net increase (decrease) in net assets resulting from operations	(680,127,759)	536,535,559	(2,818,928)	3,429,797

Distributions to shareholders:

From distributable earnings	(93,382,329)	(47,566,749)	(285,200)	(325,392)

From share transactions:

Proceeds from sales of shares	495,342,351	860,704,407	—	—

Cost of shares redeemed	(95,030,975)	—	—	(7,502,475)

Net increase (decrease) in net assets resulting from share transactions	400,311,376	860,704,407	—	(7,502,475)

TOTAL INCREASE (DECREASE)	(373,198,712)	1,349,673,217	(3,104,128)	(4,398,070)

Net assets:

Beginning of year	$3,093,235,485	$1,743,562,268	$15,162,901	$19,560,971

End of year	$2,720,036,773	$3,093,235,485	$12,058,773	$15,162,901

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF
	For the Period December 13, 2021* to August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$63,472	$177,914,041	$145,156,213

Net realized gain (loss)	(230,839)	647,304,822	746,188,521

Net change in unrealized gain (loss)	(1,219,894)	(2,624,189,006)	2,324,876,490

Net increase (decrease) in net assets resulting from operations	(1,387,261)	(1,798,970,143)	3,216,221,224

Distributions to shareholders:

From distributable earnings	(47,676)	(174,777,118)	(138,466,225)

From share transactions:

Proceeds from sales of shares	7,934,654	1,516,359,247	1,810,335,563

Cost of shares redeemed	—	(1,695,965,517)	(1,546,137,807)

Net increase (decrease) in net assets resulting from share transactions	7,934,654	(179,606,270)	264,197,756

TOTAL INCREASE (DECREASE)	6,499,717	(2,153,353,531)	3,341,952,755

Net assets:

Beginning of year	$—	$13,769,847,478	$10,427,894,723

End of year	$6,499,717	$11,616,493,947	$13,769,847,478

*	Commencement of operations.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Small Cap Equity ETF		ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Period March 15, 2022* to August 31, 2022
From operations:

Net investment income	$5,489,225	$2,761,059	$6,264,424

Net realized gain (loss)	3,891,164	30,941,317	(6,378,645)

Net change in unrealized gain (loss)	(71,373,057)	64,943,544	(54,360,729)

Net increase (decrease) in net assets resulting from operations	(61,992,668)	98,645,920	(54,474,950)

Distributions to shareholders:

From distributable earnings	(5,603,655)	(2,434,684)	(4,397,328)

From share transactions:

Proceeds from sales of shares	176,204,999	224,466,695	616,984,063

Cost of shares redeemed	(37,882,026)	(60,618,621)	—

Net increase in net assets resulting from share transactions	138,322,973	163,848,074	616,984,063

TOTAL INCREASE	70,726,650	260,059,310	558,111,785

Net assets:

Beginning of year	$412,543,141	$152,483,831	$—

End of year	$483,269,791	$412,543,141	$558,111,785

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$39.33	$33.28	$31.12		$32.98	$33.73

Net investment income(a)	1.13	0.67	0.80	(b)	0.75	0.77

Net realized and unrealized gain (loss)	(9.55)	6.07	2.17		(1.79)	(0.84)

Total gain (loss) from investment operations	(8.42)	6.74	2.97		(1.04)	(0.07)

Distributions to shareholders from net investment income	(1.49)	(0.69)	(0.81)		(0.82)	(0.68)

Net asset value, end of year	$29.42	$39.33	$33.28		$31.12	$32.98

Market price, end of year	$29.03	$39.16	$33.28		$31.14	$32.87

Total Return at Net Asset Value(c)	(21.97)%	20.49%	9.55%		(3.21)%	(0.28)%

Net assets, end of year (in 000’s)	$1,025,208	$1,388,289	$1,710,477		$1,699,201	$1,688,540

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%		0.45%	0.45%

Ratio of total expenses to average net assets	0.51%	0.51%	0.52%		0.51%	0.51%

Ratio of net investment income to average net assets	3.29%	1.76%	2.55	%(b)	2.37%	2.19%

Portfolio turnover rate(d)	18%	46%	38%		28%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$37.99	$29.85	$28.59	$30.82	$30.39

Net investment income(a)	1.01	0.84	0.58	0.89	0.95

Net realized and unrealized gain (loss)	(10.29)	8.15	1.27	(1.84)	0.37

Total gain (loss) from investment operations	(9.28)	8.99	1.85	(0.95)	1.32

Distributions to shareholders from net investment income	(1.24)	(0.85)	(0.59)	(1.28)	(0.89)

Net asset value, end of year	$27.47	$37.99	$29.85	$28.59	$30.82

Market price, end of year	$27.26	$38.05	$29.81	$28.62	$30.73

Total Return at Net Asset Value(b)	(24.81)%	30.45%	6.69%	(3.15)%	4.40%

Net assets, end of year (in 000’s)	$12,363	$20,893	$16,416	$18,584	$73,963

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.98%	2.47%	2.01%	3.07%	3.02%

Portfolio turnover rate(c)	19%	19%	18%	17%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$35.76	$28.72	$27.70	$29.42	$28.38

Net investment income(a)	0.96	0.75	0.57	0.86	0.76

Net realized and unrealized gain (loss)	(8.07)	6.97	1.05	(1.78)	1.02

Total gain (loss) from investment operations	(7.11)	7.72	1.62	(0.92)	1.78

Distributions to shareholders from net investment income	(1.01)	(0.68)	(0.60)	(0.80)	(0.74)

Net asset value, end of year	$27.64	$35.76	$28.72	$27.70	$29.42

Market price, end of year	$27.52	$35.75	$28.63	$27.73	$29.45

Total Return at Net Asset Value(b)	(20.18)%	27.12%	5.96%	(3.09)%	6.30%

Net assets, end of year (in 000’s)	$2,720,037	$3,093,235	$1,743,562	$1,545,601	$1,094,462

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.97%	2.31%	2.08%	3.10%	2.56%

Portfolio turnover rate(c)	18%	21%	20%	17%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$37.91	$32.60	$30.59	$32.99	$30.71

Net investment income(a)	0.70	0.60	0.66	0.82	0.54

Net realized and unrealized gain (loss)	(7.75)	5.25	2.15	(2.29)	2.36

Total gain (loss) from investment operations	(7.05)	5.85	2.81	(1.47)	2.90

Distributions to shareholders from net investment income	(0.71)	(0.54)	(0.80)	(0.93)	(0.62)

Net asset value, end of year	$30.15	$37.91	$32.60	$30.59	$32.99

Market price, end of year	$29.78	$37.75	$32.51	$30.52	$32.90

Total Return at Net Asset Value(b)	(18.76)%	18.02%	9.15%	(4.32)%	9.42%

Net assets, end of year (in 000’s)	$12,059	$15,163	$19,561	$24,468	$52,778

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.03%	1.64%	2.09%	2.64%	1.62%

Portfolio turnover rate(c)	21%	21%	18%	33%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® Paris- Aligned Climate U.S. Large Cap Equity ETF
	For the Period December 13, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$39.67

Net investment income(a)	0.32

Net realized and unrealized loss	(7.25)

Total loss from investment operations	(6.93)

Distributions to shareholders from net investment income	(0.24)

Net asset value, end of period	$32.50

Market price, end of period	$32.55

Total Return at Net Asset Value(b)	(17.52)%

Net assets, end of period (in 000’s)	$6,500

Ratio of total expenses to average net assets	0.20	%(c)

Ratio of net investment income to average net assets	1.24	%(c)

Portfolio turnover rate(d)	19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$90.95	$70.70	$59.09	$58.75	$49.16

Net investment income(a)	1.17	0.96	1.06	1.03	0.96

Net realized and unrealized gain (loss)	(12.61)	20.21	11.62	0.30	9.56

Total gain (loss) from investment operations	(11.44)	21.17	12.68	1.33	10.52

Distributions to shareholders from net investment income	(1.15)	(0.92)	(1.07)	(0.99)	(0.93)

Net asset value, end of year	$78.36	$90.95	$70.70	$59.09	$58.75

Market price, end of year	$78.33	$90.91	$70.61	$59.07	$58.75

Total Return at Net Asset Value(b)	(12.70)%	30.21%	21.81%	2.42%	21.65%

Net assets, end of year (in 000’s)	$11,616,494	$13,769,847	$10,427,895	$6,606,050	$3,980,297

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.36%	1.22%	1.72%	1.82%	1.78%

Portfolio turnover rate(c)	12%	16%	17%	16%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2022		2021		2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$64.97		$43.57		$42.84	$49.49	$39.65

Net investment income(a)	0.74	(b)	0.53	(c)	0.51	0.57	0.56

Net realized and unrealized gain (loss)	(9.07)		21.35		0.78	(6.66)	9.79

Total gain (loss) from investment operations	(8.33)		21.88		1.29	(6.09)	10.35

Distributions to shareholders from net investment income	(0.77)		(0.48)		(0.56)	(0.56)	(0.51)

Net asset value, end of year	$55.87		$64.97		$43.57	$42.84	$49.49

Market price, end of year	$55.92		$64.94		$43.63	$42.84	$49.55

Total Return at Net Asset Value(d)	(12.95)%		50.45%		3.13%	(12.28)%	26.28%

Net assets, end of year (in 000’s)	$483,270		$412,543		$152,484	$96,399	$47,014

Ratio of total expenses to average net assets	0.20%		0.20%		0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.22	%(b)	0.90	%(c)	1.21%	1.32%	1.24%

Portfolio turnover rate(e)	20%		25%		20%	20%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Period March 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.57

Net investment income(a)	0.47

Net realized and unrealized loss	(2.76)

Total loss from investment operations	(2.29)

Distributions to shareholders from net investment income	(0.31)

Net asset value, end of period	$37.97

Market price, end of period	$37.98

Total Return at Net Asset Value(b)	(5.65)%

Net assets, end of period (in 000’s)	$558,112

Ratio of total expenses to average net assets	0.25	%(c)

Ratio of net investment income to average net assets	2.54	%(c)

Portfolio turnover rate(d)	13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (“ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (“ActiveBeta® World Low Vol Plus Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, which are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any

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foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$42,005,841	$—	$—

Asia	847,814,402	23,474,559	397,461	(b)

Europe	16,394,369	—	—

North America	30,913,086	—	—

South America	43,419,041	14,926,301	—

Securities Lending Reinvestment Vehicle	10,851,775	—	—

Total	$991,398,514	$38,400,860	$397,461

Derivative Type

Liabilities(c)

Futures Contracts	$(8,434)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian positions for which GSAM has determined include significant unobservable inputs as of August 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, August 31, 2021, they were classified as Level 1.
(c)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$30,764	$—	$—

Asia	59,391	—	—

Europe	10,826,378	81,383	—

North America	1,112,010	—	—

Oceania	151,551	—	—

South America	13,461	—	—

Securities Lending Reinvestment Vehicle	61,124	—	—

Total	$12,254,679	$81,383	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(997)	$—	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$5,683,458	$—	$—

Asia	670,953,323	—	—

Europe	1,341,339,603	11,041,089	—

North America	469,312,711	2,031,575	—

Oceania	202,962,306	—	—

South America	4,478,952	—	—

Securities Lending Reinvestment Vehicle	59,641,107	—	—

Total	$2,754,371,460	$13,072,664	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(699,376)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$12,047,121	$—	$—

Securities Lending Reinvestment Vehicle	862,006	—	—

Total	$12,909,127	$—	$—

ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$6,474,231	$—	$—

Total	$6,474,231	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$11,588,862,880	$—	$—

Securities Lending Reinvestment Vehicle	20,073,500	—	—

Total	$11,608,936,380	$—	$—

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$505,576	$—	$—

Asia	2,012,609	—	—

Europe	1,962,725	—	—

North America	465,628,975	3,666	—

South America	682,292	—	—

Securities Lending Reinvestment Vehicle	2,801,299	—	—

Total	$473,593,476	$3,666	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Futures Contracts	$12,093	$—	$—

ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$45,365,509	$—	$—

Europe	83,802,752	—	—

North America	412,444,066	—	—

Oceania	15,101,839	—	—

Total	$556,714,166	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Variation Margin on Futures Contracts	$(8,434)
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	Variation Margin on Futures Contracts	(997)
Equity	Goldman Sachs ActiveBeta® International Equity ETF	Variation Margin on Futures Contracts	(699,376)
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Variation Margin on Futures Contracts	12,093

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$5,293	$(8,434)
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	(9,410)	(2,937)
Equity	Goldman Sachs ActiveBeta® International Equity ETF	1,700,360	(699,376)
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	(2,732)	—
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	2,794,530	(498,672)
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	(530,869)	(38,563)

For the fiscal year ended August 31, 2022, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	78
Goldman Sachs ActiveBeta® Europe Equity ETF	3
Goldman Sachs ActiveBeta® International Equity ETF	80
Goldman Sachs ActiveBeta® Japan Equity ETF	5
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	62
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	52

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2022, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%
ActiveBeta® World Low Vol Plus Equity ETF	0.25%

For the fiscal year ended August 31, 2022, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2022, these expense reimbursements amounted to $701,206.

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,200,000	$45,853,209	6,800,000	$265,763,520
Shares Redeemed	(1,650,000)	(52,865,514)	(22,900,000)	(879,193,841)

NET DECREASE IN SHARES	(450,000)	$(7,012,305)	(16,100,000)	$(613,430,321)

	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,790,247	—	$—
Shares Redeemed	(150,000)	(4,610,459)	—	—

NET DECREASE IN SHARES	(100,000)	$(2,820,212)	—	$—

	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	15,100,000	$495,288,336	25,800,000	$860,606,084
Shares Redeemed	(3,200,000)	(95,030,974)	—	—

NET INCREASE IN SHARES	11,900,000	$400,257,362	25,800,000	$860,606,084

	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	—	$—
Shares Redeemed	—	—	(200,000)	(7,502,453)

NET DECREASE IN SHARES	—	$—	(200,000)	$(7,502,453)

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Notes to Financial Statements (continued)

August 31, 2022

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	200,001	$7,934,694	—	$—
Shares Redeemed	(1)	(40)	—	—

NET DECREASE IN SHARES	200,000	$7,934,654	—	$—

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	17,200,000	$1,516,359,247	22,700,000	$1,810,334,871
Shares Redeemed	(20,350,000)	(1,695,965,517)	(18,800,000)	(1,546,137,808)

NET INCREASE IN SHARES	(3,150,000)	$(179,606,270)	3,900,000	$264,197,063

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,950,000	$176,204,999	3,800,000	$224,465,356
Shares Redeemed	(650,000)	(37,882,026)	(950,000)	(60,618,621)

NET INCREASE IN SHARES	2,300,000	$138,322,973	2,850,000	$163,846,735

	ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	14,700,000	$616,984,063	—	$—
Shares Redeemed	—	—	—	—

NET INCREASE IN SHARES	14,700,000	$616,984,063	—	$—

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7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$218,605,854	$235,021,084
ActiveBeta® Europe Equity ETF	3,399,768	3,480,886
ActiveBeta® International Equity ETF	571,559,375	530,523,831
ActiveBeta® Japan Equity ETF	2,873,954	2,882,851
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	1,397,343	1,396,925
ActiveBeta® U.S. Large Cap Equity ETF	1,581,861,098	1,564,265,806
ActiveBeta® U.S. Small Cap Equity ETF	100,298,000	89,779,312
ActiveBeta® World Low Vol Plus Equity ETF	78,745,429	72,331,762

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$3,199,262	$10,389,406
ActiveBeta® Europe Equity ETF	1,764,893	4,575,043
ActiveBeta® International Equity ETF	443,149,143	93,102,591
ActiveBeta® Japan Equity ETF	—	—
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	7,927,747	—
ActiveBeta® U.S. Large Cap Equity ETF	1,481,235,171	1,662,892,663
ActiveBeta® U.S. Small Cap Equity ETF	157,818,504	37,624,227
ActiveBeta® World Low Vol Plus Equity ETF	611,142,456	—

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

August 31, 2022

8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2022
ActiveBeta® Emerging Markets Equity ETF	$8,722,462	$125,816,478	$(123,687,165)	$10,851,775
ActiveBeta® Europe Equity ETF	184,641	5,378,010	(5,501,527)	61,124
ActiveBeta® International Equity ETF	37,762,053	623,069,473	(601,190,419)	59,641,107
ActiveBeta® Japan Equity ETF	82,494	4,601,560	(3,822,048)	862,006
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF*	—	73,148	(73,148)	—
ActiveBeta® U.S. Large Cap Equity ETF	9,566,002	249,967,630	(239,460,132)	20,073,500
ActiveBeta® U.S. Small Cap Equity ETF	5,108,816	38,272,436	(40,579,953)	2,801,299

*	Beginning value is as of December 13, 2021 (commencement of operations) for ActiveBeta Paris-Aligned Climate U.S. Large Cap Equity ETF.

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9. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	Fiscal Year Ended August 31, 2022
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Distributions paid from:
Ordinary Income	$53,609,786	$658,039	$93,382,329	$285,200	$47,676	$174,777,118	$5,603,655	$4,397,328
Total taxable distributions	$53,609,786	$658,039	$93,382,329	$285,200	$47,676	$174,777,118	$5,603,655	$4,397,328

	Fiscal Year Ended August 31, 2021
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Distributions paid from:
Ordinary Income	$31,408,924	$469,425	$47,566,749	$325,392	$—	$138,466,225	$2,434,684	$—
Total taxable distributions	$31,408,924	$469,425	$47,566,749	$325,392	$—	$138,466,225	$2,434,684	$—

As of August 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Undistributed ordinary income—net	$6,814,704	$40,229	$10,949,380	$—	$15,796	$30,968,860	$365,901	$1,867,096
Total undistributed earnings	$6,814,704	$40,229	$10,949,380	$—	$15,796	$30,968,860	$365,901	$1,867,096
Capital loss carryforwards(1):
Perpetual Short-Term	$(18,537,592)	$(908,605)	$(32,894,979)	$(352,828)	$—	$(204,920,817)	$(11,445,206)	$—
Perpetual Long-Term	—	(2,093,602)	(70,797,369)	(447,827)	—	(218,687,721)	(2,653,039)	—
Timing differences (Post October Capital Loss Deferral/Late Year Ordinary Loss Deferral)	(15,871,468)	(620,899)	(115,057,817)	(671,682)	(230,446)	(101,511,677)	—	(5,625,554)
Unrealized gains (losses)—net	13,236,950	(1,346,778)	(79,194,072)	(106,866)	(1,220,287)	1,980,672,865	(4,546,127)	(55,113,820)
Total accumulated earnings (losses) net	$(14,357,406)	$(4,929,655)	$(286,994,857)	$(1,579,203)	$(1,434,937)	$1,486,521,510	$(18,278,471)	$(58,872,278)

(1)	The ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, and ActiveBeta® U.S. Large Cap Equity ETF, utilized $454, $22,400, $40,928 and $513,181 respectively, of capital losses in the current fiscal year.

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Notes to Financial Statements (continued)

August 31, 2022

9. TAX INFORMATION (continued)

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF*	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF**
Tax Cost	$1,012,217,799	$13,671,700	$2,845,177,242	$13,015,737	$7,694,518	$9,628,263,515	$478,155,362	$611,809,557
Gross unrealized gain	211,733,554	1,351,639	307,462,886	1,397,955	126,123	2,043,444,802	64,092,371	7,435,834
Gross unrealized loss	(198,496,604)	(2,698,417)	(386,656,958)	(1,504,821)	(1,346,410)	(62,771,937)	(68,638,498)	(62,549,654)
Net unrealized gains (losses)	$13,236,950	$(1,346,778)	$(79,194,072)	$(106,866)	$(1,220,287)	$1,980,672,865	$(4,546,127)	$(55,113,820)

*	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF commenced operations on December 13, 2021.
**	ActiveBeta® World Vol Equity ETF commenced operations on March 15, 2022.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of partnership investments, and passive foreign investment company investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
ActiveBeta® Emerging Markets Equity ETF	$1,059,102	$(1,059,102)
ActiveBeta® Europe Equity ETF	$567,560	$(567,560)
ActiveBeta® International Equity ETF	$26,783,340	$(26,783,340)
ActiveBeta® Japan Equity ETF	$—	$—
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	$—	$—
ActiveBeta® U.S. Large Cap Equity ETF	$765,767,626	$(765,767,626)
ActiveBeta® U.S. Small Cap Equity ETF	$15,541,995	$(15,541,995)
ActiveBeta® World Vol Equity ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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10. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index. Furthermore, the index providers for the reference indices upon which the Funds’ Indexes are based may delay or change a scheduled rebalancing or reconstitution of an index or the implementation of certain rules at their sole discretion. In such circumstances, a Fund, in replicating the composition of an index, may have more or less exposure to a particular sector or individual company than had the index been constructed in accordance with its stated methodology.

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Notes to Financial Statements (continued)

August 31, 2022

10. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. The ActiveBeta® Emerging Markets Equity ETF has limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and the current environment could impair the ability of the Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the

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12. OTHER MATTERS (continued)

sanctions and the Russia-Ukraine conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on the Funds.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF, and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	For the year ended August 31, 2022	For the two years ended August 31, 2022	For each of the five years in the period ended August 31, 2022
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	For the period December 13, 2021 (commencement of operations) through August 31, 2022
ActiveBeta® World Low Vol Plus Equity ETF	For the period March 15, 2022 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

140

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Cheryl K. Beebe	264,924,160	15,294,512	0

Lawrence Hughes	279,548,931	669,741	0

John F. Killian	264,883,857	15,334,814	0

Steven D. Krichmar	279,552,751	665,920	0

Linda A. Lang	279,620,511	598,160	0

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Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on March 15, 2022. At a meeting held on December 1, 2021 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund would operate, the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF. The Trustees noted that no license fees would be payable to the

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GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (Unaudited) (continued)

Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (e) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for an initial two-year period from its effective date.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Month Period Ended 8/31/2022 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from from March 1, 2022 through August 31, 2022, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF				ActiveBeta® Japan Equity ETF
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**
Actual based on NAV	$1,000	$853.70		$2.10	$1,000	$825.69		$1.15	$1,000	$859.40		$1.17	$1,000	$879.00		$1.18
Hypothetical 5% return	1,000	1,022.94	+	2.29	1,000	1,023.95	+	1.28	1,000	1,023.95	+	1.28	1,000	1,023.95	+	1.28
	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF				ActiveBeta® World Low Vol Plus Equity ETF
	Beginning Account Value 12/13/21	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid**	Beginning Account Value 3/15/22	Ending Account Value 8/31/22		Expenses Paid***
Actual based on NAV	$1,000	$892.61		$0.95	$1,000	$912.98		$0.43	$1,000	$908.86		$0.96	$1,000	$943.50		$1.13
Hypothetical 5% return	1,000	1,024.20	+	1.02	1,000	1,024.75	+	0.46	1,000	1,024.20	+	1.02	1,000	1,022.12	+	1.18

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on December 13, 2021. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 262/365, which represents a period of 78 days of a 365 day year (to reflect the Fund’s commencement of operation).

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

***	The Fund commenced operations on March 15, 2022. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 170/365, which represents a period of 78 days of a 365 day year (to reflect the Fund’s commencement of operations).

Fund
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.45%
Goldman Sachs ActiveBeta® Europe Equity ETF	0.25
Goldman Sachs ActiveBeta® International Equity ETF	0.25
Goldman Sachs ActiveBeta® Japan Equity ETF	0.25
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	0.09
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	0.20
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	0.25

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ActiveBeta ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2022, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.9244, $0.8317, $0.5623 and $0.9741 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF was 83.15%, 79.20%, 83.94% and 95.55%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF to foreign countries was $0.1760, $0.1078, $0.0569, and $0.1491 per share, respectively.

For the fiscal year ended August 31, 2022, 44.29%, 74.22%, 79.11%, 98.55%, 100%, 82.62%, 100% and 100% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF, ActiveBeta® Paris-Aligned Climate US Large Cap Equity ETF, and ActiveBeta® World Low Vol Plus Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2022, 98.06%, 90.89%, 100% and 43.77% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF, ActiveBeta® Paris-Aligned Climate US Large Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2022, 8.69% of the dividend paid from net investment company taxable income by ActiveBeta® U.S. Small Cap Equity ETF qualifies as section 199A dividends.

149

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“Russell”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

Solactive US Large Cap Index intends to track the performance of the large cap segment in the United States. Constituents are selected and weighted based on free-float market capitalization. The index is calculated as a total return index in USD and reconstituted semi-annually with quarterly IPO reviews.

Solactive GBS Developed Markets Large & Mid Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the developed European market. It is calculated as a total return index in EUR and weighted by free-float market capitalization.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

© 2022 Goldman Sachs. All rights reserved. 294224- OTU-10/2022 ACTBETAAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Goldman Sachs Equity ETFs
Bloomberg Clean Energy Equity ETF (GCLN)
Equal Weight U.S. Large Cap Equity ETF (GSEW)
Hedge Industry VIP ETF (GVIP)
Innovate Equity ETF (GINN)
JUST U.S. Large Cap Equity ETF (JUST)

Goldman Sachs Equity ETFs

∎	BLOOMBERG CLEAN ENERGY EQUITY ETF (GCLN)

∎	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF (GSEW)

∎	HEDGE INDUSTRY VIP ETF (GVIP)

∎	INNOVATE EQUITY ETF (GINN)

∎	JUST U.S. LARGE CAP EQUITY ETF (JUST)

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Bloomberg Clean Energy Equity ETF

Principal Investment Strategies

The Goldman Sachs Bloomberg Clean Energy Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”) is designed to deliver exposure to companies that are expected to have a significant impact on energy decarbonization through their exposure to clean energy which includes, but is not limited to, clean power infrastructure (generation, transmission and distribution), solar energy, wind energy, energy storage, hydrogen energy, energy digitalization and bioenergy. The Index is a free float-adjusted market capitalization-weighted index designed to identify relevant companies using curated data acquired from a variety of sources by Bloomberg Professional Services (the “Index Provider”). Some of the clean energy companies in which the Fund invests may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons). The Index Provider constructs the Index in accordance with a rules-based methodology that involves three steps.

Step 1 — In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by identifying securities that are constituents of the Bloomberg Global Equity Index and classified to be within clean energy sectors by Bloomberg New Energy Finance (“BNEF”). BNEF is a strategic research provider covering global commodity markets and the disruptive technologies driving the transition to a low-carbon economy.

Step 2 — In the second step, the Index Provider screens the Universe for thematic relevance to clean energy and estimates the proportion of an issuer’s value attributable to clean energy activities. The Index Provider’s estimates are based on quarterly data reviews by sector specialists using reported segment revenues, along with any other available metrics such as segmented earnings before interest, taxes, depreciation and amortization (“EBITDA”), alignment with the European Union’s Taxonomy Regulation, current and planned activities of the issuer, and expected growth of clean energy-relevant business lines relative to other business lines.

Thematic relevance is then divided into four categories based on percentage of a company’s value attributed to clean energy activities: A4 (Minor Driver of Decarbonization) – 10% or Less, A3 (Moderate Driver of Decarbonization) – 10% to 24%, A2 (Considerable Driver of Decarbonization) – 25% to 49% and A1 (Main Driver of Decarbonization) – 50% to 100%. Securities of issuers within category A4 (Minor) or Environmental, Social, and Governance (“ESG”)-controversial securities, and securities with high carbon impact and poor mitigation plans are excluded from the Index.

Step 3 — In the third step, the Index constituents are grouped by thematic relevance categories to maximize relevance and impact. Each thematic category is assigned a weighting to maximize exposure to securities with the greatest impact to de-carbonization as follows:

∎	60% of the Index weight is in securities classified as A1 (Main Driver of Decarbonization).

∎	30% of the Index weight is in securities classified as A2 (Considerable Driver of Decarbonization).

∎	10% of the index weight is in securities classified as A3 (Moderate Driver of Decarbonization).

Within each category, the weight for a single security is capped at a specified level that varies by category. Any excess weight resulted from capping is redistributed proportionally across the remaining uncapped securities in the Index.

The Index is normally rebalanced and reconstituted quarterly in March, June, September, and December.

As of August 31, 2022, the Index consisted of 187 securities with a market capitalization range of between approximately $736.1 million and $863.6 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each country or geographic region at all times.

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have

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INVESTMENT PROCESS

within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, the Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. the period from the Fund’s inception on February 8, 2022 through August 31, 2022, we believed that static, clean energy indices developed by index generalists may be missing investment opportunities. To solve for this, the Fund’s underlying index was designed by energy specialists at Goldman Sachs and BNEF to evolve with the low carbon transition. The Fund’s dynamic index leverages BNEF’s more than 200 research analysts to provide exposure to growth-oriented pure-play and “transitioning” clean energy companies.

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INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) is designed to measure the performance of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2022, the Index consisted of 489 securities with a market capitalization range of between approximately $7.3 billion and $2,526.6 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is normally rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2022, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

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INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is normally reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2022, the Index consisted of 50 securities with a market capitalization range of between approximately $3.6 billion and $2,206.9 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2022, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly 13F filings of hedge funds and identifying stocks that appear among top holdings the most frequently. Through an efficient implementation, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

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INVESTMENT PROCESS

Goldman Sachs Innovate Equity ETF

Principal Investment Strategies

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Solactive Innovative Global Equity Index (the “Index”) is designed to deliver exposure to companies that may benefit from technological innovation and the resulting changes in the economy across five key themes (the “Key Themes”) that are potential drivers of changes in the economy. Each Key Theme is divided into multiple sub-themes (the “Sub-Themes”). The Key Themes are:

Data-Driven World Theme — Companies that are positioned to potentially benefit from the unprecedented proliferation of data, capitalizing on data storage, security and analysis as well as artificial intelligence and machine learning.

Finance Reimagined Theme — Companies that are positioned to potentially benefit from the evolving financial landscape, from the digitization of traditional financial services to the development of blockchain technology.

Human Evolution Theme — Companies that are positioned to potentially benefit from advances in medical treatment and technology, from robotic surgery and precision medicine to gene therapy and care for an older population.

Manufacturing Revolution Theme — Companies that are positioned to potentially benefit from the technology-driven transformation of the manufacturing industry, including the emergence of new processes, products and energy sources.

New Age Consumer Theme — Companies that are positioned to potentially benefit from structural shifts in the way we consume goods and services due to changes in demographics, technology and consumer preferences.

The Index is comprised entirely of securities that compose the Solactive Data Driven World Index, the Solactive Finance Reimagined Index, the Solactive Human Evolution Index, the Solactive Manufacturing Revolution Index, and the Solactive New Age Consumer Index (the “Solactive Thematic Indexes”), which are designed to provide exposure to the Data Driven World Theme, the Finance Reimagined Theme, the Human Evolution Theme, the Manufacturing Revolution Theme and the New Age Consumer Theme, respectively. The weight of each index constituent within the Index is equal to the average weight of such index constituent across the Solactive Thematic Indexes, subject to specified minimum and maximum weights.

Solactive AG (the “Index Provider”) determines the components of each Solactive Thematic Index in accordance with a rules-based methodology that involves four steps. The following index methodology applies to each Solactive Thematic Index.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”). The Universe is comprised of companies that meet all the below criteria:

∎	The company’s primary listing must be on a regulated stock exchange approved by the Index Provider;

∎	The company’s stock must have an average daily trading volume over the most recent 1-month period (“ADTV”) of at least $1,000,000 in U.S. dollars;

∎	The company must have a total market capitalization of at least $500,000,000 in U.S. dollars; and

∎	The company must not be classified as within certain industries by the FactSet Industries and Economic Sectors classification in order to minimize non-theme-relevant exposures in the Index.

Step 2

In the second step, the Index Provider screens publicly available information, such as financial news, business profiles and company publications, using keywords that describe the Key Theme and its proprietary natural language processing algorithm to identify companies within the Universe that have or are expected to have significant exposure to a Sub-Theme. In addition,

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INVESTMENT PROCESS

additional company and/or third-party information is screened in order to verify a company’s relevance to at least one of the Sub-Themes. Securities of issuers whose relevance to at least one of the Sub-Themes cannot be verified is removed from the Universe.

Step 3

In the third step, each company identified in Step 2 is assigned a thematic relevance score with respect to each Sub-Theme. For each Sub-Theme, the Index Provider identifies 50 companies with the highest thematic relevance scores. The Index Provider then combines the thematic relevance scores for all Sub-Themes of each company identified to calculate such company’s overall score. The top 100 companies with the highest overall scores are included in the Solactive Thematic Index. In addition, certain buffer rules are applied to prevent excessive turnover.

Step 4

In the fourth step, the Index Provider calculates a thematic beta for each index constituent, which is a quantitative measurement of the exposure of the index constituents to the applicable Key Theme. Index constituents are then weighted according to a function of its market capitalization and thematic beta, subject to specified minimum and maximum weights.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index is normally rebalanced quarterly on the third Friday of each January, April, July and October.

* * *

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2022, the pace of technological innovation was faster than ever before, creating significant disruption across industries as new entrants and business models emerged and incumbents faced the threat of being dislodged. In our view, the Fund presented an attractive long-term opportunity, as we thought its underlying secular growth Key Themes and Sub-Themes would drive the financial markets during the coming decades. We believed fundamentally sound companies that could benefit from these Key Themes and Sub-Themes may be well-positioned to outperform. Although the Fund’s growth style and its exposure to the emerging markets can lead to short-term volatility, we remained confident overall in the long-term strength of these Key Themes and Sub-Themes at the end of the Reporting Period.

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INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of August 31, 2022, the Index consisted of 446 securities with a market capitalization range of between approximately $1.7 billion and $2,206.9 billion. The Index is normally reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology providers for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

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INVESTMENT PROCESS

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2022, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 150,000 data points across 66 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

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PORTFOLIO RESULTS

Effective on April 4, 2022, Jamie McGregor no longer served as a portfolio manager for the Funds. In addition, effective the same date, Matthew Maillet served as a portfolio manager for the Funds. Effective June 17, 2022, Matthew Maillet no longer served as a portfolio manager for the Funds. Raj Garigipati, Managing Director, continues to serve as a portfolio manager for the Funds, as he has since their inception. By design, all investment decisions for the Funds are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision make has been a cornerstone of our approach and helps to ensure continuity in the Funds.

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PORTFOLIO RESULTS

Goldman Sachs Bloomberg Clean Energy Equity ETF

Investment Objective

The Goldman Sachs Bloomberg Clean Energy Equity ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on February 8, 2022 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.45% based on net asset value (“NAV”) and 0.33% based on market price. The Index returned 1.40% during the same period.

The Fund had an NAV of $39.60 on February 8, 2022 and ended the Reporting Period with an NAV of $39.57 per share. The Fund’s market price on August 31, 2022 was $39.52 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Index posted a positive absolute return but underperformed the Index, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, materials and consumer discretionary sectors detracted most from the Index’s results during the Reporting Period. Partially offsetting these detractors were Index constituents in the information technology, consumer staples and energy sectors, which contributed positively to the Index’s results during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Enel, an Italy-based utilities company; Schneider Electric, a France-based industrials company; and Contemporary Amperex Technology, a China-based industrial company detracted most (1.76%, 2.10% and 0.00%[1] of Fund net assets as of August 31, 2022, respectively). Each of these companies posted a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Positions in Enphase Energy, a U.S.-based information technology company; NextEra, a U.S.-based utilities company; and First Solar, a U.S.-based information technology company contributed most positively (4.53%, 5.58% and 1.43% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

10

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Bloomberg Goldman Sachs Global Clean Energy Index

Utilities	41.18%	41.14%
Industrials	26.27	26.32
Information Technology	21.55	21.55
Materials	3.96	3.98
Consumer Discretionary	2.79	2.78
Energy	2.26	2.25
Consumer Staples	1.58	1.57
Financials	0.40	0.41

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[2]

Country Name	Fund[3]	Bloomberg Goldman Sachs Global Clean Energy Index

U.S.	35.82%	35.88%
China	21.58	21.61
Denmark	5.14	5.16
South Korea	4.74	4.75
France	4.52	4.50
Canada	4.51	4.51
United Kingdom	3.61	3.62
Spain	3.12	3.06
Italy	2.73	2.73
Germany	2.61	2.61
Israel	2.05	2.05
Japan	1.90	1.86
India	1.72	1.73
Finland	1.30	1.30
Belgium	1.00	0.99
Switzerland	0.74	0.73
Brazil	0.56	0.56
Taiwan	0.56	0.56
Thailand	0.44	0.44
Czech Republic	0.35	0.35
Norway	0.31	0.31
Netherlands	0.28	0.28
New Zealand	0.23	0.23
Portugal	0.09	0.08
Sweden	0.08	0.08
Hong Kong	0.02	0.02

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Bloomberg Professional Services. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Global Clean Energy Index.

11

FUND BASICS

Bloomberg Clean Energy Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$39.52
Net Asset Value (NAV)[1]	$39.57

[1]	The Market Price is the price at which the Fund’s shares are trading on the CBOE BZX Exchange, Inc. (“CBOE BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on CBOE BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

NextEra Energy, Inc.	5.6%	Utilities	United States
Contemporary Amperex Technology Co. Ltd., Class A	5.2	Industrials	China
Enphase Energy, Inc.	4.5	Information Technology	United States
Edison International	3.1	Utilities	United States
Vestas Wind Systems A/S	3.0	Industrials	Denmark
Samsung SDI Co. Ltd.	2.5	Information Technology	South Korea
Sempra Energy	2.4	Utilities	United States
General Electric Co.	2.3	Industrials	United States
Iberdrola SA	2.2	Utilities	Spain
Orsted AS	2.1	Utilities	Denmark

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on February 8, 2022 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, Bloomberg Goldman Sachs Global Clean Energy Index (Total Return, Unhedged, USD), a market-cap based index against which the performance of the Fund is measured, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Bloomberg Clean Energy Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 8, 2022 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced February 8, 2022)	0.45%

Shares based on Market Price (Commenced February 8, 2022)	0.33%

Bloomberg Goldman Sachs Global Clean Energy Index (TR, unhedged, USD)	1.40%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

13

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -14.48% based on net asset value (“NAV”) and -14.46% based on market price. The Index returned -14.37%, and the S&P 500® Index (Total Return, Unhedged, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned -11.23% during the same period.

The Fund had an NAV of $70.00 on August 31, 2021 and ended the Reporting Period with an NAV of $58.98 per share. The Fund’s market price on August 31, 2022 was $58.99 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a double-digit negative absolute return that underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, communication services and consumer discretionary sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Index constituents in the energy, utilities and consumer staples sectors contributed most positively to the Index’s results relative to the S&P 500® Index.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in information technology giant Apple, integrated energy company Exxon Mobil and health care company UnitedHealth Group detracted most (0.20%, 0.22% and 0.20% of Fund net assets as of August 31, 2022, respectively). Apple delivered a single-digit positive return within the Index during the Reporting Period. Exxon Mobil and UnitedHealth Group each posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the S&P 500® Index, underweight positions in communication services giant Meta Platforms, e-commerce retailing behemoth Amazon.com and banking institution JPMorgan Chase contributed most positively (0.20%, 0.19% and 0.21% of Fund net assets as of August 31, 2021, respectively). Each of these holdings posted a robust double-

14

PORTFOLIO RESULTS

digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500® Index

Information Technology	18.07%	18.02%	27.32%
Financials	12.99	12.95	10.86
Health Care	12.86	12.91	14.07
Industrials	12.49	12.47	7.92
Consumer Discretionary	9.70	9.68	11.43
Consumer Staples	6.43	6.43	6.77
Real Estate	6.06	6.14	2.86
Utilities	5.79	5.77	3.13
Materials	5.66	5.66	2.54
Energy	5.55	5.57	4.67
Communication Services	4.41	4.41	8.44

[1]Sector	classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

15

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$58.99
Net Asset Value (NAV)[1]	$58.98

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country
Trade Desk, Inc. (The), Class A	0.3%	Information Technology	United States
Plug Power, Inc.	0.3	Industrials	United States
Devon Energy Corp.	0.3	Energy	United States
Constellation Energy Corp.	0.3	Utilities	United States
ConocoPhillips	0.3	Energy	United States
Cardinal Health, Inc.	0.3	Health Care	United States
EQT Corp.	0.3	Energy	United States
EOG Resources, Inc.	0.3	Energy	United States
Pioneer Natural Resources Co.	0.2	Energy	United States
APA Corp.	0.2	Energy	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P® 500 Index (Total Return, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year	Since Inception
Shares based on NAV (Commenced September 12, 2017)	-14.48%	9.52%

Shares based on Market Price (Commenced September 12, 2017)	-14.46%	9.52%

Solactive US Large Cap Equal Weight Index (GTR)	-14.37%	9.69%

S&P 500® Index (TR, unhedged, USD)	-11.23%	11.66%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

17

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index® (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -26.95% based on net asset value (“NAV”) and -26.87% based on market price. The Index returned -26.63%, and the S&P 500® Index (Unhedged) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned -11.23% during the same period.

The Fund had an NAV of $103.18 on August 31, 2021 and ended the Reporting Period with an NAV of $75.37 per share. The Fund’s market price on August 31, 2022 was $75.47 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?[1]

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is normally reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a double-digit negative absolute return that underperformed the S&P 500®

18

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

PORTFOLIO RESULTS

Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, communication services and consumer discretionary sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the industrials, utilities and health care sectors, which contributed positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, positions in information technology software and services provider Sea, e-commerce retailer Shopify and financial services and digital payments conglomerate Block, each of which is not a component of the S&P 500® Index, detracted most (0.00%[1], 1.97% and 0.00% of Fund net assets as of August 31, 2022, respectively). Each of these holdings generated a robust double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, an overweight position in semiconductor company Xilinx as well as positions in cybersecurity technology company CrowdStrike Holdings and natural gas and electricity utilities company PG&E, which are not components of the S&P 500® Index, contributed most positively (0.00%[1], 0.00% and 0.00% of Fund net assets as of August 31, 2022, respectively). Each of these holdings generated a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

[1]	Some weights are 0.00% at August 31, 2022 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	33.60%	33.60%	27.32%
Communication Services	15.94	15.94	8.42
Health Care	12.44	12.44	14.07
Financials	12.06	12.06	10.86
Consumer Discretionary	11.47	11.47	11.43
Energy	6.78	6.78	4.67
Industrials	5.75	5.75	7.92
Materials	1.96	1.96	2.54
Consumer Staples	—	—	6.77
Utilities	—	—	3.13
Real Estate	—	—	2.86

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index®.

19

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$75.47
Net Asset Value (NAV)[1]	$75.37

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

EQT Corp.	2.3%	Energy	United States
Palo Alto Networks, Inc.	2.3	Information Technology	United States
Chesapeake Energy Corp.	2.3	Energy	United States
Cheniere Energy, Inc.	2.2	Energy	United States
Alibaba Group Holding Ltd. ADR	2.2	Consumer Discretionary	China
Biohaven Pharmaceutical Holding Co. Ltd.	2.2	Health Care	United States
Zendesk, Inc.	2.2	Information Technology	United States
Elastic NV	2.1	Information Technology	United States
Elevance Health, Inc.	2.1	Health Care	United States
T-Mobile US, Inc.	2.1	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACH HEDGE INDUSTRY VIP ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap- based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500® Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	5 Year Return	Since Inception
Shares based on NAV (Commenced November 1, 2016)	-26.95%	8.72%	11.87%

Shares based on Market Price (Commenced November 1, 2016)	-26.87%	8.74%	11.89%

Goldman Sachs Hedge Fund VIP Index™	-26.63%	9.24%	12.40%

S&P 500® Index (Total Return, USD)	-11.23%	11.82%	13.41%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

21

PORTFOLIO RESULTS

Goldman Sachs Innovate Equity ETF

Investment objective

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -30.35% based on net asset value (“NAV”) and -30.55% based on market price. The Index returned -30.41% during the same period.

The Fund had an NAV of $63.23 per share on August 31, 2021 and ended the Reporting Period with an NAV of $43.67 per share. The Fund’s market price on August 31, 2022 was $43.62 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

During the Reporting Period, the Fund recorded negative absolute returns that closely tracked the Index, as measured by NAV. During the Reporting Period, all five of the Key Themes detracted from the Index’s performance.

Q	Which individual stock positions contributed the least to the Index’s returns during the Reporting Period?

A	Positions in Meta Platforms, a U.S. technology conglomerate; Alibaba Group, a Chinese multinational technology company; and Block, a U.S. mobile payments platform (2.11%, 1.24% and 0.55% of Fund net assets as of August 31, 2022, respectively) contributed the least to Index returns. Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	During the Reporting Period, the Index benefited most from positions in Vertex Pharmaceuticals, a U.S.-based biopharmaceutical company; Eli Lilly and Company, a U.S. pharmaceutical firm; and iRhythm Technologies, a U.S.-based firm that develops digital tools, including wearable biosensing technology, to diagnose cardiac arrhythmias (0.49%, 0.69% and 0.12% of Fund net assets as of August 31, 2022, respectively). Vertex Pharmaceuticals and Eli Lilly and Company each recorded a double-digit positive return within the Index during the Reporting Period, while iRhythm Technologies generated a strong triple-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

22

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Index

Information Technology	31.98%	31.92%
Health Care	20.74	20.70
Consumer Discretionary	15.44	15.41
Communication Services	12.94	12.86
Financials	9.47	9.51
Industrials	5.83	5.82
Utilities	1.37	1.50
Energy	0.95	0.94
Consumer Staples	0.65	0.65
Real Estate	0.64	0.64

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Index

U.S.	70.28%	70.21%
China	6.52	6.51
Japan	3.91	3.90
Germany	2.83	2.82
United Kingdom	2.29	2.29
Switzerland	2.24	2.23
Canada	2.17	2.16
France	1.81	1.80
Netherlands	1.13	1.12
South Korea	0.95	0.95
Ireland	0.88	0.88
Israel	0.75	0.75
Taiwan	0.61	0.61
Singapore	0.59	0.59
Uruguay	0.53	0.52
Denmark	0.52	0.51
Hong Kong	0.42	0.42
Brazil	0.36	0.36
Australia	0.28	0.28
Finland	0.22	0.22
Sweden	0.19	0.19
Belgium	0.15	0.15
Czech Republic	0.13	0.13
Cayman Islands	0.07	0.06
Isle of Man	0.05	0.05
Luxembourg	0.05	0.05
Spain	0.03	0.03
Austria	0.03	0.03
United Arab Emirates	0.03	0.03
Russia	0.01	—
India	—	0.14

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

23

FUND BASICS

Innovate Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$43.62
Net Asset Value (NAV)[1]	$43.67

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country
Meta Platforms, Inc., Class A	2.1%	Communication Services	United States
Apple, Inc.	2.1	Information Technology	United States
Microsoft Corp.	2.0	Information Technology	United States
Alphabet, Inc., Class A	2.0	Communication Services	United States
Amazon.com, Inc.	1.9	Consumer Discretionary	United States
NVIDIA Corp.	1.7	Information Technology	United States
Alibaba Group Holding Ltd. ADR	1.2	Consumer Discretionary	China
Tesla, Inc.	1.1	Consumer Discretionary	United States
Johnson & Johnson	0.8	Health Care	United States
Intel Corp.	0.8	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS INNOVATE EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 6, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive Innovative Global Equity Index (Net Total Return, USD), a market-cap based index against which the performance of the Fund is measured, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Innovate Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 6, 2020)	-30.35%	-6.63%

Shares based on Market Price (Commenced November 6, 2020)	-30.55%	-6.69%

Solactive Innovative Global Equity Index (Net Total Return, USD)	-30.41%	-6.44%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -12.53% based on net asset value (“NAV”) and -12.38% based on market price. The Index returned -12.37%, and the Russell 1000® Index (Total Return, Unhedged, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned -12.96% during the same period.

The Fund had an NAV of $65.65 on August 31, 2021 and ended the Reporting Period with an NAV of $56.72 per share. The Fund’s market price on August 31, 2022 was $56.84 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted a double-digit negative absolute return but modestly outperformed the Russell 1000® Index. The Fund also modestly outperformed the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the communication services, health care and consumer staples sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the consumer discretionary, information technology and financials sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, an underweight position in communication services giant Meta Platforms and overweight positions in integrated energy companies Exxon Mobil and Chevron contributed most positively (0.00%,[1] 1.49% and 1.15% of Fund net assets as of August 31, 2022, respectively). Meta Platforms generated a double-digit negative return within the Index during the Reporting Period, while Exxon Mobil and Chevron each posted a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Russell 1000® Index, positions in e-commerce retailing behemoth Amazon.com, payment

[1]Some	weights are 0.00% at August 31, 2022 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

26

PORTFOLIO RESULTS

transactions services provider PayPal Holdings and semiconductor company Broadcom detracted most (4.41%, 0.40% and 0.63% of Fund net assets as of August 31, 2022, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	28.63%	28.63%	26.74%
Health Care	14.25	14.25	13.73
Financials	10.79	10.79	11.26
Consumer Discretionary	10.57	10.58	11.44
Industrials	8.17	8.17	8.67
Communication Services	7.38	7.38	8.00
Consumer Staples	6.51	6.51	6.37
Energy	4.91	4.91	4.69
Real Estate	3.35	3.35	3.32
Utilities	2.97	2.97	3.03
Materials	2.46	2.47	2.76

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 2.1% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

27

FUND BASICS

JUST U.S. Large Cap Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$56.84
Net Asset Value (NAV)[1]	$56.72

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.6%	Information Technology

Microsoft Corp.	6.2	Information Technology

Amazon.com, Inc.	4.4	Consumer Discretionary

Alphabet, Inc., Class A	2.1	Communication Services

Alphabet, Inc., Class C	1.9	Communication Services

UnitedHealth Group, Inc.	1.5	Health Care

Exxon Mobil Corp.	1.5	Energy

Procter & Gamble Co. (The)	1.4	Consumer Staples

Johnson & Johnson	1.3	Health Care
JPMorgan Chase & Co.	1.3	Financials

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on June 7, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the JUST US Large Cap Diversified Index and the Russell 1000® Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs JUST U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 7, 2018 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 7, 2018)	-12.53%	10.25%

Shares based on Market Price (Commenced June 7, 2018)	-12.38%	10.30%

JUST US Large Cap Diversified Index	-12.37%	10.50%

Russell 1000® Index	-12.96%	10.37%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

29

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index. It is not possible to invest directly in an unmanaged index.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing. It is not possible to invest directly in an unmanaged index.

S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Bloomberg Goldman Sachs Global Clean Energy Index is service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Bloomberg Clean Energy ETF (the “ETF”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

Solactive US Large Cap Equal Weight Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

The Goldman Sachs Hedge Fund VIP IndexTM is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-Iisted stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

Solactive Innovative Global Equity Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

JUST US Large Cap Diversified Index “JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index. The index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

30

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.7%
Belgium – 1.0%
126	Elia Group SA/NV (Utilities)	$18,359
1,887	Umicore SA (Materials)	60,245

		78,604

Brazil – 0.4%
2,834	Alupar Investimento SA (Utilities)	15,562
1,732	Centrais Eletricas Brasileiras SA (Utilities)	15,415
614	Cosan SA (Energy)	2,368
187	Energisa SA (Utilities)	1,526

		34,871

Canada – 4.5%
2,861	Algonquin Power & Utilities Corp. (Utilities)	39,411
440	Atco Ltd., Class I (Utilities)	15,623
2,289	Ballard Power Systems, Inc. (Industrials)*	17,916
962	Boralex, Inc., Class A (Utilities)	36,361
60	Capital Power Corp. (Utilities)	2,334
2,020	Fortis, Inc. (Utilities)	89,370
1,352	Hydro One Ltd. (Utilities)(a)	36,711
1,450	Innergex Renewable Energy, Inc. (Utilities)	21,978
2,144	Northland Power, Inc. (Utilities)	73,606
90	SNC-Lavalin Group, Inc. (Industrials)	1,746
1,029	TransAlta Renewables, Inc. (Utilities)	13,656
60	WSP Global, Inc. (Industrials)	7,171

		355,883

China – 21.8%
1,300	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	14,828
6,500	Beijing Jingyuntong Technology Co. Ltd., Class A (Information Technology)	8,005
2,200	BYD Co. Ltd., Class A (Consumer Discretionary)	91,906
8,100	CECEP Solar Energy Co. Ltd., Class A (Utilities)*	9,494
13,600	CECEP Wind-Power Corp., Class A (Utilities)	9,845
7,000	China Baoan Group Co. Ltd., Class A (Industrials)	14,988
21,384	China Datang Corp Renewable Power Co. Ltd., Class H (Utilities)	5,367
30,056	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	48,709
51,000	China National Nuclear Power Co. Ltd., Class A (Utilities)	47,127
7,640	China Suntien Green Energy Corp. Ltd., Class H (Energy)	3,436
76,000	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	67,251
5,900	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)*	413,386
353	Daqo New Energy Corp. ADR (Information Technology)*	23,534
5,000	Eve Energy Co. Ltd., Class A (Industrials)	68,898

Common Stocks – (continued)
China – (continued)
15,800	GCL System Integration Technology Co. Ltd., Class A (Information Technology)*	8,412
12,700	GEM Co. Ltd., Class A (Materials)	15,383
950	Ginlong Technologies Co. Ltd., Class A (Industrials)	31,662
4,400	Gotion High-tech Co. Ltd., Class A (Industrials)	21,931
5,100	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	35,179
3,580	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	33,694
2,000	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	6,177
4,660	JA Solar Technology Co. Ltd., Class A (Information Technology)	44,325
3,400	Jilin Electric Power Co. Ltd., Class A (Utilities)*	3,235
231	JinkoSolar Holding Co. Ltd. ADR (Information Technology)*	14,061
20,160	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	149,733
920	Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A (Industrials)	9,750
5,600	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	21,795
1,200	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	18,033
132	NXP Semiconductors NV (Information Technology)	21,725
2,400	Risen Energy Co. Ltd., Class A (Information Technology)*	10,152
200	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	1,839
900	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	5,490
400	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	18,597
400	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	7,717
3,096	Shenzhen Senior Technology Material Co. Ltd., Class A (Materials)	10,375
3,900	Sungrow Power Supply Co. Ltd., Class A (Industrials)	63,024
480	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	32,587
4,600	TBEA Co. Ltd., Class A (Industrials)	16,535
8,600	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	60,019
4,900	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	9,845
12,000	Tongwei Co. Ltd., Class A (Consumer Staples)	92,051
480	Wuhan DR Laser Technology Corp. Ltd., Class A (Information Technology)	13,982

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,020	Wuxi Shangji Automation Co. Ltd., Class A (Industrials)	$19,956
1,700	Xiamen Tungsten Co. Ltd., Class A (Materials)	6,237
9,300	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	17,309
1,458	Xinte Energy Co. Ltd., Class H (Industrials)	3,827
842	Xinyi Glass Holdings Ltd. (Industrials)	1,562
17,902	Xinyi Solar Holdings Ltd. (Information Technology)	24,724
2,600	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	11,930
3,400	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	37,484

		1,727,111

Czech Republic – 0.4%
685	CEZ AS (Utilities)	27,740

Denmark – 5.1%
1,691	Orsted AS (Utilities)(a)	166,190
9,507	Vestas Wind Systems A/S (Industrials)	239,619

		405,809

Finland – 1.3%
218	Fortum OYJ (Utilities)	2,246
2,026	Neste OYJ (Energy)	100,334

		102,580

France – 2.4%
11,044	Electricite de France SA (Utilities)	132,542
899	Engie SA (Utilities)	10,729
526	Neoen SA (Utilities)(a)	21,791
285	Vinci SA (Industrials)	26,437

		191,499

Germany – 2.6%
462	BASF SE (Materials)	19,544
1,023	Encavis AG (Utilities)	21,962
9,121	E.ON SE (Utilities)	78,050
616	Infineon Technologies AG (Information Technology)	15,052
1,048	Nordex SE (Industrials)*	10,123
321	RWE AG (Utilities)	12,292
1,864	Siemens Energy AG (Industrials)	27,506
192	VERBIO Vereinigte BioEnergie AG (Energy)	12,347
66	Wacker Chemie AG (Materials)	9,427

		206,303

India – 1.7%
4,247	Adani Green Energy Ltd. (Utilities)*	130,214
55,006	Suzlon Energy Ltd. (Industrials)*	5,676

		135,890

Israel – 0.3%
9,093	Enlight Renewable Energy Ltd. (Utilities)*	22,311

Common Stocks – (continued)
Italy – 2.7%
29,461	Enel SpA (Utilities)	139,102
1,274	Eni SpA (Energy)	15,127
533	ERG SpA (Utilities)	16,958
437	Hera SpA (Utilities)	1,098
6,033	Terna – Rete Elettrica Nazionale (Utilities)	43,072

		215,357

Japan – 1.9%
220	Denso Corp. (Consumer Discretionary)	12,142
485	Hitachi Ltd. (Industrials)	24,477
166	Kyocera Corp. (Information Technology)	9,314
857	Marubeni Corp. (Industrials)	8,976
257	Nidec Corp. (Industrials)	17,286
1,122	Panasonic Holdings Corp. (Consumer Discretionary)	9,170
582	Renesas Electronics Corp. (Information Technology)*	5,559
351	RENOVA, Inc. (Utilities)*	7,710
44	Rohm Co. Ltd. (Information Technology)	3,339
3,289	SUMCO Corp. (Information Technology)	45,316
207	West Holdings Corp. (Utilities)	6,623

		149,912

New Zealand – 0.2%
3,406	Contact Energy Ltd. (Utilities)	16,455
595	Meridian Energy Ltd. (Utilities)	1,826

		18,281

Norway – 0.2%
9,162	NEL ASA (Industrials)*	13,576

Portugal – 0.1%
1,425	EDP – Energias de Portugal SA (Utilities)	6,824

Singapore – 0.2%
335	STMicroelectronics NV (Information Technology)	11,704

South Africa – 0.2%
1,098	Scatec ASA (Utilities)(a)	11,208

South Korea – 4.7%
188	CS Wind Corp. (Industrials)	9,656
172	Ecopro Co. Ltd. (Materials)	14,775
437	Hanwha Solutions Corp. (Materials)*	17,185
217	L&F Co. Ltd. (Information Technology)*	37,396
179	LG Chem Ltd. (Materials)	84,579
164	OCI Co. Ltd. (Materials)	14,407
440	Samsung SDI Co. Ltd. (Information Technology)	196,718

		374,716

Spain – 3.1%
101	Acciona SA (Utilities)	19,814
16,527	Iberdrola SA (Utilities)	172,586
2,123	Siemens Gamesa Renewable Energy SA (Industrials)*	38,266

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
725	Solaria Energia y Medio Ambiente SA (Utilities)*	$15,441

		246,107

Sweden – 0.1%
397	PowerCell Sweden AB (Industrials)*	6,515

Switzerland – 0.6%
847	ABB Ltd. (Industrials)	23,406
86	BKW AG (Utilities)	10,451
25,650	Meyer Burger Technology AG (Information Technology)*(b)	12,889

		46,746

Taiwan – 0.6%
952	Delta Electronics, Inc. (Information Technology)	8,226
4,777	Sino-American Silicon Products, Inc. (Information Technology)	26,288
13,080	United Renewable Energy Co. Ltd. (Information Technology)*	9,905

		44,419

Thailand – 0.4%
14,813	Energy Absolute PCL NVDR (Utilities)	34,633

United Kingdom – 3.6%
1,258	Ceres Power Holdings PLC (Industrials)*	9,503
3,781	Drax Group PLC (Utilities)	27,981
4,682	ITM Power PLC (Industrials)*(b)	10,765
11,894	National Grid PLC (Utilities)	149,194
4,567	SSE PLC (Utilities)	87,817

		285,260

United States – 39.6%
2,798	AES Corp. (The) (Utilities)	71,209
29	ALLETE, Inc. (Utilities)	1,716
129	Alliant Energy Corp. (Utilities)	7,874
292	Ameresco, Inc., Class A (Industrials)*	20,104
254	American Electric Power Co., Inc. (Utilities)	25,451
282	Archer-Daniels-Midland Co. (Consumer Staples)	24,785
1,350	Array Technologies, Inc. (Industrials)*	28,215
307	Avangrid, Inc. (Utilities)	15,166
1,496	Bloom Energy Corp., Class A (Industrials)*	38,013
1,206	Brookfield Renewable Corp., Class A (Utilities)	46,477
77	Bunge Ltd. (Consumer Staples)	7,636
355	Clearway Energy, Inc., Class C (Utilities)	13,171
178	Consolidated Edison, Inc. (Utilities)	17,398
407	Dominion Energy, Inc. (Utilities)	33,293
88	DTE Energy Co. (Utilities)	11,470
387	Duke Energy Corp. (Utilities)	41,374
3,603	Edison International (Utilities)	244,175
26	EMCOR Group, Inc. (Industrials)	3,092
297	Emerson Electric Co. (Industrials)	24,277

Common Stocks – (continued)
United States – (continued)
1,249	Enphase Energy, Inc. (Information Technology)*	357,764
299	Enviva, Inc. (Energy)	20,786
487	Exelon Corp. (Utilities)	21,384
888	First Solar, Inc. (Information Technology)*	113,264
3,418	FuelCell Energy, Inc. (Industrials)*	14,321
268	Generac Holdings, Inc. (Industrials)*	59,070
2,445	General Electric Co. (Industrials)	179,561
1,885	Gevo, Inc. (Energy)*	5,900
497	Green Plains, Inc. (Energy)*	18,205
807	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT (Financials)	31,893
422	Itron, Inc. (Information Technology)*	20,079
30	MasTec, Inc. (Industrials)*	2,415
5,180	NextEra Energy, Inc. (Utilities)	440,611
222	ON Semiconductor Corp. (Information Technology)*	15,267
426	Ormat Technologies, Inc. (Utilities)	39,822
5,418	Plug Power, Inc. (Industrials)*	151,921
252	Public Service Enterprise Group, Inc. (Utilities)	16,219
73	Quanta Services, Inc. (Industrials)	10,315
1,944	QuantumScape Corp. (Consumer Discretionary)*(b)	21,442
3,289	REC Silicon ASA (Information Technology)*	6,830
1,386	Schneider Electric SE (Industrials)	165,543
1,130	Sempra Energy (Utilities)	186,416
506	SolarEdge Technologies, Inc. (Information Technology)*	139,641
922	Sunnova Energy International, Inc. (Utilities)*	23,253
779	SunPower Corp. (Industrials)*	18,696
1,920	Sunrun, Inc. (Industrials)*	63,418
312	Tesla, Inc. (Consumer Discretionary)*	85,990
432	Texas Instruments, Inc. (Information Technology)	71,371
34	Timken Co. (The) (Industrials)	2,142
11	Valmont Industries, Inc. (Industrials)	3,045
1,169	Wolfspeed, Inc. (Information Technology)*	132,646
279	Xcel Energy, Inc. (Utilities)	20,716

		3,134,842

TOTAL COMMON STOCKS
(Cost $7,903,651)		$7,888,701

Shares	Description	Rate	Value

Preferred Stock – 0.1%
Brazil – 0.1%
1,040	Centrais Eletricas Brasileiras SA, Class B (Utilities)
(Cost $8,759)		3.33%	$9,615

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $7,912,410)			$7,898,316

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
45,842	2.154%	$45,842
(Cost $45,842)

TOTAL INVESTMENTS – 100.4%
(Cost $7,958,252)		$7,944,158

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(29,162)

NET ASSETS – 100.0%		$7,914,996

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector	% of Market Value
Utilities	40.9%
Industrials	26.1
Information Technology	21.4
Materials	3.9
Consumer Discretionary	2.8
Energy	2.3
Consumer Staples	1.6
Financials	0.4
Securities Lending Reinvestment Vehicle	0.6

TOTAL INVESTMENTS	100.0%

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 4.4%
16,120	Activision Blizzard, Inc.	$1,265,259
10,968	Alphabet, Inc., Class A*	1,186,957
70,469	AT&T, Inc.	1,236,026
2,836	Charter Communications, Inc., Class A*	1,170,219
33,893	Comcast Corp., Class A	1,226,588
9,610	Electronic Arts, Inc.	1,219,221
11,535	Liberty Broadband Corp., Class C*	1,173,109
13,382	Live Nation Entertainment, Inc.*	1,209,198
20,512	Match Group, Inc.*	1,159,543
7,683	Meta Platforms, Inc., Class A*	1,251,791
5,734	Netflix, Inc.*	1,281,893
18,443	Omnicom Group, Inc.	1,233,837
52,014	Paramount Global, Class B	1,216,607
16,449	Roku, Inc.*	1,118,532
124,808	Snap, Inc., Class A*	1,357,911
10,011	Take-Two Interactive Software, Inc.*	1,226,948
8,999	T-Mobile US, Inc.*	1,295,496
31,310	Twitter, Inc.*	1,213,263
28,462	Verizon Communications, Inc.	1,189,996
11,938	Walt Disney Co. (The)*	1,338,011
78,787	Warner Bros Discovery, Inc.*	1,043,140
29,744	ZoomInfo Technologies, Inc.*	1,350,972

		26,964,517

Consumer Discretionary – 9.7%
6,680	Advance Auto Parts, Inc.	1,126,515
11,447	Airbnb, Inc., Class A*	1,294,885
9,296	Amazon.com, Inc.*	1,178,454
604	AutoZone, Inc.*	1,280,003
33,477	Bath & Body Works, Inc.	1,249,696
17,036	Best Buy Co., Inc.	1,204,275
661	Booking Holdings, Inc.*	1,239,910
8,520	Burlington Stores, Inc.*	1,194,419
26,210	Caesars Entertainment, Inc.*	1,130,175
12,943	CarMax, Inc.*	1,144,679
133,977	Carnival Corp.*	1,267,422
820	Chipotle Mexican Grill, Inc.*	1,309,376
10,262	Darden Restaurants, Inc.	1,269,512
5,163	Dollar General Corp.	1,225,799
7,871	Dollar Tree, Inc.*	1,067,937
3,309	Domino’s Pizza, Inc.	1,230,485
16,406	DoorDash, Inc., Class A*	982,719
17,457	D.R. Horton, Inc.	1,242,066
25,684	eBay, Inc.	1,133,435
11,960	Etsy, Inc.*	1,263,096
12,502	Expedia Group, Inc.*	1,283,330
82,924	Ford Motor Co.	1,263,762
13,278	Garmin Ltd.	1,174,970
34,758	General Motors Co.	1,328,103
8,553	Genuine Parts Co.	1,334,354
9,861	Hilton Worldwide Holdings, Inc.	1,255,897
4,261	Home Depot, Inc. (The)	1,228,958
33,114	Las Vegas Sands Corp.*	1,246,080
15,821	Lennar Corp., Class A	1,225,336
6,682	Lowe’s Cos., Inc.	1,297,243
8,105	Marriott International, Inc., Class A	1,246,063
4,936	McDonald’s Corp.	1,245,254

Common Stocks – (continued)
Consumer Discretionary – (continued)
37,737	MGM Resorts International	1,231,736
11,355	NIKE, Inc., Class B	1,208,740
305	NVR, Inc.*	1,262,718
1,827	O’Reilly Automotive, Inc.*	1,273,638
3,564	Pool Corp.	1,208,873
15,614	Ross Stores, Inc.	1,347,020
33,248	Royal Caribbean Cruises Ltd.*	1,358,181
14,963	Starbucks Corp.	1,257,939
87,998	Stellantis NV	1,179,173
7,740	Target Corp.	1,241,032
4,221	Tesla, Inc.*	1,163,350
20,682	TJX Cos., Inc. (The)	1,289,523
6,813	Tractor Supply Co.	1,261,427
3,496	Ulta Beauty, Inc.*	1,467,865
29,095	VF Corp.	1,205,988
10,817	Yum! Brands, Inc.	1,203,283

		59,324,694

Consumer Staples – 6.4%
29,225	Altria Group, Inc.	1,318,632
15,859	Archer-Daniels-Midland Co.	1,393,848
17,242	Brown-Forman Corp., Class B	1,253,493
13,928	Bunge Ltd.	1,381,240
14,761	Church & Dwight Co., Inc.	1,235,643
8,996	Clorox Co. (The)	1,298,483
20,296	Coca-Cola Co. (The)	1,252,466
15,996	Colgate-Palmolive Co.	1,251,047
37,800	Conagra Brands, Inc.	1,299,564
5,247	Constellation Brands, Inc., Class A	1,291,024
2,374	Costco Wholesale Corp.	1,239,465
4,851	Estee Lauder Cos., Inc. (The), Class A	1,233,997
17,132	General Mills, Inc.	1,315,738
5,711	Hershey Co. (The)	1,283,090
26,299	Hormel Foods Corp.	1,322,314
9,673	J M Smucker Co. (The)	1,354,123
17,527	Kellogg Co.	1,274,914
33,384	Keurig Dr Pepper, Inc.	1,272,598
9,615	Kimberly-Clark Corp.	1,226,105
34,777	Kraft Heinz Co. (The)	1,300,660
27,564	Kroger Co. (The)	1,321,418
14,669	McCormick & Co., Inc.	1,233,223
19,900	Mondelez International, Inc., Class A	1,231,014
13,388	Monster Beverage Corp.*	1,189,256
7,355	PepsiCo, Inc.	1,267,046
13,008	Philip Morris International, Inc.	1,242,134
8,969	Procter & Gamble Co. (The)	1,237,184
15,004	Sysco Corp.	1,233,629
14,888	Tyson Foods, Inc., Class A	1,122,258
33,174	Walgreens Boots Alliance, Inc.	1,163,080
9,832	Walmart, Inc.	1,303,232

		39,341,918

Energy – 5.5%
37,840	APA Corp.	1,479,922
50,811	Baker Hughes Co.	1,283,486
8,861	Cheniere Energy, Inc.	1,419,355
8,333	Chevron Corp.	1,317,114

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
14,184	ConocoPhillips	$1,552,439
46,105	Coterra Energy, Inc.	1,425,106
22,521	Devon Energy Corp.	1,590,433
10,584	Diamondback Energy, Inc.	1,410,635
12,478	EOG Resources, Inc.	1,513,581
31,696	EQT Corp.	1,515,069
14,100	Exxon Mobil Corp.	1,347,819
45,371	Halliburton Co.	1,367,028
12,201	Hess Corp.	1,473,637
72,850	Kinder Morgan, Inc.	1,334,612
56,436	Marathon Oil Corp.	1,444,197
13,875	Marathon Petroleum Corp.	1,397,906
20,761	Occidental Petroleum Corp.	1,474,031
22,029	ONEOK, Inc.	1,348,836
15,054	Phillips 66	1,346,731
5,848	Pioneer Natural Resources Co.	1,480,831
35,876	Schlumberger NV	1,368,669
19,244	Targa Resources Corp.	1,313,018
11,778	Valero Energy Corp.	1,379,439
39,619	Williams Cos., Inc. (The)	1,348,235

		33,932,129

Financials – 13.0%
22,127	Aflac, Inc.	1,314,786
11,282	Allstate Corp. (The)	1,359,481
39,471	Ally Financial, Inc.	1,310,437
8,353	American Express Co.	1,269,656
25,265	American International Group, Inc.	1,307,464
4,831	Ameriprise Financial, Inc.	1,294,756
4,553	Aon PLC, Class A	1,271,471
22,621	Apollo Global Management, Inc.	1,257,275
29,785	Arch Capital Group Ltd.*	1,361,770
7,332	Arthur J Gallagher & Co.	1,331,271
38,808	Bank of America Corp.	1,304,337
29,950	Bank of New York Mellon Corp. (The)	1,243,823
4,407	Berkshire Hathaway, Inc., Class B*	1,237,486
1,903	BlackRock, Inc.	1,268,140
12,787	Blackstone, Inc.	1,201,211
20,247	Brown & Brown, Inc.	1,276,371
11,944	Capital One Financial Corp.	1,263,914
18,762	Charles Schwab Corp. (The)	1,331,164
7,000	Chubb Ltd.	1,323,350
13,374	Cincinnati Financial Corp.	1,296,743
25,277	Citigroup, Inc.	1,233,770
34,878	Citizens Financial Group, Inc.	1,279,325
6,554	CME Group, Inc.	1,282,028
16,544	Coinbase Global, Inc., Class A*	1,105,139
12,712	Discover Financial Services	1,277,429
3,074	FactSet Research Systems, Inc.	1,332,087
37,812	Fifth Third Bancorp	1,291,280
8,011	First Republic Bank	1,216,310
3,883	Goldman Sachs Group, Inc. (The)(a)	1,291,758
20,515	Hartford Financial Services Group, Inc. (The)	1,319,320
97,397	Huntington Bancshares, Inc.	1,305,120
12,601	Intercontinental Exchange, Inc.	1,270,811
11,471	JPMorgan Chase & Co.	1,304,597

Common Stocks – (continued)
Financials – (continued)
71,520	KeyCorp	1,265,189
24,439	KKR & Co., Inc.	1,235,636
6,019	LPL Financial Holdings, Inc.	1,332,185
7,360	M&T Bank Corp.	1,337,901
1,073	Markel Corp.*	1,281,280
7,896	Marsh & McLennan Cos., Inc.	1,274,178
20,536	MetLife, Inc.	1,321,081
4,195	Moody’s Corp.	1,193,561
15,257	Morgan Stanley	1,300,202
2,621	MSCI, Inc.	1,177,458
21,678	Nasdaq, Inc.	1,290,491
13,007	Northern Trust Corp.	1,236,836
7,866	PNC Financial Services Group, Inc. (The)	1,242,828
19,224	Principal Financial Group, Inc.	1,437,186
11,369	Progressive Corp. (The)	1,394,408
13,614	Prudential Financial, Inc.	1,303,540
12,978	Raymond James Financial, Inc.	1,354,514
61,469	Regions Financial Corp.	1,332,033
3,498	S&P Global, Inc.	1,231,926
6,910	Signature Bank	1,204,828
18,462	State Street Corp.	1,261,878
3,139	SVB Financial Group*	1,276,066
38,580	Synchrony Financial	1,263,495
10,365	T. Rowe Price Group, Inc.	1,243,800
8,232	Travelers Cos., Inc. (The)	1,330,620
25,844	Truist Financial Corp.	1,210,533
27,311	US Bancorp	1,245,655
29,444	Wells Fargo & Co.	1,286,997
6,240	Willis Towers Watson PLC	1,290,619

		79,490,804

Health Care – 12.8%
11,827	Abbott Laboratories	1,214,042
9,061	AbbVie, Inc.	1,218,342
4,292	ABIOMED, Inc.*	1,112,830
9,593	Agilent Technologies, Inc.	1,230,302
4,523	Align Technology, Inc.*	1,102,255
6,375	Alnylam Pharmaceuticals, Inc.*	1,317,521
9,256	AmerisourceBergen Corp.	1,356,559
5,197	Amgen, Inc.	1,248,839
44,799	Avantor, Inc.*	1,115,943
22,136	Baxter International, Inc.	1,271,935
5,269	Becton Dickinson and Co.	1,330,001
6,001	Biogen, Inc.*	1,172,475
14,694	BioMarin Pharmaceutical, Inc.*	1,310,705
3,285	Bio-Techne Corp.	1,089,996
31,114	Boston Scientific Corp.*	1,254,205
17,625	Bristol-Myers Squibb Co.	1,188,101
21,612	Cardinal Health, Inc.	1,528,401
11,877	Catalent, Inc.*	1,045,176
13,910	Centene Corp.*	1,248,283
5,823	Charles River Laboratories International, Inc.*	1,195,171
4,744	Cigna Corp.	1,344,687
3,931	Cooper Cos., Inc. (The)	1,129,927
12,859	CVS Health Corp.	1,262,111

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,494	Danaher Corp.	$1,212,976
14,391	Dexcom, Inc.*	1,183,084
12,559	Edwards Lifesciences Corp.*	1,131,566
2,694	Elevance Health, Inc.	1,306,886
4,119	Eli Lilly & Co.	1,240,766
20,422	Gilead Sciences, Inc.	1,296,184
6,032	HCA Healthcare, Inc.	1,193,552
17,868	Hologic, Inc.*	1,207,162
19,917	Horizon Therapeutics PLC*	1,179,286
2,680	Humana, Inc.	1,291,170
3,173	IDEXX Laboratories, Inc.*	1,102,998
5,715	Illumina, Inc.*	1,152,373
4,996	Insulet Corp.*	1,276,328
5,378	Intuitive Surgical, Inc.*	1,106,470
5,537	IQVIA Holdings, Inc.*	1,177,498
7,400	Johnson & Johnson	1,193,916
5,089	Laboratory Corp. of America Holdings	1,146,399
3,930	McKesson Corp.	1,442,310
13,806	Medtronic PLC	1,213,824
14,749	Merck & Co., Inc.	1,258,975
950	Mettler-Toledo International, Inc.*	1,151,837
6,986	Moderna, Inc.*	924,038
3,936	Molina Healthcare, Inc.*	1,327,888
8,336	PerkinElmer, Inc.	1,125,860
25,904	Pfizer, Inc.	1,171,638
9,403	Quest Diagnostics, Inc.	1,178,290
2,088	Regeneron Pharmaceuticals, Inc.*	1,213,253
5,396	ResMed, Inc.	1,186,688
30,202	Royalty Pharma PLC, Class A	1,262,746
7,279	Seagen, Inc.*	1,123,077
6,376	STERIS PLC	1,283,999
5,991	Stryker Corp.	1,229,353
5,083	Teleflex, Inc.	1,150,080
2,196	Thermo Fisher Scientific, Inc.	1,197,523
2,397	UnitedHealth Group, Inc.	1,244,834
5,705	Veeva Systems, Inc., Class A*	1,137,121
4,664	Vertex Pharmaceuticals, Inc.*	1,314,129
132,741	Viatris, Inc.	1,267,677
3,789	Waters Corp.*	1,131,395
3,750	West Pharmaceutical Services, Inc.	1,112,587
11,267	Zimmer Biomet Holdings, Inc.	1,197,907
7,180	Zoetis, Inc.	1,123,885

		78,657,335

Industrials – 12.5%
9,065	3M Co.	1,127,233
10,229	AMETEK, Inc.	1,229,117
7,866	Boeing Co. (The)*	1,260,527
31,811	Carrier Global Corp.	1,244,446
7,035	Caterpillar, Inc.	1,299,435
3,039	Cintas Corp.	1,236,387
9,975	Copart, Inc.*	1,193,509
17,852	CoStar Group, Inc.*	1,243,213
39,960	CSX Corp.	1,264,734
5,955	Cummins, Inc.	1,282,528
3,848	Deere & Co.	1,405,482
39,163	Delta Air Lines, Inc.*	1,216,794

Common Stocks – (continued)
Industrials – (continued)
9,771	Dover Corp.	1,220,984
8,721	Eaton Corp. PLC	1,191,638
14,495	Emerson Electric Co.	1,184,821
6,108	Equifax, Inc.	1,152,885
12,576	Expeditors International of Washington, Inc.	1,293,945
25,203	Fastenal Co.	1,268,467
5,535	FedEx Corp.	1,166,833
19,952	Fortive Corp.	1,263,560
5,166	Generac Holdings, Inc.*	1,138,638
5,653	General Dynamics Corp.	1,294,141
17,378	General Electric Co.	1,276,240
6,821	Honeywell International, Inc.	1,291,556
6,222	IDEX Corp.	1,251,929
6,224	Illinois Tool Works, Inc.	1,212,622
26,148	Ingersoll Rand, Inc.	1,238,631
10,083	Jacobs Solutions, Inc.	1,256,140
7,254	J.B. Hunt Transport Services, Inc.	1,262,341
23,825	Johnson Controls International PLC	1,289,886
5,373	L3Harris Technologies, Inc.	1,226,065
12,984	Leidos Holdings, Inc.	1,234,129
3,021	Lockheed Martin Corp.	1,269,152
24,682	Masco Corp.	1,255,573
5,168	Norfolk Southern Corp.	1,256,496
2,720	Northrop Grumman Corp.	1,300,133
4,387	Old Dominion Freight Line, Inc.	1,190,676
16,371	Otis Worldwide Corp.	1,182,314
14,292	PACCAR, Inc.	1,250,693
4,520	Parker-Hannifin Corp.	1,197,800
57,233	Plug Power, Inc.*	1,604,813
9,441	Quanta Services, Inc.	1,334,013
13,851	Raytheon Technologies Corp.	1,243,127
9,277	Republic Services, Inc.	1,324,014
5,252	Rockwell Automation, Inc.	1,244,409
33,318	Southwest Airlines Co.*	1,222,771
13,994	Stanley Black & Decker, Inc.	1,232,871
19,964	Textron, Inc.	1,245,354
8,580	Trane Technologies PLC	1,321,921
2,048	TransDigm Group, Inc.	1,229,599
16,440	TransUnion	1,214,423
42,716	Uber Technologies, Inc.*	1,228,512
5,751	Union Pacific Corp.	1,291,157
33,803	United Airlines Holdings, Inc.*	1,183,443
6,691	United Parcel Service, Inc., Class B	1,301,466
4,128	United Rentals, Inc.*	1,205,541
6,579	Verisk Analytics, Inc.	1,231,326
7,832	Waste Management, Inc.	1,323,843
14,156	Westinghouse Air Brake Technologies Corp.	1,240,773
2,387	W.W. Grainger, Inc.	1,324,642
13,524	Xylem, Inc.	1,232,036

		76,401,747

Information Technology – 18.0%
4,216	Accenture PLC, Class A	1,216,147
3,073	Adobe, Inc.*	1,147,581
13,471	Advanced Micro Devices, Inc.*	1,143,284

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
13,417	Akamai Technologies, Inc.*	$1,211,287
16,778	Amphenol Corp., Class A	1,233,686
7,393	Analog Devices, Inc.	1,120,261
4,599	ANSYS, Inc.*	1,141,932
7,848	Apple, Inc.	1,233,863
11,960	Applied Materials, Inc.	1,125,077
10,741	Arista Networks, Inc.*	1,287,631
5,908	Autodesk, Inc.*	1,191,880
5,320	Automatic Data Processing, Inc.	1,300,261
9,132	Bill.com Holdings, Inc.*	1,478,288
14,992	Block, Inc.*	1,033,099
2,379	Broadcom, Inc.	1,187,383
7,856	Broadridge Financial Solutions, Inc.	1,344,712
7,083	Cadence Design Systems, Inc.*	1,230,813
7,147	CDW Corp.	1,219,993
28,404	Cisco Systems, Inc.	1,270,227
22,525	Cloudflare, Inc., Class A*	1,409,389
27,469	Cognex Corp.	1,156,720
18,892	Cognizant Technology Solutions Corp., Class A	1,193,408
35,454	Corning, Inc.	1,216,781
6,681	Crowdstrike Holdings, Inc., Class A*	1,220,017
11,597	Datadog, Inc., Class A*	1,217,105
29,309	Dell Technologies, Inc., Class C	1,122,242
18,387	DocuSign, Inc.*	1,070,491
4,595	Enphase Energy, Inc.*	1,316,192
12,575	Entegris, Inc.	1,193,116
3,464	EPAM Systems, Inc.*	1,477,396
12,390	Fidelity National Information Services, Inc.	1,132,074
12,013	Fiserv, Inc.*	1,215,595
5,719	FleetCor Technologies, Inc.*	1,215,459
20,600	Fortinet, Inc.*	1,003,014
4,465	Gartner, Inc.*	1,273,954
9,988	Global Payments, Inc.	1,240,809
91,093	Hewlett Packard Enterprise Co.	1,238,865
39,689	HP, Inc.	1,139,471
3,682	HubSpot, Inc.*	1,240,981
35,856	Intel Corp.	1,144,524
9,794	International Business Machines Corp.	1,258,039
2,808	Intuit, Inc.	1,212,438
7,873	Keysight Technologies, Inc.*	1,290,306
3,327	KLA Corp.	1,144,921
2,507	Lam Research Corp.	1,097,840
22,639	Marvell Technology, Inc.	1,059,958
3,646	Mastercard, Inc., Class A	1,182,653
17,845	Microchip Technology, Inc.	1,164,386
20,312	Micron Technology, Inc.	1,148,237
4,596	Microsoft Corp.	1,201,716
3,889	MongoDB, Inc.*	1,255,603
2,547	Monolithic Power Systems, Inc.	1,154,249
5,407	Motorola Solutions, Inc.	1,316,118
17,947	NetApp, Inc.	1,294,517
48,967	NortonLifeLock, Inc.	1,106,165
6,967	NVIDIA Corp.	1,051,599
12,364	Okta, Inc.*	1,130,070
19,239	ON Semiconductor Corp.*	1,323,066

Common Stocks – (continued)
Information Technology – (continued)
16,743	Oracle Corp.	1,241,493
114,643	Palantir Technologies, Inc., Class A*	885,044
2,469	Palo Alto Networks, Inc.*	1,374,764
10,072	Paychex, Inc.	1,242,280
3,586	Paycom Software, Inc.*	1,259,403
13,168	PayPal Holdings, Inc.*	1,230,418
12,237	Qorvo, Inc.*	1,098,638
8,664	QUALCOMM, Inc.	1,145,987
3,016	Roper Technologies, Inc.	1,214,181
6,790	Salesforce, Inc.*	1,060,055
16,244	Seagate Technology Holdings PLC	1,087,698
2,770	ServiceNow, Inc.*	1,203,897
11,655	Skyworks Solutions, Inc.	1,148,600
8,086	Snowflake, Inc., Class A*	1,463,162
11,704	Splunk, Inc.*	1,053,711
21,217	SS&C Technologies Holdings, Inc.	1,183,060
3,509	Synopsys, Inc.*	1,214,184
3,256	Teledyne Technologies, Inc.*	1,199,380
13,001	Teradyne, Inc.	1,100,405
7,088	Texas Instruments, Inc.	1,171,008
25,865	Trade Desk, Inc. (The), Class A*	1,621,736
18,615	Trimble, Inc.*	1,177,399
13,503	Twilio, Inc., Class A*	939,539
3,172	Tyler Technologies, Inc.*	1,178,430
29,258	Unity Software, Inc.*	1,249,902
6,624	VeriSign, Inc.*	1,207,025
6,234	Visa, Inc., Class A	1,238,758
11,054	VMware, Inc., Class A	1,282,596
26,377	Western Digital Corp.*	1,114,692
8,117	Workday, Inc., Class A*	1,335,734
3,968	Zebra Technologies Corp., Class A*	1,196,908
17,115	Zendesk, Inc.*	1,313,919
11,471	Zoom Video Communications, Inc., Class A*	922,268
7,912	Zscaler, Inc.*	1,259,907

		110,563,070

Materials – 5.6%
5,287	Air Products and Chemicals, Inc.	1,334,703
5,452	Albemarle Corp.	1,460,918
26,953	Alcoa Corp.	1,333,634
6,743	Avery Dennison Corp.	1,238,150
17,977	Ball Corp.	1,003,296
11,693	Celanese Corp.	1,296,286
13,279	CF Industries Holdings, Inc.	1,373,845
23,162	Corteva, Inc.	1,422,842
13,103	Crown Holdings, Inc.	1,187,001
25,016	Dow, Inc.	1,275,816
22,495	DuPont de Nemours, Inc.	1,251,622
13,957	Eastman Chemical Co.	1,270,087
7,767	Ecolab, Inc.	1,272,468
11,973	FMC Corp.	1,294,042
45,002	Freeport-McMoRan, Inc.	1,332,059
10,310	International Flavors & Fragrances, Inc.	1,139,049
30,471	International Paper Co.	1,268,203
15,069	LyondellBasell Industries NV, Class A	1,250,727
3,660	Martin Marietta Materials, Inc.	1,272,619

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
24,564	Mosaic Co. (The)	$1,323,263
29,128	Newmont Corp.	1,204,734
9,786	Nucor Corp.	1,300,951
9,345	Packaging Corp. of America	1,279,517
10,207	PPG Industries, Inc.	1,296,085
5,421	Sherwin-Williams Co. (The)	1,258,214
16,924	Steel Dynamics, Inc.	1,366,105
7,849	Vulcan Materials Co.	1,306,780

		34,613,016

Real Estate – 6.0%
8,007	Alexandria Real Estate Equities, Inc. REIT	1,228,274
4,829	American Tower Corp. REIT	1,226,807
6,317	AvalonBay Communities, Inc. REIT	1,269,149
14,517	Boston Properties, Inc. REIT	1,153,085
9,403	Camden Property Trust REIT	1,208,380
15,497	CBRE Group, Inc., Class A*	1,223,643
7,267	Crown Castle, Inc. REIT	1,241,422
9,938	Digital Realty Trust, Inc. REIT	1,228,635
20,739	Duke Realty Corp. REIT	1,220,490
1,855	Equinix, Inc. REIT	1,219,421
17,041	Equity Residential REIT	1,247,060
4,634	Essex Property Trust, Inc. REIT	1,228,288
6,556	Extra Space Storage, Inc. REIT	1,302,874
47,163	Healthpeak Properties, Inc. REIT	1,238,029
33,744	Invitation Homes, Inc. REIT	1,224,232
26,669	Iron Mountain, Inc. REIT	1,403,056
59,411	Kimco Realty Corp. REIT	1,252,384
7,179	Mid-America Apartment Communities, Inc. REIT	1,189,345
9,790	Prologis, Inc. REIT	1,218,953
3,930	Public Storage REIT	1,300,162
17,701	Realty Income Corp. REIT	1,208,624
3,799	SBA Communications Corp. REIT	1,235,625
12,046	Simon Property Group, Inc. REIT	1,228,451
7,930	Sun Communities, Inc. REIT	1,218,920
27,502	UDR, Inc. REIT	1,234,015
24,629	Ventas, Inc. REIT	1,178,744
37,540	VICI Properties, Inc. REIT	1,238,445
15,405	Welltower, Inc. REIT	1,180,793
36,257	Weyerhaeuser Co. REIT	1,238,539
15,043	W.P. Carey, Inc. REIT	1,264,063

		37,049,908

Utilities – 5.8%
57,847	AES Corp. (The)	1,472,206
21,303	Alliant Energy Corp.	1,300,335
14,091	Ameren Corp.	1,305,108
13,133	American Electric Power Co., Inc.	1,315,927
8,233	American Water Works Co., Inc.	1,222,189
10,934	Atmos Energy Corp.	1,239,697
41,246	CenterPoint Energy, Inc.	1,300,486
18,791	CMS Energy Corp.	1,269,144
13,268	Consolidated Edison, Inc.	1,296,814
19,481	Constellation Energy Corp.	1,589,455
15,674	Dominion Energy, Inc.	1,282,133

Common Stocks – (continued)
Utilities – (continued)
10,006	DTE Energy Co.	1,304,182
11,782	Duke Energy Corp.	1,259,614
18,813	Edison International	1,274,957
11,171	Entergy Corp.	1,288,016
19,032	Evergy, Inc.	1,304,263
14,311	Eversource Energy	1,283,554
29,215	Exelon Corp.	1,282,831
32,738	FirstEnergy Corp.	1,294,788
15,074	NextEra Energy, Inc.	1,282,194
116,920	PG&E Corp.*	1,441,624
44,859	PPL Corp.	1,304,500
19,782	Public Service Enterprise Group, Inc.	1,273,169
7,928	Sempra Energy	1,307,882
17,009	Southern Co. (The)	1,310,884
12,453	WEC Energy Group, Inc.	1,284,402
17,547	Xcel Energy, Inc.	1,302,865

		35,393,219

TOTAL INVESTMENTS – 99.7%
(Cost $624,357,787)		$611,732,357

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,677,326

NET ASSETS – 100.0%		$613,409,683

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 15.9%
38,899	Activision Blizzard, Inc.	$3,053,183
25,724	Alphabet, Inc., Class A*	2,783,851
6,530	Charter Communications, Inc., Class A*	2,694,474
114,569	Frontier Communications Parent, Inc.*	2,951,297
17,360	Meta Platforms, Inc., Class A*	2,828,465
12,606	Netflix, Inc.*	2,818,197
21,408	T-Mobile US, Inc.*	3,081,896
25,272	Walt Disney Co. (The)*	2,832,486

		23,043,849

Consumer Discretionary – 11.4%
33,337	Alibaba Group Holding Ltd. ADR (China)*	3,180,683
21,933	Amazon.com, Inc.*	2,780,447
1,475	Booking Holdings, Inc.*	2,766,820
2,901	MercadoLibre, Inc. (Brazil)*	2,481,399
10,052	RH*	2,572,407
10,152	Tesla, Inc.*	2,797,993

		16,579,749

Energy – 6.8%
19,930	Cheniere Energy, Inc.	3,192,387
32,746	Chesapeake Energy Corp.	3,290,646
69,400	EQT Corp.	3,317,320

		9,800,353

Financials – 12.0%
51,079	Apollo Global Management, Inc.	2,838,971
86,630	Bank of America Corp.	2,911,634
10,370	Berkshire Hathaway, Inc., Class B*	2,911,896
41,396	Charles Schwab Corp. (The)	2,937,046
58,079	Citigroup, Inc.	2,834,836
68,641	Wells Fargo & Co.	3,000,298

		17,434,681

Health Care – 12.4%
21,218	Biohaven Pharmaceutical Holding Co. Ltd.*	3,168,908
32,301	Centene Corp.*	2,898,692
10,386	Danaher Corp.	2,803,285
6,367	Elevance Health, Inc.	3,088,695
6,298	Humana, Inc.	3,034,251
5,766	UnitedHealth Group, Inc.	2,994,457

		17,988,288

Industrials – 5.7%
45,081	Builders FirstSource, Inc.*	2,642,197
96,655	Uber Technologies, Inc.*	2,779,798
72,125	WillScot Mobile Mini Holdings Corp.*	2,895,098

		8,317,093

Information Technology – 33.5%
31,089	Advanced Micro Devices, Inc.*	2,638,523
18,132	Apple, Inc.	2,850,713
10,886	Atlassian Corp. PLC, Class A*	2,696,027
15,560	Crowdstrike Holdings, Inc., Class A*	2,841,412
36,971	Elastic NV*	3,102,237

Common Stocks – (continued)
Information Technology – (continued)
28,507	Fiserv, Inc.*	2,884,623
27,072	Five9, Inc.*	2,656,034
23,052	Global Payments, Inc.	2,863,750
38,287	GoDaddy, Inc., Class A*	2,902,920
8,724	Mastercard, Inc., Class A	2,829,804
10,701	Microsoft Corp.	2,797,990
5,950	Palo Alto Networks, Inc.*	3,313,019
30,936	PayPal Holdings, Inc.*	2,890,660
16,436	Salesforce, Inc.*	2,565,988
6,230	ServiceNow, Inc.*	2,707,683
14,510	Visa, Inc., Class A	2,883,282
41,066	Zendesk, Inc.*	3,152,637

		48,577,302

Materials – 1.9%
31,204	Crown Holdings, Inc.	2,826,770

TOTAL INVESTMENTS – 99.6%
(Cost $147,699,939)		$144,568,085

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		516,257

NET ASSETS – 100.0%		$145,084,342

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 12.9%
15,013	Activision Blizzard, Inc.	$1,178,370
3,665	AfreecaTV Co. Ltd. (South Korea)	210,713
60,046	Alphabet, Inc., Class A*	6,498,178
30,705	AMC Entertainment Holdings, Inc., Class A*(a)	280,030
16,272	Baidu, Inc. ADR (China)*	2,342,680
14,632	Bilibili, Inc. ADR (China)*(a)	365,215
12,295	Bumble, Inc., Class A*	307,990
29,064	Comcast Corp., Class A	1,051,826
5,844	CTS Eventim AG & Co. KGaA (Germany)*	315,271
8,074	Electronic Arts, Inc.	1,024,348
50,625	Gree, Inc. (Japan)	312,241
42,773	Hello Group, Inc. ADR (China)	220,281
6,319	IDT Corp., Class B*	161,577
6,809	Infocom Corp. (Japan)	99,759
66,374	iQIYI, Inc. ADR (China)*	242,929
14,203	JOYY, Inc. ADR (China)	430,635
101,180	Kuaishou Technology (China)*(b)	886,905
6,441	Liberty Media Corp.-Liberty Braves, Class C*	176,097
8,947	Liberty Media Corp.-Liberty Formula One, Class A*	520,089
7,951	Live Nation Entertainment, Inc.*	718,452
5,346	Madison Square Garden Entertainment Corp.*	297,024
2,037	Madison Square Garden Sports Corp.*	326,470
11,553	Match Group, Inc.*	653,091
42,210	Meta Platforms, Inc., Class A*	6,877,275
14,721	NetEase, Inc. ADR (China)	1,302,956
6,022	Netflix, Inc.*	1,346,278
41,454	Playtika Holding Corp.*	436,511
74,096	Rightmove PLC (United Kingdom)	523,861
20,331	ROBLOX Corp., Class A*	795,145
7,667	Scout24 SE (Germany)(b)	443,608
24,049	Sea Ltd. ADR (Singapore)*	1,491,038
59,046	Snap, Inc., Class A*	642,420
7,453	Sohu.com Ltd. ADR (China)*	132,812
5,812	Spotify Technology SA*	628,568
4,790	Take-Two Interactive Software, Inc.*	587,062
32,310	TELUS Corp. (Canada)	729,788
55,360	Tencent Holdings Ltd. (China)	2,307,828
60,670	Tencent Music Entertainment Group ADR (China)*	310,024
11,785	TripAdvisor, Inc.*	280,483
17,596	Twitter, Inc.*	681,845
9,913	Ubisoft Entertainment SA (France)*	458,629
56,763	VK Co. Ltd. GDR (Russia)*(c)	—
17,536	Walt Disney Co. (The)*	1,965,435
9,605	Warner Music Group Corp., Class A	257,126
22,963	Weibo Corp. ADR (China)*	475,104
6,121	World Wrestling Entertainment, Inc., Class A	416,289
21,069	Yalla Group Ltd. ADR (United Arab Emirates)*	90,386
4,241	Ziff Davis, Inc.*	327,744

		42,128,386

Common Stocks – (continued)
Consumer Discretionary – 15.4%
25,950	2U, Inc.*	184,764
3,655	adidas AG (Germany)	544,971
7,579	Airbnb, Inc., Class A*	857,336
42,165	Alibaba Group Holding Ltd. ADR (China)*	4,022,963
820,544	Alibaba Health Information Technology Ltd. (China)*	475,672
50,097	Amazon.com, Inc.*	6,350,797
62,500	ANTA Sports Products Ltd. (China)	755,684
10,857	Aptiv PLC*	1,014,370
136,019	Arrival SA (Luxembourg)*(a)	149,621
11,448	Bandai Namco Holdings, Inc. (Japan)	865,878
393	Booking Holdings, Inc.*	737,193
11,594	BorgWarner, Inc.	437,094
78,449	Canoo, Inc.*(a)	250,252
16,818	Chegg, Inc.*	330,978
9,397	Chewy, Inc., Class A*(a)	322,599
4,914	Columbia Sportswear Co.	350,073
9,093	Continental AG (Germany)	525,566
22,454	Coursera, Inc.*	258,221
5,955	Dick’s Sporting Goods, Inc.	633,433
15,332	eBay, Inc.	676,601
5,114	Etsy, Inc.*	540,090
18,482	Everi Holdings, Inc.*	341,917
25,539	EVgo, Inc.*(a)	242,365
4,436	Expedia Group, Inc.*	455,355
99,558	Faraday Future Intelligent Electric, Inc.*	111,505
30,893	Farfetch Ltd., Class A (United Kingdom)*	309,857
97,971	Ford Motor Co.	1,493,078
10,281	GameStop Corp., Class A*(a)	294,448
37,786	General Motors Co.	1,443,803
651	Graham Holdings Co., Class B	368,095
7,337	Hyundai Motor Co. (South Korea)	1,075,139
6,206	iRobot Corp.*	365,409
302,028	JD Sports Fashion PLC (United Kingdom)	396,951
15,120	JD.com, Inc. ADR (China)	959,969
24,943	Jumia Technologies AG ADR (Germany)*	184,329
20,211	Just Eat Takeaway.com NV (United Kingdom)*(b)	339,031
12,768	Kia Corp. (South Korea)	771,302
150,130	Koolearn Technology Holding Ltd. (China)*(a)(b)	570,004
15,207	Las Vegas Sands Corp.*	572,239
71,059	Li Ning Co. Ltd. (China)	651,847
58,190	Lucid Group, Inc.*(a)	892,635
2,702	Lululemon Athletica, Inc.*	810,492
28,912	Macy’s, Inc.	500,756
972	MercadoLibre, Inc. (Brazil)*	831,410
20,132	MGM Resorts International	657,108
14,350	New Oriental Education & Technology Group, Inc. ADR (China)*	407,540
360,339	Nexteer Automotive Group Ltd. (China)	269,031
12,063	NIKE, Inc., Class B	1,284,106

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
54,422	NIO, Inc. ADR (China)*	$1,083,542
7,965	Overstock.com, Inc.*	207,887
36,180	Peloton Interactive, Inc., Class A*	368,674
5,455	Planet Fitness, Inc., Class A*	369,576
32,437	Playtech PLC (United Kingdom)*	169,092
68,276	Rakuten Group, Inc. (Japan)	332,946
30,516	Rivian Automotive, Inc., Class A*	998,178
40,003	Sharp Corp. (Japan)	289,436
6,554	Shoe Carnival, Inc.	155,920
8,314	Skechers USA, Inc., Class A*	314,269
16,034	Sony Group Corp. (Japan)	1,287,925
7,121	Stride, Inc.*	271,595
56,805	TAL Education Group ADR (China)*	328,333
13,071	Tesla, Inc.*	3,602,498
108,560	Toyota Motor Corp. (Japan)	1,645,727
150,717	TUI AG (Germany)*(a)	232,283
9,313	Xometry, Inc., Class A*	456,430
35,873	XPeng, Inc. ADR (China)*	664,368
25,711	Yamaha Motor Co. Ltd. (Japan)	537,682
13,205	Zalando SE (Germany)*(b)	306,861

		50,507,099

Consumer Staples – 0.7%
9,456	Beyond Meat, Inc.*(a)	230,727
14,262	Walmart, Inc.	1,890,428

		2,121,155

Energy – 0.9%
950,723	China Suntien Green Energy Corp. Ltd., Class H (China)	427,585
8,245	HD Hyundai Co. Ltd. (South Korea)	389,581
22,033	NOV, Inc.	389,323
41,379	Oceaneering International, Inc.*	366,204
29,837	TotalEnergies SE (France)	1,520,832

		3,093,525

Financials – 9.5%
51,868	3i Group PLC (United Kingdom)	733,598
3,503	Ameriprise Financial, Inc.	938,839
9,077	Amundi SA (France)(b)	462,758
19,864	Apollo Global Management, Inc.	1,104,041
4,756	B. Riley Financial, Inc.	236,706
101,873	BGC Partners, Inc., Class A	409,529
2,515	BlackRock, Inc.	1,675,971
14,148	Blackstone, Inc.	1,329,063
18,283	Carlyle Group, Inc. (The)	594,746
21,261	Charles Schwab Corp. (The)	1,508,468
37,802	CI Financial Corp. (Canada)	415,660
4,274	CME Group, Inc.	836,037
12,863	CNA Financial Corp.	494,711
11,082	Coinbase Global, Inc., Class A*	740,278
7,613	Discover Financial Services	765,030
8,639	DWS Group GmbH & Co. KGaA (Germany)(b)	236,459
6,590	Eurazeo SE (France)	395,275
4,495	Evercore, Inc., Class A	421,137

Common Stocks – (continued)
Financials – (continued)
24,430	flatexDEGIRO AG (Germany)*	236,075
8,020	Futu Holdings Ltd. ADR (China)*	393,702
18,313	Galaxy Digital Holdings Ltd.*(a)	100,543
4,813	Goldman Sachs Group, Inc. (The)(d)	1,601,141
10,305	Green Dot Corp., Class A*	209,088
37,948	Hargreaves Lansdown PLC (United Kingdom)	361,022
11,722	Interactive Brokers Group, Inc., Class A	721,958
26,044	Invesco Ltd.	428,945
22,472	KKR & Co., Inc.	1,136,184
188,005	Legal & General Group PLC (United Kingdom)	552,376
9,622	London Stock Exchange Group PLC (United Kingdom)	907,113
58,181	Monex Group, Inc. (Japan)	211,109
48,617	Moneylion, Inc.*	69,522
13,473	Morgan Stanley	1,148,169
2,738	Morningstar, Inc.	624,237
2,339	MSCI, Inc.	1,050,772
15,392	Noah Holdings Ltd. ADR (China)*	272,592
47,723	Owl Rock Capital Corp.	627,080
22,733	Plus500 Ltd. (Israel)	449,157
76,381	Robinhood Markets, Inc., Class A*	729,439
4,459	S&P Global, Inc.	1,570,371
93,005	SoFi Technologies, Inc.*(a)	550,590
3,005	Sprott, Inc. (Canada)	113,973
7,351	Stifel Financial Corp.	435,988
2,844	StoneX Group, Inc.*	264,037
69,329	TP ICAP Group PLC (United Kingdom)	124,153
11,475	TPG, Inc.	336,906
9,048	Tradeweb Markets, Inc., Class A	629,650
23,600	Upstart Holdings, Inc.*(a)	611,240
1,246	Virtus Investment Partners, Inc.	238,298
17,155	WealthNavi, Inc. (Japan)*(a)	234,756
42,698	WisdomTree Investments, Inc.	213,917
19,918	XP, Inc., Class A (Brazil)*	383,222
232,863	Zip Co. Ltd. (Australia) *(a)	152,456

		30,988,087

Health Care – 20.7%
9,330	10X Genomics, Inc., Class A*	307,797
581,796	3SBio, Inc. (China)(b)	387,674
20,498	Abbott Laboratories	2,104,120
16,504	AbbVie, Inc.	2,219,128
1,694	ABIOMED, Inc.*	439,220
19,183	AdaptHealth Corp.*	344,719
31,083	Adaptive Biotechnologies Corp.*	277,260
7,276	Agilent Technologies, Inc.	933,147
15,638	Allscripts Healthcare Solutions, Inc.*	265,846
6,207	Amgen, Inc.	1,491,542
13,209	AstraZeneca PLC (United Kingdom)	1,635,983
13,101	Baxter International, Inc.	752,783
125,364	Bionano Genomics, Inc.*	310,903
6,475	BioNTech SE ADR (Germany)	936,544
2,453	Bio-Techne Corp.	813,930
20,139	Boston Scientific Corp.*	811,803

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
25,162	Bristol-Myers Squibb Co.	$1,696,170
27,115	Caribou Biosciences, Inc.*	267,625
11,270	Castle Biosciences, Inc.*	326,830
22,366	Coherus Biosciences, Inc.*	250,052
6,733	CompuGroup Medical SE & Co KgaA (Germany)	254,024
8,866	CRISPR Therapeutics AG (Switzerland)*	577,088
27,611	Cue Health, Inc.*	91,945
14,669	Cullinan Oncology, Inc.*	197,738
13,236	Dexcom, Inc.*	1,088,132
26,481	DocGo, Inc.*	270,106
17,711	Editas Medicine, Inc.*	260,352
10,527	Edwards Lifesciences Corp.*	948,483
7,493	Eli Lilly & Co.	2,257,116
16,796	Erasca, Inc.*	151,500
15,763	Exact Sciences Corp.*	560,375
23,751	Exelixis, Inc.*	421,343
7,879	Fulgent Genetics, Inc.*	342,500
6,793	Galapagos NV (Belgium)*	342,491
24,375	Gilead Sciences, Inc.	1,547,081
6,582	Globus Medical, Inc., Class A*	389,589
12,680	Guardant Health, Inc.*	634,761
108,385	HUTCHMED China Ltd. (China)*	269,276
4,869	Illumina, Inc.*	981,785
1,541,593	Imugene Ltd. (Australia)*	274,778
3,116	Insulet Corp.*	796,045
8,755	Intellia Therapeutics, Inc.*	525,825
6,362	Intuitive Surgical, Inc.*	1,308,918
127,372	Invitae Corp.*(a)	387,211
2,578	iRhythm Technologies, Inc.*	380,126
16,686	Johnson & Johnson	2,692,119
38,496	Koninklijke Philips NV (Netherlands)	644,438
17,939	Maravai LifeSciences Holdings, Inc., Class A*	374,387
4,772	Masimo Corp.*	700,959
21,202	Medtronic PLC	1,864,080
22,310	Merck & Co., Inc.	1,904,382
8,520	Moderna, Inc.*	1,126,940
9,223	MorphoSys AG (Germany)*	161,185
9,782	Myriad Genetics, Inc.*	218,530
12,382	NextGen Healthcare, Inc.*	212,227
24,675	Novartis AG (Switzerland)	2,000,648
15,892	Novo Nordisk A/S ADR (Denmark)	1,686,141
5,351	NuVasive, Inc.*	227,471
40,286	Pacific Biosciences of California, Inc.*	236,076
49,797	Pfizer, Inc.	2,252,318
17,036	PHC Holdings Corp. (Japan)	198,963
14,367	PMV Pharmaceuticals, Inc.*	199,989
8,961	PROCEPT BioRobotics Corp.*	362,741
16,423	Pulmonx Corp.*	301,691
9,675	QIAGEN NV*	439,535
2,431	Regeneron Pharmaceuticals, Inc.*	1,412,557
18,330	Relay Therapeutics, Inc.*	421,040
16,204	Repare Therapeutics, Inc. (Canada)*	193,152

Common Stocks – (continued)
Health Care – (continued)
30,907	ResMed, Inc. CDI	$680,780
7,800	Roche Holding AG	2,520,744
34,449	Sana Biotechnology, Inc.*(a)	234,598
46,464	Sangamo Therapeutics, Inc.*	250,906
16,095	Sanofi (France)	1,330,028
4,725	Sarepta Therapeutics, Inc.*	516,820
162,071	Senseonics Holdings, Inc.*(a)	288,486
74,046	Shanghai MicroPort MedBot Group Co. Ltd. (China)*	234,435
104,906	Sharecare, Inc.*	191,978
9,929	SI-BONE, Inc.*	163,828
26,478	Siemens Healthineers AG (Germany)(b)	1,297,434
44,525	Smith & Nephew PLC (United Kingdom)	526,124
114,454	Sorrento Therapeutics, Inc.*	234,631
5,880	Stryker Corp.	1,206,576
20,940	Takara Bio, Inc. (Japan)	295,464
8,827	Tandem Diabetes Care, Inc.*	403,747
12,765	Teladoc Health, Inc.*	396,481
23,612	Theravance Biopharma, Inc.*	212,744
3,624	Thermo Fisher Scientific, Inc.	1,976,240
2,286	UFP Technologies, Inc.*	212,575
5,726	Ultragenyx Pharmaceutical, Inc.*	273,073
2,203	United Therapeutics Corp.*	499,244
15,905	Veracyte, Inc.*	324,462
5,715	Vertex Pharmaceuticals, Inc.*	1,610,258
39,839	Well Health Technologies Corp. (Canada)*(a)	107,385
205,448	Yidu Tech, Inc. (China)*(b)	185,846

		67,838,120

Industrials – 5.8%
48,254	ABB Ltd. (Switzerland)	1,333,481
5,699	AeroVironment, Inc.*	505,216
2,522	Alfen Beheer BV (Netherlands)*(b)	286,060
3,883	ASGN, Inc.*	375,486
7,557	Barnes Group, Inc.	234,645
74,417	Berkshire Grey, Inc.*	150,322
14,075	Blink Charging Co.*(a)	300,783
1,655	CACI International, Inc., Class A*	464,840
5,814	Daihen Corp. (Japan)	174,053
147,432	Desktop Metal, Inc., Class A*(a)	468,834
1,274	Energiekontor AG (Germany)	112,478
6,895	FANUC Corp. (Japan)	1,120,857
22,632	General Electric Co.	1,662,094
20,086	Kawasaki Heavy Industries Ltd. (Japan)	393,099
19,519	Kratos Defense & Security Solutions, Inc.*	244,768
4,149	Leidos Holdings, Inc.	394,362
6,439	LIG Nex1 Co. Ltd. (South Korea)	510,287
21,727	Lyft, Inc., Class A*	320,039
66,948	Mitsubishi Electric Corp. (Japan)	685,055
6,216	Moog, Inc., Class A	466,076
13,860	Nabtesco Corp. (Japan)	332,440
16,922	Nidec Corp. (Japan)	1,138,184
55,896	Nikola Corp.*(a)	299,603

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
40,796	Nordex SE (Germany)*	$394,061
9,054	Parsons Corp.*	374,655
10,560	PNE AG (Germany)	174,995
8,159	Proto Labs, Inc.*	313,306
24,416	RADA Electronic Industries Ltd. (Israel)*	244,892
8,825	Shibaura Machine Co. Ltd. (Japan)	195,439
44,256	Siemens Energy AG (Germany)	653,061
18,360	SunPower Corp.*	440,640
14,606	Sunrun, Inc.*	482,436
8,139	Textron, Inc.	507,711
4,384	Thales SA (France)	529,661
41,846	TuSimple Holdings, Inc., Class A*	300,873
3,983	Verisk Analytics, Inc.	745,458
37,435	Virgin Galactic Holdings, Inc.*(a)	221,241
10,655	Wallbox NV (Spain)*	94,616
395,721	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (China)(a)	591,904
88,826	Xinte Energy Co. Ltd., Class H (China)	233,132
18,502	Yaskawa Electric Corp. (Japan)	611,283

		19,082,426

Information Technology – 31.9%
31,757	3D Systems Corp.*	321,698
19,872	ACI Worldwide, Inc.*	470,966
3,619	Adobe, Inc.*	1,351,479
15,296	Advanced Micro Devices, Inc.*	1,298,172
682	Adyen NV (Netherlands)*(b)	1,059,538
79,431	Aeva Technologies, Inc.*	244,647
19,828	Affirm Holdings, Inc.*(a)	464,570
34,348	Agora, Inc. ADR (China)*	142,201
2,684	Ahnlab, Inc. (South Korea)	168,158
4,967	Akamai Technologies, Inc.*	448,421
17,471	Alkami Technology, Inc.*	253,329
4,670	Altair Engineering, Inc., Class A*	242,887
5,636	Alteryx, Inc., Class A*	351,236
6,687	Ambarella, Inc.*	453,914
7,539	Amphenol Corp., Class A	554,343
42,659	Apple, Inc.	6,706,848
6,103	Arista Networks, Inc.*	731,628
25,426	Atos SE (France)*	258,611
4,235	Autodesk, Inc.*	854,369
51,527	Avast PLC(b)	423,895
37,153	AvidXchange Holdings, Inc.*	289,422
4,791	Belden, Inc.	313,715
20,343	Bentley Systems, Inc., Class B	748,012
18,737	BigCommerce Holdings, Inc.Series Series 1*	312,346
71,706	BlackBerry Ltd. (Canada)*	425,934
25,946	Block, Inc.*	1,787,939
326,399	BrainChip Holdings Ltd. (Australia)*(a)	211,456
2,809	Broadcom, Inc.	1,402,000
15,505	C3.ai, Inc., Class A*	279,090
45,636	Canaan, Inc. ADR (China)*(a)	160,182
7,260	Canadian Solar, Inc. (Canada)*	327,934
7,421	CEVA, Inc.*	217,213

Common Stocks – (continued)
Information Technology – (continued)
7,177	Ciena Corp.*	364,161
38,838	Cisco Systems, Inc.	1,736,835
7,426	Cloudflare, Inc., Class A*	464,645
10,830	Cognex Corp.	456,051
44,705	Converge Technology Solutions Corp. (Canada)*	194,236
91,520	Core Scientific, Inc.*	201,344
14,878	Corning, Inc.	510,613
5,453	Crowdstrike Holdings, Inc., Class A*	995,772
3,423	CyberArk Software Ltd.*	493,870
24,530	Dassault Systemes (France)	951,497
8,715	Digi International, Inc.*	288,554
5,228	Digital Garage, Inc. (Japan)	147,459
19,103	Dlocal Ltd. (Uruguay)*	475,092
8,170	DocuSign, Inc.*	475,657
21,897	EngageSmart, Inc.*	437,283
5,802	Euronet Worldwide, Inc.*	514,405
1,919	ExlService Holdings, Inc.*	321,835
24,158	Extreme Networks, Inc.*	346,184
1,032	Fair Isaac Corp.*	463,781
5,037	FARO Technologies, Inc.*	168,991
11,850	Fidelity National Information Services, Inc.	1,082,734
6,138	First Solar, Inc.*	782,902
3,465	FleetCor Technologies, Inc.*	736,416
17,814	Flywire Corp.*	442,856
9,422	ForgeRock, Inc., Class A*	160,739
18,458	Fortinet, Inc.*	898,720
7,426	Global Payments, Inc.	922,532
1,954	Globant SA*	411,845
54,119	Hewlett Packard Enterprise Co.	736,018
23,492	HP, Inc.	674,455
38,711	indie Semiconductor, Inc., Class A (China)*	329,431
33,708	Infineon Technologies AG (Germany)	823,651
39,821	Infinera Corp.*	218,219
63,209	Innoviz Technologies Ltd. (Israel)*	317,309
83,437	Intel Corp.	2,663,309
5,990	InterDigital, Inc.	300,458
11,323	International Business Machines Corp.	1,454,439
2,839	IPG Photonics Corp.*	257,185
3,367	Jack Henry & Associates, Inc.	647,137
16,217	Juniper Networks, Inc.	460,887
10,284	Kainos Group PLC (United Kingdom)	162,983
3,155	Keyence Corp. (Japan)	1,202,598
5,479	Keysight Technologies, Inc.*	897,953
15,688	KnowBe4, Inc., Class A*	301,523
6,075	Kontron AG (Austria)	92,669
71,390	Learning Technologies Group PLC (United Kingdom)	94,699
19,007	Mandiant, Inc.*	434,500
29,477	Marathon Digital Holdings, Inc.*(a)	349,302
17,189	Marvell Technology, Inc.	804,789
7,781	Mastercard, Inc., Class A	2,523,923
11,411	Materialise NV ADR (Belgium) *(a)	133,395
6,311	MaxLinear, Inc.*	226,754

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
11,005	Micron Technology, Inc.	$622,113
24,933	Microsoft Corp.	6,519,232
1,465	MicroStrategy, Inc., Class A*	339,235
8,733	nCino, Inc.*	275,439
13,736	NCR Corp.*	426,503
6,108	Nemetschek SE (Germany)	361,758
10,028	NETGEAR, Inc.*	236,561
9,437	NetScout Systems, Inc.*	299,530
38,351	NEXTDC Ltd. (Australia)*	275,798
2,396	Nice Ltd. ADR (Israel)*	511,235
144,348	Nokia OYJ ADR (Finland)	728,957
18,006	NortonLifeLock, Inc.	406,756
2,580	Novanta, Inc.*	344,920
10,481	Nuvei Corp. (Canada)*(b)	321,649
37,145	NVIDIA Corp.	5,606,666
3,867	NXP Semiconductors NV (China)	636,431
6,524	Okta, Inc.*	596,294
11,426	Open Text Corp. (Canada)	359,690
12,929	Oracle Corp.	958,685
3,765	OSI Systems, Inc.*	313,700
30,533	Pagseguro Digital Ltd., Class A (Brazil)*	474,483
1,949	Palo Alto Networks, Inc.*	1,085,223
104,683	PAX Global Technology Ltd. (Hong Kong)	100,297
61,311	Payoneer Global, Inc.*	405,879
20,317	PayPal Holdings, Inc.*	1,898,420
193,061	Paysafe Ltd.*	318,551
12,442	Ping Identity Holding Corp.*	350,118
3,528	PTC, Inc.*	405,332
10,893	Q2 Holdings, Inc.*	432,670
3,447	Qorvo, Inc.*	309,472
11,377	QUALCOMM, Inc.	1,504,836
25,078	Repay Holdings Corp.*	232,975
46,267	Riot Blockchain, Inc.*(a)	331,734
36,497	Sabre Corp.*	262,413
8,158	Salesforce, Inc.*	1,273,627
9,799	SAP SE (Germany)	836,947
29,527	Seiko Epson Corp. (Japan)	467,746
8,144	Semtech Corp.*	376,171
20,501	SentinelOne, Inc., Class A*	559,882
10,575	Shift4 Payments, Inc., Class A*	478,942
49,111	Shopify, Inc., Class A (Canada)*	1,554,363
5,561	Sierra Wireless, Inc. (Canada)*	171,168
2,983	Silicon Laboratories, Inc.*	373,859
6,718	Skyworks Solutions, Inc.	662,059
8,133	Software AG (Germany)	221,300
53,041	Spirent Communications PLC (United Kingdom)	159,234
5,241	Splunk, Inc.*	471,847
5,052	Sprout Social, Inc., Class A*	303,322
15,301	SS&C Technologies Holdings, Inc.	853,184
25,306	STMicroelectronics NV (Singapore)	884,137
34,368	StoneCo Ltd., Class A (Brazil)*	325,809
21,226	Stratasys Ltd.*	366,361
3,105	Synaptics, Inc.*	358,969

Common Stocks – (continued)
Information Technology – (continued)
24,118	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,010,235
11,782	TaskUS, Inc., Class A (Philippines)*	175,316
23,215	Telos Corp.*	229,829
19,344	TELUS International CDA, Inc. (Philippines)*	551,304
8,019	Tenable Holdings, Inc.*	317,633
13,850	Teradyne, Inc.	1,172,264
24,488	Toast, Inc., Class A*	463,558
34,634	TomTom NV (Netherlands)*	279,480
592,051	Truly International Holdings Ltd. (Hong Kong)	130,497
4,208	TTEC Holdings, Inc.	220,289
88,605	Tuya, Inc. ADR (China)*	116,959
34,416	UiPath, Inc., Class A*	566,143
7,145	Viasat, Inc.*	271,367
13,081	Visa, Inc., Class A	2,599,326
2,545	Zebra Technologies Corp., Class A*	767,674
39,290	Zeta Global Holdings Corp., Class A*(a)	275,030
4,261	Zscaler, Inc.*	678,522

		104,608,656

Real Estate – 0.6%
6,151	Digital Realty Trust, Inc. REIT	760,448
1,341	Equinix, Inc. REIT	881,533
13,556	Zillow Group, Inc., Class A*	452,771

		2,094,752

Utilities – 1.3%
9,238	Atlantica Sustainable Infrastructure PLC (Spain)	308,734
15,623	Avangrid, Inc.	771,776
16,828	Brookfield Renewable Corp., Class A	646,027
10,597	Brookfield Renewable Partners LP (Canada)	395,527
12,289	Dominion Energy, Inc.	1,005,240
1,078,372	Huaneng Power International, Inc., Class H (China)*	552,317
27,178	Innergex Renewable Energy, Inc. (Canada)	411,945

		4,091,566

TOTAL COMMON STOCKS
(Cost $378,559,334)		$326,553,772

Closed-End Fund – 0.1%
194,160	Greencoat UK Wind PLC/Funds
(Cost $349,743)		$372,098

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Rate	Value

Preferred Stock – 0.1%
Communication Services – 0.1%
30,705	AMC Entertainment Holdings, Inc.*
(Cost $220,403)		0.00%	$150,454

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $379,129,480)			$327,076,324

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,943,097	2.154%	$6,943,097
(Cost $6,943,097)

TOTAL INVESTMENTS – 102.0%
(Cost $386,072,577)		$334,019,421

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(6,489,122)

NET ASSETS – 100.0%		$327,530,299

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 7.4%
51,163	Alphabet, Inc., Class A*	$5,536,860
46,742	Alphabet, Inc., Class C*	5,101,889
71,670	AT&T, Inc.	1,257,092
1,157	Charter Communications, Inc., Class A*	477,413
2,949	Electronic Arts, Inc.	374,140
3,259	Fox Corp., Class A	111,393
1,524	Fox Corp., Class B	48,189
4,133	Interpublic Group of Cos., Inc. (The)	114,236
208	Liberty Broadband Corp., Class A*	20,971
1,291	Liberty Broadband Corp., Class C*	131,295
220	Liberty Media Corp.-Liberty Formula One, Class A*	12,789
2,108	Liberty Media Corp.-Liberty Formula One, Class C*	134,237
787	Liberty Media Corp.-Liberty SiriusXM, Class A*	32,692
1,629	Liberty Media Corp.-Liberty SiriusXM, Class C*	67,375
10,272	Lumen Technologies, Inc.	102,309
4,603	Netflix, Inc.*	1,029,047
100	Paramount Global, Class A(a)	2,642
6,060	Paramount Global, Class B	141,743
4,882	Pinterest, Inc., Class A*	112,481
5,961	T-Mobile US, Inc.*	858,146
6,338	Twitter, Inc.*	245,597
42,071	Verizon Communications, Inc.	1,758,988
19,165	Walt Disney Co. (The)*	2,148,013

		19,819,537

Consumer Discretionary – 10.5%
639	Advance Auto Parts, Inc.	107,761
93,483	Amazon.com, Inc.*	11,850,840
2,841	Aptiv PLC*	265,435
2,437	Aramark	87,025
2,111	Best Buy Co., Inc.	149,227
425	Booking Holdings, Inc.*	797,219
2,507	BorgWarner, Inc.	94,514
749	Brunswick Corp.	55,958
2,153	Caesars Entertainment, Inc.*	92,837
1,686	CarMax, Inc.*	149,110
9,116	Carnival Corp.*	86,237
296	Chipotle Mexican Grill, Inc.*	472,653
1,310	Darden Restaurants, Inc.	162,060
289	Deckers Outdoor Corp.*	92,934
583	Dick’s Sporting Goods, Inc.	62,014
5,886	eBay, Inc.	259,749
1,329	Etsy, Inc.*	140,356
1,586	Expedia Group, Inc.*	162,803
41,445	Ford Motor Co.	631,622
2,078	Gap, Inc. (The)	18,993
1,623	Garmin Ltd.	143,619
15,292	General Motors Co.	584,307
336	Grand Canyon Education, Inc.*	27,344
1,410	Harley-Davidson, Inc.	54,384
1,378	Hasbro, Inc.	108,614
2,880	Hilton Worldwide Holdings, Inc.	366,797

Common Stocks – (continued)
Consumer Discretionary – (continued)
10,866	Home Depot, Inc. (The)	3,133,972
1,344	Kohl’s Corp.	38,196
3,473	Las Vegas Sands Corp.*	130,689
623	Lear Corp.	86,373
6,959	Lowe’s Cos., Inc.	1,351,020
1,172	Lululemon Athletica, Inc.*	351,553
426	Marriott Vacations Worldwide Corp.	60,671
3,690	Mattel, Inc.*	81,623
3,741	MGM Resorts International	122,106
12,889	NIKE, Inc., Class B	1,372,034
1,174	Nordstrom, Inc.	20,087
4,393	Norwegian Cruise Line Holdings Ltd.*	57,460
842	Petco Health & Wellness Co., Inc.*	12,563
2,483	PulteGroup, Inc.	100,959
708	PVH Corp.	39,825
483	Ralph Lauren Corp.	44,112
3,627	Ross Stores, Inc.	312,901
2,313	Royal Caribbean Cruises Ltd.*	94,486
1,625	Service Corp. International	100,279
12,057	Starbucks Corp.	1,013,632
2,777	Tapestry, Inc.	96,445
4,873	Target Corp.	781,337
1,799	Tempur Sealy International, Inc.	44,993
556	Thor Industries, Inc.	45,041
12,348	TJX Cos., Inc. (The)	769,898
1,174	Tractor Supply Co.	217,366
883	Travel + Leisure Co.	37,439
1,976	Under Armour, Inc., Class A*	16,638
2,291	Under Armour, Inc., Class C*	17,389
3,671	VF Corp.	152,163
577	Whirlpool Corp.	90,358
732	Williams-Sonoma, Inc.	108,885
951	Wyndham Hotels & Resorts, Inc.	62,138
1,117	Wynn Resorts Ltd.*	67,679
3,032	Yum! Brands, Inc.	337,280

		28,394,002

Consumer Staples – 6.5%
6,466	Archer-Daniels-Midland Co.	568,297
1,620	Bunge Ltd.	160,655
2,238	Campbell Soup Co.	112,750
1,427	Clorox Co. (The)	205,973
9,560	Colgate-Palmolive Co.	747,688
5,435	Conagra Brands, Inc.	186,855
4,660	Costco Wholesale Corp.	2,432,986
6,958	General Mills, Inc.	534,374
1,686	Hershey Co. (The)	378,794
3,306	Hormel Foods Corp.	166,226
764	Ingredion, Inc.	66,521
2,911	Kellogg Co.	211,746
9,898	Keurig Dr Pepper, Inc.	377,312
3,882	Kimberly-Clark Corp.	495,033
7,569	Kroger Co. (The)	362,858
2,891	McCormick & Co., Inc.	243,046
2,022	Molson Coors Beverage Co., Class B	104,477
15,960	Mondelez International, Inc., Class A	987,286

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
15,969	PepsiCo, Inc.	$2,750,980
27,607	Procter & Gamble Co. (The)	3,808,109
5,865	Sysco Corp.	482,220
2,571	US Foods Holding Corp.*	78,724
15,163	Walmart, Inc.	2,009,856

		17,472,766

Energy – 4.9%
9,195	Baker Hughes Co.	232,266
2,514	Cheniere Energy, Inc.	402,693
19,542	Chevron Corp.	3,088,809
12,867	ConocoPhillips	1,408,293
6,533	Devon Energy Corp.	461,361
3,659	EQT Corp.	174,900
41,921	Exxon Mobil Corp.	4,007,228
2,799	Hess Corp.	338,063
19,745	Kinder Morgan, Inc.	361,728
5,367	Marathon Petroleum Corp.	540,725
8,134	Occidental Petroleum Corp.	577,514
4,414	ONEOK, Inc.	270,269
4,780	Phillips 66	427,619
4,045	Valero Energy Corp.	473,750
12,103	Williams Cos., Inc. (The)	411,865

		13,177,083

Financials – 10.8%
393	Affiliated Managers Group, Inc.	50,052
6,561	Aflac, Inc.	389,855
136	Alleghany Corp.*	114,400
2,815	Allstate Corp. (The)	339,207
3,309	Ally Financial, Inc.	109,859
5,914	American Express Co.	898,928
1,127	Ameriprise Financial, Inc.	302,047
2,158	Aon PLC, Class A	602,643
3,696	Arch Capital Group Ltd.*	168,981
556	Assurant, Inc.	88,120
630	Assured Guaranty Ltd.	32,174
797	Axis Capital Holdings Ltd.	42,361
72,165	Bank of America Corp.	2,425,466
7,543	Bank of New York Mellon Corp. (The)	313,261
1,200	Bank OZK	48,636
1,541	BlackRock, Inc.	1,026,907
769	Brighthouse Financial, Inc.*	36,566
3,883	Capital One Financial Corp.	410,899
1,089	Cboe Global Markets, Inc.	128,469
15,615	Charles Schwab Corp. (The)	1,107,884
20,259	Citigroup, Inc.	988,842
5,009	Citizens Financial Group, Inc.	183,730
1,340	Comerica, Inc.	107,602
1,125	Commerce Bancshares, Inc.	77,366
2,880	Discover Financial Services	289,411
3,932	Equitable Holdings, Inc.	116,977
389	FactSet Research Systems, Inc.	168,569
6,995	Fifth Third Bancorp	238,879
1,070	First American Financial Corp.	57,245
1,837	First Republic Bank	278,912

Common Stocks – (continued)
Financials – (continued)
3,418	Goldman Sachs Group, Inc. (The)(b)	1,137,066
364	Hanover Insurance Group, Inc. (The)	47,098
3,371	Hartford Financial Services Group, Inc. (The)	216,789
14,734	Huntington Bancshares, Inc.	197,436
5,670	Intercontinental Exchange, Inc.	571,820
3,831	Invesco Ltd.	63,097
1,411	Janus Henderson Group PLC	33,017
2,148	Jefferies Financial Group, Inc.	68,929
29,971	JPMorgan Chase & Co.	3,408,602
9,536	KeyCorp	168,692
967	Lazard Ltd., Class A(a)	35,150
1,757	Lincoln National Corp.	80,927
815	LPL Financial Holdings, Inc.	180,384
5,149	Marsh & McLennan Cos., Inc.	830,894
7,043	MetLife, Inc.	453,076
3,090	MGIC Investment Corp.	44,156
1,644	Moody’s Corp.	467,751
13,110	Morgan Stanley	1,117,234
253	Morningstar, Inc.	57,681
807	MSCI, Inc.	362,537
3,525	Nasdaq, Inc.	209,843
1,191	PacWest Bancorp	31,359
4,239	PNC Financial Services Group, Inc. (The)	669,762
2,570	Principal Financial Group, Inc.	192,133
6,001	Progressive Corp. (The)	736,023
3,850	Prudential Financial, Inc.	368,638
9,598	Regions Financial Corp.	207,989
688	Reinsurance Group of America, Inc.	86,248
3,487	S&P Global, Inc.	1,228,052
601	SVB Financial Group*	244,319
4,906	Synchrony Financial	160,672
2,297	T. Rowe Price Group, Inc.	275,640
2,460	Travelers Cos., Inc. (The)	397,634
13,658	Truist Financial Corp.	639,741
2,220	Umpqua Holdings Corp.	39,383
2,057	Unum Group	77,857
13,789	US Bancorp	628,916
1,047	Voya Financial, Inc.	64,422
1,833	Webster Financial Corp.	86,243
38,966	Wells Fargo & Co.	1,703,204
1,138	Willis Towers Watson PLC	235,373

		28,970,035

Health Care – 14.2%
751	10X Genomics, Inc., Class A*	24,775
14,168	Abbott Laboratories	1,454,345
14,601	AbbVie, Inc.	1,963,250
2,475	Agilent Technologies, Inc.	317,419
645	Align Technology, Inc.*	157,186
994	Alnylam Pharmaceuticals, Inc.*	205,430
1,721	AmerisourceBergen Corp.	252,230
4,410	Amgen, Inc.	1,059,723
4,156	Baxter International, Inc.	238,804
2,343	Becton Dickinson and Co.	591,420
1,201	Biogen, Inc.*	234,651

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,523	BioMarin Pharmaceutical, Inc.*	$135,852
11,786	Boston Scientific Corp.*	475,094
17,596	Bristol-Myers Squibb Co.	1,186,146
2,250	Cardinal Health, Inc.	159,120
1,406	Catalent, Inc.*	123,728
4,800	Centene Corp.*	430,752
2,134	Change Healthcare, Inc.*	52,432
2,583	Cigna Corp.	732,151
15,145	CVS Health Corp.	1,486,482
5,346	Danaher Corp.	1,442,939
1,766	DENTSPLY SIRONA, Inc.	57,872
5,102	Edwards Lifesciences Corp.*	459,690
1,988	Elevance Health, Inc.	964,399
6,963	Eli Lilly & Co.	2,097,464
2,609	Exelixis, Inc.*	46,284
10,372	Gilead Sciences, Inc.	658,311
1,864	HCA Healthcare, Inc.	368,830
1,132	Henry Schein, Inc.*	83,100
2,032	Hologic, Inc.*	137,282
1,855	Horizon Therapeutics PLC*	109,835
1,040	Humana, Inc.	501,051
691	IDEXX Laboratories, Inc.*	240,205
1,299	Illumina, Inc.*	261,930
2,959	Intuitive Surgical, Inc.*	608,785
1,553	IQVIA Holdings, Inc.*	330,261
21,738	Johnson & Johnson	3,507,209
764	Laboratory Corp. of America Holdings	172,106
11,040	Medtronic PLC	970,637
20,897	Merck & Co., Inc.	1,783,768
219	Mettler-Toledo International, Inc.*	265,529
2,838	Moderna, Inc.*	375,382
46,691	Pfizer, Inc.	2,111,834
965	Quest Diagnostics, Inc.	120,924
860	Regeneron Pharmaceuticals, Inc.*	499,712
1,191	ResMed, Inc.	261,925
1,123	Seagen, Inc.*	173,268
2,900	Stryker Corp.	595,080
1,325	Teladoc Health, Inc.*	41,154
3,232	Thermo Fisher Scientific, Inc.	1,762,474
7,729	UnitedHealth Group, Inc.	4,013,902
1,150	Veeva Systems, Inc., Class A*	229,218
2,111	Vertex Pharmaceuticals, Inc.*	594,795
587	Waters Corp.*	175,278
610	West Pharmaceutical Services, Inc.	180,981
1,734	Zimmer Biomet Holdings, Inc.	184,359
3,886	Zoetis, Inc.	608,276

		38,277,039

Industrials – 8.1%
5,573	3M Co.	693,003
1,309	AECOM	95,753
1,301	Alaska Air Group, Inc.*	56,672
6,787	American Airlines Group, Inc.*	88,163
5,381	Boeing Co. (The)*	862,305
1,290	Booz Allen Hamilton Holding Corp.	123,453
8,323	Carrier Global Corp.	325,596

Common Stocks – (continued)
Industrials – (continued)
5,243	Caterpillar, Inc.	968,434
1,228	C.H. Robinson Worldwide, Inc.	140,176
681	Clean Harbors, Inc.*	79,963
21,335	CSX Corp.	675,253
1,381	Cummins, Inc.	297,426
2,750	Deere & Co.	1,004,437
6,723	Delta Air Lines, Inc.*	208,884
1,409	Dover Corp.	176,069
3,923	Eaton Corp. PLC	536,039
5,803	Emerson Electric Co.	474,337
2,367	FedEx Corp.	498,987
1,283	Fortune Brands Home & Security, Inc.	78,815
333	FTI Consulting, Inc.*	53,480
2,421	General Dynamics Corp.	554,240
10,761	General Electric Co.	790,288
6,689	Honeywell International, Inc.	1,266,562
386	Huntington Ingalls Industries, Inc.	88,880
746	IDEX Corp.	150,103
3,043	Illinois Tool Works, Inc.	592,868
3,987	Ingersoll Rand, Inc.	188,864
1,257	Jacobs Solutions, Inc.	156,597
6,831	Johnson Controls International PLC	369,830
1,890	L3Harris Technologies, Inc.	431,279
1,157	Leidos Holdings, Inc.	109,973
320	Lennox International, Inc.	76,838
550	Lincoln Electric Holdings, Inc.	75,179
2,330	Lockheed Martin Corp.	978,856
3,220	Lyft, Inc., Class A*	47,431
1,979	MDU Resources Group, Inc.	59,667
3,764	Nielsen Holdings PLC	104,790
1,441	Northrop Grumman Corp.	688,784
1,624	nVent Electric PLC	53,527
642	Oshkosh Corp.	51,206
4,154	Otis Worldwide Corp.	300,002
951	Owens Corning	77,725
1,394	Quanta Services, Inc.	196,972
14,610	Raytheon Technologies Corp.	1,311,247
2,740	Republic Services, Inc.	391,053
1,141	Rockwell Automation, Inc.	270,349
531	Schneider National, Inc., Class B	12,139
6,224	Southwest Airlines Co.*	228,421
1,482	Stanley Black & Decker, Inc.	130,564
2,108	Textron, Inc.	131,497
633	Timken Co. (The)	39,873
2,290	Trane Technologies PLC	352,820
1,889	TransUnion	139,540
19,873	Uber Technologies, Inc.*	571,547
3,427	United Airlines Holdings, Inc.*	119,979
7,222	United Parcel Service, Inc., Class B	1,404,751
703	United Rentals, Inc.*	205,304
1,524	Verisk Analytics, Inc.	285,232
5,523	Waste Management, Inc.	933,553
1,774	Westinghouse Air Brake Technologies Corp.	155,491
445	W.W. Grainger, Inc.	246,948
1,756	Xylem, Inc.	159,972

		21,937,986

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Information Technology – 28.5%
6,227	Accenture PLC, Class A	$1,796,240
4,014	Adobe, Inc.*	1,498,988
13,738	Advanced Micro Devices, Inc.*	1,165,944
1,346	Akamai Technologies, Inc.*	121,517
4,438	Analog Devices, Inc.	672,490
740	ANSYS, Inc.*	183,742
130,088	Apple, Inc.	20,452,435
7,498	Applied Materials, Inc.	705,337
1,852	Autodesk, Inc.*	373,623
4,105	Automatic Data Processing, Inc.	1,003,303
5,083	Block, Inc.*	350,270
3,398	Broadcom, Inc.	1,695,976
1,196	Broadridge Financial Solutions, Inc.	204,719
2,318	Cadence Design Systems, Inc.*	402,799
1,149	CDW Corp.	196,134
1,513	Ciena Corp.*	76,770
41,621	Cisco Systems, Inc.	1,861,291
1,073	Citrix Systems, Inc.	110,272
4,422	Cognizant Technology Solutions Corp., Class A	279,338
6,419	Corning, Inc.	220,300
2,273	Dell Technologies, Inc., Class C	87,033
1,680	DocuSign, Inc.*	97,810
546	Dolby Laboratories, Inc., Class A	39,989
2,385	Dropbox, Inc., Class A*	51,015
2,079	DXC Technology Co.*	51,518
645	Elastic NV*	54,122
516	F5, Inc.*	81,043
5,995	Fidelity National Information Services, Inc.	547,763
5,572	Fortinet, Inc.*	271,301
669	Gartner, Inc.*	190,879
1,374	GoDaddy, Inc., Class A*	104,177
11,038	Hewlett Packard Enterprise Co.	150,117
8,957	HP, Inc.	257,155
387	HubSpot, Inc.*	130,434
34,812	Intel Corp.	1,111,199
7,654	International Business Machines Corp.	983,156
2,342	Intuit, Inc.	1,011,229
1,170	Jabil, Inc.	70,551
3,197	Juniper Networks, Inc.	90,859
1,776	Keysight Technologies, Inc.*	291,069
1,271	KLA Corp.	437,389
1,177	Lam Research Corp.	515,420
7,214	Marvell Technology, Inc.	337,759
8,461	Mastercard, Inc., Class A	2,744,495
9,487	Micron Technology, Inc.	536,300
63,655	Microsoft Corp.	16,643,873
546	MKS Instruments, Inc.	54,387
535	MongoDB, Inc.*	172,730
1,649	Motorola Solutions, Inc.	401,383
1,112	National Instruments Corp.	44,213
1,891	NetApp, Inc.	136,398
436	New Relic, Inc.*	26,470
4,796	NortonLifeLock, Inc.	108,342
1,786	Nutanix, Inc., Class A*	30,898

Common Stocks – (continued)
Information Technology – (continued)
20,489	NVIDIA Corp.	3,092,610
1,058	Okta, Inc.*	96,701
3,685	ON Semiconductor Corp.*	253,417
12,871	Oracle Corp.	954,385
821	Palo Alto Networks, Inc.*	457,141
11,375	PayPal Holdings, Inc.*	1,062,880
9,531	QUALCOMM, Inc.	1,260,665
718	RingCentral, Inc., Class A*	30,903
8,187	Salesforce, Inc.*	1,278,154
1,704	ServiceNow, Inc.*	740,592
1,366	Splunk, Inc.*	122,981
1,297	Synopsys, Inc.*	448,788
888	Teradata Corp.*	29,215
7,842	Texas Instruments, Inc.	1,295,577
1,460	Twilio, Inc., Class A*	101,587
370	Universal Display Corp.	41,340
813	VeriSign, Inc.*	148,145
16,173	Visa, Inc., Class A	3,213,737
1,515	VMware, Inc., Class A	175,785
2,664	Western Digital Corp.*	112,581
3,777	Western Union Co. (The)	55,975
1,658	Workday, Inc., Class A*	272,840
516	Zebra Technologies Corp., Class A*	155,646
1,030	Zendesk, Inc.*	79,073
2,144	Zoom Video Communications, Inc., Class A*	172,378

		76,887,060

Materials – 2.5%
2,261	Air Products and Chemicals, Inc.	570,790
1,192	Albemarle Corp.	319,408
1,880	Alcoa Corp.	93,022
640	AptarGroup, Inc.	65,798
828	Avery Dennison Corp.	152,037
3,078	Ball Corp.	171,783
1,282	Berry Global Group, Inc.*	69,651
1,106	Celanese Corp.	122,611
2,122	CF Industries Holdings, Inc.	219,542
1,572	Chemours Co. (The)	53,024
8,364	Corteva, Inc.	513,801
7,434	Dow, Inc.	379,134
4,995	DuPont de Nemours, Inc.	277,922
1,311	Eastman Chemical Co.	119,301
2,530	Ecolab, Inc.	414,490
1,286	FMC Corp.	138,991
14,757	Freeport-McMoRan, Inc.	436,807
3,002	Graphic Packaging Holding Co.	66,855
3,776	International Paper Co.	157,157
2,623	LyondellBasell Industries NV, Class A	217,709
609	Martin Marietta Materials, Inc.	211,755
8,112	Newmont Corp.	335,512
2,711	Nucor Corp.	360,400
908	Packaging Corp. of America	124,323
410	Scotts Miracle-Gro Co. (The)	27,450
1,434	Sealed Air Corp.	77,164
2,346	Sherwin-Williams Co. (The)	544,507

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
955	Sonoco Products Co.	$60,184
1,301	Vulcan Materials Co.	216,604
2,486	Westrock Co.	100,907

		6,618,639

Real Estate – 3.3%
6,534	American Tower Corp. REIT	1,659,963
3,783	Americold Realty Trust, Inc. REIT	111,296
1,964	AvalonBay Communities, Inc. REIT	394,587
2,209	Boston Properties, Inc. REIT	175,461
1,461	Camden Property Trust REIT	187,753
4,641	CBRE Group, Inc., Class A*	366,453
6,079	Crown Castle, Inc. REIT	1,038,475
3,998	Digital Realty Trust, Inc. REIT	494,273
2,382	Douglas Emmett, Inc. REIT	46,497
1,282	Equinix, Inc. REIT	842,748
5,261	Equity Residential REIT	385,000
916	Essex Property Trust, Inc. REIT	242,795
543	Howard Hughes Corp. (The)*	34,551
698	Jones Lang LaSalle, Inc.*	120,754
8,503	Kimco Realty Corp. REIT	179,243
10,408	Prologis, Inc. REIT	1,295,900
1,502	SBA Communications Corp. REIT	488,525
4,469	UDR, Inc. REIT	200,524
5,623	Ventas, Inc. REIT	269,117
10,479	Weyerhaeuser Co. REIT	357,963
817	Zillow Group, Inc., Class A*	27,288
2,306	Zillow Group, Inc., Class C*	77,159

		8,996,325

Utilities – 3.0%
8,875	AES Corp. (The)	225,869
3,337	Alliant Energy Corp.	203,690
3,423	Ameren Corp.	317,038
6,843	American Electric Power Co., Inc.	685,669
943	Avangrid, Inc.	46,584
4,722	Consolidated Edison, Inc.	461,528
4,345	Constellation Energy Corp.	354,509
10,797	Dominion Energy, Inc.	883,195
2,569	DTE Energy Co.	334,843
10,250	Duke Energy Corp.	1,095,828
4,999	Edison International	338,782
2,699	Entergy Corp.	311,195
4,583	Eversource Energy	411,049
13,039	Exelon Corp.	572,542
673	IDACORP, Inc.	73,519
3,141	NRG Energy, Inc.	129,660
9,805	PPL Corp.	285,129
6,624	Public Service Enterprise Group, Inc.	426,321
4,186	Sempra Energy	690,564
5,670	Vistra Corp.	140,333

		7,987,847

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $239,383,420)		$268,538,319

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
36,658	2.154%	$36,658
(Cost $36,658)

TOTAL INVESTMENTS – 99.7%
(Cost $239,420,078)		$268,574,977

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		852,642

NET ASSETS – 100.0%		$269,427,619

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities

August 31, 2022

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $7,912,410, $623,219,499, $147,699,939 and $378,174,791, respectively)(a)	$7,898,316	$610,440,599	$144,568,085	$325,475,183

Investments in affiliated issuers, at value (cost $—, $1,138,288, $— and $954,689, respectively)	—	1,291,758	—	1,601,141

Investments in securities lending reinvestment vehicle, at value which equals cost	45,842	—	—	6,943,097

Cash	6,665	828,518	452,961	—

Foreign currency, at value (cost $90, $—, $— and $98,526, respectively)	90	—	—	96,776

Receivables:

Dividends	10,814	896,594	119,242	298,646

Foreign tax reclaims	1,338	—	—	61,396

Reimbursement from investment adviser	323	—	—	—

Securities lending income	73	2,075	800	68,308

Investments sold	—	—	—	371,490

Total assets	7,963,461	613,459,544	145,141,088	334,916,037

Liabilities:

Payables:

Upon return of securities loaned	45,842	—	—	6,943,097

Foreign capital gains tax	2,623	—	—	—

Management fees	—	49,861	56,746	149,795

Due to custodian	—	—	—	292,846

Total liabilities	48,465	49,861	56,746	7,385,738

Net Assets:

Paid-in capital	7,927,355	664,319,930	198,234,125	421,057,129

Total distributable earnings (loss)	(12,359)	(50,910,247)	(53,149,783)	(93,526,830)

NET ASSETS	$7,914,996	$613,409,683	$145,084,342	$327,530,299
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	200,000	10,400,000	1,925,000	7,500,000

Net asset value per share:	$39.57	$58.98	$75.37	$43.67

(a)	Includes loaned securities having a market value of $44,059, $—, $— and $6,577,359 for Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and Innovate Equity ETF, respectively.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued)

August 31, 2022

JUST U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $238,477,515)(a)	$267,401,253

Investments in affiliated issuers, at value (cost $905,905)	1,137,066

Investments in securities lending reinvestment vehicle, at value which equals cost	36,658

Cash	485,120

Receivables:

Dividends	451,649

Securities lending income	36

Total assets	269,511,782

Liabilities:

Payables:

Management fees	47,505

Upon return of securities loaned	36,658

Total liabilities	84,163

Net Assets:

Paid-in capital	248,425,443

Total distributable earnings	21,002,176

NET ASSETS	$269,427,619
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	4,750,000

Net asset value per share:	$56.72

(a)	Includes loaned securities having a market value of $35,932 for JUST U.S. Large Cap Equity ETF.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Bloomberg Clean Energy Equity ETF*	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $10,761, $16,913, $1,585 and $237,525, respectively)	$77,842	$11,801,522	$740,469	$3,664,071

Non cash dividend income	4,576	—	—	319,968

Securities lending income — unaffiliated issuer	656	129,878	3,830	641,112

Dividends — affiliated issuers	—	37,136	—	44,318

Total investment income	83,074	11,968,536	744,299	4,669,469

Expenses:

Management fees	15,101	676,727	819,354	2,064,370

Trustee fees	4,753	30,353	13,879	20,135

Shareholder Meeting Expense	—	2,072	115	420

Total expenses	19,854	709,152	833,348	2,084,925

NET INVESTMENT INCOME (LOSS)	63,220	11,259,384	(89,049)	2,584,544

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(16,507)	(41,989,587)	(41,314,095)	(37,827,407)

Investments — affiliated issuers	—	(24,841)	—	(19,747)

In-kind redemptions — unaffiliated issuers	—	81,396,876	17,798,077	18,436,526

In-kind redemptions — affiliated issuers	—	194,955	—	66,254

Foreign currency transactions	(1,678)	(63)	2	(49,981)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $2,623, $—, $— and $—, respectively)	(16,717)	(169,452,952)	(35,121,455)	(132,747,474)

Investments — affiliated issuers	—	(527,338)	—	(499,689)

Foreign currency translations	(261)	—	—	(7,155)

Net realized and unrealized loss	(35,163)	(130,402,950)	(58,637,471)	(152,648,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,057	$(119,143,566)	$(58,726,520)	$(150,064,129)

*	For the period February 8, 2022 (commencement of operations) through August 31, 2022.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

JUST U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $535)	$4,098,086

Dividends — affiliated issuers	27,067

Securities lending income — unaffiliated issuer	906

Total investment income	4,126,059

Expenses:

Management fees	529,849

Trustee fees	16,337

Shareholder Meeting Expense	264

Total expenses	546,450

NET INVESTMENT INCOME	3,579,609

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,719,417)

Investments — affiliated issuers	(4,338)

In-kind redemptions — unaffiliated issuers	10,682,336

In-kind redemptions — affiliated issuers	28,741

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(49,621,558)

Investments — affiliated issuers	(264,035)

Net realized and unrealized loss	(40,898,271)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,318,662)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF
	For the Period February 8, 2022* to August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$63,220	$11,259,384	$8,378,230

Net realized gain (loss)	(18,185)	39,577,340	71,351,452

Net change in unrealized gain (loss)	(16,978)	(169,980,290)	115,136,803

Net increase (decrease) in net assets resulting from operations	28,057	(119,143,566)	194,866,485

Distributions to shareholders:

From distributable earnings	(40,416)	(11,856,146)	(7,590,615)

From share transactions:

Proceeds from sales of shares	7,927,355	169,051,301	557,025,332

Cost of shares redeemed	—	(282,145,961)	(207,230,194)

Net increase (decrease) in net assets resulting from share transactions	7,927,355	(113,094,660)	349,795,138

TOTAL INCREASE (DECREASE)	7,914,996	(244,094,372)	537,071,008

Net assets:

Beginning of period	$—	$857,504,055	$320,433,047

End of period	$7,914,996	$613,409,683	$857,504,055

*	Commencement of operations.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Hedge Industry VIP ETF		Innovate Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Period November 6, 2020* to August 31, 2021
From operations:

Net investment income (loss)	$(89,049)	$(139,131)	$2,584,544	$1,721,075

Net realized gain (loss)	(23,516,016)	39,540,926	(19,394,355)	31,265,366

Net change in unrealized gain (loss)	(35,121,455)	4,820,604	(133,254,318)	81,193,907

Net increase (decrease) in net assets resulting from operations	(58,726,520)	44,222,399	(150,064,129)	114,180,348

Distributions to shareholders:

From distributable earnings	—	(935)	(3,566,370)	(1,407,971)

From share transactions:

Proceeds from sales of shares	59,701,538	171,549,598	51,102,318	471,161,712

Cost of shares redeemed	(77,725,146)	(109,021,786)	(63,125,867)	(90,749,742)

Net increase (decrease) in net assets resulting from share transactions	(18,023,608)	62,527,812	(12,023,549)	380,411,970

TOTAL INCREASE (DECREASE)	(76,750,128)	106,749,276	(165,654,048)	493,184,347

Net assets:

Beginning of period	$221,834,470	$115,085,194	$493,184,347	$—

End of period	$145,084,342	$221,834,470	$327,530,299	$493,184,347

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$3,579,609	$2,632,119

Net realized gain	8,987,322	4,160,554

Net change in unrealized gain (loss)	(49,885,593)	50,126,210

Net increase (decrease) in net assets resulting from operations	(37,318,662)	56,918,883

Distributions to shareholders:

From distributable earnings	(3,381,618)	(2,492,618)

From share transactions:

Proceeds from sales of shares	73,677,046	72,087,463

Cost of shares redeemed	(27,788,985)	(15,027,884)

Net increase in net assets resulting from share transactions	45,888,061	57,059,579

TOTAL INCREASE	5,187,781	111,485,844

Net assets:

Beginning of period	$264,239,838	$152,753,994

End of period	$269,427,619	$264,239,838

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Bloomberg Clean Energy Equity ETF
	For the Period February 8, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$39.60

Net investment income(a)	0.32

Net realized and unrealized loss	(0.15)

Total gain from investment operations	0.17

Distributions to shareholders from net investment income	(0.20)

Net asset value, end of period	$39.57

Market price, end of period	$39.52

Total Return at Net Asset Value(b)	0.45%

Net assets, end of period (in 000’s)	$7,915

Ratio of total expenses to average net assets	0.45	%(c)

Ratio of net investment income to average net assets	1.43	%(c)

Portfolio turnover rate(d)	19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,				For the Period September 12, 2017* to August 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$70.00	$50.86	$46.30	$46.33	$40.58

Net investment income(a)	0.94	0.85	0.93	0.81	0.77

Net realized and unrealized gain (loss)	(10.98)	19.09	4.52	(0.10)	5.52

Total gain (loss) from investment operations	(10.04)	19.94	5.45	0.71	6.29

Distributions to shareholders from net investment income	(0.98)	(0.80)	(0.89)	(0.74)	(0.54)

Net asset value, end of period	$58.98	$70.00	$50.86	$46.30	$46.33

Market price, end of period	$58.99	$69.99	$50.95	$46.32	$46.35

Total Return at Net Asset Value(b)	(14.48)%	39.56%	12.08%	1.62%	15.60%

Net assets, end of period (in 000’s)	$613,410	$857,504	$320,433	$168,989	$76,438

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.43%	1.39%	1.98%	1.81%	1.82	%(c)

Portfolio turnover rate(d)	47%	43%	48%	39%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,
	2022		2021	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of year	$103.18		$79.37	$56.86		$57.98	$50.46

Net investment income (loss)(a)	(0.04	)(b)	(0.07)	0.16	(c)	0.51	0.17

Net realized and unrealized gain (loss)	(27.77)		23.88	22.59		(1.11)	7.52

Total gain (loss) from investment operations	(27.81)		23.81	22.75		(0.60)	7.69

Distributions to shareholders from net investment income	—		— (d)	(0.24)		(0.52)	(0.17)

Distributions to shareholders from return of capital	—		—	—	(d)	—	—

Total distributions to shareholders	—		— (d)	(0.24)		(0.52)	(0.17)

Net asset value, end of year	$75.37		$103.18	$79.37		$56.86	$57.98

Market price, end of year	$75.47		$103.21	$79.50		$57.03	$57.98

Total Return at Net Asset Value(e)	(26.95)%		30.00%	40.07%		(0.99)%	15.27%

Net assets, end of year (in 000’s)	$145,084		$221,834	$115,085		$79,608	$110,155

Ratio of total expenses to average net assets	0.45%		0.45%	0.45%		0.45%	0.45%

Ratio of net investment income (loss) to average net assets	(0.05	)%(b)	(0.08)%	0.26	%(c)	0.91%	0.31%

Portfolio turnover rate(f)	117%		136%	124%		103%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Innovate Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Period November 6, 2020* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$63.23	$50.03

Net investment income(a)	0.33	0.24

Net realized and unrealized gain (loss)	(19.43)	13.15

Total gain (loss) from investment operations	(19.10)	13.39

Distributions to shareholders from net investment income	(0.46)	(0.19)

Net asset value, end of period	$43.67	$63.23

Market price, end of period	$43.62	$63.34

Total Return at Net Asset Value(b)	(30.35)%	26.80%

Net assets, end of period (in 000’s)	$327,530	$493,184

Ratio of total expenses to average net assets	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.62%	0.50	%(c)

Portfolio turnover rate(d)	38%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,				For the Period June 7, 2018* to August 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$65.65	$50.92	$42.04	$42.13	$40.08

Net investment income(a)	0.82	0.74	0.74	0.72	0.17

Net realized and unrealized gain (loss)	(8.97)	14.70	8.90	0.08	1.88

Total gain (loss) from investment operations	(8.15)	15.44	9.64	0.80	2.05

Distributions to shareholders from net investment income	(0.78)	(0.71)	(0.76)	(0.89)	—

Net asset value, end of period	$56.72	$65.65	$50.92	$42.04	$42.13

Market price, end of period	$56.84	$65.68	$50.88	$42.06	$42.13

Total Return at Net Asset Value(b)	(12.53)%	30.61%	23.29%	2.06%	5.11%

Net assets, end of period (in 000’s)	$269,428	$264,240	$152,754	$129,275	$272,805

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.31%	1.29%	1.69%	1.79%	1.84	%(c)

Portfolio turnover rate(d)	12%	11%	14%	17%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

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Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Bloomberg Clean Energy Equity ETF*	Diversified
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified
Goldman Sachs Hedge Industry VIP ETF	Diversified
Goldman Sachs Innovate Equity ETF	Diversified
Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified

*	The Goldman Sachs Bloomberg Clean Energy Equity ETF commenced operations on February 8, 2022.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange traded fund (“ETF”). Shares of the Goldman Sachs Hedged Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Goldman Sachs Bloomberg Clean Energy Equity ETF and Goldman Sachs Equal Weight U.S. Large Cap Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains,

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Funds (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

BLOOMBERG CLEAN ENERGY EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$11,208	$—	$—

Asia	2,466,063	34,633	—

Europe	1,832,920	—	—

North America	3,490,725	—	—

Oceania	18,281	—	—

South America	34,871	9,615	—

Securities Lending Reinvestment Vehicle	45,842	—	—

Total	$7,899,910	$44,248	$—

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$611,732,357	$—	$—

Total	$611,732,357	$—	$—

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,180,683	$—	$—

North America	138,906,003	—	—

South America	2,481,399	—	—

Total	$144,568,085	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INNOVATE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$47,001,071	$—	$—

Europe	31,873,586	—	—

North America	243,593,831	831,234	—

Oceania	914,488	—	—

South America	2,490,016	—	—

Closed-End Fund	372,098	—	—

Securities Lending Reinvestment Vehicle	6,943,097	—	—

Total	$333,188,187	$831,234	$—

JUST U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$268,538,319	$—	$—

Securities Lending Reinvestment Vehicle	36,658	—	—

Total	$268,574,977	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2022, contractual and effective net unitary management fee rates with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09%
Goldman Sachs Hedge Industry VIP ETF	0.45%
Goldman Sachs Innovate Equity ETF	0.50%
Goldman Sachs Just U.S. Large Cap Equity ETF	0.20%

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$1,819,030	$687,875	$(857,923)	$170,114	$(527,338)	$1,291,758	3,883	$37,136
Goldman Sachs Innovate Equity ETF	2,261,900	225,248	(432,825)	46,507	(499,689)	1,601,141	4,813	44,318
Goldman Sachs JUST U.S. Large Cap Equity ETF	1,173,128	327,118	(123,548)	24,403	(264,035)	1,137,066	3,418	27,067

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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Notes to Financial Statements (continued)

August 31, 2022

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF

	For the period February 8, 2022* through August 31, 2022

	Shares	Dollars

Fund Share Activity
Shares Sold	200,000	$7,927,355
Shares Redeemed	—	—
NET INCREASE IN SHARES	200,000	$7,927,355

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,500,000	$169,051,301	9,300,000	$557,024,513
Shares Redeemed	(4,350,000)	(282,145,961)	(3,350,000)	(207,230,194)
NET INCREASE (DECREASE) IN SHARES	(1,850,000)	$(113,094,660)	5,950,000	$349,794,319

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	625,000	$59,701,538	1,850,000	$171,549,598
Shares Redeemed	(850,000)	(77,725,146)	(1,150,000)	(109,021,786)
NET INCREASE (DECREASE) IN SHARES	(225,000)	$(18,023,608)	700,000	$62,527,812

	Goldman Sachs Innovate Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the period November 6, 2020* through August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	900,000	$51,102,318	9,350,000	$471,141,230
Shares Redeemed	(1,200,000)	(63,125,867)	(1,550,000)	(90,747,684)
NET INCREASE (DECREASE) IN SHARES	(300,000)	$(12,023,549)	7,800,000	$380,393,546
* Commencement of operations

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,150,000	$73,677,046	1,300,000	$72,087,463
Shares Redeemed	(425,000)	(27,788,985)	(275,000)	(15,027,884)
NET INCREASE IN SHARES	725,000	$45,888,061	1,025,000	$57,059,579

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF*	$3,902,451	$1,481,066
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	366,817,424	366,307,839
Goldman Sachs Hedge Industry VIP ETF	216,340,224	220,765,919
Goldman Sachs Innovate Equity ETF	159,756,566	157,770,480
Goldman Sachs JUST U.S. Large Cap Equity ETF	33,501,965	33,115,817

*	Commenced operations on February 8, 2022.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF*	$5,507,200	$—
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	168,754,309	281,099,796
Goldman Sachs Hedge Industry VIP ETF	59,108,512	77,421,942
Goldman Sachs Innovate Equity ETF	48,834,357	63,151,418
Goldman Sachs JUST U.S. Large Cap Equity ETF	73,522,090	27,725,766

*	Commenced operations on February 8, 2022.

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1)

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Notes to Financial Statements (continued)

August 31, 2022

7. SECURITIES LENDING (continued)

the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2022
Goldman Sachs Bloomberg Clean Energy Equity ETF*	$—	$1,263,408	$(1,217,566)	$45,842
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	10,902,108	74,157,224	(85,059,332)	—
Goldman Sachs Hedge Industry VIP ETF	—	24,783,340	(24,783,340)	—
Goldman Sachs Innovate Equity ETF	13,009,276	87,844,552	(93,910,731)	6,943,097
Goldman Sachs JUST U.S. Large Cap Equity ETF	185,290	1,740,304	(1,888,936)	36,658

*	Commenced operations on February 8, 2022.

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8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	Fiscal Year Ended August 31, 2022
	Goldman Sachs Bloomberg Clean Energy Equity ETF*	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income	$40,416	$11,856,146	$—	$3,566,370	$3,381,618
Total taxable distributions	$40,416	$11,856,146	$—	$3,566,370	$3,381,618

*	Commenced operations on February 8, 2022.

	Fiscal Year Ended August 31, 2021
	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF*	Goldman Sachs JUST U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income	$7,590,615	$935	$1,407,971	$2,492,618
Total taxable distributions	$7,590,615	$935	$1,407,971	$2,492,618

*	Commenced operations on November 6, 2020.

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF*	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF
Undistributed ordinary income— net	$40,624	$1,257,212	$—	$202,034	$691,532
Total undistributed earnings	$40,624	$1,257,212	$—	$202,034	$691,532
Capital loss carryforwards: (1)
Perpetual Short-Term	$—	$—	$(7,375,244)	$(19,248,303)	$(4,017,838)
Perpetual Long-Term	—	—	(893,031)	(19,747,403)	(1,357,273)
Timing differences (Qualified Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	—	(26,288,174)	(40,169,979)	(436,128)	(583,625)
Unrealized gains (losses)— net	(52,983)	(25,879,285)	(4,711,529)	(54,297,030)	26,269,380
Total accumulated earnings (losses) net	$(12,359)	$(50,910,247)	$(53,149,783)	$(93,526,830)	$21,002,176

*	Commenced operations on February 8, 2022.

(1)	Goldman Sachs Hedge Industry VIP ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF, utilized $26,166 and $16,621 respectively, of capital losses in the current fiscal year.

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Notes to Financial Statements (continued)

August 31, 2022

8. TAX INFORMATION (continued)

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF*	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF
Tax Cost	$7,994,257	$637,611,642	$149,279,614	$388,309,196	$242,305,597
Gross unrealized gain	712,962	59,996,910	9,856,565	29,341,125	49,705,156
Gross unrealized loss	(765,945)	(85,876,195)	(14,568,094)	(83,638,155)	(23,435,776)
Net unrealized gains (losses) on securities	$(52,983)	$(25,879,285)	$(4,711,529)	$(54,297,030)	$26,269,380

*	Commenced operations on February 8, 2022.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating losses and redemption in-kind transactions.

	Paid-in Capital	Total Distributable Earnings
Fund
Goldman Sachs Bloomberg Clean Energy Equity ETF*	$—	$—
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$68,938,256	$(68,938,256)
Goldman Sachs Hedge Industry VIP ETF	$17,135,176	$(17,135,176)
Goldman Sachs Innovate Equity ETF	$18,152,055	$(18,152,055)
Goldman Sachs JUST U.S. Large Cap Equity ETF	$10,498,647	$(10,498,647)

*	Commenced operations on February 8, 2022.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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GOLDMAN SACHS EQUITY ETFS

9. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Providers rely on third party data they believe to be reliable in constructing each respective Index, but they do not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Solactive AG, the index provider for the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs Innovate Equity ETF, and JUST Capital Foundation, Inc., the index provider for the Goldman Sachs JUST U.S. Large Cap Equity ETF, may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued)

August 31, 2022

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

76

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF	For the year ended August 31, 2022	For the two years ended August 31, 2022	For each of the periods indicated therein
Goldman Sachs Innovate Equity ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and for the period November 6, 2020 (commencement of operations) through August 31, 2021
Goldman Sachs Bloomberg Clean Energy Equity ETF	For the period February 8, 2022 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

77

GOLDMAN SACHS EQUITY ETFS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Cheryl K. Beebe	264,924,160	15,294,512	0

Lawrence Hughes	279,548,931	669,741	0

John F. Killian	264,883,857	15,334,814	0

Steven D. Krichmar	279,552,751	665,920	0

Linda A. Lang	279,620,511	598,160	0

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GOLDMAN SACHS EQUITY ETFS

Fund Expenses — Six Months ended 8/31/2022 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2022 and held for the six months ended August 31, 2022, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Bloomberg Clean Energy Equity ETF				Goldman Sachs Equal Weight U.S. Large Cap Equity ETF				Goldman Sachs Hedge Industry VIP ETF				Goldman Sachs Innovate Equity ETF				Goldman Sachs Just US Large Cap Equity ETF
	Beginning Account Value 3/1/2022	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*
Actual based on NAV	$1,000	$952.77		$2.21	$1,000	$902.01		$0.43	$1,000	$827.24		$2.07	$1,000	$821.38		$2.30	$1,000	$906.22		$0.96
Hypothetical 5% return	1,000	1,022.94	+	2.29	1,000	1,024.75	+	0.46	1,000	1,022.94	+	2.29	1,000	1,022.68	+	2.55	1,000	1,024.20	+	1.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09
Goldman Sachs Hedge Industry VIP ETF	0.45
Goldman Sachs Innovate Equity ETF	0.50
Goldman Sachs Just US Large Cap Equity ETF	0.20

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GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

80

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

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GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust – Equity ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2022, 25.51%, 88.68%, 85.05%, and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Innovate Equity ETF, and JUST U.S. Large Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2022, 100%, 84.10%, 100%, and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Innovate Equity ETF, and JUST U.S. Large Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2022, 7.14% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify as section 199A dividends.

83

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S.1000 Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

Bloomberg Goldman Sachs Global Clean Energy Index is service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Bloomberg Clean Energy ETF (the “ETF”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT

FUNDS PROFILE

POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Goldman Sachs Innovate Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Innovative Global Equity Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Innovate Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/ or financial intermediaries of Goldman Sachs Innovate Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Innovate Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2022 Goldman Sachs. All rights reserved. 294219-OTU-10/2022 EQTYETFAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Goldman Sachs MarketBeta® ETFs
MarketBeta® Emerging Markets Equity ETF (GSEE)
MarketBeta® International Equity ETF (GSID)
MarketBeta® U.S. Equity ETF (GSUS)

Goldman Sachs MarketBeta® ETFs

∎	MarketBeta® Emerging Markets Equity ETF

∎	MarketBeta® International Equity ETF

∎	MarketBeta® U.S. Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs MarketBeta® Equity ETFs

Principal Investment Strategies

The investment objective of each of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

MarketBeta® Emerging Markets Equity ETF

The Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2022, the Index consisted of 1,662 securities with a market capitalization range of between approximately $70.3 million and $2,195.0 billion from issuers in the following emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Kuwait, Luxembourg, Malaysia, Mexico, Pakistan, Peru, the Philippines, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® International Equity ETF

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2022, the Index consisted of 1,031 securities with a market capitalization range of between approximately $545.4 million and $327.6 billion from issuers in the following developed market countries: Australia, Austria, Belgium, Chile, China, Curacao, the Czech Republic, Denmark, Faeroe Island, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Jordan, Luxembourg, Macao, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in a developed market country if it is organized under the laws of the developed market country and it is primarily listed in the developed market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

1

INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® U.S. Equity ETF

The Solactive GBS United States Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2022, the Index consisted of 534 securities with a market capitalization range of between approximately $4.1 billion and $2,526.6 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. Solactive AG (“Solactive” or the “Index Provider”) will deem an issuer to be a U.S. issuer if it is organized under the laws of the U.S. and it is primarily listed in the U.S.; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

All Above Funds

Each Fund seeks to invest in the respective Index components in approximately the same weighting that such components have within the respective Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the respective Index in the approximate respective Index weight. In these circumstances, the Fund may purchase a sample of securities in the respective Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in each Fund’s Index, purchase securities not in each Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Each Index is owned and calculated by Solactive.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, each Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the respective Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

Each Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the respective Index is concentrated. The degree to which components of the respective Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. August 31, 2022, we maintained conviction in our principal investment strategies, as each Fund continues to seek to provide efficient and diversified access to approximately 85% of the broad equity market represented by each respective Index in one portfolio.

Effective on April 4, 2022, Jamie McGregor no longer served as a portfolio manager for the Funds. In addition, effective the same date, Matthew Maillet served as a portfolio manager for the Funds. Effective June 17, 2022, Matthew Maillet no longer served as a portfolio manager for the Funds. Raj Garigipati, Managing Director, continues to serve as a portfolio manager for the Funds, as he has since their inception.

2

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -20.01% based on net asset value (“NAV”) and -20.22% based on market price. The Index returned -20.08% during the same period.

The Fund had an NAV of $55.68 per share on August 31, 2021 and ended the Reporting Period with an NAV of $41.23 per share. The Fund’s market price on August 31, 2022 was $41.16 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the utilities sector contributed most positively to the Index’s results during the Reporting Period. Index constituents in the information technology, consumer discretionary and communication services sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in United Arab Emirates, Saudi Arabia and Indonesia contributed most to the Index’s results during the Reporting Period. Conversely, Index constituents in China, South Korea and Taiwan contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in United Arab Emirates-based health care supply chain company International Holding Company, Brazil-based energy company Petroleo Brasileiro and India-based financials company ICICI Bank contributed most positively (0.64%, 0.43% and 0.84% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted either a double-digit or triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in Taiwan-based semiconductor company Taiwan Semiconductor Manufacturing, China-based e-commerce retailer Alibaba Group Holding and China-based communication services company Tencent Holdings contributed least (5.91%, 2.62% and 3.67% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Financials	21.45%	22.17%
Information Technology	18.19	18.66
Consumer Discretionary	12.98	13.30
Communication Services	9.26	9.40
Materials	8.42	8.32
Energy	7.88	6.51
Industrials	7.02	7.20
Consumer Staples	5.59	5.80
Health Care	3.53	3.66
Utilities	3.09	3.23
Real Estate	1.75	1.75
Not Classified	0.85	—

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Index
China	28.17%	28.75%
India	15.29	15.67
Taiwan	14.01	14.36
South Korea	10.85	11.09
Saudi Arabia	5.81	5.99
Brazil	5.37	5.52
South Africa	2.65	2.72
Russia	2.49	—
Thailand	2.16	2.20
United Arab Emirates	2.13	2.19
Indonesia	1.99	2.05
Mexico	1.96	1.99
Qatar	1.27	1.31
Hong Kong	1.18	1.17
United States	0.85	—
Kuwait	0.81	0.83
Philippines	0.74	0.75
Turkey	0.69	0.67
Chile	0.58	0.59
Greece	0.30	0.30
Hungary	0.16	0.16
Colombia	0.14	0.14
Czech Republic	0.14	0.14
Peru	0.11	0.11
Egypt	0.08	0.08
Luxembourg	0.04	0.04
Singapore	0.03	0.03
Pakistan	0.01	0.01
Cyprus	0.01	—
Malaysia	—	1.14

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index.

4

FUND BASICS

MarketBeta® Emerging Markets Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$41.16
Net Asset Value (NAV)[1]	$41.23

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%	Information Technology	Taiwan

Tencent Holdings Ltd.	3.8	Communication Services	China

Samsung Electronics Co. Ltd.	3.2	Information Technology	South Korea

Alibaba Group Holding Ltd. ADR	2.7	Consumer Discretionary	China

Saudi Arabian Oil Co.	1.9	Energy	Saudi Arabia

Meituan, Class B	1.5	Consumer Discretionary	China

Reliance Industries Ltd.	1.4	Energy	India

JD.com, Inc. ADR	1.1	Consumer Discretionary	China

Infosys Ltd.	0.9	Information Technology	India

iShares MSCI Malaysia ETF	0.9	Exchange-Traded Fund	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

MARKETBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Solactive GBS Emerging Markets Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	-20.01%	6.67%

Shares based on Market Price (Commenced May 12, 2020)	-20.22%	6.56%

Solactive GBS Emerging Markets Large & Mid Cap Index	-20.08%	6.93%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

6

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® International Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® International Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -19.80% based on net asset value (“NAV”) and -20.62% based on market price. The Index returned -19.84% during the same period.

The Fund had an NAV of $57.61 per share on August 31, 2021 and ended the Reporting Period with an NAV of $44.63 per share. The Fund’s market price on August 31, 2022 was $44.33 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most positively to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the energy sector contributed most to the Index’s results during the Reporting Period. Index constituents in the industrials, information technology and consumer discretionary sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in the Czech Republic contributed most to the Fund’s results during the Reporting Period. Index constituents in Japan, Germany and the Netherlands contributed least to the Fund’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in U.K.-based energy company Shell, France-based energy company TotalEnergies and U.K.-based energy company BP contributed most (1.40%, 0.95% and 0.64% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in Netherlands-based photolithography systems supplier ASML Holding, Germany-based enterprise software developer SAP and Germany-based industrial manufacturing company Siemens contributed least (1.40%, 0.63% and 0.58% of Fund net assets as of August 31, 2022, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

7

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Financials	16.99%	16.98%
Industrials	15.65	15.67
Health Care	13.03	13.02
Consumer Discretionary	11.56	11.56
Consumer Staples	10.68	10.68
Information Technology	8.19	8.19
Materials	7.57	7.57
Communication Services	5.12	5.12
Energy	4.78	4.78
Utilities	3.46	3.46
Real Estate	2.97	2.97

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Index
Japan	24.36%	24.36%
UK	14.74	14.77
France	9.62	9.62
Switzerland	9.55	9.55
Australia	8.41	8.41
Germany	6.82	6.82
Netherlands	4.37	4.37
Sweden	3.33	3.33
Hong Kong	3.18	3.17
Denmark	2.60	2.60
Spain	2.28	2.28
Italy	1.91	1.90
Singapore	1.70	1.70
Finland	1.26	1.26
Ireland	1.19	1.19
Israel	1.16	1.16
Norway	1.05	1.05
Belgium	0.80	0.80
New Zealand	0.39	0.39
Austria	0.27	0.27
Poland	0.23	0.23
Luxembourg	0.21	0.21
Portugal	0.19	0.19
China	0.11	0.10
Curacao	0.08	0.08
Macau	0.04	0.04
Malaysia	0.04	0.04
Czech Republic	0.04	0.04
Chile	0.03	0.03
Faroe Islands	0.02	0.02
Jordan	0.02	0.01
Mexico	0.01	0.01
United States	0.01	0.01

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 1.9% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index.

8

FUND BASICS

MarketBeta® International Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$44.33
Net Asset Value (NAV)[1]	$44.63

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.3%	Consumer Staples	United States

Roche Holding AG	1.6	Health Care	United States

Shell PLC	1.4	Energy	Netherlands

ASML Holding NV	1.4	Information Technology	Netherlands

AstraZeneca PLC	1.3	Health Care	United Kingdom

Novartis AG	1.3	Health Care	Switzerland

Novo Nordisk A/S, Class B	1.3	Health Care	Denmark

LVMH Moet Hennessy Louis Vuitton SE	1.2	Consumer Discretionary	France

Toyota Motor Corp.	1.2	Consumer Discretionary	Japan

BHP Group Ltd.	1.0	Materials	Australia

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

MARKETBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	-19.80%	7.44%

Shares based on Market Price (Commenced May 12, 2020)	-20.62%	7.11%

Solactive GBS Developed Markets ex North America Large & Mid Cap Index	-19.84%	7.44%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

10

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® U.S. Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® U.S. Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -13.41% based on net asset value (“NAV”) and -13.43% based on market price. The Index returned -13.39% during the same period.

The Fund had an NAV of $63.07 per share on August 31, 2021 and ended the Reporting Period with an NAV of $53.96 per share. The Fund’s market price on August 31, 2022 was $53.97 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which contributed least?

A

Index constituents in the energy, utilities and consumer staples sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the information technology, communication services and consumer discretionary sectors contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A

Positions in integrated energy companies Exxon Mobil and Chevron and in health care company UnitedHealth Group contributed most (1.19%, 0.90% and 1.43% of Fund net assets as of August 31, 2022, respectively). Each of these holdings posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A

Positions in communication services giant Meta Platforms, e-commerce retailing behemoth Amazon.com and software leader Microsoft contributed least (1.10%, 3.32% and 5.69% of Fund net assets as of August 31, 2022, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

11

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Information Technology	28.18%	28.18%
Health Care	14.12	14.12
Consumer Discretionary	11.68	11.68
Financials	10.52	10.52
Communication Services	8.44	8.44
Industrials	7.74	7.74
Consumer Staples	6.65	6.65
Energy	4.54	4.54
Utilities	3.06	3.06
Real Estate	2.55	2.55
Materials	2.36	2.36

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index.

12

FUND BASICS

MarketBeta® U.S. Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$53.97
Net Asset Value (NAV)[1]	$53.96

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.5%	Information Technology	United States

Microsoft Corp.	5.7	Information Technology	United States

Amazon.com, Inc.	3.3	Consumer Discretionary	United States

Tesla, Inc.	2.1	Consumer Discretionary	United States

Alphabet, Inc., Class A	1.9	Communication Services	United States

Alphabet, Inc., Class C	1.7	Communication Services	United States

UnitedHealth Group, Inc.	1.4	Health Care	United States

Johnson & Johnson	1.3	Health Care	United States

Exxon Mobil Corp.	1.2	Energy	United States

Meta Platforms, Inc., Class A	1.1	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

MARKETBETA® U.S. EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Solactive GBS United States Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® U.S. Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	-13.41%	16.20%

Shares based on Market Price (Commenced May 12, 2020)	-13.43%	16.21%

Solactive GBS United States Large & Mid Cap Index	-13.39%	16.28%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

14

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Solactive GBS Emerging Markets Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

The Solactive GBS United States Large & Mid Cap Index is designed to measure the performance of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 96.5%
Brazil – 4.0%
21,576	Ambev SA (Consumer Staples)	$63,591
3,138	Americanas SA (Consumer Discretionary)	9,897
2,611	Atacadao SA (Consumer Staples)	9,953
29,654	B3 SA – Brasil Bolsa Balcao (Financials)	67,825
7,528	Banco Bradesco SA (Financials)	23,016
7,288	Banco BTG Pactual SA (Financials)	35,800
4,216	Banco do Brasil SA (Financials)	33,925
1,747	Banco Santander Brasil SA (Financials)	9,903
3,311	BB Seguridade Participacoes SA (Financials)	18,073
160	Bradespar SA (Materials)	647
3,680	BRF SA (Consumer Staples)*	11,258
2,769	Caixa Seguridade Participacoes SA (Financials)	4,869
5,660	CCR SA (Industrials)	15,065
2,971	Centrais Eletricas Brasileiras SA (Utilities)	26,441
1,725	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	16,364
1,366	Cia Energetica de Minas Gerais (Utilities)	4,835
2,931	Cia Siderurgica Nacional SA (Materials)	7,807
5,857	Cosan SA (Energy)	22,587
953	CPFL Energia SA (Utilities)	6,432
3,127	CSN Mineracao SA (Materials)	2,185
359	Diagnosticos da America SA (Health Care)	1,455
1,303	Energisa SA (Utilities)	10,636
6,385	Eneva SA (Utilities)*	19,102
852	Engie Brasil Energia SA (Utilities)	6,660
4,663	Equatorial Energia SA (Utilities)	21,762
22,280	Hapvida Participacoes e Investimentos SA (Health Care)(a)	31,306
2,044	Hypera SA (Health Care)	16,992
2,285	Itau Unibanco Holding SA (Financials)	9,764
3,982	Klabin SA (Materials)	14,472
2,918	Localiza Rent a Car SA (Industrials)	34,255
4,834	Lojas Renner SA (Consumer Discretionary)	24,697
14,058	Magazine Luiza SA (Consumer Discretionary)*	11,586
1,435	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	6,675
4,408	Natura & Co. Holding SA (Consumer Staples)	12,269
1,111	Neoenergia SA (Utilities)	3,545
7,644	NU Holdings Ltd., Class A (Financials)*	37,456
1,023	Pagseguro Digital Ltd., Class A (Information Technology)*	15,897
3,313	Petro Rio SA (Energy)*	17,463
18,068	Petroleo Brasileiro SA (Energy)	129,625
923	Porto Seguro SA (Financials)	3,761
5,620	Raia Drogasil SA (Consumer Staples)	23,604
3,855	Rede D’Or Sao Luiz SA (Health Care)(a)	24,800
5,968	Rumo SA (Industrials)	23,280
3,630	Sendas Distribuidora SA (Consumer Staples)	12,885
1,055	StoneCo Ltd., Class A (Information Technology)*	10,001

Common Stocks – (continued)
Brazil – (continued)
3,858	Suzano SA (Materials)	32,958
2,055	Telefonica Brasil SA (Communication Services)	16,318
4,102	TIM SA (Communication Services)	9,366
2,438	TOTVS SA (Information Technology)	13,435
3,602	Ultrapar Participacoes SA (Energy)	9,407
464	Usinas Siderurgicas de Minas Gerais SA Usiminas (Materials)	727
19,769	Vale SA (Materials)	246,111
3,411	Vibra Energia SA (Consumer Discretionary)	12,088
7,392	WEG SA (Industrials)	40,363
1,289	XP, Inc., Class A (Financials)*	24,800

		1,319,994

Chile – 0.4%
212,110	Banco de Chile (Financials)	20,206
341	Banco de Credito e Inversiones SA (Financials)	10,086
303,360	Banco Santander Chile (Financials)	12,235
6,313	Cencosud SA (Consumer Staples)	8,862
2,589	Cencosud Shopping SA (Real Estate)	3,684
690	Cia Cervecerias Unidas SA (Consumer Staples)	3,765
90,343	Cia Sud Americana de Vapores SA (Industrials)	8,537
5,389	Empresas CMPC SA (Materials)	10,264
1,932	Empresas Copec SA (Energy)	16,733
96,751	Enel Americas SA (Utilities)	10,525
132,901	Enel Chile SA (Utilities)	4,380
4,197	Falabella SA (Consumer Discretionary)	9,931
2,290	Quinenco SA (Industrials)	5,944

		125,152

China – 30.0%
2,300	360 Security Technology, Inc., Class A (Information Technology)	2,442
700	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	2,068
3,427	AAC Technologies Holdings, Inc. (Information Technology)	6,383
200	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)*	3,574
716	AECC Aviation Power Co. Ltd., Class A (Industrials)	4,775
25,954	Agricultural Bank of China Ltd., Class A (Financials)	10,730
150,758	Agricultural Bank of China Ltd., Class H (Financials)	49,364
2,089	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	8,915
2,153	Air China Ltd., Class A (Industrials)*	3,220
8,948	Air China Ltd., Class H (Industrials)*	7,194
647	Airtac International Group (Industrials)*	17,515

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
9,277	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	$885,119
4,025	Aluminum Corp. of China Ltd., Class A (Materials)	2,633
19,046	Aluminum Corp. of China Ltd., Class H (Materials)	7,037
200	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	2,500
1,793	Angang Steel Co. Ltd., Class A (Materials)	754
7,799	Angang Steel Co. Ltd., Class H (Materials)	2,444
162	Angel Yeast Co. Ltd., Class A (Consumer Staples)	1,141
1,200	Anhui Conch Cement Co. Ltd., Class A (Materials)	5,556
5,802	Anhui Conch Cement Co. Ltd., Class H (Materials)	22,176
364	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	13,473
130	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	953
200	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	1,554
100	Anjoy Foods Group Co. Ltd., Class A (Consumer Staples)	2,250
5,954	ANTA Sports Products Ltd. (Consumer Discretionary)	71,989
300	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	785
91	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	2,265
107	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(a)	1,474
349	Autohome, Inc. ADR (Communication Services)	12,428
341	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	1,467
1,256	AVIC Electromechanical Systems Co. Ltd., Class A (Industrials)	2,022
3,327	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	1,631
1,352	Baidu, Inc. ADR (Communication Services)*	194,647
6,442	Bank of Beijing Co. Ltd., Class A (Financials)	3,859
1,304	Bank of Chengdu Co. Ltd., Class A (Financials)	2,968
11,977	Bank of China Ltd., Class A (Financials)	5,282
410,120	Bank of China Ltd., Class H (Financials)	144,216
11,844	Bank of Communications Co. Ltd., Class A (Financials)	7,869
35,636	Bank of Communications Co. Ltd., Class H (Financials)	20,340
1,939	Bank of Hangzhou Co. Ltd., Class A (Financials)	4,031

Common Stocks – (continued)
China – (continued)
4,770	Bank of Jiangsu Co. Ltd., Class A (Financials)	5,017
2,940	Bank of Nanjing Co. Ltd., Class A (Financials)	4,529
1,914	Bank of Ningbo Co. Ltd., Class A (Financials)	8,282
4,260	Bank of Shanghai Co. Ltd., Class A (Financials)	3,652
1,948	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	723
6,595	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	5,099
2,500	BBMG Corp., Class A (Materials)	950
11,543	BBMG Corp., Class H (Materials)	1,559
392	BeiGene Ltd. ADR (Health Care)*	67,291
1,300	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)*	1,631
100	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	1,141
800	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	1,073
2,426	Beijing Enterprises Holdings Ltd. (Utilities)	7,233
20,271	Beijing Enterprises Water Group Ltd. (Utilities)	5,217
200	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	5,226
383	Beijing New Building Materials PLC, Class A (Industrials)	1,461
900	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	719
420	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	794
700	Beijing Shougang Co. Ltd., Class A (Materials)	418
200	Beijing Shunxin Agriculture Co. Ltd., Class A (Consumer Staples)	693
468	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	1,513
145	Beijing United Information Technology Co. Ltd., Class A (Industrials)	2,084
145	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	2,685
14,900	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	10,007
100	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	658
165	BGI Genomics Co. Ltd., Class A (Health Care)	1,445
1,157	Bilibili, Inc. ADR (Communication Services)*(b)	28,879
200	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	4,150
6,785	Blue Moon Group Holdings Ltd. (Consumer Staples)(a)	5,187
17,600	BOC Hong Kong Holdings Ltd. (Financials)	60,768

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
700	BOC International China Co. Ltd., Class A (Financials)	$1,270
11,022	BOE Technology Group Co. Ltd., Class A (Information Technology)	5,916
14,036	Brilliance China Automotive Holdings Ltd. (Consumer Discretionary)*(c)	6,457
587	BYD Co. Ltd., Class A (Consumer Discretionary)	24,522
4,274	BYD Co. Ltd., Class H (Consumer Discretionary)	131,887
554	By-health Co. Ltd., Class A (Consumer Staples)	1,499
1,304	Caitong Securities Co. Ltd., Class A (Financials)	1,436
421	CanSino Biologics, Inc., Class H (Health Care)(a)	2,642
1,600	CECEP Wind-Power Corp., Class A (Utilities)	1,158
4,300	CGN Power Co. Ltd., Class A (Utilities)	1,753
55,748	CGN Power Co. Ltd., Class H (Utilities)(a)	13,282
100	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	2,569
1,988	Changjiang Securities Co. Ltd., Class A (Financials)	1,641
100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A (Consumer Discretionary)	2,035
619	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	2,433
200	Chengxin Lithium Group Co. Ltd., Class A (Materials)	1,543
500	Chifeng Jilong Gold Mining Co. Ltd., Class A (Materials)*	1,413
800	China Baoan Group Co. Ltd., Class A (Industrials)	1,713
12,635	China Bohai Bank Co. Ltd., Class H (Financials)(a)	2,093
44,304	China Cinda Asset Management Co. Ltd., Class H (Financials)	6,096
1,728	China CITIC Bank Corp. Ltd., Class A (Financials)	1,123
46,780	China CITIC Bank Corp. Ltd., Class H (Financials)	20,086
1,239	China Coal Energy Co. Ltd., Class A (Energy)	1,794
10,988	China Coal Energy Co. Ltd., Class H (Energy)	9,814
7,295	China Conch Venture Holdings Ltd. (Industrials)	14,927
2,822	China Construction Bank Corp., Class A (Financials)	2,260
458,023	China Construction Bank Corp., Class H (Financials)	284,191
1,300	China CSSC Holdings Ltd., Class A (Industrials)	4,722

Common Stocks – (continued)
China – (continued)
3,032	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	2,160
10,452	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	3,609
9,800	China Energy Engineering Corp. Ltd. (Industrials)	3,213
40,165	China Energy Engineering Corp. Ltd., Class H (Industrials)(b)	4,759
12,273	China Everbright Bank Co. Ltd., Class A (Financials)	5,110
36,926	China Everbright Bank Co. Ltd., Class H (Financials)	11,338
17,102	China Everbright Environment Group Ltd. (Industrials)	8,476
14,770	China Evergrande Group (Real Estate)*(c)	3,105
11,416	China Feihe Ltd. (Consumer Staples)*(a)	9,469
1,239	China Galaxy Securities Co. Ltd., Class A (Financials)	1,779
18,535	China Galaxy Securities Co. Ltd., Class H (Financials)	10,154
700	China Great Wall Securities Co. Ltd., Class A (Financials)	943
1,109	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)	1,461
14,093	China Hongqiao Group Ltd. (Materials)	13,754
300	China International Capital Corp. Ltd., Class A (Financials)	1,815
7,509	China International Capital Corp. Ltd., Class H (Financials)(a)	13,260
831	China International Marine Containers Group Co. Ltd., Class A (Industrials)	978
2,433	China International Marine Containers Group Co. Ltd., Class H (Industrials)	2,024
32,443	China Jinmao Holdings Group Ltd. (Real Estate)	6,862
1,187	China Jushi Co. Ltd., Class A (Materials)	2,481
5,197	China Lesso Group Holdings Ltd. (Industrials)	6,198
684	China Life Insurance Co. Ltd., Class A (Financials)	3,046
36,495	China Life Insurance Co. Ltd., Class H (Financials)	52,449
1,829	China Literature Ltd. (Communication Services)*(a)	7,457
15,569	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	25,231
2,842	China Meidong Auto Holdings Ltd. (Consumer Discretionary)	5,822
6,141	China Merchants Bank Co. Ltd., Class A (Financials)	31,224
20,172	China Merchants Bank Co. Ltd., Class H (Financials)	103,573
700	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	768
6,336	China Merchants Port Holdings Co. Ltd. (Industrials)	9,526

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
2,194	China Merchants Securities Co. Ltd., Class A (Financials)	$4,217
2,190	China Merchants Securities Co. Ltd., Class H (Financials)(a)	2,009
1,900	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	4,030
300	China Minmetals Rare Earth Co. Ltd., Class A (Materials)*	1,146
11,300	China Minsheng Banking Corp. Ltd., Class A (Financials)	5,901
35,151	China Minsheng Banking Corp. Ltd., Class H (Financials)	11,196
19,801	China National Building Material Co. Ltd., Class H (Materials)	18,770
1,800	China National Chemical Engineering Co. Ltd., Class A (Industrials)	2,251
5,500	China National Nuclear Power Co. Ltd., Class A (Utilities)	5,082
1,076	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	4,704
300	China Oilfield Services Ltd., Class A (Energy)	637
9,161	China Oilfield Services Ltd., Class H (Energy)	9,524
23,565	China Overseas Land & Investment Ltd. (Real Estate)	63,650
1,939	China Pacific Insurance Group Co. Ltd., Class A (Financials)	5,898
12,638	China Pacific Insurance Group Co. Ltd., Class H (Financials)	26,825
10,283	China Petroleum & Chemical Corp., Class A (Energy)	6,369
122,417	China Petroleum & Chemical Corp., Class H (Energy)	57,864
24,256	China Power International Development Ltd. (Utilities)	13,598
6,626	China Railway Group Ltd., Class A (Industrials)	5,527
20,228	China Railway Group Ltd., Class H (Industrials)	11,597
1,851	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	1,189
9,078	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(a)	2,857
33,961	China Reinsurance Group Corp., Class H (Financials)	2,510
6,982	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	48,792
10,707	China Resources Cement Holdings Ltd. (Materials)	6,616
4,505	China Resources Gas Group Ltd. (Utilities)	17,592
14,133	China Resources Land Ltd. (Real Estate)	58,071
300	China Resources Microelectronics Ltd., Class A (Information Technology)	2,280

Common Stocks – (continued)
China – (continued)
2,670	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	12,144
8,987	China Resources Power Holdings Co. Ltd. (Utilities)	17,931
300	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	1,719
1,934	China Shenhua Energy Co. Ltd., Class A (Energy)	8,512
16,565	China Shenhua Energy Co. Ltd., Class H (Energy)	52,129
1,207	China Southern Airlines Co. Ltd., Class A (Industrials)*	1,128
9,059	China Southern Airlines Co. Ltd., Class H (Industrials)*	4,905
12,700	China State Construction Engineering Corp. Ltd., Class A (Industrials)	9,469
8,929	China State Construction International Holdings Ltd. (Industrials)	10,330
500	China Suntien Green Energy Corp. Ltd., Class A (Energy)	827
9,174	China Suntien Green Energy Corp. Ltd., Class H (Energy)	4,126
7,355	China Taiping Insurance Holdings Co. Ltd. (Financials)	7,534
8,400	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	7,433
622	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	17,640
212,804	China Tower Corp. Ltd., Class H (Communication Services)(a)	26,570
9,300	China United Network Communications Ltd., Class A (Communication Services)	4,789
2,912	China Vanke Co. Ltd., Class A (Real Estate)	7,025
9,617	China Vanke Co. Ltd., Class H (Real Estate)	18,820
6,893	China Yangtze Power Co. Ltd., Class A (Utilities)	23,978
200	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	3,255
5,397	China Zheshang Bank Co. Ltd., Class A (Financials)*	2,544
181	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	2,933
4,313	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	9,085
2,800	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	1,454
12,477	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	4,324
430	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	5,867
18,538	CIFI Holdings Group Co. Ltd. (Real Estate)(b)	4,724

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
31,202	CITIC Ltd. (Industrials)	$32,240
200	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	574
3,760	CITIC Securities Co. Ltd., Class A (Financials)	10,647
11,119	CITIC Securities Co. Ltd., Class H (Financials)	22,610
5,548	CMOC Group Ltd., Class A (Materials)	3,960
18,364	CMOC Group Ltd., Class H (Materials)	8,236
1,100	CNPC Capital Co. Ltd., Class A (Industrials)	775
726	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)*	50,868
2,900	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	1,207
18,028	COSCO SHIPPING Development Co. Ltd., Class H (Industrials)	2,733
1,100	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)*	2,250
6,936	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)*	5,267
3,741	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	7,706
15,618	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	23,440
43,500	Country Garden Holdings Co. Ltd. (Real Estate)	12,913
9,320	Country Garden Services Holdings Co. Ltd. (Real Estate)	18,476
7,400	CRRC Corp. Ltd., Class A (Industrials)	5,378
22,110	CRRC Corp. Ltd., Class H (Industrials)	8,282
1,200	CSC Financial Co. Ltd., Class A (Financials)	4,637
5,024	CSC Financial Co. Ltd., Class H (Financials)(a)	4,730
10,994	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	5,029
4,400	Daqin Railway Co. Ltd., Class A (Industrials)	4,117
224	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,085
1,793	Datang International Power Generation Co. Ltd., Class A (Utilities)*	835
15,662	Datang International Power Generation Co. Ltd., Class H (Utilities)*	3,233
900	DHC Software Co. Ltd., Class A (Information Technology)	760
200	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	1,178
195	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	969
744	Dongfang Electric Corp. Ltd., Class A (Industrials)	2,126
2,028	Dongfang Electric Corp. Ltd., Class H (Industrials)	2,703

Common Stocks – (continued)
China – (continued)
14,005	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	8,904
944	Dongxing Securities Co. Ltd., Class A (Financials)	1,138
3,791	East Money Information Co. Ltd., Class A (Financials)	12,209
200	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	2,367
3,731	ENN Energy Holdings Ltd. (Utilities)	54,381
600	ENN Natural Gas Co. Ltd., Class A (Utilities)	1,788
593	Eve Energy Co. Ltd., Class A (Industrials)	8,171
1,368	Everbright Securities Co. Ltd., Class A (Financials)	3,183
12,467	Evergrande Property Services Group Ltd. (Real Estate)*(a)(c)	3,653
1,381	Fangda Carbon New Material Co. Ltd., Class A (Industrials)*	1,396
719	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)	851
1,300	First Capital Securities Co. Ltd., Class A (Financials)	1,162
344	Flat Glass Group Co. Ltd., Class A (Information Technology)*	1,998
2,076	Flat Glass Group Co. Ltd., Class H (Information Technology)*	6,864
4,843	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	4,257
1,020	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	11,920
2,347	Founder Securities Co. Ltd., Class A (Financials)	2,366
2,952	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	3,978
325	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,052
4,567	Full Truck Alliance Co. Ltd. ADR (Industrials)*	36,079
584	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	3,309
3,039	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	14,520
420	Ganfeng Lithium Co. Ltd., Class A (Materials)	5,221
1,702	Ganfeng Lithium Co. Ltd., Class H (Materials)(a)	15,038
5,400	GD Power Development Co. Ltd., Class A (Utilities)*	3,408
875	GDS Holdings Ltd. ADR (Information Technology)*(b)	23,835
1,400	GEM Co. Ltd., Class A (Materials)	1,696
1,263	Gemdale Corp., Class A (Real Estate)	2,136
6,521	Genscript Biotech Corp. (Health Care)*	21,144
1,791	GF Securities Co. Ltd., Class A (Financials)	4,271

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
6,681	GF Securities Co. Ltd., Class H (Financials)	$8,750
400	Giant Network Group Co. Ltd., Class A (Communication Services)	500
182	GigaDevice Semiconductor, Inc., Class A (Information Technology)	3,062
150	Ginlong Technologies Co. Ltd., Class A (Industrials)	4,999
1,074	GoerTek, Inc., Class A (Information Technology)	5,060
400	Gotion High-tech Co. Ltd., Class A (Industrials)	1,994
684	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	3,320
15,486	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	23,440
1,800	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	8,337
4,099	Greentown China Holdings Ltd. (Real Estate)	7,771
454	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	4,017
14,182	Guangdong Investment Ltd. (Utilities)	13,010
100	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	1,385
2,000	Guanghui Energy Co. Ltd., Class A (Energy)	3,670
736	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	1,485
13,763	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	11,889
390	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,539
1,312	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	3,163
181	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,751
195	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	1,912
600	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	4,139
845	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A (Financials)	793
1,433	Guosen Securities Co. Ltd., Class A (Financials)	1,923
2,348	Guotai Junan Securities Co. Ltd., Class A (Financials)	5,038
4,347	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	5,167
1,401	Guoyuan Securities Co. Ltd., Class A (Financials)	1,488
713	H World Group Ltd. ADR (Consumer Discretionary)	26,830
7,099	Haidilao International Holding Ltd. (Consumer Discretionary)*(a)	16,823

Common Stocks – (continued)
China – (continued)
1,995	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	7,487
11,351	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	37,312
2,992	Haitong Securities Co. Ltd., Class A (Financials)	4,115
14,762	Haitong Securities Co. Ltd., Class H (Financials)	9,686
253	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	1,095
411	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	3,868
200	Hangzhou Lion Electronics Co. Ltd., Class A (Information Technology)	1,545
260	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	949
300	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	1,726
215	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	3,379
674	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	6,707
5,424	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	10,850
200	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	1,093
700	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	2,722
2,972	Hengan International Group Co. Ltd. (Consumer Staples)	14,237
1,799	Hengli Petrochemical Co. Ltd., Class A (Materials)	5,011
1,297	Hengyi Petrochemical Co. Ltd., Class A (Materials)	1,703
3,946	Hesteel Co. Ltd., Class A (Materials)	1,385
130	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	1,605
280	Hongfa Technology Co. Ltd., Class A (Industrials)	1,530
100	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	1,628
3,818	Hua Hong Semiconductor Ltd. (Information Technology)*(a)	11,285
1,967	Huadian Power International Corp. Ltd., Class A (Utilities)	1,558
8,562	Huadian Power International Corp. Ltd., Class H (Utilities)(b)	3,523
419	Huadong Medicine Co. Ltd., Class A (Health Care)	2,563
1,200	Huafon Chemical Co. Ltd., Class A (Materials)	1,309
700	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	1,502
619	Hualan Biological Engineering, Inc., Class A (Health Care)	1,774

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,793	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	$1,891
2,477	Huaneng Power International, Inc., Class A (Utilities)*	2,939
20,506	Huaneng Power International, Inc., Class H (Utilities)*	10,503
2,300	Huatai Securities Co. Ltd., Class A (Financials)	4,384
6,494	Huatai Securities Co. Ltd., Class H (Financials)(a)	8,704
879	Huaxi Securities Co. Ltd., Class A (Financials)	1,023
3,759	Huaxia Bank Co. Ltd., Class A (Financials)	2,803
400	Huaxin Cement Co. Ltd., Class A (Materials)	1,007
1,101	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	2,982
1,200	Hubei Energy Group Co. Ltd., Class A (Utilities)	856
300	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	1,682
200	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	4,439
400	Humanwell Healthcare Group Co. Ltd., Class A (Health Care)	1,082
2,200	Hunan Valin Steel Co. Ltd., Class A (Materials)	1,423
460	Hundsun Technologies, Inc., Class A (Information Technology)	2,245
698	Iflytek Co. Ltd., Class A (Information Technology)	3,796
100	Imeik Technology Development Co. Ltd., Class A (Health Care)	8,109
18,818	Industrial & Commercial Bank of China Ltd., Class A (Financials)	11,957
383,187	Industrial & Commercial Bank of China Ltd., Class H (Financials)	195,283
6,180	Industrial Bank Co. Ltd., Class A (Financials)	15,339
1,977	Industrial Securities Co. Ltd., Class A (Financials)*	1,781
100	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	1,183
15,046	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)	4,387
1,120	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	2,859
2,967	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	1,872
1,834	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	9,508
1,100	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	1,358
3,843	Innovent Biologics, Inc. (Health Care)*(a)	16,378

Common Stocks – (continued)
China – (continued)
400	Inspur Electronic Information Industry Co. Ltd., Class A (Information Technology)	$1,347
180	Intco Medical Technology Co. Ltd., Class A (Health Care)	573
1,464	iQIYI, Inc. ADR (Communication Services)*	5,358
706	JA Solar Technology Co. Ltd., Class A (Information Technology)	6,715
215	Jafron Biomedical Co. Ltd., Class A (Health Care)	1,465
260	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	1,825
600	JCET Group Co. Ltd., Class A (Information Technology)	2,158
2,440	JD Health International, Inc. (Consumer Discretionary)*(a)	16,989
8,456	JD Logistics, Inc. (Industrials)*(a)	18,143
5,763	JD.com, Inc. ADR (Consumer Discretionary)	365,893
800	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	2,235
300	Jiangsu Expressway Co. Ltd., Class A (Industrials)	331
6,540	Jiangsu Expressway Co. Ltd., Class H (Industrials)	5,608
392	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	2,783
1,900	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	9,553
325	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	2,178
460	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Consumer Staples)	10,974
100	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	1,651
260	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	1,029
900	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	2,906
684	Jiangxi Copper Co. Ltd., Class A (Materials)	1,625
5,472	Jiangxi Copper Co. Ltd., Class H (Materials)	6,756
500	Jiangxi Special Electric Motor Co. Ltd., Class A (Industrials)*	1,609
900	Jiangxi Zhengbang Technology Co. Ltd., Class A (Consumer Staples)*	781
1,700	Jinke Properties Group Co. Ltd., Class A (Real Estate)*	617
100	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	2,165
140	Joinn Laboratories China Co. Ltd., Class A (Health Care)	1,583
303	Joinn Laboratories China Co. Ltd., Class H (Health Care)(a)	1,621

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
600	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	$1,034
200	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)	998
200	Juewei Food Co. Ltd., Class A (Consumer Staples)	1,354
252	Kanzhun Ltd. ADR (Communication Services)*	5,919
2,830	KE Holdings, Inc. ADR (Real Estate)*	51,053
600	Keda Industrial Group Co. Ltd. (Industrials)	1,584
13,567	Kingdee International Software Group Co. Ltd. (Information Technology)*	26,481
800	Kingfa Sci & Tech Co. Ltd., Class A (Materials)	1,248
4,281	Kingsoft Corp. Ltd. (Communication Services)	13,090
4,396	Kuaishou Technology (Communication Services)*(a)	38,534
668	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)*	1,762
18,580	Kunlun Energy Co. Ltd. (Utilities)	16,215
414	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	115,548
719	LB Group Co. Ltd., Class A (Materials)	1,834
5,594	Legend Holdings Corp., Class H (Information Technology)(a)	6,372
34,222	Lenovo Group Ltd. (Information Technology)	28,341
1,478	Lens Technology Co. Ltd., Class A (Information Technology)	2,333
600	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	1,648
2,704	Li Auto, Inc. ADR (Consumer Discretionary)*	77,794
11,479	Li Ning Co. Ltd. (Consumer Discretionary)	105,301
5,500	Liaoning Port Co. Ltd., Class A (Industrials)	1,332
2,000	Lingyi iTech Guangdong Co., Class A (Information Technology)*	1,596
130	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	590
800	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	2,263
10,005	Longfor Group Holdings Ltd. (Real Estate)(a)	32,633
2,175	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	16,154
11,234	Lufax Holding Ltd. ADR (Financials)	49,093
600	Luxi Chemical Group Co. Ltd., Class A (Materials)	1,199
2,180	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	11,865

Common Stocks – (continued)
China – (continued)
393	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	13,352
554	Mango Excellent Media Co. Ltd., Class A (Communication Services)	2,234
160	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	2,361
1,200	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)*	841
20,717	Meituan, Class B (Consumer Discretionary)*(a)	500,976
5,518	Metallurgical Corp. of China Ltd., Class A (Industrials)	2,569
15,861	Metallurgical Corp. of China Ltd., Class H (Industrials)	3,011
3,224	Microport Scientific Corp. (Health Care)*	6,457
600	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	2,335
1,812	Ming Yuan Cloud Group Holdings Ltd. (Information Technology)	1,503
300	Montage Technology Co. Ltd., Class A (Information Technology)	2,415
1,614	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	13,725
390	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	1,015
1,100	Nanjing Securities Co. Ltd., Class A (Financials)	1,360
2,054	NARI Technology Co. Ltd., Class A (Industrials)	8,179
600	National Silicon Industry Group Co. Ltd., Class A (Information Technology)*	1,793
130	NAURA Technology Group Co. Ltd., Class A (Information Technology)	5,318
700	NavInfo Co. Ltd., Class A (Information Technology)	1,328
2,010	NetEase, Inc. ADR (Communication Services)	177,905
619	New China Life Insurance Co. Ltd., Class A (Financials)	2,587
4,861	New China Life Insurance Co. Ltd., Class H (Financials)	11,458
1,400	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	3,191
325	Ninestar Corp., Class A (Information Technology)	2,086
100	Ningbo Deye Technology Co. Ltd., Class A (Industrials)	5,338
200	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	2,079
200	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	3,005
600	Ningbo Shanshan Co. Ltd., Class A (Materials)	2,162
344	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	3,945

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,888	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	$1,071
1,450	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	2,856
7,361	NIO, Inc. ADR (Consumer Discretionary)*	146,557
8,669	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	51,745
600	Offcn Education Technology Co. Ltd., Class A (Consumer Discretionary)*	399
900	OFILM Group Co. Ltd., Class A (Information Technology)*	837
91	Oppein Home Group, Inc., Class A (Consumer Discretionary)	1,723
1,817	Orient Securities Co. Ltd., Class A (Financials)	2,283
4,477	Orient Securities Co. Ltd., Class H (Financials)(a)	2,059
200	Ovctek China, Inc., Class A (Health Care)	1,239
2,700	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	2,244
2,300	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	1,665
42,797	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	13,250
600	Perfect World Co. Ltd., Class A (Communication Services)	1,288
12,972	PetroChina Co. Ltd., Class A (Energy)	10,049
103,479	PetroChina Co. Ltd., Class H (Energy)	48,913
100	PharmaBlock Sciences Nanjing, Inc., Class A (Health Care)	1,220
247	Pharmaron Beijing Co. Ltd., Class A (Health Care)	2,438
970	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	6,445
33,837	PICC Property & Casualty Co. Ltd., Class H (Financials)	36,644
2,272	Pinduoduo, Inc. ADR (Consumer Discretionary)*	161,994
6,013	Ping An Bank Co. Ltd., Class A (Financials)	11,121
2,332	Ping An Healthcare and Technology Co. Ltd. (Consumer Discretionary)*(a)	6,358
3,300	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	20,987
30,444	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	179,782
700	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	1,330
3,500	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	8,784
779	Poly Property Services Co. Ltd., Class H (Real Estate)	4,580
1,000	Pop Mart International Group Ltd. (Consumer Discretionary)(a)	2,605

Common Stocks – (continued)
China – (continued)
8,106	Postal Savings Bank of China Co. Ltd., Class A (Financials)	5,303
62,816	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	37,615
4,520	Power Construction Corp. of China Ltd., Class A (Industrials)	5,062
1,600	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	6,452
200	Raytron Technology Co. Ltd., Class A (Information Technology)	1,264
286	Red Star Macalline Group Corp. Ltd., Class A (Real Estate)	206
532	Remegen Co. Ltd., Class H (Health Care)*(a)	3,043
1,300	RiseSun Real Estate Development Co. Ltd., Class A (Real Estate)*	528
1,775	RLX Technology, Inc. ADR (Consumer Staples)*	2,538
100	Rockchip Electronics Co. Ltd., Class A (Information Technology)	1,192
2,872	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	5,899
2,203	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	4,944
165	Sangfor Technologies, Inc., Class A (Information Technology)	2,311
2,479	Sany Heavy Industry Co. Ltd., Class A (Industrials)	5,664
559	Satellite Chemical Co. Ltd., Class A (Materials)	1,778
2,206	SDIC Power Holdings Co. Ltd., Class A (Utilities)	3,568
9,906	Seazen Group Ltd. (Real Estate)*	3,307
634	Seazen Holdings Co. Ltd., Class A (Real Estate)*	1,915
1,444	SF Holding Co. Ltd., Class A (Industrials)	10,354
150	SG Micro Corp., Class A (Information Technology)	3,486
2,262	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	7,219
1,100	Shandong Gold Mining Co. Ltd., Class A (Materials)	2,856
4,085	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	6,953
620	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	2,624
400	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	1,320
3,700	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	1,820
12,247	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	16,696
196	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	663

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,619	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	$8,927
3,367	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	2,071
14,027	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	3,360
584	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	3,419
2,488	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	8,036
1,393	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	6,522
600	Shanghai International Airport Co. Ltd., Class A (Industrials)*	4,911
3,032	Shanghai International Port Group Co. Ltd., Class A (Industrials)	2,379
300	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	2,512
200	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	1,534
765	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(a)	2,807
712	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	1,307
3,484	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	5,029
260	Shanghai M&G Stationery, Inc., Class A (Industrials)	1,674
1,139	Shanghai MicroPort MedBot Group Co. Ltd. (Health Care)*	3,606
684	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	1,715
3,718	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	5,419
9,185	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	9,687
426	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	3,917
2,200	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	1,864
1,368	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	1,592
1,200	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	2,233
900	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	2,072
1,304	Shanxi Meijin Energy Co. Ltd., Class A (Materials)	2,151
2,153	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	1,530
373	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	15,854
700	Shengyi Technology Co. Ltd., Class A (Information Technology)	1,615

Common Stocks – (continued)
China – (continued)
100	Shennan Circuits Co. Ltd., Class A (Information Technology)	1,232
7,067	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	4,285
4,266	Shenwan Hongyuan Group Co. Ltd., Class H (Financials)(a)	815
180	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	1,098
100	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	4,649
1,100	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	1,016
200	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)	457
736	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	6,403
312	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)	1,525
100	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	1,626
360	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	15,588
2,703	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	2,098
100	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	1,929
200	Shenzhen Transsion Holdings Co. Ltd., Class A (Information Technology)	1,980
3,885	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	40,761
500	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	1,551
894	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,711
390	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	1,215
1,300	Sichuan Road & Bridge Co. Ltd., Class A (Industrials)	2,012
100	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	1,059
300	Sichuan Yahua Industrial Group Co. Ltd., Class A (Materials)	1,241
1,109	Sinolink Securities Co. Ltd., Class A (Financials)	1,390
400	Sinoma Science & Technology Co. Ltd., Class A (Materials)	1,345
1,923	Sinopec Oilfield Service Corp., Class A (Energy)*	533
1,700	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)	777
17,575	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)	2,754
6,580	Sinopharm Group Co. Ltd., Class H (Health Care)	14,654
1,134	Sinotrans Ltd., Class A (Industrials)	620

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
11,585	Sinotrans Ltd., Class H (Industrials)	$3,321
3,547	Sinotruk Hong Kong Ltd. (Industrials)	3,557
100	Skshu Paint Co. Ltd., Class A (Materials)*	1,352
5,424	Smoore International Holdings Ltd. (Consumer Staples)(a)	9,730
800	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	1,473
1,368	SooChow Securities Co. Ltd., Class A (Financials)	1,361
100	StarPower Semiconductor Ltd., Class A (Information Technology)	5,753
11,569	Sunac China Holdings Ltd. (Real Estate)*(c)	6,751
400	Sungrow Power Supply Co. Ltd., Class A (Industrials)	6,464
3,288	Sunny Optical Technology Group Co. Ltd. (Information Technology)	45,201
406	Sunwoda Electronic Co. Ltd., Class A (Industrials)	1,608
400	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	1,501
100	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	6,789
200	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A (Materials)	2,263
700	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	924
1,104	TBEA Co. Ltd., Class A (Industrials)	3,969
4,569	TCL Technology Group Corp., Class A (Consumer Discretionary)	2,751
944	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	6,588
29,684	Tencent Holdings Ltd. (Communication Services)	1,237,456
3,864	Tencent Music Entertainment Group ADR (Communication Services)*	19,745
100	Thunder Software Technology Co. Ltd., Class A (Information Technology)	1,784
684	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	937
9,313	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	16,564
254	Toly Bread Co. Ltd., Class A (Consumer Staples)	518
5,364	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)*	11,058
700	Tongkun Group Co. Ltd., Class A (Materials)	1,449
3,300	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	1,388
1,309	Tongwei Co. Ltd., Class A (Consumer Staples)	10,041
65	Topchoice Medical Corp., Class A (Health Care)*	1,097

Common Stocks – (continued)
China – (continued)
11,844	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	9,371
4,716	TravelSky Technology Ltd., Class H (Information Technology)	8,256
600	Trina Solar Co. Ltd., Class A (Information Technology)	6,222
3,147	Trip.com Group Ltd. ADR (Consumer Discretionary)*	80,941
195	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	3,055
3,045	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	29,679
226	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	5,115
6,666	Uni-President China Holdings Ltd. (Consumer Staples)	5,750
800	Unisplendour Corp. Ltd., Class A (Information Technology)	2,008
300	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	724
2,792	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	32,415
454	Walvax Biotechnology Co. Ltd., Class A (Health Care)	2,875
943	Wanhua Chemical Group Co. Ltd., Class A (Materials)	12,116
21,758	Want Want China Holdings Ltd. (Consumer Staples)	15,358
383	Weibo Corp. ADR (Communication Services)*	7,924
2,112	Weichai Power Co. Ltd., Class A (Industrials)	3,563
9,829	Weichai Power Co. Ltd., Class H (Industrials)	13,174
2,000	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)*	6,882
700	Western Mining Co. Ltd., Class A (Materials)	1,081
1,339	Western Securities Co. Ltd., Class A (Financials)	1,259
200	Western Superconducting Technologies Co. Ltd., Class A (Materials)	2,957
200	Westone Information Industry, Inc., Class A (Information Technology)	975
398	Will Semiconductor Co. Ltd. Shanghai, Class A (Information Technology)	5,412
325	Wingtech Technology Co. Ltd., Class A (Information Technology)	3,046
600	Winning Health Technology Group Co. Ltd., Class A (Health Care)	616
928	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	1,925
1,143	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	27,721

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
600	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	$1,041
787	WuXi AppTec Co. Ltd., Class A (Health Care)	10,235
1,695	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	19,296
17,581	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	156,124
140	Wuxi Shangji Automation Co. Ltd., Class A (Industrials)	2,739
2,902	XCMG Construction Machinery Co. Ltd., Class A (Industrials)*	2,193
800	Xiamen C & D, Inc., Class A (Industrials)	1,362
100	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	2,578
72,488	Xiaomi Corp., Class B (Information Technology)*(a)	106,762
939	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	1,748
4,060	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (Industrials)	6,073
900	Xinjiang Tianshan Cement Co. Ltd., Class A (Materials)	1,266
20,518	Xinyi Solar Holdings Ltd. (Information Technology)	28,337
2,932	XPeng, Inc. ADR (Consumer Discretionary)*	54,301
200	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A (Information Technology)	1,706
649	Yankuang Energy Group Co. Ltd., Class A (Energy)	4,519
6,619	Yankuang Energy Group Co. Ltd., Class H (Energy)	26,311
200	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	1,103
195	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	2,022
218	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	1,689
2,294	Yihai International Holding Ltd. (Consumer Staples)*	5,793
400	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	2,651
100	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	1,952
928	Yonyou Network Technology Co. Ltd., Class A (Information Technology)	2,704
800	YTO Express Group Co. Ltd., Class A (Industrials)	2,277
900	Yunda Holding Co. Ltd., Class A (Industrials)	2,199
900	Yunnan Aluminium Co. Ltd., Class A (Materials)	1,317
401	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	3,046

Common Stocks – (continued)
China – (continued)
100	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	2,701
295	Yunnan Energy New Material Co. Ltd., Class A (Materials)	8,259
500	Yunnan Tin Co. Ltd., Class A (Materials)	1,007
359	Zai Lab Ltd. ADR (Health Care)*	16,589
130	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	5,676
1,300	Zhefu Holding Group Co. Ltd., Class A (Industrials)	817
2,300	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)*	1,528
649	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	2,978
809	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	1,730
100	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	569
7,525	Zhejiang Expressway Co. Ltd., Class H (Industrials)	5,733
400	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	1,155
422	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	4,575
400	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	4,410
200	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Health Care)	1,191
800	Zhejiang Juhua Co. Ltd., Class A (Materials)	1,822
950	Zhejiang NHU Co. Ltd., Class A (Health Care)	3,097
554	Zhejiang Semir Garment Co. Ltd., Class A (Consumer Discretionary)	418
100	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	665
390	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	1,440
500	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	1,513
200	Zhejiang Yongtai Technology Co. Ltd., Class A (Materials)	794
1,222	Zheshang Securities Co. Ltd., Class A (Financials)	1,938
4,419	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)	13,034
200	Zhongji Innolight Co. Ltd., Class A (Information Technology)	851
3,015	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	14,309
1,700	Zhongtai Securities Co. Ltd., Class A (Financials)	1,827
2,684	Zhuzhou CRRC Times Electric Co. Ltd. (Industrials)	13,029
200	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	1,792

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
800	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	$1,315
6,502	Zijin Mining Group Co. Ltd., Class A (Materials)	8,300
28,038	Zijin Mining Group Co. Ltd., Class H (Materials)	31,936
2,268	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	1,898
8,711	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	3,940
1,200	ZTE Corp., Class A (Information Technology)	4,265
3,821	ZTE Corp., Class H (Information Technology)	8,101
2,324	ZTO Express Cayman, Inc. ADR (Industrials)	60,540

		9,878,956

Colombia – 0.1%
1,150	Bancolombia SA (Financials)	8,892
19,969	Ecopetrol SA (Energy)	10,189
2,085	Interconexion Electrica SA ESP (Utilities)	9,036

		28,117

Czech Republic – 0.1%
785	CEZ AS (Utilities)	31,790
364	Komercni banka AS (Financials)	8,580
1,725	Moneta Money Bank AS (Financials)(a)	5,471

		45,841

Egypt – 0.1%
1,394	Abou Kir Fertilizers & Chemical Industries (Materials)	1,834
7,614	Commercial International Bank Egypt SAE (Financials)	15,121
4,720	Eastern Co. SAE (Consumer Staples)	2,396
1,908	E-Finance for Digital & Financial Investments (Information Technology)	1,396
1,559	Egypt Kuwait Holding Co. SAE (Materials)	1,975
3,802	Egyptian Financial Group-Hermes Holding Co. (Financials)*	2,535
1,652	Telecom Egypt Co. (Communication Services)	1,338

		26,595

Greece – 0.3%
9,916	Alpha Services and Holdings SA (Financials)*	9,215
12,103	Eurobank Ergasias Services and Holdings SA (Financials)*	11,318
1,021	Hellenic Telecommunications Organization SA (Communication Services)	16,283
557	JUMBO SA (Consumer Discretionary)	7,976

Common Stocks – (continued)
Greece – (continued)
339	Motor Oil Hellas Corinth Refineries SA (Energy)	6,422
512	Mytilineos SA (Industrials)	8,042
2,765	National Bank of Greece SA (Financials)*	8,964
898	OPAP SA (Consumer Discretionary)	11,874
3,360	Piraeus Financial Holdings SA (Financials)*	3,541
1,083	Public Power Corp. SA (Utilities)*	5,668
343	Star Bulk Carriers Corp. (Industrials)	6,706
259	Terna Energy SA (Utilities)	4,618

		100,627

Hong Kong – 0.0%
486	Orient Overseas International Ltd. (Industrials)	13,610

Hungary – 0.2%
2,360	MOL Hungarian Oil & Gas PLC (Energy)	16,231
1,079	OTP Bank Nyrt (Financials)	22,915
703	Richter Gedeon Nyrt (Health Care)	14,144

		53,290

India – 15.7%
926	Aarti Industries Ltd. (Materials)	9,681
244	ABB India Ltd. (Industrials)	10,019
427	ACC Ltd. (Materials)	12,358
1,462	Adani Enterprises Ltd. (Industrials)	58,775
2,314	Adani Green Energy Ltd. (Utilities)*	70,948
3,540	Adani Ports & Special Economic Zone Ltd. (Industrials)	37,519
4,181	Adani Power Ltd. (Utilities)*	21,782
1,108	Adani Total Gas Ltd. (Utilities)	52,221
1,422	Adani Transmission Ltd. (Utilities)*	70,882
774	Adani Wilmar Ltd. (Consumer Staples)*	6,742
130	Alkem Laboratories Ltd. (Health Care)	4,867
2,911	Ambuja Cements Ltd. (Materials)	15,066
588	Apollo Hospitals Enterprise Ltd. (Health Care)	31,990
8,709	Ashok Leyland Ltd. (Industrials)	16,879
3,065	Asian Paints Ltd. (Materials)	130,827
418	Astral Ltd. (Industrials)	11,007
1,514	AU Small Finance Bank Ltd. (Financials)(a)	12,078
1,287	Aurobindo Pharma Ltd. (Health Care)	8,834
1,124	Avenue Supermarts Ltd. (Consumer Staples)*(a)	64,100
11,141	Axis Bank Ltd. (Financials)	105,369
341	Bajaj Auto Ltd. (Consumer Discretionary)	17,530
1,208	Bajaj Finance Ltd. (Financials)	111,077
187	Bajaj Finserv Ltd. (Financials)	39,919
141	Bajaj Holdings & Investment Ltd. (Financials)	9,698
378	Balkrishna Industries Ltd. (Consumer Discretionary)	9,734
3,655	Bandhan Bank Ltd. (Financials)*(a)	12,811
5,431	Bank of Baroda (Financials)	8,944

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
1,353	Berger Paints India Ltd. (Materials)	$11,472
5,913	Bharat Electronics Ltd. (Industrials)	22,809
1,901	Bharat Forge Ltd. (Consumer Discretionary)	17,725
4,121	Bharat Petroleum Corp. Ltd. (Energy)	17,045
10,516	Bharti Airtel Ltd. (Communication Services)	96,163
1,917	Biocon Ltd. (Health Care)	7,477
36	Bosch Ltd. (Consumer Discretionary)	7,947
481	Britannia Industries Ltd. (Consumer Staples)	22,687
1,779	Canara Bank (Financials)	5,398
2,177	Cholamandalam Investment and Finance Co. Ltd. (Financials)	21,654
2,310	Cipla Ltd. (Health Care)	30,190
7,046	Coal India Ltd. (Energy)	20,821
631	Colgate-Palmolive India Ltd. (Consumer Staples)	13,301
1,350	Container Corp. Of India Ltd. (Industrials)	11,834
3,291	Dabur India Ltd. (Consumer Staples)	24,172
479	Dalmia Bharat Ltd. (Materials)	9,262
463	Deepak Nitrite Ltd. (Materials)	11,532
1,305	Delhivery Ltd. (Industrials)*	9,343
577	Divi’s Laboratories Ltd. (Health Care)	26,337
3,143	DLF Ltd. (Real Estate)	15,427
504	Dr. Reddy’s Laboratories Ltd. (Health Care)	26,926
615	Eicher Motors Ltd. (Consumer Discretionary)	25,996
4,647	Embassy Office Parks REIT (Real Estate)	21,238
565	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	9,887
7,376	GAIL India Ltd. (Utilities)	12,634
288	Gland Pharma Ltd. (Health Care)*(a)	8,583
1,788	Godrej Consumer Products Ltd. (Consumer Staples)*	20,798
444	Godrej Properties Ltd. (Real Estate)*	7,866
1,619	Grasim Industries Ltd. (Materials)	34,203
885	Gujarat Gas Ltd. (Utilities)	5,254
1,078	Havells India Ltd. (Industrials)	18,878
4,818	HCL Technologies Ltd. (Information Technology)	56,934
250	HDFC Asset Management Co. Ltd. (Financials)(a)	6,528
4,437	HDFC Life Insurance Co. Ltd. (Financials)(a)	32,120
640	Hero MotoCorp Ltd. (Consumer Discretionary)	22,856
6,053	Hindalco Industries Ltd. (Materials)	33,442
285	Hindustan Aeronautics Ltd. (Industrials)	8,232
2,990	Hindustan Petroleum Corp. Ltd. (Energy)	9,165
3,833	Hindustan Unilever Ltd. (Consumer Staples)	128,309
11	Honeywell Automation India Ltd. (Information Technology)	5,981

Common Stocks – (continued)
India – (continued)
8,141	Housing Development Finance Corp. Ltd. (Financials)	250,649
25,417	ICICI Bank Ltd. (Financials)	283,829
1,106	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	17,932
1,797	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	13,447
18,417	IDFC First Bank Ltd. (Financials)*	11,392
3,850	Indian Hotels Co. Ltd. (Consumer Discretionary)	13,831
12,954	Indian Oil Corp. Ltd. (Energy)	11,657
1,224	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	10,949
1,562	Indraprastha Gas Ltd. (Utilities)	8,239
2,714	Indus Towers Ltd. (Communication Services)	6,824
2,733	IndusInd Bank Ltd. (Financials)	38,091
349	Info Edge India Ltd. (Communication Services)	19,081
16,028	Infosys Ltd. (Information Technology)	301,152
472	InterGlobe Aviation Ltd. (Industrials)*(a)	11,980
14,507	ITC Ltd. (Consumer Staples)	58,515
2,068	Jindal Steel & Power Ltd. (Materials)	11,278
2,941	JSW Energy Ltd. (Utilities)	12,623
4,491	JSW Steel Ltd. (Materials)	37,693
1,826	Jubilant Foodworks Ltd. (Consumer Discretionary)	14,163
643	Kansai Nerolac Paints Ltd. (Materials)	4,089
5,354	Kotak Mahindra Bank Ltd. (Financials)	129,066
139	L&T Technology Services Ltd. (Industrials)(a)	6,497
218	Larsen & Toubro Infotech Ltd. (Information Technology)(a)	12,735
3,376	Larsen & Toubro Ltd. (Industrials)	81,683
1,657	Laurus Labs Ltd. (Health Care)(a)	12,075
800	Life Insurance Corp. Of India (Financials)	6,781
96	Linde India Ltd. (Materials)	4,143
944	Lupin Ltd. (Health Care)	7,949
382	Macrotech Developers Ltd. (Real Estate)*(a)	5,274
4,910	Mahindra & Mahindra Ltd. (Consumer Discretionary)	80,869
2,358	Marico Ltd. (Consumer Staples)	15,598
568	Maruti Suzuki India Ltd. (Consumer Discretionary)	64,924
1,377	Max Financial Services Ltd. (Financials)*	14,285
2,029	Max Healthcare Institute Ltd. (Health Care)*	9,914
288	Mindtree Ltd. (Information Technology)	11,985
394	Mphasis Ltd. (Information Technology)	10,566
14	MRF Ltd. (Consumer Discretionary)	15,041
557	Muthoot Finance Ltd. (Financials)	7,396
166	Nestle India Ltd. (Consumer Staples)	41,628
9,622	NHPC Ltd. (Utilities)	4,650
3,559	NMDC Ltd. (Materials)	5,476
18,050	NTPC Ltd. (Utilities)	37,255

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
576	Oberoi Realty Ltd. (Real Estate)	$7,299
13,097	Oil & Natural Gas Corp. Ltd. (Energy)	22,845
465	One 97 Communications Ltd. (Information Technology)*	4,201
95	Oracle Financial Services Software Ltd. (Information Technology)	3,790
30	Page Industries Ltd. (Consumer Discretionary)	19,272
833	PB Fintech Ltd. (Financials)*	5,274
224	Persistent Systems Ltd. (Information Technology)	9,917
3,619	Petronet LNG Ltd. (Energy)	10,070
359	PI Industries Ltd. (Materials)	15,525
681	Pidilite Industries Ltd. (Materials)	23,452
571	Piramal Enterprises Ltd. (Financials)	7,643
2,284	Piramal Pharma Ltd. (Health Care)*	6,299
221	Polycab India Ltd. (Industrials)	6,870
5,596	Power Finance Corp. Ltd. (Financials)	8,423
13,279	Power Grid Corp. Of India Ltd. (Utilities)	38,371
11,154	Punjab National Bank (Financials)	5,032
5,836	REC Ltd. (Financials)	7,987
14,343	Reliance Industries Ltd. (Energy)	476,177
6,297	Samvardhana Motherson International Ltd. (Consumer Discretionary)	9,740
1,118	SBI Cards & Payment Services Ltd. (Financials)	12,976
1,954	SBI Life Insurance Co. Ltd. (Financials)(a)	32,685
48	Shree Cement Ltd. (Materials)	13,334
860	Shriram Transport Finance Co. Ltd. (Financials)	14,662
341	Siemens Ltd. (Industrials)	12,375
900	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	5,913
632	SRF Ltd. (Materials)	20,230
8,754	State Bank of India (Financials)	58,528
5,649	Steel Authority of India Ltd. (Materials)	5,780
4,611	Sun Pharmaceutical Industries Ltd. (Health Care)	51,824
522	Tata Communications Ltd. (Communication Services)	7,898
4,331	Tata Consultancy Services Ltd. (Information Technology)	175,029
2,928	Tata Consumer Products Ltd. (Consumer Staples)	29,835
163	Tata Elxsi Ltd. (Information Technology)	18,502
7,871	Tata Motors Ltd. (Consumer Discretionary)*	46,666
2,174	Tata Motors Ltd., Class A (Consumer Discretionary)*	6,406
7,182	Tata Power Co. Ltd. (The) (Utilities)	21,417
32,260	Tata Steel Ltd. (Materials)	43,970
2,471	Tata Teleservices Maharashtra Ltd. (Communication Services)*	3,373
2,720	Tech Mahindra Ltd. (Information Technology)	36,837

Common Stocks – (continued)
India – (continued)
1,803	Titan Co. Ltd. (Consumer Discretionary)	59,103
474	Torrent Pharmaceuticals Ltd. (Health Care)	9,250
889	Trent Ltd. (Consumer Discretionary)	15,745
533	UltraTech Cement Ltd. (Materials)	44,795
346	United Breweries Ltd. (Consumer Staples)	7,149
1,553	United Spirits Ltd. (Consumer Staples)*	15,868
2,191	UPL Ltd. (Materials)	21,212
1,027	Varun Beverages Ltd. (Consumer Staples)	13,366
4,267	Vedanta Ltd. (Materials)	14,513
1,160	Voltas Ltd. (Industrials)	14,616
6,374	Wipro Ltd. (Information Technology)	33,174
74,712	Yes Bank Ltd. (Financials)*	15,467
4,037	Zomato Ltd. (Consumer Discretionary)*	2,944
1,000	Zydus Lifesciences Ltd. (Health Care)	4,760

		5,161,676

Indonesia – 2.0%
67,632	Adaro Energy Indonesia Tbk PT (Energy)	16,130
40,631	Aneka Tambang Tbk (Materials)	5,448
97,645	Astra International Tbk PT (Consumer Discretionary)	45,887
84,746	Avia Avian Tbk PT (Materials)	4,454
19,397	Bank Aladin Syariah Tbk PT (Financials)*	2,202
273,155	Bank Central Asia Tbk PT (Financials)	150,909
30,588	Bank Jago Tbk PT (Financials)*	17,363
85,704	Bank Mandiri Persero Tbk PT (Financials)	51,102
36,056	Bank Negara Indonesia Persero Tbk PT (Financials)	20,709
350,229	Bank Rakyat Indonesia Persero Tbk PT (Financials)	102,408
125,144	Barito Pacific Tbk PT (Materials)	6,914
122,522	Bukalapak.com PT Tbk (Consumer Discretionary)*	2,476
96,028	Chandra Asri Petrochemical Tbk PT (Materials)	15,786
35,276	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	13,963
90,519	Dayamitra Telekomunikasi PT (Communication Services)	4,818
88,393	Elang Mahkota Teknologi Tbk PT (Communication Services)*	11,375
2,448	Gudang Garam Tbk PT (Consumer Staples)	3,913
12,372	Indah Kiat Pulp & Paper Tbk PT (Materials)	6,939
9,152	Indocement Tunggal Prakarsa Tbk PT (Materials)	5,827
12,150	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	6,794
22,236	Indofood Sukses Makmur Tbk PT (Consumer Staples)	9,326

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
94,992	Kalbe Farma Tbk PT (Health Care)	$10,752
62,640	Merdeka Copper Gold Tbk PT (Materials)*	18,063
110,625	Sarana Menara Nusantara Tbk PT (Communication Services)	9,242
14,059	Semen Indonesia Persero Tbk PT (Materials)	6,252
91,798	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	13,483
229,591	Telkom Indonesia Persero Tbk PT (Communication Services)	70,536
30,512	Tower Bersama Infrastructure Tbk PT (Communication Services)	5,797
4,838	Transcoal Pacific Tbk PT (Industrials)	2,705
27,693	Unilever Indonesia Tbk PT (Consumer Staples)	8,564
7,308	United Tractors Tbk PT (Energy)	16,667
9,852	Vale Indonesia Tbk PT (Materials)*	4,049

		670,853

Kuwait – 0.8%
6,489	Agility Public Warehousing Co. KSC (Industrials)	17,742
6,979	Boubyan Bank KSCP (Financials)	18,923
9,328	Gulf Bank KSCP (Financials)	10,602
26,045	Kuwait Finance House KSCP (Financials)	76,118
3,102	Mabanee Co KPSC (Real Estate)	8,351
11,279	Mobile Telecommunications Co. KSCP (Communication Services)	22,159
35,201	National Bank of Kuwait SAKP (Financials)	120,480

		274,375

Luxembourg – 0.0%
721	Reinet Investments SCA (Financials)	11,892

Mexico – 2.0%
24,889	Alfa SAB de CV, Class A (Industrials)	15,865
137,677	America Movil SAB de CV, Series L (Communication Services)	117,538
2,163	Arca Continental SAB de CV (Consumer Staples)	14,750
2,261	Becle SAB de CV (Consumer Staples)	4,632
72,137	Cemex SAB de CV, Series CPO (Materials)*	26,793
2,533	Coca-Cola Femsa SAB de CV (Consumer Staples)	15,514
1,002	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	4,476
14,537	Fibra Uno Administracion SA de CV REIT (Real Estate)	15,244
10,599	Fomento Economico Mexicano SAB de CV (Consumer Staples)	66,544
883	Gruma SAB de CV, Class B (Consumer Staples)	9,638

Common Stocks – (continued)
Mexico – (continued)
1,820	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	25,957
608	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	12,900
6,354	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	20,921
2,182	Grupo Carso SAB de CV, Series A1 (Industrials)	7,522
302	Grupo Elektra SAB DE CV (Financials)(b)	15,684
14,142	Grupo Financiero Banorte SAB de CV, Class O (Financials)	83,662
8,351	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	13,179
15,400	Grupo Mexico SAB de CV, Series B (Materials)	58,409
12,946	Grupo Televisa SAB, Series CPO (Communication Services)	16,343
608	Industrias Penoles SAB de CV (Materials)	5,006
7,851	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	10,653
6,711	Operadora De Sites Mexicanos SAB de CV, Class A-1 (Communication Services)	6,694
4,752	Orbia Advance Corp. SAB de CV (Materials)	8,983
25,255	Wal-Mart de Mexico SAB de CV (Consumer Staples)	82,676

		659,583

Pakistan – 0.0%
1,099	Lucky Cement Ltd. (Materials)*	2,596
1,825	TRG Pakistan (Industrials)*	750
2,156	United Bank Ltd. (Financials)	1,150

		4,496

Peru – 0.1%
200	Credicorp Ltd. (Financials)	25,778
196	InRetail Peru Corp. (Consumer Staples)(a)	6,068
181	Intercorp Financial Services, Inc. (Financials)	3,903

		35,749

Philippines – 0.8%
8,654	Aboitiz Equity Ventures, Inc. (Industrials)	8,653
7,232	Aboitiz Power Corp. (Utilities)	4,031
34,944	ACEN Corp. (Utilities)	4,667
1,259	Ayala Corp. (Industrials)	15,739
29,026	Ayala Land, Inc. (Real Estate)	14,809
8,854	Bank of the Philippine Islands (Financials)	14,971
8,604	BDO Unibank, Inc. (Financials)	19,735
9,947	Converge Information and Communications Technology Solutions, Inc. (Communication Services)*	3,082
12,232	Emperador, Inc. (Consumer Staples)*	4,313
155	Globe Telecom, Inc. (Communication Services)	5,791

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Philippines – (continued)
4,002	International Container Terminal Services, Inc. (Industrials)	$12,914
15,224	JG Summit Holdings, Inc. (Industrials)	13,881
2,255	Jollibee Foods Corp. (Consumer Discretionary)	9,622
1,160	Manila Electric Co. (Utilities)	6,222
9,126	Metropolitan Bank & Trust Co. (Financials)	8,548
29,414	Monde Nissin Corp. (Consumer Staples)*(a)	8,643
424	PLDT, Inc. (Communication Services)	12,677
2,363	SM Investments Corp. (Industrials)	34,968
52,535	SM Prime Holdings, Inc. (Real Estate)	35,410
4,297	Universal Robina Corp. (Consumer Staples)	9,335

		248,011

Qatar – 1.3%
19,983	Commercial Bank PSQC (The) (Financials)	40,221
14,341	Industries Qatar QSC (Industrials)	71,474
36,447	Masraf Al Rayan QSC (Financials)	45,247
21,009	Mesaieed Petrochemical Holding Co. (Materials)	14,999
4,769	Ooredoo QPSC (Communication Services)	11,891
1,937	Qatar Electricity & Water Co. QSC (Utilities)	10,053
2,357	Qatar Fuel QSC (Energy)	12,304
13,134	Qatar Gas Transport Co. Ltd. (Energy)	14,426
3,763	Qatar International Islamic Bank QSC (Financials)	12,306
10,899	Qatar Islamic Bank (Financials)	76,645
21,922	Qatar National Bank QPSC (Financials)	124,245

		433,811

Russia – 0.0%
12,708	Alrosa PJSC (Materials)(c)	—
801	Gazprom Neft PJSC (Energy)(c)	—
49,291	Gazprom PJSC (Energy)*(c)	—
1,413	LUKOIL PJSC (Energy)(c)	—
263	MMC Norilsk Nickel PJSC (Materials)(c)	—
4,560	Mobile TeleSystems PJSC (Communication Services)(c)	—
3,099	Novatek PJSC (Energy)(c)	—
5,287	Novolipetsk Steel PJSC (Materials)(c)	—
780	PIK Group PJSC (Consumer Discretionary)*(c)	—
1,389	Polymetal International PLC (Materials)(c)	—
128	Polyus PJSC (Materials)(c)	—
5,078	Rosneft Oil Co. PJSC (Energy)(c)	—
44,370	Sberbank of Russia PJSC (Financials)*(c)	—
969	Severstal PAO (Materials)(c)	—
146,300	Surgutneftegas PJSC (Energy)(c)	—
6,047	Tatneft PJSC (Energy)(c)	—

Common Stocks – (continued)
Russia – (continued)
6,503	United Co RUSAL International PJSC (Materials)*(c)	—
1,289	Yandex NV, Class A (Communication Services)*(c)	—

		—

Saudi Arabia – 5.9%
790	ACWA Power Co. (Utilities)	36,778
645	Advanced Petrochemical Co. (Materials)	8,579
9,655	Al Rajhi Bank (Financials)*	231,679
4,741	Alinma Bank (Financials)	47,927
1,979	Almarai Co. JSC (Consumer Staples)	27,903
3,220	Arab National Bank (Financials)	25,698
122	Arabian Internet & Co.mmunications Services Co. (Information Technology)	9,023
2,371	Bank AlBilad (Financials)*	31,916
2,857	Banque Saudi Fransi (Financials)	37,812
277	Bupa Arabia for Cooperative Insurance Co. (Financials)	12,115
410	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	21,814
1,825	Etihad Etisalat Co. (Communication Services)	17,769
284	Jarir Marketing Co. (Consumer Discretionary)	12,995
220	Mouwasat Medical Services Co. (Health Care)	14,152
1,663	National Industrialization Co. (Materials)*	7,052
4,043	Rabigh Refining & Petrochemical Co. (Energy)*	18,629
7,112	Riyad Bank (Financials)	67,166
1,128	SABIC Agri-Nutrients Co. (Materials)	52,214
1,738	Sahara International Petrochemical Co. (Materials)	22,078
3,908	Saudi Arabian Mining Co. (Materials)*	77,453
63,136	Saudi Arabian Oil Co. (Energy)(a)	629,848
4,437	Saudi Basic Industries Corp. (Materials)	118,273
4,684	Saudi British Bank (The) (Financials)	49,781
3,786	Saudi Electricity Co. (Utilities)	25,431
1,826	Saudi Industrial Investment Group (Materials)	12,436
3,556	Saudi Kayan Petrochemical Co. (Materials)*	13,906
10,834	Saudi National Bank (The) (Financials)	201,462
8,887	Saudi Telecom Co. (Communication Services)	98,823
1,266	Savola Group (The) (Consumer Staples)	10,996
1,361	Yanbu National Petrochemical Co. (Materials)	18,140

		1,959,848

Singapore – 0.0%
1,051	BOC Aviation Ltd. (Industrials)(a)	8,443

South Africa – 2.6%
2,928	Absa Group Ltd. (Financials)	30,581
441	African Rainbow Minerals Ltd. (Materials)	6,113

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
204	Anglo American Platinum Ltd. (Materials)	$14,347
1,799	Aspen Pharmacare Holdings Ltd. (Health Care)	15,568
1,638	Bid Corp. Ltd. (Consumer Staples)	31,238
1,615	Bidvest Group Ltd. (The) (Industrials)	20,367
304	Capitec Bank Holdings Ltd. (Financials)	36,448
1,195	Clicks Group Ltd. (Consumer Staples)	20,895
1,744	Discovery Ltd. (Financials)*	12,569
1,464	Exxaro Resources Ltd. (Energy)	18,752
18,287	FirstRand Ltd. (Financials)	68,848
3,429	Gold Fields Ltd. (Materials)	27,910
2,287	Harmony Gold Mining Co. Ltd. (Materials)	5,791
4,025	Impala Platinum Holdings Ltd. (Materials)	42,596
821	Investec Ltd. (Financials)	3,880
238	Kumba Iron Ore Ltd. (Materials)	5,313
6,793	MTN Group Ltd. (Communication Services)	49,520
1,655	MultiChoice Group (Communication Services)	11,226
1,075	Naspers Ltd., Class N (Consumer Discretionary)	152,995
1,989	Nedbank Group Ltd. (Financials)(b)	23,666
1,557	Northam Platinum Holdings Ltd. (Materials)*	14,726
23,888	Old Mutual Ltd. (Financials)	14,253
4,197	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	4,952
3,028	Rand Merchant Investment Holdings Ltd. (Financials)	4,806
2,595	Remgro Ltd. (Financials)	19,391
8,200	Sanlam Ltd. (Financials)	25,652
2,162	Sasol Ltd. (Materials)*	42,091
2,071	Shoprite Holdings Ltd. (Consumer Staples)	28,277
13,460	Sibanye Stillwater Ltd. (Materials)	30,396
5,169	Standard Bank Group Ltd. (Financials)	46,470
2,911	Vodacom Group Ltd. (Communication Services)	21,545
5,271	Woolworths Holdings Ltd. (Consumer Discretionary)	17,318

		868,500

South Korea – 10.5%
144	Alteogen, Inc. (Health Care)*	6,858
130	Amorepacific Corp. (Consumer Staples)	11,955
163	AMOREPACIFIC Group (Consumer Staples)	4,253
37	BGF retail Co. Ltd. (Consumer Staples)	4,440
1,409	BNK Financial Group, Inc. (Financials)	7,068
211	Bukwang Pharmaceutical Co. Ltd. (Health Care)	1,424
421	Celltrion Healthcare Co. Ltd. (Health Care)	22,694
93	Celltrion Pharm, Inc. (Health Care)*	5,451
438	Celltrion, Inc. (Health Care)	62,054
270	Cheil Worldwide, Inc. (Communication Services)	4,421

Common Stocks – (continued)
South Korea – (continued)
31	Chong Kun Dang Pharmaceutical Corp. (Health Care)	1,991
21	Chunbo Co. Ltd. (Materials)	3,566
31	CJ CheilJedang Corp. (Consumer Staples)	9,444
63	CJ Corp. (Industrials)	3,683
56	CJ ENM Co. Ltd. (Communication Services)	4,116
36	CJ Logistics Corp. (Industrials)*	3,189
250	Coway Co. Ltd. (Consumer Discretionary)	11,906
111	CS Wind Corp. (Industrials)	5,701
905	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	3,518
212	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Industrials)*	3,194
154	DB HiTek Co. Ltd. (Information Technology)	5,354
188	DB Insurance Co. Ltd. (Financials)	8,391
121	DL E&C Co. Ltd. (Industrials)	3,704
255	Dongsuh Cos., Inc. (Consumer Staples)	4,661
216	Doosan Bobcat, Inc. (Industrials)	5,604
30	Doosan Co. Ltd. (Industrials)	1,857
1,777	Doosan Enerbility Co. Ltd. (Industrials)*	27,036
198	Doosan Fuel Cell Co. Ltd. (Industrials)*	5,670
107	Douzone Bizon Co. Ltd. (Information Technology)	2,896
238	Ecopro BM Co. Ltd. (Industrials)	19,965
83	E-MART, Inc. (Consumer Staples)	6,069
74	F&F Co. Ltd. (Consumer Discretionary)	7,884
215	Fila Holdings Corp. (Consumer Discretionary)	5,015
102	Genexine, Inc. (Health Care)*	2,322
23	Green Cross Corp. (Health Care)	2,820
275	GS Engineering & Construction Corp. (Industrials)	6,199
344	GS Holdings Corp. (Industrials)	11,843
191	GS Retail Co. Ltd. (Consumer Staples)	3,627
1,279	Hana Financial Group, Inc. (Financials)	37,532
76	Hanjin Kal Corp. (Industrials)*	3,000
317	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	8,994
25	Hanmi Pharm Co. Ltd. (Health Care)	5,757
142	Hanmi Science Co. Ltd. (Health Care)	4,597
719	Hanon Systems (Consumer Discretionary)	5,537
41	Hansol Chemical Co. Ltd. (Materials)	6,698
53	Hanssem Co. Ltd. (Consumer Discretionary)	2,132
142	Hanwha Aerospace Co. Ltd. (Industrials)	8,642
158	Hanwha Corp. (Industrials)	3,762
2,067	Hanwha Life Insurance Co. Ltd. (Financials)*	3,570
490	Hanwha Solutions Corp. (Materials)*	19,270
257	Hanwha Systems Co. Ltd. (Industrials)	2,988
206	HD Hyundai Co. Ltd. (Energy)	9,734
181	HDC Hyundai Development Co.-Engineering & Construction, Class E (Industrials)	1,685

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)
August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
186	Helixmith Co. Ltd. (Health Care)*	$2,301
141	Hite Jinro Co. Ltd. (Consumer Staples)	3,215
475	HLB, Inc. (Consumer Discretionary)*	17,508
1,207	HMM Co. Ltd. (Industrials)	20,078
163	Hotel Shilla Co. Ltd. (Consumer Discretionary)	8,994
36	Hugel, Inc. (Health Care)*	3,286
59	HYBE Co. Ltd. (Communication Services)*	8,006
11	Hyosung Advanced Materials Corp. (Materials)	3,487
8	Hyosung TNC Corp. (Materials)	1,875
30	Hyundai Autoever Corp. (Information Technology)	2,703
60	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	2,777
454	Hyundai Doosan Infracore Co. Ltd. (Industrials)*	2,094
117	Hyundai Elevator Co. Ltd. (Industrials)	2,563
313	Hyundai Engineering & Construction Co. Ltd. (Industrials)	11,279
72	Hyundai Glovis Co. Ltd. (Industrials)	9,501
45	Hyundai Heavy Industries Co. Ltd. (Industrials)*	4,828
253	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	5,958
97	Hyundai Mipo Dockyard Co. Ltd. (Industrials)*	7,760
260	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	41,793
564	Hyundai Motor Co. (Consumer Discretionary)	82,647
381	Hyundai Steel Co. (Materials)	9,372
99	Iljin Materials Co. Ltd. (Information Technology)	5,492
1,172	Industrial Bank of Korea (Financials)	8,385
1,309	Kakao Corp. (Communication Services)	71,833
172	Kakao Games Corp. (Communication Services)*	6,790
752	KakaoBank Corp. (Financials)*	15,349
103	Kakaopay Corp. (Information Technology)*	4,790
561	Kangwon Land, Inc. (Consumer Discretionary)*	11,136
1,536	KB Financial Group, Inc. (Financials)	56,787
18	KCC Corp. (Materials)	3,963
49	KEPCO Engineering & Construction Co., Inc. (Industrials)	2,696
94	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	2,906
1,060	Kia Corp. (Consumer Discretionary)	64,033
67	KIWOOM Securities Co. Ltd. (Financials)	4,288
128	KMW Co. Ltd. (Information Technology)*	3,072
58	Kolmar BNH Co. Ltd. (Consumer Staples)	1,125
307	Korea Aerospace Industries Ltd. (Industrials)	14,001
1,259	Korea Electric Power Corp. (Utilities)*(b)	19,720
146	Korea Gas Corp. (Utilities)	4,748

Common Stocks – (continued)
South Korea – (continued)
171	Korea Investment Holdings Co. Ltd. (Financials)	7,262
189	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	13,735
43	Korea Zinc Co. Ltd. (Materials)	21,604
880	Korean Air Lines Co. Ltd. (Industrials)*	17,665
129	Krafton, Inc. (Communication Services)*	23,774
316	KT Corp. (Communication Services)	8,789
472	KT&G Corp. (Consumer Staples)	29,360
74	Kumho Petrochemical Co. Ltd. (Materials)	7,192
110	L&F Co. Ltd. (Information Technology)*	18,956
48	LEENO Industrial, Inc. (Information Technology)	5,153
204	LG Chem Ltd. (Materials)	96,391
488	LG Corp. (Industrials)	29,917
972	LG Display Co. Ltd. (Information Technology)	11,337
462	LG Electronics, Inc. (Consumer Discretionary)	34,886
110	LG Energy Solution Ltd. (Industrials)*	38,036
40	LG H&H Co. Ltd. (Consumer Staples)	21,293
57	LG Innotek Co. Ltd. (Information Technology)	14,660
1,049	LG Uplus Corp. (Communication Services)	9,019
63	Lotte Chemical Corp. (Materials)	8,243
164	Lotte Corp. (Industrials)	5,082
56	Lotte Shopping Co. Ltd. (Consumer Discretionary)	4,136
97	LS Corp. (Industrials)	4,866
134	Mando Corp. (Consumer Discretionary)	5,410
27	Medytox, Inc. (Health Care)*	2,469
118	Meritz Financial Group, Inc. (Financials)	2,717
188	Meritz Fire & Marine Insurance Co. Ltd. (Financials)	5,390
901	Meritz Securities Co. Ltd. (Financials)	3,260
1,275	Mirae Asset Securities Co. Ltd. (Financials)	6,253
627	NAVER Corp. (Communication Services)	112,504
62	NCSoft Corp. (Communication Services)	17,545
82	Netmarble Corp. (Communication Services)(a)	3,893
725	NH Investment & Securities Co. Ltd. (Financials)	5,393
16	NongShim Co. Ltd. (Consumer Staples)	3,589
84	OCI Co. Ltd. (Materials)	7,379
101	Orion Corp. (Consumer Staples)	7,430
998	Pan Ocean Co. Ltd. (Industrials)	3,843
119	Pearl Abyss Corp. (Communication Services)*	5,053
121	POSCO Chemical Co. Ltd. (Materials)	15,198
323	POSCO Holdings, Inc. (Materials)	61,579
174	Posco International Corp. (Industrials)	3,493
90	S-1 Corp. (Industrials)	3,916
87	Samsung Biologics Co. Ltd. (Health Care)*(a)	54,312
357	Samsung C&T Corp. (Industrials)	32,162
137	Samsung Card Co. Ltd. (Financials)	3,211

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
238	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	$24,911
23,443	Samsung Electronics Co. Ltd. (Information Technology)	1,046,351
687	Samsung Engineering Co. Ltd. (Industrials)*	12,044
143	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	20,848
3,027	Samsung Heavy Industries Co. Ltd. (Industrials)*	13,511
323	Samsung Life Insurance Co. Ltd. (Financials)	14,972
228	Samsung SDI Co. Ltd. (Information Technology)	101,936
154	Samsung SDS Co. Ltd. (Information Technology)	14,795
257	Samsung Securities Co. Ltd. (Financials)	6,514
194	SD Biosensor, Inc. (Health Care)	5,098
196	Seegene, Inc. (Health Care)	4,623
190	Shin Poong Pharmaceutical Co. Ltd. (Health Care)*	3,970
2,180	Shinhan Financial Group Co. Ltd. (Financials)	59,652
28	Shinsegae, Inc. (Consumer Discretionary)	4,679
114	SK Biopharmaceuticals Co. Ltd. (Health Care)*	6,102
84	SK Bioscience Co. Ltd. (Health Care)*	7,097
52	SK Chemicals Co. Ltd. (Materials)	3,802
2,331	SK Hynix, Inc. (Information Technology)	165,909
91	SK IE Technology Co. Ltd. (Materials)*(a)	5,660
214	SK Innovation Co. Ltd. (Energy)*	30,399
648	SK Networks Co. Ltd. (Industrials)	2,199
420	SK Square Co. Ltd. (Information Technology)*	12,717
270	SK Telecom Co. Ltd. (Communication Services)	10,517
155	SK, Inc. (Industrials)	27,001
86	SKC Co. Ltd. (Materials)	7,812
164	S-Oil Corp. (Energy)	12,445
63	Solus Advanced Materials Co. Ltd. (Information Technology)	1,969
21	Soulbrain Co. Ltd. (Materials)	3,404
406	SSANGYONG C&E Co. Ltd. (Materials)	2,073
64	Studio Dragon Corp. (Communication Services)*	3,632
83	Wemade Co. Ltd. (Communication Services)	3,854
149	WONIK IPS Co. Ltd. (Information Technology)	3,119
2,473	Woori Financial Group, Inc. (Financials)	22,557
200	Yuhan Corp. (Health Care)	8,493

		3,460,900

Taiwan – 14.3%
2,355	Accton Technology Corp. (Information Technology)	21,935
13,992	Acer, Inc. (Information Technology)	10,113

Common Stocks – (continued)
Taiwan – (continued)
1,949	Advantech Co. Ltd. (Information Technology)	20,971
15,938	ASE Technology Holding Co. Ltd. (Information Technology)	44,718
11,143	Asia Cement Corp. (Materials)	15,834
139	ASMedia Technology, Inc. (Information Technology)	4,270
128	ASPEED Technology, Inc. (Information Technology)	8,558
3,089	Asustek Computer, Inc. (Information Technology)	25,879
39,717	AUO Corp. (Information Technology)	21,857
3,116	Catcher Technology Co. Ltd. (Information Technology)*	18,990
36,847	Cathay Financial Holding Co. Ltd. (Financials)	53,931
6,646	Chailease Holding Co. Ltd. (Financials)	43,015
26,413	Chang Hwa Commercial Bank Ltd. (Financials)	15,316
7,242	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	8,435
2,955	Chicony Electronics Co. Ltd. (Information Technology)	7,922
13,373	China Airlines Ltd. (Industrials)	10,017
80,356	China Development Financial Holding Corp. (Financials)	35,376
55,223	China Steel Corp. (Materials)	52,524
1,790	Chroma ATE, Inc. (Information Technology)	11,086
18,643	Chunghwa Telecom Co. Ltd. (Communication Services)	74,113
20,918	Compal Electronics, Inc. (Information Technology)	15,635
88,882	CTBC Financial Holding Co. Ltd. (Financials)	68,623
9,070	Delta Electronics, Inc. (Information Technology)	78,371
3,962	E Ink Holdings, Inc. (Information Technology)	31,175
913	Eclat Textile Co. Ltd. (Consumer Discretionary)	13,363
320	eMemory Technology, Inc. (Information Technology)	14,561
61,585	E.Sun Financial Holding Co. Ltd. (Financials)	57,058
10,744	Eva Airways Corp. (Industrials)	11,913
12,326	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	35,758
14,589	Far Eastern New Century Corp. (Industrials)	15,697
8,077	Far EasTone Telecommunications Co. Ltd. (Communication Services)	19,849
2,119	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	11,974
50,348	First Financial Holding Co. Ltd. (Financials)	43,918

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
16,020	Formosa Chemicals & Fibre Corp. (Materials)	$36,159
5,743	Formosa Petrochemical Corp. (Energy)	15,812
22,841	Formosa Plastics Corp. (Materials)	68,364
313	Formosa Sumco Technology Corp. (Information Technology)	1,882
4,134	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	3,749
4,761	Foxconn Technology Co. Ltd. (Information Technology)	7,915
32,839	Fubon Financial Holding Co. Ltd. (Financials)	61,929
1,337	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	10,520
1,024	Globalwafers Co. Ltd. (Information Technology)	16,350
5,290	Highwealth Construction Corp. (Real Estate)	8,412
1,350	Hiwin Technologies Corp. (Industrials)	9,203
56,362	Hon Hai Precision Industry Co. Ltd. (Information Technology)	201,838
1,351	Hotai Motor Co. Ltd. (Consumer Discretionary)	27,253
47,233	Hua Nan Financial Holdings Co. Ltd. (Financials)	36,079
47,024	Innolux Corp. (Information Technology)	18,694
12,262	Inventec Corp. (Information Technology)	9,326
433	Largan Precision Co. Ltd. (Information Technology)	27,812
10,379	Lite-On Technology Corp. (Information Technology)	22,437
8,504	Macronix International Co. Ltd. (Information Technology)	9,206
7,138	MediaTek, Inc. (Information Technology)	156,420
50,208	Mega Financial Holding Co. Ltd. (Financials)	59,219
1,002	Merida Industry Co. Ltd. (Consumer Discretionary)	7,341
3,368	Micro-Star International Co. Ltd. (Information Technology)	12,725
379	momo.com, Inc. (Consumer Discretionary)	9,090
23,128	Nan Ya Plastics Corp. (Materials)	52,202
1,079	Nan Ya Printed Circuit Board Corp. (Information Technology)	9,589
5,441	Nanya Technology Corp. (Information Technology)	9,546
680	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	6,322
2,605	Novatek Microelectronics Corp. (Information Technology)	22,552
1,159	Oneness Biotech Co. Ltd. (Health Care)*	11,271
8,262	Pegatron Corp. (Information Technology)	17,264
803	Phison Electronics Corp. (Information Technology)	8,244
10,986	Pou Chen Corp. (Consumer Discretionary)	10,467
12,590	Powerchip Semiconductor Manufacturing Corp. (Information Technology)	14,250

Common Stocks – (continued)
Taiwan – (continued)
3,334	Powertech Technology, Inc. (Information Technology)	9,354
2,571	President Chain Store Corp. (Consumer Staples)	22,637
12,750	Quanta Computer, Inc. (Information Technology)	33,218
2,117	Realtek Semiconductor Corp. (Information Technology)	24,065
5,759	Ruentex Development Co. Ltd. (Real Estate)	11,939
2,462	Ruentex Industries Ltd. (Consumer Discretionary)	5,290
19,407	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	31,753
64,149	Shin Kong Financial Holding Co. Ltd. (Financials)	18,525
171	Silicon Motion Technology Corp. ADR (Information Technology)	13,186
2,562	Sino-American Silicon Products, Inc. (Information Technology)	14,099
49,231	SinoPac Financial Holdings Co. Ltd. (Financials)	28,063
2,832	Standard Foods Corp. (Consumer Staples)	3,819
6,140	Synnex Technology International Corp. (Information Technology)	11,256
7,991	TA Chen Stainless Pipe (Materials)	10,383
52,694	Taishin Financial Holding Co. Ltd. (Financials)	26,315
29,315	Taiwan Business Bank (Financials)	12,376
28,205	Taiwan Cement Corp. (Materials)	36,417
45,490	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	41,324
3,645	Taiwan Fertilizer Co. Ltd. (Materials)	7,533
10,626	Taiwan High Speed Rail Corp. (Industrials)	10,194
8,580	Taiwan Mobile Co. Ltd. (Communication Services)	28,076
119,858	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	1,988,609
9,811	Tatung Co. Ltd. (Industrials)*	11,120
8,526	Teco Electric and Machinery Co. Ltd. (Industrials)	8,291
2,394	Tripod Technology Corp. (Information Technology)	7,905
5,640	Unimicron Technology Corp. (Information Technology)	28,073
22,727	Uni-President Enterprises Corp. (Consumer Staples)	49,281
55,354	United Microelectronics Corp. (Information Technology)*	74,745
4,525	Vanguard International Semiconductor Corp. (Information Technology)	11,061
1,483	VisEra Technologies Co. Ltd. (Information Technology)	15,153
309	Voltronic Power Technology Corp. (Industrials)	17,614

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
12,891	Walsin Lihwa Corp. (Industrials)	$16,814
1,518	Walsin Technology Corp. (Information Technology)	4,638
3,118	Wan Hai Lines Ltd. (Industrials)	8,892
1,571	Win Semiconductors Corp. (Information Technology)	9,213
13,273	Winbond Electronics Corp. (Information Technology)	9,681
12,927	Wistron Corp. (Information Technology)	11,764
416	Wiwynn Corp. (Information Technology)	10,524
7,512	WPG Holdings Ltd. (Information Technology)	12,686
1,983	Yageo Corp. (Information Technology)	21,402
8,562	Yang Ming Marine Transport Corp. (Industrials)	22,194
57,010	Yuanta Financial Holding Co. Ltd. (Financials)	38,022
2,709	Yulon Motor Co. Ltd. (Consumer Discretionary)	3,671
2,978	Zhen Ding Technology Holding Ltd. (Information Technology)	11,154

		4,714,526

Tanzania – 0.1%
1,786	AngloGold Ashanti Ltd. (Materials)(b)	24,062

Thailand – 2.2%
4,900	Advanced Info Service PCL NVDR (Communication Services)	25,802
20,206	Airports of Thailand PCL NVDR (Industrials)*	40,315
39,237	Asset World Corp. PCL NVDR (Consumer Discretionary)	6,026
4,264	B Grimm Power PCL NVDR (Utilities)	4,327
4,864	Bangkok Bank PCL NVDR (Financials)	18,275
9,152	Bangkok Commercial Asset Management PCL NVDR (Financials)	4,618
27,767	Bangkok Dusit Medical Services PCL NVDR (Health Care)	22,275
42,370	Bangkok Expressway & Metro PCL NVDR (Industrials)	10,168
2,450	Bangkok Life Assurance PCL NVDR (Financials)	2,385
17,043	Banpu PCL NVDR (Energy)	6,777
4,769	Berli Jucker PCL NVDR (Consumer Staples)	4,382
37,715	BTS Group Holdings PCL NVDR (Industrials)	8,689
2,315	Bumrungrad Hospital PCL NVDR (Health Care)	13,714
1,906	Carabao Group PCL NVDR (Consumer Staples)	5,280
8,407	Central Pattana PCL NVDR (Real Estate)	15,967
15,515	Central Retail Corp. PCL NVDR (Consumer Discretionary)	17,233
18,416	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	13,132

Common Stocks – (continued)
Thailand – (continued)
3,951	Com7 PCL NVDR (Consumer Discretionary)	3,738
22,884	CP ALL PCL NVDR (Consumer Staples)	38,598
5,297	Dohome PCL NVDR (Consumer Discretionary)	2,208
1,192	Electricity Generating PCL NVDR (Utilities)	5,982
7,756	Energy Absolute PCL NVDR (Utilities)	18,134
185	Fabrinet (Information Technology)*	19,025
3,299	Global Power Synergy PCL NVDR (Utilities)	6,152
20,821	Gulf Energy Development PCL NVDR (Utilities)	29,265
2,813	Hana Microelectronics PCL NVDR (Information Technology)	3,298
25,349	Home Product Center PCL NVDR (Consumer Discretionary)	9,663
9,794	Indorama Ventures PCL NVDR (Materials)	11,617
5,293	Intouch Holdings PCL NVDR (Communication Services)	10,561
53,620	IRPC PCL NVDR (Energy)	5,029
1,022	Jasmine Technology Solution PCL NVDR (Information Technology)*	2,242
2,800	Jay Mart PCL NVDR (Information Technology)	3,993
3,672	JMT Network Services PCL NVDR (Financials)	7,855
7,996	Kasikornbank PCL NVDR (Financials)	33,662
3,526	KCE Electronics PCL NVDR (Information Technology)	5,246
2,185	Kerry Express Thailand PCL NVDR (Industrials)*	1,300
21,675	Krung Thai Bank PCL NVDR (Financials)	10,046
5,288	Krungthai Card PCL NVDR (Financials)	8,738
30,030	Land & Houses PCL NVDR (Real Estate)	7,330
14,903	Minor International PCL NVDR (Consumer Discretionary)*	13,386
3,748	Muangthai Capital PCL NVDR (Financials)	4,369
6,059	Ngern Tid Lor PCL NVDR (Financials)	4,777
7,268	Osotspa PCL NVDR (Consumer Staples)	6,229
6,130	PTT Exploration & Production PCL NVDR (Energy)	28,328
10,764	PTT Global Chemical PCL NVDR (Materials)	14,022
13,419	PTT Oil & Retail Business PCL NVDR (Consumer Discretionary)	10,029
50,125	PTT PCL NVDR (Energy)	51,551
1,325	Ramkhamhaeng Hospital PCL NVDR (Health Care)	2,035
2,262	Ratch Group PCL NVDR (Utilities)	2,730
5,223	SCB X PCL NVDR (Financials)	15,828
5,775	SCG Packaging PCL NVDR (Materials)	8,988
2,038	Siam Cement PCL (The) NVDR (Materials)	20,010

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
7,486	Siam Global House PCL NVDR (Consumer Discretionary)	$4,024
7,019	Siam Makro PCL NVDR (Consumer Staples)	6,641
3,933	Sri Trang Agro-Industry PCL NVDR (Consumer Discretionary)	2,438
4,905	Sri Trang Gloves Thailand PCL NVDR (Health Care)	1,910
3,229	Srisawad Corp. PCL NVDR (Financials)	4,317
15,917	STARK Corp. PCL NVDR (Industrials)*	1,825
38,406	Thai Beverage PCL (Consumer Staples)	17,756
5,217	Thai Oil PCL NVDR (Energy)	8,692
14,337	Thai Union Group PCL NVDR (Consumer Staples)	6,881
1,702	Thonburi Healthcare Group PCL NVDR (Health Care)	3,186
2,551	Tisco Financial Group PCL NVDR (Financials)	6,559
215,989	TMBThanachart Bank PCL NVDR (Financials)	7,523
2,701	TOA Paint Thailand PCL NVDR (Materials)	2,278
1,883	Total Access Communication PCL NVDR (Communication Services)	2,221
51,697	True Corp. PCL NVDR (Communication Services)	6,465
22,038	VGI PCL NVDR (Communication Services)	2,647

		730,692

Turkey – 0.7%
344	AG Anadolu Grubu Holding AS (Industrials)	1,404
15,111	Akbank TAS (Financials)	9,734
744	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	2,259
1,508	Aksa Enerji Uretim AS (Utilities)	2,361
786	Alarko Holding AS (Industrials)	2,138
1,146	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	2,603
12	Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS, Class C (Industrials)	180
1,074	Arcelik AS (Consumer Discretionary)	4,147
3,088	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	4,423
682	Aydem Yenilenebilir Enerji AS (Utilities)*	499
481	Aygaz AS (Utilities)	1,210
381	Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS (Utilities)	359
1,887	Bera Holding AS (Industrials)	1,848
2,200	BIM Birlesik Magazalar AS (Consumer Staples)	13,228
126	Borusan Mannesmann Boru Sanayi ve Ticaret AS (Materials)*	297
32	Borusan Yatirim ve Pazarlama AS (Financials)	755

Common Stocks – (continued)
Turkey – (continued)
232	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (Consumer Discretionary)	471
390	Can2 Termik AS (Utilities)*	1,856
12	Celebi Hava Servisi AS (Industrials)	238
259	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	755
390	Coca-Cola Icecek AS (Consumer Staples)	3,430
186	Deva Holding AS (Health Care)	354
330	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR (Consumer Discretionary)*	333
5,599	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)	1,634
58	Dogu Aras Enerji Yatirimlari AS (Utilities)	320
170	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	933
87	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	382
6	EGE Endustri VE Ticaret AS (Consumer Discretionary)	760
710	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	541
11,315	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	2,494
1,506	Enerjisa Enerji AS (Utilities)(a)	1,419
9,105	Enka Insaat ve Sanayi AS (Industrials)	9,253
8,232	Eregli Demir ve Celik Fabrikalari TAS (Materials)	13,021
158	Fenerbahce Futbol AS (Communication Services)*	519
308	Ford Otomotiv Sanayi AS (Consumer Discretionary)	5,618
422	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	598
321	Gubre Fabrikalari TAS (Materials)*	2,064
6,711	Haci Omer Sabanci Holding AS (Financials)	9,391
1,858	Hektas Ticaret TAS (Materials)*	4,191
2,254	Is Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	2,240
638	Is Yatirim Menkul Degerler AS (Financials)	997
2,699	Izmir Demir Celik Sanayi AS (Materials)*	392
105	Jantsa Jant Sanayi Ve Ticaret AS (Industrials)	452
3,632	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Materials)	2,360
1,087	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)	547
196	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)	99
85	Kartonsan Karton Sanayi ve Ticaret AS (Materials)	336
156	Kizilbuk Gayrimenkul Yatirim Ortakligi AS (Real Estate)*	292
3,403	KOC Holding AS (Industrials)	8,533

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
4	Konya Cimento Sanayii AS (Materials)*	$282
311	Kordsa Teknik Tekstil AS (Consumer Discretionary)	979
269	Koza Altin Isletmeleri AS (Materials)	2,340
1,106	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	1,649
365	Logo Yazilim Sanayi Ve Ticaret AS (Information Technology)	953
468	Migros Ticaret AS (Consumer Staples)*	2,100
369	MLP Saglik Hizmetleri AS (Health Care)*(a)	821
41	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)	1,076
1,489	Oyak Cimento Fabrikalari AS (Materials)*	1,207
228	Pegasus Hava Tasimaciligi AS (Industrials)*	2,615
83	Penta Teknoloji Urunleri Dagitim Ticaret AS (Information Technology)*	1,715
4,972	Petkim Petrokimya Holding AS (Materials)*	3,940
1,743	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS (Industrials)	1,509
1,880	Sasa Polyester Sanayi AS (Materials)*	5,528
573	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	629
50	Servet Gayrimenkul Yatirim Ortakligi AS (Real Estate)*	292
2,934	Sinpas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	687
1,675	Sok Marketler Ticaret AS (Consumer Staples)*	1,554
849	TAV Havalimanlari Holding AS (Industrials)*	2,909
1,045	Tekfen Holding AS (Industrials)	1,710
721	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	3,501
879	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	413
3,685	Turk Hava Yollari AO (Industrials)*	14,805
150	Turk Prysmian Kablo ve Sistemleri AS (Industrials)	198
2,446	Turk Telekomunikasyon AS (Communication Services)	1,410
79	Turk Traktor ve Ziraat Makineleri AS (Industrials)	1,062
6,022	Turkcell Iletisim Hizmetleri AS (Communication Services)	7,149
3,018	Turkiye Halk Bankasi AS (Financials)*	1,430
17,444	Turkiye Is Bankasi AS, Class C (Financials)	7,593
644	Turkiye Petrol Rafinerileri AS (Energy)*	12,718
1,004	Turkiye Sigorta AS (Financials)	370
6,869	Turkiye Sinai Kalkinma Bankasi AS (Financials)*	1,857
6,667	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	9,080

Common Stocks – (continued)
Turkey – (continued)
5,551	Turkiye Vakiflar Bankasi TAO, Class D (Financials)*	2,230
880	Ulker Biskuvi Sanayi AS (Consumer Staples)*	871
133	Verusa Holding AS (Financials)	485
1,245	Vestel Beyaz Esya Sanayi ve Ticaret AS (Consumer Discretionary)	645
439	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)	716
12,869	Yapi ve Kredi Bankasi AS (Financials)	4,979
4,361	Ziraat Gayrimenkul Yatirim Ortakligi AS (Real Estate)	820
5,818	Zorlu Enerji Elektrik Uretim AS (Utilities)*	937

		232,032

United Arab Emirates – 2.2%
13,556	Abu Dhabi Commercial Bank PJSC (Financials)	33,474
14,099	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	17,043
8,632	ADNOC Drilling Co. PJSC (Energy)	8,601
17,376	Aldar Properties PJSC (Real Estate)	22,802
6,552	Alpha Dhabi Holding PJSC (Industrials)*	43,525
14,841	Borouge PLC (Materials)*	12,404
44,437	Dubai Electricity & Water Authority PJSC (Utilities)*	30,971
14,205	Dubai Islamic Bank PJSC (Financials)	22,624
19,658	Emaar Properties PJSC (Real Estate)	33,503
12,055	Emirates NBD Bank PJSC (Financials)	43,815
17,061	Emirates Telecommunications Group Co. PJSC (Communication Services)	119,467
21,673	First Abu Dhabi Bank PJSC (Financials)	112,701
2,346	International Holding Co. PJSC (Industrials)*	216,522

		717,452

United States – 0.1%
3,554	JBS SA (Consumer Staples)	20,298

TOTAL COMMON STOCKS
(Cost $29,000,338)		$31,829,381

Shares	Description	Rate	Value

Preferred Stocks – 2.3%
Brazil – 1.4%
1,022	Alpargatas SA (Consumer Discretionary)	2.09%	$4,072
25,519	Banco Bradesco SA (Financials)	3.29	93,388
1,237	Bradespar SA (Materials)	35.44	5,226
943	Braskem SA, Class A (Materials)	30.35	5,542
1,088	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.33	10,059

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Brazil – (continued)
6,989	Cia Energetica de Minas Gerais (Utilities)	9.62%	$16,323
5,559	Gerdau SA (Materials)	17.22	25,021
23,647	Itau Unibanco Holding SA (Financials)	3.15	117,801
23,038	Itausa SA (Financials)	6.16	40,687
22,398	Petroleo Brasileiro SA (Energy)	33.98	143,657
5,104	Raizen SA (Energy)	1.38	4,768
2,583	Usinas Siderurgicas de Minas Gerais SA Usiminas (Materials)	10.07	3,998

			470,542

Chile – 0.2%
700	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	4.38	70,268

Colombia – 0.1%
2,217	Bancolombia SA (Financials)	5.45	15,327
18,859	Grupo Aval Acciones y Valores SA (Financials)	4.55	2,836

			18,163

Russia – 0.0%
4,252	Sberbank of Russia PJSC (Financials)*(c)	0.00	—
31,665	Surgutneftegas PJSC (Energy)(c)	15.71	—
640	Tatneft PJSC (Energy)(c)	10.16	—

			—

South Korea – 0.6%
62	Amorepacific Corp. (Consumer Staples)	2.08	2,204
174	Hyundai Motor Co. (Consumer Discretionary)	5.48	12,137
114	Hyundai Motor Co. (Consumer Discretionary)	5.52	7,773
16	Kumho Petrochemical Co. Ltd. (Materials)	10.96	1,111
38	LG Chem Ltd. (Materials)	4.16	8,551
90	LG Electronics, Inc. (Consumer Discretionary)	1.97	3,183
4,036	Samsung Electronics Co. Ltd. (Information Technology)	2.72	164,451
16	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	7.60	1,908
9	Samsung SDI Co. Ltd. (Information Technology)	0.35	2,066
7	Shin Poong Pharmaceutical Co. Ltd. (Health Care)*	0.00	225

			203,609

Taiwan – 0.0%
9,244	China Development Financial Holding Corp. (Financials)	0.02	2,575

TOTAL PREFERRED STOCKS
(Cost $696,191)			$765,157

Units	Description	Expiration Month	Value

Right – 0.0%
Uruguay – 0.0%
443	Thai Oil PCL*
(Cost $0)		12/23	$—

Shares	Description	Value

Exchange-Traded Fund – 0.9%
United States – 0.9%
12,873	iShares MSCI Malaysia ETF
(Cost $302,162)		$287,325

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $29,998,691)		$32,881,863

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
140,256	2.154%	$140,256
(Cost $140,256)

TOTAL INVESTMENTS – 100.1%
(Cost $30,138,947)		$33,022,119

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(40,839)

NET ASSETS – 100.0%		$32,981,280

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Sector	% of Market Value

Financials	21.6%
Information Technology	18.6
Consumer Discretionary	13.2
Communication Services	9.3
Materials	8.2
Industrials	7.2
Energy	6.4
Consumer Staples	5.7
Health Care	3.6
Utilities	3.1
Real Estate	1.8
Exchange-Traded Fund	0.9
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.1%
Australia – 9.2%
15,111	AGL Energy Ltd. (Utilities)	$79,560
14,951	Allkem Ltd. (Materials)*	142,573
65,223	Alumina Ltd. (Materials)	67,741
81,278	AMP Ltd. (Financials)*	64,914
6,021	Ampol Ltd. (Energy)	142,736
30,056	APA Group (Utilities)	228,508
15,879	Aristocrat Leisure Ltd. (Consumer Discretionary)	388,625
4,874	ASX Ltd. (Financials)	262,131
46,559	Aurizon Holdings Ltd. (Industrials)	119,056
75,999	Australia & New Zealand Banking Group Ltd. (Financials)	1,189,469
128,934	BHP Group Ltd. (Materials)	3,588,663
12,264	BlueScope Steel Ltd. (Materials)	140,575
8,468	Boral Ltd. (Materials)	17,125
35,326	Brambles Ltd. (Industrials)	299,816
7,626	carsales.com Ltd. (Communication Services)	118,153
11,100	Charter Hall Group REIT (Real Estate)	102,806
1,670	Cochlear Ltd. (Health Care)	245,345
32,371	Coles Group Ltd. (Consumer Staples)	389,691
43,242	Commonwealth Bank of Australia (Financials)	2,889,455
13,555	Computershare Ltd. (Information Technology)	229,528
12,216	CSL Ltd. (Health Care)	2,458,304
27,233	Dexus REIT (Real Estate)	162,985
1,492	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	65,001
3,947	EBOS Group Ltd. (Health Care)	93,505
34,062	Endeavour Group Ltd. (Consumer Staples)	169,763
45,823	Evolution Mining Ltd. (Materials)	75,079
45,514	Fortescue Metals Group Ltd. (Materials)	574,743
265,143	Glencore PLC (Materials)*	1,460,228
46,114	Goodman Group REIT (Real Estate)	621,837
48,376	GPT Group (The) REIT (Real Estate)	139,621
5,270	IDP Education Ltd. (Consumer Discretionary)	104,809
18,701	IGO Ltd. (Materials)	172,307
62,694	Insurance Australia Group Ltd. (Financials)	199,856
17,414	Lendlease Corp. Ltd. (Real Estate)	122,605
56,692	Lottery Corp. Ltd. (The) (Consumer Discretionary)*	171,784
22,681	Lynas Rare Earths Ltd. (Materials)*	138,075
8,914	Macquarie Group Ltd. (Financials)	1,083,235
69,923	Medibank Pvt Ltd. (Financials)	177,841
4,169	Mineral Resources Ltd. (Materials)*	182,830
99,402	Mirvac Group REIT (Real Estate)	143,105
81,250	National Australia Bank Ltd. (Financials)	1,703,892
22,688	Newcrest Mining Ltd. (Materials)	275,768
29,138	Northern Star Resources Ltd. (Materials)	157,407
10,294	Orica Ltd. (Materials)	109,173

Common Stocks – (continued)
Australia – (continued)
44,121	Origin Energy Ltd. (Utilities)	190,860
7,861	OZ Minerals Ltd. (Materials)	138,608
56,710	Pilbara Minerals Ltd. (Materials)*	141,903
47,394	Qantas Airways Ltd. (Industrials)*	172,852
37,621	QBE Insurance Group Ltd. (Financials)	311,298
4,727	Ramsay Health Care Ltd. (Health Care)	232,383
1,268	REA Group Ltd. (Communication Services)	110,876
7,528	Reece Ltd. (Industrials)	82,625
9,454	Rio Tinto Ltd. (Materials)	612,473
27,174	Rio Tinto PLC (Materials)	1,508,575
85,714	Santos Ltd. (Energy)	463,626
132,061	Scentre Group REIT (Real Estate)	266,171
8,296	SEEK Ltd. (Communication Services)	118,638
4,533	Seven Group Holdings Ltd. (Industrials)	57,739
12,100	Sonic Healthcare Ltd. (Health Care)	282,035
115,503	South32 Ltd. (Materials)	328,610
55,156	Stockland REIT (Real Estate)	136,880
32,097	Suncorp Group Ltd. (Financials)	239,845
56,106	Tabcorp Holdings Ltd. (Consumer Discretionary)	36,925
294,294	Telstra Corp. Ltd. (Communication Services)	800,961
10,829	TPG Telecom Ltd. (Communication Services)	39,717
78,084	Transurban Group (Industrials)	747,286
18,275	Treasury Wine Estates Ltd. (Consumer Staples)	165,250
96,889	Vicinity Centres REIT (Real Estate)	128,527
5,879	Washington H Soul Pattinson & Co. Ltd. (Energy)	103,580
28,842	Wesfarmers Ltd. (Consumer Discretionary)	929,512
89,020	Westpac Banking Corp. (Financials)	1,318,808
4,076	WiseTech Global Ltd. (Information Technology)	164,221
48,369	Woodside Energy Group Ltd. (Energy)	1,135,709
30,888	Woolworths Group Ltd. (Consumer Staples)	764,216

		33,000,932

Austria – 0.3%
6,608	ams-OSRAM AG (Information Technology)*	48,601
1,824	ANDRITZ AG (Industrials)	84,333
2,271	BAWAG Group AG (Financials)*(a)	102,990
1,030	CA Immobilien Anlagen AG (Real Estate)	32,884
8,173	Erste Group Bank AG (Financials)	184,749
896	EVN AG (Utilities)	17,425
785	IMMOFINANZ AG (Real Estate)*	11,682
356	Mayr Melnhof Karton AG (Materials)	53,338
12,361	Mondi PLC (Materials)	210,859
3,614	OMV AG (Energy)	146,380
3,432	Raiffeisen Bank International AG (Financials)	43,621

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
820	Verbund AG (Utilities)	$78,621
893	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	21,237
2,813	voestalpine AG (Materials)	56,912
2,835	Wienerberger AG (Materials)	66,536

		1,160,168

Belgium – 0.8%
559	Ackermans & van Haaren NV (Industrials)	81,954
4,439	Ageas SA/NV (Financials)	180,733
18,626	Anheuser-Busch InBev SA/NV (Consumer Staples)	905,472
1,766	Azelis Group NV (Industrials)	35,019
557	D’ieteren Group (Consumer Discretionary)	84,406
851	Elia Group SA/NV (Utilities)	123,994
1,360	Etablissements Franz Colruyt NV (Consumer Staples)	37,854
2,547	Groupe Bruxelles Lambert SA (Financials)	193,366
7,137	KBC Group NV (Financials)	340,028
3,591	Proximus SADP (Communication Services)	45,786
384	Sofina SA (Financials)	77,303
1,803	Solvay SA (Materials)	146,201
1,181	Telenet Group Holding NV (Communication Services)	16,828
3,116	UCB SA (Health Care)	219,644
5,142	Umicore SA (Materials)	164,165
437	VGP NV (Real Estate)	63,804
3,622	Warehouses De Pauw CVA REIT (Real Estate)	110,647

		2,827,204

Brazil – 0.1%
4,120	Yara International ASA (Materials)	174,944

Chile – 0.0%
8,758	Antofagasta PLC (Materials)	112,201

China – 1.2%
103,150	Alibaba Health Information Technology Ltd. (Consumer Discretionary)*	59,796
42,861	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(a)	126,418
16,193	BYD Electronic International Co. Ltd. (Information Technology)	43,119
78,117	China Evergrande New Energy Vehicle Group Ltd. (Health Care)*(c)	31,849
56,597	China Gas Holdings Ltd. (Utilities)	80,329
77,349	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	351,324
44,223	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	89,360
213,381	CSPC Pharmaceutical Group Ltd. (Health Care)	217,218

Common Stocks – (continued)
China – (continued)
61,557	ESR Group Ltd. (Real Estate)*(a)	172,934
56,385	Fosun International Ltd. (Industrials)	41,595
1,980	Futu Holdings Ltd. ADR (Financials)*	97,198
151,216	Geely Automobile Holdings Ltd. (Consumer Discretionary)	306,329
6,680	NXP Semiconductors NV (Information Technology)	1,099,394
20,144	Prosus NV (Consumer Discretionary)*	1,250,796
28,068	Shimao Group Holdings Ltd. (Real Estate)(c)	15,806
34,349	Wharf Holdings Ltd. (The) (Real Estate)	129,539
46,531	Wilmar International Ltd. (Consumer Staples)	134,747
39,872	Xinyi Glass Holdings Ltd. (Industrials)	73,965
69,503	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	48,325

		4,370,041

Colombia – 0.0%
4,384	Millicom International Cellular SA SDR (Communication Services)*	63,019

Denmark – 2.6%
75	AP Moller – Maersk A/S, Class A (Industrials)	176,034
137	AP Moller – Maersk A/S, Class B (Industrials)	328,872
2,428	Carlsberg AS, Class B (Consumer Staples)	317,045
2,615	Chr Hansen Holding A/S (Materials)	152,807
3,114	Coloplast A/S, Class B (Health Care)	357,110
17,252	Danske Bank A/S (Financials)	231,339
2,297	Demant A/S (Health Care)*	70,963
4,717	DSV A/S (Industrials)	699,294
1,649	Genmab A/S (Health Care)*	588,586
3,224	GN Store Nord AS (Health Care)	91,668
41,923	Novo Nordisk A/S, Class B (Health Care)	4,491,973
5,155	Novozymes A/S, Class B (Materials)	296,630
4,551	Orsted AS (Utilities)(a)	447,267
2,386	Pandora A/S (Consumer Discretionary)	144,232
9,108	Tryg A/S (Financials)	206,449
25,603	Vestas Wind Systems A/S (Industrials)	645,311

		9,245,580

Faroe Islands – 0.0%
1,255	Bakkafrost P/F (Consumer Staples)	73,726

Finland – 1.3%
3,746	Elisa OYJ (Communication Services)	200,619
10,725	Fortum OYJ (Utilities)	110,488
2,406	Huhtamaki OYJ (Materials)	84,484
6,105	Kesko OYJ, Class B (Consumer Staples)	128,794
9,003	Kone OYJ, Class B (Industrials)	361,395
17,528	Metso Outotec OYJ (Industrials)	137,830
12,061	Neste OYJ (Energy)	597,301
133,418	Nokia OYJ (Information Technology)	672,402

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)
84,524	Nordea Bank Abp (Financials)	$787,716
2,589	Orion OYJ, Class B (Health Care)	117,594
10,540	Sampo OYJ, Class A (Financials)	477,992
14,728	Stora Enso OYJ, Class R (Materials)	220,295
13,445	UPM-Kymmene OYJ (Materials)	458,180
13,933	Wartsila OYJ Abp (Industrials)	115,361

		4,470,451

France – 9.1%
10,144	Adevinta ASA (Communication Services)*	82,948
838	Aeroports de Paris (Industrials)*	115,317
13,302	Air Liquide SA (Materials)	1,674,654
14,873	Airbus SE (Industrials)	1,463,999
1,558	Amundi SA (Financials)(a)	79,429
57,781	AXA SA (Financials)	1,366,842
1,216	BioMerieux (Health Care)	111,588
28,640	BNP Paribas SA (Financials)	1,338,719
22,839	Bollore SE (Communication Services)	109,684
7,572	Bouygues SA (Industrials)	223,091
4,131	Capgemini SE (Information Technology)	718,629
14,827	Carrefour SA (Consumer Staples)	248,091
10,791	Cie de Saint-Gobain (Industrials)	437,833
18,193	Cie Generale des Etablissements Michelin (Consumer Discretionary)	444,635
35,979	Credit Agricole SA (Financials)	332,482
16,446	Danone SA (Consumer Staples)	868,372
17,238	Dassault Systemes (Information Technology)	668,646
16,933	Electricite de France SA (Utilities)	203,217
44,261	Engie SA (Utilities)	528,205
7,610	EssilorLuxottica SA (Consumer Discretionary)	1,142,096
1,256	Euroapi SA (Health Care)*	19,646
863	Hermes International (Consumer Discretionary)	1,112,940
1,823	Kering (Consumer Discretionary)	922,058
6,132	L’Oreal SA (Consumer Staples)	2,116,491
6,675	Legrand SA (Industrials)	485,147
6,613	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	4,305,683
50,996	Orange SA (Communication Services)	517,816
5,092	Pernod Ricard SA (Consumer Staples)	939,824
9,644	Safran SA (Industrials)	988,178
27,633	Sanofi (Health Care)	2,283,484
615	Sartorius Stedim Biotech (Health Care)	226,154
20,739	Societe Generale SA (Financials)	460,459
2,106	Sodexo SA (Consumer Discretionary)	161,876
1,476	Teleperformance (Industrials)	421,956
2,690	Thales SA (Industrials)	324,997
66,480	TotalEnergies SE (Energy)	3,388,574
14,552	Vinci SA (Industrials)	1,349,873
18,230	Vivendi SE (Communication Services)	165,971
5,648	Worldline SA (Information Technology)*(a)	243,019

		32,592,623

Common Stocks – (continued)
Germany – 6.3%
4,254	adidas AG (Consumer Discretionary)	634,284
10,092	Allianz SE (Financials)	1,710,752
23,400	BASF SE (Materials)	989,902
25,029	Bayer AG (Health Care)	1,323,832
8,175	Bayerische Motoren Werke AG (Consumer Discretionary)	603,951
2,493	Beiersdorf AG (Consumer Staples)	252,188
2,299	BioNTech SE ADR (Health Care)	341,447
928	Carl Zeiss Meditec AG (Health Care)	115,897
2,752	Continental AG (Consumer Discretionary)	159,063
4,774	Covestro AG (Materials)(a)	144,591
9,942	Daimler Truck Holding AG (Industrials)*	255,178
47,095	Deutsche Bank AG (Financials)	394,147
4,671	Deutsche Boerse AG (Financials)	791,197
24,711	Deutsche Post AG (Industrials)	904,348
82,612	Deutsche Telekom AG (Communication Services)	1,560,729
54,302	E.ON SE (Utilities)	464,675
4,487	Evonik Industries AG (Materials)	83,899
5,071	Fresenius Medical Care AG & Co. KGaA (Health Care)	174,340
10,134	Fresenius SE & Co. KGaA (Health Care)	251,291
1,529	Hannover Rueck SE (Financials)	225,857
618	Hapag-Lloyd AG (Industrials)(a)(b)	161,075
3,689	HeidelbergCement AG (Materials)	167,297
2,553	Henkel AG & Co. KGaA (Consumer Staples)	159,935
30,612	Infineon Technologies AG (Information Technology)	748,000
1,674	Knorr-Bremse AG (Industrials)	81,387
21,476	Mercedes-Benz Group AG (Consumer Discretionary)	1,211,922
3,293	Merck KGaA (Health Care)	567,553
1,323	MTU Aero Engines AG (Industrials)	234,074
3,568	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	854,615
2,562	Puma SE (Consumer Discretionary)	157,201
15,925	RWE AG (Utilities)	609,790
26,389	SAP SE (Information Technology)	2,253,922
20,356	Siemens AG (Industrials)	2,069,004
11,097	Siemens Energy AG (Industrials)	163,752
7,060	Siemens Healthineers AG (Health Care)(a)	345,943
3,277	Symrise AG (Materials)	343,853
1,349	Talanx AG (Financials)	47,884
19,871	Telefonica Deutschland Holding AG (Communication Services)	51,652
1,270	Vantage Towers AG (Communication Services)	32,973
725	Volkswagen AG (Consumer Discretionary)	134,286
20,276	Vonovia SE (Real Estate)	550,490
5,906	Zalando SE (Consumer Discretionary)*(a)	137,245

		22,465,421

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 2.7%
305,652	AIA Group Ltd. (Financials)	$2,957,665
7,780	ASMPT Ltd. (Information Technology)	60,514
24,375	Bank of East Asia Ltd. (The) (Financials)	30,745
24,485	Cathay Pacific Airways Ltd. (Industrials)*	25,456
41,543	CK Asset Holdings Ltd. (Real Estate)	281,052
15,468	CK Infrastructure Holdings Ltd. (Utilities)	94,201
48,124	CLP Holdings Ltd. (Utilities)	415,092
7,622	DFI Retail Group Holdings Ltd. (Consumer Staples)	20,732
45,652	Hang Lung Properties Ltd. (Real Estate)	76,078
18,440	Hang Seng Bank Ltd. (Financials)	288,975
33,257	Henderson Land Development Co. Ltd. (Real Estate)	111,438
57,564	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	48,038
86,243	HKT Trust & HKT Ltd. (Communication Services)	115,813
276,427	Hong Kong & China Gas Co. Ltd. (Utilities)	272,946
32,272	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,306,694
29,274	Hongkong Land Holdings Ltd. (Real Estate)	141,686
5,009	Jardine Matheson Holdings Ltd. (Industrials)	265,978
53,728	Link REIT (Real Estate)	416,539
39,622	MTR Corp. Ltd. (Industrials)	203,187
34,641	New World Development Co. Ltd. (Real Estate)	113,207
34,810	Power Assets Holdings Ltd. (Utilities)	208,447
69,941	Prudential PLC (Financials)	735,380
248,828	Sino Biopharmaceutical Ltd. (Health Care)	131,248
82,998	Sino Land Co. Ltd. (Real Estate)	121,607
36,213	Sun Hung Kai Properties Ltd. (Real Estate)	425,853
11,693	Swire Pacific Ltd., Class A (Real Estate)	80,969
26,643	Swire Properties Ltd. (Real Estate)	61,576
35,077	Techtronic Industries Co. Ltd. (Industrials)	416,517
191,272	WH Group Ltd. (Consumer Staples)(a)	130,620
37,528	Wharf Real Estate Investment Co. Ltd. (Real Estate)	171,172

		9,729,425

Ireland – 0.8%
3,385	AerCap Holdings NV (Industrials)*	149,109
24,863	AIB Group PLC (Financials)	56,652
19,405	CRH PLC (Materials)	717,970
4,425	Flutter Entertainment PLC (Consumer Discretionary)*	557,307
3,979	Kerry Group PLC, Class A (Consumer Staples)	411,512

Common Stocks – (continued)
Ireland – (continued)
3,894	Kingspan Group PLC (Industrials)	221,780
4,901	Ryanair Holdings PLC ADR (Industrials)*	356,352
6,586	Smurfit Kappa Group PLC (Materials)	222,187

		2,692,869

Israel – 1.1%
957	AFI Properties Ltd. (Real Estate)(b)	47,470
1,651	Airport City Ltd. (Real Estate)*	34,738
3,728	Alony Hetz Properties & Investments Ltd. (Real Estate)	60,507
5,956	Amot Investments Ltd. (Real Estate)	42,793
969	Ashtrom Group Ltd. (Industrials)	24,761
924	Azrieli Group Ltd. (Real Estate)	77,082
28,888	Bank Hapoalim BM (Financials)	301,346
37,906	Bank Leumi Le-Israel BM (Financials)	402,939
51,316	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	86,852
272	Big Shopping Centers Ltd. (Real Estate)	39,069
2,628	Check Point Software Technologies Ltd. (Information Technology)*	315,991
244	Delek Group Ltd. (Energy)*	42,500
630	Elbit Systems Ltd. (Industrials)	135,055
239	Elco Ltd. (Industrials)	16,884
6,307	Energix-Renewable Energies Ltd. (Utilities)	28,952
23,809	Enlight Renewable Energy Ltd. (Utilities)*	58,419
147	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	18,233
1,313	First International Bank Of Israel Ltd. (The) (Financials)	61,418
185	Fox Wizel Ltd. (Consumer Discretionary)	26,962
1,474	Gav-Yam Lands Corp. Ltd. (Real Estate)	15,097
1,621	Global-e Online Ltd. (Consumer Discretionary)*	51,207
2,866	Harel Insurance Investments & Financial Services Ltd. (Financials)	32,740
17,815	ICL Group Ltd. (Materials)	171,378
91	Israel Corp. Ltd. (Materials)*	44,318
30,289	Israel Discount Bank Ltd., Class A (Financials)	186,208
1,586	JFrog Ltd. (Information Technology)*	33,544
1,256	Kornit Digital Ltd. (Industrials)*	39,036
815	Matrix IT Ltd. (Information Technology)	21,475
1,209	Maytronics Ltd. (Consumer Discretionary)	17,467
580	Melisron Ltd. (Real Estate)	47,618
16,495	Mivne Real Estate KD Ltd. (Real Estate)	60,893
3,789	Mizrahi Tefahot Bank Ltd. (Financials)	154,911
1,619	Nice Ltd. (Information Technology)*	351,547
679	Nova Ltd. (Information Technology)*	67,034
2,319	OPC Energy Ltd. (Utilities)*	27,802
3,576	Phoenix Holdings Ltd. (The) (Financials)	43,323
2,406	Plus500 Ltd. (Financials)	47,538
774	Sapiens International Corp. NV (Information Technology)	17,565

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
3,593	Shapir Engineering and Industry Ltd. (Industrials)	$34,445
5,817	Shikun & Binui Ltd. (Industrials)*(b)	26,458
6,722	Shufersal Ltd. (Consumer Staples)	46,134
1,257	Strauss Group Ltd. (Consumer Staples)	33,008
28,123	Teva Pharmaceutical Industries Ltd. (Health Care)*	253,124
2,761	Tower Semiconductor Ltd. (Information Technology)*	129,980
1,391	Wix.com Ltd. (Information Technology)*	88,036
2,032	ZIM Integrated Shipping Services Ltd. (Industrials)(b)	73,335

		3,937,192

Italy – 1.9%
39,671	A2A SpA (Utilities)	44,658
3,143	Amplifon SpA (Health Care)	82,330
29,630	Assicurazioni Generali SpA (Financials)	436,191
12,943	Atlantia SpA (Industrials)	297,129
5,397	Banca Mediolanum SpA (Financials)	34,613
2,368	Buzzi Unicem SpA (Materials)	39,825
13,571	Davide Campari-Milano NV (Consumer Staples)	133,843
224	DiaSorin SpA (Health Care)	29,496
197,911	Enel SpA (Utilities)	934,449
62,283	Eni SpA (Energy)	739,519
3,257	Ferrari NV (Consumer Discretionary)	632,745
15,544	FinecoBank Banca Fineco SpA (Financials)	169,041
21,521	Hera SpA (Utilities)	54,101
8,218	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	76,521
1,860	Interpump Group SpA (Industrials)	66,097
459,124	Intesa Sanpaolo SpA (Financials)	795,461
9,997	Leonardo SpA (Industrials)	82,089
16,346	Mediobanca Banca di Credito Finanziario SpA (Financials)	129,982
5,013	Moncler SpA (Consumer Discretionary)	225,022
15,863	Nexi SpA (Information Technology)*(a)	130,831
10,047	Pirelli & C SpA (Consumer Discretionary)(a)	38,188
11,687	Poste Italiane SpA (Financials)(a)	93,921
12,974	PRADA SpA (Consumer Discretionary)	70,417
6,515	Prysmian SpA (Industrials)	200,531
2,468	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	101,104
50,081	Snam SpA (Utilities)	238,500
812	Stevanato Group SpA (Health Care)	13,479
253,913	Telecom Italia SpA (Communication Services)*	52,596
152,633	Telecom Italia SpA-RSP (Communication Services)*	30,358
35,843	Terna – Rete Elettrica Nazionale (Utilities)	255,898
52,726	UniCredit SpA (Financials)	519,477

Common Stocks – (continued)
Italy – (continued)
10,772	UnipolSai Assicurazioni SpA (Financials)	24,003

		6,772,415

Japan – 24.3%
782	ABC-Mart, Inc. (Consumer Discretionary)(b)	31,647
9,555	Acom Co. Ltd. (Financials)	22,884
4,816	Advantest Corp. (Information Technology)	277,930
18,556	Aeon Co. Ltd. (Consumer Staples)(b)	364,427
2,333	Aeon Mall Co. Ltd. (Real Estate)	28,004
4,896	AGC, Inc. (Industrials)	167,762
4,761	Air Water, Inc. (Materials)	60,103
3,948	Aisin Corp. (Consumer Discretionary)	118,333
13,552	Ajinomoto Co., Inc. (Consumer Staples)	377,452
4,427	Alfresa Holdings Corp. (Health Care)	53,300
8,546	Amada Co. Ltd. (Industrials)	67,628
11,103	ANA Holdings, Inc. (Industrials)*	215,252
12,230	Asahi Group Holdings Ltd. (Consumer Staples)	412,269
5,571	Asahi Intecc Co. Ltd. (Health Care)	100,670
33,766	Asahi Kasei Corp. (Materials)	249,180
46,270	Astellas Pharma, Inc. (Health Care)	662,383
3,329	Azbil Corp. (Information Technology)	95,818
4,774	Bandai Namco Holdings, Inc. (Consumer Discretionary)	361,085
334	BayCurrent Consulting, Inc. (Industrials)	99,989
1,881	Benefit One, Inc. (Industrials)	28,332
14,591	Bridgestone Corp. (Consumer Discretionary)	563,431
6,251	Brother Industries Ltd. (Information Technology)	120,669
1,990	Calbee, Inc. (Consumer Staples)	39,635
25,665	Canon, Inc. (Information Technology)	617,441
4,141	Capcom Co. Ltd. (Communication Services)	113,812
5,494	Casio Computer Co. Ltd. (Consumer Discretionary)	52,394
4,331	Central Japan Railway Co. (Industrials)	513,784
17,064	Chiba Bank Ltd. (The) (Financials)	92,567
18,542	Chubu Electric Power Co., Inc. (Utilities)	189,132
16,136	Chugai Pharmaceutical Co. Ltd. (Health Care)	420,089
7,901	Chugoku Electric Power Co., Inc. (The) (Utilities)	47,534
3,058	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	31,523
27,326	Concordia Financial Group Ltd. (Financials)	87,128
471	Cosmos Pharmaceutical Corp. (Consumer Staples)	49,912
10,425	CyberAgent, Inc. (Communication Services)	102,953
5,898	Dai Nippon Printing Co. Ltd. (Industrials)	124,959
2,913	Daifuku Co. Ltd. (Industrials)	172,101
23,763	Dai-ichi Life Holdings, Inc. (Financials)	412,606

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
48,101	Daiichi Sankyo Co. Ltd. (Health Care)	$1,456,302
6,695	Daikin Industries Ltd. (Industrials)	1,182,522
1,526	Daito Trust Construction Co. Ltd. (Real Estate)	151,252
15,386	Daiwa House Industry Co. Ltd. (Real Estate)	348,065
54	Daiwa House REIT Investment Corp. REIT (Real Estate)	125,432
35,220	Daiwa Securities Group, Inc. (Financials)(b)	154,625
10,927	Denso Corp. (Consumer Discretionary)	603,084
5,319	Dentsu Group, Inc. (Communication Services)	173,239
722	Disco Corp. (Information Technology)	178,124
8,680	East Japan Railway Co. (Industrials)	453,270
2,313	Ebara Corp. (Industrials)	88,766
6,793	Eisai Co. Ltd. (Health Care)	279,168
4,188	Electric Power Development Co. Ltd. (Utilities)	64,772
78,988	ENEOS Holdings, Inc. (Energy)(b)	298,345
1,247	Ezaki Glico Co. Ltd. (Consumer Staples)	32,609
4,836	FANUC Corp. (Industrials)	786,144
1,390	Fast Retailing Co. Ltd. (Consumer Discretionary)(b)	821,717
2,759	Food & Life Cos. Ltd. (Consumer Discretionary)	44,005
3,285	Fuji Electric Co. Ltd. (Industrials)	143,841
4,109	Fuji Media Holdings, Inc. (Communication Services)	32,753
9,620	FUJIFILM Holdings Corp. (Information Technology)	493,474
4,801	Fujitsu Ltd. (Information Technology)	573,696
4,437	Fukuoka Financial Group, Inc. (Financials)	79,570
110	GLP J REIT (Real Estate)	134,817
1,104	GMO Payment Gateway, Inc. (Information Technology)	89,355
5,543	Hakuhodo DY Holdings, Inc. (Communication Services)(b)	50,022
3,585	Hamamatsu Photonics KK (Information Technology)	153,874
5,867	Hankyu Hanshin Holdings, Inc. (Industrials)	177,121
1,082	Harmonic Drive Systems, Inc. (Industrials)	39,963
6,420	Haseko Corp. (Consumer Discretionary)	74,099
483	Hikari Tsushin, Inc. (Consumer Discretionary)	61,496
6,748	Hino Motors Ltd. (Industrials)	31,057
781	Hirose Electric Co. Ltd. (Information Technology)	111,833
1,653	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	40,423
2,596	Hitachi Construction Machinery Co. Ltd. (Industrials)	53,914
24,010	Hitachi Ltd. (Industrials)	1,211,715

Common Stocks – (continued)
Japan – (continued)
4,999	Hitachi Metals Ltd. (Materials)*	75,476
40,592	Honda Motor Co. Ltd. (Consumer Discretionary)	1,090,457
2,789	Hoshizaki Corp. (Industrials)	83,494
9,144	Hoya Corp. (Health Care)	939,960
11,847	Hulic Co. Ltd. (Real Estate)	90,588
2,972	Ibiden Co. Ltd. (Information Technology)	96,047
5,261	Idemitsu Kosan Co. Ltd. (Energy)	138,522
3,407	IHI Corp. (Industrials)	91,795
3,776	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	57,828
25,187	Inpex Corp. (Energy)	291,433
8,446	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	67,142
14,883	Isuzu Motors Ltd. (Consumer Discretionary)	185,843
1,392	Ito En Ltd. (Consumer Staples)	61,655
37,018	ITOCHU Corp. (Industrials)(b)	1,026,223
2,270	Itochu Techno-Solutions Corp. (Information Technology)	57,886
6,185	J Front Retailing Co. Ltd. (Consumer Discretionary)	49,346
10,758	Japan Airlines Co. Ltd. (Industrials)*	199,755
13,382	Japan Exchange Group, Inc. (Financials)	201,225
178	Japan Metropolitan Fund Invest REIT (Real Estate)	142,015
10,144	Japan Post Bank Co. Ltd. (Financials)	74,200
58,705	Japan Post Holdings Co. Ltd. (Financials)	407,092
4,986	Japan Post Insurance Co. Ltd. (Financials)(b)	76,683
28,045	Japan Tobacco, Inc. (Consumer Staples)	477,448
12,609	JFE Holdings, Inc. (Materials)(b)	136,436
5,683	JGC Holdings Corp. (Industrials)	77,236
4,977	JSR Corp. (Materials)	112,375
5,743	JTEKT Corp. (Consumer Discretionary)	40,807
10,889	Kajima Corp. (Industrials)	115,390
3,213	Kakaku.com, Inc. (Communication Services)	60,007
18,749	Kansai Electric Power Co., Inc. (The) (Utilities)	182,046
5,537	Kansai Paint Co. Ltd. (Materials)	85,796
11,868	Kao Corp. (Consumer Staples)	518,382
3,837	Kawasaki Heavy Industries Ltd. (Industrials)	75,093
1,316	Kawasaki Kisen Kaisha Ltd. (Industrials)	84,300
38,290	KDDI Corp. (Communication Services)	1,181,362
2,540	Keihan Holdings Co. Ltd. (Industrials)	64,863
5,996	Keikyu Corp. (Industrials)	61,982
2,602	Keio Corp. (Industrials)	99,857
3,789	Keisei Electric Railway Co. Ltd. (Industrials)	106,598
2,567	Kewpie Corp. (Consumer Staples)	42,424
4,768	Keyence Corp. (Information Technology)	1,817,429
3,572	Kikkoman Corp. (Consumer Staples)	220,569
4,288	Kintetsu Group Holdings Co. Ltd. (Industrials)	146,619

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
19,256	Kirin Holdings Co. Ltd. (Consumer Staples)	$318,722
1,224	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	70,019
3,411	Kobe Bussan Co. Ltd. (Consumer Staples)	87,843
1,436	Koei Tecmo Holdings Co. Ltd. (Communication Services)	48,635
3,109	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	107,315
23,792	Komatsu Ltd. (Industrials)	502,871
2,365	Konami Group Corp. (Communication Services)	120,788
825	Kose Corp. (Consumer Staples)	78,795
29,766	Kubota Corp. (Industrials)	467,130
8,278	Kuraray Co. Ltd. (Materials)	63,358
2,771	Kurita Water Industries Ltd. (Industrials)	109,141
8,226	Kyocera Corp. (Information Technology)	461,546
6,241	Kyowa Kirin Co. Ltd. (Health Care)	141,140
11,293	Kyushu Electric Power Co., Inc. (Utilities)	68,104
3,450	Kyushu Railway Co. (Industrials)	73,019
1,954	Lasertec Corp. (Information Technology)	273,525
1,131	Lawson, Inc. (Consumer Staples)	37,612
6,332	Lion Corp. (Consumer Staples)	74,454
7,152	Lixil Corp. (Industrials)	125,834
10,386	M3, Inc. (Health Care)	338,720
6,192	Makita Corp. (Industrials)	147,447
42,349	Marubeni Corp. (Industrials)	443,576
4,629	Marui Group Co. Ltd. (Financials)	83,748
3,067	MatsukiyoCocokara & Co. (Consumer Staples)	122,569
14,849	Mazda Motor Corp. (Consumer Discretionary)	131,860
2,153	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	77,190
25,469	Mebuki Financial Group, Inc. (Financials)	49,055
4,397	Medipal Holdings Corp. (Health Care)	60,488
3,146	MEIJI Holdings Co. Ltd. (Consumer Staples)	150,463
2,582	Mercari, Inc. (Consumer Discretionary)*	42,467
9,608	MINEBEA MITSUMI, Inc. (Industrials)	167,590
7,230	MISUMI Group, Inc. (Industrials)	179,935
34,213	Mitsubishi Chemical Group Corp. (Materials)	180,906
34,165	Mitsubishi Corp. (Industrials)	1,124,826
49,544	Mitsubishi Electric Corp. (Industrials)	506,966
29,492	Mitsubishi Estate Co. Ltd. (Real Estate)	399,964
4,841	Mitsubishi Gas Chemical Co., Inc. (Materials)	72,672
17,737	Mitsubishi HC Capital, Inc. (Financials)	86,494
7,865	Mitsubishi Heavy Industries Ltd. (Industrials)	304,898
3,035	Mitsubishi Materials Corp. (Materials)	45,561
16,660	Mitsubishi Motors Corp. (Consumer Discretionary)*	67,181

Common Stocks – (continued)
Japan – (continued)
286,430	Mitsubishi UFJ Financial Group, Inc. (Financials)	1,489,953
37,414	Mitsui & Co. Ltd. (Industrials)	881,472
4,458	Mitsui Chemicals, Inc. (Materials)	101,139
22,251	Mitsui Fudosan Co. Ltd. (Real Estate)	453,206
8,896	Mitsui OSK Lines Ltd. (Industrials)(b)	234,553
2,436	Miura Co. Ltd. (Industrials)	52,384
60,032	Mizuho Financial Group, Inc. (Financials)	690,070
6,143	MonotaRO Co. Ltd. (Industrials)	111,848
11,693	MS&AD Insurance Group Holdings, Inc. (Financials)(b)	350,980
15,797	Murata Manufacturing Co. Ltd. (Information Technology)	860,815
2,705	Nabtesco Corp. (Industrials)	64,881
4,882	Nagoya Railroad Co. Ltd. (Industrials)	75,999
6,383	NEC Corp. (Information Technology)	234,830
10,784	Nexon Co. Ltd. (Communication Services)	216,964
7,603	NGK Insulators Ltd. (Industrials)	109,637
4,880	NGK Spark Plug Co. Ltd. (Consumer Discretionary)	100,891
2,557	NH Foods Ltd. (Consumer Staples)	73,597
3,006	Nichirei Corp. (Consumer Staples)	54,016
12,636	Nidec Corp. (Industrials)	849,905
7,549	Nihon M&A Center Holdings, Inc. (Industrials)	95,244
7,934	Nikon Corp. (Consumer Discretionary)	91,173
2,917	Nintendo Co. Ltd. (Communication Services)	1,199,205
42	Nippon Building Fund, Inc. REIT (Real Estate)	210,265
2,087	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	115,773
22,840	Nippon Paint Holdings Co. Ltd. (Materials)	178,930
58	Nippon Prologis REIT, Inc. REIT (Real Estate)	146,647
4,489	Nippon Sanso Holdings Corp. (Materials)	82,381
1,600	Nippon Shinyaku Co. Ltd. (Health Care)	88,296
21,824	Nippon Steel Corp. (Materials)(b)	347,688
55,928	Nippon Telegraph & Telephone Corp. (Communication Services)	1,520,596
3,541	Nippon Television Holdings, Inc. (Communication Services)	30,295
4,154	Nippon Yusen KK (Industrials)(b)	320,334
3,193	Nissan Chemical Corp. (Materials)	162,846
56,165	Nissan Motor Co. Ltd. (Consumer Discretionary)	222,796
6,025	Nisshin Seifun Group, Inc. (Consumer Staples)	68,236
1,657	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	119,053
2,071	Nitori Holdings Co. Ltd. (Consumer Discretionary)	200,041

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,710	Nitto Denko Corp. (Materials)	$230,696
75,165	Nomura Holdings, Inc. (Financials)	273,170
2,785	Nomura Real Estate Holdings, Inc. (Real Estate)	68,809
114	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	139,966
9,391	Nomura Research Institute Ltd. (Information Technology)	256,749
11,514	NSK Ltd. (Industrials)	62,958
15,988	NTT Data Corp. (Information Technology)	227,667
16,164	Obayashi Corp. (Industrials)	112,638
702	OBIC Business Consultants Co. Ltd. (Information Technology)	25,624
1,594	Obic Co. Ltd. (Information Technology)	238,827
8,592	Odakyu Electric Railway Co. Ltd. (Industrials)	118,444
22,406	Oji Holdings Corp. (Materials)	90,028
30,937	Olympus Corp. (Health Care)	671,743
4,893	Omron Corp. (Information Technology)	260,842
9,968	Ono Pharmaceutical Co. Ltd. (Health Care)	239,304
1,958	Open House Group Co. Ltd. (Consumer Discretionary)	77,261
838	Oracle Corp. Japan (Information Technology)	50,476
5,063	Oriental Land Co. Ltd. (Consumer Discretionary)	761,504
30,242	ORIX Corp. (Financials)	500,888
70	Orix JREIT, Inc. REIT (Real Estate)	96,700
10,212	Osaka Gas Co. Ltd. (Utilities)	172,674
2,766	Otsuka Corp. (Information Technology)	90,388
10,229	Otsuka Holdings Co. Ltd. (Health Care)	336,552
9,658	Pan Pacific International Holdings Corp. (Consumer Discretionary)	174,523
57,844	Panasonic Holdings Corp. (Consumer Discretionary)	472,766
3,237	Park24 Co. Ltd. (Industrials)*	46,608
2,295	PeptiDream, Inc. (Health Care)*	27,830
4,708	Persol Holdings Co. Ltd. (Industrials)	95,773
2,906	Pigeon Corp. (Consumer Staples)	43,666
2,085	Pola Orbis Holdings, Inc. (Consumer Staples)	23,283
2,097	Rakus Co. Ltd. (Information Technology)	25,398
22,437	Rakuten Group, Inc. (Consumer Discretionary)	109,413
35,248	Recruit Holdings Co. Ltd. (Industrials)	1,139,887
29,006	Renesas Electronics Corp. (Information Technology)*	277,035
59,843	Resona Holdings, Inc. (Financials)	221,155
15,409	Ricoh Co. Ltd. (Information Technology)	121,938
876	Rinnai Corp. (Consumer Discretionary)	67,742
2,174	Rohm Co. Ltd. (Information Technology)	164,981
6,124	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	57,430
9,535	Santen Pharmaceutical Co. Ltd. (Health Care)	69,195

Common Stocks – (continued)
Japan – (continued)
6,064	SBI Holdings, Inc. (Financials)	120,121
1,083	SCREEN Holdings Co. Ltd. (Information Technology)	73,281
3,627	SCSK Corp. (Information Technology)	59,654
5,306	Secom Co. Ltd. (Industrials)	341,498
4,035	Sega Sammy Holdings, Inc. (Consumer Discretionary)(b)	60,339
5,642	Seibu Holdings, Inc. (Industrials)	57,590
7,614	Seiko Epson Corp. (Information Technology)	120,616
10,142	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	139,446
15,145	Sekisui House Ltd. (Consumer Discretionary)	259,363
18,839	Seven & i Holdings Co. Ltd. (Consumer Staples)	751,929
15,242	Seven Bank Ltd. (Financials)	29,027
10,056	SG Holdings Co. Ltd. (Industrials)	168,223
8,133	Sharp Corp. (Consumer Discretionary)	58,845
6,997	Shimadzu Corp. (Information Technology)	206,440
594	Shimamura Co. Ltd. (Consumer Discretionary)	54,162
2,036	Shimano, Inc. (Consumer Discretionary)	364,534
14,096	Shimizu Corp. (Industrials)	77,890
10,272	Shin-Etsu Chemical Co. Ltd. (Materials)	1,208,928
1,678	Shinko Electric Industries Co. Ltd. (Information Technology)	47,571
1,848	Shinsei Bank Ltd. (Financials)	26,129
7,551	Shionogi & Co. Ltd. (Health Care)	370,619
10,095	Shiseido Co. Ltd. (Consumer Staples)	385,594
12,764	Shizuoka Bank Ltd. (The) (Financials)	74,213
4,507	Showa Denko KK (Materials)	70,064
1,564	SMC Corp. (Industrials)	751,397
70,471	SoftBank Corp. (Communication Services)	777,532
26,586	SoftBank Group Corp. (Communication Services)	1,066,700
1,848	Sohgo Security Services Co. Ltd. (Industrials)	48,191
5,780	Sojitz Corp. (Industrials)	97,984
7,942	Sompo Holdings, Inc. (Financials)	342,201
31,438	Sony Group Corp. (Consumer Discretionary)	2,525,245
2,256	Square Enix Holdings Co. Ltd. (Communication Services)	98,784
3,697	Stanley Electric Co. Ltd. (Consumer Discretionary)	68,993
15,461	Subaru Corp. (Consumer Discretionary)	282,787
900	Sugi Holdings Co. Ltd. (Consumer Staples)	38,435
8,612	SUMCO Corp. (Information Technology)	118,658
40,134	Sumitomo Chemical Co. Ltd. (Materials)	159,233
29,897	Sumitomo Corp. (Industrials)	423,788
18,867	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	218,102

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,894	Sumitomo Heavy Industries Ltd. (Industrials)	$61,356
6,146	Sumitomo Metal Mining Co. Ltd. (Materials)	195,298
30,687	Sumitomo Mitsui Financial Group, Inc. (Financials)	928,413
7,968	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	249,228
4,217	Sumitomo Pharma Co. Ltd. (Health Care)	31,607
7,997	Sumitomo Realty & Development Co. Ltd. (Real Estate)	197,293
4,485	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	38,824
1,710	Sundrug Co. Ltd. (Consumer Staples)	42,064
3,150	Suntory Beverage & Food Ltd. (Consumer Staples)	115,888
1,559	Suzuken Co. Ltd. (Health Care)	37,506
10,479	Suzuki Motor Corp. (Consumer Discretionary)	368,815
3,877	Sysmex Corp. (Health Care)	240,605
13,103	T&D Holdings, Inc. (Financials)	143,767
4,574	Taisei Corp. (Industrials)	139,736
1,002	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	37,514
3,088	Taiyo Yuden Co. Ltd. (Information Technology)	96,900
38,797	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,077,500
2,287	TBS Holdings, Inc. (Communication Services)	26,677
9,628	TDK Corp. (Information Technology)	341,364
4,574	Teijin Ltd. (Materials)	48,668
18,195	Terumo Corp. (Health Care)	591,428
2,929	THK Co. Ltd. (Industrials)	60,281
5,686	TIS, Inc. (Information Technology)	163,658
4,557	Tobu Railway Co. Ltd. (Industrials)	108,316
146	Toei Animation Co. Ltd. (Communication Services)	13,513
2,735	Toho Co. Ltd. (Communication Services)	104,764
2,351	Toho Gas Co. Ltd. (Utilities)	52,998
11,842	Tohoku Electric Power Co., Inc. (Utilities)	59,114
15,566	Tokio Marine Holdings, Inc. (Financials)	874,952
954	Tokyo Century Corp. (Financials)	34,409
37,674	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	147,842
3,796	Tokyo Electron Ltd. (Information Technology)(b)	1,209,243
10,501	Tokyo Gas Co. Ltd. (Utilities)	197,862
13,709	Tokyu Corp. (Industrials)	164,063
15,051	Tokyu Fudosan Holdings Corp. (Real Estate)	81,539
6,858	TOPPAN, Inc. (Industrials)	108,392
38,042	Toray Industries, Inc. (Materials)	219,237
10,374	Toshiba Corp. (Industrials)	386,672
7,202	Tosoh Corp. (Materials)(b)	93,879

Common Stocks – (continued)
Japan – (continued)
3,922	TOTO Ltd. (Industrials)	136,793
2,220	Toyo Suisan Kaisha Ltd. (Consumer Staples)	91,442
1,836	Toyota Boshoku Corp. (Consumer Discretionary)	26,966
3,935	Toyota Industries Corp. (Industrials)	221,978
276,803	Toyota Motor Corp. (Consumer Discretionary)	4,196,224
5,626	Toyota Tsusho Corp. (Industrials)	199,066
3,379	Trend Micro, Inc. (Information Technology)	210,113
969	Tsuruha Holdings, Inc. (Consumer Staples)	54,173
10,164	Unicharm Corp. (Consumer Staples)	355,676
72	United Urban Investment Corp. REIT (Real Estate)	76,973
4,986	USS Co. Ltd. (Consumer Discretionary)	88,624
2,327	Welcia Holdings Co. Ltd. (Consumer Staples)	49,066
5,588	West Japan Railway Co. (Industrials)	218,965
501	Workman Co. Ltd. (Consumer Discretionary)	20,275
3,262	Yakult Honsha Co. Ltd. (Consumer Staples)	193,661
17,771	Yamada Holdings Co. Ltd. (Consumer Discretionary)	61,790
4,156	Yamaha Corp. (Consumer Discretionary)	163,692
7,842	Yamaha Motor Co. Ltd. (Consumer Discretionary)	163,996
8,000	Yamato Holdings Co. Ltd. (Industrials)	125,807
3,217	Yamazaki Baking Co. Ltd. (Consumer Staples)	38,012
6,345	Yaskawa Electric Corp. (Industrials)(b)	209,631
6,474	Yokogawa Electric Corp. (Information Technology)	114,185
3,346	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	55,250
66,667	Z Holdings Corp. (Communication Services)	199,580
2,903	ZOZO, Inc. (Consumer Discretionary)	65,128

		86,588,520

Jordan – 0.0%
3,505	Hikma Pharmaceuticals PLC (Health Care)	53,550

Luxembourg – 0.1%
11,874	ArcelorMittal (Materials)	283,632
3,278	Eurofins Scientific SE (Health Care)	227,767

		511,399

Macau – 0.1%
54,757	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	307,661
61,673	Sands China Ltd. (Consumer Discretionary)*	139,079

		446,740

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Mexico – 0.0%
4,665	Fresnillo PLC (Materials)	$37,379

Netherlands – 5.0%
11,168	ABN AMRO Bank NV (Financials)(a)(b)	107,516
666	Adyen NV (Information Technology)*(a)	1,034,681
4,170	Akzo Nobel NV (Materials)	264,336
1,366	Argenx SE ADR (Health Care)*	516,170
1,146	ASM International NV (Information Technology)	312,405
10,192	ASML Holding NV (Information Technology)	4,966,968
2,709	EXOR NV (Financials)	164,150
2,254	HAL Trust (Financials)	282,860
2,557	Heineken Holding NV (Consumer Staples)	182,040
6,059	Heineken NV (Consumer Staples)	546,753
92,885	ING Groep NV (Financials)	818,749
2,417	JDE Peet’s NV (Consumer Staples)	74,662
25,812	Koninklijke Ahold Delhaize NV (Consumer Staples)	711,174
4,375	Koninklijke DSM NV (Materials)	560,249
82,063	Koninklijke KPN NV (Communication Services)	261,584
22,304	Koninklijke Philips NV (Health Care)	373,378
7,048	NN Group NV (Financials)	290,359
2,825	Randstad NV (Industrials)	132,063
187,148	Shell PLC (Energy)	4,986,830
24,006	Universal Music Group NV (Communication Services)	478,102
6,601	Wolters Kluwer NV (Industrials)	646,771

		17,711,800

New Zealand – 0.4%
18,699	a2 Milk Co. Ltd. (The) (Consumer Staples)*	71,423
30,538	Auckland International Airport Ltd. (Industrials)*	141,545
11,281	Chorus Ltd. (Communication Services)	55,435
19,735	Contact Energy Ltd. (Utilities)	95,344
14,641	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	176,476
18,761	Fletcher Building Ltd. (Industrials)	64,413
27,596	Goodman Property Trust REIT (Real Estate)	36,799
17,898	Infratil Ltd. (Utilities)	99,308
2,096	Mainfreight Ltd. (Industrials)	95,737
15,882	Mercury NZ Ltd. (Utilities)	56,476
29,226	Meridian Energy Ltd. (Utilities)	89,682
9,324	Ryman Healthcare Ltd. (Health Care)	52,535
46,876	Spark New Zealand Ltd. (Communication Services)	155,769
3,359	Xero Ltd. (Information Technology)*	202,068

		1,393,010

Common Stocks – (continued)
Norway – 1.0%
560	Aker ASA, Class A (Industrials)	44,240
10,139	Aker BP ASA (Energy)	355,227
2,187	Austevoll Seafood ASA (Consumer Staples)	23,514
21,446	AutoStore Holdings Ltd. (Industrials)*(a)(b)	28,525
22,477	DNB Bank ASA (Financials)	430,327
1,376	Entra ASA (Real Estate)(a)	17,941
23,981	Equinor ASA (Energy)	924,767
4,700	Gjensidige Forsikring ASA (Financials)	95,666
1,901	Kongsberg Gruppen ASA (Industrials)	65,128
7,136	Leroy Seafood Group ASA (Consumer Staples)	47,889
10,502	Mowi ASA (Consumer Staples)	216,196
39,372	NEL ASA (Industrials)*	58,339
4,192	Nordic Semiconductor ASA (Information Technology)*	64,628
34,068	Norsk Hydro ASA (Materials)	235,149
18,939	Orkla ASA (Consumer Staples)	159,197
1,430	Salmar ASA (Consumer Staples)	95,029
1,867	Schibsted ASA, Class A (Communication Services)	34,390
2,452	Schibsted ASA, Class B (Communication Services)	42,324
4,380	SpareBank 1 SR-Bank ASA (Financials)	50,225
11,523	Storebrand ASA (Financials)	92,680
16,326	Telenor ASA (Communication Services)	179,313
5,913	TOMRA Systems ASA (Industrials)	135,459
9,937	Var Energi ASA (Energy)	43,116

		3,439,269

Poland – 0.2%
10,691	Allegro.eu SA (Consumer Discretionary)*(a)(b)	56,502
4,467	Bank Pekao SA (Financials)	62,067
1,738	CD Projekt SA (Communication Services)	31,156
4,663	Cyfrowy Polsat SA (Communication Services)	19,278
1,213	Dino Polska SA (Consumer Staples)*(a)	88,846
5,169	InPost SA (Industrials)*	26,706
3,455	KGHM Polska Miedz SA (Materials)	65,161
330	mBank SA (Financials)*	15,260
29,824	PGE Polska Grupa Energetyczna SA (Utilities)*	45,583
10,227	Polski Koncern Naftowy ORLEN SA (Energy)	132,902
41,148	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)*	49,018
22,338	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	111,964
14,393	Powszechny Zaklad Ubezpieczen SA (Financials)	86,373
842	Santander Bank Polska SA (Financials)	38,435

		829,251

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Portugal – 0.2%
185,579	Banco Comercial Portugues SA, Class R (Financials)	$27,095
70,624	EDP – Energias de Portugal SA (Utilities)	338,178
12,425	Galp Energia SGPS SA (Energy)	134,872
7,032	Jeronimo Martins SGPS SA (Consumer Staples)	156,270
5,408	Navigator Co SA (The) (Materials)	21,524

		677,939

Russia – 0.0%
12,172	Evraz PLC (Materials)(c)	0

Singapore – 1.8%
87,721	Ascendas Real Estate Investment Trust REIT (Real Estate)	177,316
133,565	CapitaLand Integrated Commercial Trust REIT (Real Estate)	198,179
128,917	Capitaland Investment Ltd. (Real Estate)	340,982
13,011	City Developments Ltd. (Real Estate)	75,822
46,097	DBS Group Holdings Ltd. (Financials)	1,077,172
66,106	Frasers Logistics & Commercial Trust REIT (Real Estate)	64,443
143,920	Genting Singapore Ltd. (Consumer Discretionary)	79,950
67,345	Grab Holdings Ltd., Class A (Industrials)*	191,933
2,405	Jardine Cycle & Carriage Ltd. (Industrials)	56,647
35,885	Keppel Corp. Ltd. (Industrials)	187,000
34,569	Keppel DC REIT (Real Estate)	48,071
52,304	Mapletree Industrial Trust REIT (Real Estate)	94,853
83,199	Mapletree Logistics Trust REIT (Real Estate)	99,593
51,083	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	67,373
31,898	Olam Group Ltd. (Consumer Staples)	33,611
97,525	Oversea-Chinese Banking Corp. Ltd. (Financials)	845,156
16,957	SATS Ltd. (Industrials)*	49,105
8,979	Sea Ltd. ADR (Communication Services)*	556,698
32,875	Singapore Airlines Ltd. (Industrials)*	125,364
20,533	Singapore Exchange Ltd. (Financials)	139,673
38,742	Singapore Technologies Engineering Ltd. (Industrials)	103,582
200,611	Singapore Telecommunications Ltd. (Communication Services)	376,748
16,677	STMicroelectronics NV (Information Technology)	582,658
42,492	Suntec Real Estate Investment Trust REIT (Real Estate)	48,124
36,379	United Overseas Bank Ltd. (Financials)	712,664
11,521	UOL Group Ltd. (Real Estate)	57,147
6,835	Venture Corp. Ltd. (Information Technology)	89,608

Common Stocks – (continued)
Singapore – (continued)
78,383	Yangzijiang Financial Holding Ltd. (Financials)*	21,069

		6,500,541

South Africa – 0.3%
28,892	Anglo American PLC (Materials)	935,610
2,876	Scatec ASA (Utilities)(a)	29,356

		964,966

South Korea – 0.1%
3,915	Delivery Hero SE (Consumer Discretionary)*(a)	163,374

Spain – 2.3%
5,747	ACS Actividades de Construccion y Servicios SA (Industrials)	128,349
1,800	Aena SME SA (Industrials)*(a)	221,452
11,465	Amadeus IT Group SA (Information Technology)*	606,637
150,868	Banco Bilbao Vizcaya Argentaria SA (Financials)	681,384
417,776	Banco Santander SA (Financials)	1,015,369
110,521	CaixaBank SA (Financials)	333,848
14,258	Cellnex Telecom SA (Communication Services)*(a)	555,851
1,440	Corp ACCIONA Energias Renovables SA (Utilities)	60,005
6,088	EDP Renovaveis SA (Utilities)	147,964
8,014	Endesa SA (Utilities)	137,800
12,161	Ferrovial SA (Industrials)	305,468
7,460	Grifols SA (Health Care)*	90,354
155,752	Iberdrola SA (Utilities)	1,626,462
28,145	Industria de Diseno Textil SA (Consumer Discretionary)	609,891
24,279	Mapfre SA (Financials)	40,356
8,448	Naturgy Energy Group SA (Utilities)	233,439
10,285	Red Electrica Corp. SA (Utilities)	188,588
32,648	Repsol SA (Energy)	426,287
5,680	Siemens Gamesa Renewable Energy SA (Industrials)*	102,379
129,647	Telefonica SA (Communication Services)	536,589

		8,048,472

Sweden – 3.3%
4,568	AAK AB (Consumer Staples)	70,239
5,755	AddTech AB, Class B (Industrials)	81,238
5,235	Akelius Residential Property AB, Class D (Real Estate)	9,833
7,443	Alfa Laval AB (Industrials)	199,843
5,357	Alleima AB (Materials)*	21,563
24,771	Assa Abloy AB, Class B (Industrials)	504,820
65,677	Atlas Copco AB, Class A (Industrials)	671,640
38,457	Atlas Copco AB, Class B (Industrials)	352,698
2,695	Avanza Bank Holding AB (Financials)	43,517
2,842	Axfood AB (Consumer Staples)	85,929
5,782	Beijer Ref AB (Industrials)	75,257

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
6,752	Boliden AB (Materials)	$218,151
5,421	Castellum AB (Real Estate)	76,549
5,873	Electrolux AB, Class B (Consumer Discretionary)	74,696
8,388	Elekta AB, Class B (Health Care)(b)	48,325
20,046	Embracer Group AB (Communication Services)*(b)	125,424
15,892	Epiroc AB, Class A (Industrials)	244,584
9,547	Epiroc AB, Class B (Industrials)	130,636
8,885	EQT AB (Financials)	200,791
15,364	Essity AB, Class B (Consumer Staples)	342,586
4,540	Evolution AB (Consumer Discretionary)(a)	366,547
6,601	Fabege AB (Real Estate)	58,689
15,394	Fastighets AB Balder, Class B (Real Estate)*	85,618
4,992	Getinge AB, Class B (Health Care)	93,026
18,303	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	191,167
51,054	Hexagon AB, Class B (Information Technology)	525,508
2,288	Holmen AB, Class B (Materials)	98,679
10,222	Husqvarna AB, Class B (Industrials)	69,215
3,449	Industrivarden AB, Class A (Financials)	76,938
3,831	Industrivarden AB, Class C (Financials)	84,595
6,796	Indutrade AB (Industrials)	126,675
3,426	Investment AB Latour, Class B (Industrials)	67,984
13,843	Investor AB, Class A (Financials)	231,471
42,969	Investor AB, Class B (Financials)	681,717
6,105	Kinnevik AB, Class B (Financials)*	87,528
1,839	L E Lundbergforetagen AB, Class B (Financials)	76,443
4,967	Lifco AB, Class B (Industrials)	77,752
40,839	Nibe Industrier AB, Class B (Industrials)	385,029
4,782	Orron Energy ab (Utilities)	9,138
2,000	Saab AB, Class B (Industrials)	67,110
4,051	Sagax AB, Class B (Real Estate)	87,700
2,573	Sagax AB, Class D (Real Estate)	6,727
27,153	Samhallsbyggnadsbolaget i Norden AB (Real Estate)(b)	43,935
4,893	Samhallsbyggnadsbolaget i Norden AB, Class D (Real Estate)(b)	9,682
26,786	Sandvik AB (Industrials)	420,560
7,810	Securitas AB, Class B (Industrials)(b)	68,748
37,298	Skandinaviska Enskilda Banken AB, Class A (Financials)	374,094
8,573	Skanska AB, Class B (Industrials)	127,508
8,984	SKF AB, Class B (Industrials)	135,648
6,410	SSAB AB, Class A (Materials)	31,046
15,462	SSAB AB, Class B (Materials)	72,706
36,104	Storskogen Group AB, Class B (Industrials)	40,745
15,264	Svenska Cellulosa AB SCA, Class B (Materials)	230,182

Common Stocks – (continued)
Sweden – (continued)
36,426	Svenska Handelsbanken AB, Class A (Financials)	300,020
880	Svenska Handelsbanken AB, Class B (Financials)	8,309
5,245	Sweco AB, Class B (Industrials)	49,672
27,812	Swedbank AB, Class A (Financials)	361,733
38,118	Swedish Match AB (Consumer Staples)	383,931
4,182	Swedish Orphan Biovitrum AB (Health Care)*	92,660
12,530	Tele2 AB, Class B (Communication Services)	133,864
74,487	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	560,268
55,683	Telia Co. AB (Communication Services)	196,795
2,627	Thule Group AB (Consumer Discretionary)(a)	64,556
6,010	Trelleborg AB, Class B (Industrials)	125,702
1,945	Vitrolife AB (Health Care)	46,680
4,810	Volvo AB, Class A (Industrials)	80,474
37,298	Volvo AB, Class B (Industrials)	593,780
12,144	Volvo Car AB, Class B (Consumer Discretionary)*(b)	74,235
9,053	Wallenstam AB, Class B (Real Estate)	40,867

		11,801,975

Switzerland – 4.8%
40,632	ABB Ltd. (Industrials)	1,122,849
12,483	Alcon, Inc. (Health Care)	825,762
11,529	Cie Financiere Richemont SA (Consumer Discretionary)	1,297,670
61,634	Credit Suisse Group AG (Financials)	319,553
881	Geberit AG (Industrials)	408,837
202	Givaudan SA (Materials)	647,634
14,350	Holcim AG (Materials)*	640,196
1,298	Kuehne + Nagel International AG (Industrials)	300,577
1,889	Lonza Group AG (Health Care)	1,013,067
57,502	Novartis AG (Health Care)	4,662,261
559	Partners Group Holding AG (Financials)	542,074
498	Schindler Holding AG (Industrials)	84,297
1,037	Schindler Holding AG Participation Certificates (Industrials)	181,378
154	SGS SA (Industrials)	340,206
3,906	Sika AG (Materials)	882,097
2,631	Straumann Holding AG (Health Care)	290,341
717	Swatch Group AG (The) – Bearer (Consumer Discretionary)	175,072
1,289	Swatch Group AG (The) – Registered (Consumer Discretionary)	58,985
647	Swisscom AG (Communication Services)	335,582
81,458	UBS Group AG (Financials)	1,296,217
3,826	Zurich Insurance Group AG (Financials)	1,701,795

		17,126,450

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – 12.0%
24,363	3i Group PLC (Financials)	$344,580
55,199	abrdn PLC (Financials)	94,321
6,122	Admiral Group PLC (Financials)	151,162
9,723	Allfunds Group PLC (Financials)	76,749
11,227	Ashtead Group PLC (Industrials)	555,209
9,162	Associated British Foods PLC (Consumer Staples)	162,579
38,140	AstraZeneca PLC (Health Care)	4,723,778
23,810	Auto Trader Group PLC (Communication Services)(a)	180,583
2,783	AVEVA Group PLC (Information Technology)	90,672
70,634	Aviva PLC (Financials)	344,129
23,582	B&M European Value Retail SA (Consumer Discretionary)	101,501
80,401	BAE Systems PLC (Industrials)	726,171
419,232	Barclays PLC (Financials)	802,462
25,843	Barratt Developments PLC (Consumer Discretionary)	128,493
2,709	Berkeley Group Holdings PLC (Consumer Discretionary)	115,213
443,074	BP PLC (Energy)	2,276,202
57,474	British American Tobacco PLC (Consumer Staples)	2,308,252
22,855	British Land Co. PLC (The) REIT (Real Estate)	114,567
176,714	BT Group PLC (Communication Services)	309,876
8,595	Bunzl PLC (Industrials)	286,133
10,127	Burberry Group PLC (Consumer Discretionary)	205,981
67,555	CK Hutchison Holdings Ltd. (Industrials)	436,805
25,328	CNH Industrial NV (Industrials)	310,207
3,873	Coca-Cola Europacific Partners PLC (Consumer Staples)	190,435
45,157	Compass Group PLC (Consumer Discretionary)	976,806
41,588	ConvaTec Group PLC (Health Care)(a)	105,301
3,551	Croda International PLC (Materials)	277,915
8,295	Darktrace PLC (Information Technology)*	49,341
2,415	DCC PLC (Industrials)	139,465
58,050	Diageo PLC (Consumer Staples)	2,542,469
33,535	Direct Line Insurance Group PLC (Financials)	80,345
34,451	DS Smith PLC (Materials)	107,313
16,251	easyJet PLC (Industrials)*	68,037
693	Endava PLC ADR (Information Technology)*	69,993
14,983	Entain PLC (Consumer Discretionary)	221,938
23,425	Experian PLC (Industrials)	714,960
8,076	Farfetch Ltd., Class A (Consumer Discretionary)*	81,002
129,493	Haleon PLC (Consumer Staples)*	390,030
9,625	Halma PLC (Information Technology)	232,393

Common Stocks – (continued)
United Kingdom – (continued)
8,901	Hargreaves Lansdown PLC (Financials)	84,681
510,925	HSBC Holdings PLC (Financials)	3,143,783
24,201	Imperial Brands PLC (Consumer Staples)	534,060
37,470	Informa PLC (Communication Services)	238,405
4,503	InterContinental Hotels Group PLC (Consumer Discretionary)	245,794
7,364	Intermediate Capital Group PLC (Financials)	117,135
4,099	Intertek Group PLC (Industrials)	188,828
91,800	ITV PLC (Communication Services)	68,684
51,159	J Sainsbury PLC (Consumer Staples)	121,081
62,602	JD Sports Fashion PLC (Consumer Discretionary)	82,277
4,685	Johnson Matthey PLC (Materials)	109,847
51,605	Kingfisher PLC (Consumer Discretionary)	139,371
18,760	Land Securities Group PLC REIT (Real Estate)	142,020
152,136	Legal & General Group PLC (Financials)	446,989
3,976	Liberty Global PLC, Class A (Communication Services)*	80,315
7,477	Liberty Global PLC, Class C (Communication Services)*	159,335
1,750,782	Lloyds Banking Group PLC (Financials)	893,928
9,324	London Stock Exchange Group PLC (Financials)	879,019
65,694	M&G PLC (Financials)	149,634
19,913	Meggitt PLC (Industrials)*	184,949
106,875	Melrose Industries PLC (Industrials)	169,751
92,946	National Grid PLC (Utilities)	1,165,879
126,019	NatWest Group PLC (Financials)	361,384
3,163	Next PLC (Consumer Discretionary)	213,909
14,559	Ocado Group PLC (Consumer Staples)*	122,991
19,073	Pearson PLC (Communication Services)	191,484
8,085	Persimmon PLC (Consumer Discretionary)	138,858
18,890	Phoenix Group Holdings PLC (Financials)	132,410
18,224	Reckitt Benckiser Group PLC (Consumer Staples)	1,409,739
48,932	RELX PLC (Industrials)	1,287,922
47,434	Rentokil Initial PLC (Industrials)	287,562
21,235	Rightmove PLC (Communication Services)	150,132
211,211	Rolls-Royce Holdings PLC (Industrials)*	189,239
25,874	Sage Group PLC (The) (Information Technology)	215,325
3,175	Schroders PLC (Financials)	99,306

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
30,732	Segro PLC REIT (Real Estate)	$337,215
6,382	Severn Trent PLC (Utilities)	206,965
22,209	Smith & Nephew PLC (Health Care)	262,430
9,394	Smiths Group PLC (Industrials)	162,979
1,873	Spirax-Sarco Engineering PLC (Industrials)	229,602
27,184	SSE PLC (Utilities)	522,708
13,799	St James’s Place PLC (Financials)	177,746
76,057	Standard Chartered PLC (Financials)	529,407
88,829	Taylor Wimpey PLC (Consumer Discretionary)	111,940
191,200	Tesco PLC (Consumer Staples)	553,309
63,782	Unilever PLC (Consumer Staples)	2,913,379
17,366	United Utilities Group PLC (Utilities)	213,488
713,775	Vodafone Group PLC (Communication Services)	960,779
6,570	Weir Group PLC (The) (Industrials)	111,424
5,109	Whitbread PLC (Consumer Discretionary)	148,859
11,243	Wise PLC, Class A (Information Technology)*	63,685
28,104	WPP PLC (Communication Services)	243,432

		42,988,741

United States – 5.8%
16,605	Avast PLC (Information Technology)(a)(b)	136,604
3,737	Carnival PLC (Consumer Discretionary)*	31,682
1,037	CyberArk Software Ltd. (Information Technology)*	149,618
5,452	Ferguson PLC (Industrials)	633,507
640	Fiverr International Ltd. (Consumer Discretionary)*	22,131
103,594	GSK PLC (Health Care)	1,662,757
2,057	ICON PLC (Health Care)*	431,620
11,326	James Hardie Industries PLC CDI (Materials)	260,190
22,895	JS Global Lifestyle Co. Ltd. (Consumer Discretionary)(a)	27,215
69,510	Nestle SA (Consumer Staples)	8,160,721
17,893	Roche Holding AG (Health Care)	5,782,522
671	Roche Holding AG (Health Care)	257,276
14,165	Schneider Electric SE (Industrials)	1,691,857
15,490	Sinch AB (Information Technology)*(a)(b)	30,271
54,838	Stellantis NV (Consumer Discretionary)	736,371
7,345	Swiss Re AG (Financials)	573,331
11,799	Tenaris SA (Energy)	163,137

		20,750,810

TOTAL COMMON STOCKS
(Cost $370,168,506)		$353,722,397

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
1,440	Bayerische Motoren Werke AG (Consumer Discretionary)	8.39%	$100,274
4,403	Henkel AG & Co. KGaA (Consumer Staples)	2.94	284,419
3,901	Porsche Automobil Holding SE (Consumer Discretionary)	3.60	276,468
687	Sartorius AG (Health Care)	0.30	287,309
4,664	Volkswagen AG (Consumer Discretionary)	5.24	666,620

			1,615,090

Spain – 0.0%
6,620	Grifols SA, Class B (Health Care)*	0.00	52,222

TOTAL PREFERRED STOCKS
(Cost $1,878,374)			$1,667,312

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $372,046,880)			$355,389,709

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.0%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,986,472	2.154%	$6,986,472
(Cost $6,986,472)

TOTAL INVESTMENTS – 101.5%
(Cost $379,033,352)		$362,376,181

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(5,325,888)

NET ASSETS – 100.0%		$357,050,293

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
CVA	— Dutch Certification
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Sector	% of Market Value

Financials	16.7%
Industrials	15.3
Health Care	12.8
Consumer Discretionary	11.4
Consumer Staples	10.5
Information Technology	8.0
Materials	7.4
Communication Services	5.0
Energy	4.7
Utilities	3.4
Real Estate	2.9
Securities Lending Reinvestment Vehicle	1.9

TOTAL INVESTMENTS	100.0%

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini MSCI EAFE Index Future	4	09/16/22	$374,066	$(8,646)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 8.4%
14,357	Activision Blizzard, Inc.	$1,126,881
121,173	Alphabet, Inc., Class A*	13,113,342
108,260	Alphabet, Inc., Class C*	11,816,579
143,923	AT&T, Inc.	2,524,409
2,019	Charter Communications, Inc., Class A*	833,100
89,678	Comcast Corp., Class A	3,245,447
5,038	DISH Network Corp., Class A*	87,409
5,610	Electronic Arts, Inc.	711,741
6,262	Fox Corp., Class A	214,035
2,886	Fox Corp., Class B	91,255
1,572	IAC, Inc.*	101,033
394	Liberty Broadband Corp., Class A*	39,723
2,597	Liberty Broadband Corp., Class C*	264,115
1,545	Liberty Media Corp.-Liberty SiriusXM, Class A*	64,179
3,093	Liberty Media Corp.-Liberty SiriusXM, Class C*	127,927
3,102	Live Nation Entertainment, Inc.*	280,297
20,656	Lumen Technologies, Inc.	205,734
5,742	Match Group, Inc.*	324,595
46,086	Meta Platforms, Inc., Class A*	7,508,792
8,832	Netflix, Inc.*	1,974,482
4,101	Omnicom Group, Inc.	274,357
184	Paramount Global, Class A(a)	4,861
11,714	Paramount Global, Class B	273,991
11,512	Pinterest, Inc., Class A*	265,237
6,002	ROBLOX Corp., Class A*	234,738
2,412	Roku, Inc.*	164,016
14,482	Sirius XM Holdings, Inc.(a)	88,195
20,609	Snap, Inc., Class A*	224,226
2,289	Spotify Technology SA*	247,555
3,218	Take-Two Interactive Software, Inc.*	394,398
12,708	T-Mobile US, Inc.*	1,829,444
12,737	Twitter, Inc.*	493,559
84,798	Verizon Communications, Inc.	3,545,404
36,754	Walt Disney Co. (The)*	4,119,388
44,675	Warner Bros Discovery, Inc.*	591,497
2,379	Warner Music Group Corp., Class A	63,686
5,579	ZoomInfo Technologies, Inc.*	253,398

		57,723,025

Consumer Discretionary – 11.7%
1,218	Advance Auto Parts, Inc.	205,404
6,985	Airbnb, Inc., Class A*	790,143
179,018	Amazon.com, Inc.*	22,694,112
5,436	Aptiv PLC*	507,885
390	AutoZone, Inc.*	826,492
4,044	Best Buy Co., Inc.	285,870
819	Booking Holdings, Inc.*	1,536,288
1,329	Burlington Stores, Inc.*	186,313
4,138	Caesars Entertainment, Inc.*	178,431
3,200	CarMax, Inc.*	283,008
17,523	Carnival Corp.*	165,768
1,948	Carvana Co.*	64,265
1,758	Chewy, Inc., Class A*(a)	60,352
538	Chipotle Mexican Grill, Inc.*	859,078

Common Stocks – (continued)
Consumer Discretionary – (continued)
16,673	Coupang, Inc. (South Korea)*	281,774
2,508	Darden Restaurants, Inc.	310,265
4,571	Dollar General Corp.	1,085,247
4,246	Dollar Tree, Inc.*	576,097
722	Domino’s Pizza, Inc.	268,483
4,839	DoorDash, Inc., Class A*	289,856
6,570	D.R. Horton, Inc.	467,455
11,277	eBay, Inc.	497,654
2,550	Etsy, Inc.*	269,306
3,046	Expedia Group, Inc.*	312,672
79,563	Ford Motor Co.	1,212,540
3,118	Garmin Ltd.	275,912
26,759	General Motors Co.	1,022,461
2,799	Genuine Parts Co.	436,672
2,599	Hasbro, Inc.	204,853
5,520	Hilton Worldwide Holdings, Inc.	703,027
20,740	Home Depot, Inc. (The)	5,981,831
6,668	Las Vegas Sands Corp.*	250,917
5,051	Lennar Corp., Class A	391,200
293	Lennar Corp., Class B	18,072
4,964	LKQ Corp.	264,184
12,844	Lowe’s Cos., Inc.	2,493,534
11,167	Lucid Group, Inc.*(a)	171,302
2,368	Lululemon Athletica, Inc.*	710,305
5,810	Marriott International, Inc., Class A	893,229
14,929	McDonald’s Corp.	3,766,288
972	MercadoLibre, Inc. (Brazil)*	831,410
7,049	MGM Resorts International	230,079
7,633	Newell Brands, Inc.	136,249
25,296	NIKE, Inc., Class B	2,692,759
63	NVR, Inc.*	260,824
1,313	O’Reilly Automotive, Inc.*	915,319
4,768	PulteGroup, Inc.	193,867
9,850	Rivian Automotive, Inc., Class A*	322,194
6,931	Ross Stores, Inc.	597,937
4,386	Royal Caribbean Cruises Ltd.*	179,168
22,673	Starbucks Corp.	1,906,119
9,335	Target Corp.	1,496,774
51,877	Tesla, Inc.*	14,297,820
22,070	TJX Cos., Inc. (The)	1,376,065
2,252	Tractor Supply Co.	416,958
1,026	Ulta Beauty, Inc.*	430,787
805	Vail Resorts, Inc.	180,867
7,036	VF Corp.	291,642
1,523	Wayfair, Inc., Class A*	80,277
1,129	Whirlpool Corp.	176,801
8,141	Yum China Holdings, Inc. (China)	407,946
5,752	Yum! Brands, Inc.	639,852

		79,860,259

Consumer Staples – 6.6%
36,513	Altria Group, Inc.	1,647,467
11,292	Archer-Daniels-Midland Co.	992,454
786	Brown-Forman Corp., Class A	55,468
6,091	Brown-Forman Corp., Class B	442,816
4,042	Campbell Soup Co.	203,636

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
4,895	Church & Dwight Co., Inc.	$409,760
2,470	Clorox Co. (The)	356,520
78,478	Coca-Cola Co. (The)	4,842,877
16,887	Colgate-Palmolive Co.	1,320,732
9,644	Conagra Brands, Inc.	331,561
2,954	Constellation Brands, Inc., Class A	726,832
8,924	Costco Wholesale Corp.	4,659,220
4,304	Estee Lauder Cos., Inc. (The), Class A	1,094,852
12,024	General Mills, Inc.	923,443
2,926	Hershey Co. (The)	657,384
5,739	Hormel Foods Corp.	288,557
2,032	J M Smucker Co. (The)	284,460
5,178	Kellogg Co.	376,648
17,313	Keurig Dr Pepper, Inc.	659,972
6,793	Kimberly-Clark Corp.	866,243
15,703	Kraft Heinz Co. (The)	587,292
13,159	Kroger Co. (The)	630,842
5,002	McCormick & Co., Inc.	420,518
3,559	Molson Coors Beverage Co., Class B	183,894
27,824	Mondelez International, Inc., Class A	1,721,193
7,645	Monster Beverage Corp.*	679,105
27,875	PepsiCo, Inc.	4,802,026
31,231	Philip Morris International, Inc.	2,982,248
48,400	Procter & Gamble Co. (The)	6,676,296
10,183	Sysco Corp.	837,246
5,796	Tyson Foods, Inc., Class A	436,903
14,404	Walgreens Boots Alliance, Inc.	505,004
28,824	Walmart, Inc.	3,820,621

		45,424,090

Energy – 4.5%
19,769	Baker Hughes Co.	499,365
4,606	Cheniere Energy, Inc.	737,789
38,895	Chevron Corp.	6,147,744
26,082	ConocoPhillips	2,854,675
13,221	Devon Energy Corp.	933,667
3,569	Diamondback Energy, Inc.	475,676
11,790	EOG Resources, Inc.	1,430,127
84,801	Exxon Mobil Corp.	8,106,128
16,785	Halliburton Co.	505,732
5,671	Hess Corp.	684,943
40,079	Kinder Morgan, Inc.	734,247
10,879	Marathon Petroleum Corp.	1,096,059
18,874	Occidental Petroleum Corp.	1,340,054
8,958	ONEOK, Inc.	548,498
9,688	Phillips 66	866,689
4,630	Pioneer Natural Resources Co.	1,172,409
28,485	Schlumberger NV	1,086,703
8,212	Valero Energy Corp.	961,789
24,517	Williams Cos., Inc. (The)	834,314

		31,016,608

Financials – 10.6%
11,851	Aflac, Inc.	704,186
262	Alleghany Corp.*	220,389
5,442	Allstate Corp. (The)	655,761

Common Stocks – (continued)
Financials – (continued)
6,273	Ally Financial, Inc.	208,264
11,163	American Express Co.	1,696,776
15,966	American International Group, Inc.	826,241
2,210	Ameriprise Financial, Inc.	592,302
31,706	Annaly Capital Management, Inc. REIT	204,504
4,084	Aon PLC, Class A	1,140,498
8,697	Apollo Global Management, Inc.	483,379
7,324	Arch Capital Group Ltd.*	334,853
4,194	Arthur J Gallagher & Co.	761,505
141,790	Bank of America Corp.	4,765,562
14,712	Bank of New York Mellon Corp. (The)	610,989
25,854	Berkshire Hathaway, Inc., Class B*	7,259,803
2,865	BlackRock, Inc.	1,909,207
14,006	Blackstone, Inc.	1,315,724
7,831	Capital One Financial Corp.	828,676
2,135	Cboe Global Markets, Inc.	251,866
30,682	Charles Schwab Corp. (The)	2,176,888
7,956	Chubb Ltd.	1,504,082
3,110	Cincinnati Financial Corp.	301,546
39,137	Citigroup, Inc.	1,910,277
9,937	Citizens Financial Group, Inc.	364,489
7,212	CME Group, Inc.	1,410,739
2,809	Coinbase Global, Inc., Class A*	187,641
5,602	Discover Financial Services	562,945
785	Everest Re Group Ltd.	211,204
5,386	Fidelity National Financial, Inc.	210,593
13,760	Fifth Third Bancorp	469,904
3,604	First Republic Bank	547,195
5,821	Franklin Resources, Inc.	151,754
1,818	Globe Life, Inc.	176,691
6,903	Goldman Sachs Group, Inc. (The)(b)	2,296,421
6,614	Hartford Financial Services Group, Inc. (The)	425,346
28,571	Huntington Bancshares, Inc.	382,851
1,893	Interactive Brokers Group, Inc., Class A	116,590
11,162	Intercontinental Exchange, Inc.	1,125,688
58,756	JPMorgan Chase & Co.	6,682,320
18,753	KeyCorp	331,741
16,575	KKR & Co., Inc.	838,032
4,177	Loews Corp.	231,030
3,585	M&T Bank Corp.	651,681
259	Markel Corp.*	309,275
10,119	Marsh & McLennan Cos., Inc.	1,632,903
12,374	MetLife, Inc.	796,019
3,203	Moody’s Corp.	911,318
27,392	Morgan Stanley	2,334,346
1,592	MSCI, Inc.	715,190
6,912	Nasdaq, Inc.	411,471
4,034	Northern Trust Corp.	383,593
8,297	PNC Financial Services Group, Inc. (The)	1,310,926
5,071	Principal Financial Group, Inc.	379,108
11,776	Progressive Corp. (The)	1,444,326
7,557	Prudential Financial, Inc.	723,583
3,952	Raymond James Financial, Inc.	412,470
18,770	Regions Financial Corp.	406,746
11,942	Robinhood Markets, Inc., Class A*(a)	114,046

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,288	Rocket Cos., Inc., Class A(a)	$18,075
6,850	S&P Global, Inc.	2,412,433
6,965	State Street Corp.	476,058
1,176	SVB Financial Group*	478,068
10,070	Synchrony Financial	329,793
4,498	T. Rowe Price Group, Inc.	539,760
4,825	Travelers Cos., Inc. (The)	779,913
26,717	Truist Financial Corp.	1,251,424
26,912	US Bancorp	1,227,456
4,038	W R Berkley Corp.	261,662
76,459	Wells Fargo & Co.	3,342,023
2,232	Willis Towers Watson PLC	461,645

		71,901,763

Health Care – 14.1%
35,102	Abbott Laboratories	3,603,220
35,646	AbbVie, Inc.	4,792,961
898	ABIOMED, Inc.*	232,833
6,009	Agilent Technologies, Inc.	770,654
1,490	Align Technology, Inc.*	363,113
2,427	Alnylam Pharmaceuticals, Inc.*	501,588
3,152	AmerisourceBergen Corp.	461,957
10,766	Amgen, Inc.	2,587,070
12,336	Avantor, Inc.*	307,290
10,145	Baxter International, Inc.	582,932
5,743	Becton Dickinson and Co.	1,449,648
2,937	Biogen, Inc.*	573,831
3,704	BioMarin Pharmaceutical, Inc.*	330,397
28,789	Boston Scientific Corp.*	1,160,485
42,963	Bristol-Myers Squibb Co.	2,896,136
5,474	Cardinal Health, Inc.	387,121
3,425	Catalent, Inc.*	301,400
11,566	Centene Corp.*	1,037,933
6,383	Cigna Corp.	1,809,261
991	Cooper Cos., Inc. (The)	284,853
26,402	CVS Health Corp.	2,591,356
13,355	Danaher Corp.	3,604,648
1,122	DaVita, Inc.*	95,695
4,330	DENTSPLY SIRONA, Inc.	141,894
7,873	Dexcom, Inc.*	647,239
12,451	Edwards Lifesciences Corp.*	1,121,835
8,973	Elanco Animal Health, Inc.*	135,762
4,861	Elevance Health, Inc.	2,358,120
17,050	Eli Lilly & Co.	5,135,972
3,520	Exact Sciences Corp.*	125,136
25,317	Gilead Sciences, Inc.	1,606,870
4,509	HCA Healthcare, Inc.	892,196
2,746	Henry Schein, Inc.*	201,584
4,972	Hologic, Inc.*	335,908
4,597	Horizon Therapeutics PLC*	272,188
2,522	Humana, Inc.	1,215,049
1,678	IDEXX Laboratories, Inc.*	583,306
3,161	Illumina, Inc.*	637,384
3,691	Incyte Corp.*	259,957
7,217	Intuitive Surgical, Inc.*	1,484,826
3,745	IQVIA Holdings, Inc.*	796,412

Common Stocks – (continued)
Health Care – (continued)
1,223	Jazz Pharmaceuticals PLC*	189,834
53,097	Johnson & Johnson	8,566,670
1,879	Laboratory Corp. of America Holdings	423,282
2,839	McKesson Corp.	1,041,913
26,800	Medtronic PLC	2,356,256
50,853	Merck & Co., Inc.	4,340,812
451	Mettler-Toledo International, Inc.*	546,819
7,012	Moderna, Inc.*	927,477
5,120	Organon & Co.	146,074
113,221	Pfizer, Inc.	5,120,986
2,353	Quest Diagnostics, Inc.	294,854
2,114	Regeneron Pharmaceuticals, Inc.*	1,228,361
2,926	ResMed, Inc.	643,486
7,028	Royalty Pharma PLC, Class A	293,841
2,737	Seagen, Inc.*	422,292
2,015	STERIS PLC	405,781
6,706	Stryker Corp.	1,376,071
2,930	Teladoc Health, Inc.*	91,006
944	Teleflex, Inc.	213,589
7,894	Thermo Fisher Scientific, Inc.	4,304,756
18,856	UnitedHealth Group, Inc.	9,792,487
1,296	Universal Health Services, Inc., Class B	126,801
2,810	Veeva Systems, Inc., Class A*	560,089
5,153	Vertex Pharmaceuticals, Inc.*	1,451,909
24,416	Viatris, Inc.	233,173
1,211	Waters Corp.*	361,605
1,487	West Pharmaceutical Services, Inc.	441,178
4,227	Zimmer Biomet Holdings, Inc.	449,415
9,493	Zoetis, Inc.	1,485,939

		96,514,776

Industrials – 7.7%
11,483	3M Co. (a)	1,427,911
2,607	A O Smith Corp.	147,165
4,637	AMETEK, Inc.	557,182
11,931	Boeing Co. (The)*	1,911,943
17,063	Carrier Global Corp.	667,505
10,752	Caterpillar, Inc.	1,986,002
2,521	C.H. Robinson Worldwide, Inc.	287,772
1,748	Cintas Corp.	711,156
4,325	Copart, Inc.*	517,486
7,912	CoStar Group, Inc.*	550,992
43,793	CSX Corp.	1,386,048
2,837	Cummins, Inc.	611,005
5,630	Deere & Co.	2,056,357
12,900	Delta Air Lines, Inc.*	400,803
2,899	Dover Corp.	362,259
8,022	Eaton Corp. PLC	1,096,126
11,898	Emerson Electric Co.	972,543
2,458	Equifax, Inc.	463,948
3,370	Expeditors International of Washington, Inc.	346,739
11,582	Fastenal Co.	582,922
4,828	FedEx Corp.	1,017,791
7,121	Fortive Corp.	450,973
2,624	Fortune Brands Home & Security, Inc.	161,192

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,268	Generac Holdings, Inc.*	$279,480
4,907	General Dynamics Corp.	1,123,360
22,002	General Electric Co.	1,615,827
13,714	Honeywell International, Inc.	2,596,746
5,509	Illinois Tool Works, Inc.	1,073,318
8,170	Ingersoll Rand, Inc.	387,013
1,682	J.B. Hunt Transport Services, Inc.	292,702
13,998	Johnson Controls International PLC	757,852
3,880	L3Harris Technologies, Inc.	885,377
2,730	Leidos Holdings, Inc.	259,487
5,371	Lockheed Martin Corp.	2,256,411
5,963	Lyft, Inc., Class A*	87,835
4,743	Masco Corp.	241,276
4,808	Norfolk Southern Corp.	1,168,969
2,823	Northrop Grumman Corp.	1,349,366
2,031	Old Dominion Freight Line, Inc.	551,234
8,534	Otis Worldwide Corp.	616,325
6,409	PACCAR, Inc.	560,852
2,577	Parker-Hannifin Corp.	682,905
30,004	Raytheon Technologies Corp.	2,692,859
4,156	Republic Services, Inc.	593,144
2,343	Rockwell Automation, Inc.	555,150
4,810	Rollins, Inc.	162,386
1,061	Snap-on, Inc.	231,149
11,924	Southwest Airlines Co.*	437,611
3,037	Stanley Black & Decker, Inc.	267,560
4,321	Textron, Inc.	269,544
4,698	Trane Technologies PLC	723,821
1,041	TransDigm Group, Inc.	625,006
3,871	TransUnion	285,951
36,582	Uber Technologies, Inc.*	1,052,098
12,651	Union Pacific Corp.	2,840,276
6,576	United Airlines Holdings, Inc.*	230,226
14,824	United Parcel Service, Inc., Class B	2,883,416
1,437	United Rentals, Inc.*	419,661
3,158	Verisk Analytics, Inc.	591,051
8,370	Waste Management, Inc.	1,414,781
3,485	Westinghouse Air Brake Technologies Corp.	305,460
919	W.W. Grainger, Inc.	509,990
3,624	Xylem, Inc.	330,146

		52,881,441

Information Technology – 28.1%
13,397	Accenture PLC, Class A	3,864,499
9,427	Adobe, Inc.*	3,520,419
32,585	Advanced Micro Devices, Inc.*	2,765,489
3,729	Affirm Holdings, Inc.*	87,370
3,180	Akamai Technologies, Inc.*	287,090
2,480	Amdocs Ltd.	211,966
11,986	Amphenol Corp., Class A	881,331
10,461	Analog Devices, Inc.	1,585,155
1,747	ANSYS, Inc.*	433,780
326,567	Apple, Inc.	51,342,864
17,504	Applied Materials, Inc.	1,646,601
2,264	AppLovin Corp., Class A*	55,762

Common Stocks – (continued)
Information Technology – (continued)
4,806	Arista Networks, Inc.*	576,143
2,874	Atlassian Corp. PLC, Class A*	711,775
4,379	Autodesk, Inc.*	883,419
8,424	Automatic Data Processing, Inc.	2,058,910
1,978	Bill.com Holdings, Inc.*	320,199
10,369	Block, Inc.*	714,528
7,845	Broadcom, Inc.	3,915,518
2,348	Broadridge Financial Solutions, Inc.	401,907
5,499	Cadence Design Systems, Inc.*	955,561
2,717	CDW Corp.	463,792
76,461	Cisco Systems, Inc.	3,419,336
2,525	Citrix Systems, Inc.	259,494
5,040	Cloudflare, Inc., Class A*	315,353
10,512	Cognizant Technology Solutions Corp., Class A	664,043
15,393	Corning, Inc.	528,288
4,196	Crowdstrike Holdings, Inc., Class A*	766,232
5,158	Datadog, Inc., Class A*	541,332
5,164	Dell Technologies, Inc., Class C	197,730
3,958	DocuSign, Inc.*	230,435
2,666	Enphase Energy, Inc.*	763,649
1,119	EPAM Systems, Inc.*	477,253
1,214	F5, Inc.*	190,671
12,222	Fidelity National Information Services, Inc.	1,116,724
12,061	Fiserv, Inc.*	1,220,453
1,516	FleetCor Technologies, Inc.*	322,195
13,771	Fortinet, Inc.*	670,510
1,581	Gartner, Inc.*	451,091
5,636	Global Payments, Inc.	700,160
1,417	GLOBALFOUNDRIES, Inc.*(a)	84,765
26,161	Hewlett Packard Enterprise Co.	355,790
20,851	HP, Inc.	598,632
914	HubSpot, Inc.*	308,055
82,543	Intel Corp.	2,634,773
18,139	International Business Machines Corp.	2,329,955
5,540	Intuit, Inc.	2,392,061
3,608	Keysight Technologies, Inc.*	591,315
2,999	KLA Corp.	1,032,046
2,793	Lam Research Corp.	1,223,083
17,086	Marvell Technology, Inc.	799,967
17,265	Mastercard, Inc., Class A	5,600,248
10,978	Microchip Technology, Inc.	716,314
22,226	Micron Technology, Inc.	1,256,436
148,794	Microsoft Corp.	38,905,167
1,321	MongoDB, Inc.*	426,498
3,365	Motorola Solutions, Inc.	819,075
4,451	NetApp, Inc.	321,051
10,963	NortonLifeLock, Inc.	247,654
48,473	NVIDIA Corp.	7,316,515
2,968	Okta, Inc.*	271,275
30,546	Oracle Corp.	2,264,986
35,070	Palantir Technologies, Inc., Class A*	270,740
1,966	Palo Alto Networks, Inc.*	1,094,688
6,487	Paychex, Inc.	800,107
1,032	Paycom Software, Inc.*	362,438

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
23,274	PayPal Holdings, Inc.*	$2,174,723
2,083	Qorvo, Inc.*	187,012
22,586	QUALCOMM, Inc.	2,987,450
1,917	Qualtrics International, Inc., Class A*	23,483
1,677	RingCentral, Inc., Class A*	72,178
2,130	Roper Technologies, Inc.	857,495
19,460	Salesforce, Inc.*	3,038,095
4,047	Seagate Technology Holdings PLC	270,987
4,039	ServiceNow, Inc.*	1,755,430
3,238	Skyworks Solutions, Inc.	319,105
5,410	Snowflake, Inc., Class A*	978,940
3,226	Splunk, Inc.*	290,437
4,496	SS&C Technologies Holdings, Inc.	250,697
3,072	Synopsys, Inc.*	1,062,973
6,491	TE Connectivity Ltd. (Switzerland)	819,229
3,221	Teradyne, Inc.	272,625
18,601	Texas Instruments, Inc.	3,073,071
8,823	Trade Desk, Inc. (The), Class A*	553,202
5,025	Trimble, Inc.*	317,831
3,433	Twilio, Inc., Class A*	238,868
6,134	UiPath, Inc., Class A*	100,904
4,112	Unity Software, Inc.*	175,665
1,925	VeriSign, Inc.*	350,774
33,048	Visa, Inc., Class A	6,566,968
4,491	VMware, Inc., Class A	521,091
6,213	Western Digital Corp.*	262,561
3,964	Workday, Inc., Class A*	652,316
1,055	Zebra Technologies Corp., Class A*	318,230
4,377	Zoom Video Communications, Inc., Class A*	351,911
1,689	Zscaler, Inc.*	268,956

		192,655,868

Materials – 2.4%
4,462	Air Products and Chemicals, Inc.	1,126,432
2,357	Albemarle Corp.	631,582
30,268	Amcor PLC	363,519
6,410	Ball Corp.	357,742
2,021	Celanese Corp.	224,048
14,505	Corteva, Inc.	891,042
14,678	Dow, Inc.	748,578
9,423	DuPont de Nemours, Inc.	524,296
2,592	Eastman Chemical Co.	235,872
5,120	Ecolab, Inc.	838,809
2,526	FMC Corp.	273,010
29,085	Freeport-McMoRan, Inc.	860,916
5,141	International Flavors & Fragrances, Inc.	567,978
7,457	International Paper Co.	310,360
10,044	Linde PLC (United Kingdom)	2,841,046
5,176	LyondellBasell Industries NV, Class A	429,608
1,249	Martin Marietta Materials, Inc.	434,290
7,287	Mosaic Co. (The)	392,551
16,002	Newmont Corp.	661,843
5,337	Nucor Corp.	709,501
1,863	Packaging Corp. of America	255,082
4,759	PPG Industries, Inc.	604,298

Common Stocks – (continued)
Materials – (continued)
4,809	Sherwin-Williams Co. (The)	1,116,169
1,721	Southern Copper Corp. (Peru)	81,007
2,619	Vulcan Materials Co.	436,037
5,067	Westrock Co.	205,669

		16,121,285

Real Estate – 2.7%
3,260	Alexandria Real Estate Equities, Inc. REIT	500,084
9,376	American Tower Corp. REIT	2,381,973
2,766	AvalonBay Communities, Inc. REIT	555,717
2,882	Boston Properties, Inc. REIT	228,917
6,343	CBRE Group, Inc., Class A*	500,843
8,702	Crown Castle, Inc. REIT	1,486,563
5,742	Digital Realty Trust, Inc. REIT	709,884
7,756	Duke Realty Corp. REIT	456,441
1,833	Equinix, Inc. REIT	1,204,959
7,356	Equity Residential REIT	538,312
1,310	Essex Property Trust, Inc. REIT	347,229
2,669	Extra Space Storage, Inc. REIT	530,410
10,860	Healthpeak Properties, Inc. REIT	285,075
14,269	Host Hotels & Resorts, Inc. REIT	253,560
12,290	Invitation Homes, Inc. REIT	445,881
5,815	Iron Mountain, Inc. REIT	305,927
2,316	Mid-America Apartment Communities, Inc. REIT	383,692
14,890	Prologis, Inc. REIT	1,853,954
3,062	Public Storage REIT	1,013,001
12,133	Realty Income Corp. REIT	828,441
2,152	SBA Communications Corp. REIT	699,938
6,585	Simon Property Group, Inc. REIT	671,538
6,391	UDR, Inc. REIT	286,764
8,030	Ventas, Inc. REIT	384,316
9,161	Welltower, Inc. REIT	702,191
14,990	Weyerhaeuser Co. REIT	512,058
3,832	W.P. Carey, Inc. REIT	322,003
862	Zillow Group, Inc., Class A*	28,791
3,355	Zillow Group, Inc., Class C*	112,258

		18,530,720

Utilities – 3.0%
5,051	Alliant Energy Corp.	308,313
5,179	Ameren Corp.	479,679
10,361	American Electric Power Co., Inc.	1,038,172
3,662	American Water Works Co., Inc.	543,624
2,785	Atmos Energy Corp.	315,763
1,428	Avangrid, Inc.	70,543
12,664	CenterPoint Energy, Inc.	399,296
5,834	CMS Energy Corp.	394,028
7,146	Consolidated Edison, Inc.	698,450
6,593	Constellation Energy Corp.	537,923
16,335	Dominion Energy, Inc.	1,336,203
3,886	DTE Energy Co.	506,501
15,531	Duke Energy Corp.	1,660,419
7,694	Edison International	521,422
4,091	Entergy Corp.	471,692
4,569	Evergy, Inc.	313,114

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
6,895	Eversource Energy	$618,413
19,572	Exelon Corp.	859,406
10,941	FirstEnergy Corp.	432,717
39,580	NextEra Energy, Inc.	3,366,675
8,152	NiSource, Inc.	240,566
32,427	PG&E Corp.*	399,825
2,275	Pinnacle West Capital Corp.	171,421
14,590	PPL Corp.	424,277
10,064	Public Service Enterprise Group, Inc.	647,719
6,345	Sempra Energy	1,046,735
21,269	Southern Co. (The)	1,639,202
6,362	WEC Energy Group, Inc.	656,177
10,977	Xcel Energy, Inc.	815,042

		20,913,317

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $660,424,632)		$683,543,152

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,947,872	2.154%	$1,947,872
(Cost $1,947,872)

TOTAL INVESTMENTS – 100.1%
(Cost $662,372,504)		$685,491,024

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(255,263)

NET ASSETS – 100.0%		$685,235,761

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Assets and Liabilities

August 31, 2022

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Assets:
Investments in unaffiliated issuers, at value (cost $29,998,691, $372,046,880 and $658,461,727, respectively)(a)	$32,881,863	$355,389,709	$681,246,731
Investments in affiliated issuers, at value (cost $–, $– and $1,962,905, respectively)	—	—	2,296,421
Investments in securities lending reinvestment vehicle, at value which equals cost	140,256	6,986,472	1,947,872
Cash	186,132	278,847	632,564
Foreign currency, at value (cost $26,848, $15,862 and $–, respectively)	26,797	15,829	—
Receivables:
Dividends	86,408	1,070,486	1,100,534
Securities lending income	217	3,279	3,001
Investments sold	—	13,700	5,395,472
Collateral on futures contracts	—	18,694	—

Foreign tax reclaims	—	325,647	—
Total assets	33,321,673	364,102,663	692,622,595

Liabilities:
Variation margin on futures contracts	—	2,521	—
Payables:
Foreign capital gains tax	190,036	—	—
Upon return of securities loaned	140,256	6,986,472	1,947,872
Management fees	10,101	63,377	43,405

Fund shares redeemed	—	—	5,395,557
Total liabilities	340,393	7,052,370	7,386,834

Net Assets:

Paid-in capital	30,703,760	377,873,423	663,400,161

Total distributable earnings (loss)	2,277,520	(20,823,130)	21,835,600

NET ASSETS	$32,981,280	$357,050,293	$685,235,761
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	800,000	8,000,000	12,700,000

Net asset value per share:	$41.23	$44.63	$53.96

(a)	Includes loaned securities having a market value of $134,570, $5,788,707 and $1,895,649 for MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $123,100, $1,300,061 and $–, respectively)	$965,049	$10,385,596	$7,717,395

Non cash dividend income	101,281	1,749,206	—

Securities lending income — unaffiliated issuer	3,090	100,541	18,354

Dividends — affiliated issuers	—	—	44,378

Total investment income	1,069,420	12,235,343	7,780,127

Expenses:

Management fees	139,264	895,616	454,543

Trustee fees	9,876	18,392	23,333

Total expenses	149,140	914,008	477,876

Less — expense reductions	(29,808)	(182,858)	(106,102)

Net expenses	119,332	731,150	371,774

NET INVESTMENT INCOME	950,088	11,504,193	7,408,353

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(229,601)	(3,981,663)	(2,811,355)

Investments — affiliated issuers	—	—	(1,234)

In-kind redemptions — unaffiliated issuers	—	1,918,558	10,144,761

In-kind redemptions — affiliated issuers	—	—	38,767

Futures contracts	104,193	(185,800)	32,430

Foreign currency transactions	(1,918)	(153,422)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $190,036, $– and $–, respectively)	(8,041,213)	(88,742,605)	(89,142,292)

Investments — affiliated issuers	—	—	(299,897)

Futures contracts	(162,991)	(23,126)	(36,551)

Foreign currency translations	(2,176)	(62,676)	—

Net realized and unrealized loss	(8,333,706)	(91,230,734)	(82,075,371)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,383,618)	$(79,726,541)	$(74,667,018)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$950,088	$644,973	$11,504,193	$7,646,163

Net realized gain (loss)	(127,326)	2,184,194	(2,402,327)	1,076,706

Net change in unrealized gain (loss)	(8,206,380)	4,354,283	(88,828,407)	63,965,742

Net increase (decrease) in net assets resulting from operations	(7,383,618)	7,183,450	(79,726,541)	72,688,611

Distributions to shareholders:

From distributable earnings	(2,556,833)	(1,171,922)	(12,795,314)	(7,742,172)

From share transactions:

Proceeds from sales of shares	6,730,275	—	106,009,495	16,893,577

Cost of shares redeemed	—	(8,337,333)	(13,629,357)	(5,371,302)

Net increase (decrease) in net assets resulting from share transactions	6,730,275	(8,337,333)	92,380,138	11,522,275

TOTAL INCREASE (DECREASE)	(3,210,176)	(2,325,805)	(141,717)	76,468,714

Net assets:

Beginning of year	$36,191,456	$38,517,261	$357,192,010	$280,723,296

End of year	$32,981,280	$36,191,456	$357,050,293	$357,192,010

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$7,408,353	$4,469,540

Net realized gain	7,403,369	518,027

Net change in unrealized gain (loss)	(89,478,740)	87,871,859

Net increase (decrease) in net assets resulting from operations	(74,667,018)	92,859,426

Distributions to shareholders:

From distributable earnings	(6,429,882)	(4,409,032)

From share transactions:

Proceeds from sales of shares	367,338,844	85,652,201

Cost of shares redeemed	(29,867,204)	(2,904,650)

Net increase in net assets resulting from share transactions	337,471,640	82,747,551

TOTAL INCREASE	256,374,740	171,197,945

Net assets:

Beginning of year	$428,861,021	$257,663,076

End of year	$685,235,761	$428,861,021

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,			For the Period May 12, 2020* to August 31, 2020
	2022		2021
Per Share Operating Performance:

Net asset value, beginning of period	$55.68		$48.15	$39.60

Net investment income(a)	1.35	(b)	0.89	0.49

Net realized and unrealized gain (loss)	(11.93)		8.14	8.06

Total gain (loss) from investment operations	(10.58)		9.03	8.55

Distributions to shareholders from net investment income	(3.87)		(1.50)	—

Net asset value, end of period	$41.23		$55.68	$48.15

Market price, end of period	$41.16		$55.72	$48.36

Total Return at Net Asset Value(c)	(20.01)%		19.35%	21.54%

Net assets, end of period (in 000’s)	$32,981		$36,191	$38,517

Ratio of net expenses to average net assets	0.36%		0.36%	0.36	%(d)

Ratio of total expenses to average net assets	0.45%		0.45%	0.45	%(d)

Ratio of net investment income to average net assets	2.87	%(b)	1.63%	3.60	%(d)

Portfolio turnover rate(e)	18%		21%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31,		For the Period May 12, 2020* to August 31, 2020
	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$57.61	$46.79	$40.14

Net investment income(a)	1.63	1.28	0.30

Net realized and unrealized gain (loss)	(12.83)	10.84	6.35

Total gain (loss) from investment operations	(11.20)	12.12	6.65

Distributions to shareholders from net investment income	(1.78)	(1.30)	—

Net asset value, end of period	$44.63	$57.61	$46.79

Market price, end of period	$44.33	$57.80	$46.82

Total Return at Net Asset Value(b)	(19.80)%	26.20%	16.57%

Net assets, end of period (in 000’s)	$357,050	$357,192	$280,723

Ratio of net expenses to average net assets	0.20%	0.20%	0.20	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	3.15%	2.41%	2.15	%(c)

Portfolio turnover rate(d)	7%	5%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31,		For the Period May 12, 2020* to August 31, 2020
	2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$63.07	$48.62	$39.20

Net investment income(a)	0.82	0.74	0.22

Net realized and unrealized gain (loss)	(9.20)	14.46	9.20

Total gain (loss) from investment operations	(8.38)	15.20	9.42

Distributions to shareholders from net investment income	(0.73)	(0.75)	—

Net asset value, end of period	$53.96	$63.07	$48.62

Market price, end of period	$53.97	$63.09	$48.69

Total Return at Net Asset Value(b)	(13.41)%	31.60%	24.03%

Net assets, end of period (in 000’s)	$685,236	$428,861	$257,663

Ratio of net expenses to average net assets	0.07%	0.07%	0.07	%(c)

Ratio of total expenses to average net assets	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.40%	1.36%	1.62	%(c)

Portfolio turnover rate(d)	3%	4%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs MarketBeta® Emerging Markets Equity ETF (“MarketBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs MarketBeta® International Equity ETF (“MarketBeta® International Equity ETF”)	Diversified
Goldman Sachs MarketBeta® U.S. Equity ETF (“MarketBeta® U.S. Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has

71

GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker or receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

MARKETBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$919,157	$—	$—

Asia	27,801,623	894,276	19,966	(b)

Europe	211,650	—	—

North America	967,206	—	—

South America	1,586,114	481,871	—

Securities Lending Reinvestment Vehicle	140,256	—	—

Total	$31,626,006	$1,376,147	$19,966

MARKETBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$964,966	$—	$—

Asia	111,741,728	—	47,655	(b)

Europe	185,380,459	1,722,606	—

North America	20,527,999	260,190	—

Oceania	34,393,942	—	—

South America	287,145	63,019	—

Securities Lending Reinvestment Vehicle	6,986,472	—	—

Total	$360,282,711	$2,045,815	$47,655

Derivative Type

Liabilities(c)

Futures Contracts	$(8,646)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of August 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, August 31, 2021, they were classified as either Level 1 or Level 2.
(c)	Amount shown represents unrealized loss at fiscal year end.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MARKETBETA® U.S. EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$689,720	$—	$—

Europe	3,660,275	—	—

North America	678,280,740	—	—

South America	912,417	—	—

Securities Lending Reinvestment Vehicle	1,947,872	—	—

Total	$685,491,024	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
MarketBeta® International Equity ETF	Equity	Variation Margin on Futures Contracts	$ —	Variation Margin on Futures Contracts	$8,646

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2022 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	MarketBeta® Emerging Markets Equity ETF	$104,193	$(162,991)
Equity	MarketBeta® International Equity ETF	(185,800)	(23,126)
Equity	MarketBeta® U.S. Equity ETF	32,430	(36,551)

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2022, the relevant values for each derivative type was as follows:

Fund	Number of Contracts(a)
MarketBeta® Emerging Markets Equity ETF	3
MarketBeta® International Equity ETF	14

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2022, contractual and effective net unitary management fees with GSAM were at the following rates for each Fund:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%
MarketBeta® International Equity ETF	0.25%	0.20%
MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2022 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2022, GSAM waived $29,808, $182,858 and $106,102 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The following table provides information about the MarketBeta® U.S. Equity ETF’s investment in shares of The Goldman Sachs Group, Inc. of which the MarketBeta® U.S. Equity ETF is an affiliate as of and for the fiscal year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
MarketBeta® U.S. Equity ETF	$1,515,100	$1,169,622	$(125,937)	$37,533	$(299,897)	$2,296,421	6,903	$44,378

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31,2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	150,000	$6,730,275	—	$—
Shares Redeemed	—	—	(150,000)	(8,323,242)

NET INCREASE (DECREASE) IN SHARES	150,000	$6,730,275	(150,000)	$(8,323,242)

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,100,000	$106,009,495	300,000	$16,893,287
Shares Redeemed	(300,000)	(13,629,357)	(100,000)	(5,367,710)

NET INCREASE IN SHARES	1,800,000	$92,380,138	200,000	$11,525,577

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,400,000	$367,338,844	1,550,000	$85,652,200
Shares Redeemed	(500,000)	(29,867,204)	(50,000)	(2,904,650)

NET INCREASE IN SHARES	5,900,000	$337,471,640	1,500,000	$82,747,550

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$12,645,464	$5,978,503
MarketBeta® International Equity ETF	27,235,368	24,806,142
MarketBeta® U.S. Equity ETF	19,092,051	17,501,526

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$1,261,227	$—
MarketBeta® International Equity ETF	102,466,395	13,584,266
MarketBeta® U.S. Equity ETF	367,241,501	29,866,990

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

August 31, 2022

8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2022
MarketBeta® Emerging Markets Equity ETF	$568,867	$4,803,528	$(5,232,139)	$140,256
MarketBeta® International Equity ETF	1,129,562	68,720,705	(62,863,795)	6,986,472
MarketBeta® U.S. Equity ETF	530,905	12,156,207	(10,739,240)	1,947,872

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Distributions paid from:
Ordinary Income*	$2,556,833	$12,795,314	$6,429,882
Long-term capital gain	—	—	—
Total taxable distributions	$2,556,833	$12,795,314	$6,429,882

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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9. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2021 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Distributions paid from:
Ordinary Income*	$1,171,922	$7,742,172	$4,402,171
Long-term capital gain	—	—	6,861
Total taxable distributions	$1,171,922	$7,742,172	$4,409,032

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Marketbeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Undistributed ordinary income — net	$180,959	$1,189,007	$1,916,178
Undistributed long-term capital gains	—	—	—
Total undistributed earnings	$180,959	$1,189,007	$1,916,178
Capital loss carryforwards:
Perpetual Short-Term	$(83,301)	$(131,672)	$—
Perpetual Long-Term	(76,526)	(337,264)	(92,195)
Timing differences (Late Year Ordinary Loss Deferral and Post-October Capital Loss Deferral)	(50,687)	(3,065,272)	(765,016)
Unrealized gains (losses) — net	2,307,075	(18,477,929)	20,776,633
Total accumulated earnings (losses) net	$2,277,520	$(20,823,130)	$21,835,600

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Tax Cost	$30,523,870	$380,779,750	$664,714,391
Gross unrealized gain	6,324,433	23,022,317	75,948,485
Gross unrealized loss	(4,017,358)	(41,500,246)	(55,171,852)
Net unrealized gains (losses)	$2,307,075	$(18,477,929)	$20,776,633

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated future contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

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Notes to Financial Statements (continued)

August 31, 2022

9. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
MarketBeta® Emerging Markets Equity ETF	$—	$—
MarketBeta® International Equity ETF	$1,399,612	$(1,399,612)
MarketBeta® U.S. Equity ETF	$10,078,578	$(10,078,578)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign

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10. OTHER RISKS (continued)

custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Index Risk — Solactive AG (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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Notes to Financial Statements (continued)

August 31, 2022

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

82

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year ended August 31, 2022, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Cheryl K. Beebe	264,924,160	15,294,512	0

Lawrence Hughes	279,548,931	669,741	0

John F. Killian	264,883,857	15,334,814	0

Steven D. Krichmar	279,552,751	665,920	0

Linda A. Lang	279,620,511	598,160	0

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Fund Expenses — Six Month Period Ended 8/31/22 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2022 through August 31, 2022, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MarketBeta® Emerging Markets Equity ETF				MarketBeta® International Equity ETF				MarketBeta® U.S. Equity ETF
	Beginning Account Value 3/1/2022	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid*
Actual based on NAV	$1,000	$880.27		$1.71	$1,000	$862.77		$0.94	$1,000	$903.27		$0.34
Hypothetical 5% return	$1,000	$1,023.39	+	$1.84	$1,000	$1,024.20	+	$1.02	$1,000	$1,024.85	+	$0.36

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
MarketBeta® Emerging Markets Equity ETF	0.36%
MarketBeta® International Equity ETF	0.20
MarketBeta® U.S. Equity ETF	0.07

85

GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

86

GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

87

GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

88

GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MarketBeta® ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2022, the total amount of income received by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF from sources within foreign countries and possessions of the United States was $1.2618 and $1.2008 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF was 33.87% and 82.06%, respectively. The total amount of taxes paid by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF to foreign countries was $0.2787 and $0.1208 per share, respectively.

For the year ended August 31, 2022, 1.11% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2022, 23.78%, 71.17%, and 98.89% of the dividends paid from net investment company taxable income by the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, and MarketBeta® U.S. Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2022, 96.54% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify for the dividends received deduction available to corporations.

During the fiscal year ended August 31, 2022, the MarketBeta® Emerging Markets Equity ETF designated $1,249,594 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

89

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBetaTM Emerging Markets Equity ETF
Goldman Sachs MarketBetaTM International Equity ETF
Goldman Sachs MarketBetaTM U.S. Equity ETF
Goldman Sachs MarketBeta U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs MarketBeta® International Equity ETF, Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Small Cap Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, the Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS Developed Markets ex North America Small Cap Index, Solactive GBS United States Large & Mid Cap Index (“Solactive Indexes”) and/ or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

© 2022 Goldman Sachs. All rights reserved. 294228-OTU-10/2022 MCEQWGETFAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Goldman Sachs Future Thematic Equity ETFs
Goldman Sachs Future Consumer Equity ETF (GBUY)
Goldman Sachs Future Health Care Equity ETF (GDOC)
Goldman Sachs Future Planet Equity ETF (GSFP)
Goldman Sachs Future Real Estate and Infrastructure Equity ETF (GREI)
Goldman Sachs Future Tech Leaders Equity ETF (GTEK)

Goldman Sachs Future Thematic Equity ETFs

∎	GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

∎	GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

∎	GOLDMAN SACHS FUTURE PLANET EQUITY ETF

∎	GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

∎	GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Future Thematic Equity ETFs

Principal Investment Strategies

The Goldman Sachs Future Consumer Equity ETF, the Goldman Sachs Future Health Care Equity ETF, the Goldman Sachs Future Planet Equity ETF and the Goldman Sachs Future Real Estate and Infrastructure Equity ETF (each, a “Fund” and together the “Funds”) seek to achieve their respective investment objectives by investing, under normal circumstances, at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in U.S. and non-U.S. companies that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes are aligned, at the time the investment is first added to a Fund’s portfolio, with certain key themes (the “Key Themes”). The Goldman Sachs Future Tech Leaders Equity ETF does not use Key Themes within its investment process, but instead seeks to achieve its investment objective by investing in companies that the Investment Adviser believes are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

The Key Themes and related areas of investment may change over time at the sole discretion of the Investment Adviser without prior notice to shareholders. In addition, each Fund is permitted to make investments that are not aligned with the Key Themes. In selecting investments, the Investment Adviser will not seek to allocate a specified portion of the Fund’s portfolio to each particular Key Theme, and the allocation of the Fund’s investments across the Key Themes will vary over time in the Investment Adviser’s sole discretion. Each Fund may not allocate its investments to each Key Theme at all times and an investment may be aligned with multiple Key Themes at the same time.

The Investment Adviser’s belief may be informed by, among other things, company disclosure, third-party research, engagement with the companies, or subjective criteria including the Investment Adviser’s own research, expectations or opinions.

Goldman Sachs Future Consumer Equity ETF

The Goldman Sachs Future Consumer Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are aligned with the Key Themes associated with the different and evolving priorities and spending habits of younger consumers, which include, but are not limited to:

•

Technology-Enabled Consumption — Companies that provide or help create products, services or technologies in areas including but not limited to the connected world, social media, e-commerce, entertainment and gaming, fintech, mobility and the digital workforce.

•

Lifestyle and Values — Companies that provide or help create products, services or technologies in areas including but not limited to sustainable living, experiences, education, health & wellness, childcare and luxury.

Goldman Sachs Future Health Care Equity ETF

The Goldman Sachs Future Health Care Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are aligned with the Key Themes associated with innovation in health care, which include, but are not limited to:

•	Genomics — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to sequencing, diagnostic testing and the genomics supply chain.

•	Precision Medicine — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to targeted oncology, gene/cell therapy and rare diseases.

•

Technology-Enabled Procedures — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to robotic surgery and minimally invasive procedures.

•

Digital Healthcare — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to connected devices, digital transformation and online health.

Goldman Sachs Future Planet Equity ETF

The Goldman Sachs Future Planet Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser are aligned with the Key Themes associated with seeking to address environmental problems, which include, but are not limited to:

•

Clean Energy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to solar energy, wind energy, bioenergy, energy storage, grid services and carbon sequestration.

1

INVESTMENT PROCESS

•

Resource Efficiency — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to electric and autonomous vehicles, sustainable manufacturing, logistics and smart cities.

•	Sustainable Consumption — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to agriculture, food, tourism and fashion.

•

Circular Economy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to recycling and reuse, waste management and single-use substitution.

•	Water Sustainability — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to water treatment, water distribution and desalination.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

The Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser are aligned with the Key Themes associated with secular growth drivers for real estate and infrastructure assets, which include, but are not limited to:

•

Innovation — Real estate and infrastructure companies that facilitate innovation-driven demand drivers including but not limited to towers, digital storage, cold storage, logistics, life-science office and studio office.

•

Demographic Shifts — Real estate and infrastructure companies that facilitate demographic-driven demand drivers in areas including but not limited to select multi-family, single family rental, self-storage and health care.

•

Experiences Over Things — Real estate and infrastructure companies that facilitate experience-driven demand drivers in areas including but not limited to leisure hotels, airports, toll roads, rails and ports.

•

Environmental Sustainability — Real estate and infrastructure companies that facilitate environmental sustainability-driven demand drivers in areas including but not limited to utilities enabling energy transition, alternative energy producers, energy storage and grid services.

•

Social Sustainability — Real estate and infrastructure companies that facilitate social sustainability-driven demand drivers in areas including but not limited to affordable housing, health care, education and waste management.

Goldman Sachs Future Tech Leaders Equity ETF

The Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) intends to invest in companies that the Investment Adviser believes are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

The Investment Adviser seeks to:

•

Identify companies at various growth stages that are developing differentiated technology to either disrupt existing markets, serve existing markets more efficiently or apply proven business models to new geographies.

•

Invest in companies that use technology to drive long-term compounding revenue growth as well as more mature technology companies that are evolving their business models to exploit new growth opportunities.

* * *

At the end of the Reporting Period, i.e., on August 31, 2022, we continued to believe that rapid change was disrupting the status quo across industries and around the world. In our view, the Funds should keep investors on the right side of disruption by looking beyond what we considered backward-looking benchmarks to identify innovative, attractively valued companies aligned with durable secular growth themes. We thought that companies showing meaningful alignment with one or more of the Funds’ Key Themes were likely to benefit from secular growth tailwinds in the decades ahead. The Key Themes were underpinned, in our view, by powerful economic drivers, and we expected the investment opportunities to grow over time as companies keep innovating and scaling up innovative technologies. That said, we acknowledged the potential risk of technological failure or redundancy and the risk of changes to the operating environment. In managing the Funds, we intended to continue following our

2

INVESTMENT PROCESS

disciplined process of stock-level due diligence, portfolio construction and risk management. We planned to remain highly focused on understanding the fundamental drivers of the companies in which we consider investing and expected to invest in them only if we have conviction that their business models can be successful over the long term. Additionally, we intended to maintain balanced and diversified allocations across Key Themes, market capitalizations, regions and sectors to avoid concentrated risk exposures.

3

PORTFOLIO RESULTS

Goldman Sachs Future Consumer Equity ETF

Investment Objective

The Goldman Sachs Future Consumer Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since its inception on November 9, 2021 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -36.28% based on net asset value (“NAV”) and -36.60% based on market price. The Fund’s benchmark, the MSCI All Country World Index (ACWI) Growth Index (the “MSCI ACWI Growth Index”), returned -25.13% during the same period.

The Fund had an NAV of $40.03 per share on November 9, 2021 and ended the Reporting Period with an NAV of $25.43 per share. The Fund’s market price on August 31, 2022 was $25.30 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with the different and evolving priorities and spending habits of younger consumers, which include, but are not limited to, the increased adoption of technology and their different lifestyle preferences and values (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated negative absolute returns, as the broad global equity market declined. Global equities fell amid investor concerns about persistent inflation and the potential of a more aggressive than previously expected U.S. Federal Reserve tightening cycle. Other headwinds included rising interest rates, ongoing supply-chain disruptions, emergence of the more contagious Omicron COVID-19 variant, economic and regulatory uncertainty in China, and the outbreak of the Russia-Ukraine war, which drove up commodity prices. Growth-oriented stocks were particularly hard hit during the sell-off, given that they had been trading at high multiples for some time and tend to be sensitive to interest rate movements.

On a relative basis, the Fund underperformed the MSCI ACWI Growth Index during the Reporting Period. Both of the Fund’s Key Themes detracted from relative returns. Within the Key Themes, the e-commerce, connected world, and experiences sub-themes hurt performance the most. The mobility sub-theme added marginally to results.

Within sectors, the Fund was hurt by stock selection in communication services, information technology and consumer discretionary. Its lack of exposure to traditional oil and gas stocks, which do not align with the Key Themes, also detracted from relative performance. The Fund benefited slightly from its overweight position versus the MSCI ACWI Growth Index in the utilities sector.

From a country perspective, stock selection in the U.S. and an allocation to the U.K. detracted from relative returns. An allocation to Portugal and stock selection in France added to performance during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Growth Index, the Fund’s overweight positions in Snap, a U.S. camera and social media company; Sea, a Singapore-based e-commerce and video game development company; and Farfetch, a British-Portuguese online luxury fashion retailer (0.68%, 0.79% and 1.02% of Fund net assets as of August 31, 2022, respectively) detracted most from relative performance. All three stocks generated double-digit negative returns within the MSCI ACWI Growth Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A

Relative to the MSCI ACWI Growth Index, the Fund benefited most from overweight positions in NextEra Energy, a U.S. electric utility and renewable energy company; Ulta Beauty, a U.S. chain of beauty product stores;

4

PORTFOLIO RESULTS

and T-Mobile US, a U.S. wireless network operator (4.13%, 2.42% and 2.93% of Fund net assets as of August 31, 2022, respectively). NextEra Energy and Ulta Beauty each generated a single-digit positive return within the MSCI ACWI Growth Index, while T-Mobile US delivered a double-digit positive return within the MSCI ACWI Growth Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 4, 2022, Jamie McGregor, who had previously shared responsibility for trading, no longer served as a portfolio manager for the Fund. There were no changes to the portfolio managers who were responsible for security selection. At the end of the Reporting Period, the portfolio managers for the Fund were Alexis Deladerrière, Laura Destribats and Nathan Lin, who were responsible for security selection, and Raj Garigipati, who was responsible for trading. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Growth Index at the end of the Reporting Period?[1]

Sector Name	Fund	MSCI ACWI Growth Index
Communication Services	28.46%	10.86%
Consumer Discretionary	27.38	16.37
Information Technology	16.94	34.08
Utilities	6.96	0.59
Consumer Staples	4.97	5.89
Real Estate	4.21	1.25
Materials	4.10	3.35
Health Care	2.43	10.49
Industrials	2.19	9.31
Financials	0.00	6.45
Energy	0.00	1.36

Q	What was the Fund’s country positioning relative to the MSCI ACWI Growth Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Growth Index
U.S.	55.02%	60.75%
China	5.97	3.56
Taiwan	5.95	1.89
Italy	4.88	0.30
Hong Kong	4.55	1.16
France	4.55	3.33
Netherlands	3.94	1.50
U.K.	3.21	2.25
Portugal	2.83	0.04
Argentina	2.77	0.14
Germany	1.66	1.22
Brazil	0.83	0.56
Singapore	0.79	0.32
South Korea	0.69	1.31
Norway	0.00	0.10

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

5

FUND BASICS

Goldman Sachs Future Consumer Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$25.30
Net Asset Value (NAV)[1]	$25.43

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Amazon.com, Inc.	7.7%	Consumer Discretionary	United States
Alphabet, Inc., Class C	5.2	Communication Services	United States
LVMH Moet Hennessy Louis Vuitton SE	4.6	Consumer Discretionary	France
Mastercard, Inc., Class A	4.5	Information Technology	United States
American Tower Corp. REIT	4.2	Real Estate	United States
NextEra Energy, Inc.	4.1	Utilities	United States
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7	Information Technology	Taiwan
NIKE, Inc., Class B	3.0	Consumer Discretionary	United States
Walt Disney Co. (The)	3.0	Communication Services	United States
T-Mobile US, Inc.	2.9	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Growth Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Consumer Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced November 9, 2021)	-36.28%

Shares based on Market Price (Commenced November 9, 2021)	-36.60%

MSCI ACWI Growth Index	-25.13%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

7

PORTFOLIO RESULTS

Goldman Sachs Future Health Care Equity ETF

Investment Objective

The Goldman Sachs Future Health Care Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since its inception on November 9, 2021 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -24.55% based on net asset value (“NAV”) and -24.39% based on market price. The Fund’s benchmark, the MSCI All Country World Index (ACWI) Health Care Index (the “MSCI ACWI Health Care Index”), returned -10.93% during the same period.

The Fund had an NAV of $39.68 per share on November 9, 2021 and ended the Reporting Period with an NAV of $29.94 per share. The Fund’s market price on August 31, 2022 was $30.00 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with innovation in health care, which include, but are not limited to, Genomics, Precision Medicine, Technology-Enabled Procedures and Digital Healthcare (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated negative absolute returns, as the broad global equity market declined. Global equities fell amid investor concerns about persistent inflation and the potential of a more aggressive than previously expected U.S. Federal Reserve tightening cycle. Other headwinds included rising interest rates, ongoing supply-chain disruptions, emergence of the more contagious Omicron COVID-19 variant, economic and regulatory uncertainty in China, and the outbreak of the Russia-Ukraine war, which drove up commodity prices. Growth-oriented stocks were particularly hard hit during the sell-off, given that they had been trading at high multiples for some time and tend to be sensitive to interest rate movements.

Relative to the MSCI ACWI Health Care Index, the Fund underperformed during the Reporting Period. These results can be broadly attributed to two factors. First, value-oriented health care-related market segments outperformed growth-oriented health care-related market segments. Second, companies focused on COVID-19 came under pressure due to slowing demand for vaccines and testing offerings.

During the Reporting Period, all four of the Fund’s Key Themes hurt relative returns, with Genomics detracting the most and Precision Medicine detracting the least. Within the Key Themes, the genomics supply chain sub-theme detracted most from relative performance, followed by the minimally invasive surgery and diagnostic testing sub-themes. The chronic diseases sub-theme contributed positively to results.

From an industry perspective, the Fund was hampered by its underweight relative to the MSCI ACWI Health Care Index in pharmaceuticals, which was the best performing health care-related market segment during the Reporting Period. Because of its focus on health care innovation, the Fund was underweight large-cap pharmaceutical companies and health care insurers. Another source of relative weakness was the life science tools and services industry, wherein the Fund avoided manufacturers of COVID-19 vaccines and testing kits and concentrated its investments in companies further up the supply chain. COVID-19-related stocks declined during the Reporting Period as the global equity market sold off and investors rotated out of growth-oriented stocks into value-oriented stocks. During the Reporting Period, we focused on adding to the Fund’s investments in companies with innovative non-COVID-19 specific offerings, while trimming or selling holdings that seemed to rely too heavily on COVID-19-related manufacturing.

From a country perspective, stock selection in the U.S. detracted from the Fund’s relative returns. Stock selection in Belgium and an allocation to Switzerland added to performance during the Reporting Period.

8

PORTFOLIO RESULTS

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Health Care Index, the Fund’s overweight positions in Align Technology, a U.S.-based medical device company; Intuitive Surgical, a U.S. company that develops, manufactures and markets robotic products for minimally invasive surgery; and Guardant Health, a U.S.-based precision oncology biotechnology company (0.96%, 3.60% and 0.72% of Fund net assets as of August 31, 2022, respectively) detracted most from relative performance. All three stocks posted double-digit negative returns within the MSCI ACWI Health Care Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Health Care Index, the Fund benefited most from overweight positions in Neurocrine Biosciences, a U.S. biotechnology company that develops treatments for neurological and endocrine-related diseases and disorders; Eli Lilly and Company, a U.S. pharmaceutical firm; and ShockWave Medical, a U.S.-based cardiovascular medical device manufacturer (4.25%, 5.72% and 1.80% of Fund net assets as of August 31, 2022, respectively). Each of these stocks recorded a double-digit gain within the MSCI ACWI Health Care Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 4, 2022, Jamie McGregor, who had previously shared responsibility for trading, no longer served as a portfolio manager for the Fund. There were no changes to the portfolio managers who were responsible for security selection. At the end of the Reporting Period, the portfolio managers for the Fund were Jenny Chang and Anant Padmanabhan, who were responsible for security selection, and Raj Garigipati, who was responsible for trading. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s industry positioning relative to the MSCI ACWI Health Care Index at the end of the Reporting Period?[1]

Industry Name	Fund	MSCI ACWI Health Care Index
Biotechnology	29.07%	13.73%
Health Care Equipment and Supplies	28.28	16.94
Pharmaceuticals	18.42	39.48
Life Sciences Tools and Services	13.86	11.16
Health Care Technology	3.74	0.68
Equity Real Estate Investment Trusts	2.21	0.00
Electronic Equipment Instruments and Components	1.68	0.00
Health Care Providers & Services	0.72	18.01

Q	What was the Fund’s country positioning relative to the MSCI ACWI Health Care Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Health Care Index
U.S.	77.72%	70.71%
Japan	5.14	4.42
U.K.	4.88	3.88
Australia	3.08	1.81
Belgium	2.62	0.39
Denmark	2.36	3.22
France	1.13	1.74
Switzerland	1.08	7.42
China	0.00	1.80
Sweden	0.00	0.12

[1]	Country and industry classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and industry allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

9

FUND BASICS

Goldman Sachs Future Health Care Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$30.00
Net Asset Value (NAV)[1]	$29.94

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Country

Eli Lilly & Co.	5.7%	United States
AstraZeneca PLC	4.6	United Kingdom
Neurocrine Biosciences, Inc.	4.3	United States
Boston Scientific Corp.	4.0	United States
Intuitive Surgical, Inc.	3.6	United States
Edwards Lifesciences Corp.	3.5	United States
Insulet Corp.	3.4	United States
Veeva Systems, Inc., Class A	3.4	United States
West Pharmaceutical Services, Inc.	3.2	United States
CSL Ltd.	3.1	Australia

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Health Care Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Health Care Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced November 9, 2021)	-24.55%

Shares based on Market Price (Commenced November 9, 2021)	-24.39%

MSCI ACWI Health Care Index	-10.93%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

11

PORTFOLIO RESULTS

Goldman Sachs Future Planet Equity ETF

Investment Objective

The Goldman Sachs Future Planet Equity ETF (the “Fund”) seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -27.97% based on net asset value (“NAV”) and -28.28% based on market price. The Fund’s benchmark, the MSCI All Country World Index (ACWI) (Net, USD, Unhedged) (the “MSCI ACWI Index”), returned -15.88% during the same period.

The Fund had an NAV of $42.18 per share on August 31, 2021 and ended the Reporting Period with an NAV of $30.23 per share. The Fund’s market price on August 31, 2022 was $30.15 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation by investing in companies that may be associated, at the time a given investment is first added to the Fund’s portfolio, with seeking to address environmental problems, which include, but are not limited to, Clean Energy, Resource Efficiency, Sustainable Consumption, the Circular Economy and Water Sustainability (the “Key Themes”). Additionally, as part of its investment process the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated negative absolute returns, as the broad global equity market declined. Global equities fell amid investor concerns about persistent inflation and the potential of a more aggressive than previously expected U.S. Federal Reserve tightening cycle. Other headwinds included rising interest rates, ongoing supply-chain disruptions, emergence of the more contagious Omicron COVID-19 variant, economic and regulatory uncertainty in China, and the outbreak of the Russia-Ukraine war, which drove up commodity prices.

On a relative basis, the Fund underperformed the MSCI ACWI Index during the Reporting Period. As global equities retreated, many investors adopted defensive stances, rotating out of growth stocks into value-oriented, cyclical stocks. In this environment, the stocks in which the Fund invests, which are generally growth-oriented, were among the worst hit in the sell-off. All five of the Fund’s Key Themes detracted from relative performance during the Reporting Period, with Resource Efficiency detracting the most and Water Sustainability holding up the best. We took advantage of the decline in global equities during the Reporting Period to selectively add to the Fund’s allocations to the Clean Energy and Resource Efficiency Key Themes.

Regarding sectors, the Fund was hurt, broadly speaking, by its lack of exposure to market segments that do not align with its Key Themes, such as financials and traditional energy. Also, stock selection in the materials, information technology and utilities sectors detracted from relative performance. The Fund benefited from its underweight positions relative to the MSCI ACWI Index in the consumer discretionary and communication services sectors.

From a country perspective, strong stock selection in Finland and an allocation to Spain contributed positively to relative performance, while positions in France and Norway detracted from returns during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

Relative to the MSCI ACWI Index, the Fund’s overweight positions in DocuSign, a U.S.-based company that helps organizations manage electronic agreements; Enel, an Italian utility company with a focus on sustainable energy; and DS Smith, a U.K. packaging business that offers sustainable plastic-free packaging, integrated recycling services and sustainable paper products (1.20%, 3.11% and 1.87% of

12

PORTFOLIO RESULTS

Fund net assets as of August 31, 2022, respectively) detracted most from relative performance during the Reporting Period. All three stocks produced double-digit negative returns within the MSCI ACWI Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Index, the Fund benefited most from overweight positions in Shoals Technologies Group, a leading U.S. provider of electrical balance-of-system solutions for solar energy projects; Wolfspeed, a U.S. developer and manufacturer of wide bandgap semiconductors; and Albemarle, a U.S. fine chemicals manufacturer (2.77%, 2.70% and 3.09% of Fund net assets as of August 31, 2022, respectively). Each of these stocks recorded a double-digit positive return within the MSCI ACWI Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 4, 2022, Jamie McGregor, who had previously shared responsibility for trading, no longer served as a portfolio manager for the Fund. There were no changes to the portfolio managers who were responsible for security selection. At the end of the Reporting Period, the portfolio managers for the Fund were Alexis Deladerrière, who was responsible for security selection, and Raj Garigipati, who was responsible for trading. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Sector Name	Fund	MSCI ACWI Index

Industrials	32.65%	9.59%
Materials	22.57	4.64
Information Technology	17.02	21.45
Utilities	12.73	3.20
Energy	4.39	5.23
Health Care	3.77	12.17
Consumer Staples	2.71	7.48
Consumer Discretionary	2.27	11.59
Financials	0.00	14.34
Communication Services	0.00	7.56
Real Estate	0.00	2.75

Q	What was the Fund’s country positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Index

U.S.	42.50%	61.65%
Japan	10.37	5.46
Denmark	5.41	0.65
Finland	4.39	0.24
China	3.93	3.35
Netherlands	3.93	1.04
Spain	3.84	0.56
Switzerland	3.53	2.46
France	3.38	2.66
Italy	3.11	0.53
Ireland	2.89	0.19
Germany	2.34	1.78
Taiwan	2.09	1.67
Norway	1.99	0.21
U.K.	1.87	3.68
Belgium	1.26	0.22
Sweden	1.24	0.80
Australia	0.07	1.96

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending vehicle represented 1.1% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

13

FUND BASICS

Goldman Sachs Future Planet Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$30.15
Net Asset Value (NAV)[1]	$30.23

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Neste OYJ	4.4%	Energy	Finland
NextEra Energy, Inc.	4.0	Utilities	United States
Iberdrola SA	3.8	Utilities	Spain
Ecolab, Inc.	3.8	Materials	United States
Danaher Corp.	3.8	Health Care	United States
Enel SpA	3.1	Utilities	Italy
Albemarle Corp.	3.1	Materials	United States
Xylem, Inc.	3.1	Industrials	United States
Daikin Industries Ltd.	3.1	Industrials	Japan
Shoals Technologies Group, Inc., Class A	2.8	Industrials	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACH FUTURE PLANET EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on July 13, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Planet Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 13, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	1 Year Return	Since Inception
Shares based on NAV (Commenced July 13, 2021)	-27.97%	-21.34%

Shares based on Market Price (Commenced July 13, 2021)	-28.28%	-21.53%

MSCI ACWI Index	-15.88%	-12.44%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

15

PORTFOLIO RESULTS

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

Investment Objective

The Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since its inception on November 9, 2021 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -13.52% based on net asset value (“NAV”) and -13.53% based on market price. The Fund’s benchmark, which is comprised 50% of FTSE Global Core Infrastructure 50/50 Index and 50% of FTSE EPRA Nareit Developed Index (the “Index”), returned -7.83% during the same period.

The Fund had an NAV of $40.05 per share on November 9, 2021 and ended the Reporting Period with an NAV of $34.25 per share. The Fund’s market price on August 31, 2022 was $34.25 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that may be aligned, at the time a given investment is first added to the Fund’s portfolio, with the key themes associated with secular growth drivers for real estate and infrastructure assets, which include, but are not limited to, Innovation, Demographic Shifts, Experiences Over Things, Environmental Sustainability and Social Sustainability (the “Key Themes”). Additionally, as part of its investment process the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated negative absolute returns, as the broad global equity market declined. Global equities fell amid investor concerns about persistent inflation and the potential of a more aggressive than previously expected U.S. Federal Reserve tightening cycle. Other headwinds included rising interest rates, ongoing supply-chain disruptions, emergence of the more contagious Omicron COVID-19 variant, economic and regulatory uncertainty in China, and the outbreak of the Russia-Ukraine war, which drove up commodity prices.

On a relative basis, the Fund underperformed the Index during the Reporting Period. As global equities retreated, many investors adopted defensive stances, rotating out of growth stocks into value-oriented, cyclical stocks. In this environment, the stocks in which the Fund invests, which are generally growth-oriented, were among the worst hit in the sell-off. All five of the Fund’s Key Themes hurt relative performance during the Reporting Period, with Environmental Sustainability detracting the most and Demographic Shifts detracting the least. Within the Key Themes, the e-commerce and e-grocery sub-theme was a drag on performance, as logistics stocks sold off. Because of our conviction in the long-term strength of the e-commerce market, the Fund’s holdings were primarily concentrated in owner/operators of distribution and logistics warehouses, which were negatively impacted by continued supply-chain disruptions during the Reporting Period. In addition, the supply chain was hurt by the imposition of COVID-19 lockdowns in China given that they halted manufacturing in some parts of the country. On the positive side, utilities enabling the climate transition sub-theme added to the Fund’s relative returns. We have a positive view of clean energy and believe traditional forms of energy sit on the wrong side of the climate transition over the long term.

From a country perspective, stock selection in the U.S. detracted from relative returns. An allocation to Japan and stock selection in the U.K. added slightly to performance during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

Relative to the Index, the Fund’s overweight positions in Germany-based Vonovia, a European residential real estate company; Ingenia Communities, an Australian property development company; and Cellnex Telecom, a Spain-based wireless telecommunications infrastructure and services company (2.06%, 1.40% and 2.75% of Fund net assets as of

16

PORTFOLIO RESULTS

August 31, 2022, respectively) detracted most from relative performance. All three stocks recorded double-digit negative returns within the Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the Index, the Fund benefited most from overweight positions in National Grid, a British multinational electricity and gas utility company; AES, a U.S. utility and power generation company; and Cheniere Energy, a U.S.-headquartered liquefied natural gas company (4.67%, 1.19% and 1.43% of Fund net assets as of August 31, 2022, respectively). Each of these stocks generated a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 4, 2022, Jamie McGregor, who had previously shared responsibility for trading, no longer served as a portfolio manager for the Fund. There were no changes to the portfolio managers who were responsible for security selection. At the end of the Reporting Period, the portfolio managers for the Fund were Kristin Kuney and Abhinav Zutshi, who were responsible for security selection, and Raj Garigipati, who was responsible for trading. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund	Index

Real Estate	53.59%	53.61%
Utilities	26.46	25.58
Industrials	11.73	14.88
Materials	2.90	0.00
Communication Services	2.80	0.94
Energy	1.45	4.92
Health Care	1.07	0.06
Financials	0.00	0.02

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund	Index

U.S.	60.02%	58.17%
U.K.	11.13	3.51
France	6.51	1.06
Australia	6.37	5.05
Spain	4.21	1.59
Italy	2.39	1.49
Canada	2.11	5.65
Germany	2.06	1.26
Japan	1.42	6.16
Netherlands	0.96	0.08
Denmark	0.88	0.00
Belgium	0.00	0.64
Portugal	0.00	0.02

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by FTSE Russell Group. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding due to the presence of cash.

17

FUND BASICS

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$34.25
Net Asset Value (NAV)[1]	$34.25

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

National Grid PLC	4.7%	Utilities	United Kingdom
NextEra Energy, Inc.	4.6	Utilities	United States
American Tower Corp. REIT	4.4	Real Estate	United States
Prologis, Inc. REIT	4.0	Real Estate	United States
Transurban Group	3.7	Industrials	Australia
Vinci SA	3.4	Industrials	France
Cellnex Telecom SA	2.8	Communication Services	Spain
Equity LifeStyle Properties, Inc. REIT	2.7	Real Estate	United States
SBA Communications Corp. REIT	2.7	Real Estate	United States
Public Storage REIT	2.6	Real Estate	United States
[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on November 9, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, 50% FTSE Global Core Infrastructure 50/50 Index and 50% FTSE EPRA Nareit Developed Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 9, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced November 9, 2021)	-13.52%

Shares based on Market Price (Commenced November 9, 2021)	-13.53%

50% FTSE Global Core Infrastructure 50/50 Index and 50% FTSE EPRA Nareit Developed Index	-7.83%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

19

PORTFOLIO RESULTS

Goldman Sachs Future Tech Leaders Equity ETF

Investment Objective

The Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since its inception on September 14, 2021 through August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -40.03% based on net asset value (“NAV”) and -40.13% based on market price. The Fund’s primary benchmark, the MSCI All Country World Index (ACWI) (Net, USD, Unhedged) (the “MSCI ACWI Index”), returned -15.25% during the same period. The Fund’s custom secondary benchmark returned -28.03% during the Reporting Period. (The custom secondary benchmark is comprised of those companies within the MSCI ACWI Index that are classified within the information technology sector, the communications services sector, and the internet and direct marketing retail industry and excludes companies with market capitalizations of more than $100 billion.)

The Fund had an NAV of $40.22 per share on September 14, 2021 and ended the Reporting Period with an NAV of $24.12 per share. The Fund’s market price on August 31, 2022 was $24.08 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term growth of capital by investing in companies that, at the time a given investment is first added to the Fund’s portfolio, are driving technological innovation or benefiting from the enablement of technology and have the potential to grow their business over many years.

During the Reporting Period, the Fund generated negative absolute returns, as the broad global equity market declined. Global equities fell amid investor concerns about persistent inflation and the potential of a more aggressive than previously expected U.S. Federal Reserve tightening cycle. Other headwinds included rising interest rates, ongoing supply-chain disruptions, emergence of the more contagious Omicron COVID-19 variant, economic and regulatory uncertainty in China, and the outbreak of the Russia-Ukraine war, which drove up commodity prices. Growth-oriented stocks were particularly hard hit during the sell-off, given that they had been trading at high multiples for some time and tend to be sensitive to interest rate movements.

On a relative basis, the Fund underperformed the MSCI ACWI Index during the Reporting Period. We attribute this underperformance to the interest rate sensitivity of the Fund’s investments. Companies that drive innovation have some of the highest expected growth rates in the broad global equity market, in our view, and derive the majority of their value from cash flows extending far into the future. During the Reporting Period, as the market anticipated higher interest rates, investors appeared to discount the future cash flows of many of these companies, pushing down their share prices.

From both a sector and country perspective, the Fund was hurt across the board during the Reporting Period. Regarding sectors, stock selection within information technology and communication services detracted most from relative performance. In terms of countries, stock selection in the U.S. and Taiwan diminished returns the most.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its exposure to Russian search engine and web portal Yandex as well as by overweight positions relative to the MSCI ACWI Index in Qualtrics International, a U.S. a cloud-based subscription software platform to help businesses design and improve their products and services, and UiPath, a Romania-based software company that makes robotic process automation software (0.00%,[1] 1.51% and 1.29% of Fund net assets as of August 31, 2022, respectively). Trading in

[1]	This weight is 0.00% at August 31, 2022 because the position was not a component of the Index at the end of the Reporting Period. Given ongoing uncertainty at the end of the Reporting Period, Goldman Sachs Valuation Committee marked the Fund’s position in Yandex stock at zero.

20

PORTFOLIO RESULTS

Yandex shares was suspended on February 25, 2022 amid Russia’s invasion of Ukraine. In March, in response to the invasion, a number of index providers, including MSCI, excluded Russian securities from their equity and fixed income indices. Qualtrics International and UiPath each generated a double-digit negative return within the MSCI ACWI Index during the Reporting Period.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A

Relative to the Index, the Fund benefited most from overweight positions in ON Semiconductor, a U.S.-based semiconductor supplier; Palo Alto Networks, a U.S. multinational cybersecurity company; and Wolfspeed., a U.S. developer and manufacturer of wide bandgap semiconductors (2.58%, 3.54% and 1.47% of Fund net assets as of August 31, 2022, respectively). All three stocks recorded double-digit positive returns within the MSCI ACWI Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 4, 2022, Jamie McGregor, who had previously shared responsibility for trading, no longer served as a portfolio manager for the Fund. There were no changes to the portfolio managers who were responsible for security selection. At the end of the Reporting Period, the portfolio managers for the Fund were Sung Cho, Charles “Brook” Dane and Nathan Lin, who were responsible for security selection, and Raj Garigipati, who was responsible for trading. By design, the Fund is managed within a team structure. This has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[2]

Sector Name	Fund	MSCI ACWI Index

Information Technology	77.80%	21.45%
Communication Services	10.50	7.56
Consumer Discretionary	3.92	11.59
Real Estate	2.47	2.74
Health Care	1.93	12.17
Industrials	1.88	9.59
Financials	0.00	14.34
Consumer Staples	0.00	7.48
Energy	0.00	5.23
Materials	0.00	4.64
Utilities	0.00	3.20

Q	What was the Fund’s country positioning relative to the MSCI AWCI Index at the end of the Reporting Period?[2]

Country Name	Fund	MSCI ACWI Index
U.S.	56.65%	61.65%
Taiwan	10.50	1.67
China	7.71	3.35
Japan	5.69	5.46
Hong Kong	3.64	1.02
Netherlands	3.43	1.04
Australia	2.41	1.96
Argentina	1.92	0.07
Spain	1.81	0.56
Germany	1.65	1.78
Uruguay	1.31	0.00
Singapore	0.99	0.35
South Korea	0.79	1.31
U.K.	0.00	3.68
Canada	0.00	3.10
France	0.00	2.66
Switzerland	0.00	2.46
India	0.00	1.64
Sweden	0.00	0.80
Denmark	0.00	0.65
Brazil	0.00	0.60
Italy	0.00	0.53
Saudi Arabia	0.00	0.52
South Africa	0.00	0.38
Finland	0.00	0.24
Mexico	0.00	0.23
Belgium	0.00	0.22
Indonesia	0.00	0.22
Thailand	0.00	0.22
Norway	0.00	0.21

21

PORTFOLIO RESULTS

Country Name	Fund	MSCI ACWI Index
Israel	0.00%	0.20%
Ireland	0.00	0.19
Malaysia	0.00	0.17
United Arab Emirates	0.00	0.15
Qatar	0.00	0.13
Kuwait	0.00	0.10
Philippines	0.00	0.09
Chile	0.00	0.07
Poland	0.00	0.06
Portugal	0.00	0.06
New Zealand	0.00	0.04
Austria	0.00	0.04
Turkey	0.00	0.04
Peru	0.00	0.03
Greece	0.00	0.03
Hungary	0.00	0.02
Colombia	0.00	0.02
Czech Republic	0.00	0.02
Egypt	0.00	0.01
Pakistan	0.00	0.00
Russia	0.00	0.00

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of August 31, 2022. Figures above may not sum to 100% due to rounding due to the presence of cash.

22

FUND BASICS

Goldman Sachs Future Tech Leaders Equity ETF

as of August 31, 2022

FUND SNAPSHOT

As of August 31, 2022

Market Price[1]	$24.08
Net Asset Value (NAV)[1]	$24.12

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/22[2]

Holding	% of Net Assets	Line of Business	Country

Palo Alto Networks, Inc.	3.5%	Information Technology	United States
Cadence Design Systems, Inc.	3.0	Information Technology	United States
ON Semiconductor Corp.	2.6	Information Technology	United States
Kingdee International Software Group Co. Ltd.	2.6	Information Technology	China
Motorola Solutions, Inc.	2.5	Information Technology	United States
SBA Communications Corp. REIT	2.5	Real Estate	United States
Atlassian Corp. PLC, Class A	2.4	Information Technology	United States
Bill.com Holdings, Inc.	2.4	Information Technology	United States
Marvell Technology, Inc.	2.4	Information Technology	United States
KLA Corp.	2.4	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 14, 2021 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI Index, and the Fund’s secondary custom benchmark, MSCI ACWI Select Information Technology + Communication Services + Internet & Direct Marketing Retail (Excluding > $100bn Market Capitalization) Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Future Tech Leaders Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 14, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	Since Inception
Shares based on NAV (Commenced September 14, 2021)	-40.03%

Shares based on Market Price (Commenced September 14, 2021)	-40.13%

MSCI ACWI Index	-15.25%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one year are not annualized.

24

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets and 24 emerging markets countries.

MSCI ACWI Health Care Index includes large and mid cap securities across 23 developed markets and 24 emerging markets countries.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

FTSE Global Core Infrastructure 50/50 Index give participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors.

FTSE EPRA Nariet Developed Index is designed to represent general trends in eligible real estate equities worldwide.

MSCI ACWI Select Information Technology + Communication Services + Internet & Direct Marketing Retail (Excluding >$100bn Market Capitalization) Index is comprised of those companies classified within the Information Technology sector, Communications Services sector and Internet and Direct Marketing Retail industry within the MSCI ACWI Index and excludes companies with a market capitalization over $100 billion.

25

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.7%
Communication Services – 28.5%
41,961	Alphabet, Inc., Class C*	$4,580,043
58,908	Baidu, Inc., Class A (China)*	1,062,000
46,729	Bumble, Inc., Class A*	1,170,562
27,333	CTS Eventim AG & Co. KGaA (Germany)*	1,474,554
14,555	Electronic Arts, Inc.	1,846,593
25,358	Live Nation Entertainment, Inc.*	2,291,349
15,660	Meta Platforms, Inc., Class A*	2,551,484
3,422	NAVER Corp. (South Korea)	614,018
96,471	NetEase, Inc. (China)	1,742,878
11,383	Sea Ltd. ADR (Singapore)*	705,746
55,247	Snap, Inc., Class A*	601,087
34,703	Tencent Holdings Ltd. (China)	1,446,686
18,126	T-Mobile US, Inc.*	2,609,419
23,563	Walt Disney Co. (The)*	2,640,941

		25,337,360

Consumer Discretionary – 27.4%
54,068	Amazon.com, Inc.*	6,854,200
13,569	Basic-Fit NV (Netherlands)*(a)	520,121
8,809	Etsy, Inc.*	930,319
90,102	Farfetch Ltd., Class A (United Kingdom)*	903,723
6,217	LVMH Moet Hennessy Louis Vuitton SE (France)	4,047,850
65,752	Meituan, Class B (China)*(a)	1,590,007
2,882	MercadoLibre, Inc. (Brazil)*	2,465,148
50,335	Moncler SpA (Italy)	2,259,425
24,904	NIKE, Inc., Class B	2,651,031
5,130	Ulta Beauty, Inc.*	2,153,933

		24,375,757

Consumer Staples – 5.0%
423,737	Budweiser Brewing Co. APAC Ltd. (China)(a)	1,249,803
211,652	Davide Campari-Milano NV (Italy)	2,087,404
46,740	Proya Cosmetics Co. Ltd., Class A (China)	1,084,840

		4,422,047

Health Care – 2.4%
14,736	Guardant Health, Inc.*	737,684
7,087	Illumina, Inc.*	1,429,023

		2,166,707

Industrials – 2.2%
63,983	Experian PLC (United Kingdom)	1,952,840

Information Technology – 16.9%
870	Adyen NV (Netherlands)*(a)	1,351,610
409,637	Locaweb Servicos de Internet SA (Brazil)*(a)	739,260
12,434	Mastercard, Inc., Class A	4,033,217
90,628	MediaTek, Inc. (Taiwan)	1,986,000
16,349	NVIDIA Corp.	2,467,718
87,003	Sunny Optical Technology Group Co. Ltd. (China)	1,196,051

Common Stocks – (continued)
Information Technology – (continued)
199,381	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,308,005

		15,081,861

Materials – 4.1%
35,979	Ball Corp.	2,007,988
12,797	Koninklijke DSM NV (Netherlands)	1,638,743

		3,646,731

Real Estate – 4.2%
14,736	American Tower Corp. REIT	3,743,681

Utilities – 7.0%
103,642	EDP Renovaveis SA (Spain)	2,518,930
43,247	NextEra Energy, Inc.	3,678,590

		6,197,520

TOTAL INVESTMENTS – 97.7%
(Cost $105,342,132)		$86,924,504

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		2,076,029

NET ASSETS – 100.0%		$89,000,533

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.0%
Australia – 3.1%
15,574	CSL Ltd. (Health Care)	$3,134,055

Denmark – 2.4%
67,592	Genmab A/S ADR (Health Care)*	2,398,840

France – 1.1%
3,115	Sartorius Stedim Biotech (Health Care)	1,145,478

Italy – 0.4%
25,754	Stevanato Group SpA (Health Care)	427,516

Japan – 5.1%
79,027	Chugai Pharmaceutical Co. Ltd. (Health Care)	2,057,410
18,595	Hoya Corp. (Health Care)	1,911,479
55,784	Kyowa Kirin Co. Ltd. (Health Care)	1,261,553

		5,230,442

Netherlands – 2.8%
7,066	Argenx SE ADR (Health Care)*	2,670,030
21,570	Pharvaris NV (Health Care)*	196,071

		2,866,101

Switzerland – 1.1%
2,045	Lonza Group AG (Health Care)	1,096,729

United Kingdom – 4.9%
37,653	AstraZeneca PLC (Health Care)	4,663,461
95,576	Oxford Nanopore Technologies PLC (Health Care)*	304,722

		4,968,183

United States – 77.1%
42,210	2seventy bio, Inc. (Health Care)*	621,753
36,256	Agios Pharmaceuticals, Inc. (Health Care)*	924,528
14,689	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	2,253,293
3,997	Align Technology, Inc. (Health Care)*	974,069
34,865	Allogene Therapeutics, Inc. (Health Care)*	477,999
5,857	Alnylam Pharmaceuticals, Inc. (Health Care)*	1,210,466
14,644	Axonics, Inc. (Health Care)*	1,058,029
14,877	Beam Therapeutics, Inc. (Health Care)*	812,284
12,971	Biogen, Inc. (Health Care)*	2,534,274
101,061	Boston Scientific Corp. (Health Care)*	4,073,769
38,629	Bristol-Myers Squibb Co. (Health Care)	2,603,981
24,342	Catalent, Inc. (Health Care)*	2,142,096
25,009	Certara, Inc. (Health Care)*	391,891
6,369	Cooper Cos., Inc. (The) (Health Care)	1,830,705
6,508	Danaher Corp. (Health Care)	1,756,574
30,587	Dexcom, Inc. (Health Care)*	2,514,557
39,792	Edwards Lifesciences Corp. (Health Care)*	3,585,259
19,337	Eli Lilly & Co. (Health Care)	5,824,885
43,265	Exelixis, Inc. (Health Care)*	767,521
33,967	Gilead Sciences, Inc. (Health Care)	2,155,885
14,644	Guardant Health, Inc. (Health Care)*	733,079
68,962	Halozyme Therapeutics, Inc. (Health Care)*	2,808,822

Common Stocks – (continued)
United States – (continued)
3,718	IDEXX Laboratories, Inc. (Health Care)*	1,292,451
9,995	Illumina, Inc. (Health Care)*	2,015,392
9,856	Inari Medical, Inc. (Health Care)*	683,514
13,620	Insulet Corp. (Health Care)*	3,479,501
17,804	Intuitive Surgical, Inc. (Health Care)*	3,662,995
3,627	iRhythm Technologies, Inc. (Health Care)*	534,801
49,045	MaxCyte, Inc. (Health Care)*	255,034
2,278	Mettler-Toledo International, Inc. (Health Care)*	2,761,984
41,302	Neurocrine Biosciences, Inc. (Health Care)*	4,321,428
12,829	Novanta, Inc. (Information Technology)*	1,715,109
24,314	Pacific Biosciences of California, Inc. (Health Care)*	142,480
6,926	PerkinElmer, Inc. (Health Care)	935,426
11,204	Sarepta Therapeutics, Inc. (Health Care)*	1,225,494
18,455	Seagen, Inc. (Health Care)*	2,847,422
6,184	Shockwave Medical, Inc. (Health Care)*	1,835,782
6,693	Tandem Diabetes Care, Inc. (Health Care)*	306,138
14,317	Ultragenyx Pharmaceutical, Inc. (Health Care)*	682,778
17,153	Veeva Systems, Inc., Class A (Health Care)*	3,418,936
11,017	West Pharmaceutical Services, Inc. (Health Care)	3,268,634
9,808	Zimmer Biomet Holdings, Inc. (Health Care)	1,042,787

		78,483,805

TOTAL INVESTMENTS – 98.0%
(Cost $114,433,612)		$99,751,149

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		2,029,860

NET ASSETS – 100.0%		$101,781,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The below table represents the sector breakdown of investments as a percentage of total market value of the Fund:

Sector Name	% of Market Value
Health Care	96.0%
Real Estate	2.3
Information Technology	1.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.0%
Australia – 0.1%
633,070	Carbon Revolution Ltd. (Consumer Discretionary)*	$115,010

Belgium – 1.3%
68,234	Umicore SA (Materials)	2,178,453

China – 3.9%
53,572	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)*	3,753,549
2,220,481	Xinyi Solar Holdings Ltd. (Information Technology)	3,066,693

		6,820,242

Denmark – 5.4%
47,439	Chr Hansen Holding A/S (Materials)	2,772,080
62,292	Novozymes A/S, Class B (Materials)	3,584,424
30,884	Orsted AS (Utilities)(a)	3,035,245

		9,391,749

Finland – 4.4%
154,004	Neste OYJ (Energy)	7,626,793

France – 0.8%
49,528	Imerys SA (Materials)	1,439,303

Germany – 2.3%
165,923	Infineon Technologies AG (Information Technology)	4,054,307

Ireland – 0.7%
20,716	Kingspan Group PLC (Industrials)	1,179,866

Italy – 3.1%
1,144,815	Enel SpA (Utilities)	5,405,313

Japan – 10.3%
29,980	Daikin Industries Ltd. (Industrials)	5,295,295
62,960	Horiba Ltd. (Information Technology)	2,902,178
8,994	Keyence Corp. (Information Technology)	3,428,263
89,977	Kurita Water Industries Ltd. (Industrials)	3,543,909
41,972	Nidec Corp. (Industrials)	2,823,062

		17,992,707

Netherlands – 3.9%
71,205	Aalberts NV (Industrials)	2,617,703
32,760	Koninklijke DSM NV (Materials)	4,195,141
13,237	Pryme NV (Industrials)*(a)	12,005

		6,824,849

Norway – 2.0%
1,201,234	Aker Carbon Capture ASA (Industrials)*	2,599,971
384,033	Aker Horizons ASA (Industrials)*(b)	694,995
178,697	Circa Group AS (Materials)*	142,790

		3,437,756

Spain – 3.8%
638,214	Iberdrola SA (Utilities)	6,664,638

Common Stocks – (continued)
Sweden – 0.4%
75,785	Re:NewCell AB (Materials)*(b)	656,413

Switzerland – 3.5%
122,208	ABB Ltd. (Industrials)	3,377,171
12,211	Sika AG (Materials)	2,757,625

		6,134,796

Taiwan – 2.1%
419,875	Delta Electronics, Inc. (Information Technology)	3,627,996

United Kingdom – 1.9%
1,043,435	DS Smith PLC (Materials)	3,250,257

United States – 48.1%
20,025	Albemarle Corp. (Materials)	5,365,899
41,006	Aptiv PLC (Consumer Discretionary)*	3,831,191
43,751	Ball Corp. (Materials)	2,441,743
116,388	Bloom Energy Corp., Class A (Industrials)*	2,957,419
24,257	Danaher Corp. (Health Care)	6,547,207
65,042	Danimer Scientific, Inc. (Materials)*(b)	289,437
33,705	Darling Ingredients, Inc. (Consumer Staples)*	2,563,602
35,683	DocuSign, Inc. (Information Technology)*	2,077,464
40,079	Ecolab, Inc. (Materials)	6,566,143
48,147	Itron, Inc. (Information Technology)*	2,290,834
82,305	NextEra Energy, Inc. (Utilities)	7,000,863
131,633	Nuvve Holding Corp. (Industrials)*(b)	377,787
465,162	Oatly Group AB ADR (Consumer Staples)*(b)	1,502,473
37,104	Schneider Electric SE (Industrials)	4,431,674
182,211	Shoals Technologies Group, Inc., Class A (Industrials)*	4,804,904
210,289	Smart Wires Technology Ltd. SDR (Industrials)*	116,484
12,431	SolarEdge Technologies, Inc. (Information Technology)*	3,430,583
95,435	Tattooed Chef, Inc. (Consumer Staples)*(b)	635,597
23,944	Trane Technologies PLC (Industrials)	3,689,052
32,030	Waste Connections, Inc. (Industrials)	4,457,935
27,397	Waste Management, Inc. (Industrials)	4,630,915
87,319	Westrock Co. (Materials)	3,544,278
41,265	Wolfspeed, Inc. (Information Technology)*	4,682,340
58,286	Xylem, Inc. (Industrials)	5,309,855

		83,545,679

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $210,222,187)		$170,346,127

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,990,428	2.154%	$1,990,428
(Cost $1,990,428)

TOTAL INVESTMENTS – 99.1%
(Cost $212,212,615)		$172,336,555

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,487,586

NET ASSETS – 100.0%		$173,824,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
SDR	—Swedish Depositary Receipt

Sector	% of Market Value
Industrials	32.9%
Materials	22.7
Information Technology	17.2
Utilities	12.8
Energy	4.4
Health Care	3.8
Consumer Staples	2.7
Consumer Discretionary	2.3
Securities Lending Reinvestment Vehicle	1.2

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.9%
Communication Services – 2.7%
16,880	Cellnex Telecom SA (Spain)*(a)	$658,070

Energy – 1.4%
2,133	Cheniere Energy, Inc.	341,664

Health Care – 1.1%
31,680	Chartwell Retirement Residences (Canada)	251,340

Industrials – 11.5%
79,798	Enav SpA (Italy)*(a)	331,234
13,961	Ferrovial SA (Spain)	350,681
1,576	Norfolk Southern Corp.	383,173
92,134	Transurban Group (Australia)	881,748
8,695	Vinci SA (France)	806,566

		2,753,402

Materials – 2.8%
1,288	Linde PLC (United Kingdom)	364,324
911	Martin Marietta Materials, Inc.	316,764

		681,088

Real Estate – 52.5%
4,064	Alexandria Real Estate Equities, Inc. REIT	623,418
4,180	American Tower Corp. REIT	1,061,929
8,603	Americold Realty Trust, Inc. REIT	253,100
2,651	AvalonBay Communities, Inc. REIT	532,612
26,615	Big Yellow Group PLC REIT (United Kingdom)	411,891
16,860	CTP NV (Netherlands)(a)	229,890
4,595	Digital Realty Trust, Inc. REIT	568,080
12,953	DigitalBridge Group, Inc.*	230,563
8,041	Duke Realty Corp. REIT	473,213
905	Equinix, Inc. REIT	594,920
9,120	Equity LifeStyle Properties, Inc. REIT	639,312
6,034	Equity Residential REIT	441,568
278	GLP J REIT (Japan)	340,719
22,976	Goodman Group REIT (Australia)	309,826
114,441	Ingenia Communities Group REIT (Australia)	334,218
16,674	Invitation Homes, Inc. REIT	604,933
7,735	Prologis, Inc. REIT	963,085
1,902	Public Storage REIT	629,239
1,954	SBA Communications Corp. REIT	635,539
30,365	Segro PLC REIT (United Kingdom)	333,188
17,997	Summit Industrial Income REIT (Canada)	253,134
4,685	Terreno Realty Corp. REIT	285,738
35,812	UNITE Group PLC (The) REIT (United Kingdom)	437,961
8,357	Ventas, Inc. REIT	399,966
18,171	Vonovia SE (Germany)	493,340
6,557	Welltower, Inc. REIT	502,594

		12,583,976

Common Stocks – (continued)
Utilities – 25.9%
11,155	AES Corp. (The)	283,895
3,251	American Water Works Co., Inc.	482,611
6,726	CMS Energy Corp.	454,274
50,985	Enel SpA (Italy)	240,729
32,283	Engie SA (France)	385,261
5,701	Eversource Energy	511,322
89,159	National Grid PLC (United Kingdom)	1,118,376
13,022	NextEra Energy, Inc.	1,107,651
2,144	Orsted AS (Denmark)(a)	210,710
16,408	Veolia Environnement SA (France)	367,599
5,057	WEC Energy Group, Inc.	521,579
7,131	Xcel Energy, Inc.	529,477

		6,213,484

TOTAL INVESTMENTS – 97.9%
(Cost $26,123,260)		$23,483,024

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		492,305

NET ASSETS – 100.0%		$23,975,329

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.5%
Communication Services – 10.5%
200,150	Baidu, Inc., Class A (China)*	$3,608,328
112,322	Cellnex Telecom SA (Spain)*(a)	4,378,893
228,383	Kuaishou Technology (China)*(a)	2,001,918
40,124	Match Group, Inc.*	2,268,210
10,660	NAVER Corp. (South Korea)	1,912,751
288,862	NetEase, Inc. (China)	5,218,679
38,881	Sea Ltd. ADR (Singapore)*	2,410,622
336,889	Snap, Inc., Class A*	3,665,352
71,449	Yandex NV, Class A (Russia)*(b)	—

		25,464,753

Consumer Discretionary – 3.9%
46,029	Etsy, Inc.*	4,861,123
5,439	MercadoLibre, Inc. (Brazil)*	4,652,303

		9,513,426

Health Care – 1.9%
45,460	Hoya Corp. (Japan)	4,673,075

Industrials – 1.9%
67,810	Nidec Corp. (Japan)	4,560,941

Information Technology – 77.8%
3,157	Adyen NV (Netherlands)*(a)	4,904,636
110,067	AppLovin Corp., Class A*	2,710,950
71,280	ASMedia Technology, Inc. (Taiwan)	2,189,628
19,901	Aspen Technology, Inc.*	4,191,151
23,616	Atlassian Corp. PLC, Class A*	5,848,739
36,015	Bill.com Holdings, Inc.*	5,830,108
42,274	Cadence Design Systems, Inc.*	7,345,953
35,656	Cognizant Technology Solutions Corp., Class A	2,252,389
46,839	Datadog, Inc., Class A*	4,915,753
491,222	Delta Electronics, Inc. (Taiwan)	4,244,481
127,878	Dlocal Ltd. (Uruguay)*	3,180,326
121,197	Dynatrace, Inc.*	4,627,301
38,042	Entegris, Inc.	3,609,425
62,441	Fidelity National Information Services, Inc.	5,705,234
13,963	HubSpot, Inc.*	4,706,090
163,813	Infineon Technologies AG (Germany)	4,002,749
3,200,295	Kingdee International Software Group Co. Ltd. (China)*	6,246,586
16,843	KLA Corp.	5,796,182
512,042	Luxshare Precision Industry Co. Ltd., Class A (China)	2,786,926
124,450	Marvell Technology, Inc.	5,826,749
204,925	MediaTek, Inc. (Taiwan)	4,490,677
40,040	MKS Instruments, Inc.	3,988,384
24,795	Motorola Solutions, Inc.	6,035,351
20,795	NXP Semiconductors NV (China)	3,422,441
25,129	Okta, Inc.*	2,296,791
90,984	ON Semiconductor Corp.*	6,256,970
15,420	Palo Alto Networks, Inc.*	8,586,010
49,017	Procore Technologies, Inc.*	2,676,328
299,358	Qualtrics International, Inc., Class A*	3,667,135
68,191	RingCentral, Inc., Class A*	2,934,941
174,287	Sangfor Technologies, Inc., Class A (China)	2,441,543
283,868	Silergy Corp. (China)	4,970,896

Common Stocks – (continued)
Information Technology – (continued)
27,840	Snowflake, Inc., Class A*	5,037,648
14,283	Tokyo Electron Ltd. (Japan)	4,549,953
190,012	UiPath, Inc., Class A*	3,125,697
520,545	Unimicron Technology Corp. (Taiwan)	2,590,967
3,203,961	United Microelectronics Corp. (Taiwan)*	4,326,334
1,077,764	Vanguard International Semiconductor Corp. (Taiwan)	2,634,436
1,219,741	Venustech Group, Inc., Class A (China)	3,328,231
388,785	Viavi Solutions, Inc.*	5,474,093
4,072,752	Weimob, Inc. (China)*(a)(c)	1,899,166
31,376	Wolfspeed, Inc.*	3,560,235
28,928	Workday, Inc., Class A*	4,760,392
29,165	Zscaler, Inc.*	4,644,235

		188,620,210

Real Estate – 2.5%
18,377	SBA Communications Corp. REIT	5,977,119

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $337,854,263)		$238,809,524

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
706,501	2.154%	$706,501
(Cost $706,501)

TOTAL INVESTMENTS – 98.8%
(Cost $338,560,764)		$239,516,025

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		2,891,407

NET ASSETS – 100.0%		$242,407,432

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities

August 31, 2022

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF
Assets:

Investments at value (cost $105,342,132, $114,433,612, $210,222,187 and $26,123,260, respectively)(a)	$86,924,504	$99,751,149	$170,346,127	$23,483,024

Investments in securities lending reinvestment vehicle, at value which equals cost	—	—	1,990,428	—

Cash	1,795,583	2,000,362	3,416,558	294,219

Foreign currency, at value (cost $302,776, $36,822, $— and $180,457, respectively)	300,634	36,406	—	177,349

Receivables:

Dividends	35,287	62,099	121,961	33,462

Foreign tax reclaims	4,390	—	47,439	3,372

Securities lending income	258	111	9,579	—

Total assets	89,060,656	101,850,127	175,932,092	23,991,426

Liabilities:

Payables:

Management fees	60,123	69,118	117,510	16,097

Upon return of securities loaned	—	—	1,990,428	—

Foreign bank overdraft (cost $11 for Future Planet Equity ETF)	—	—	13	—

Total liabilities	60,123	69,118	2,107,951	16,097

Net Assets:

Paid-in capital	110,869,295	119,696,983	215,711,393	27,100,977

Total distributable loss	(21,868,762)	(17,915,974)	(41,887,252)	(3,125,648)

NET ASSETS	$89,000,533	$101,781,009	$173,824,141	$23,975,329
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,500,000	3,400,000	5,750,000	700,000

Net asset value per share:	$25.43	$29.94	$30.23	$34.25

(a)	Includes loaned securities having a market value of $1,923,031 for Future Planet Equity ETF.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities (continued)

August 31, 2022

Future Tech Leaders Equity ETF
Assets:

Investments at value (cost $337,854,263)(a)	$238,809,524

Investments in securities lending reinvestment vehicle, at value which equals cost	706,501

Cash	3,632,656

Receivables:

Dividends	112,808

Foreign tax reclaims	13,629

Securities lending income	2,859

Total assets	243,277,977

Liabilities:

Payables:

Upon return of securities loaned	706,501

Management fees	163,872

Foreign bank overdraft (cost $176)	172

Total liabilities	870,545

Net Assets:

Paid-in capital	376,287,884

Total distributable loss	(133,880,452)

NET ASSETS	$242,407,432
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	10,050,000

Net asset value per share:	$24.12

(a)	Includes loaned securities having a market value of $658,897 for Future Tech Leaders Equity ETF.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUTURE ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Future Consumer Equity ETF*	Future Health Care Equity ETF*	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF*
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $68,828, $6,553, $294,526 and $25,512, respectively)	$519,594	$199,200	$1,893,817	$387,670

Securities lending income — unaffiliated issuer	312	2,211	152,868	1,149

Total investment income	519,906	201,411	2,046,685	388,819

Expenses:

Management fees	312,727	355,010	972,370	104,534

Trustee fees	8,368	8,451	12,323	7,624

Total expenses	321,095	363,461	984,693	112,158

NET INVESTMENT INCOME (LOSS)	198,811	(162,050)	1,061,992	276,661

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,635,961)	(3,301,533)	(2,716,240)	(537,606)

In-kind redemptions	(474,763)	889,334	(140,799)	—

Foreign currency transactions	3,867	(3,869)	(21,179)	(9,679)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(18,417,628)	(14,682,463)	(42,808,550)	(2,640,236)

Foreign currency translations	(2,344)	(523)	(4,026)	(3,525)

Net realized and unrealized loss	(22,526,829)	(17,099,054)	(45,690,794)	(3,191,046)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,328,018)	$(17,261,104)	$(44,628,802)	$(2,914,385)

*	For the period November 9, 2021 (commencement of operations) through August 31, 2022.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Operations (continued)

For the Period Ended August 31, 2022

Future Tech Leaders Equity ETF*
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $213,722)	$1,839,086

Securities lending income — unaffiliated issuer	32,907

Total investment income	1,871,993

Expenses:

Management fees	1,782,631

Trustee fees	15,148

Total expenses	1,797,779

NET INVESTMENT INCOME	74,214

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(37,673,044)

In-kind redemptions	(677,277)

Foreign currency transactions	(33,013)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(99,044,739)

Foreign currency translations	(1,939)

Net realized and unrealized loss	(137,430,012)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(137,355,798)

*	For the period September 14, 2021 (commencement of operations) through August 31, 2022.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Consumer Equity ETF	Future Health Care Equity ETF
	For the Period November 9, 2021* to August 31, 2022	For the Period November 9, 2021* to August 31, 2022
From operations:

Net investment income (loss)	$198,811	$(162,050)

Net realized loss	(4,106,857)	(2,416,068)

Net change in unrealized loss	(18,419,972)	(14,682,986)

Net decrease in net assets resulting from operations	(22,328,018)	(17,261,104)

Distributions to shareholders:

From distributable earnings	(202,678)	—

From return of capital	(74,347)	—

Total distributions to shareholders	(277,025)	—

From share transactions:

Proceeds from sales of shares	120,508,199	129,642,436

Cost of shares redeemed	(8,902,623)	(10,600,323)

Net increase in net assets resulting from share transactions	111,605,576	119,042,113

TOTAL INCREASE	89,000,533	101,781,009

Net assets:

Beginning of period	$—	$—

End of period	$89,000,533	$101,781,009

*	Commencement of operations.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Planet Equity ETF		Future Real Estate and Infrastructure Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Period July 13, 2021* to August 31, 2021	For the Period November 9, 2021* to August 31, 2022
From operations:

Net investment income	$1,061,992	$24,822	$276,661

Net realized gain (loss)	(2,878,218)	37,501	(547,285)

Net change in unrealized gain (loss)	(42,812,576)	2,932,519	(2,643,761)

Net increase (decrease) in net assets resulting from operations	(44,628,802)	2,994,842	(2,914,385)

Distributions to shareholders:

From distributable earnings	(755,496)	—	(211,263)

From share transactions:

Proceeds from sales of shares	191,443,464	57,110,086	27,100,977

Cost of shares redeemed	(32,339,953)	—	—

Net increase in net assets resulting from share transactions	159,103,511	57,110,086	27,100,977

TOTAL INCREASE	113,719,213	60,104,928	23,975,329

Net assets:

Beginning of period	$60,104,928	$—	$—

End of period	$173,824,141	$60,104,928	$23,975,329

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

Future Tech Leaders Equity ETF
For the Period September 14, 2021* to August 31, 2022
From operations:

Net investment income	$74,214

Net realized loss	(38,383,334)

Net change in unrealized loss	(99,046,678)

Net decrease in net assets resulting from operations	(137,355,798)

Distributions to shareholders:

From distributable earnings	(9,965)

From share transactions:

Proceeds from sales of shares	422,677,334

Cost of shares redeemed	(42,904,139)

Net increase in net assets resulting from share transactions	379,773,195

TOTAL INCREASE	242,407,432

Net assets:

Beginning of period	$—

End of period	$242,407,432

*	Commencement of operations.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Future Consumer Equity ETF
	For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.03

Net investment income(a)	0.10

Net realized and unrealized loss	(14.62)

Total loss from investment operations	(14.52)

Distributions to shareholders from net investment income	(0.06)

Distributions to shareholders from return of capital	(0.02)

Total distributions	(0.08)

Net asset value, end of period	$25.43

Market price, end of period	$25.30

Total Return at Net Asset Value(b)	(36.28)%

Net assets, end of period (in 000’s)	$89,001

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	0.46	%(c)

Portfolio turnover rate(d)	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF
	For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$39.68

Net investment loss(a)	(0.08)

Net realized and unrealized loss	(9.66)

Total loss from investment operations	(9.74)

Net asset value, end of period	$29.94

Market price, end of period	$30.00

Total Return at Net Asset Value(b)	(24.55)%

Net assets, end of period (in 000’s)	$101,781

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment loss to average net assets	(0.33	)%(c)

Portfolio turnover rate(d)	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Planet Equity ETF
	For the Fiscal Year Ended August 31, 2022	For the Period July 13, 2021* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$42.18	$39.89

Net investment income(a)	0.27	0.02

Net realized and unrealized gain (loss)	(12.05)	2.27

Total gain (loss) from investment operations	(11.78)	2.29

Distributions to shareholders from net investment income	(0.17)	—

Net asset value, end of period	$30.23	$42.18

Market price, end of period	$30.15	$42.25

Total Return at Net Asset Value(b)	(27.97)%	5.74%

Net assets, end of period (in 000’s)	$173,824	$60,104

Ratio of total expenses to average net assets	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	0.81%	0.42	%(c)

Portfolio turnover rate(d)	15%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Real Estate and Infrastructure Equity ETF
	For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.05

Net investment income(a)	0.56

Net realized and unrealized loss	(5.95)

Total loss from investment operations	(5.39)

Distributions to shareholders from net investment income	(0.41)

Net asset value, end of period	$34.25

Market price, end of period	$34.25

Total Return at Net Asset Value(b)	(13.52)%

Net assets, end of period (in 000’s)	$23,975

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	1.85	%(c)

Portfolio turnover rate(d)	40%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF
	For the Period September 14, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.22

Net investment income(a)	0.01

Net realized and unrealized loss	(16.11)

Total loss from investment operations	(16.10)

Net asset value, end of period	$24.12

Market price, end of period	$24.08

Total Return at Net Asset Value(b)	(40.03)%

Net assets, end of period (in 000’s)	$242,407

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	0.03	%(c)

Portfolio turnover rate(d)	55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Future Consumer Equity ETF*	Non-Diversified
Goldman Sachs Future Health Care Equity ETF*	Non-Diversified
Goldman Sachs Future Planet Equity ETF	Non-Diversified
Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	Non-Diversified
Goldman Sachs Future Tech Leaders Equity ETF**	Non-Diversified

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

The investment objective of each Fund (except the Goldman Sachs Future Planet Equity ETF) is to seek long-term growth of capital. The investment objective of the Goldman Sachs Future Planet Equity ETF is to seek long-term capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

44

GOLDMAN SACHS FUTURE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments

45

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

46

GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2022:

FUTURE CONSUMER EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$15,986,034	$—	$—

Europe	18,755,200	—	—

North America	48,978,862	—	—

South America	3,204,408	—	—

Total	$86,924,504	$—	$—

FUTURE HEALTH CARE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,230,442	$—	$—

Europe	12,902,847	—	—

North America	78,483,805	—	—

Oceania	3,134,055	—	—

Total	$99,751,149	$—	$—

FUTURE PLANET EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$28,440,945	$—	$—

Europe	58,244,493	—	—

North America	83,429,195	116,484	—

Oceania	115,010	—	—

Securities Lending Reinvestment Vehicle	1,990,428	—	—

Total	$172,220,071	$116,484	$—

FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$340,719	$—	$—

Europe	6,739,819	—	—

North America	14,876,693	—	—

Oceania	1,525,793	—	—

Total	$23,483,024	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

47

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FUTURE TECH LEADERS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$74,508,579	$—	$—	(b)

Europe	13,286,278	—	—

North America	143,182,038	—	—

South America	7,832,629	—	—

Securities Lending Reinvestment Vehicle	706,501	—	—

Total	$239,516,025	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian Positions for which GSAM has determined include significant unobservable inputs as of August 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, August 31, 2021, they were classified as Level 1.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, and, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the period ended August 31, 2022, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Future Consumer Equity ETF	0.75%
Future Health Care Equity ETF	0.75%
Future Planet Equity ETF	0.75%
Future Real Estate and Infrastructure Equity ETF	0.75%
Future Tech Leaders Equity ETF	0.75%

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

(each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Future Consumer Equity ETF
	For the Period November 9, 2021* to August 31, 2022 (Unaudited)
	Shares	Dollars

Fund Share Activity
Shares Sold	3,800,001	$120,483,990
Shares Redeemed	(300,001)	(8,899,985)

NET INCREASE IN SHARES	3,500,000	$111,584,005

	Goldman Sachs Future Health Care Equity ETF
	For the Period November 9, 2021* to August 31, 2022 (Unaudited)
	Shares	Dollars

Fund Share Activity
Shares Sold	3,725,001	$129,641,934
Shares Redeemed	(325,001)	(10,600,323)

NET INCREASE IN SHARES	3,400,000	$119,041,611

	Goldman Sachs Future Planet Equity ETF
	For the Fiscal Year Ended 31-Aug-22 (Unaudited)		For the Period July 13, 2021* to August 31, 2021
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	5,375,000	$191,424,437	1,425,000	$57,104,470
Shares Redeemed	(1,050,000)	(32,343,100)	—	—

NET INCREASE IN SHARES	4,325,000	$159,081,337	1,425,000	$57,104,470

*	Commencement of operations

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Notes to Financial Statements (continued)

August 31, 2022

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Real Estate and Infrastructure Equity ETF
	For the Period November 9, 2021* to August 31, 2022 (Unaudited)
	Shares	Dollars

Fund Share Activity
Shares Sold	700,001	$27,101,017
Shares Redeemed	(1)	(40)

NET INCREASE IN SHARES	700,000	$27,100,977

	Goldman Sachs Future Tech Leaders Equity ETF
	For the Period September 14, 2021* to August 31, 2022 (Unaudited)
	Shares	Dollars

Fund Share Activity
Shares Sold	11,700,000	$422,462,591
Shares Redeemed	(1,650,000)	(42,748,691)

NET INCREASE IN SHARES	10,050,000	$379,713,900

*	Commencement of operations

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2022, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF*	$28,845,831	$11,709,146
Goldman Sachs Future Health Care Equity ETF*	13,104,861	14,076,248
Goldman Sachs Future Planet Equity ETF	28,266,743	18,711,250
Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	6,776,500	7,019,657
Goldman Sachs Future Tech Leaders Equity ETF**	202,670,084	126,487,483

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2022, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF*	$100,042,962	$7,726,873
Goldman Sachs Future Health Care Equity ETF*	128,320,898	10,492,371
Goldman Sachs Future Planet Equity ETF	176,618,319	30,234,813
Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	26,962,548	—
Goldman Sachs Future Tech Leaders Equity ETF**	335,086,603	35,064,618

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Goldman Sachs Future Real Estate and Infrastructure Equity ETF did not have securities on loan as of August 31, 2022.

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Notes to Financial Statements (continued)

August 31, 2022

7. SECURITIES LENDING (continued)

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the period ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the period ended August 31, 2022:

Fund	Beginning value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2022
Goldman Sachs Future Consumer Equity ETF*	$—	$3,748,005	$(3,748,005)	$—
Goldman Sachs Future Health Care Equity ETF *	—	5,634,078	(5,634,078)	—
Goldman Sachs Future Planet Equity ETF	1,099,446	44,816,985	(43,926,003)	1,990,428
Goldman Sachs Future Tech Leaders Equity ETF**	—	36,541,086	(35,834,585)	706,501

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2022 were as follows:

	Future Consumer Equity ETF*	Future Health Care Equity ETF*	Future Planet Equity ETF	Future Real Estate & Infrastructure Equity ETF*	Future Tech Leaders Equity ETF**
Distributions paid from:
Ordinary Income	$202,678	$—	$755,496	$211,263	$9,965
Capital Gains	—	—	—	—	—
Total taxable distributions	$202,678	$—	$755,496	$211,263	$9,965
Return of Capital	$74,347	$—	$—	$—	$—

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

There were no distributions from the Funds for the period ended August 31, 2021.

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8. TAX INFORMATION (continued)

As of August 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Goldman Sachs Future Consumer Equity ETF*	Goldman Sachs Future Health Care Equity ETF*	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	Goldman Sachs Future Tech Leaders Equity ETF**
Undistributed ordinary income — net	$—	$—	$373,385	$61,532	$48,238
Total undistributed earnings	$—	$—	$373,385	$61,532	$48,238
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$—	$—	$(567,945)
Timing differences (Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	(3,085,569)	(2,799,158)	(1,262,304)	(247,446)	(25,265,983)
Unrealized losses — net	(18,783,193)	(15,116,816)	(40,998,333)	(2,939,734)	(108,094,762)
Total accumulated losses net	$(21,868,762)	$(17,915,974)	$(41,887,252)	$(3,125,648)	$(133,880,452)

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

As of August 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Future Consumer Equity ETF*	Goldman Sachs Future Health Care Equity ETF*	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF*	Goldman Sachs Future Tech Leaders Equity ETF**
Tax Cost	$105,705,353	$114,867,442	$213,330,891	$26,419,233	$347,608,848
Gross unrealized gain	739,718	2,516,558	5,784,461	439,535	6,897,656
Gross unrealized loss	(19,522,911)	(17,633,374)	(46,782,794)	(3,379,269)	(114,992,418)
Net unrealized losses	$(18,783,193)	$(15,116,816)	$(40,998,333)	$(2,939,734)	$(108,094,762)

*	Commenced operations on November 9, 2021
**	Commenced operations on September 14, 2021

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments, and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Goldman Sachs Future Consumer Equity ETF	$(661,934)	$661,934
Goldman Sachs Future Health Care Equity ETF	654,870	(654,870)
Goldman Sachs Future Planet Equity ETF	(502,204)	502,204
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	—	—
Goldman Sachs Future Tech Leaders Equity ETF	(3,485,311)	3,485,311

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

August 31, 2022

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund trading individually or in the aggregate at any point in time.

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9. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

55

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF, and Goldman Sachs Future Tech Leaders Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Future Planet Equity ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and for the period July 13, 2021 (commencement of operations) through August 31, 2021 For each of the periods indicated therein
Goldman Sachs Future Tech Leaders Equity ETF	For the period September 14, 2021 (commencement of operations) through August 31, 2022
Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, and Goldman Sachs Future Real Estate and Infrastructure Equity ETF	For the period November 9, 2021 (commencement of operations) through August 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Cheryl K. Beebe	264,924,160	15,294,512	0

Lawrence Hughes	279,548,931	669,741	0

John F. Killian	264,883,857	15,334,814	0

Steven D. Krichmar	279,552,751	665,920	0

Linda A. Lang	279,620,511	598,160	0

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GOLDMAN SACHS FUTURE ETFS

Fund Expenses — Six Month Period ended 08/31/2022 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2022 and held for the entire six months ended August 31, 2022, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Future Consumer Equity ETF			Goldman Sachs Future Health Care Equity ETF			Goldman Sachs Future Planet Equity ETF			Goldman Sachs Future Real Estate and Infrastructure Equity ETF			Goldman Sachs Future Tech Leaders Equity ETF
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid*
Actual based on NAV	$1,000	$795.87	$3.39	$1,000	$910.03	$3.61	$1,000	$880.71	$3.56	$1,000	$914.38	$3.62	$1,000	$746.32	$3.30
Hypothetical 5% return	$1,000	$1,021.42	$3.82	$1,000	$1,021.42	$3.82	$1,000	$1,021.42	$3.82	$1,000	$1,021.42	$3.82	$1,000	$1,021.42	$3.82

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs Future Consumer Equity ETF	0.75%
Goldman Sachs Future Health Care Equity ETF	0.75
Goldman Sachs Future Planet Equity ETF	0.75
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	0.75
Goldman Sachs Future Tech Leaders Equity ETF	0.75

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

59

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

60

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

61

GOLDMAN SACHS FUTURE ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust – Future Thematic Equity ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2022, 39.42%, 33.68%, 24.46%, and 100% of the dividends paid from net investment company taxable income by the Future Consumer Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2022, 83.63%, 100%, 89.14%, and 100% of the dividends paid from net investment company taxable income by the Future Consumer Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2022, the Future Health Care Equity ETF did not have any dividends paid from net investment company taxable income.

62

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta U.S.1000 Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2022 Goldman Sachs. All rights reserved. 294238-OTU-10/2022 FTRETFAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$531,450	$606,900	Financial Statement audits.

Audit-Related Fees:

• PwC	$112,000	$ 59,558	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2022 and August 31, 2021 were approximately $112,000 and $59,558, respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Linda A. Lang, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 3, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 3, 2022